PROSPECTUS  |  JANUARY 31, 2012

Sanford C. Bernstein Fund, Inc.
Sanford C. Bernstein Fund II, Inc.

NON-U.S. STOCK PORTFOLIOS                                   FIXED-INCOME TAXABLE PORTFOLIOS
(Class Offered--Exchange Ticker Symbol)                     (Class Offered--Exchange Ticker Symbol)

    International Portfolio                                   SHORT DURATION PORTFOLIOS
    (International Class-SIMTX)
                                                                U.S. Government Short Duration Portfolio
    Tax-Managed International Portfolio                         (U.S. Government Short Duration Class-SNGSX)
    (Tax-Managed International Class-SNIVX)
                                                                Short Duration Plus Portfolio
    Emerging Markets Portfolio                                  (Short Duration Plus Class-SNSDX)
    (Emerging Markets Class-SNEMX)
                                                              INTERMEDIATE DURATION PORTFOLIOS
FIXED-INCOME MUNICIPAL PORTFOLIOS
(Class Offered--Exchange Ticker Symbol)                         Intermediate Duration Portfolio
                                                                (Intermediate Duration Class-SNIDX)
  SHORT DURATION PORTFOLIOS
                                                                Intermediate Duration Institutional Portfolio
    Short Duration New York Municipal Portfolio                 (Intermediate Duration Institutional Class-SIIDX)
    (Short Duration New York Municipal Class-SDNYX)
                                                            OVERLAY PORTFOLIOS
    Short Duration California Municipal Portfolio           (Classes Offered--Exchange Ticker Symbol)
    (Short Duration California Municipal Class-SDCMX)
                                                                Overlay A Portfolio
    Short Duration Diversified Municipal Portfolio              (Class 1-SAOOX; Class 2-SAOTX)
    (Short Duration Diversified Municipal Class-SDDMX)
                                                                Tax-Aware Overlay A Portfolio
  INTERMEDIATE DURATION PORTFOLIOS                              (Class 1-SATOX; Class 2-SATTX)

    New York Municipal Portfolio                                Overlay B Portfolio
    (New York Municipal Class-SNNYX)                            (Class 1-SBOOX; Class 2-SBOTX)

    California Municipal Portfolio                              Tax-Aware Overlay B Portfolio
    (California Municipal Class-SNCAX)                          (Class 1-SBTOX; Class 2-SBTTX)

    Diversified Municipal Portfolio                             Tax-Aware Overlay C Portfolio
    (Diversified Municipal Class-SNDPX)                         (Class 1-SCTOX; Class 2-SCTTX)

                                                                Tax-Aware Overlay N Portfolio
                                                                (Class 1-SNTOX; Class 2-SNTTX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                     [LOGO]
                                       AB
                                   BERNSTEIN
                            Global Wealth Management
                        A unit of AllianceBernstein L.P.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS.  99

SUMMARY INFORMATION
--------------------------------------------------------------------------------

NON-U.S. STOCK PORTFOLIOS
--------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                       INTERNATIONAL
                                                                           CLASS
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                            None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering
price or redemption proceeds, whichever is lower)                          None
------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed)                        None
------------------------------------------------------------------------------------
Exchange Fee                                                               None
------------------------------------------------------------------------------------
Maximum Account Fee                                                        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                       INTERNATIONAL
                                                                           CLASS
------------------------------------------------------------------------------------
Management Fees                                                            0.89%
Distribution and/or Service (12b-1) Fees                                   None
Other Expenses:
Shareholder Servicing                                                      0.25%
 Other Expenses                                                            0.04%
                                                                           -----
Total Other Expenses                                                       0.29%
                                                                           -----
Total Portfolio Operating Expenses                                         1.18%
                                                                           =====
------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                       INTERNATIONAL
                                                                           CLASS
------------------------------------------------------------------------------------
After 1 Year                                                              $  120
After 3 Years                                                             $  375
After 5 Years                                                             $  649
After 10 Years                                                            $1,432
------------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 62% of the average value of its portfolio.

4

PRINCIPAL STRATEGIES:
The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and
Canada. AllianceBernstein L.P., the Portfolio's investment manager (the
"Manager"), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the
MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Manager also diversifies the Portfolio's investment portfolio between growth and value equity investment styles. The
Manager selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The Portfolio is managed without regard to tax considerations.

The Portfolio's international growth stocks are selected using the Manager's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the Manager's fundamental international value investment discipline. In selecting stocks for the Portfolio, the Manager's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks.
The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the
Portfolio consisted of international value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary
Receipts ("GDRs"). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio's securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the

                                                                             5

  recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the
   Portfolio had invested only pursuant to the equity style that performed better during that period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's International Class shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
------  ------  ------  ------  ------  -----  -------  ------  -----  -------
-8.84%  39.35%  18.48%  14.67%  24.21%  9.15%  -48.98%  26.25%  5.04%  -18.86%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.94%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN
-24.89%, 3RD QUARTER, 2008.

6

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                       1 YEAR  5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------------
International Class  Return Before Taxes                                               -18.86%  -9.74%  2.54%
                     ------------------------------------------------------------------------------------------
                     Return After Taxes on Distributions                               -19.45% -10.29%  1.95%
                     ------------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  -12.27%  -7.74%  2.46%
---------------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                                   -12.14%  -4.72%  4.67%
---------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Laurent Saltiel      Since 2012       Senior Vice President of the Manager

Patrick J. Rudden    Since 2009       Senior Vice President of the Manager

Karen Sesin          Since 2011       Senior Vice President of the Manager

Kevin F. Simms       Since 2012       Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             7

TAX-MANAGED INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                    TAX-MANAGED
                                                                                INTERNATIONAL CLASS
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                    None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)         None
---------------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                   None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                                           None
---------------------------------------------------------------------------------------------------
Maximum Account Fee                                                                    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                           TAX-MANAGED
                                                                       INTERNATIONAL CLASS
------------------------------------------------------------------------------------------
Management Fees                                                               0.86%
Distribution and/or Service (12b-1) Fees                                       None
Other Expenses:
 Shareholder Servicing                                                        0.25%
 Other Expenses                                                               0.03%
                                                                              -----
Total Other Expenses                                                          0.28%
                                                                              -----
Total Portfolio Operating Expenses                                            1.14%
                                                                              =====
------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                           TAX-MANAGED
                                                                       INTERNATIONAL CLASS
------------------------------------------------------------------------------------------
After 1 Year                                                                 $  116
After 3 Years                                                                $  362
After 5 Years                                                                $  628
After 10 Years                                                               $1,386
------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 61% of the average value of its portfolio.

8

PRINCIPAL STRATEGIES:
The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and
Canada. AllianceBernstein L.P., the Portfolio's investment manager (the
"Manager"), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the
MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Manager also diversifies the Portfolio's investment portfolio between growth and value equity investment styles. The
Manager selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.

The Portfolio's international growth stocks are selected using the Manager's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the Manager's fundamental international value investment discipline. In selecting stocks for the Portfolio, the Manager's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks.
The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the
Portfolio consisted of international value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary
Receipts ("GDRs"). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio's securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis.
The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments

                                                                             9

  in foreign securities and foreign currency positions may decrease if the
  U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the
   Portfolio had invested only pursuant to the equity style that performed better during that period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

10

BAR CHART
The annual returns in the bar chart are for the Portfolio's Tax-Managed
International Class shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
------  ------  ------  ------  ------  -----  -------  ------  -----  -------
-8.51%  38.83%  17.58%  14.44%  24.86%  7.37%  -49.05%  27.37%  4.72%  -18.75%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.55%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN
-25.05%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                       1 YEAR  5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------------
Tax-Managed          Return Before Taxes                                               -18.75%  -9.93%  2.38%
International Class  ------------------------------------------------------------------------------------------
                     Return After Taxes on Distributions                               -19.42% -10.39%  1.78%
                     ------------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  -12.20%  -7.82%  2.42%
---------------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                                   -12.14%  -4.72%  4.67%
---------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Laurent Saltiel      Since 2012       Senior Vice President of the Manager

Patrick J. Rudden    Since 2009       Senior Vice President of the Manager

Karen Sesin          Since 2011       Senior Vice President of the Manager

Kevin F. Simms       Since 2012       Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             11

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
-------------------------------------------------------------------------------------
Portfolio Transaction Fee upon Purchase of Shares
(as a percentage of amount invested)                                            1.00%
-------------------------------------------------------------------------------------
Portfolio Transaction Fee upon Redemption of Shares
(as a percentage of amount redeemed)                                            1.00%
-------------------------------------------------------------------------------------
Portfolio Transaction Fee upon Exchange of Shares                               1.00%
-------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------------------------------------
Management Fees                                                        1.12%
Distribution and/or Service (12b-1) Fees                               None
Other Expenses:
 Shareholder Servicing                                                 0.25%
 Transfer Agent                                                        0.02%
 Other Expenses                                                        0.06%
                                                                       -----
Total Other Expenses                                                   0.33%
                                                                       -----
Total Portfolio Operating Expenses                                     1.45%
                                                                       =====
----------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

-----------------------------------------------------------------------------
After 1 Year                                                           $  349
After 3 Years                                                          $  664
After 5 Years                                                          $1,002
After 10 Years                                                         $1,958
-----------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

-----------------------------------------------------------------------------
After 1 Year                                                           $  246
After 3 Years                                                          $  554
After 5 Years                                                          $  884
After 10 Years                                                         $1,818
-----------------------------------------------------------------------------

The amounts shown in the portion of the example showing expenses if you did not redeem your shares at the end of the period reflect the portfolio transaction fee on purchases but do not reflect the portfolio transaction fee on redemptions. If this fee were included, your costs would be higher.

12

The portfolio transaction fees on purchases and redemptions are received by the
Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads. The purpose of these fees is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. For more information on the portfolio transaction fees, see the "How to Buy Shares" section below.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Issuers of these securities may be large or relatively small companies.

AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World Bank) to have an "emerging stock market." Examples of emerging-market countries are
Argentina, Brazil, Chile, Egypt, India, Indonesia, Malaysia, Mexico, the
People's Republic of China, Peru, the Philippines, Poland, South Africa, South
Korea, Taiwan, Thailand and Turkey.

The Manager diversifies the investment portfolio between growth and value equity investment styles. The Manager selects emerging markets growth and emerging markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams.

The Portfolio's emerging markets growth stocks are selected using the Manager's emerging markets growth investment discipline. The emerging markets growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's emerging markets value stocks are selected using the Manager's fundamental emerging markets value investment discipline. In selecting stocks for the Portfolio, the Manager's emerging markets value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be
40%-60% before rebalancing occurs. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate
Investment Trusts ("REITs"), warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts
("ADRs") and Global Depositary Receipts ("GDRs").

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio's assets among emerging-market countries, the Manager will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries.
However, the Portfolio may not necessarily be diversified on a geographical basis. The Manager will also consider the transaction costs and volatility of each individual market.

The Manager may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio's securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the
Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

                                                                             13

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  EMERGING MARKETS SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the
   Portfolio had invested only pursuant to the equity style that performed better during that period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  COUNTRY CONCENTRATION RISK: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the
   Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio's investments in a particular country or region.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

14

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

The returns in the bar chart do not reflect the portfolio transaction fee of
1.00% that is payable to the Portfolio when shares of the Portfolio are purchased and when shares are sold. If these fees were reflected in the chart, the returns would be less than those shown.

BAR CHART

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05     06     07      08       09      10      11
------  ------  ------  ------ ------ ------  -------  ------  ------  -------
-3.84%  76.89%  39.18%  28.78% 28.89% 34.04%  -56.51%  87.40%  15.62%  -23.64%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 35.83%, 2ND QUARTER, 2009 AND WORST QUARTER WAS DOWN
-32.15%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                    1 YEAR  5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------------
Emerging Markets  Return Before Taxes                                               -25.17% -1.12%   14.79%
Portfolio         ------------------------------------------------------------------------------------------
                  Return After Taxes on Distributions                               -25.84% -2.09%   13.68%
                  ------------------------------------------------------------------------------------------
                  Return After Taxes on Distributions and Sale of Portfolio Shares  -15.80% -0.67%   13.68%
------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Index (Net)
(reflects no deduction for fees, expenses, or taxes)                                -18.42%  2.40%   13.86%
------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Henry D'Auria        Since 2012       Senior Vice President of the Manager

Patrick J. Rudden    Since 2009       Senior Vice President of the Manager

Laurent Saltiel      Since 2012       Senior Vice President of the Manager

Karen Sesin          Since 2011       Senior Vice President of the Manager

                                                                             15

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

16

FIXED-INCOME MUNICIPAL PORTFOLIOS
SHORT DURATION PORTFOLIOS
--------------------------------------------------------------------------------

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                         None
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering
price or redemption proceeds, whichever is lower)                       None
----------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed)                     None
----------------------------------------------------------------------------
Exchange Fee                                                            None
----------------------------------------------------------------------------
Maximum Account Fee                                                     None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-----------------------------------------------------------------------------
Management Fees                                                         0.45%
Distribution and/or Service (12b-1) Fees                                None
Other Expenses:
 Shareholder Servicing                                                  0.10%
 Transfer Agent                                                         0.01%
 Other Expenses                                                         0.05%
                                                                        -----
Total Other Expenses                                                    0.16%
                                                                        -----
Total Portfolio Operating Expenses                                      0.61%
                                                                        =====
----------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

----------------------------------------------------------------------------
After 1 Year                                                            $ 62
After 3 Years                                                           $195
After 5 Years                                                           $340
After 10 Years                                                          $762
----------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 32% of the average value of its portfolio.

                                                                             17

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The
Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities will enhance the after-tax return for New
York investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New
   York municipal securities may be vulnerable to events adversely affecting
   New York's economy. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With

18

  the financial services sector contributing over one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The
  Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio's net asset value.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

                                                                             19

BAR CHART

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
3.08%   1.80%   1.01%   1.52%   2.79%   3.65%   2.87%   3.76%   0.13%   2.26%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.52%, 1ST QUARTER, 2008; AND WORST QUARTER WAS DOWN
-0.67%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Short Duration       Return Before Taxes                                               2.26%   2.51%   2.27%
                     -----------------------------------------------------------------------------------------
New York             Return After Taxes on Distributions                               2.26%   2.49%   2.26%
                     -----------------------------------------------------------------------------------------
Municipal Portfolio  Return After Taxes on Distributions and Sale of Portfolio Shares  1.95%   2.46%   2.26%
--------------------------------------------------------------------------------------------------------------
Barclays Capital 1-Year Municipal Index
(reflects no deduction for fees, expenses, or taxes)                                   1.58%   3.03%   2.64%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

20

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             21

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for
California residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                         None
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering
price or redemption proceeds, whichever is lower)                       None
----------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed)                     None
----------------------------------------------------------------------------
Exchange Fee                                                            None
----------------------------------------------------------------------------
Maximum Account Fee                                                     None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-----------------------------------------------------------------------------
Management Fees                                                         0.45%
Distribution and/or Service (12b-1) Fees                                None
Other Expenses:
 Shareholder Servicing                                                  0.10%
 Transfer Agent                                                         0.01%
 Other Expenses                                                         0.07%
                                                                        -----
Total Other Expenses                                                    0.18%
                                                                        -----
Total Portfolio Operating Expenses                                      0.63%
                                                                        =====
----------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

----------------------------------------------------------------------------
After 1 Year                                                            $ 64
After 3 Years                                                           $202
After 5 Years                                                           $351
After 10 Years                                                          $786
----------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

22

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The
Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities will enhance the after-tax return for
California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in
   California municipal securities may be vulnerable to events adversely affecting California's economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio's investments in certain municipal securities with principal and interest

                                                                             23

  payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio's net asset value.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

24

BAR CHART

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
2.62%   1.51%   0.77%   1.17%   2.70%   3.57%   3.07%   3.52%   0.41%   1.82%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.56%, 1ST QUARTER, 2008; AND WORST QUARTER WAS DOWN
-0.83%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Short Duration       Return Before Taxes                                               1.82%   2.47%   2.11%
                     -----------------------------------------------------------------------------------------
California           Return After Taxes on Distributions                               1.82%   2.42%   2.08%
                     -----------------------------------------------------------------------------------------
Municipal Portfolio  Return After Taxes on Distributions and Sale of Portfolio Shares  1.51%   2.40%   2.09%
--------------------------------------------------------------------------------------------------------------
Barclays Capital 1-Year Municipal Index
(reflects no deduction for fees, expenses, or taxes)                                   1.58%   3.03%   2.64%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

                                                                             25

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

26

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases  (as a percentage of
offering price)                                                         None
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)  (as a percentage of offering
price or redemption proceeds, whichever is lower)                       None
----------------------------------------------------------------------------
Redemption Fee  (as a percentage of amount redeemed)                    None
----------------------------------------------------------------------------
Exchange Fee                                                            None
----------------------------------------------------------------------------
Maximum Account Fee                                                     None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-----------------------------------------------------------------------------
Management Fees                                                         0.45%
Distribution and/or Service (12b-1) Fees                                None
Other Expenses:
 Shareholder Servicing                                                  0.10%
 Other Expenses                                                         0.07%
                                                                        -----
Total Other Expenses                                                    0.17%
                                                                        -----
Total Portfolio Operating Expenses                                      0.62%
                                                                        =====
----------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

----------------------------------------------------------------------------
After 1 Year                                                            $ 63
After 3 Years                                                           $199
After 5 Years                                                           $346
After 10 Years                                                          $774
----------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The
Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

                                                                             27

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The
Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities will enhance the after-tax return for
Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

28

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
3.69%   1.86%   1.10%   1.43%   2.84%   3.73%   2.88%   3.83%   0.50%   2.17%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.92%, 2ND QUARTER, 2002; AND WORST QUARTER WAS DOWN
-0.54%, 4TH QUARTER, 2010.

                                                                             29

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Short Duration       Return Before Taxes                                               2.17%   2.62%   2.40%
Diversified          -----------------------------------------------------------------------------------------
Municipal Portfolio  Return After Taxes on Distributions                               2.16%   2.59%   2.37%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  1.82%   2.54%   2.36%
--------------------------------------------------------------------------------------------------------------
Barclays Capital 1-Year Municipal Index
(reflects no deduction for fees, expenses, or taxes)                                   1.58%   3.03%   2.64%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

30

FIXED-INCOME MUNICIPAL PORTFOLIOS
INTERMEDIATE DURATION PORTFOLIOS
--------------------------------------------------------------------------------

NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                          NEW YORK
                                                                       MUNICIPAL CLASS
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                             None
--------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering
price or redemption proceeds, whichever is lower)                           None
--------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed)                         None
--------------------------------------------------------------------------------------
Exchange Fee                                                                None
--------------------------------------------------------------------------------------
Maximum Account Fee                                                         None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                          NEW YORK
                                                                       MUNICIPAL CLASS
--------------------------------------------------------------------------------------
Management Fees                                                             0.48%
Distribution and/or Service (12b-1) Fees                                    None
Other Expenses:
 Shareholder Servicing                                                      0.10%
 Other Expenses                                                             0.03%
                                                                            -----
Total Other Expenses                                                        0.13%
                                                                            -----
Total Portfolio Operating Expenses                                          0.61%
                                                                            =====
-------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                          NEW YORK
                                                                       MUNICIPAL CLASS
--------------------------------------------------------------------------------------
After 1 Year                                                                $ 62
After 3 Years                                                               $195
After 5 Years                                                               $340
After 10 Years                                                              $762
--------------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.

                                                                             31

These transaction costs, which are not reflected in the Annual Portfolio
Operating Expenses or in the Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was
14% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The
Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities will enhance the after-tax return for New
York investors.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New
   York municipal securities may be vulnerable to events adversely affecting
   New York's economy. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With

32

  the financial services sector contributing over one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The
  Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio's net asset value.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

                                                                             33

BAR CHART
The annual returns in the bar chart are for the Portfolio's New York Municipal
Class shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
7.28%   3.95%   2.53%   1.74%   3.21%   4.00%   1.35%   8.16%   2.65%   6.58%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.58%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-2.12%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
New York         Return Before Taxes                                               6.58%   4.52%   4.12%
Municipal Class  -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               6.58%   4.48%   4.09%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  5.39%   4.33%   4.01%
----------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                               6.91%   5.66%   4.87%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

34

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             35

CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and maximize total return after taking account of federal and state taxes for
California residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                  CALIFORNIA
                                                                                MUNICIPAL CLASS
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                  None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)       None
-----------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                 None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                         None
-----------------------------------------------------------------------------------------------
Maximum Account Fee                                                                  None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                         CALIFORNIA
                                                                       MUNICIPAL CLASS
--------------------------------------------------------------------------------------
Management Fees                                                             0.49%
Distribution and/or Service (12b-1) Fees                                    None
Other Expenses:
 Shareholder Servicing                                                      0.10%
 Other Expenses                                                             0.04%
                                                                            -----
Total Other Expenses                                                        0.14%
                                                                            -----
Total Portfolio Operating Expenses                                          0.63%
                                                                            =====
--------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                         CALIFORNIA
                                                                       MUNICIPAL CLASS
--------------------------------------------------------------------------------------
After 1 Year                                                                $ 64
After 3 Years                                                               $202
After 5 Years                                                               $351
After 10 Years                                                              $786
--------------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.

36

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The
Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities will enhance the after-tax return for
California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in
   California municipal securities may be vulnerable to events adversely affecting California's economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio's investments in certain municipal securities with principal and interest

                                                                             37

  payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio's net asset value.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

38

BAR CHART
The annual returns in the bar chart are for the Portfolio's California
Municipal Class shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
5.81%   3.68%   2.57%   1.54%   3.30%   3.96%   1.52%   6.85%   3.16%   7.36%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.03%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-2.53%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
California       Return Before Taxes                                               7.36%   4.55%   3.96%
                 -----------------------------------------------------------------------------------------
Municipal Class  Return After Taxes on Distributions                               7.36%   4.50%   3.92%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  5.93%   4.37%   3.85%
----------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                               6.91%   5.66%   4.87%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

                                                                             39

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

40

DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and maximize total return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                DIVERSIFIED
                                                                                 MUNICIPAL
                                                                                   CLASS
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                None
-------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)     None
-------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed)                                None
-------------------------------------------------------------------------------------------
Exchange Fee                                                                       None
-------------------------------------------------------------------------------------------
Maximum Account Fee                                                                None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                       DIVERSIFIED
                                                                        MUNICIPAL
                                                                          CLASS
----------------------------------------------------------------------------------
Management Fees                                                           0.43%
Distribution and/or Service (12b-1) Fees                                  None
Other Expenses:
 Shareholder Servicing                                                    0.10%
 Other Expenses                                                           0.03%
                                                                          -----
Total Other Expenses                                                      0.13%
                                                                          -----
Total Portfolio Operating Expenses                                        0.56%
                                                                          =====
----------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                       DIVERSIFIED
                                                                        MUNICIPAL
                                                                          CLASS
----------------------------------------------------------------------------------
After 1 Year                                                              $ 57
After 3 Years                                                             $179
After 5 Years                                                             $313
After 10 Years                                                            $701
----------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 18% of the average value of its portfolio.

                                                                             41

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The
Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The
Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities will enhance the after-tax return for
Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

42

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but that its decisions may not produce the desired results.
   In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Diversified
Municipal Class shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
6.79%   4.04%   2.60%   1.48%   3.18%   4.05%   2.49%   7.04%   2.65%   7.06%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.06%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-2.06%, 4TH QUARTER, 2010.

                                                                             43

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Diversified      Return Before Taxes                                               7.06%   4.64%   4.12%
                 -----------------------------------------------------------------------------------------
Municipal Class  Return After Taxes on Distributions                               7.04%   4.60%   4.09%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  5.69%   4.43%   4.00%
----------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                               6.91%   5.66%   4.87%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

44

FIXED-INCOME TAXABLE PORTFOLIOS
SHORT DURATION PORTFOLIOS
--------------------------------------------------------------------------------

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                         None
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering
price or redemption proceeds, whichever is lower)                       None
----------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed)                     None
----------------------------------------------------------------------------
Exchange Fee                                                            None
----------------------------------------------------------------------------
Maximum Account Fee                                                     None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-----------------------------------------------------------------------------
Management Fees                                                         0.45%
Distribution and/or Service (12b-1) Fees                                None
Other Expenses:
 Shareholder Servicing                                                  0.10%
 Transfer Agent                                                         0.01%
 Other Expenses                                                         0.08%
                                                                        -----
Total Other Expenses                                                    0.19%
                                                                        -----
Total Portfolio Operating Expenses                                      0.64%
                                                                        =====
----------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

----------------------------------------------------------------------------
After 1 Year                                                            $ 65
After 3 Years                                                           $205
After 5 Years                                                           $357
After 10 Years                                                          $798
----------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 170% of the average value of its portfolio.

                                                                             45

PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy.
The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated
A-1 or better by Standard & Poor's Corporation ("S&P"), F-1 by Fitch Ratings,
Inc. ("Fitch") or P-1 or better by Moody's Investors Service, Inc. ("Moody's")
or the comparable long-term ratings (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality). Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  NO GOVERNMENT GUARANTEE: Investments in the Portfolio are not insured by the
   U.S. Government.

..  RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly

46

  with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MORTGAGE-RELATED SECURITIES RISK: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

..  SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
5.63%   1.44%   0.94%   1.16%   3.69%   5.65%   3.19%   2.48%   2.32%   1.14%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 2.35%, 3RD QUARTER, 2002; AND WORST QUARTER WAS DOWN
-1.29%, 2ND QUARTER, 2004.

                                                                             47

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
U.S. Government  Return Before Taxes                                               1.14%   2.95%   2.75%
                 -----------------------------------------------------------------------------------------
Short Duration   Return After Taxes on Distributions                               0.67%   2.12%   1.74%
                 -----------------------------------------------------------------------------------------
Portfolio        Return After Taxes on Distributions and Sale of Portfolio Shares  0.86%   2.04%   1.75%
----------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Treasury Index
(reflects no deduction for fees, expenses, or taxes)                               1.55%   3.69%   3.25%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Jon P. Denfeld         Since 2008      Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2009      Senior Vice President of the Manager

Douglas J. Peebles     Since 2009      Senior Vice President of the Manager

Greg J. Wilensky       Since 2009      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends
(i.e., distributions out of net short-term capital gains, dividends and non-exempt interest).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

48

SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                        SHORT DURATION
                                                                          PLUS CLASS
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                              None
--------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering
price or redemption proceeds, whichever is lower)                            None
--------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed)                          None
--------------------------------------------------------------------------------------
Exchange Fee                                                                 None
--------------------------------------------------------------------------------------
Maximum Account Fee                                                          None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                       SHORT DURATION
                                                                         PLUS CLASS
-------------------------------------------------------------------------------------
Management Fees                                                            0.45%
Distribution and/or Service (12b-1) Fees                                   None
Other Expenses:
 Shareholder Servicing                                                     0.10%
 Other Expenses                                                            0.05%
                                                                           -----
Total Other Expenses                                                       0.15%
                                                                           -----
Total Portfolio Operating Expenses                                         0.60%
                                                                           =====
-------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                       SHORT DURATION
                                                                         PLUS CLASS
-------------------------------------------------------------------------------------
After 1 Year                                                                $ 61
After 3 Years                                                               $192
After 5 Years                                                               $335
After 10 Years                                                              $750
-------------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 99% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and

                                                                             49

comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the
Portfolio's securities positions may not be available or cost effective, or the
Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly

50

  with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MORTGAGE-RELATED SECURITIES RISK: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

..  PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

..  SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

                                                                             51

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Short Duration Plus
Class shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   ------   -----   -----   -----
5.09%   2.57%   1.27%   1.35%   4.08%   3.86%   -3.80%   6.82%   3.31%   1.04%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 2.40%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-1.63%, 1ST QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Short Duration Plus  Return Before Taxes                                               1.04%   2.18%   2.52%
                     -----------------------------------------------------------------------------------------
Class                Return After Taxes on Distributions                               0.65%   1.18%   1.40%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  0.68%   1.27%   1.49%
--------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Treasury Index
(reflects no deduction for fees, expenses, or taxes)                                   1.55%   3.69%   3.25%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Jon P. Denfeld         Since 2008      Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2009      Senior Vice President of the Manager

Douglas J. Peebles     Since 2009      Senior Vice President of the Manager

Greg J. Wilensky       Since 2009      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

52

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends
(i.e., distributions out of net short-term capital gains, dividends and non-exempt interest).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             53

FIXED-INCOME TAXABLE PORTFOLIOS
INTERMEDIATE DURATION PORTFOLIOS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate to high rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                         None
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering
price or redemption proceeds, whichever is lower)                       None
----------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed)                     None
----------------------------------------------------------------------------
Exchange Fee                                                            None
----------------------------------------------------------------------------
Maximum Account Fee                                                     None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-----------------------------------------------------------------------------
Management Fees                                                         0.44%
Distribution and/or Service (12b-1) Fees                                 None
Other Expenses:
 Shareholder Servicing                                                  0.10%
 Other Expenses                                                         0.02%
                                                                        -----
Total Other Expenses                                                    0.12%
                                                                        -----
Total Portfolio Operating Expenses                                      0.56%
                                                                        =====
-----------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

----------------------------------------------------------------------------
After 1 Year                                                            $ 57
After 3 Years                                                           $179
After 5 Years                                                           $313
After 10 Years                                                          $701
----------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 110% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"),

54

to be of comparable quality). Many types of securities may be purchased by the
Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others.
The Portfolio may also invest up to 25% of its total assets in fixed-income,
non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the
Portfolio's securities positions may not be available or cost effective, or the
Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce

                                                                             55

  disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MORTGAGE-RELATED SECURITIES RISK: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

..  SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

56

BAR CHART

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08       09       10      11
-----   -----   -----   -----   -----   -----   ------   ------   -----   -----
7.16%   5.10%   4.07%   2.46%   4.55%   5.40%   -4.40%   17.29%   8.95%   6.82%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.09%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-3.66%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                      1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------
Intermediate        Return Before Taxes                                               6.82%   6.58%   5.61%
Duration Portfolio  -----------------------------------------------------------------------------------------
                    Return After Taxes on Distributions                               5.13%   4.72%   3.91%
                    -----------------------------------------------------------------------------------------
                    Return After Taxes on Distributions and Sale of Portfolio Shares  4.78%   4.56%   3.82%
-------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                                  7.84%   6.50%   5.78%
-------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2005      Senior Vice President of the Manager

Douglas J. Peebles     Since 2007      Senior Vice President of the Manager

Greg J. Wilensky       Since 2005      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends
(i.e., distributions out of net short-term capital gains, dividends and non-exempt interest) but may distribute capital gains.

                                                                             57

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

58

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate to high rate of current income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                         None
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering
price or redemption proceeds, whichever is lower)                       None
----------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed)                     None
----------------------------------------------------------------------------
Exchange Fee                                                            None
----------------------------------------------------------------------------
Maximum Account Fee                                                     None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-------------------------------------------------------------------------------
Management Fees                                                          0.49%
Distribution and/or Service (12b-1) Fees                                 None
Other Expenses                                                           0.05%
                                                                        ------
Total Portfolio Operating Expenses (before fee waiver and/or expense
reimbursement)                                                           0.54%
                                                                        ======
Fee Waiver and/or Expense Reimbursement                                 (0.09)%
                                                                        ------
Total Portfolio Operating Expenses After Fee Waiver and/or Expense
Reimbursement                                                           0.45%*
                                                                        ======
-------------------------------------------------------------------------------

*This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless the Manager provides notice of termination to the Portfolio 60 days prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

----------------------------------------------------------------------------
After 1 Year                                                            $ 46
After 3 Years                                                           $164
After 5 Years                                                           $293
After 10 Years                                                          $668
----------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 121% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes,
U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and

                                                                             59

inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income,
U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the
Portfolio's securities positions may not be available or cost effective, or the
Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit

60

  risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the
  Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MORTGAGE-RELATED SECURITIES RISK: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

..  SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Investments," then "Stocks," then "Mutual Fund
Performance at a Glance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

                                                                             61

BAR CHART

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08       09       10      11
-----   -----   -----   -----   -----   -----   ------   ------   -----   -----
 n/a    5.34%   4.01%   2.59%   4.55%   5.04%   -4.50%   17.47%   9.27%   6.87%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.31%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-3.60%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                                    SINCE
                                                                                                  INCEPTION
                                                                                 1 YEAR 5 YEARS (MAY 17, 2002)
--------------------------------------------------------------------------------------------------------------
Intermediate   Return Before Taxes                                               6.87%   6.59%      5.85%
Duration       -----------------------------------------------------------------------------------------------
Institutional  Return After Taxes on Distributions                               5.34%   4.74%      4.04%
               -----------------------------------------------------------------------------------------------
Portfolio      Return After Taxes on Distributions and Sale of Portfolio Shares  4.72%   4.57%      3.95%
--------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                             7.84%   6.50%      5.82%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2005      Senior Vice President of the Manager

Douglas J. Peebles     Since 2007      Senior Vice President of the Manager

Greg J. Wilensky       Since 2005      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $3,000,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell
(redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends
(i.e., distributions out of net short-term capital gains, dividends and non-exempt interest) but may distribute capital gains.

62

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             63

OVERLAY PORTFOLIOS
--------------------------------------------------------------------------------

OVERLAY A PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Overlay A Portfolio ("Portfolio") is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford C.
Bernstein & Co. LLC.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS 1 CLASS 2
                                                                                SHARES  SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                           CLASS 1 CLASS 2
                                           SHARES  SHARES
----------------------------------------------------------
Management Fees                             0.90%   0.90%
Distribution and/or Service (12b-1) Fees    None    None
Other Expenses:
  Shareholder Servicing                     0.20%   None
  Transfer Agent                            0.01%   0.01%
  Other Expenses                            0.06%   0.06%
                                            -----   -----
Total Other Expenses                        0.27%   0.07%
                                            -----   -----
Total Annual Portfolio Operating Expenses   1.17%   0.97%
                                            =====   =====
----------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                CLASS 1 CLASS 2
                SHARES  SHARES
-------------------------------
After 1 Year    $  119  $   99
After 3 Years   $  372  $  309
After 5 Years   $  644  $  536
After 10 Years  $1,420  $1,190
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 70% of the average value of its portfolio.

64

PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of
AllianceBernstein L.P. ("Bernstein"). The performance and objectives of the
Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade ("high yield") securities, currencies and commodities.
By adjusting investment exposure among the various asset classes in the
Portfolio, AllianceBernstein L.P. ("Manager") will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio is managed without regard to tax considerations.

The Portfolio may obtain equity exposure by investing in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts
("ADRs") and Global Depositary Receipts ("GDRs") and derivatives. In selecting equity investments, the Manager may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style. The Manager selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines. The research analyses supporting buy and sell decisions for the Portfolio's direct investments in equity securities are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts.

The Portfolio may obtain fixed-income exposure principally through derivatives but may also invest in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. The Portfolio's fixed-income instruments will primarily be investment grade debt securities, but may also include below-investment grade securities and preferred stock.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of derivatives. The Portfolio's use of derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. In certain circumstances, the Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers, including municipal issuers.

The Manager also may use exchange traded funds ("ETFs"), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the
Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio's securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the
   Portfolio should be evaluated only in the context of the investor's complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor's assets subject to that broader investment program. The
   Portfolio is NOT designed to be used as a stand-alone investment.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods.
   The value of the Portfolio's securities will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions

                                                                             65

  may not produce the desired results. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark.
  In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or
   NAV, when one of these asset classes is performing more poorly than others.
   As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

..  DERIVATIVES RISK: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  LEVERAGE RISK: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

..  COMMODITY RISK: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

66

..  MORTGAGE-RELATED SECURITIES RISK: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

..  SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

..  LOWER-RATED SECURITIES RISK: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

..  REAL ESTATE RELATED SECURITIES RISK: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses;
   changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
   casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and
   changes in interest rates. Investing in Real Estate Investment Trusts
   ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

..  ETF RISK: ETFs are investment companies. When the Portfolio invests in an
   ETF, the Portfolio bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class 1 shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    -2.98%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.06%, 1ST QUARTER, 2011; AND WORST QUARTER WAS DOWN
-6.42%, 3RD QUARTER, 2011.

                                                                             67

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                      SINCE
                                                                             1 YEAR INCEPTION*
----------------------------------------------------------------------------------------------
Class 1**  Return Before Taxes                                               -2.98%    6.65%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions                               -5.12%    5.15%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions and Sale of Portfolio Shares  -1.06%    5.08%
----------------------------------------------------------------------------------------------
Class 2    Return Before Taxes                                               -2.90%    6.80%
----------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, expenses, or taxes)                          2.11%   11.92%
----------------------------------------------------------------------------------------------
Composite Benchmark***
(reflects no deduction for fees, expenses, or taxes)                         -0.80%    9.55%
----------------------------------------------------------------------------------------------

*  Inception date for Class 1 and Class 2 shares: 2/8/10.

** After-tax returns:

   -Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Composite Index is comprised of 51.8% S&P 500 Stock Index, 18.5% MSCI EAFE
   Index, 3.7% MSCI Emerging Markets Index, 12% FTSE EPRA/NAREIT Developed
   Index, and 14% Barclays Capital U.S. Aggregate Bond Index.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Manager") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Seth J. Masters  Since inception    Senior Vice President of the Manager

Daniel J. Loewy  Since inception    Senior Vice President of the Manager

Dianne F. Lob    Since inception    Senior Vice President of the Manager

Andrew Y. Chin   Since inception    Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

PURCHASE MINIMUMS*

                                                                      INITIAL    SUBSEQUENT
--------------------------------------------------------------------------------------------
Class 1                                                               $25,000      None
--------------------------------------------------------------------------------------------
Class 2                                                              $1,500,000    None
--------------------------------------------------------------------------------------------

*Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares by sending a request to Sanford C. Bernstein & Co.
LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

68

TAX-AWARE OVERLAY A PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Tax-Aware Overlay A Portfolio ("Portfolio") is
to moderate the volatility of an equity-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford C.
Bernstein & Co. LLC.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS 1 CLASS 2
                                                                                SHARES  SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                       CLASS 1 CLASS 2
                                                                       SHARES  SHARES
--------------------------------------------------------------------------------------
Management Fees                                                         0.90%   0.90%
Distribution and/or Service (12b-1) Fees                                 None    None
Other Expenses:
 Shareholder Servicing                                                  0.20%    None
 Other Expenses                                                         0.04%   0.05%
                                                                        -----   -----
Total Other Expenses                                                    0.24%   0.05%
                                                                        -----   -----
Total Annual Portfolio Operating Expenses                               1.14%   0.95%
                                                                        =====   =====
--------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                CLASS 1 CLASS 2
                SHARES  SHARES
-------------------------------
After 1 Year    $  116  $   97
After 3 Years   $  362  $  303
After 5 Years   $  628  $  525
After 10 Years  $1,386  $1,166
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of
AllianceBernstein L.P. ("Bernstein"). The performance and objectives of the
Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

                                                                             69

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade ("high yield") securities, currencies and commodities.
By adjusting investment exposure among the various asset classes in the
Portfolio, AllianceBernstein L.P. ("Manager") will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal income taxes on shareholders' returns over time by managing the impact of portfolio turnover. Income earned by the Portfolio may be taxable.

The Portfolio may obtain equity exposure by investing principally in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American
Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") and
derivatives. In selecting equity investments, the Manager may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style. The Manager selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines. The research analyses supporting buy and sell decisions for the
Portfolio's direct investments in equity securities are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts.

The Portfolio may obtain fixed-income exposure through derivatives but may also invest in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. The Portfolio's fixed-income instruments will primarily be investment grade debt securities, but may also include below-investment grade securities and preferred stock.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of derivatives. The Portfolio's use of derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. In certain circumstances, the Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers, including municipal issuers.

The Manager also may use exchange traded funds ("ETFs"), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the
Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio's securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the
Portfolio's shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the
   Portfolio should be evaluated only in the context of the investor's complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor's assets subject to that broader investment program. The
   Portfolio is NOT designed to be used as a stand-alone investment.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods.
   The value of the Portfolio's securities will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

70

  In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. The
   Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or
   NAV, when one of these asset classes is performing more poorly than others.
   As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

..  DERIVATIVES RISK: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  LEVERAGE RISK: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

                                                                             71

..  COMMODITY RISK: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

..  MORTGAGE-RELATED SECURITIES RISK: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

..  SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

..  LOWER-RATED SECURITIES RISK: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

..  REAL ESTATE RELATED SECURITIES RISK: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses;
   changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
   casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and
   changes in interest rates. Investing in Real Estate Investment Trusts
   ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

..  ETF RISK: ETFs are investment companies. When the Portfolio invests in an
   ETF, the Portfolio bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class 1 shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    -7.47%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.77%, 1ST QUARTER, 2011; AND WORST QUARTER WAS DOWN
-9.28%, 3RD QUARTER, 2011.

72

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                      SINCE
                                                                             1 YEAR INCEPTION*
----------------------------------------------------------------------------------------------
Class 1**  Return Before Taxes                                               -7.47%    4.87%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions                               -8.02%    4.44%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions and Sale of Portfolio Shares  -4.13%    4.15%
----------------------------------------------------------------------------------------------
Class 2    Return Before Taxes                                               -7.28%    5.12%
----------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, expenses, or taxes)                          2.11%   11.92%
----------------------------------------------------------------------------------------------
Composite Benchmark***
(reflects no deduction for fees, expenses, or taxes)                         -0.44%    8.42%
----------------------------------------------------------------------------------------------

*  Inception date for Class 1 and Class 2 shares: 2/8/10.

** After-tax returns:

   -Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Composite Index is comprised of 56% S&P 500 Stock Index, 20% MSCI EAFE
   Index, 4% MSCI Emerging Markets Index, 20% Barclays Capital 1-10 Year
   Municipal Bond Index.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Manager") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Seth J. Masters  Since inception    Senior Vice President of the Manager

Daniel J. Loewy  Since inception    Senior Vice President of the Manager

Dianne F. Lob    Since inception    Senior Vice President of the Manager

Andrew Y. Chin   Since inception    Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

PURCHASE MINIMUMS*

                                                                      INITIAL    SUBSEQUENT
--------------------------------------------------------------------------------------------
Class 1                                                               $25,000      None
--------------------------------------------------------------------------------------------
Class 2                                                              $1,500,000    None
--------------------------------------------------------------------------------------------

*Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares by sending a request to Sanford C. Bernstein & Co.
LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             73

OVERLAY B PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Overlay B Portfolio ("Portfolio") is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford
C. Bernstein LLC.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS 1 CLASS 2
                                                                                SHARES  SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                 CLASS 1 CLASS 2
                                                                 SHARES  SHARES
--------------------------------------------------------------------------------
Management Fees                                                   0.65%   0.65%
Distribution and/or Service (12b-1) Fees                           None    None
Other Expenses:
 Shareholder Servicing                                            0.15%    None
 Transfer Agent                                                   0.01%   0.01%
 Other Expenses                                                   0.06%   0.07%
                                                                  -----   -----
Total Other Expenses                                              0.22%   0.08%
                                                                  -----   -----
Total Annual Portfolio Operating Expenses                         0.87%   0.73%
                                                                  =====   =====
--------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                 CLASS 1 CLASS 2
                                                                 SHARES  SHARES
--------------------------------------------------------------------------------
After 1 Year                                                     $   89   $ 75
After 3 Years                                                    $  278   $233
After 5 Years                                                    $  482   $406
After 10 Years                                                   $1,073   $906
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 98% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of
AllianceBernstein L.P. ("Bernstein"). The performance and objectives of the
Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

74

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade ("high yield") securities (commonly known as "junk bonds"), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. ("Manager") will seek to moderate the volatility of diversified client portfolios managed by
Bernstein that reflect a significant allocation to fixed-income securities. The
Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The
Portfolio is managed without regard to tax considerations.

The Portfolio may obtain fixed-income exposure by investing in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities, and derivatives. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. Many types of securities may be purchased by the Portfolio, including corporate bonds, government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest without limit in U.S. Dollar denominated foreign fixed-income securities, in each case in developed or emerging-market countries.

The Portfolio's fixed-income securities will primarily be investment grade debt securities, but may also include high yield securities and preferred stock.
High yield securities are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty.

The Portfolio may obtain equity exposure principally through derivatives, but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored
American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").
In selecting equity investments, the Manager may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style. The Manager selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines. The research analyses supporting buy and sell decisions for the Portfolio's direct investments in equity securities are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of derivatives. The Portfolio's use of derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. In certain circumstances, the Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers.

The Manager also may use exchange traded funds ("ETFs"), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the
Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio's securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the
   Portfolio should be evaluated only in the context of the investor's complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor's assets subject to that broader investment program. The
   Portfolio is NOT designed to be used as a stand-alone investment.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods.
   The value of the Portfolio's securities will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions

                                                                             75

  may not produce the desired results. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark.
  In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or
   NAV, when one of these asset classes is performing more poorly than others.
   As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

..  DERIVATIVES RISK: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  LEVERAGE RISK: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

..  MORTGAGE-RELATED SECURITIES RISK: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

..  SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

76

..  COMMODITY RISK: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

..  LOWER-RATED SECURITIES RISK: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

..  REAL ESTATE RELATED SECURITIES RISK: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses;
   changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
   casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and
   changes in interest rates. Investing in Real Estate Investment Trusts
   ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

..  ETF RISK: ETFs are investment companies. When the Portfolio invests in an
   ETF, the Portfolio bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class 1 shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     3.48%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 2.23%, 4TH QUARTER, 2011; AND WORST QUARTER WAS DOWN
-1.01%, 3RD QUARTER, 2011.

                                                                             77

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                      SINCE
                                                                             1 YEAR INCEPTION*
----------------------------------------------------------------------------------------------
Class 1**  Return Before Taxes                                               3.48%    6.99%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions                               2.51%    5.94%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions and Sale of Portfolio Shares  2.41%    5.44%
----------------------------------------------------------------------------------------------
Class 2    Return Before Taxes                                               3.71%    7.17%
----------------------------------------------------------------------------------------------
Barclays Capital Global Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                         5.64%    5.84%
----------------------------------------------------------------------------------------------
Composite Benchmark***
(reflects no deduction for fees, expenses, or taxes)                         4.81%    7.97%
----------------------------------------------------------------------------------------------

*  Inception date for Class 1 and Class 2 shares: 2/8/10.

** After-tax returns:

   -Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Composite Index is comprised of 19.95% S&P 500 Stock Index, 7.125% MSCI EAFE
   Index, 1.425% MSCI Emerging Markets Index, 3% FTSE EPRA/NAREIT Developed
   Index, and 68.5% Barclays Capital U.S. Aggregate Bond Index.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Manager") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Seth J. Masters  Since inception    Senior Vice President of the Manager

Daniel J. Loewy  Since inception    Senior Vice President of the Manager

Dianne F. Lob    Since inception    Senior Vice President of the Manager

Andrew Y. Chin   Since inception    Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

PURCHASE MINIMUMS*

                                                                      INITIAL    SUBSEQUENT
--------------------------------------------------------------------------------------------
Class 1                                                               $25,000      None
--------------------------------------------------------------------------------------------
Class 2                                                              $1,500,000    None
--------------------------------------------------------------------------------------------

*Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares by sending a request to Sanford C. Bernstein & Co.
LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

78

TAX-AWARE OVERLAY B PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Tax-Aware Overlay B Portfolio ("Portfolio") is
to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford
C. Bernstein & Co. LLC.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS 1 CLASS 2
                                                                                SHARES  SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                 CLASS 1 CLASS 2
                                                                 SHARES  SHARES
--------------------------------------------------------------------------------
Management Fees                                                   0.65%   0.65%
Distribution and/or Service (12b-1) Fees                          None    None
Other Expenses:
 Shareholder Servicing                                            0.15%    None
 Other Expenses                                                   0.06%   0.06%
                                                                  -----   -----
Total Other Expenses                                              0.21%   0.06%
                                                                  -----   -----
Total Annual Portfolio Operating Expenses                         0.86%   0.71%
                                                                  =====   =====
--------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                 CLASS 1 CLASS 2
                                                                 SHARES  SHARES
--------------------------------------------------------------------------------
After 1 Year                                                     $   88   $ 73
After 3 Years                                                    $  274   $227
After 5 Years                                                    $  477   $395
After 10 Years                                                   $1,061   $882
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. For the most recent fiscal year, the Portfolio's portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of
AllianceBernstein L.P. ("Bernstein"). The performance and objectives of the
Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

                                                                             79

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade ("high yield") securities (commonly known as "junk bonds"), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. ("Manager") will seek to moderate the volatility of diversified client portfolios managed by
Bernstein that reflect a significant allocation to municipal securities. The
Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The
Portfolio seeks to minimize the impact of federal income taxes on shareholders'
returns over time.

The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The Portfolio will invest no more than
25% of its total assets in municipal securities of issuers located in any one state. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.
The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager's opinion, these securities may enhance the after-tax return for Portfolio investors. The Portfolio's fixed-income securities may include high yield securities and preferred stock.
To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored
American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").
In selecting equity investments, the Manager may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style. The Manager selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines. The research analyses supporting buy and sell decisions for the Portfolio's direct investments in equity securities are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of derivatives. The Portfolio's use of derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. In certain circumstances, the Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.

The Manager also may use exchange traded funds ("ETFs"), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the
Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio's securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the
Portfolio's shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the
   Portfolio should be evaluated only in the context of the investor's complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor's assets subject to that broader investment program. The
   Portfolio is NOT designed to be used as a stand-alone investment.

80

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods.
   The value of the Portfolio's securities will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. The
   Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or
   NAV, when one of these asset classes is performing more poorly than others.
   As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

..  DERIVATIVES RISK: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  LEVERAGE RISK: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

                                                                             81

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

..  COMMODITY RISK: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

..  LOWER-RATED SECURITIES RISK: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

..  REAL ESTATE RELATED SECURITIES RISK: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses;
   changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
   casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and
   changes in interest rates. Investing in Real Estate Investment Trusts
   ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

..  ETF RISK: ETFs are investment companies. When the Portfolio invests in an
   ETF, the Portfolio bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

82

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class 1 shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     2.82%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 2.63%, 4TH QUARTER, 2011; AND WORST QUARTER WAS DOWN
-2.68%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                      SINCE
                                                                             1 YEAR INCEPTION*
----------------------------------------------------------------------------------------------
Class 1**  Return Before Taxes                                               2.82%    6.09%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions                               2.74%    5.64%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions and Sale of Portfolio Shares  2.18%    5.11%
----------------------------------------------------------------------------------------------
Class 2    Return Before Taxes                                               3.05%    6.26%
----------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                         6.91%    4.73%
----------------------------------------------------------------------------------------------
Composite Benchmark***
(reflects no deduction for fees, expenses, or taxes)                         4.75%    6.61%
----------------------------------------------------------------------------------------------

*  Inception date for Class 1 and Class 2 shares: 2/8/10.

** After-tax returns:

   -Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Composite Index is comprised of 21% S&P 500 Stock Index, 7.5% MSCI EAFE
   Index, 1.5% MSCI Emerging Markets Index, 70% Barclays Capital 1-10 Year
   Municipal Bond Index.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Manager") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Seth J. Masters  Since inception    Senior Vice President of the Manager

Daniel J. Loewy  Since inception    Senior Vice President of the Manager

Dianne F. Lob    Since inception    Senior Vice President of the Manager

Andrew Y. Chin   Since inception    Senior Vice President of the Manager

                                                                             83

PURCHASE AND SALE OF PORTFOLIO SHARES:

PURCHASE MINIMUMS*

                                                                      INITIAL    SUBSEQUENT
--------------------------------------------------------------------------------------------
Class 1                                                               $25,000      None
--------------------------------------------------------------------------------------------
Class 2                                                              $1,500,000    None
--------------------------------------------------------------------------------------------

*Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares by sending a request to Sanford C. Bernstein & Co.
LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

84

TAX-AWARE OVERLAY C PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Tax-Aware Overlay C Portfolio ("Portfolio") is
to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford
C. Bernstein & Co. LLC.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS 1 CLASS 2
                                                                                SHARES  SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS 1 CLASS 2
                                                   SHARES  SHARES
------------------------------------------------------------------
Management Fees                                     0.65%   0.65%
Distribution and/or Service (12b-1) Fees             None    None
Other Expenses:
 Shareholder Servicing                              0.15%    None
 Transfer Agent                                     0.01%   0.01%
 Other Expenses                                     0.08%   0.08%
                                                    -----   -----
Total Other Expenses                                0.24%   0.09%
                                                    -----   -----
Total Annual Portfolio Operating Expenses           0.89%   0.74%
                                                    =====   =====
------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                   CLASS 1 CLASS 2
                                                   SHARES  SHARES
------------------------------------------------------------------
After 1 Year                                       $   91   $ 76
After 3 Years                                      $  284   $237
After 5 Years                                      $  493   $411
After 10 Years                                     $1,096   $918
------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. For the most recent fiscal year, the Portfolio's portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of
AllianceBernstein L.P. ("Bernstein"). The performance and objectives of the
Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

                                                                             85

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade ("high yield") securities (commonly known as "junk bonds"), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. ("Manager") will seek to moderate the volatility of diversified client portfolios managed by
Bernstein whose fixed-income investments reflect a significant allocation to
California municipal securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal and state income taxes on shareholders' returns over time for California residents.

The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The municipal securities in which the
Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities may enhance the after-tax return for
Portfolio investors. The Portfolio's fixed-income securities may include high yield securities and preferred stock. To identify attractive bonds for the
Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored
American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").
In selecting equity investments, the Manager may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style. The Manager selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines. The research analyses supporting buy and sell decisions for the Portfolio's direct investments in equity securities are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of derivatives. The Portfolio's use of derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. In certain circumstances, the Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.

The Manager also may use exchange traded funds ("ETFs"), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the
Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio's securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the
Portfolio's shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the
   Portfolio should be evaluated only in the context of the investor's complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor's assets subject to that broader investment program. The
   Portfolio is NOT designed to be used as a stand-alone investment.

86

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods.
   The value of the Portfolio's securities will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. The
   Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or
   NAV, when one of these asset classes is performing more poorly than others.
   As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

..  DERIVATIVES RISK: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  LEVERAGE RISK: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in
   California municipal securities may be vulnerable to events adversely affecting California's economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory

                                                                             87

  factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the
  Portfolio's assets.

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

..  COMMODITY RISK: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

..  LOWER-RATED SECURITIES RISK: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

..  REAL ESTATE RELATED SECURITIES RISK: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses;
   changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
   casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and
   changes in interest rates. Investing in Real Estate Investment Trusts
   ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

..  ETF RISK: ETFs are investment companies. When the Portfolio invests in an
   ETF, the Portfolio bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

88

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class 1 shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     2.69%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 2.59%, 4TH QUARTER, 2011; AND WORST QUARTER WAS DOWN
-2.87%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                      SINCE
                                                                             1 YEAR INCEPTION*
----------------------------------------------------------------------------------------------
Class 1**  Return Before Taxes                                               2.69%    6.01%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions                               2.62%    5.49%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions and Sale of Portfolio Shares  2.05%    4.98%
----------------------------------------------------------------------------------------------
Class 2    Return Before Taxes                                               2.93%    6.19%
----------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                         6.91%    4.73%
----------------------------------------------------------------------------------------------
Composite Benchmark***
(reflects no deduction for fees, expenses, or taxes)                         4.75%    6.61%
----------------------------------------------------------------------------------------------

*  Inception date for Class 1 and Class 2 shares: 2/8/10.

** After-tax returns:

   -Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Composite Index is comprised of 21% S&P 500 Stock Index, 7.5% MSCI EAFE
   Index, 1.5% MSCI Emerging Markets Index, 70% Barclays Capital 1-10 Year
   Municipal Bond Index.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Manager") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Seth J. Masters  Since inception    Senior Vice President of the Manager

Daniel J. Loewy  Since inception    Senior Vice President of the Manager

Dianne F. Lob    Since inception    Senior Vice President of the Manager

Andrew Y. Chin   Since inception    Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

PURCHASE MINIMUMS*

                                                                      INITIAL    SUBSEQUENT
--------------------------------------------------------------------------------------------
Class 1                                                               $25,000      None
--------------------------------------------------------------------------------------------
Class 2                                                              $1,500,000    None
--------------------------------------------------------------------------------------------

*Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

                                                                             89

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares by sending a request to Sanford C. Bernstein & Co.
LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

90

TAX-AWARE OVERLAY N PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment object of the Tax-Aware Overlay N Portfolio ("Portfolio") is to
moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford
C. Bernstein & Co. LLC.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS 1 CLASS 2
                                                                                SHARES  SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                            CLASS 1 CLASS 2
                                                                                            SHARES  SHARES
-----------------------------------------------------------------------------------------------------------
Management Fees                                                                               0.65%   0.65%
Distribution and/or Service (12b-1) Fees                                                       None    None
Other Expenses:
  Shareholder Servicing                                                                       0.15%    None
  Transfer Agent                                                                              0.01%   0.01%
  Other Expenses                                                                              0.10%   0.10%
                                                                                            ------- -------
Total Other Expenses                                                                          0.26%   0.11%
                                                                                            ------- -------
Total Annual Portfolio Operating Expenses (before fee waiver and/or expense reimbursement)    0.91%   0.76%
                                                                                            ======= =======
Fee Waiver and/or Expense Reimbursement*                                                    (0.01)% (0.01)%
                                                                                            ------- -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement       0.90%   0.75%
                                                                                            ======= =======
-----------------------------------------------------------------------------------------------------------

*The Manager (defined below) has agreed to waive its management fees and/or to bear expenses of the Portfolio through January 31, 2013 to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, from exceeding the net expenses reflected in the table. Fees waived and expenses borne by the Manager are subject to reimbursement until January 31,
 2013. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the Total Annual Portfolio
 Operating Expenses After Fee Waiver and/or Expense Reimbursement values set forth in the table or to the extent that the aggregate of such payment would exceed the amount of offering expenses (as defined by the Financial Accounting
 Standards Board) recorded by the Portfolio on or before February 8, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before
 January 31, 2013, after which it may be terminated by either party.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                   CLASS 1 CLASS 2
                                                   SHARES  SHARES
------------------------------------------------------------------
After 1 Year*                                      $   92   $ 77
After 3 Years*                                     $  289   $242
After 5 Years*                                     $  503   $421
After 10 Years*                                    $1,119   $941
------------------------------------------------------------------

*These examples assume that the Manager's agreement to waive advisory fees and/or reimburse the Portfolio's expenses is not extended beyond January 31,
 2012.

                                                                             91

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. For the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of
AllianceBernstein L.P. ("Bernstein"). The performance and objectives of the
Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment. The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade ("high yield") securities (commonly known as "junk bonds"), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. ("Manager") will seek to moderate the volatility of diversified client portfolios managed by
Bernstein whose fixed-income investment reflect a significant allocation to New
York municipal securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders' returns over time for New York residents.

The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The municipal securities in which the
Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager's opinion, these securities may enhance the after-tax return for
Portfolio investors. The Portfolio's fixed-income securities may include high yield securities and preferred stock. To identify attractive bonds for the
Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored
American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").
In selecting equity investments, the Manager may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style. The Manager selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines. The research analyses supporting buy and sell decisions for the Portfolio's direct investments in equity securities are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of derivatives. The Portfolio's use of derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. In certain circumstances, the Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.

The Manager also may use exchange traded funds ("ETFs"), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the
Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio's securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the
Portfolio's shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at

92

a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued
exposure to the investment is worth the tax savings of a lower capital gains rate.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the
   Portfolio should be evaluated only in the context of the investor's complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor's assets subject to that broader investment program. The
   Portfolio is NOT designed to be used as a stand-alone investment.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods.
   The value of the Portfolio's securities will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. The
   Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

..  ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or
   NAV, when one of these asset classes is performing more poorly than others.
   As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

..  DERIVATIVES RISK: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  LEVERAGE RISK: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New
   York municipal securities may be vulnerable to events adversely affecting
   New York's economy. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services sector contributing over one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

                                                                             93

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

..  COMMODITY RISK: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

..  LOWER-RATED SECURITIES RISK: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

..  REAL ESTATE RELATED SECURITIES RISK: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses;
   changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
   casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and
   changes in interest rates. Investing in Real Estate Investment Trusts
   ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

..  ETF RISK: ETFs are investment companies. When the Portfolio invests in an
   ETF, the Portfolio bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

94

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class 1 shares.

                                    [CHART]

                              Calendar Year End (%)

  02      03      04      05      06      07      08      09      10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     2.47%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 2.47%, 4TH QUARTER, 2011; AND WORST QUARTER WAS DOWN
-2.97%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                      SINCE
                                                                             1 YEAR INCEPTION*
----------------------------------------------------------------------------------------------
Class 1**  Return Before Taxes                                               2.47%    5.83%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions                               2.39%    5.29%
           -----------------------------------------------------------------------------------
           Return After Taxes on Distributions and Sale of Portfolio Shares  1.92%    4.82%
----------------------------------------------------------------------------------------------
Class 2    Return Before Taxes                                               2.61%    6.00%
----------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                         6.91%    4.73%
----------------------------------------------------------------------------------------------
Composite Benchmark***
(reflects no deduction for fees, expenses, or taxes)                         4.75%    6.61%
----------------------------------------------------------------------------------------------

*  Inception date for Class 1 and Class 2 shares: 2/8/10.

** After-tax returns:

   -Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Composite Index is comprised of 21% S&P 500 Stock Index, 7.5% MSCI EAFE
   Index, 1.5% MSCI Emerging Markets Index, 70% Barclays Capital 1-10 Year
   Municipal Bond Index.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Manager") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Seth J. Masters  Since inception    Senior Vice President of the Manager

Daniel J. Loewy  Since inception    Senior Vice President of the Manager

Dianne F. Lob    Since inception    Senior Vice President of the Manager

Andrew Y. Chin   Since inception    Senior Vice President of the Manager

                                                                             95

PURCHASE AND SALE OF PORTFOLIO SHARES:

PURCHASE MINIMUMS*

                                                                      INITIAL    SUBSEQUENT
--------------------------------------------------------------------------------------------
Class 1                                                               $25,000      None
--------------------------------------------------------------------------------------------
Class 2                                                              $1,500,000    None
--------------------------------------------------------------------------------------------

*Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares by sending a request to Sanford C. Bernstein & Co.
LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager's private client and institutional channels but may also be sold through intermediaries.
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

96

ADDITIONAL INFORMATION ABOUT INVESTMENT PROCESSES
--------------------------------------------------------------------------------

This section contains additional information about Portfolios' investment processes and certain principal risks. This Prospectus refers to Alliance
Bernstein L.P. as the "Manager," "AllianceBernstein" or "we" and shareholders of the Portfolios as "you."

MAKING INVESTMENT DECISIONS FOR THE PORTFOLIOS
To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion.
All of our Non-U.S. Stock Portfolios use a blended-style, growth- and value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

Additional information about the Manager's investment process and research analyses can be found in the Portfolios' Statement of Additional Information
("SAI").

OVERLAY PORTFOLIOS
THE OVERLAY PORTFOLIOS ARE INTENDED TO BE USED AS PART OF A BROADER INVESTMENT
PROGRAM ADMINISTERED DIRECTLY BY BERNSTEIN. THE PERFORMANCE AND OBJECTIVES OF
THE OVERLAY PORTFOLIOS SHOULD BE EVALUATED ONLY IN THE CONTEXT OF THE
INVESTOR'S COMPLETE INVESTMENT PROGRAM. THE BOARD OF DIRECTORS OF SANFORD C.
BERNSTEIN FUND, INC. DOES NOT OVERSEE THE INVESTMENT MANAGEMENT SERVICES
PROVIDED BY BERNSTEIN DIRECTLY TO PRIVATE CLIENTS. THE OVERLAY PORTFOLIOS ARE
NOT DESIGNED TO BE USED AS STAND-ALONE INVESTMENTS.

Each Overlay Portfolio may access a wide range of asset class exposures to alter the near-term expected risk and reward of a representative investor's overall asset allocation strategy--one that includes an investment in the
Overlay Portfolios and a diversified portfolio of stocks and bonds held through
Bernstein. Each of the Overlay A and Tax-Aware Overlay A Portfolios is designed to complement an equity-oriented asset allocation managed by Bernstein, and each of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware
Overlay N Portfolios is designed to complement a fixed-income-oriented asset allocation managed by Bernstein. Combinations of the various Overlay Portfolios can be used to suit a variety of intermediate asset allocations.

Investors in the Overlay Portfolios will experience short-term market fluctuations and should have a long-term investment horizon. Investors should evaluate the Overlay Portfolios' risk in combination with their other Bernstein investments when selecting a Portfolio. Each Overlay Portfolio may not achieve its goal and is not intended as a complete investment program.

Asset Allocation Overlay. The Manager will employ its risk/return tools and research insights to implement adjustments to the Portfolios' asset class exposures, and thereby those within an investor's Bernstein account, as market and economic conditions change. For example, the Manager may employ derivatives to increase (by taking a long position) or decrease (by taking a short position) exposures to certain asset classes created by its direct investments or to provide market exposure to certain asset classes not held in the
Portfolios. The Portfolios intend to use derivatives to reduce risk or to seek enhanced returns from certain asset classes as well as to leverage their exposure to certain asset classes. The Portfolios may maintain a significant percentage of their assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolios' obligations under derivative transactions. The Manager may use exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out a Portfolio's investment strategies.

Direct Investment. The Portfolios may invest in a diversified portfolio of securities and other financial instruments that provide exposure to a variety of asset classes, including: fixed-income instruments and equity securities of issuers located within and outside the United States, high yield securities, currencies, commodities and real estate. In addition, the Portfolios will generally invest a portion of their uncommitted cash balances in derivatives to expose that portion of the Portfolio to the fixed-income and/or equity markets.

Fixed-Income Instrument Selection: To identify attractive bonds for the
Portfolios, we combine quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

Many types of debt securities may be purchased by the Portfolios, including corporate bonds, notes, U.S. Government and agency securities, municipal securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, and foreign securities in developed or emerging-market countries.

Each Portfolio may invest in fixed-income securities rated below investment grade (BB or below) by national rating agencies (high yield bonds). High yield bonds are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty. No more than 5% of a Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

Equity Security Selection: In managing the Portfolios, we diversify the direct equity component between growth and value equity investment styles. We select growth and value equity securities by drawing from our fundamental growth and value investment disciplines. The research analyses supporting buy

                                                                             97

and sell decisions for the Portfolios' direct investments in equity securities are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. Investment decision-making for these components is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our growth and value research teams.

The Portfolios' growth stocks are selected using the Manager's research-driven growth investment discipline. In selecting stocks, the growth investment team seeks to identify companies with superior earnings growth prospects. The growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolios' value stocks are selected using the Manager's fundamental value investment discipline. In selecting stocks for the Portfolios, the value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

The Portfolios' direct equity investments will be comprised primarily of common stocks but the Portfolios may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored
ADRs and GDRs. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. The Portfolios may also make investments in less developed or emerging equity markets. See "Additional Investment Information, Special
Investment Techniques and Related Risks--Foreign Currency Transactions" for
more information about currency trading in the Portfolios.

ADDITIONAL STRATEGIES APPLICABLE TO THE TAX-AWARE OVERLAY PORTFOLIOS
The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Tax-Aware Overlay Portfolios. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on such Portfolios' shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in each such Portfolio with the highest cost basis. We may monitor the length of time such Portfolios have held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, we will consider whether, in our judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. In addition, the Tax-Aware
Overlay Portfolios will generally maintain a larger exposure to municipal obligations than the other Portfolios. The use of derivatives will generate taxable income for the Tax-Aware Overlay Portfolios, which may compromise the
Manager's ability to minimize the tax impact of the Tax-Aware Overlay
Portfolios' investment strategies. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Tax-Aware Overlay Portfolios.

PORTFOLIO TURNOVER
The portfolio turnover rate for each Portfolio is included in the FINANCIAL
HIGHLIGHTS section. The Overlay Portfolios' investment strategies will result in high portfolio turnover. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the Fixed-Income
Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

98

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED
RISKS
--------------------------------------------------------------------------------

In addition to the principal investments previously described, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Manager may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional information about each Portfolio's risks and investments can be found in the Portfolios'
SAI.

INTEREST ONLY/PRINCIPAL ONLY SECURITIES
The Fixed-Income Portfolios and Overlay Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and
POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by each Portfolio's Boards of Directors (the "Board");
all other IOs and POs will be considered illiquid (see discussion below).

OBLIGATIONS OF SUPRANATIONAL AGENCIES
The Fixed-Income Portfolios and Overlay Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and
Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored.
Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Fixed-income securities may have fixed, variable or floating rates of interest.
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a
"floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Fixed-Income Portfolio and each Overlay Portfolio may invest in variable rate demand notes ("VRDNs") which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

Each Fixed-Income Portfolio and each Overlay Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Fixed-Income Portfolio and each Overlay Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

ZERO COUPON SECURITIES
Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

FIXED-INCOME SECURITIES
The Fixed-Income Municipal Portfolios, the U.S. Government Short Duration
Portfolio and the Short Duration Plus Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is
generally expected that these Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit

                                                                             99

quality deterioration, however, the Portfolios are not required to dispose of such downgraded securities. The Tax-Aware Overlay B Portfolio, the Tax-Aware
Overlay C Portfolio and the Tax-Aware Overlay N Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies. The Intermediate Duration Portfolio, the
Intermediate Duration Institutional Portfolio and the Overlay Portfolios may
invest in below-investment grade securities rated Ba, B or Caa by Moody's or
BB, B or CCC by S&P and Fitch.

FIXED-INCOME PORTFOLIOS AND OVERLAY PORTFOLIOS: The value of each Fixed-Income
Portfolio's and each Overlay Portfolio's shares will fluctuate with the value of its investments.

INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a
Portfolio's investments to decline. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration
Portfolios have greater interest rate risk than the short-duration Portfolios.

CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. A Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by a Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. A Portfolio is exposed to liquidity risk when low trading volume, lack of a market maker, a large position, or legal restrictions limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

MUNICIPAL SECURITIES
Municipal securities are typically classified as "general obligation" or
"revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

A Portfolio may purchase municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither
AllianceBernstein nor any Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the "IRS") will agree with bond counsel's opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Investments in municipal securities are subject to the supply of and demand for such securities, which may vary from time to time. Supply and demand factors can also affect the value of municipal securities. Each of the Short Duration New York Municipal Portfolio's, the New
York Municipal Portfolio's and the Tax-Aware Overlay N Portfolio's investments in New York State's municipal securities may be more vulnerable to events adversely affecting New York's economy. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services sector contributing over one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. Each of the Short
Duration California Municipal Portfolio's, the California Municipal Portfolio's
and the Tax-Aware Overlay C Portfolio's investments in California municipal securities may be vulnerable to events adversely affecting California's economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however,

100

continues to be affected by serious fiscal conditions as a result of voted-passed initiatives that limit the ability of State and local governments to raise revenues, particularly with respect to real property taxes. In addition, State expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds is tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
The Intermediate Duration Institutional Portfolio and the Overlay Portfolios
may invest in other investment companies, including affiliated investment companies, as permitted by the Investment Company Act of 1940, as amended (the
"1940 Act"). The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Portfolios acquire shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory decisions.

The Overlay Portfolios may invest to a significant extent in shares of ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the
ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

BANK LOAN DEBT
The Short Duration Plus, the Intermediate Duration Portfolios and the Overlay
Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt.
The Portfolios' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

ILLIQUID SECURITIES
Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule
144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A
Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

PREFERRED STOCK
Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

FOREIGN (NON-U.S.) SECURITIES
The equity securities in which the Non-U.S. Stock Portfolios and the Overlay
Portfolios may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation.
ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the

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underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in
U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which a
Portfolio invests and adversely affect the value of the Portfolio's assets.
These risks are heightened with respect to investments in emerging markets countries. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission
("SEC") or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

OTHER FOREIGN INVESTMENT RISKS INCLUDE:

..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

..  settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

..  the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

DERIVATIVES
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Each Overlay Portfolio intends to use derivatives to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile or investment characteristics of an investment portfolio, to obtain exposure to otherwise inaccessible markets, to increase their exposure or leverage their investment in certain asset classes or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Fixed-Income Municipal
Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes.
Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein's judgment, this represents the most effective response to current or anticipated market conditions.
AllianceBernstein's use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio's investment objective and policies.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are

102

designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:

..  OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

  The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Non-U.S.
  Stock Portfolios and the Fixed-Income Portfolios will write only covered options or other derivatives or financial instruments.

  The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the
  Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

  None of the Non-U.S. Stock Portfolios or Fixed Income Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

  In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option.
  Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

  A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the
  Non-U.S. Stock Portfolios or Fixed Income Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the
  Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a
  Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

  The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

  The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein. AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a
  Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

  A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the
  U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The
  International Portfolios and the Overlay Portfolios may also

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  invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under
  "Foreign Currency Transactions."

..  FUTURES--A futures contract is a standardized exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

 - Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fixed-Income Municipal Intermediate-Duration Portfolios
   will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities.
   Other Portfolios may each purchase or sell options on futures contracts for hedging, investment or other purposes.

 - The International Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under
   "Foreign Currency Transactions."

 - Regulatory changes could affect the Portfolios by limiting their trading activities in futures and increasing Portfolio expenses. On February 11,
   2011, the CFTC published a rule proposal that would limit a Portfolio's ability to use futures in reliance on certain CFTC exemptions. If the new rule is adopted as proposed, the amended CFTC exemption would limit a
   Portfolio's use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the
   Portfolio. If a Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the Portfolio would need to comply with all applicable regulations governing commodity pools. Other potentially adverse regulatory initiatives could develop.

..  FORWARDS--A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date.
   A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

..  SWAPS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The notional principal amount is used solely to calculate the payment stream, but is not exchanged (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios' investments in swap transactions include the following:

 - INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). Each Portfolio may
   enter into interest rate swaps and purchase and sell interest rate caps and floors. Each Fixed- Income Municipal Intermediate-Duration Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Fixed-Income Municipal
   Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, as a duration management technique or to attempt to exploit mispricings in the bond market.

   Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

   A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

   Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal.
   Accordingly, unless there is a counterparty default, the risk of loss to a
   Portfolio from interest rate transactions is limited to the net amount of

104

   interest payments that the Portfolio is contractually obligated to make.

 - INFLATION (CPI) SWAPS. Each Portfolio may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the
   Consumer Price Index with respect to CPI swaps) over the term of the swap
   (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a
   Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the
   Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.
   If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

 - CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk.
   If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

   A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities)
   are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

   A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's,
   Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the
   Portfolio to dispose of the swap.

 - CURRENCY SWAPS. The Non-U.S. Stock Portfolios, the Short Duration Plus
   Portfolio, the Intermediate Duration Portfolio, the Intermediate Duration
   Institutional Portfolio and the Overlay Portfolios may enter into currency swaps. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes or to attempt to exploit mispricings in the currency market. The International Portfolios may invest in currency swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Foreign
   Currency Transactions."

   Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.
   Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or
"hybrid" investments. Examples of these securities are described above under
"Variable, Floating and Inverse Floating Rate Instruments" and below under
"Structured Instruments."

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FOREIGN CURRENCY TRANSACTIONS
The Non-U.S. Stock Portfolios, the Short Duration Plus Portfolio, the
Intermediate Duration Portfolio, the Intermediate Duration Institutional
Portfolio and the Overlay Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market.
Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The
Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Manager may not accurately predict currency movements. As a result, total return could be adversely affected. The Manager may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options.
The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios and the Overlay
Portfolios may commit a substantial portion or the entire value of their portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these
Portfolios to purchase additional securities.

FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
currency exchange rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a
Portfolio's investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a
Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union ("EU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

COMMODITY-LINKED DERIVATIVE INSTRUMENTS
The Overlay Portfolios may invest in commodity-linked derivatives such as commodity-linked structure notes, commodity index-linked securities and other derivatives that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties as compared to stocks and bonds, which are financial instruments. The Manager may seek to provide exposure to various commodities and commodity sectors.

The Overlay Portfolios may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank's prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolios economically to movements in commodity prices.

The value of commodity-linked derivatives may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There is no guarantee that these investments will perform in that manner in the future and, at certain times, the price movements of commodity-linked derivatives have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

106

STRUCTURED INSTRUMENTS
As part of its investment program and to maintain greater flexibility, each
Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices
(collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. None of the
Non-U.S. Stock Portfolios or the Fixed-Income Portfolios will invest more than
20% of its total assets in these investments.

SYNTHETIC FOREIGN EQUITY SECURITIES
The Non-U.S. Stock Portfolios and Overlay Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset.
In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date.
In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Manager, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

REAL ESTATE INVESTMENT TRUSTS
The Non-U.S. Stock Portfolios and the Overlay Portfolios may invest in Real
Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios,
REITs are not

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taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the
REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a
REIT's investment in fixed-rate obligations can be expected to rise.
Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a
REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

FORWARD COMMITMENTS
Each Portfolio may purchase or sell securities on a forward commitment basis.
Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued"
trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS
The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

SHORT SALES
The Non-U.S. Stock Portfolios, the Short Duration New York Municipal Portfolio,
the Short Duration California Municipal Portfolio, the Short Duration
Diversified Municipal Portfolio and the Overlay Portfolios may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Non-U.S. Stock Portfolios, the Short
Duration New York Municipal Portfolio, the Short Duration California Municipal
Portfolio and the Short Duration Diversified Municipal Portfolio may

108

only make short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

DOLLAR ROLLS
Each of the Fixed-Income Portfolios and the Overlay Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the
Fixed-Income Portfolios and the Overlay Portfolios may also enter into a type of dollar roll known as a "fee roll." In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period.
Dollar rolls may be considered to be borrowings by a Portfolio.

MORTGAGE RELATED SECURITIES
Each of the Fixed-Income Taxable Portfolios and the Overlay Portfolios may
invest in mortgage-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities.
During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates.
If the life of a mortgage-related security is inaccurately predicted, the
Portfolio may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities.

NO GOVERNMENT GUARANTEE
Investments in the U.S. Government Short Duration Portfolio are not insured by the U.S. Government.

While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the U.S. Government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association ("GNMA" or "Ginnie Mae") are
backed by the United States while securities issued by Freddie Mac and Fannie
Mae are backed only by the credit of Freddie Mac and Fannie Mae, respectively.
However, some issuers of agency securities may have the right to borrow from the U.S. Treasury to meet their obligations, such as the U.S. Postal Service.

On September 7, 2008, due to the value of Freddie Mac's and Fannie Mae's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal
Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship.
The U.S. Government also took steps to provide additional financial support to
Freddie Mac and Fannie Mae. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities;
consequently, the value of such securities will fluctuate.

INVESTMENTS IN LOWER-RATED SECURITIES
Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

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The market for lower-rated securities may be less liquid than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur.
Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a
Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

UNRATED SECURITIES
The Manager also will consider investments in unrated securities for a
Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

BORROWING AND LEVERAGE
The Portfolios may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio's assets.
Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The
Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the
Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a
Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a
Portfolio's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments thereby reducing the net asset value of a Portfolio's shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

NON-DIVERSIFIED STATUS
Each of the Short-Duration New York Municipal Portfolio, Short-Duration
California Municipal Portfolio, New York Municipal Portfolio and California
Municipal Portfolio (the "State Portfolios") is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired.
Each Portfolio's SAI provides specific information about the state in which a
Portfolio invests.

FUTURE DEVELOPMENTS
A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

PORTFOLIO HOLDINGS
Each Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios' portfolio holdings.

TEMPORARY DEFENSIVE POSITIONS
Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the Non-U.S. Stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in
U.S. Government obligations or investment-grade debt or equity securities of
U.S. issuers.

In attempting to respond to adverse market, economic, political, or other conditions, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

110

CHANGING THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS; WHEN
SHAREHOLDER APPROVAL IS REQUIRED
A fundamental investment objective or policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than
80% of its net assets in municipal securities. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Under normal circumstances, shareholders will receive at least 60 days' prior written notice before any change to the investment objectives of any Portfolio is implemented.

INVESTMENT POLICIES AND LIMITATIONS APPLY AT TIME OF PURCHASE ONLY
Unless otherwise specified, the policies and limitations discussed in this
Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

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INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus.

HOW TO BUY SHARES
MINIMUM INVESTMENTS - FOR ALL PORTFOLIOS OTHER THAN INTERMEDIATE DURATION
INSTITUTIONAL PORTFOLIO
Except as otherwise provided, the minimum initial investment in any of the
Non-U.S. Stock Portfolios and the Fixed-Income Portfolios of the Sanford C.
Bernstein Fund, Inc. ("SCB") is $25,000. Except as otherwise provided, the minimum initial investment in the Class 1 of the Overlay Portfolios is $25,000,
and the minimum initial investment in the Class 2 of the Overlay Portfolios is
$1,500,000. Minimum initial investments are measured across all Overlay
Portfolios in the aggregate. There is no minimum amount for subsequent investments in the same Portfolio although SCB reserves the right to impose a minimum investment amount. For shareholders who have met the initial minimum investment requirement in a Fixed-Income Portfolio, the minimum subsequent investment in any other Fixed-Income Portfolio is $5,000. With respect to the
Non-U.S. Stock Portfolios, the Fixed-Income Portfolios and Class 1 of the
Overlay Portfolios, for Uniform Gifts to Minors Act/Uniform Transfers to Minors
Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Portfolios, is
$5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of Bernstein's investment-management services, Bernstein may, at a client's request, maintain a specified percentage of assets in one or more of the Portfolios of SCB or vary the percentage based on Bernstein's opinion of the relative allocation to the Portfolios. In keeping with these client mandates or for tax considerations, Bernstein may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by Bernstein will be subject to the following minimum investment requirements:

..  initial purchases of shares of the Portfolios (other than the Emerging
   Markets Portfolio) will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

..  initial purchases of shares of the Emerging Markets Portfolio will be subject to a minimum investment requirement of $10,000; and

..  Bernstein may, in its discretion, waive the initial minimum investment requirement in certain circumstances.

Any purchases and sales of shares of the Emerging Markets Portfolio will incur a portfolio transaction fee on purchases and redemptions. The Emerging Markets
Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 1% of the dollar amount invested in the Portfolio. The portfolio transaction fee on purchases applies to an initial investment in the Emerging
Markets Portfolio and to all subsequent purchases, but not to reinvested dividends or capital gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Emerging Markets Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 1% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Portfolio for shares of other Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Portfolio, not by the Manager, and are
neither sales loads nor contingent deferred sales loads.

The purpose of the portfolio transaction fees discussed above is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Emerging
Markets Portfolio, unlike the other Portfolios of SCB, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The portfolio transaction fees reflect the Manager's estimate of the brokerage and other transaction costs that the Emerging Markets Portfolio incurs as a result of purchases or redemptions. Without the fees, the Emerging Markets Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the
Emerging Markets Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.

MINIMUM INVESTMENTS - INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
The minimum initial investment in the Intermediate Duration Institutional
Portfolio of the Sanford C. Bernstein Fund II, Inc. ("SCB II," together with
SCB, the "Funds," and each, a "Fund") is $3,000,000. There is no minimum amount for subsequent investments although SCB II reserves the right to impose a minimum investment amount. There is no minimum

112

amount for reinvestment of dividends and distributions declared by the
Portfolio in the shares of the Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in the Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the Portfolio without regard to any minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in the
Portfolio or vary the percentage based on the Manager's opinion of the market conditions. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of the Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

..  initial purchases of shares of the Portfolio will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived.

PROCEDURES - FOR ALL PORTFOLIOS
Generally, to purchase shares, you must open a discretionary account with a
Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Certain non-discretionary accounts may also invest in the
Portfolios, including but not limited to, non-discretionary accounts held by employees and existing investors in the Portfolios. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment-Management Services and Policies brochure available on Bernstein's website at www.bernstein.com. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of Bernstein. All checks should be made payable to the particular Portfolio in which you are purchasing shares.
Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

The share price you pay will depend on when your order is received in proper form. Orders received by a Portfolio at or prior to the close of regular trading of the Exchange (normally 4:00 p.m., Eastern time) on any business day will receive the offering price determined as of the closing time that day.
Orders received after the close of regular trading will receive the next business day's price. With respect to non-discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by each
Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

Each Fund may, at its sole option, accept securities as payment for shares of any Fixed-Income Portfolio or Overlay Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Pricing Portfolio Shares" above as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. Each Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Portfolio's NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the
Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a FINRA member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the
Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

A Portfolio may refuse any order to purchase shares. The Portfolios reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

TRANSACTION FEES: As discussed above, if you purchase shares of the Emerging
Markets Portfolio, you will pay to this Portfolio a transaction fee of 1.00% of the amount invested.

HOW TO EXCHANGE SHARES
You may exchange your shares in a Portfolio, including Class 1 shares of the
Overlay Portfolios, of SCB for shares in any other Portfolio, including Class 1 shares of the Overlay Portfolios, of SCB. You may exchange your shares in the
Intermediate Duration Institutional Portfolio of SCB II for shares in any
Portfolio of SCB. You may exchange your Class 2 shares in any Overlay Portfolio for shares of the Intermediate Duration Institutional Portfolio of SCB II.
After proper receipt of the

                                                                            113

exchange request in good order, exchanges of shares are made at the next determined respective NAVs of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. Each Fund reserves the right, on behalf of any of the
Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

On any exchanges of other Portfolio shares for shares of the Emerging Markets
Portfolio, shareholders will be charged the portfolio transaction fee of 1% of the dollar amount exchanged; on any exchanges of shares of the Emerging Markets
Portfolio for other Portfolio shares, shareholders will be charged the 1%
redemption fee. See the "Emerging Markets Portfolio" section above for additional information.

The exchange privilege is available only in states where the exchange may legally be made. While each Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days' prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See "Dividends,
Distributions and Taxes" below.

HOW TO SELL OR REDEEM SHARES
You may sell your shares of the Portfolios by sending a request to Bernstein
LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by a Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to each Fund.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets each Fund's requirements (such as a commercial bank that is a member of the Federal Deposit Insurance
Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature.
Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by each Fund in certain instances. Each Fund may waive the requirement that a redemption request must be in writing. Each Fund may request further documentation from corporations, executors, administrators, trustees or guardians.

We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with a
Fund unless prior other instructions are on file. If you are a client of
Bernstein's investment advisory services, the sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when a Fund or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the close of regular trading on the Exchange (normally 4:00 p.m.
Eastern time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes.

For additional information, see "Dividends, Distributions and Taxes" below.

If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

TRANSACTION FEES UPON REDEMPTION: You will be charged a 1% redemption fee upon the sale of shares of the Emerging Markets Portfolio that will be deducted from the proceeds of the sale and paid to the Portfolio. This transaction fee is payable only by investors in this Portfolio and is charged because of the additional costs involved in the purchase and sale of these shares. For more information, see the "Emerging Markets Portfolio" section above.

RESTRICTIONS ON SALES: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the
SEC may, by order, permit.

SALE IN-KIND: Each Fund normally pays proceeds of a sale of Portfolio shares in cash. However, each of the Portfolios has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the SAI.

AUTOMATIC SALE OF YOUR SHARES - FOR ALL PORTFOLIOS, INCLUDING CLASS 1 SHARES OF
THE OVERLAY PORTFOLIOS, EXCEPT THE INTERMEDIATE DURATION INSTITUTIONAL
PORTFOLIO: Under certain circumstances, a Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your

114

account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

AUTOMATIC SALE OF YOUR SHARES - INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
AND CLASS 2 SHARES OF THE OVERLAY PORTFOLIOS: Under certain circumstances, a
Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $500,000 ($1,500,000 for the Intermediate Duration
Institutional Portfolio), we may, on at least 60 days' prior written notice, sell your remaining shares in the Portfolio and close your account. We will not close your account if you increase your account balance to $500,000 ($1,500,000 for the Intermediate Duration Institutional Portfolio) during the 60-day notice period.

SYSTEMATIC WITHDRAWAL PLAN: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at each Fund's discretion.
For further information, call your Bernstein advisor at (212) 486-5800.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders.
These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the
Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a
Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the
Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before a
Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a
Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Portfolios should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agent,
   Bernstein LLC, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two

                                                                            115

  exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the
  Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

..  ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of
   Portfolio shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

RISKS TO SHAREHOLDERS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE
TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked"
and who may not otherwise wish to redeem his or her shares effectively may be
"locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a
"blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of
Portfolio shares and avoid frequent trading in Portfolio shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES.
Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in
Portfolio shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's net asset value ("NAV") is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m.,
Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the
Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Funds value each Portfolio's securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S.

116

futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Funds to calculate each Portfolio's NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at the close of regular trading on the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Board has delegated responsibility for valuing the Fund's assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Fund's assets on behalf of the
Fund. The Valuation Committee values Fund assets as described above. More information about the Portfolios' valuation procedures is available in the
Portfolios' SAI.

                                                                            117

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Each Portfolio's Manager is AllianceBernstein L.P., 1345 Avenue of the
Americas, New York, NY 10105. The Manager is a leading international investment adviser supervising client accounts with assets as of September 30, 2011 totaling approximately $402 billion (of which more than $78 billion represented assets of investment companies). As of September 30, 2011, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 27 of the nation's FORTUNE 100 companies), for public employee retirement funds in 34 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 33 registered investment companies managed by the Manager, comprising approximately 120 separate investment portfolios, have approximately
3.0 million shareholder accounts.

The Manager provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the
Portfolios paid the Manager, during its most recent fiscal year, a percentage of net assets as follows:

                                      FEE AS A PERCENTAGE OF FISCAL YEAR
PORTFOLIO                               AVERAGE NET ASSETS      ENDED
------------------------------------------------------------------------
International                                  0.89%           9/30/11
Tax-Managed International                      0.86%           9/30/11
Emerging Markets                               1.12%           9/30/11
Short Duration New York Municipal              0.45%           9/30/11
Short Duration California Municipal            0.45%           9/30/11
Short Duration Diversified Municipal           0.45%           9/30/11
New York Municipal                             0.48%           9/30/11
California Municipal                           0.49%           9/30/11
Diversified Municipal                          0.43%           9/30/11
U.S. Government Short Duration                 0.45%           9/30/11
Short Duration Plus                            0.45%           9/30/11
Intermediate Duration                          0.44%           9/30/11
Intermediate Duration Institutional            0.40%*          9/30/11
Overlay A                                      0.90%           9/30/11
Tax-Aware Overlay A                            0.90%           9/30/11
Overlay B                                      0.65%           9/30/11
Tax-Aware Overlay B                            0.65%           9/30/11
Tax-Aware Overlay C                            0.65%           9/30/11
Tax-Aware Overlay N                            0.64%*          9/30/11

*Fee stated net of any waivers and/or reimbursements. The Manager has contractually agreed to waive its fee and/or bear certain expenses as described in the Fees and Expenses of the Portfolio table under the Summary
 Information section.

A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended shown in the table above or in the
Portfolio's semi-annual report to shareholders for the period ended March 31,
2011 for Intermediate Duration Institutional Portfolio.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Manager may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Manager may have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a
Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:
The day-to-day management of, and investment decisions for, the INTERNATIONAL
PORTFOLIO and TAX-MANAGED INTERNATIONAL PORTFOLIO are made by the International
Team, comprised of senior International portfolio managers. The Team relies heavily on the Manager's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Manager's large internal research staff. No one person is principally responsible for coordinating the
Portfolios' investments.

The following table lists the persons within the Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the
Portfolios, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Laurent Saltiel; since 2012; Senior Vice    Team Leader and Senior Portfolio
President of the Manager                    Manager--Global/International Large
                                            Cap Growth Equities. Mr. Saltiel has
                                            been associated with the Manager in
                                            similar capacities since June 2010. Prior
                                            thereto, he was associated with Janus
                                            Capital as a portfolio manager since
                                            prior to 2007.

Patrick J. Rudden; since 2009; Senior Vice  Senior Vice President of the Manager,
President of the Manager                    with which he has been associated in a
                                            similar capacity to his current position
                                            since prior to 2007, and Head of Blend
                                            Strategies.

Karen Sesin; since 2011; Senior Vice        Senior Vice President of the Manager,
President of the Manager                    with which she has been associated in
                                            a similar capacity to her current
                                            position since prior to 2007.

Kevin F. Simms; since 2012; Senior Vice     Senior Vice President of the Manager,
President of the Manager                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2007 and
                                            Co-Chief Investment Officer of
                                            International Value Equities and Global
                                            Director of Value Research since prior
                                            to 2007.

118

The day-to-day management of, and investment decisions for, the EMERGING
MARKETS PORTFOLIO are made by the Emerging Markets Team, comprised of senior portfolio managers. The Team relies heavily on the Manager's growth, value and fixed-income investment teams and, in turn, the fundamental research of the
Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the
Portfolios, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                 THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Henry D'Auria; since 2012; Senior Vice      Chief Investment Officer--Emerging
President of the Manager                    Markets Value Equities and Co-Chief
                                            Investment Officer--International
                                            Value Equities. Mr. D'Auria has been
                                            associated with the Manager in similar
                                            capacities since prior to 2007.

Patrick J. Rudden; since 2009; Senior Vice  (See above)
President of the Manager

Laruent Saltiel; since 2012; Senior Vice    (See above)
President of the Manager

Karen Sesin; since 2011; Senior Vice        (See above)
President of the Manager

The day-to-day management of, and investment decisions for, the Fixed-Income
Municipal Portfolios are made by the Municipal Bond Investment Team. The
Municipal Bond Investment Team relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the Municipal Bond Investment Team with the most significant responsibility for the day-to-day management of the
Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                 THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Michael Brooks; since 1999; Senior Vice     Senior Vice President of the Manager,
President of the Manager                    with which he has been associated
                                            since prior to 2007.

Fred S. Cohen; since 1994; Senior Vice      Senior Vice President of the Manager,
President of the Manager                    with which he has been associated
                                            since prior to 2007, and Director of
                                            Municipal Bond Trading.

R.B. Davidson III; since inception; Senior  Senior Vice President of the Manager,
Vice President of the Manager               with which he has been associated
                                            since prior to 2007, and Director of
                                            Municipal Bond Management.

Wayne Godlin; since 2010; Senior Vice       Senior Vice President of the Manager
President of the Manager                    since December 2009. Prior thereto, an
                                            investment manager and a Managing
                                            Director of Van Kampen Asset
                                            Management with which he had been
                                            associated since prior to 2007.

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
Terrance T. Hults; since 2002; Senior Vice  Senior Vice President of the Manager,
President of the Manager                    with which he has been associated
                                            since prior to 2007.

The day-to-day management of, and investment decisions for, the U.S. GOVERNMENT
SHORT DURATION PORTFOLIO and SHORT DURATION PLUS PORTFOLIO are made by the
Manager's U.S. Investment Grade: Liquid Markets Structured Products Investment
Team. The U.S. Investment Grade: Liquid Markets Structured Products Investment
Team relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the U.S. Investment Grade: Liquid
Markets Structured Products Investment Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the
Portfolios, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                   THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Jon P. Denfeld; since 2008; Vice President   Vice President of the Manager, with
of the Manager                               which he has been associated since
                                             May 2008. Prior thereto, he was a
                                             Senior U.S. Portfolio Manager at UBS
                                             Global Asset Management from
                                             2006-2007.

Shawn E. Keegan; since 2005; Vice            Vice President of the Manager, with
President of the Manager                     which he has been associated since
                                             prior to 2007.

Alison M. Martier; since 2009; Senior Vice   Senior Vice President of the Manager,
President of the Manager                     with which she has been associated
                                             since prior to 2007, and Director of the
                                             Fixed Income Senior Portfolio Manager
                                             Team.

Douglas J. Peebles; since 2009; Senior Vice  Senior Vice President of the Manager,
President of the Manager                     with which he has been associated
                                             since prior to 2007, and Chief
                                             Investment Officer and Head of
                                             AllianceBernstein Fixed Income.

Greg J. Wilensky; since 2009; Senior Vice    Senior Vice President of the Manager,
President of the Manager                     with which he has been associated
                                             since prior to 2007, and Director of
                                             Stable Value Investments.

The day-to-day management of, and investment decisions for, the INTERMEDIATE
DURATION PORTFOLIO and INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO are made by the U.S. Investment Grade: Core Fixed Income Team. The U.S. Investment
Grade: Core Fixed Income Team relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the U.S. Investment Grade: Core
Fixed Income Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly

                                                                            119

and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Paul J. DeNoon; since 2009; Senior Vice      Senior Vice President of the Manager,
President of the Manager                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2007,
                                             and Director of Emerging Market Debt.

Shawn E. Keegan; since 2005; Vice            (see above)
President of the Manager

Alison M. Martier; since 2005; Senior Vice   (see above)
President of the Manager

Douglas J. Peebles; since 2007; Senior Vice  (see above)
President of the Manager

Greg J. Wilensky; since 2005; Senior Vice    (see above)
President of the Manager

The day-to-day management of, and investment decisions for each of the OVERLAY
PORTFOLIOS are made by the Asset Allocation Team. The Asset Allocation Team relies heavily on the Manager's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Manager's large internal research staff. No one person is principally responsible for coordinating the
Portfolios' investments.

The following table lists the persons within the Asset Allocation Team with the most significant responsibility for the day-to-day management of the
Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                           PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE           THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------
Seth J. Masters; since inception;     Chief Investment Officer--Asset
Senior Vice President of the Manager  Allocation and Bernstein Global Wealth
                                      Management since June 2008. Mr.
                                      Masters has been associated with the
                                      Manager in similar capacities since
                                      prior to 2007.

Daniel J. Loewy; since inception;     Research Director and Co-Chief
Senior Vice President of the Manager  Investment Officer--Dynamic Asset
                                      Allocation. Mr. Loewy has been
                                      associated with the Manager in similar
                                      capacities since prior to 2007.

Dianne F. Lob; since inception;       Chairman--Private Client Investment
Senior Vice President of the Manager  Policy Group. Ms. Lob has been associated with the Manager in similar
                                      capacities since prior to 2007.

Andrew Y. Chin; since inception;      Global Head of Quantitative Research.
Senior Vice President of the Manager  Mr. Chin has been associated with the
                                      Manager in similar capacities since
                                      prior to 2007.

Each Portfolio's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolios.

PRIOR PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS
As described in this Prospectus, we diversify the investment portfolio of each of the Non-U.S. Stock Portfolios between the growth and value investment styles. Normally, approximately 50% of the value of each of the Non-U.S. Stock
Portfolios will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of each of the
International Portfolio and the Tax-Managed International Portfolio are
managed. Presented in Displays 3 and 4 is historical performance information for our emerging markets growth and emerging markets value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate emerging markets growth and emerging markets value components of the Emerging Markets Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the
Non-U.S. Stock Portfolios have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the
Non-U.S. Stock Portfolios they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Non-U.S. Stock Portfolios, as a registered investment company, is subject and which, if applicable to the
Historical Accounts, may have adversely affected the performance of the
Historical Accounts.

Set forth below is performance data provided by the Manager relating to the
Historical Accounts managed by investment teams that manage the Non-U.S. Stock
Portfolios' assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the
Historical Accounts through December 31, 2011. Each of an investment team's
Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions)
charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Non-U.S.
Stock Portfolios, which may be higher than the fees imposed on the Historical
Accounts, and will reduce the returns of these Portfolios.

120

Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical
Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to
January 1, 2003 and on an asset weighted basis for periods subsequent thereto.
Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of the date of this prospectus, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New
Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United
Kingdom.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.
If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Portfolios managed by that investment team relative to the index would be reduced by the Portfolios' expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the
Portfolios' shareholders of sales charges and income taxes.

The MSCI Emerging Markets Index shown in Displays 3 and 4 is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of the date of this prospectus, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech
Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco,
Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The performance of the Portfolios will be affected both by the performance of each investment team managing a portion of the Portfolios' assets and by the
Manager's allocation of the Portfolios' portfolio between the two investment teams. If either or both of the investment teams employed by the Manager in managing the Portfolios were to perform relatively poorly, and/or if the
Manager were to allocate more of either of the Portfolios' portfolio to a relatively poorly performing investment team, the performance of that Portfolio would suffer. Investors should not rely on the performance data of the
Historical Accounts as an indication of future performance of all or any portion of the Portfolios.

Display 1 presents the historical performance for AllianceBernstein's international growth investment discipline ("Growth Composite"). THE
PERFORMANCE INFORMATION SET FORTH IN DISPLAY 1 DOES NOT REPRESENT THE
PERFORMANCE OF THE INTERNATIONAL PORTFOLIO OR TAX-MANAGED INTERNATIONAL
PORTFOLIO.

Display 1
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                                                           Premium/Discount to
                    Growth Composite    MSCI EAFE Index      MSCI EAFE Index
                    ----------------    ---------------      ---------------

  One Year                -21.23%          -12.14%               -9.09%
  Three Years               3.32%            7.65%               -4.33%
  Five Years               -8.24%           -4.72%               -3.52%
  10 Years                  1.92%            4.67%               -2.75%
  Since Inception           4.59%            4.91%               -0.32%
  (12/90)

Periods ended December 31, 2011.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                            121

Display 2 presents the historical performance for AllianceBernstein's international value investment discipline ("Value Composite"). THE PERFORMANCE
INFORMATION SET FORTH IN DISPLAY 2 DOES NOT REPRESENT THE PERFORMANCE OF THE
INTERNATIONAL PORTFOLIO OR TAX-MANAGED INTERNATIONAL PORTFOLIO.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                                                             Premium/Discount to
                                           MSCI EAFE Index      MSCI EAFE Index
                        Value Composite       (GDP, HH)            (GDP, HH)
                        ---------------    ---------------    ------------------

  One Year                  -19.76%            -13.71%              -6.05%
  Three Years                 7.62%             10.70%              -3.09%
  Five Years                 -7.67%             -2.92%              -4.75%
  10 Years                    7.02%              6.31%               0.71%
  Since Inception             5.49%              3.79%               1.70%
  (06/92)

Periods ended December 31, 2011.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Until September 2, 2003, the International Portfolio and Tax-Managed
International Portfolio were managed using only the Manager's international value discipline. Since September 2, 2003, the International Portfolio and
Tax-Managed International Portfolio have been managed using both the Manager's international growth and international value investment disciplines.

Display 3 presents the historical performance for AllianceBernstein's emerging markets growth investment discipline from its inception, September 30, 1991, through December 31, 2011 ("Emerging Markets Growth Composite"). THE
PERFORMANCE INFORMATION SET FORTH IN DISPLAY 3 DOES NOT REPRESENT THE
PERFORMANCE OF THE EMERGING MARKETS PORTFOLIO.

Display 3
ALLIANCEBERNSTEIN EMERGING MARKETS GROWTH COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                      Emerging Markets  MSCI Emerging  Premium/Discount to
  MSCI
                      Growth Composite  Markets Index  Emerging Markets Index
                      ----------------  -------------
  ------------------------

  One Year                -22.65%          -18.42%              -4.23%
  Three Years              17.08%           20.07%              -2.99%
  Five Years               -0.33%            2.40%              -2.73%
  10 Years                 13.40%           13.86%              -0.45%
  Since Inception          10.17%            8.90%               1.27%
  (09/91)

Periods ended December 31, 2011.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

122

Display 4 presents the historical performance for AllianceBernstein's emerging markets value investment discipline from January 1, 1996 through December 31,
2011 ("Emerging Markets Value Composite"). THE PERFORMANCE INFORMATION SET
FORTH IN DISPLAY 4 DOES NOT REPRESENT THE PERFORMANCE OF THE EMERGING MARKETS
PORTFOLIO.

Display 4
BERNSTEIN EMERGING MARKETS VALUE COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                      Emerging Markets  MSCI Emerging  Premium/Discount to
  MSCI
                      Value Composite   Markets Index   Emerging Markets Index
                      ----------------  -------------
  ------------------------

  One Year                -22.46%          -18.42%              -4.04%
  Three Years              22.23%           20.07%               2.16%
  Five Years                1.19%            2.40%              -1.21%
  10 Years                 17.13%           13.86%               3.27%
  Since Inception           9.47%            6.84%               2.63%
  (01/96)

Periods ended December 31, 2011.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Until May 2, 2005, the Emerging Markets Portfolio was managed using only the
Manager's emerging markets value discipline. Since May 2, 2005, the Emerging
Markets Portfolio has been managed using both the Manager's emerging markets growth and emerging markets value investment disciplines.

THE ABOVE PERFORMANCE DATA IN DISPLAYS 1, 2, 3 AND 4 ARE PROVIDED SOLELY TO
ILLUSTRATE THE MANAGER'S EXPERIENCE IN MANAGING ACCOUNTS USING THE GROWTH AND
VALUE INVESTMENT DISCIPLINES. INVESTORS SHOULD NOT RELY ON THIS INFORMATION AS
AN INDICATION OF ACTUAL PERFORMANCE OF ANY ACCOUNT OR FUTURE PERFORMANCE OF THE
NON-U.S. STOCK PORTFOLIOS. OTHER METHODS OF COMPUTING RETURNS MAY PRODUCE
DIFFERENT RESULTS, AND THE RESULTS FOR DIFFERENT PERIODS WILL VARY.

SHAREHOLDER SERVICING FEES
AllianceBernstein provides SCB with shareholder servicing services. For these services, AllianceBernstein charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets, each Non-U.S. Stock
Portfolio an annual fee of 0.25% of each such Portfolio's average daily net assets and Class 1 shares of each Portfolio an annual fee of 0.20% of each such
Portfolio's average daily assets in Class 1 shares. These shareholder services include: providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

DISTRIBUTION SERVICES
Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Portfolios with distribution services pursuant to a Distribution Agreement between each Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services.
Bernstein LLC is a wholly-owned subsidiary of AllianceBernstein.

RETIREMENT PLAN SERVICES
Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Portfolio for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the
Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the
Portfolio, they are included in the amount appearing opposite the caption
"Other Expenses" found in the Portfolio expense tables under "Annual Portfolio
Operating Expenses." The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

ADDITIONAL FEES FOR CERTAIN INVESTORS
Certain investors in the Portfolios are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Portfolio related fees. For more information on such fees, please contact your Bernstein advisor.

                                                                            123

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income
(interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Fixed-Income Portfolios intend to declare dividends daily and pay them monthly. The Non-U.S. Stock Portfolios and the Overlay Portfolios intend to declare and pay dividends at least annually, generally in December. All
Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in
October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

Dividends and capital gains distributions, if any, of all the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing, received by us not less than five business days prior to the record date, to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents, in effect, a return of a portion of your purchase price.

Based on its investment objectives and strategies, the Manager expects that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities), the Fixed-Income Taxable Portfolios will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest). The Non-U.S. Stock
Portfolios and the Overlay Portfolios may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by a Fixed-Income
Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Based on our investment objectives and strategies, we expect that, in general, the Tax-Aware Overlay Portfolios will distribute less ordinary income dividends than the Overlay A Portfolio and the
Overlay B Portfolio.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities and certain conditions are met) and capital gains distributions from the Portfolios whether they are received in cash or additional shares.
Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Generally, it is intended that dividends paid on shares in the Fixed-Income
Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.

Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S.
individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of a
Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S.
corporations.

Dividends and interest received by the Non-U.S. Stock Portfolios, the Overlay
Portfolios and the Fixed-Income Portfolios that invest in foreign securities may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries.
However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain dividends on the shares of a Portfolio received by non-corporate shareholders (including individuals) for taxable years beginning before 2013 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain, provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Such rate would not apply to dividends received from the Fixed-Income Portfolios.
However, dividends received from Non-U.S. Stock Portfolios may qualify for such rate in certain cases.

124

If you redeem shares of a Portfolio or exchange them for shares of another
Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Dividends or other income (including, in some cases, capital gains) received by the Non-U.S. Stock Portfolios from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Under certain circumstances, the Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their shareholders. The Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income--treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction.
Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

A 30% withholding tax will be imposed on dividends paid after December 31, 2014 and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S.
account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect
U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and tax payer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The Short Duration New York Municipal Portfolio and New York Municipal
Portfolio provide income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the
United States. Similarly, the Short Duration California Municipal Portfolio and
California Municipal Portfolio provide income that is generally tax-free for
California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.

To a limited extent, the Tax-Aware Overlay N Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from
New York Municipal Securities or securities issued by possessions of the United
States. To a limited extent, the Tax-Aware Overlay C Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and
California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the
United States. Tax-Aware Overlay B Portfolio provide income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts, options on futures contracts, market discount and swap income, as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Portfolios will expect to comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of Municipal Securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains

                                                                            125

distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the
Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio of either Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes. Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

126

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX--Represents securities that are
SEC-registered, taxable, and dollar denominated. The index covers the U.S.
investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

BARCLAYS CAPITAL 5-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX--The Barclays
Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least
$7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The GO Bond Index component of the Municipal Bond index. General
Obligation classification bonds, excluding insured and prerefunded, are eligible for inclusion in the Barclays Capital 5-year GO Municipal Bond Index.
The bonds must have a maturity of greater than 4-years and less than 6-years.

BARCLAYS CAPITAL GLOBAL AGGREGATE BOND INDEX--Represents the performance of the global investment-grade developed fixed income markets.

BARCLAYS CAPITAL 1-YEAR MUNICIPAL INDEX--The Barclays Capital Municipal Bond
Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. This index is the 1 Year (1-2) component of the Municipal Bond index.

BOFA MERRILL LYNCH 1-3 YEAR TREASURY INDEX--An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

THE FINANCIAL TIMES STOCK EXCHANGE(R) (FTSE) EUROPEAN PUBLIC REAL ESTATE
ASSOCIATION (EPRA)/NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS
(NAREIT) DEVELOPED INDEX--The FTSE EPRA/NAREIT Developed Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (REITs) worldwide.

MSCI EAFE INDEX (EUROPE, AUSTRALASIA, FAR EAST)--A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of the date of this prospectus, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New
Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the
United Kingdom.

MSCI EMERGING MARKETS INDEX--A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of the date of this prospectus, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China,
Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia,
Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan,
Thailand, and Turkey.

STANDARD & POOR'S (S&P) 500 STOCK INDEX--The S&P 500 Stock Index includes 500
U.S. stocks and is a common representation of the performance of the overall
U.S. stock market.

                                                                            127

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL   NON-U.S.                   The financial highlights table is intended to help you
HIGHLIGHTS  STOCK PORTFOLIOS           understand the financial perform-ance of the Portfolio for the periods indicated. Certain information reflects financial
            TAX-MANAGED                results for a single Portfolio share. The total returns in the
             INTERNATIONAL PORTFOLIO   table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            INTERNATIONAL PORTFOLIO    of all dividends and distributions). The information for each fiscal-year-end period has been audited by
            EMERGING MARKETS           PricewaterhouseCoopers LLP, whose reports, along with the
             PORTFOLIO                 Portfolio's financial statements, are included in the
                                       Portfolio's 2011 annual report, which is available upon request.

TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS
--------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30
                                                                 2011          2010          2009          2008         2007
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    15.19   $    15.16     $    16.52    $    29.64   $    27.20
                                                             ----------   ----------     ----------    ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                            0.24         0.22           0.25          0.52         0.47
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    (2.70)        0.09          (1.16)       (10.22)        5.63
Contributions from Manager                                         0.00         0.00(c)        0.00(c)       0.00         0.00(c)
                                                             ----------   ----------     ----------    ----------   ----------
Total from investment operations                                  (2.46)        0.31          (0.91)        (9.70)        6.10
                                                             ----------   ----------     ----------    ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from taxable net investment income                      (0.27)       (0.28)         (0.45)        (0.42)       (0.49)
Distributions from net realized gain on investment
 transactions                                                      0.00         0.00           0.00         (3.00)       (3.17)
                                                             ----------   ----------     ----------    ----------   ----------
Total dividends and distributions                                 (0.27)       (0.28)         (0.45)        (3.42)       (3.66)
                                                             ----------   ----------     ----------    ----------   ----------
Net asset value, end of period                               $    12.46   $    15.19     $    15.16    $    16.52   $    29.64
                                                             ==========   ==========     ==========    ==========   ==========
TOTAL RETURN(a)                                                  (16.56)%       2.07%         (4.64)%      (36.75)%      24.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $3,587,820   $4,845,829     $5,286,906    $6,024,221   $9,492,508
Average net assets (000 omitted)                             $4,714,049   $5,004,731     $4,376,859    $8,333,321   $8,571,465
Ratio of expenses to average net assets                            1.14%        1.13%(d)       1.15%         1.12%        1.12%
Ratio of net investment income to average net assets               1.54%        1.53%(d)       2.07%         2.21%        1.68%
Portfolio turnover rate                                              61%          85%            84%           70%          52%
---------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS
--------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30
                                                                 2011          2010          2009         2008         2007
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    15.08   $    15.00     $    16.51   $    29.38   $    27.17
                                                             ----------   ----------     ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                            0.23         0.22           0.25         0.50         0.46
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    (2.68)        0.14          (1.31)       (9.89)        5.63
Contributions from Manager                                         0.00         0.00           0.00         0.00         0.00(c)
                                                             ----------   ----------     ----------   ----------   ----------
Total from investment operations                                  (2.45)        0.36          (1.06)       (9.39)        6.09
                                                             ----------   ----------     ----------   ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from taxable net investment income                      (0.27)       (0.28)         (0.45)       (0.44)       (0.53)
Distributions from net realized gain on investment
 transactions                                                      0.00         0.00           0.00        (3.04)       (3.35)
                                                             ----------   ----------     ----------   ----------   ----------
Total dividends and distributions                                 (0.27)       (0.28)         (0.45)       (3.48)       (3.88)
                                                             ----------   ----------     ----------   ----------   ----------
Net asset value, end of period                               $    12.36   $    15.08     $    15.00   $    16.51   $    29.38
                                                             ==========   ==========     ==========   ==========   ==========
TOTAL RETURN(a)                                                  (16.61)%       2.43%         (5.59)%     (36.07)%      24.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $1,495,894   $2,073,462     $2,364,571   $2,788,102   $4,315,454
Average net assets (000 omitted)                             $2,015,954   $2,199,418     $2,032,024   $3,828,486   $3,892,605
Ratio of expenses to average net assets                            1.18%        1.17%(d)       1.19%        1.18%        1.18%
Ratio of net investment income to average net assets               1.50%        1.49%(d)       2.03%        2.16%        1.68%
Portfolio turnover rate                                              62%          84%            91%          53%          59%
--------------------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 139.

128

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30
                                                        2011            2010           2009           2008            2007
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    31.40      $    26.67     $    25.97     $    50.62      $    38.90
                                                   ----------      ----------     ----------     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                  0.33            0.27           0.24           0.53            0.45
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions           (7.10)           4.54           2.25         (14.32)          17.69
Contribution from Manager                                0.00            0.00           0.00           0.00(c)         0.00(c)
                                                   ----------      ----------     ----------     ----------      ----------
Total from investment operations                        (6.77)           4.81           2.49         (13.79)          18.14
                                                   ----------      ----------     ----------     ----------      ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from taxable net investment income            (0.31)          (0.20)         (0.39)         (0.44)          (0.35)
Distributions from net realized gain on
 investment transactions                                 0.00            0.00          (1.50)        (10.55)          (6.22)
                                                   ----------      ----------     ----------     ----------      ----------
Total dividends and distributions                       (0.31)          (0.20)         (1.89)        (10.99)          (6.57)
                                                   ----------      ----------     ----------     ----------      ----------
Portfolio transaction fee                                0.14            0.12           0.10           0.13            0.15
                                                   ----------      ----------     ----------     ----------      ----------
Net asset value, end of period                     $    24.46      $    31.40     $    26.67     $    25.97      $    50.62
                                                   ==========      ==========     ==========     ==========      ==========
TOTAL RETURN(a)                                        (22.95)%(b)      16.19%(b)      13.54%(b)     (36.23)%(b)      50.40%(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)            $1,249,690      $1,912,856     $1,949,728     $1,950,976      $3,230,050
Average net assets (000 omitted)                   $1,823,362      $1,928,521     $1,458,886     $2,877,534      $2,660,575
Ratio of expenses to average net assets                  1.45%           1.44%(d)       1.48%          1.51%           1.53%
Ratio of net investment income to average net
 assets                                                  1.03%           0.94%(d)       1.25%          1.35%           1.07%
Portfolio turnover rate                                    57%             67%            70%            55%             61%
-------------------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 139.

                                                                            129

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL   FIXED-INCOME          The financial highlights table is intended to help you
HIGHLIGHTS  MUNICIPAL PORTFOLIOS  understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            NEW YORK MUNICIPAL    results for a single Portfolio share. The total returns in the
             PORTFOLIO            table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            SHORT DURATION        of all dividends and distributions). The information for each
             NEW YORK MUNICIPAL   fiscal-year-end period has been audited by
             PORTFOLIO            PricewaterhouseCoopers LLP, whose reports, along with the
                                  Portfolio's financial statements, are included in the
                                  Portfolio's 2011 annual report, which is available upon request.

NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS
--------------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30
                                                                2011          2010         2009        2008        2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    14.53  $    14.36     $    13.61  $    13.83  $    13.86
                                                             ----------  ----------     ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                            0.44        0.44           0.46        0.47        0.47
Net realized and unrealized gain (loss) on investment
 transactions                                                     (0.06)       0.20           0.79       (0.22)      (0.03)
                                                             ----------  ----------     ----------  ----------  ----------
Total from investment operations                                   0.38        0.64           1.25        0.25        0.44
                                                             ----------  ----------     ----------  ----------  ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from tax-exempt net investment income                   (0.44)      (0.44)         (0.46)      (0.47)      (0.47)
Distributions from net realized gain on investment
 transactions                                                     (0.05)      (0.03)         (0.04)       0.00        0.00
                                                             ----------  ----------     ----------  ----------  ----------
Total dividends and distributions                                 (0.49)      (0.47)         (0.50)      (0.47)      (0.47)
                                                             ----------  ----------     ----------  ----------  ----------
Net asset value, end of period                               $    14.42  $    14.53     $    14.36  $    13.61  $    13.83
                                                             ==========  ==========     ==========  ==========  ==========
TOTAL RETURN(a)                                                    2.74%       4.55%          9.42%       1.80%       3.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $1,579,981  $1,745,720     $1,692,410  $1,817,154  $1,722,790
Average net assets (000 omitted)                             $1,652,024  $1,752,608     $1,643,093  $1,828,067  $1,608,192
Ratio of expenses to average net assets                            0.61%       0.61%(d)       0.61%       0.61%       0.61%
Ratio of net investment income to average net assets               3.09%       3.05%(d)       3.33%       3.38%       3.42%
Portfolio turnover rate                                              14%         18%            19%         24%         24%
---------------------------------------------------------------------------------------------------------------------------

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30
                                                               2011        2010       2009       2008       2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  12.53  $  12.59     $  12.40  $  12.40    $  12.38
                                                             --------  --------     --------  --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                          0.20      0.22         0.30      0.37        0.38
Net realized and unrealized gain (loss) on investment
 transactions                                                   (0.04)    (0.06)        0.20      0.00        0.02
Contributions from Manager                                       0.00      0.00         0.00      0.00(c)     0.00
                                                             --------  --------     --------  --------    --------
Total from investment operations                                 0.16      0.16         0.50      0.37        0.40
                                                             --------  --------     --------  --------    --------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                 (0.20)    (0.22)       (0.31)    (0.37)      (0.38)
                                                             --------  --------     --------  --------    --------
Net asset value, end of period                               $  12.49  $  12.53     $  12.59  $  12.40    $  12.40
                                                             ========  ========     ========  ========    ========
TOTAL RETURN(a)                                                  1.28%     1.29%        4.14%     3.08%       3.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $158,478  $273,147     $235,326  $161,836    $110,878
Average net assets (000 omitted)                             $200,953  $262,227     $186,124  $132,487    $106,936
Ratio of expenses to average net assets                          0.61%     0.61%(d)     0.63%     0.67%       0.69%
Ratio of net investment income to average net assets             1.61%     1.75%(d)     2.42%     2.98%       3.04%
Portfolio turnover rate                                            32%       30%          45%      103%         66%
-------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 139.

130

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL   FIXED-INCOME            The financial highlights table is intended to help you
HIGHLIGHTS  MUNICIPAL PORTFOLIOS    understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            CALIFORNIA MUNICIPAL    results for a single Portfolio share. The total returns in the
             PORTFOLIO              table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            SHORT DURATION          of all dividends and distributions). The information for each
             CALIFORNIA MUNICIPAL   fiscal-year-end period has been audited by
             PORTFOLIO              PricewaterhouseCoopers LLP, whose reports, along with the
                                    Portfolio's financial statements, are included in the
                                    Portfolio's 2011 annual report, which is available upon request.

CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS
--------------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30
                                                                2011          2010         2009        2008        2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    14.85  $    14.55     $    13.96  $    14.18  $    14.21
                                                             ----------  ----------     ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                            0.46        0.47           0.48        0.48        0.46
Net realized and unrealized gain (loss) on investment
 transactions                                                     (0.08)       0.34           0.63       (0.22)      (0.03)
                                                             ----------  ----------     ----------  ----------  ----------
Total from investment operations                                   0.38        0.81           1.11        0.26        0.43
                                                             ----------  ----------     ----------  ----------  ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from tax-exempt net investment income                   (0.46)      (0.47)         (0.48)      (0.48)      (0.46)
Distributions from net realized gains on investment
 transactions                                                     (0.15)      (0.04)         (0.04)       0.00        0.00
                                                             ----------  ----------     ----------  ----------  ----------
Total dividends and distributions                                 (0.61)      (0.51)         (0.52)      (0.48)      (0.46)
                                                             ----------  ----------     ----------  ----------  ----------
Net asset value, end of period                               $    14.62  $    14.85     $    14.55  $    13.96  $    14.18
                                                             ==========  ==========     ==========  ==========  ==========
TOTAL RETURN(a)                                                    2.70%       5.71%          8.09%       1.83%       3.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $1,031,911  $1,103,565     $1,154,961  $1,363,736  $1,380,197
Average net assets (000 omitted)                             $1,059,794  $1,163,905     $1,186,613  $1,414,368  $1,294,527
Ratio of expenses to average net assets                            0.63%       0.63%(d)       0.63%       0.62%       0.62%
Ratio of net investment income to average net assets               3.19%       3.23%(d)       3.39%       3.38%       3.27%
Portfolio turnover rate                                              14%         33%            14%         26%         27%
---------------------------------------------------------------------------------------------------------------------------

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30
                                                               2011        2010       2009      2008      2007
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  12.62  $  12.68     $  12.53  $  12.49  $ 12.46
                                                             --------  --------     --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                          0.13      0.21         0.34      0.35     0.35
Net realized and unrealized gain (loss) on investment
 transactions                                                   (0.04)     0.01         0.15      0.05     0.03
                                                             --------  --------     --------  --------  -------
Total from investment operations                                 0.09      0.22         0.49      0.40     0.38
                                                             --------  --------     --------  --------  -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from tax-exempt net investment income                 (0.13)    (0.21)       (0.34)    (0.36)   (0.35)
Distributions from net realized gains on investment
 transactions                                                   (0.03)    (0.07)           0         0        0
                                                             --------  --------     --------  --------  -------
Total dividends and distributions                               (0.16)    (0.28)       (0.34)    (0.36)   (0.35)
                                                             --------  --------     --------  --------  -------
Net asset value, end of period                               $  12.55  $  12.62     $  12.68  $  12.53  $ 12.49
                                                             ========  ========     ========  ========  =======
TOTAL RETURN(a)                                                  0.74%     1.77%        3.95%     3.24%    3.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $121,747  $144,606     $109,040  $141,225  $80,150
Average net assets (000 omitted)                             $127,326  $127,870     $119,438  $106,703  $77,929
Ratio of expenses to average net assets                          0.63%     0.65%(d)     0.65%     0.69%    0.73%
Ratio of net investment income to average net assets             1.08%     1.66%(d)     2.68%     2.81%    2.84%
Portfolio turnover rate                                            81%       64%          52%      134%     103%
----------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 139.

                                                                            131

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL   FIXED-INCOME             The financial highlights table is intended to help you
HIGHLIGHTS  MUNICIPAL PORTFOLIOS     understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            DIVERSIFIED MUNICIPAL    results for a single Portfolio share. The total returns in the
             PORTFOLIO               table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            SHORT DURATION           of all dividends and distributions). The information for each
             DIVERSIFIED MUNICIPAL   fiscal-year-end period has been audited by
             PORTFOLIO               PricewaterhouseCoopers LLP, whose reports, along with the
                                     Portfolio's financial statements, are included in the
                                     Portfolio's 2011 annual report, which is available upon request.

DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS
--------------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30
                                                                2011          2010         2009        2008        2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    14.75  $    14.53     $    13.81  $    14.00  $    14.03
                                                             ----------  ----------     ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                            0.45        0.45           0.48        0.48        0.46
Net realized and unrealized gain (loss) on investment
 transactions                                                     (0.03)       0.25           0.73       (0.19)      (0.03)
                                                             ----------  ----------     ----------  ----------  ----------
Total from investment operations                                   0.42        0.70           1.21        0.29        0.43
                                                             ----------  ----------     ----------  ----------  ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from tax-exempt net investment income                   (0.45)      (0.46)         (0.48)      (0.48)      (0.46)
Distributions from net realized gains on investment
 transactions                                                     (0.07)      (0.02)         (0.01)         --          --
                                                             ----------  ----------     ----------  ----------  ----------
Total dividends and distributions                                 (0.52)      (0.48)         (0.49)      (0.48)      (0.46)
                                                             ----------  ----------     ----------  ----------  ----------
Net asset value, end of period                               $    14.65  $    14.75     $    14.53  $    13.81  $    14.00
                                                             ==========  ==========     ==========  ==========  ==========
TOTAL RETURN(a)                                                    2.96%       4.90%          8.96%       2.04%       3.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $4,907,931  $5,129,063     $4,942,157  $5,065,599  $4,653,605
Average net assets (000 omitted)                             $4,991,204  $5,176,769     $4,716,436  $5,052,989  $4,174,406
Ratio of expenses to average net assets                            0.56%       0.56%(d)       0.57%       0.57%       0.58%
Ratio of net investment income to average net assets               3.08%       3.10%(d)       3.39%       3.38%       3.32%
Portfolio turnover rate                                              18%         21%            12%         28%         18%
---------------------------------------------------------------------------------------------------------------------------

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30
                                                               2011        2010       2009      2008      2007
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  12.69  $  12.68     $  12.53  $  12.50  $  12.48
                                                             --------  --------     --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                          0.17      0.21         0.32      0.38      0.37
Net realized and unrealized gain (loss) on investment
 transactions                                                    0.01      0.01         0.16      0.04      0.02
                                                             --------  --------     --------  --------  --------
Total from investment operations                                 0.18      0.22         0.48      0.42      0.39
                                                             --------  --------     --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                 (0.16)    (0.21)       (0.33)    (0.39)    (0.37)
Distributions from net realized gain on investment
 transactions                                                   (0.01)     0.00         0.00      0.00      0.00
                                                             --------  --------     --------  --------  --------
Total dividends and distributions                               (0.17)    (0.21)       (0.33)    (0.39)    (0.37)
                                                             --------  --------     --------  --------  --------
Net asset value, end of period                               $  12.70  $  12.69     $  12.68  $  12.53  $  12.50
                                                             ========  ========     ========  ========  ========
TOTAL RETURN(a)                                                  1.42%     1.75%        3.85%     3.35%     3.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $418,586  $591,202     $457,515  $328,867  $251,456
Average net assets (000 omitted)                             $515,306  $556,818     $368,993  $277,346  $219,160
Ratio of expenses to average net assets                          0.62%     0.62%(d)     0.62%     0.64%     0.66%
Ratio of net investment income to average net assets             1.31%     1.65%(d)     2.55%     3.05%     3.00%
Portfolio turnover rate                                            39%       23%          54%       94%       60%
-----------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 139.

132

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL   FIXED-INCOME        The financial highlights table is intended to help you
HIGHLIGHTS  TAXABLE PORTFOLIOS  understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            U.S. GOVERNMENT     results for a single Portfolio share. The total returns in the
             SHORT DURATION     table represent the rate that an investor would have earned (or
             PORTFOLIO          lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each
            SHORT DURATION      fiscal-year-end period has been audited by
             PLUS PORTFOLIO     PricewaterhouseCoopers LLP, whose reports, along with the
                                Portfolio's financial statements, are included in the
                                Portfolio's 2011 annual report, which is available upon request.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30
                                                                         2011        2010       2009      2008      2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.89  $  12.70     $  12.47  $  12.47  $ 12.41
                                                                       --------  --------     --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.09      0.10         0.24      0.43     0.50
Net realized and unrealized gain (loss) on investment transactions         0.02      0.22         0.25      0.01     0.07
                                                                       --------  --------     --------  --------  -------
Total from investment operations                                           0.11      0.32         0.49      0.44     0.57
                                                                       --------  --------     --------  --------  -------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                              (0.13)    (0.13)       (0.26)    (0.44)   (0.51)
Distributions from net realized gain on investment transactions           (0.05)     0.00         0.00      0.00     0.00
                                                                       --------  --------     --------  --------  -------
Total dividends and distributions                                         (0.18)    (0.13)       (0.26)    (0.44)   (0.51)
                                                                       --------  --------     --------  --------  -------
Net asset value, end of period                                         $  12.82  $  12.89     $  12.70  $  12.47  $ 12.47
                                                                       ========  ========     ========  ========  =======
TOTAL RETURN(a)                                                            0.87%     2.55%        3.96%     3.56%    4.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $130,219  $163,015     $172,741  $116,067  $81,196
Average net assets (000 omitted)                                       $149,555  $175,298     $163,493  $ 94,678  $83,785
Ratio of expenses to average net assets                                    0.64%     0.64%(d)     0.63%     0.73%    0.77%
Ratio of net investment income to average net assets                       0.67%     0.81%(d)     1.90%     3.43%    4.03%
Portfolio turnover rate                                                     170%      181%         312%      143%     101%
--------------------------------------------------------------------------------------------------------------------------

SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS
--------------------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30
                                                                         2011        2010       2009       2008       2007
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  11.92  $  11.65     $  11.45  $  12.24    $  12.31
                                                                       --------  --------     --------  --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.12      0.20         0.35      0.46        0.55
Net realized and unrealized gain (loss) on investment transactions        (0.01)     0.29         0.22     (0.77)      (0.05)
                                                                       --------  --------     --------  --------    --------
Total from investment operations                                           0.11      0.49         0.57     (0.31)       0.50
                                                                       --------  --------     --------  --------    --------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                              (0.14)    (0.22)       (0.37)    (0.48)      (0.57)
                                                                       --------  --------     --------  --------    --------
Net asset value, end of period                                         $  11.89  $  11.92     $  11.65  $  11.45    $  12.24
                                                                       ========  ========     ========  ========    ========
TOTAL RETURN(a)                                                            0.96%     4.29%*       5.08%    (2.61)%*     4.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $629,603  $534,551     $424,137  $369,337    $339,266
Average net assets (000 omitted)                                       $624,052  $481,956     $367,415  $342,890    $355,957
Ratio of expenses to average net assets                                    0.60%     0.62%(d)     0.63%     0.64%       0.65%
Ratio of net investment income to average net assets                       0.99%     1.69%(d)     3.08%     3.88%       4.52%
Portfolio turnover rate                                                      99%      107%         176%      116%        127%
-----------------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 139.

                                                                            133

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL   FIXED-INCOME               The financial highlights table is intended to help you
HIGHLIGHTS  TAXABLE PORTFOLIOS         understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            INTERMEDIATE DURATION      results for a single Portfolio share. The total returns in the
             PORTFOLIO                 table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            INTERMEDIATE DURATION      of all dividends and distributions). With respect to the
             INSTITUTIONAL PORTFOLIO   Intermediate Duration Portfolio, the information for each
                                       fiscal-year-end period has been audited by
                                       PricewaterhouseCoopers LLP, whose reports, along with the
                                       Portfolio's financial statements, are included in the
                                       Portfolio's 2011 annual report, which is available upon
                                       request. With respect to the Intermediate Duration
                                       Institutional Portfolio, the in-formation for the most recently completed two fiscal-year-end periods has been aud-ited by
                                       Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolio's 2011
                                       annual report, which is available upon request. The information for the prior years has been audited by the previous
                                       in-dependent registered public accounting firm for this
                                       Portfolio.

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30
                                                                2011          2010          2009          2008         2007
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    14.13  $    13.18     $    12.25   $    13.11     $    13.11
                                                             ----------  ----------     ----------   ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                            0.50        0.54           0.60         0.62           0.62
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                     0.18        0.97           1.07        (0.80)         (0.01)
                                                             ----------  ----------     ----------   ----------     ----------
Total from investment operations                                   0.68        1.51           1.67        (0.18)          0.61
                                                             ----------  ----------     ----------   ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from taxable net investment income                      (0.50)      (0.56)         (0.62)       (0.68)         (0.61)
Distributions from net realized gains on investment
 transactions                                                     (0.15)          0          (0.12)        0.00           0.00
                                                             ----------  ----------     ----------   ----------     ----------
Total dividends and distributions                                 (0.65)      (0.56)         (0.74)       (0.68)         (0.61)
                                                             ----------  ----------     ----------   ----------     ----------
Net asset value, end of period                               $    14.16  $    14.13     $    13.18   $    12.25     $    13.11
                                                             ==========  ==========     ==========   ==========     ==========
TOTAL RETURN(a)                                                    5.09%      11.68%*        14.41%*      (1.53)%*^       4.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $5,159,683  $5,375,563     $5,007,391   $4,886,527     $5,062,112
Average net assets (000 omitted)                             $5,261,269  $5,305,650     $4,463,855   $5,220,966     $4,592,670
Ratio of expenses to average net assets                            0.56%       0.56%(d)       0.57%        0.57%          0.58%
Ratio of net investment income to average net assets               3.55%       3.99%(d)       4.96%        4.75%          4.73%
Portfolio turnover rate                                             110%         90%            82%          95%           204%
-------------------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 139.

134

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30
                                                                2011          2010         2009          2008         2007
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    16.08  $    15.10     $    13.93  $    14.98     $    15.06
                                                             ----------  ----------     ----------  ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                            0.57        0.65           0.70        0.73           0.73
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                     0.25        1.08           1.26       (1.00)         (0.04)
Contributions from Manager                                         0.00        0.00           0.00        0.00(c)        0.00
                                                             ----------  ----------     ----------  ----------     ----------
Total from investment operations                                   0.82        1.73           1.96       (0.27)          0.69
                                                             ----------  ----------     ----------  ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                              (0.58)      (0.66)         (0.71)      (0.78)         (0.77)
Distributions from net realized gain on investment
 transactions                                                     (0.15)      (0.09)         (0.08)       0.00           0.00
                                                             ----------  ----------     ----------  ----------     ----------
Total dividends and distributions                                 (0.73)      (0.75)         (0.79)      (0.78)         (0.77)
                                                             ----------  ----------     ----------  ----------     ----------
Net asset value, end of period                               $    16.17  $    16.08     $    15.10  $    13.93     $    14.98
                                                             ==========  ==========     ==========  ==========     ==========
TOTAL RETURN(a)                                                    5.30%      11.76%         14.80%      (1.96)%*^       4.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $1,207,593  $1,123,905     $1,026,838  $1,027,646     $1,068,490
Average net assets (000 omitted)                             $1,143,740  $1,105,250     $  967,750  $1,085,900     $  904,442
Ratio of expenses, net of waivers/reimbursements, to
 average net assets                                                0.45%       0.45%(d)       0.45%       0.45%          0.45%
Ratio of expenses, before waivers/reimbursements to average
 net assets                                                        0.54%       0.54%(d)       0.54%       0.54%          0.56%
Ratio of net investment income to average net assets               3.61%       4.19%(d)       5.05%       4.93%          4.86%
Portfolio turnover rate                                             121%        105%            75%         99%           219%
------------------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 139.

                                                                            135

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL   OVERLAY PORTFOLIOS    The financial highlights table is intended to help you
HIGHLIGHTS                        understand the financial perform-ance of the Portfolio for the
            OVERLAY A PORTFOLIO   periods indicated. Certain information reflects financial
                                  results for a single Portfolio share. The total returns in the
            TAX-AWARE OVERLAY     table represent the rate that an investor would have earned (or
             A PORTFOLIO          lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each
            OVERLAY B PORTFOLIO   fiscal- period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio's financial statements,
            TAX-AWARE OVERLAY     are included in the Portfolio's 2011 annual report, which is
             B PORTFOLIO          available upon request.

            TAX-AWARE OVERLAY
             C PORTFOLIO

            TAX-AWARE OVERLAY
             N PORTFOLIO

OVERLAY A PORTFOLIO
--------------------------------------------------------------------------------
                                                                         CLASS 1                          CLASS 2
                                                              YEAR ENDED                      YEAR ENDED
                                                             SEPTEMBER 30,  2/08/10(e) TO    SEPTEMBER 30,   2/08/10(e) TO
                                                                 2011          9/30/10           2011           9/30/10
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    10.87     $  10.00          $  10.88      $  10.00
                                                              ----------     --------          --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income (loss), net+                                      0.03         0.02(f)           0.06          0.03(f)
Net realized and unrealized gain on investment and foreign
 currency transactions                                              0.25         0.85              0.24          0.85
                                                              ----------     --------          --------      --------
Total from investment operations                              $     0.28     $   0.87          $   0.30      $   0.88
                                                              ----------     --------          --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from taxable net invest income                      $    (0.05)    $   0.00          $  (0.06)     $   0.00
Distributions from net realized gain on investment
 transactions                                                 $    (0.16)    $   0.00          $  (0.16)     $   0.00
                                                              ----------     --------          --------      --------
Total dividends and distributions                             $    (0.21)    $   0.00          $  (0.22)     $   0.00
                                                              ----------     --------          --------      --------
Net asset value, end of period                                $    10.94     $  10.87          $  10.96      $  10.88
                                                              ==========     ========          ========      ========
TOTAL RETURN(a)                                                     2.51%        8.70%             2.72%         8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                       $1,178,056     $763,900          $215,163      $103,467
Average net assets (000 omitted)                              $1,029,460     $384,476          $168,369      $ 51,153
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements**                          1.17%        1.20%(d)          0.97%         1.00%**(d)
 Expenses, before waivers/reimbursements**                          1.17%        1.27%(d)          0.97%         1.10%**(d)
 Net investment income (loss)**                                     0.29%        0.26%(d)(f)       0.51%         0.42%**(d)(f)
Portfolio turnover rate                                               70%          29%               70%           29%
------------------------------------------------------------------------------------------------------------------------------

136

TAX-AWARE OVERLAY A PORTFOLIO
--------------------------------------------------------------------------------
                                                                 CLASS 1                            CLASS 2
                                                    YEAR ENDED                           YEAR ENDED
                                                   SEPTEMBER 30,     2/08/10(e) TO      SEPTEMBER 30,  2/08/10(e) TO
                                                       2011             9/30/10             2011          9/30/10
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    10.74     $    10.00             $  10.76      $  10.00
                                                    ----------     ----------             --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income (loss), net+                      $     0.03     $    (0.00)(c)(f)      $   0.05      $   0.01(f)
Net realized and unrealized gain on investment
 and foreign currency transactions                  $     0.12     $     0.74             $   0.12      $   0.75
Contributions from Manager                          $     0.00(c)  $     0.00             $   0.00(c)   $   0.00
                                                    ----------     ----------             --------      --------
Total from investment operations                    $     0.15     $     0.74             $   0.17      $   0.76
                                                    ----------     ----------             --------      --------
LESS DISTRIBUTIONS
Dividends from taxable net investment income        $     0.00     $     0.00             $  (0.01)     $   0.00
Distributions from net realized gain on
 investment transactions                            $    (0.14)    $     0.00             $  (0.14)     $   0.00
                                                    ----------     ----------             --------      --------
Total dividends and distributions                   $    (0.14)    $     0.00             $  (0.15)     $   0.00
                                                    ----------     ----------             --------      --------
Net asset value, end of period                      $    10.75     $    10.74             $  10.78      $  10.76
                                                    ==========     ==========             ========      ========
TOTAL RETURN(a)                                           1.33%          7.40%                1.51%         7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)             $2,039,576     $1,358,482             $607,676      $347,555
Average net assets (000 omitted)                    $1,888,892     $  671,456             $531,588      $160,224
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                  1.14%          1.20%**(d)           0.95%         1.00%(d)
 Expenses, before waivers/reimbursements                  1.14%          1.23%**(d)           0.95%         1.04%(d)
 Net investment income (loss)                             0.24%         (0.01)%**(d)(f)       0.45%         0.19%(d)(f)
Portfolio turnover rate                                     71%            37%                  71%           37%
-----------------------------------------------------------------------------------------------------------------------

OVERLAY B PORTFOLIO
--------------------------------------------------------------------------------
                                                                CLASS 1                           CLASS 2
                                                    YEAR ENDED                        YEAR ENDED
                                                   SEPTEMBER 30,   2/08/10(e) TO     SEPTEMBER 30,  2/08/10(e) TO
                                                       2011           9/30/10            2011          9/30/10
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  10.83      $  10.00            $  10.83       $ 10.00
                                                     --------      --------            --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                  0.11          0.06(f)             0.13          0.07(f)
Net realized and unrealized gain on investment
 and foreign currency transactions                       0.17          0.77                0.17          0.76
Contributions from Manager                               0.00          0.00(c)             0.00          0.00(c)
                                                     --------      --------            --------       -------
Total from investment operations                     $   0.28      $   0.83            $   0.30       $  0.83
                                                     --------      --------            --------       -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from taxable net investment income         $  (0.08)     $   0.00            $  (0.09)      $  0.00
Distributions from net realized gain on
 investment transactions                             $  (0.28)     $   0.00            $  (0.28)      $  0.00
                                                     --------      --------            --------       -------
Total dividends and distributions                    $  (0.36)     $   0.00            $  (0.37)      $  0.00
                                                     --------      --------            --------       -------
Net asset value, end of period                       $  10.75      $  10.83            $  10.76       $ 10.83
                                                     ========      ========            ========       =======
TOTAL RETURN(a)                                          2.66%         8.30%               2.85%         8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)              $780,228      $557,549            $145,789       $84,559
Average net assets (000 omitted)                     $711,857      $278,747            $127,585       $43,708
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                 0.87%         0.90%**(d)          0.73%         0.75%**(d)
 Expenses, before waivers/reimbursements                 0.87%         0.98%**(d)          0.73%         0.86%**(d)
 Net investment income                                   1.02%         0.92%**(d)(f)       1.18%         1.06%**(d)(f)
Portfolio turnover rate                                    98%           38%                 98%           38%
----------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 139.

                                                                            137

TAX-AWARE OVERLAY B PORTFOLIO
--------------------------------------------------------------------------------
                                                                          CLASS 1                           CLASS 2
                                                              YEAR ENDED                        YEAR ENDED
                                                             SEPTEMBER 30,   2/08/10(e) TO     SEPTEMBER 30,   2/08/10(e) TO
                                                                 2011           9/30/10            2011           9/30/10
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    10.62     $  10.00            $  10.63      $  10.00
                                                              ----------     --------            --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                             0.08         0.02(f)             0.09          0.03(f)
Net realized and unrealized gain on investment and foreign
 currency transactions                                              0.20         0.60                0.20          0.60
                                                              ----------     --------            --------      --------
Total from investment operations                              $     0.28     $   0.62            $   0.29      $   0.63
                                                              ----------     --------            --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from taxable net investment income                  $    (0.03)    $   0.00            $  (0.03)     $   0.00
Distributions from net realized gain on investment
 transactions                                                 $    (0.32)    $   0.00            $  (0.32)     $   0.00
                                                              ----------     --------            --------      --------
Total dividends and distributions                             $    (0.35)    $   0.00            $  (0.35)     $   0.00
                                                              ----------     --------            --------      --------
Net asset value, end of period                                $    10.55     $  10.62            $  10.57      $  10.63
                                                              ==========     ========            ========      ========
TOTAL RETURN(a)                                                     2.61%        6.20%               2.80%         6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                       $1,033,989     $660,484            $526,880      $297,618
Average net assets (000 omitted)                              $  878,207     $333,447            $443,050      $136,271
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                            0.86%        0.90%**(d)          0.71%         0.75%**(d)
 Expenses, before waivers/reimbursements                            0.86%        0.97%**(d)          0.71%         0.84%**(d)
 Net investment income                                              0.71%        0.40%**(d)(f)       0.86%         0.55%**(d)(f)
Portfolio turnover rate                                               15%          26%                 15%           26%
--------------------------------------------------------------------------------------------------------------------------------

TAX-AWARE OVERLAY C PORTFOLIO
--------------------------------------------------------------------------------
                                                                          CLASS 1                           CLASS 2
                                                              YEAR ENDED                        YEAR ENDED
                                                             SEPTEMBER 30,   2/08/10(e) TO     SEPTEMBER 30,  2/08/10(e) TO
                                                                 2011           9/30/10            2011          9/30/10
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.66      $  10.00            $  10.67       $ 10.00
                                                               --------      --------            --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Investment income (loss), net+                                     0.07          0.02(f)             0.08          0.03(f)
Net realized and unrealized gain on investment and foreign
 currency transactions                                             0.15          0.64                0.15          0.64
                                                               --------      --------            --------       -------
Total from investment operations                               $   0.22      $   0.66            $   0.23       $  0.67
                                                               --------      --------            --------       -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from taxable net investment income                   $  (0.02)     $   0.00            $  (0.03)      $  0.00
Distributions from net realized gain on investment
 transactions                                                  $  (0.36)     $   0.00            $  (0.36)      $  0.00
                                                               --------      --------            --------       -------
Total dividends and distributions                              $  (0.38)     $   0.00            $  (0.39)      $  0.00
                                                               --------      --------            --------       -------
Net asset value, end of period                                 $  10.50      $  10.66            $  10.51       $ 10.67
                                                               ========      ========            ========       =======
TOTAL RETURN(a)                                                    2.13%         6.60%               2.21%         6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        $243,235      $171,603            $151,838       $68,459
Average net assets (000 omitted)                               $219,646      $ 87,845            $100,484       $35,401
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                           0.89%         0.90%**(d)          0.74%         0.75%**(d)
 Expenses, before waivers/reimbursements                           0.89%         1.06%**(d)          0.74%         0.96%**(d)
 Net investment income (loss)                                      0.62%         0.32%**(d)(f)       0.79%         0.47%**(d)(f)
Portfolio turnover rate                                              13%           33%                 13%           33%
--------------------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 139.

138

TAX-AWARE OVERLAY N PORTFOLIO
--------------------------------------------------------------------------------
                                                                          CLASS 1                           CLASS 2
                                                              YEAR ENDED                        YEAR ENDED
                                                             SEPTEMBER 30,   2/08/10(e) TO     SEPTEMBER 30,  2/08/10(e) TO
                                                                 2011           9/30/10            2011          9/30/10
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.63      $  10.00             $ 10.64       $ 10.00
                                                               --------      --------             -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Investment income (loss), net+(f)                                  0.06          0.01                0.08          0.02
Net realized and unrealized gain on investment and foreign
 currency transactions                                             0.17          0.62                0.17          0.62
                                                               --------      --------             -------       -------
Total from investment operations                               $   0.23      $   0.63             $  0.25       $  0.64
                                                               --------      --------             -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from taxable net investment income                   $  (0.02)     $   0.00             $ (0.03)      $  0.00
Distributions from net realized gain on investment
 transactions                                                  $  (0.37)     $   0.00             $ (0.37)      $  0.00
                                                               --------      --------             -------       -------
Total dividends and distributions                              $  (0.39)     $   0.00             $ (0.40)      $  0.00
                                                               --------      --------             -------       -------
Net asset value, end of period                                 $  10.47      $  10.63             $ 10.49       $ 10.64
                                                               ========      ========             =======       =======
TOTAL RETURN(a)                                                    2.20%         6.30%               2.38%         6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        $290,436      $187,654             $47,730       $32,066
Average net assets (000 omitted)                               $250,755      $ 93,386             $41,437       $16,930
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                           0.90%         0.90%**(d)          0.75%         0.75%**(d)
 Expenses, before waivers/reimbursements                           0.91%         1.08%**(d)          0.76%         1.05%**(d)
 Net investment income (loss)                                      0.59%         0.18%**(d)(f)       0.73%         0.33%**(d)(f)
Portfolio turnover rate                                              14%           39%                 14%           39%
--------------------------------------------------------------------------------------------------------------------------------

Financial Highlights (notes)

* Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance of the Intermediate Duration Portfolio for the years ended September 30, 2009 and September 30, 2008 by 0.01% and 0.02%, respectively, of the Short
  Duration Plus Portfolio for the year ended September 30, 2010 and
  September 30, 2008 by 0.01% and 0.05%, respectively and of the Intermediate
  Duration Institutional Portfolio for the year ended September 30, 2008 by
  0.05%.

**Annualized.

^ The total return includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Intermediate Duration Portfolio and the Intermediate
  Duration Institutional Portfolio for the year ended September 30, 2008 by
  (0.16)% and (0.15)%, respectively.

+ Based on average shares outstanding.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(b)This reflects the return to a shareholder who purchased shares of the
   Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee.
   Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ending September 30,
   2011, September 30, 2010, September 30, 2009, September 30, 2008 and
   September 30, 2007, without taking into account these transaction fees would have been (21.38)%, 18.55%, 15.85%, (34.93)% and 53.46%, respectively.

(c)Amount is less than $.005.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Commencement of operations.

(f)Net of fees waived/reimbursed by the Manager.

                                                                            139

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the
Portfolios, including their operations and investment policies. The Portfolios'
SAI and the independent registered public accounting firms' reports and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this
Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAI, or make inquiries concerning the Portfolios, by contacting your Bernstein advisor, or by contacting the Manager:

BY MAIL:          AllianceBernstein L.P.
                  1345 Avenue of the Americas
                  New York, NY 10105

BY PHONE:         (212) 486-5800

ON THE INTERNET:  www.bernstein.com

Or you may view or obtain these documents from the Commission:

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Portfolios are available on the
   EDGAR Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
   Public Reference Section, Washington DC 20549-1520.

                FUND                                SEC FILE NO.
                ------------------------------------------------
                Sanford C. Bernstein Fund, Inc.      811-05555
                Sanford C. Bernstein Fund II, Inc.   811-21034

PRIVACY NOTICE

(THIS INFORMATION IS NOT PART OF THE PROSPECTUS)

At Bernstein, protecting the privacy and confidentiality of our clients'
personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client's name, address, social security number, assets, and income) and (2) information about our clients'
transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include (1) restricting access and
(2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.
                                                                  PRO-0119-0112

                                    [GRAPHIC]

MUNICIPAL INCOME PORTFOLIOS -- (CLASS A, B, C AND ADVISOR SHARES)

PROSPECTUS  |  JANUARY 31, 2012

AllianceBernstein Municipal Income Portfolios

AllianceBernstein Municipal Portfolios                           AllianceBernstein Intermediate Municipal Portfolios
(Shares Offered--Exchange Ticker Symbol)

    National Portfolio                                               Intermediate Diversified Municipal Portfolio
    (Class A-ALTHX; Class B-ALTBX; Class C-ALNCX;                    (Class A-AIDAX; Class B-AIDBX; Class C-AIMCX)
     Advisor Class-ALTVX)
                                                                     Intermediate California Municipal Portfolio
    High Income Municipal Portfolio                                  (Class A-AICAX; Class B-ACLBX; Class C-ACMCX)
    (Class A-ABTHX; Class C-ABTFX; Advisor Class-ABTYX)
                                                                     Intermediate New York Municipal Portfolio
    California Portfolio                                             (Class A-ANIAX; Class B-ANYBX; Class C-ANMCX)
    (Class A-ALCAX; Class B-ALCBX; Class C-ACACX;
     Advisor Class-ALCVX)

    Arizona Portfolio
    (Class A-AAZAX; Class B-AAZBX; Class C-AAZCX)

    Massachusetts Portfolio
    (Class A-AMAAX; Class B-AMABX; Class C-AMACX)

    Michigan Portfolio
    (Class A-AMIAX; Class B-AMIBX; Class C-AMICX)

    Minnesota Portfolio
    (Class A-AMNAX; Class B-AMNBX; Class C-AMNCX)

    New Jersey Portfolio
    (Class A-ANJAX; Class B-ANJBX; Class C-ANJCX)

    New York Portfolio
    (Class A-ALNYX; Class B-ALNBX; Class C-ANYCX;
     Advisor Class-ALNVX)

    Ohio Portfolio
    (Class A-AOHAX; Class B-AOHBX; Class C-AOHCX)

    Pennsylvania Portfolio
    (Class A-APAAX; Class B-APABX; Class C-APACX)

    Virginia Portfolio
    (Class A-AVAAX; Class B-AVABX; Class C-AVACX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS.  65

SUMMARY INFORMATION
--------------------------------------------------------------------------------

MUNICIPAL PORTFOLIOS
--------------------------------------------------------------------------------

NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available without assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus and in "Purchase of Shares", page 139 of the Portfolio's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES       SHARES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       3.00%            None            None       None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None           3.00%(a)        1.00%(b)     None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS A CLASS B CLASS C ADVISOR CLASS
----------------------------------------------------------------------------------------
Management Fees                                       .45%    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees              .30%   1.00%   1.00%       None
Other Expenses:
 Transfer Agent                                      0.05%   0.07%   0.05%      0.05%
 Interest Expense                                    0.01%   0.01%   0.01%      0.01%
 Other Expenses                                      0.07%   0.07%   0.07%      0.07%
                                                   ------- ------- -------    -------
Total Other Expenses                                 0.13%   0.15%   0.13%      0.13%
                                                   ------- ------- -------    -------
Total Annual Portfolio Operating Expenses
Including Interest Expense Before Waiver             0.88%   1.60%   1.58%      0.58%
                                                   ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)         (0.12)% (0.14)% (0.12)%    (0.12)%
                                                   ------- ------- -------    -------
Total Annual Portfolio Operating Expenses
Including Interest Expense After Fee Waiver
and/or Expense Reimbursement(d)                      0.76%   1.46%   1.46%      0.46%
                                                   ======= ======= =======    =======
----------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)If interest expense were excluded, net expenses would be as follows:

                     CLASS A CLASS B CLASS C ADVISOR CLASS
                     -------------------------------------
                      0.75%   1.45%   1.45%      0.45%

4

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------
After 1 Year                             $  375  $  448  $  248      $ 47
After 3 Years                            $  560  $  591  $  487      $174
After 5 Years                            $  761  $  857  $  848      $312
After 10 Years                           $1,340  $1,516  $1,866      $713
------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------
After 1 Year                             $  375  $  148  $  148      $ 47
After 3 Years                            $  560  $  491  $  487      $174
After 5 Years                            $  761  $  857  $  848      $312
After 10 Years                           $1,340  $1,516  $1,866      $713
------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. The Portfolio may invest more than 25% of its assets in a single state.

The Portfolio may also invest in:

..  forward commitments;

..  tender option bonds ("TOBs");

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state's municipal securities, the
   Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court

                                                                             5

  decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   ------
4.03%   7.41%   4.85%   4.60%   5.51%   1.90%   -9.41%   16.86%   3.54%   10.71%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.66%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-4.69%, 4TH QUARTER, 2008.

6

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                                7.34%  3.70%   4.49%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                                7.34%  3.69%   4.46%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares   6.33%  3.75%   4.47%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                                6.85%  3.61%   4.37%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                                8.95%  3.62%   4.08%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                               11.04%  4.65%   5.12%
----------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                10.70%  5.22%   5.38%
----------------------------------------------------------------------------------------------------------

*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 2002         Senior Vice President of the Adviser

Fred S. Cohen      Since 2002         Senior Vice President of the Adviser

R.B. Davidson III  Since 2002         Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 1995         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             7

HIGH INCOME MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus and in "Purchase of Shares", page 139 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS C   ADVISOR CLASS
                                                                                SHARES  SHARES       SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%     None       None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    1.00%(a)     None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None      None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS A CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------
Management Fees                                       .50%    .50%       .50%
Distribution and/or Service (12b-1) Fees              .30%   1.00%       None
Other Expenses:
 Transfer Agent                                      0.04%   0.04%      0.04%
 Interest Expense                                    0.12%   0.12%      0.12%
 Other Expenses                                      0.10%   0.10%      0.10%
                                                   ------- -------    -------
Total Other Expenses                                 0.26%   0.26%      0.26%
                                                   ------- -------    -------
Total Annual Portfolio Operating Expenses
Including Interest Expense Before Waiver             1.06%   1.76%      0.76%
                                                   ======= =======    =======
Fee Waiver and/or Expense Reimbursement(b)         (0.14)% (0.14)%    (0.14)%
                                                   ------- -------    -------
Total Annual Portfolio Operating Expenses
Including Interest Expense After Fee Waiver
and/or Expense Reimbursement(c)                      0.92%   1.62%      0.62%
                                                   ======= =======    =======
--------------------------------------------------------------------------------

(a)For Class C shares, the CDSC is 0% after the first year.

(b)The Adviser has agreed to waive its management fees and/or to bear expenses of the Portfolio to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until January 26, 2013. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the net fee percentages reflected in the table. The fee waiver and/or expense reimbursement agreement will remain in effect until
   January 31, 2013 and may be terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(c)If interest expense were excluded, net expenses would be as follows:

                         CLASS A CLASS C ADVISOR CLASS
                         -----------------------------
                          0.80%   1.50%      0.50%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The
Examples also assume that your investment has a 5% return each year, that the
Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   CLASS A CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------
After 1 Year                                       $  391  $  265*     $ 63
After 3 Years                                      $  614  $  541      $229
After 5 Years                                      $  854  $  941      $409
After 10 Years                                     $1,543  $2,062      $929
--------------------------------------------------------------------------------

*Assuming redemption at the end of the period, a 1% CDSC would increase expenses by approximately $100.

8

PORTFOLIO TURNOVER
The Portfolio will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal period, the Portfolio's turnover rate was 43% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may invest without limit in lower-rated securities ("junk bonds"), which may include securities having the lowest rating, and in unrated securities that, in the Adviser's judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Portfolio may also invest in:

..  forward commitments;

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities;

..  certain types of mortgage-related securities; and

..  derivatives, such as options, futures, forwards and swaps.

The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of tender option bond transactions ("TOBs") and derivative instruments, such as interest rate swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state's municipal securities, the
   Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

                                                                             9

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

..  LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, such as TOBs, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual return in the bar chart is for the Portfolio's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

    02      03      04      05      06      07      08      09      10      11
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ------
   n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    12.92%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.49%, 3RD QUARTER, 2010; AND WORST QUARTER WAS DOWN
-7.30%, 4TH QUARTER, 2010.

10

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                          SINCE
                                                                                 1 YEAR INCEPTION*
--------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                                9.54%   6.29%
               -----------------------------------------------------------------------------------
               Return After Taxes on Distributions                                9.54%   6.10%
               -----------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Portfolio Shares   8.19%   5.98%
--------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                               11.14%   7.19%
--------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                               13.26%   8.25%
--------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                              10.70%   6.41%
--------------------------------------------------------------------------------------------------

*  Inception date for all Classes: 1/26/2010.

** After-tax Returns:

   -Are shown for Class A shares only and will vary for Class C shares because
    Class C shares have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 2010         Senior Vice President of the Adviser

R.B. Davidson III  Since 2010         Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 2010         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             11

CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax and California personal income tax, that is available without assuming what the Adviser considers to be undue risk to income or principal.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus, and in "Purchase of Shares", page 139 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES       SHARES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       3.00%            None            None       None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None           3.00%(a)        1.00%(b)     None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                            CLASS A CLASS B CLASS C ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                .45%    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                                       .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                              0.04%   0.05%   0.04%      0.03%
  Interest Expense                                                                            0.01%   0.01%   0.01%      0.01%
  Other Expenses                                                                              0.06%   0.07%   0.06%      0.06%
                                                                                            ------- ------- -------    -------
Total Other Expenses                                                                          0.11%   0.13%   0.11%      0.10%
                                                                                            ------- ------- -------    -------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver            0.86%   1.58%   1.56%      0.55%
                                                                                            ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                                  (0.10)% (0.12)% (0.10)%    (0.09)%
                                                                                            ------- ------- -------    -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(d)    0.76%   1.46%   1.46%      0.46%
                                                                                            ======= ======= =======    =======
---------------------------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)If interest expense were excluded, net expenses would be as follows:

                     CLASS A CLASS B CLASS C ADVISOR CLASS
                     -------------------------------------
                      0.75%   1.45%   1.45%      0.45%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------
After 1 Year                             $  375  $  449  $  249      $ 47
After 3 Years                            $  556  $  587  $  483      $167
After 5 Years                            $  753  $  849  $  840      $298
After 10 Years                           $1,320  $1,497  $1,848      $681
------------------------------------------------------------------------------

12

You would pay the following expenses if you did not redeem your shares at the end of period:

                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------
After 1 Year                             $  375  $  149  $  149      $ 47
After 3 Years                            $  556  $  487  $  483      $167
After 5 Years                            $  753  $  849  $  840      $298
After 10 Years                           $1,320  $1,497  $1,848      $681
------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least
80% of its net assets in municipal securities of California or municipal securities with interest that is otherwise exempt from California state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  tender option bonds ("TOBs");

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in
   California municipal securities may be vulnerable to events adversely affecting its economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

                                                                             13

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   ------
7.21%   4.44%   5.46%   5.01%   5.13%   2.17%   -7.31%   14.03%   3.67%   10.74%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 8.64%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-4.33%, 4TH QUARTER, 2010.

14

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                                7.45%  3.76%   4.60%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                                7.45%  3.74%   4.57%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares   6.31%  3.79%   4.55%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                                6.98%  3.69%   4.49%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                                9.08%  3.69%   4.19%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                               11.07%  4.70%   5.23%
----------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                10.70%  5.22%   5.38%
----------------------------------------------------------------------------------------------------------

*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 2002         Senior Vice President of the Adviser

Fred S. Cohen      Since 2002         Senior Vice President of the Adviser

R.B. Davidson III  Since 2002         Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 1995         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             15

ARIZONA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Arizona personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus, and in "Purchase of Shares", page 139 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                    .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           0.04%   0.06%   0.04%
  Other Expenses                                                                           0.16%   0.16%   0.17%
                                                                                         ------- ------- -------
Total Other Expenses                                                                       0.20%   0.22%   0.21%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses Before Waiver                                    0.95%   1.67%   1.66%
                                                                                         ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                                               (0.17)% (0.19)% (0.18)%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.78%   1.48%   1.48%
                                                                                         ======= ======= =======
----------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  377  $  450  $  250
After 3 Years                                           $  577  $  607  $  505
After 5 Years                                           $  793  $  888  $  884
After 10 Years                                          $1,415  $1,589  $1,947
-------------------------------------------------------------------------------

16

You would pay the following expenses if you did not redeem your shares at the end of period:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  377  $  150  $  150
After 3 Years                                           $  577  $  507  $  505
After 5 Years                                           $  793  $  888  $  884
After 10 Years                                          $1,415  $1,589  $1,947
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 2% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least
80% of its net assets in municipal securities of Arizona or municipal securities with interest that is otherwise exempt from Arizona state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in
   Arizona municipal securities are vulnerable to events adversely affecting its economy. The leading sectors of Arizona's economy are the real estate and rental industries and tourism. Construction is also an important sector due to the rapid growth of Arizona's population in recent years. These sectors are particularly vulnerable to times of impaired consumer and business spending. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

                                                                             17

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   -----
6.79%   5.28%   6.35%   4.25%   4.51%   2.51%   -5.20%   14.12%   2.17%   9.21%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.95%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-3.70%, 4TH QUARTER, 2010.

18

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                5.90%  3.73%   4.57%
          -------------------------------------------------------------------------------- --------
          Return After Taxes on Distributions                                5.90%  3.70%   4.55%
          -------------------------------------------------------------------------------- --------
          Return After Taxes on Distributions and Sale of Portfolio Shares   5.32%  3.76%   4.53%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                5.48%  3.64%   4.46%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                7.37%  3.64%   4.17%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         10.70%  5.22%   5.38%
---------------------------------------------------------------------------------------------------

*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 2002         Senior Vice President of the Adviser

Fred S. Cohen      Since 2002         Senior Vice President of the Adviser

R.B. Davidson III  Since 2002         Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 1995         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             19

MASSACHUSETTS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of
Massachusetts personal income tax that is available without assuming what the
Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus, and in "Purchase of Shares", page 139 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            0.45%   0.45%   0.45%
Distribution and/or Service (12b-1) Fees                                                   0.30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           0.03%   0.05%   0.04%
  Other Expenses                                                                           0.11%   0.11%   0.11%
                                                                                         ------- ------- -------
Total Other Expenses                                                                       0.14%   0.16%   0.15%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses Before Waiver                                    0.89%   1.61%   1.60%
                                                                                         ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                                               (0.07)% (0.09)% (0.08)%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.82%   1.52%   1.52%
                                                                                         ======= ======= =======
----------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  381  $  455  $  255
After 3 Years                                           $  568  $  599  $  497
After 5 Years                                           $  771  $  867  $  863
After 10 Years                                          $1,356  $1,532  $1,892
-------------------------------------------------------------------------------

20

You would pay the following expenses if you did not redeem your shares at the end of period:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  381  $  155  $  155
After 3 Years                                           $  568  $  499  $  497
After 5 Years                                           $  771  $  867  $  863
After 10 Years                                          $1,356  $1,532  $1,892
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least
80% of its net assets in municipal securities of Massachusetts or municipal securities with interest that is otherwise exempt from Massachusetts state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in
   Massachusetts municipal securities are vulnerable to events adversely affecting its economy, which is relatively diverse based on education, healthcare, financial services, and high technology. Massachusetts has a high degree of job stability and an educated work force due to its large concentration of colleges and universities but the high cost of doing business in Massachusetts may serve as an impediment to job creation. The
   Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

                                                                             21

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   ------
6.18%   4.74%   5.53%   4.18%   4.28%   3.15%   -1.64%   10.96%   1.84%   10.94%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.76%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-4.70%, 4TH QUARTER, 2010.

22

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                7.62%  4.29%   4.64%
          -------------------------------------------------------------------------------- --------
          Return After Taxes on Distributions                                7.62%  4.25%   4.60%
          -------------------------------------------------------------------------------- --------
          Return After Taxes on Distributions and Sale of Portfolio Shares   6.27%  4.18%   4.54%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                7.12%  4.20%   4.52%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                9.19%  4.21%   4.23%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         10.70%  5.22%   5.38%
---------------------------------------------------------------------------------------------------

*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 2002         Senior Vice President of the Adviser

Fred S. Cohen      Since 2002         Senior Vice President of the Adviser

R.B. Davidson III  Since 2002         Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 1995         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             23

MICHIGAN PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Michigan personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus, and in "Purchase of Shares", page 139 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)                         3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                    .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           0.06%   0.08%   0.06%
  Other Expenses                                                                           0.28%   0.27%   0.28%
                                                                                         ------- ------- -------
Total Other Expenses                                                                       0.34%   0.35%   0.34%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses Before Waiver                                    1.09%   1.80%   1.79%
                                                                                         ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                                               (0.08)% (0.09)% (0.08)%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.01%   1.71%   1.71%
                                                                                         ======= ======= =======

----------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  400  $  474  $  274
After 3 Years                                           $  628  $  657  $  555
After 5 Years                                           $  875  $  966  $  962
After 10 Years                                          $1,581  $1,749  $2,097
-------------------------------------------------------------------------------

24

You would pay the following expenses if you did not redeem your shares at the end of period:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  400  $  174  $  174
After 3 Years                                           $  628  $  557  $  555
After 5 Years                                           $  875  $  966  $  962
After 10 Years                                          $1,581  $1,749  $2,097
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 3% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least
80% of its net assets in municipal securities of Michigan or municipal securities with interest that is otherwise exempt from Michigan state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in
   Michigan municipal securities may be vulnerable to events adversely affecting its economy. Michigan's economy has recently become more diverse but is still heavily dependent on manufacturing, particularly the automobile and automobile parts industry. The automobile industry recently suffered severe reductions in purchases of automobiles, which led to bankruptcy filings for two of the largest automobile manufacturers and required U.S.
   Government support. The automobile industry has since recovered and these companies have successfully emerged from bankruptcy. However, other economic conditions continue to adversely affect the state's economy and employment rates. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

                                                                             25

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   -----
8.24%   4.63%   5.39%   4.31%   4.57%   2.72%   -4.20%   12.53%   2.31%   7.16%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.90%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-2.88%, 3RD QUARTER, 2008.

26

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                3.99%  3.32%   4.37%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                3.99%  3.27%   4.31%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   4.03%  3.35%   4.31%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                3.45%  3.25%   4.25%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                5.44%  3.24%   3.97%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         10.70%  5.22%   5.38%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 2002         Senior Vice President of the Adviser

Fred S. Cohen      Since 2002         Senior Vice President of the Adviser

R.B. Davidson III  Since 2002         Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 1995         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             27

MINNESOTA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Minnesota personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus, and in "Purchase of Shares", page 139 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                    .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           0.04%   0.22%   0.05%
  Other Expenses                                                                           0.23%   0.23%   0.23%
                                                                                         ------- ------- -------
Total Other Expenses                                                                       0.27%   0.45%   0.28%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses Before Waiver                                    1.02%   1.90%   1.73%
                                                                                         ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                                               (0.12)% (0.30)% (0.13)%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement     .90%   1.60%   1.60%
                                                                                         ======= ======= =======
----------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  389  $  462  $  263
After 3 Years                                           $  603  $  666  $  532
After 5 Years                                           $  834  $  996  $  925
After 10 Years                                          $1,499  $1,751  $2,028
-------------------------------------------------------------------------------

28

You would pay the following expenses if you did not redeem your shares at the end of period:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  389  $  162  $  163
After 3 Years                                           $  603  $  566  $  532
After 5 Years                                           $  834  $  996  $  925
After 10 Years                                          $1,499  $1,751  $2,028
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least
80% of its net assets in municipal securities of Minnesota or municipal securities with interest that is otherwise exempt from Minnesota state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in
   Minnesota municipal securities may be vulnerable to events adversely affecting its economy. Minnesota's economy is diverse, but there are employment concentrations in the manufacturing of fabricated metals, machinery, computers and electronics, that are vulnerable during general economic downturns. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

                                                                             29

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   ------
6.98%   5.60%   4.22%   4.10%   4.36%   2.87%   -3.55%   11.66%   1.25%   10.39%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.19%, 1ST QUARTER, 2009; AND WORST QUARTER WAS DOWN
-4.03%, 4TH QUARTER, 2010.

30

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                7.13%  3.73%   4.38%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                7.13%  3.70%   4.36%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   5.95%  3.68%   4.31%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                6.63%  3.65%   4.26%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                8.62%  3.64%   3.97%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         10.70%  5.22%   5.38%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 2002         Senior Vice President of the Adviser

Fred S. Cohen      Since 2002         Senior Vice President of the Adviser

R.B. Davidson III  Since 2002         Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 1995         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             31

NEW JERSEY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of New Jersey personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus, and in "Purchase of Shares", page 139 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                   SHARES    TO NEW INVESTORS)    SHARES
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       3.00%            None            None
-------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None           3.00%(a)        1.00%(b)
-------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                    .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           0.04%   0.06%   0.05%
  Other Expenses                                                                           0.18%   0.17%   0.17%
                                                                                         ------- ------- -------
Total Other Expenses                                                                       0.22%   0.23%   0.22%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses Before Waiver                                    0.97%   1.68%   1.67%
                                                                                         ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                                               (0.10)% (0.11)% (0.10)%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.87%   1.57%   1.57%
                                                                                         ======= ======= =======
----------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  386  $  460  $  260
After 3 Years                                           $  590  $  618  $  516
After 5 Years                                           $  810  $  901  $  897
After 10 Years                                          $1,444  $1,614  $1,966
-------------------------------------------------------------------------------

32

You would pay the following expenses if you did not redeem your shares at the end of period:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  386  $  160  $  160
After 3 Years                                           $  590  $  518  $  516
After 5 Years                                           $  810  $  901  $  897
After 10 Years                                          $1,444  $1,614  $1,966
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least
80% of its net assets in municipal securities of New Jersey or municipal securities with interest that is otherwise exempt from New Jersey state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New
   Jersey municipal securities may be vulnerable to events adversely affecting its economy. New Jersey's economy is a diverse mix of manufacturing, construction, and service industries. Major components of its economy are financial services and pharmaceuticals and adverse events affecting these industries will have a negative effect on New Jersey's economy. New Jersey is also susceptible to persistent budget problems and overdependence on taxes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

                                                                             33

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   -----
4.92%   5.30%   4.64%   4.18%   5.03%   1.88%   -6.84%   13.97%   3.34%   9.34%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.76%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-3.99%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                6.06%  3.46%   4.14%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                6.06%  3.45%   4.11%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   5.40%  3.53%   4.14%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                5.59%  3.37%   4.01%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                7.58%  3.37%   3.72%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         10.70%  5.22%   5.38%
---------------------------------------------------------------------------------------------------

*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

34

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 2002         Senior Vice President of the Adviser

Fred S. Cohen      Since 2002         Senior Vice President of the Adviser

R.B. Davidson III  Since 2002         Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 1995         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             35

NEW YORK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and New York State and City income tax that is available without assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus, and in "Purchase of Shares", page 139 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES       SHARES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       3.00%            None            None       None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None           3.00%(a)        1.00%(b)     None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                             .45%    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                                    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                           0.04%   0.06%   0.05%      0.04%
  Other Expenses                                                                           0.08%   0.08%   0.07%      0.08%
                                                                                         ------- ------- -------    -------
Total Other Expenses                                                                       0.12%   0.14%   0.12%      0.12%
                                                                                         ------- ------- -------    -------
Total Annual Portfolio Operating Expenses Before Waiver                                    0.87%   1.59%   1.57%      0.57%
                                                                                         ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                               (0.12)% (0.14)% (0.12)%    (0.12)%
                                                                                         ------- ------- -------    -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.75%   1.45%   1.45%      0.45%
                                                                                         ======= ======= =======    =======
------------------------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------
After 1 Year                             $  374  $  448  $  248      $ 46
After 3 Years                            $  558  $  588  $  484      $171
After 5 Years                            $  756  $  852  $  844      $306
After 10 Years                           $1,330  $1,507  $1,857      $702
------------------------------------------------------------------------------

36

You would pay the following expenses if you did not redeem your shares at the end of period:

                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------
After 1 Year                             $  374  $  148  $  148      $ 46
After 3 Years                            $  558  $  488  $  484      $171
After 5 Years                            $  756  $  852  $  844      $306
After 10 Years                           $1,330  $1,507  $1,857      $702
------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least
80% of its net assets in municipal securities of New York or municipal securities with interest that is otherwise exempt from New York state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New
   York municipal securities may be vulnerable to events adversely affecting its economy. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services sector contributing over one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

                                                                             37

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   -----
6.63%   6.08%   5.24%   4.17%   5.01%   2.63%   -4.69%   13.00%   2.67%   9.56%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.36%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-3.73%, 4TH QUARTER, 2010.

38

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                                6.24%  3.81%   4.62%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                                6.24%  3.80%   4.61%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares   5.43%  3.81%   4.57%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                                5.82%  3.74%   4.48%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                                7.70%  3.73%   4.19%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                                9.77%  4.77%   5.25%
----------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                10.70%  5.22%   5.38%
----------------------------------------------------------------------------------------------------------

*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Advisor Class shares: 8/6/08. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 2002         Senior Vice President of the Adviser

Fred S. Cohen      Since 2002         Senior Vice President of the Adviser

R.B. Davidson III  Since 2002         Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 1995         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             39

OHIO PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Ohio personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus, and in "Purchase of Shares", page 139 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                             .45%    .45%   0.45%
Distribution and/or Service (12b-1) Fees                                                    .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           0.05%   0.07%   0.05%
  Other Expenses                                                                           0.16%   0.16%   0.16%
                                                                                         ------- ------- -------
Total Other Expenses                                                                       0.21%   0.23%   0.21%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses Before Waiver                                    0.96%   1.68%   1.66%
                                                                                         ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                                               (0.11)% (0.13)% (0.11)%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.85%   1.55%   1.55%
                                                                                         ======= ======= =======
----------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  384  $  458  $  258
After 3 Years                                           $  586  $  616  $  512
After 5 Years                                           $  804  $  899  $  891
After 10 Years                                          $1,432  $1,607  $1,954
-------------------------------------------------------------------------------

40

You would pay the following expenses if you did not redeem your shares at the end of period:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  384  $  158  $  158
After 3 Years                                           $  586  $  516  $  512
After 5 Years                                           $  804  $  899  $  891
After 10 Years                                          $1,432  $1,607  $1,954
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least
80% of its net assets in municipal securities of Ohio or municipal securities with interest that is otherwise exempt from Ohio state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Ohio municipal securities may be vulnerable to events adversely affecting its economy. Ohio's economy is heavily reliant on manufacturing, particularly the automobile and related products industries. The automobile industry recently suffered severe reductions in purchases of automobiles, which led to bankruptcy filings for two of the largest automobile manufacturers and required U.S. Government support. The automobile industry has since recovered and these companies have successfully emerged from bankruptcy.
   However, other economic conditions continue to adversely affect the state's economy and employment rates. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

                                                                             41

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08      09     10      11
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
5.91%   6.67%   4.90%   3.84%   4.88%   2.64%   -3.99%  11.94%  3.37%   7.99%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.82%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-3.28%, 3RD QUARTER, 2008.

42

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                4.71%  3.61%   4.42%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                4.71%  3.59%   4.40%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   4.40%  3.63%   4.37%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                4.25%  3.53%   4.30%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                6.24%  3.55%   4.02%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         10.70%  5.22%   5.38%
---------------------------------------------------------------------------------------------------

*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 1999         Senior Vice President of the Adviser

Fred S. Cohen      Since 1994         Senior Vice President of the Adviser

R.B. Davidson III  Since Inception    Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 2002         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             43

PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of
Pennsylvania personal income tax that is available without assuming what the
Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus, and in "Purchase of Shares", page 139 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                    .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           0.05%   0.07%   0.05%
  Other Expenses                                                                           0.20%   0.20%   0.21%
                                                                                         ------- ------- -------
Total Other Expenses                                                                       0.25%   0.27%   0.26%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses Before Waiver                                    1.00%   1.72%   1.71%
                                                                                         ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                                               (0.05)% (0.07)% (0.06)%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.95%   1.65%   1.65%
                                                                                         ======= ======= =======
----------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  394  $  468  $  268
After 3 Years                                           $  604  $  635  $  533
After 5 Years                                           $  831  $  926  $  922
After 10 Years                                          $1,483  $1,657  $2,013
-------------------------------------------------------------------------------

44

You would pay the following expenses if you did not redeem your shares at the end of period:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  394  $  168  $  168
After 3 Years                                           $  604  $  535  $  533
After 5 Years                                           $  831  $  926  $  922
After 10 Years                                          $1,483  $1,657  $2,013
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least
80% of its net assets in municipal securities of Pennsylvania or municipal securities with interest that is otherwise exempt from Pennsylvania state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in
   Pennsylvania municipal securities may be vulnerable to events adversely affecting its economy. Pennsylvania's economy has become more diverse, shifting from the coal, steel, and railroad industries. While the services sector is growing, the state is still relatively more dependent upon manufacturing and is vulnerable to business downturns and decreased capital spending. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

                                                                             45

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   -----
7.27%   5.94%   4.58%   3.96%   4.89%   2.23%   -7.49%   14.44%   3.46%   9.77%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.86%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-4.16%, 4TH QUARTER, 2008.

46

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                6.48%  3.58%   4.44%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                6.47%  3.54%   4.41%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   5.58%  3.60%   4.39%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                6.02%  3.49%   4.33%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                8.02%  3.49%   4.04%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         10.70%  5.22%   5.38%
---------------------------------------------------------------------------------------------------

*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 2002         Senior Vice President of the Adviser

Fred S. Cohen      Since 2002         Senior Vice President of the Adviser

R.B. Davidson III  Since 2002         Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 1995         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             47

VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Virginia personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus, and in "Purchase of Shares", page 139 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                    .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           0.04%   0.06%   0.05%
  Other Expenses                                                                           0.12%   0.12%   0.11%
                                                                                         ------- ------- -------
Total Other Expenses                                                                       0.16%   0.18%   0.16%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses Before Waiver                                    0.91%   1.63%   1.61%
                                                                                         ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                                               (0.19)% (0.21)% (0.19)%
                                                                                         ------- ------- -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.72%   1.42%   1.42%
                                                                                         ======= ======= =======
----------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  371  $  444  $  244
After 3 Years                                           $  563  $  593  $  489
After 5 Years                                           $  770  $  865  $  857
After 10 Years                                          $1,367  $1,543  $1,892
-------------------------------------------------------------------------------

48

You would pay the following expenses if you did not redeem your shares at the end of period:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  371  $  144  $  144
After 3 Years                                           $  563  $  493  $  489
After 5 Years                                           $  770  $  865  $  857
After 10 Years                                          $1,367  $1,543  $1,892
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least
80% of its net assets in municipal securities of Virginia or municipal securities with interest that is otherwise exempt from Virginia state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in
   Virginia municipal securities may be vulnerable to events adversely affecting its economy. Virginia has a highly diversified economy, with services as a major component. The U.S. Government, both military and civilian, plays a large role in its economy. The state benefits from increases in U.S. Government spending but is vulnerable to spending decreases. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

                                                                             49

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   ------
8.00%   6.31%   4.82%   4.85%   4.26%   2.71%   -4.83%   14.54%   2.70%   10.72%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.98%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-3.57%, 3RD QUARTER, 2008.

50

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                7.36%  4.32%   4.97%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                7.28%  4.27%   4.94%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   6.27%  4.23%   4.87%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                6.98%  4.21%   4.86%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                8.99%  4.21%   4.57%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         10.70%  5.22%   5.38%
---------------------------------------------------------------------------------------------------
*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 2002         Senior Vice President of the Adviser

Fred S. Cohen      Since 2002         Senior Vice President of the Adviser

R.B. Davidson III  Since 2002         Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 1995         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             51

INTERMEDIATE MUNICIPAL PORTFOLIOS
--------------------------------------------------------------------------------

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus and in "Purchase of Shares", page 64 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
Management Fees                                           .43%    .43%    .43%
Distribution and/or Service (12b-1) Fees                  .30%   1.00%   1.00%
Other Expenses:
 Transfer Agent                                          0.03%   0.07%   0.03%
 Other Expenses                                          0.03%   0.03%   0.03%
                                                         -----   -----   -----
Total Other Expenses                                     0.06%   0.10%   0.06%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses                0.79%   1.53%   1.49%
                                                         =====   =====   =====
-------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  378  $  456  $  252
After 3 Years                                           $  545  $  583  $  471
After 5 Years                                           $  726  $  834  $  813
After 10 Years                                          $1,249  $1,440  $1,779
-------------------------------------------------------------------------------

52

You would pay the following expenses if you did not redeem your shares at the end of period:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  378  $  156  $  152
After 3 Years                                           $  545  $  483  $  471
After 5 Years                                           $  726  $  834  $  813
After 10 Years                                          $1,249  $1,440  $1,779
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by, under normal circumstances, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to the federal alternative minimum tax ("AMT"). The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio also invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as "junk bonds").

The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The
Portfolio may also invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities that are not municipal securities, if, in the Adviser's opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

                                                                             53

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent the Portfolio invests in a particular state's municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. Investments in derivatives may be illiquid, difficult to price or unwind, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

54

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   -----
 n/a    3.83%   2.26%   1.28%   2.88%   3.67%    2.28%    6.69%   2.40%   6.80%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.99%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-2.12%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                              SINCE
                                                                            1 YEAR 5 YEARS INCEPTION**
------------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               3.60%   3.72%     3.42%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               3.58%   3.68%     3.40%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares  3.32%   3.59%     3.35%
------------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               3.02%   3.63%     3.30%
------------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               5.06%   3.62%     3.02%
------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         6.91%   5.66%     4.74%
------------------------------------------------------------------------------------------------------
*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception Date for Class A, Class B and Class C shares is 2/1/02.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 1999         Senior Vice President of the Adviser

Fred S. Cohen      Since 1994         Senior Vice President of the Adviser

R.B. Davidson III  Since Inception    Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 2002         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             55

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal and state taxes for
California residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus, and in "Purchase of Shares", page 64 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
Management Fees                                      .49%    .49%    .49%
Distribution and/or Service (12b-1) Fees             .30%   1.00%   1.00%
Other Expenses:
 Transfer Agent                                     0.04%   0.05%   0.05%
 Other Expenses                                     0.05%   0.05%   0.05%
                                                    -----   -----   -----
Total Other Expenses                                0.09%   0.10%   0.10%
                                                    -----   -----   -----
Total Portfolio Operating Expenses                  0.88%   1.59%   1.59%
                                                    =====   =====   =====
--------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  387  $  462  $  262
After 3 Years                                           $  572  $  602  $  502
After 5 Years                                           $  773  $  866  $  866
After 10 Years                                          $1,352  $1,524  $1,889
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  387  $  162  $  162
After 3 Years                                           $  572  $  502  $  502
After 5 Years                                           $  773  $  866  $  866
After 10 Years                                          $1,352  $1,524  $1,889
-------------------------------------------------------------------------------

56

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by, under normal circumstances, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities. In addition, the Portfolio invests, under normal circumstances, as a matter of fundamental policy, at least 80% of its net assets in a portfolio of municipal securities issued by California or its political subdivisions, or otherwise exempt from California's state income tax. The interest paid on those securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to the federal alternative minimum tax ("AMT").

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes.
The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The
Portfolio may also invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Adviser's opinion, these securities will enhance the after-tax return for
California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio is "non-diversified", meaning that it can invest more of its assets in a fewer number of issuers.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in
   California municipal securities may be vulnerable to events adversely affecting its economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of

                                                                             57

  voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. The
  Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

..  NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. Investments in derivatives may be illiquid, difficult to price or unwind, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

58

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   -----
 n/a    3.43%   2.35%   1.29%   3.02%   3.65%    1.23%    6.59%   2.90%   7.07%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.96%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-2.53%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                              SINCE
                                                                            1 YEAR 5 YEARS INCEPTION**
------------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               3.86%   3.63%     3.28%
          -------------------------------------------------------------------------------- -----------
          Return After Taxes on Distributions                               3.86%   3.58%     3.24%
          -------------------------------------------------------------------------------- -----------
          Return After Taxes on Distributions and Sale of Portfolio Shares  3.52%   3.53%     3.21%
------------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               3.27%   3.53%     3.16%
------------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               5.26%   3.53%     2.87%
------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         6.91%   5.66%     4.74%
------------------------------------------------------------------------------------------------------

*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception Date for Class A, Class B and Class C shares is 2/1/02.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 1999         Senior Vice President of the Adviser

Fred S. Cohen      Since 1994         Senior Vice President of the Adviser

R.B. Davidson III  Since Inception    Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 2002         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             59

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 72 of this Prospectus and in "Purchase of Shares", page 64 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Management Fees                             .48%    .48%    .48%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                           0.03%   0.07%   0.03%
  Other Expenses                           0.03%   0.03%   0.03%
                                           -----   -----   -----
Total Other Expenses                       0.06%   0.10%   0.06%
                                           -----   -----   -----
Total Portfolio Operating Expenses         0.84%   1.58%   1.54%
                                           =====   =====   =====
-----------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  383  $  461  $  257
After 3 Years                                           $  560  $  599  $  486
After 5 Years                                           $  752  $  860  $  839
After 10 Years                                          $1,306  $1,497  $1,834
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  383  $  161  $  157
After 3 Years                                           $  560  $  499  $  486
After 5 Years                                           $  752  $  860  $  839
After 10 Years                                          $1,306  $1,497  $1,834
-------------------------------------------------------------------------------

60

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when
Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the
Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by, under normal circumstances, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities. In addition, the Portfolio invests, under normal circumstances, as a matter of fundamental policy, at least 80% of its net assets in a portfolio of municipal securities issued by New York or its political subdivisions, or otherwise exempt from New York state income tax. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to the federal alternative minimum tax ("AMT").

The Portfolio also invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of the total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The
Portfolio may also invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Adviser's opinion, these securities will enhance the after-tax return for New
York investors.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio is "non-diversified", meaning that it can invest more of its assets in a fewer number of issuers.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New
   York municipal securities may be vulnerable to events adversely affecting its economy. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services sector contributing over one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets. The
   Portfolio's investments in certain municipal securities with principal and interest payments

                                                                             61

  that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

..  NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. Investments in derivatives may be illiquid, difficult to price or unwind, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                              Calendar Year End (%)

 02       03      04      05      06      07      08       09      10       11
-----   -----   -----   -----   -----   -----   ------   ------   -----   -----
 n/a    3.69%   2.26%   1.39%   2.93%   3.77%    0.98%    7.89%   2.48%   6.32%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.45%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-2.10%, 4TH QUARTER, 2010.

62

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                              SINCE
                                                                            1 YEAR 5 YEARS INCEPTION**
------------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               3.17%   3.62%     3.42%
          -------------------------------------------------------------------------------- -----------
          Return After Taxes on Distributions                               3.17%   3.58%     3.39%
          -------------------------------------------------------------------------------- -----------
          Return After Taxes on Distributions and Sale of Portfolio Shares  3.05%   3.51%     3.35%
------------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               2.55%   3.51%     3.29%
------------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               4.59%   3.53%     3.01%
------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         6.91%   5.66%     4.74%
------------------------------------------------------------------------------------------------------
* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception Date for Class A, Class B and Class C shares is 2/1/02.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael G. Brooks  Since 1999         Senior Vice President of the Adviser

Fred S. Cohen      Since 1994         Senior Vice President of the Adviser

R.B. Davidson III  Since Inception    Senior Vice President of the Adviser

Wayne Godlin       Since 2010         Senior Vice President of the Adviser

Terrance T. Hults  Since 2002         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 64 in this Prospectus.

                                                                             63

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND
FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS

                                                                     INITIAL           SUBSEQUENT
------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs     $2,500                $50
(Class B Shares are not currently offered to new shareholders)
------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                 $50
                                                                                If initial investment is
                                                                               less than $2,500, then $200
                                                                              monthly until account balance
                                                                                     reaches $2,500
------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or         None                None
through other limited arrangements)
------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares through your financial intermediary or by mail
(AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX
78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

The Portfolios may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolios anticipate that substantially all of their income dividends will be exempt from regular federal income tax and, for Portfolios that invest in a named state, relevant state and local personal income taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

64

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the
Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's risks and investments can be found in the Portfolios' SAIs.

MUNICIPAL SECURITIES. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs.
Municipal notes generally have original maturities not exceeding one year.
Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal bonds are typically classified as "general obligation" or "revenue"
or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein
Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs. Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

The high tax-free yields sought by the AllianceBernstein Municipal Portfolios are generally obtainable from medium-quality municipal securities rated A or
Baa by Moody's Investors Service, Inc. ("Moody's"), or A or BBB by S&P or
Fitch. It is expected that normally no AllianceBernstein Municipal Portfolio, except the AllianceBernstein High Income Municipal Portfolio ("High Income
Portfolio"), will retain a municipal security downgraded below C by Moody's and
CCC by Standard & Poor's ("S&P") and Fitch Ratings ("Fitch"), an unrated municipal security determined by the Adviser to have undergone similar credit quality deterioration, or a defaulted municipal security. The Adviser may, however, choose to retain such a security if it determines that doing so is in the best interests of an AllianceBernstein Municipal Portfolio and its
shareholders; provided, however, that securities downgraded to below C or CCC or defaulted municipal securities will at no time comprise more than 10% of a
Portfolio's net assets. It is generally expected that the AllianceBernstein
Intermediate Municipal Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch or if unrated, determined by the Adviser to have undergone similar credit quality deterioration.

INVESTMENT IN BELOW INVESTMENT GRADE MUNICIPAL SECURITIES. The High Income
Portfolio may invest up to 100% of its assets in below investment grade, tax-exempt securities ("junk bonds"). Other Portfolios may also invest in below investment grade tax-exempt securities. Investments in these securities may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

UNRATED SECURITIES. Unrated municipal securities may be purchased by a
Portfolio when the Adviser believes that the financial condition of the issuers of such obligations or the protections afforded by their terms limit risk to a level

                                                                             65

comparable to that of rated securities that are consistent with the Portfolio's investment policies.

As of the Portfolios' fiscal years ended in 2011, the percentages of the
Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by the Adviser to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                                  BELOW
                                                 INVEST-  AMT-
                                                  MENT   SUBJECT   PRE-    NOT
PORTFOLIO           AAA   AA     A    BBB  SP-1+  GRADE  BONDS*  REFUNDED RATED
-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN
MUNICIPAL
PORTFOLIOS:
-------------------------------------------------------------------------------
 National           8.1% 39.9% 24.3% 15.2%  0.0%   0.4%    5.6%     0.3%  10.8%
 High Income        8.1  14.9  19.9  26.8   0.0   13.3    14.6      0.0   17.0
 California         4.3  26.7  28.3   7.3   0.0    1.3     6.8     13.4    8.7
 New York           9.0  52.9  20.1   9.3   0.0    1.0     9.8      3.4    4.3
 Arizona           10.9  32.4  27.1  13.2   0.0    0.9     9.3      4.5   11.0
 Massachusetts     20.6  39.0  22.9   9.0   0.0    0.2     1.1      4.5    3.8
 Michigan          11.9  38.9   9.8   8.7   0.0    1.4    16.3     22.9    6.4
 Minnesota         14.9  42.7  32.7   4.8   0.0    0.0     9.2      4.3    0.6
 New Jersey        13.5  14.8  27.2  21.4   0.0    3.5    12.3     12.8    6.8
 Ohio               7.1  34.8  26.4  11.0   0.0    0.2     8.5     12.0    8.5
 Pennsylvania       5.1  32.0  25.5  20.2   0.0    0.6    10.3      5.8   10.8
 Virginia          23.2  46.4  16.2   4.6   0.0    0.5    10.3      3.2    5.9

ALLIANCEBERNSTEIN
INTERMEDIATE
MUNICIPAL
PORTFOLIOS:
-------------------------------------------------------------------------------
 Intermediate
  Diversified
  Municipal         8.1  48.9  29.2   3.8   0.0    2.2     3.7      5.7    1.7
 Intermediate
  California
  Municipal         3.6  57.8  23.0   5.6   0.0    0.3     4.3      8.1    1.6
 Intermediate
  New York
  Municipal        21.0  46.0  23.6   3.7   0.0    0.1     3.4      4.1    1.5

*The percentage is as of December 31, 2011.

INSURED SECURITIES. The Portfolios may purchase municipal securities that are insured as to the payment of principal and interest under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of the Portfolios' fiscal years ended in 2011, the Portfolios'
percentage of net assets in insured bonds and the respective amounts of which are pre-refunded bonds (bonds that are backed or secured by U.S. treasury bonds) were as follows:

PORTFOLIO                           INSURED BONDS PRE-REFUNDED BONDS
--------------------------------------------------------------------
ALLIANCEBERNSTEIN MUNICIPAL
PORTFOLIOS:
--------------------------------------------------------------------
National Portfolio                       35.9%            0.3%
High Income                               5.5             0.0
California Portfolio                     30.7             0.4
Arizona Portfolio                       45.79            1.76
Massachusetts Portfolio                 16.78            0.03
Michigan Portfolio                      32.44            4.78
Minnesota Portfolio                     26.49            0.00
New Jersey Portfolio                    37.04            6.66
New York Portfolio                       29.3             0.0
Ohio Portfolio                          49.27           12.04
Pennsylvania Portfolio                  44.68            5.57
Virginia Portfolio                      16.01            0.00

ALLIANCEBERNSTEIN INTERMEDIATE
MUNICIPAL PORTFOLIOS:
--------------------------------------------------------------------
Intermediate Diversified Municipal
 Portfolio                               27.0             6.5
Intermediate California Municipal
 Portfolio                               31.9             4.0
Intermediate New York Municipal
 Portfolio                               25.4             3.4

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

DERIVATIVES. Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or are derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts.
Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

66

The Portfolios' investments in derivatives may include, but are not limited to, the following:

..  FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract.

..  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates.

..  OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The
   Portfolios' investments in options include the following:

 - Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered or uncovered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities.
   In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the
   Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a
   Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

   A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

..  SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates
   (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

                                                                             67

   An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap or floor transactions may be used to preserve a return or spread on a particular investment or portion of a
   Portfolio's portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Portfolio's investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Portfolio to efficiently increase (or decrease) its duration and income.
   The AllianceBernstein Intermediate Municipal Portfolios may enter into these transactions as a duration management technique.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the
   Consumer Price Index with respect to CPI swaps) over the term of the swap
   (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a
   Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements may be expected to increase if unexpected inflation increases. A Portfolio will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES--

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments.
   Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a structured instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, intangibles, goods, articles or commodities (collectively, "Underlying
   Assets") or by another objective index, economic factor or other measure, such as interest rates, commodity indices, and securities indices
   (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a

68

   commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument.
   Also, the prices of the structured instrument and the Benchmark or
   Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No
   Portfolio will invest more than 20% of its total assets in these instruments.

FORWARD COMMITMENTS. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES. Under current Securities and Exchange Commission (the
"Commission") guidelines, each Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each of the Portfolios, except the
AllianceBernstein Intermediate Municipal Portfolios, may invest in other investment companies as permitted by the Investment Company Act of 1940 (the
"1940 Act") or the rules and regulations thereunder. The Portfolios may invest uninvested cash balances in an affiliated money market fund as permitted by
Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the fees and expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's fees and expenses. A Portfolio may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

MORTGAGE-RELATED SECURITIES. A Portfolio may invest in mortgage-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities.
During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates.
If the life of a mortgage-related security is inaccurately predicted, the
Portfolio may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities.

PREFERRED STOCK. Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met.
Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

                                                                             69

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS. A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the
Portfolio at an agreed-upon future date, normally a day or a few days later.
The purchase and repurchase transactions are transacted under one agreement.
The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security.
Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a
Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

TENDER OPTION BOND TRANSACTIONS. A Portfolio, including, in particular, the
High Income Portfolio, may enter into TOBs in which a Portfolio may sell a highly-rated municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle, which is generally organized as a trust, sponsored by the broker (the "Trust"). The Portfolio receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as "floaters")
are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the Trust may be terminated or collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the
Trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio uses the cash received from the transaction for investment purposes, which involves leverage risk. For a discussion of the risks of TOBs, see "Leverage" below.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may invest in inverse floating rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO-COUPON SECURITIES. Zero-coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.
Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

LEVERAGE. The Portfolios may use leverage for investment purposes to seek to enhance the yield and NAV attributable to their shares. In particular, a
Portfolio may enter into such transactions as TOB transactions and interest rate swaps. This means that the Portfolios use cash made available during the term of these transactions to make other investments or to make investments through interest rate swaps that are functionally equivalent to the purchase of a fixed-income security. The utilization of leverage involves certain risks for the Portfolios' shareholders. These risks include a higher volatility of the
NAV of the Portfolios' shares and the relatively greater effect on its NAV. So long as the Portfolios are able to realize a net return on their investment portfolio that is higher than the carrying costs of the leveraged transaction, the effect of leverage will be to cause the Portfolios' shareholders to realize a higher current NAV and investment income than if the Portfolios were not leveraged. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the benefit to the Portfolios' shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the net return to shareholders, the
Portfolios' use of leveraged transactions would result in a lower rate of return.

During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect a Portfolio's net return. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Portfolio's NAV. In certain circumstances, adverse changes in interest rates or other events could cause a
TOB Trust to terminate or collapse,

70

potentially requiring a Portfolio to liquidate longer-term municipal securities at unfavorable prices to meet the Trust's outstanding obligations.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each
Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

PORTFOLIO HOLDINGS. A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAIs.

                                                                             71

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered in this Prospectus. The
Portfolios offer three classes of shares through this Prospectus, except for
National Portfolio, California Portfolio and New York Portfolio, which offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and
'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY
DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction
Programs" below.

HOW TO BUY SHARES
The purchase of a Portfolio's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF A PORTFOLIO TO NEW
INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING
CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009 (II) THROUGH EXCHANGE OF CLASS B
SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE
DESCRIBED BELOW.

You may purchase a Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter,
AllianceBernstein Investments, Inc., or ABI.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

MAXIMUMS:

--Class A Shares                   None
--Class B Shares               $100,000
--Class C Shares               $500,000

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Retirement Plans, Tax-Deferred Accounts and
 Employee Benefit Plans" and "Automatic Investment Program", respectively, below. Additionally, these investment minimums do not apply to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Your broker or financial advisor must receive your purchase request by 4:00
p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV.
Only the National Portfolio, High Income Municipal Portfolio, California
Portfolio, and the New York Portfolio offer Advisor Class shares. Advisor Class shares may be purchased and held solely:

..  through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

..  through a defined contribution employee benefit plan (e.g., a 401(k) plan)
   that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

..  by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Although the
Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Portfolios may not be appropriate for tax-deferred accounts because the Portfolios' returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

..  all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of
   $1,000,000 or more;

..  AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and
   100 employees; and

72

..  certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Portfolio.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase
Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein
Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than
$250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

IRA custodians, plan sponsors, plan fiduciaries and other intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Portfolio shares, including minimum and maximum investment requirements.

REQUIRED INFORMATION
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the
Portfolio believes it has identified potentially criminal activity, the
Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry
Regulatory Authority, or FINRA, member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any individual shareholder who has not provided the Portfolio with his or her correct taxpayer identification number.
To avoid this, you must provide your correct tax identification number on your
Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Portfolio's fee table in the Summary
  Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES
Each Portfolio has adopted a plan under Rule 12b-1 under the 1940 Act that allows the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12B-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.30%
Class B                   1.00%
Class C                   1.00%
Advisor Class             None

Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio,
Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 3.00% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints" or "quantity discounts" as discussed below. Purchases of Class A shares in the amount of $500,000 or more or by
AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF A PORTFOLIO TO NEW
INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING
CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B
SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE
DESCRIBED BELOW. ALLIANCEBERNSTEIN HIGH INCOME MUNICIPAL PORTFOLIO DOES NOT
OFFER CLASS B SHARES.

                                                                             73

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares.
The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE    CDSC
                          ----------------------------
                          First                  3.00%
                          Second                 2.00%
                          Third                  1.00%
                          Fourth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein
Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The
CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein
Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The
1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of
CollegeBoundfund units.

Class C shares do not convert to any other class of shares of a Portfolio.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES - FEE-BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial advisor. Advisor
Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION
PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR
RECORDS YOU MAY NEED TO PROVIDE TO A PORTFOLIO OR YOUR FINANCIAL INTERMEDIARY
IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at
www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then
"Investment Insights--Investor Education" then "Sales Charge Reduction
Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the Portfolios' SAIs.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares.

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE PORTFOLIOS
The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in
Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $500,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                           INITIAL SALES CHARGE
                                           ------------------
                                            AS % OF    AS % OF
                                           NET AMOUNT  OFFERING
                  AMOUNT PURCHASED          INVESTED    PRICE
                  ---------------------------------------------
                  Up to $100,000              3.09%      3.00%
                  $100,000 up to $250,000     2.04       2.00
                  $250,000 up to $500,000     1.01       1.00
                  $500,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY
DISCOUNT, a shareholder can combine the value of the new investment in a
Portfolio with the higher of cost or NAV of existing investments in the
Portfolio, any other AllianceBernstein Mutual Fund, any AllianceBernstein
Institutional Fund and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of
21 is the participant. The AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

74

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Portfolio into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other
AllianceBernstein Mutual Fund, including any AllianceBernstein Institutional
Fund, by:

..  an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

..  a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

..  any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY
DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Portfolios offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months.
The Portfolio will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the
LETTER OF INTENT. If an investor fails to invest the total amount stated in the
LETTER OF INTENT, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account.
A shareholder may have to provide information or records to his or her financial intermediary or the Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Portfolios or a financial intermediary; and

..  accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and
REINSTATEMENT PRIVILEGE as described below.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or
   100 employees;

..  persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by
   ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries;

..  plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment
   Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

..  certain other investors, such as investment management clients of the
   Adviser or its affiliates, including clients and prospective clients of the
   Adviser's AllianceBernstein Institutional Investment Management Division,
   employees of selected dealers authorized to sell a Portfolio's shares and employees of the Adviser.

Please see the Portfolios' SAIs for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

..  if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

..  if the proceeds of the redemption are invested directly in a
   CollegeBoundfund account; or

..  if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

                                                                             75

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio's Dividend Reinvestment Program. There is no
initial sales charge or CDSC imposed on shares issued pursuant to the Dividend
Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein
Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein
Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a
Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the program prior to January 31, 2009. Please see the Portfolios' SAIs for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class
C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified
401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a
Portfolio, including maximum and minimum initial investment requirements, which are different from those described in this Prospectus and the Portfolios' SAIs.
Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in this Prospectus and the Portfolios' SAIs.
The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

CLASS A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link,
AllianceBernstein Individual 401(k) and to AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein sponsored group retirement plan terminates a
Portfolio as an investment option, all investments in Class A shares of that
Portfolio through the plan are subject to a 1%, 1-year CDSC upon redemption.
Furthermore, when a group retirement plan ceases to participate in an
AllianceBernstein-sponsored group retirement plan program, investments in the
Portfolios' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

CLASS C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein
Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than
$250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class
B shares can be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within three years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher Rule 12b-1 fee indefinitely. Class C shares do not, however, have an initial sales charge or a
CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling
Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

76

CHOOSING A CLASS OF SHARES FOR GROUP RETIREMENT PLANS
Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the
1%, 1-year CDSC may be waived. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF
PORTFOLIO SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the
Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this Prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shapes, up to 30%
of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary.

In the case of Advisor Class shares, your financial advisor's firm may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder record-keeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the
AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual
Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the
AllianceBernstein Mutual Funds, or approximately $20 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a
"preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and

                                                                             77

shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds and related investor services.

The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual
Fund shares. Please see "Management of the Portfolios--Transfer Agency and
Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios--Annual
Portfolio Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS
  THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN
  INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF
  YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION
  ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN
  INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE PORTFOLIOS,
  THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY
  RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL
  ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  PrimeVest Financial Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors

Although the Portfolios may use brokers and dealers that sell shares of the
Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other
AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the Fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form.
All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The
Portfolios may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange, or Exchange, is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m.,
Eastern time, and submit it to a Portfolio by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the
Portfolio and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO A PORTFOLIO
BY MAIL:
..  Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

..  For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from

78

  your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
..  You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by 4:00 p.m.,
   Eastern time, for you to receive that day's NAV, less any applicable CDSC.

..  For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a
   Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank.
   Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Portfolio account per day.

..  Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
Each Portfolio's Board of Directors or Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the
Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

While the Portfolios do not typically invest in securities of foreign issuers, these securities may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio calculates its NAV at
4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The
Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a
Portfolio irrespective of its investments in securities of foreign issuers. Any
Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All
Portfolios may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales of Portfolio shares to the extent they are detected by the procedures described below, subject to the
Portfolios' ability to monitor purchase, sale and exchange activities. The
Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

                                                                             79

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s)
   will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The
   Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the
   Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the
   Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of
   Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the
Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Portfolio's
Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its
NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value.
Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services.

Subject to its oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a
Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The
Valuation Committee values Portfolio assets as described above. More information about the Portfolios' valuation procedures is available in the
Portfolios' SAIs.

80

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"),
1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of
September 30, 2011 totaling approximately $402 billion (of which more than $78 billion represented assets of investment companies). As of September 30, 2011, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 27 of the nation's FORTUNE 100 companies), for public employee retirement funds in 34 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Adviser, comprising approximately 120 separate investment portfolios, currently have approximately 3.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid the Adviser as a percentage of average daily net assets:

                                              FEE AS A PERCENTAGE OF
                                                AVERAGE DAILY NET    FISCAL YEAR
PORTFOLIO                                            ASSETS*            ENDED
--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MUNICIPAL
 PORTFOLIOS:
National Portfolio                                     0.33%          10/31/11
High Income Portfolio                                  0.36%          10/31/11
California Portfolio                                   0.35%          10/31/11
Arizona Portfolio                                      0.28%           9/30/11
Massachusetts Portfolio                                0.38%           9/30/11
Michigan Portfolio                                     0.37%           9/30/11
Minnesota Portfolio                                    0.33%           9/30/11
New Jersey Portfolio                                   0.35%           9/30/11
New York Portfolio                                     0.33%          10/31/11
Ohio Portfolio                                         0.34%           9/30/11
Pennsylvania Portfolio                                 0.40%           9/30/11
Virginia Portfolio                                     0.26%           9/30/11

ALLIANCEBERNSTEIN INTERMEDIATE
 MUNICIPAL PORTFOLIOS:
Intermediate Diversified Municipal Portfolio           0.43%           9/30/11
Intermediate California Municipal Portfolio            0.49%           9/30/11
Intermediate New York Municipal Portfolio              0.48%           9/30/11

*Fees are stated net of any waivers and/or reimbursements. See "Fees and
 Expenses of the Portfolios" in the Summary Information at the beginning of this Prospectus for more information about fee waivers.

A discussion regarding the basis of each Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's semi-annual report to shareholders for the fiscal period ended April 30, 2011 or March 31,
2011, as applicable, or in the Portfolio's semi-annual report to shareholders for the period ended April 30, 2010 for High Income Portfolio.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The
Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The Municipal Bond Investment Team
relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolios' investments.

The following table lists the four or five persons within the Municipal Bond
Investment Team with the most significant responsibility for the day-to-day management of each Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; TITLE; YEAR                                THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------------
Michael G. Brooks; Senior Vice President    Senior Vice President of the Adviser,
(since 2002 with respect to the             with which he has been associated in a
AllianceBernstein Municipal Portfolios)     substantially similar capacity since prior
(since 1999 with respect to the             to 2007.
AllianceBernstein Intermediate Municipal
Portfolios)

Fred S. Cohen*; Senior Vice President       Senior Vice President of the Adviser,
(since 2002 with respect to the             with which he has been associated in a
AllianceBernstein Municipal Portfolios)     substantially similar capacity since prior
(since 1994 with respect to the             to 2007.
AllianceBernstein Intermediate Municipal
Portfolios)

R. B. Davidson, III; Senior Vice President  Senior Vice President of the Adviser,
(since 2002 with respect to the             with which he has been associated in a
AllianceBernstein Municipal Portfolios)     substantially similar capacity since prior
(since inception with respect to the        to 2007.
AllianceBernstein Intermediate Municipal
Portfolios)

Wayne Godlin; Senior Vice President         Senior Vice President of the Adviser,
(since 2010)                                with which he has been associated in a
                                            substantially similar capacity since
                                            December 2009. Prior thereto, an
                                            investment manager and a Managing
                                            Director of Van Kampen Asset
                                            Management with which he had been
                                            associated since prior to 2006.

Terrance T. Hults; Senior Vice President    Senior Vice President of the Adviser,
(since 1995 with respect to the             with which he has been associated in a
AllianceBernstein Municipal Portfolios)     substantially similar capacity since prior
(since 2002 with respect to the             to 2007.
AllianceBernstein Intermediate Municipal
Portfolios)

*Responsible for each Portfolio except High Income Portfolio.

                                                                             81

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of a Portfolio, may be paid for each plan participant portfolio account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolios" in the
Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the
Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Portfolios' SAIs, call your financial advisor or visit our website at www.AllianceBernstein.com.

82

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Portfolios declare dividends on their shares on each business day from each
Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES
GENERAL
Distributions to shareholders out of tax-exempt interest income earned by a
Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings". Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the
AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the NATIONAL
PORTFOLIO, HIGH INCOME PORTFOLIO AND INTERMEDIATE DIVERSIFIED MUNICIPAL
PORTFOLIO, relevant state and local personal income taxes.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the
Portfolios.

STATE PORTFOLIOS AND INTERMEDIATE STATE PORTFOLIOS
ARIZONA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to
Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the
Arizona income tax.

CALIFORNIA PORTFOLIO AND INTERMEDIATE CALIFORNIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the
State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

MASSACHUSETTS PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the
Massachusetts corporate excise tax.

                                                                             83

MICHIGAN PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and business taxes.

MINNESOTA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

NEW JERSEY PORTFOLIO. It is anticipated that substantially all of the distributions of income and capital gains paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New
Jersey corporation business (franchise) tax.

NEW YORK PORTFOLIO AND INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO. It is
anticipated that substantially all of the dividends paid by these Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes.
Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes.
Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the
Portfolios will be included in computing investment capital or business capital
(but not both) for purposes of the franchise tax.

OHIO PORTFOLIO. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

PENNSYLVANIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax that no county imposes at present). Distributions of capital gains will be subject to
Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

VIRGINIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio
(including the redemption or exchange of shares) generally will be subject to
Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

84

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law.
Each AllianceBernstein Municipal Portfolio reserves the right to close an account that has remained below $1,000 for 90 days and each AllianceBernstein
Intermediate Municipal Portfolio reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so.
Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number,
800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds.
In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all
AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

                                                                             85

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-SUBJECT BONDS are municipal securities with interest that is an item of
"tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

BONDS are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

MUNICIPAL SECURITIES are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations.
Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

BARCLAYS CAPITAL MUNICIPAL BOND INDEX is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

BARCLAYS CAPITAL 5-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX is an unmanaged index comprised of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years.

86

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each
Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the
Portfolio (assuming reinvestment of all dividends and distributions). This information for the AllianceBernstein Municipal Portfolios has been audited by
Ernst & Young LLP, the independent registered public accounting firm of the
NATIONAL PORTFOLIO, HIGH INCOME PORTFOLIO, CALIFORNIA PORTFOLIO, ARIZONA
PORTFOLIO, MASSACHUSETTS PORTFOLIO, MICHIGAN PORTFOLIO, MINNESOTA PORTFOLIO,
NEW JERSEY PORTFOLIO, NEW YORK PORTFOLIO, OHIO PORTFOLIO, PENNSYLVANIA
PORTFOLIO and VIRGINIA PORTFOLIO. This information for the AllianceBernstein
Intermediate Municipal Portfolios has been audited by PricewaterhouseCoopers
LLP, the independent registered public accounting firm of the INTERMEDIATE
DIVERSIFIED MUNICIPAL PORTFOLIO, INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
and INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO. The independent registered public accounting firms' reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

                                                                             87

                                 INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                                ----------------------------------  -------------------------------
                                             NET GAINS
                                            OR LOSSES ON
                      NET ASSET     NET     INVESTMENTS             DIVIDENDS
                       VALUE,   INVESTMENT     (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR        BEGINNING   INCOME    REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD                OF PERIOD (LOSS) +(a) UNREALIZED)  OPERATIONS   INCOME           GAINS
----------------------------------------------------------------------------------------------------
NATIONAL PORTFOLIO
CLASS A
Year ended 10/31/11    $10.04      $0.43       $(0.07)     $ 0.36     $(0.43)         $ 0.00
Year ended 10/31/10      9.62       0.41         0.42        0.83      (0.41)           0.00
Year ended 10/31/09      8.90       0.40         0.74        1.14      (0.42)           0.00
Year ended 10/31/08     10.03       0.42        (1.13)      (0.71)     (0.42)           0.00
Year ended 10/31/07     10.22       0.44        (0.19)       0.25      (0.44)           0.00

CLASS B
Year ended 10/31/11    $10.02      $0.36       $(0.06)     $ 0.30     $(0.36)         $ 0.00
Year ended 10/31/10      9.61       0.34         0.41        0.75      (0.34)           0.00
Year ended 10/31/09      8.89       0.34         0.73        1.07      (0.35)           0.00
Year ended 10/31/08     10.02       0.35        (1.13)      (0.78)     (0.35)           0.00
Year ended 10/31/07     10.21       0.37        (0.19)       0.18      (0.37)           0.00

CLASS C
Year ended 10/31/11    $10.03      $0.36       $(0.07)     $ 0.29     $(0.36)         $ 0.00
Year ended 10/31/10      9.61       0.34         0.42        0.76      (0.34)           0.00
Year ended 10/31/09      8.89       0.34         0.73        1.07      (0.35)           0.00
Year ended 10/31/08     10.02       0.35        (1.13)      (0.78)     (0.35)           0.00
Year ended 10/31/07     10.21       0.37        (0.19)       0.18      (0.37)           0.00

ADVISOR CLASS
Year ended 10/31/11    $10.04      $0.46       $(0.07)     $ 0.39     $(0.46)         $ 0.00
Year ended 10/31/10      9.62       0.44         0.42        0.86      (0.44)           0.00
Year ended 10/31/09      8.90       0.42         0.74        1.16      (0.44)           0.00
August 6, 2008++ to
 October 31, 2008        9.66       0.09        (0.74)      (0.65)     (0.11)           0.00

HIGH INCOME PORTFOLIO
CLASS A
Year ended 10/31/11    $10.69      $0.54       $(0.42)     $ 0.12     $(0.56)         $(0.03)
January 26, 2010++
 to October 31, 2010    10.00       0.40         0.71        1.11      (0.42)           0.00

CLASS C
Year ended 10/31/11    $10.69      $0.47       $(0.42)     $ 0.05     $(0.49)         $(0.03)
January 26, 2010++
 to October 31, 2010    10.00       0.36         0.69        1.05      (0.36)           0.00

ADVISOR CLASS
Year ended 10/31/11    $10.69      $0.57       $(0.42)     $ 0.15     $(0.59)         $(0.03)
January 26, 2010++
 to October 31, 2010    10.00       0.43         0.70        1.13      (0.44)           0.00

CALIFORNIA PORTFOLIO
CLASS A
Year ended 10/31/11    $10.94      $0.46       $(0.10)     $ 0.36     $(0.45)         $(0.01)
Year ended 10/31/10     10.51       0.46         0.42        0.88      (0.45)           0.00
Year ended 10/31/09      9.85       0.47         0.64        1.11      (0.45)           0.00
Year ended 10/31/08     10.88       0.46        (1.04)      (0.58)     (0.45)           0.00
Year ended 10/31/07     11.07       0.46        (0.20)       0.26      (0.45)           0.00

CLASS B
Year ended 10/31/11    $10.94      $0.39       $(0.11)     $ 0.28     $(0.37)         $(0.01)
Year ended 10/31/10     10.50       0.38         0.43        0.81      (0.37)           0.00
Year ended 10/31/09      9.84       0.39         0.65        1.04      (0.38)           0.00
Year ended 10/31/08     10.87       0.38        (1.03)      (0.65)     (0.38)           0.00
Year ended 10/31/07     11.07       0.38        (0.20)       0.18      (0.38)           0.00

CLASS C
Year ended 10/31/11    $10.93      $0.39       $(0.11)     $ 0.28     $(0.37)         $(0.01)
Year ended 10/31/10     10.50       0.39         0.41        0.80      (0.37)           0.00
Year ended 10/31/09      9.84       0.39         0.65        1.04      (0.38)           0.00
Year ended 10/31/08     10.88       0.38        (1.04)      (0.66)     (0.38)           0.00
Year ended 10/31/07     11.07       0.38        (0.19)       0.19      (0.38)           0.00

ADVISOR CLASS
Year ended 10/31/11    $10.94      $0.49       $(0.10)     $(0.39)    $(0.48)         $(0.01)
Year ended 10/31/10     10.51       0.49         0.42        0.91      (0.48)           0.00
Year ended 10/31/09      9.85       0.48         0.66        1.14      (0.48)           0.00
August 6, 2008++ to
 October 31, 2008       10.51       0.08        (0.63)      (0.55)     (0.11)           0.00
----------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 98.

88

LESS DISTRIBUTIONS                                          RATIOS/SUPPLEMENTAL DATA
------------------                             --------------------------------------------

                                                                  RATIO OF         RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                     NET ASSETS,      EXPENSES         INCOME/(LOSS)  PORTFOLIO
       AND         VALUE, END                   END OF PERIOD    TO AVERAGE         TO AVERAGE    TURNOVER
  DISTRIBUTIONS    OF PERIOD  TOTAL RETURN (b) (000'S OMITTED)  NET ASSETS *       NET ASSETS +     RATE
-----------------------------------------------------------------------------------------------------------
      $(0.43)        $ 9.97         3.80%         $641,972         0.75%(d)            4.42%          8%
       (0.41)         10.04         8.81           712,033         0.75(c)(d)          4.16(c)       13
       (0.42)          9.62        13.11           642,319         0.74(d)             4.47          11
       (0.42)          8.90        (7.32)          401,886         0.68(d)             4.31          24
       (0.44)         10.03         2.52           361,701         0.68(d)             4.38          15

      $(0.36)        $ 9.96         3.19%         $  7,334         1.45%(d)            3.74%          8%
       (0.34)         10.02         7.97            12,640         1.45(c)(d)          3.48(c)       13
       (0.35)          9.61        12.35            19,492         1.44(d)             3.80          11
       (0.35)          8.89        (7.97)           14,988         1.38(d)             3.61          24
       (0.37)         10.02         1.81            25,332         1.38(d)             3.69          15

      $(0.36)        $ 9.96         3.09%         $140,265         1.45%(d)            3.72%          8%
       (0.34)         10.03         8.07           153,200         1.45(c)(d)          3.47(c)       13
       (0.35)          9.61        12.34           131,971         1.44(d)             3.76          11
       (0.35)          8.89        (7.98)           63,704         1.38(d)             3.61          24
       (0.37)         10.02         1.81            60,613         1.38(d)             3.68          15

      $(0.46)        $ 9.97         4.11%         $ 94,240         0.45%(d)            4.70%          8%
       (0.44)         10.04         9.14            72,609         0.45(c)(d)          4.45(c)       13
       (0.44)          9.62        13.45            39,245         0.45(d)             4.55          11
       (0.11)          8.90        (6.79)            1,482         0.38(d)+++          5.19+++       24

      $(0.59)        $10.22         1.47%         $279,661         0.80%(e)            5.51%         43%
       (0.42)         10.69        11.31           240,484         0.78(c)(e)**+++     5.29(c)+++    27

      $(0.52)        $10.22         0.76%         $ 87,012         1.50%(e)            4.81%         43%
       (0.36)         10.69        10.73            68,911         1.47(c)(e)**+++     4.63(c)+++    27

      $(0.62)        $10.22         1.77%         $188,932         0.50%(e)            5.81%         43%
       (0.44)         10.69        11.56           100,804         0.45(c)(e)**+++     5.56(c)+++    27

      $(0.46)        $10.84         3.47%         $511,656         0.75%(f)            4.39%         12%
       (0.45)         10.94         8.49           599,027         0.75(c)(f)          4.30(c)        8
       (0.45)         10.51        11.56           610,558         0.75(f)             4.61           9
       (0.45)          9.85        (5.52)          553,120         0.77(f)             4.30           2
       (0.45)         10.88         2.45           594,039         0.77(f)             4.19          21

      $(0.38)        $10.84         2.75%         $  2,872         1.45%(f)            3.70%         12%
       (0.37)         10.94         7.85             5,267         1.45(c)(f)          3.61(c)        8
       (0.38)         10.50        10.80             8,845         1.45(f)             3.93           9
       (0.38)          9.84        (6.18)           16,413         1.47(f)             3.57           2
       (0.38)         10.87         1.65            43,581         1.47(f)             3.48          21

      $(0.38)        $10.83         2.75%         $106,547         1.45%(f)            3.69%         12%
       (0.37)         10.93         7.75           117,354         1.45(c)(f)          3.60(c)        8
       (0.38)         10.50        10.79           118,726         1.45(f)             3.91           9
       (0.38)          9.84        (6.28)          101,126         1.47(f)             3.60           2
       (0.38)         10.88         1.73           111,697         1.47(f)             3.49          21

      $(0.49)        $10.84         3.78%         $ 23,338         0.45%(f)            4.65%         12%
       (0.48)         10.94         8.82            13,614         0.45(c)(f)          4.59(c)        8
       (0.48)         10.51        11.89             8,455         0.45(f)             4.80           9
       (0.11)          9.85        (5.20)            1,735         0.47(f)+++          4.98+++        2
-----------------------------------------------------------------------------------------------------------

                                                                             89

                                     INCOME FROM INVESTMENT OPERATIONS   LESS DIVIDENDS AND DISTRIBUTIONS
                                   ---------------------------------     -------------------------------
                                                NET GAINS
                                               OR LOSSES ON
                         NET ASSET     NET     INVESTMENTS               DIVIDENDS
                          VALUE,   INVESTMENT     (BOTH     TOTAL FROM    FROM NET      DISTRIBUTIONS
                         BEGINNING   INCOME    REALIZED AND INVESTMENT   INVESTMENT     FROM CAPITAL
FISCAL YEAR OR PERIOD    OF PERIOD (LOSS) +(a) UNREALIZED)  OPERATIONS     INCOME           GAINS
---------------------------------------------------------------------------------------------------------
ARIZONA PORTFOLIO
CLASS A
Year ended 9/30/11        $11.17      $0.45       $(0.13)     $ 0.32       $(0.46)         $(0.08)
Year ended 9/30/10         11.02       0.44         0.15        0.59        (0.44)           0.00
Year ended 9/30/09         10.28       0.45         0.74        1.19        (0.45)           0.00
Year ended 9/30/08         10.93       0.44        (0.65)      (0.21)       (0.44)           0.00
Year ended 9/30/07         11.07       0.44        (0.14)       0.30        (0.44)           0.00

CLASS B
Year ended 9/30/11        $11.15      $0.38       $(0.14)     $ 0.24       $(0.38)         $(0.08)
Year ended 9/30/10         11.01       0.37         0.14        0.51        (0.37)           0.00
Year ended 9/30/09         10.26       0.38         0.75        1.13        (0.38)           0.00
Year ended 9/30/08         10.91       0.36        (0.65)      (0.29)       (0.36)           0.00
Year ended 9/30/07         11.05       0.37        (0.15)       0.22        (0.36)           0.00

CLASS C
Year ended 9/30/11        $11.15      $0.38       $(0.14)     $ 0.24       $(0.38)         $(0.08)
Year ended 9/30/10         11.01       0.37         0.14        0.51        (0.37)           0.00
Year ended 9/30/09         10.26       0.38         0.75        1.13        (0.38)           0.00
Year ended 9/30/08         10.91       0.36        (0.65)      (0.29)       (0.36)           0.00
Year ended 9/30/07         11.05       0.37        (0.14)       0.23        (0.37)           0.00

MASSACHUSETTS PORTFOLIO
CLASS A
Year ended 9/30/11        $11.32      $0.38       $(0.02)+    $ 0.36       $(0.40)         $ 0.00
Year ended 9/30/10         11.08       0.39         0.26        0.65        (0.41)           0.00
Year ended 9/30/09         10.36       0.42         0.74        1.16        (0.44)           0.00
Year ended 9/30/08         10.81       0.42        (0.43)      (0.01)***    (0.44)           0.00
Year ended 9/30/07         10.94       0.44        (0.13)       0.31        (0.44)           0.00

CLASS B
Year ended 9/30/11        $11.29      $0.30       $(0.01)+    $ 0.29       $(0.33)         $ 0.00
Year ended 9/30/10         11.06       0.31         0.25        0.56        (0.33)           0.00
Year ended 9/30/09         10.34       0.34         0.75        1.09        (0.37)           0.00
Year ended 9/30/08         10.79       0.34        (0.43)      (0.09)***    (0.36)           0.00
Year ended 9/30/07         10.92       0.37        (0.13)       0.24        (0.37)           0.00

CLASS C
Year ended 9/30/11        $11.30      $0.31       $(0.02)+    $ 0.29       $(0.33)         $ 0.00
Year ended 9/30/10         11.06       0.31         0.26        0.57        (0.33)           0.00
Year ended 9/30/09         10.34       0.34         0.75        1.09        (0.37)           0.00
Year ended 9/30/08         10.79       0.34        (0.43)      (0.09)***    (0.36)           0.00
Year ended 9/30/07         10.92       0.37        (0.13)       0.24        (0.37)           0.00

MICHIGAN PORTFOLIO
CLASS A
Year ended 9/30/11        $10.89      $0.41       $(0.11)     $ 0.30       $(0.43)         $ 0.00
Year ended 9/30/10         10.79       0.39         0.13        0.52***     (0.42)           0.00
Year ended 9/30/09         10.11       0.40         0.70        1.10        (0.42)           0.00
Year ended 9/30/08         10.74       0.40        (0.60)      (0.20)       (0.41)          (0.02)
Year ended 9/30/07         10.91       0.42        (0.12)       0.30        (0.42)          (0.05)

CLASS B
Year ended 9/30/11        $10.87      $0.34       $(0.10)     $ 0.24       $(0.37)         $ 0.00
Year ended 9/30/10         10.77       0.32         0.12        0.44***     (0.34)           0.00
Year ended 9/30/09         10.09       0.33         0.70        1.03        (0.35)           0.00
Year ended 9/30/08         10.72       0.32        (0.59)      (0.27)       (0.34)          (0.02)
Year ended 9/30/07         10.89       0.34        (0.12)       0.22        (0.34)          (0.05)

CLASS C
Year ended 9/30/11        $10.87      $0.33       $(0.09)     $ 0.24       $(0.36)         $ 0.00
Year ended 9/30/10         10.78       0.32         0.11        0.43***     (0.34)           0.00
Year ended 9/30/09         10.09       0.33         0.71        1.04        (0.35)           0.00
Year ended 9/30/08         10.73       0.33        (0.61)      (0.28)       (0.34)          (0.02)
Year ended 9/30/07         10.89       0.34        (0.11)       0.23        (0.34)          (0.05)
---------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 98.

90

LESS DISTRIBUTIONS                                       RATIOS/SUPPLEMENTAL DATA
------------------                             -----------------------------------------

                                                                 RATIO OF     RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                     NET ASSETS,     EXPENSES     INCOME/(LOSS) PORTFOLIO
       AND         VALUE, END                   END OF PERIOD   TO AVERAGE     TO AVERAGE   TURNOVER
  DISTRIBUTIONS    OF PERIOD  TOTAL RETURN (b) (000'S OMITTED) NET ASSETS *   NET ASSETS +    RATE
-----------------------------------------------------------------------------------------------------
      $(0.54)        $10.95         3.07%         $134,466         0.78%(g)       4.22%         2%
       (0.44)         11.17         5.55           159,374         0.78(c)(g)     4.06(c)      10
       (0.45)         11.02        11.97           172,697         0.78(g)        4.38          7
       (0.44)         10.28        (2.08)          166,997         0.78(g)        4.02         25
       (0.44)         10.93         2.78           141,882         0.78(g)        4.03          8

      $(0.46)        $10.93         2.36%         $  2,330         1.48%(g)       3.53%         2%
       (0.37)         11.15         4.74             4,535         1.48(c)(g)     3.37(c)      10
       (0.38)         11.01        11.32             7,409         1.48(g)        3.70          7
       (0.36)         10.26        (2.76)           14,485         1.48(g)        3.32         25
       (0.36)         10.91         2.07            36,136         1.48(g)        3.33          8

      $(0.46)        $10.93         2.35%         $ 32,103         1.48%(g)       3.53%         2%
       (0.37)         11.15         4.74            37,623         1.48(c)(g)     3.37(c)      10
       (0.38)         11.01        11.32            34,975         1.48(g)        3.68          7
       (0.36)         10.26        (2.76)           30,000         1.48(g)        3.33         25
       (0.37)         10.91         2.07            26,474         1.48(g)        3.34          8

      $(0.40)        $11.28         3.38%         $215,025         0.82%(h)       3.51%        15%
       (0.41)         11.32         6.02           192,427         0.82(c)(h)     3.50(c)      14
       (0.44)         11.08        11.50           158,368         0.82(h)        3.96          7
       (0.44)         10.36        (0.22)          109,951         0.82(h)        3.90         32
       (0.44)         10.81         2.92            74,341         0.82(h)        4.08         11

      $(0.33)        $11.25         2.68%         $  3,086         1.52%(h)       2.81%        15%
       (0.33)         11.29         5.21             4,725         1.52(c)(h)     2.82(c)      14
       (0.37)         11.06        10.75             7,600         1.52(h)        3.29          7
       (0.36)         10.34        (0.91)           13,477         1.52(h)        3.23         32
       (0.37)         10.79         2.21            25,209         1.52(h)        3.38         11

      $(0.33)        $11.26         2.67%         $ 58,968         1.52%(h)       2.81%        15%
       (0.33)         11.30         5.29            65,011         1.52(c)(h)     2.80(c)      14
       (0.37)         11.06        10.75            45,510         1.52(h)        3.27          7
       (0.36)         10.34        (0.91)           36,834         1.52(h)        3.22         32
       (0.37)         10.79         2.22            34,479         1.52(h)        3.39         11

      $(0.43)        $10.76         2.92%         $ 66,033         1.01%(i)       3.84%         3%
       (0.42)         10.89         4.92            73,445         1.01(c)(i)     3.67(c)       5
       (0.42)         10.79        11.18            73,799         1.01(i)        3.93         11
       (0.43)         10.11        (1.97)           67,798         1.01(i)        3.77         13
       (0.47)         10.74         2.75            63,989         1.01(i)        3.87          2

      $(0.37)        $10.74         2.27%         $  1,460         1.71%(i)       3.16%         3%
       (0.34)         10.87         4.17             3,235         1.71(c)(i)     2.99(c)       5
       (0.35)         10.77        10.45             5,424         1.71(i)        3.25         11
       (0.36)         10.09        (2.65)           10,378         1.71(i)        3.08         13
       (0.39)         10.72         2.04            20,524         1.71(i)        3.17          2

      $(0.36)        $10.75         2.30%         $ 28,813         1.71%(i)       3.15%         3%
       (0.34)         10.87         4.10            35,777         1.71(c)(i)     2.97(c)       5
       (0.35)         10.78        10.54            35,905         1.71(i)        3.24         11
       (0.36)         10.09        (2.74)           34,290         1.71(i)        3.08         13
       (0.39)         10.73         2.13            37,755         1.71(i)        3.17          2
-----------------------------------------------------------------------------------------------------

                                                                             91

                                INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------  --------------------------------
                                            NET GAINS
                                           OR LOSSES ON
                     NET ASSET     NET     INVESTMENTS             DIVIDENDS
                      VALUE,   INVESTMENT     (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME    REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) +(a) UNREALIZED)  OPERATIONS   INCOME           GAINS
---------------------------------------------------------------------------------------------------
MINNESOTA PORTFOLIO
CLASS A
Year ended 9/30/11    $10.35      $0.35       $ 0.01+     $ 0.36     $(0.36)          $0.00
Year ended 9/30/10     10.17       0.32         0.19        0.51      (0.33)           0.00
Year ended 9/30/09      9.51       0.37         0.67        1.04      (0.38)           0.00
Year ended 9/30/08     10.05       0.39        (0.53)      (0.14)     (0.40)           0.00
Year ended 9/30/07     10.20       0.41        (0.15)       0.26      (0.41)           0.00

CLASS B
Year ended 9/30/11    $10.35      $0.28       $ 0.01+     $ 0.29     $(0.29)          $0.00
Year ended 9/30/10     10.17       0.25         0.19        0.44      (0.26)           0.00
Year ended 9/30/09      9.51       0.30         0.67        0.97      (0.31)           0.00
Year ended 9/30/08     10.05       0.32        (0.53)      (0.21)     (0.33)           0.00
Year ended 9/30/07     10.20       0.34        (0.15)       0.19      (0.34)           0.00

CLASS C
Year ended 9/30/11    $10.36      $0.28       $ 0.01+     $ 0.29     $(0.29)          $0.00
Year ended 9/30/10     10.18       0.24         0.20        0.44      (0.26)           0.00
Year ended 9/30/09      9.52       0.30         0.67        0.97      (0.31)           0.00
Year ended 9/30/08     10.06       0.32        (0.53)      (0.21)     (0.33)           0.00
Year ended 9/30/07     10.21       0.34        (0.15)       0.19      (0.34)           0.00

NEW JERSEY PORTFOLIO
CLASS A
Year ended 9/30/11    $ 9.82      $0.39       $(0.11)     $ 0.28     $(0.39)          $0.00
Year ended 9/30/10      9.55       0.39         0.28        0.67      (0.40)           0.00
Year ended 9/30/09      9.13       0.40         0.43        0.83      (0.41)           0.00
Year ended 9/30/08      9.76       0.40        (0.63)      (0.23)     (0.40)           0.00
Year ended 9/30/07      9.93       0.42        (0.17)       0.25      (0.42)           0.00

CLASS B
Year ended 9/30/11    $ 9.82      $0.32       $(0.10)     $ 0.22     $(0.33)          $0.00
Year ended 9/30/10      9.55       0.32         0.28        0.60      (0.33)           0.00
Year ended 9/30/09      9.13       0.34         0.43        0.77      (0.35)           0.00
Year ended 9/30/08      9.76       0.33        (0.62)      (0.29)     (0.34)           0.00
Year ended 9/30/07      9.93       0.35        (0.17)       0.18      (0.35)           0.00

CLASS C
Year ended 9/30/11    $ 9.82      $0.32       $(0.09)     $ 0.23     $(0.33)          $0.00
Year ended 9/30/10      9.56       0.32         0.27        0.59      (0.33)           0.00
Year ended 9/30/09      9.13       0.34         0.44        0.78      (0.35)           0.00
Year ended 9/30/08      9.76       0.33        (0.62)      (0.29)     (0.34)           0.00
Year ended 9/30/07      9.93       0.35        (0.17)       0.18      (0.35)           0.00

NEW YORK PORTFOLIO
CLASS A
Year ended 10/31/11   $10.01      $0.38       $(0.04)     $ 0.34     $(0.38)          $0.00
Year ended 10/31/10     9.69       0.37         0.32        0.69      (0.37)           0.00
Year ended 10/31/09     9.01       0.38         0.68        1.06      (0.38)           0.00
Year ended 10/31/08     9.82       0.40        (0.81)      (0.41)     (0.40)           0.00
Year ended 10/31/07     9.97       0.41        (0.15)       0.26      (0.41)           0.00

CLASS B
Year ended 10/31/11   $10.00      $0.31       $(0.04)     $ 0.27     $(0.31)          $0.00
Year ended 10/31/10     9.68       0.30         0.32        0.62      (0.30)           0.00
Year ended 10/31/09     9.00       0.32         0.68        1.00      (0.32)           0.00
Year ended 10/31/08     9.80       0.33        (0.79)      (0.46)     (0.34)           0.00
Year ended 10/31/07     9.96       0.34        (0.16)       0.18      (0.34)           0.00

CLASS C
Year ended 10/31/11   $10.01      $0.31       $(0.05)     $ 0.26     $(0.31)          $0.00
Year ended 10/31/10     9.68       0.30         0.33        0.63      (0.30)           0.00
Year ended 10/31/09     9.01       0.31         0.68        0.99      (0.32)           0.00
Year ended 10/31/08     9.81       0.33        (0.79)      (0.46)     (0.34)           0.00
Year ended 10/31/07     9.96       0.34        (0.15)       0.19      (0.34)           0.00

ADVISOR CLASS
Year ended 10/31/11   $10.01      $0.41       $(0.04)     $ 0.37     $(0.41)          $0.00
Year ended 10/31/10     9.69       0.40         0.32        0.72      (0.40)           0.00
Year ended 10/31/09     9.02       0.41         0.67        1.08      (0.41)           0.00
August 6, 2008++ to
 October 31, 2008       9.60       0.08        (0.56)      (0.48)     (0.10)           0.00
---------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 98.

92

LESS DISTRIBUTIONS                                       RATIOS/SUPPLEMENTAL DATA
------------------                             -----------------------------------------

                                                                 RATIO OF     RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                     NET ASSETS,     EXPENSES     INCOME/(LOSS) PORTFOLIO
       AND         VALUE, END                   END OF PERIOD   TO AVERAGE     TO AVERAGE   TURNOVER
  DISTRIBUTIONS    OF PERIOD  TOTAL RETURN (b) (000'S OMITTED) NET ASSETS *   NET ASSETS +    RATE
-----------------------------------------------------------------------------------------------------
      $(0.36)        $10.35         3.68%         $ 86,705         0.90%(j)       3.48%        10%
       (0.33)         10.35         5.10           107,206         0.90(c)(j)     3.11(c)      22
       (0.38)         10.17        11.20            93,916         0.90(j)        3.79          1
       (0.40)          9.51        (1.53)           78,064         0.90(j)        3.93          7
       (0.41)         10.05         2.58            73,400         0.90(j)        4.03          1

      $(0.29)        $10.35         2.96%         $    440         1.60%(j)       2.77%        10%
       (0.26)         10.35         4.39               676         1.60(c)(j)     2.45(c)      22
       (0.31)         10.17        10.43             1,165         1.60(j)        3.19          1
       (0.33)          9.51        (2.21)            2,805         1.60(j)        3.21          7
       (0.34)         10.05         1.86             6,571         1.60(j)        3.33          1

      $(0.29)        $10.36         2.95%         $ 20,838         1.60%(j)       2.79%        10%
       (0.26)         10.36         4.37            22,240         1.60(c)(j)     2.41(c)      22
       (0.31)         10.18        10.42            18,729         1.60(j)        3.07          1
       (0.33)          9.52        (2.21)           14,192         1.60(j)        3.22          7
       (0.34)         10.06         1.86            13,818         1.60(j)        3.33          1

      $(0.39)        $ 9.71         3.08%         $118,468         0.87%(k)       4.09%         0%++
       (0.40)          9.82         7.17           129,078         0.87(c)(k)     4.08(c)       9
       (0.41)          9.55         9.45           130,515         0.87(k)        4.48          8
       (0.40)          9.13        (2.46)          116,562         0.87(k)        4.15         32
       (0.42)          9.76         2.52           101,138         0.87(k)        4.23          6

      $(0.33)        $ 9.71         2.37%         $  2,982         1.57%(k)       3.39%         0%++
       (0.33)          9.82         6.43             4,878         1.57(c)(k)     3.37(c)       9
       (0.35)          9.55         8.69             8,174         1.57(k)        3.82          8
       (0.34)          9.13        (3.14)           13,898         1.57(k)        3.44         32
       (0.35)          9.76         1.80            27,275         1.57(k)        3.52          6

      $(0.33)        $ 9.72         2.47%         $ 34,224         1.57%(k)       3.39%         0%++
       (0.33)          9.82         6.31            38,765         1.57(c)(k)     3.38(c)       9
       (0.35)          9.56         8.81            35,544         1.57(k)        3.78          8
       (0.34)          9.13        (3.14)           32,332         1.57(k)        3.44         32
       (0.35)          9.76         1.80            33,031         1.57(k)        3.52          6

      $(0.38)        $ 9.97         3.56%         $493,133         0.75%(l)       3.90%         7%
       (0.37)         10.01         7.26           516,566         0.75(c)(l)     3.76(c)       5
       (0.38)          9.69        12.03           444,600         0.72(l)        4.09          2
       (0.40)          9.01        (4.31)          368,524         0.58(l)        4.17         10
       (0.41)          9.82         2.62           356,989         0.58(l)        4.12          5

      $(0.31)        $ 9.96         2.85%         $ 14,134         1.45%(l)       3.22%         7%
       (0.30)         10.00         6.53            24,682         1.45(c)(l)     3.08(c)       5
       (0.32)          9.68        11.28            36,520         1.42(l)        3.43          2
       (0.34)          9.00        (4.88)           46,000         1.28(l)        3.46         10
       (0.34)          9.80         1.82            74,342         1.28(l)        3.42          5

      $(0.31)        $ 9.96         2.74%         $ 79,223         1.45%(l)       3.20%         7%
       (0.30)         10.01         6.62            90,789         1.45(c)(l)     3.05(c)       5
       (0.32)          9.68        11.14            67,718         1.42(l)        3.38          2
       (0.34)          9.01        (4.88)           49,821         1.28(l)        3.47         10
       (0.34)          9.81         1.91            46,305         1.28(l)        3.43          5

      $(0.41)        $ 9.97         3.87%         $ 11,169         0.45%(l)       4.21%         7%
       (0.40)         10.01         7.58            13,028         0.45(c)(l)     4.03(c)       5
       (0.41)          9.69        12.25             7,584         0.42(l)        4.37          2
       (0.10)          9.02        (4.98)            4,868         0.28(l)+++     4.95+++      10
-----------------------------------------------------------------------------------------------------

                                                                             93

                                  INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                                 ----------------------------------  -------------------------------
                                              NET GAINS
                                             OR LOSSES ON
                       NET ASSET     NET     INVESTMENTS             DIVIDENDS
                        VALUE,   INVESTMENT     (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR         BEGINNING   INCOME    REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD                 OF PERIOD (LOSS) +(a) UNREALIZED)  OPERATIONS   INCOME           GAINS
-----------------------------------------------------------------------------------------------------
OHIO PORTFOLIO
CLASS A
Year ended 9/30/11      $10.22      $0.37       $(0.01)     $ 0.36     $(0.37)         $ 0.00
Year ended 9/30/10       10.12       0.37         0.11        0.48      (0.38)           0.00
Year ended 9/30/09        9.44       0.40         0.69        1.09      (0.41)           0.00
Year ended 9/30/08       10.06       0.40        (0.62)      (0.22)     (0.40)           0.00
Year ended 9/30/07       10.16       0.40        (0.10)       0.30      (0.40)           0.00

CLASS B
Year ended 9/30/11      $10.21      $0.29       $ 0.01+     $ 0.30     $(0.31)         $ 0.00
Year ended 9/30/10       10.11       0.30         0.11        0.41      (0.31)           0.00
Year ended 9/30/09        9.43       0.33         0.69        1.02      (0.34)           0.00
Year ended 9/30/08       10.05       0.32        (0.61)      (0.29)     (0.33)           0.00
Year ended 9/30/07       10.15       0.33        (0.10)       0.23      (0.33)           0.00

CLASS C
Year ended 9/30/11      $10.21      $0.30       $ 0.00+#    $ 0.30     $(0.31)         $ 0.00
Year ended 9/30/10       10.12       0.30         0.10        0.40      (0.31)           0.00
Year ended 9/30/09        9.43       0.33         0.70        1.03      (0.34)           0.00
Year ended 9/30/08       10.06       0.33        (0.63)      (0.30)     (0.33)           0.00
Year ended 9/30/07       10.16       0.33        (0.10)       0.23      (0.33)           0.00

PENNSYLVANIA PORTFOLIO
CLASS A
Year ended 9/30/11      $10.55      $0.40       $(0.03)     $ 0.37     $(0.40)         $(0.09)
Year ended 9/30/10       10.28       0.40         0.27        0.67      (0.40)           0.00
Year ended 9/30/09        9.75       0.41         0.53        0.94      (0.41)           0.00
Year ended 9/30/08       10.44       0.41        (0.69)      (0.28)     (0.41)           0.00
Year ended 9/30/07       10.58       0.41        (0.14)       0.27      (0.41)           0.00

CLASS B
Year ended 9/30/11      $10.55      $0.32       $(0.02)     $ 0.30     $(0.33)         $(0.09)
Year ended 9/30/10       10.28       0.33         0.27        0.60      (0.33)           0.00
Year ended 9/30/09        9.75       0.34         0.53        0.87      (0.34)           0.00
Year ended 9/30/08       10.44       0.34        (0.69)      (0.35)     (0.34)           0.00
Year ended 9/30/07       10.58       0.34        (0.14)       0.20      (0.34)           0.00

CLASS C
Year ended 9/30/11      $10.55      $0.32       $(0.01)     $ 0.31     $(0.33)         $(0.09)
Year ended 9/30/10       10.28       0.33         0.27        0.60      (0.33)           0.00
Year ended 9/30/09        9.75       0.34         0.53        0.87      (0.34)           0.00
Year ended 9/30/08       10.44       0.34        (0.69)      (0.35)     (0.34)           0.00
Year ended 9/30/07       10.58       0.34        (0.14)       0.20      (0.34)           0.00

VIRGINIA PORTFOLIO
CLASS A
Year ended 9/30/11      $11.07      $0.41       $ 0.09      $ 0.50     $(0.43)         $(0.02)
Year ended 9/30/10       10.84       0.39         0.24        0.63      (0.40)           0.00
Year ended 9/30/09       10.01       0.42         0.85        1.27      (0.44)           0.00
Year ended 9/30/08       10.68       0.43        (0.66)      (0.23)     (0.44)           0.00
Year ended 9/30/07       10.84       0.45        (0.16)       0.29      (0.45)           0.00

CLASS B
Year ended 9/30/11      $11.05      $0.34       $ 0.08      $ 0.42     $(0.35)         $(0.02)
Year ended 9/30/10       10.82       0.32         0.24        0.56      (0.33)           0.00
Year ended 9/30/09        9.99       0.35         0.85        1.20      (0.37)           0.00
Year ended 9/30/08       10.66       0.35        (0.66)      (0.31)     (0.36)           0.00
Year ended 9/30/07       10.82       0.38        (0.17)       0.21      (0.37)           0.00

CLASS C
Year ended 9/30/11      $11.04      $0.34       $ 0.08      $ 0.42     $(0.35)         $(0.02)
Year ended 9/30/10       10.81       0.32         0.24        0.56      (0.33)           0.00
Year ended 9/30/09        9.98       0.35         0.85        1.20      (0.37)           0.00
Year ended 9/30/08       10.66       0.36        (0.68)      (0.32)     (0.36)           0.00
Year ended 9/30/07       10.81       0.38        (0.16)       0.22      (0.37)           0.00
-----------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 98.

94

LESS DISTRIBUTIONS                                       RATIOS/SUPPLEMENTAL DATA
------------------                             -----------------------------------------

                                                                 RATIO OF     RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                     NET ASSETS,     EXPENSES     INCOME/(LOSS) PORTFOLIO
       AND         VALUE, END                   END OF PERIOD   TO AVERAGE     TO AVERAGE   TURNOVER
  DISTRIBUTIONS    OF PERIOD  TOTAL RETURN (b) (000'S OMITTED) NET ASSETS *   NET ASSETS +    RATE
-----------------------------------------------------------------------------------------------------
      $(0.37)        $10.21         3.71%         $106,356         0.85%(m)       3.65%         8%
       (0.38)         10.22         4.89           120,702         0.85(c)(m)     3.72(c)       3
       (0.41)         10.12        11.84           112,101         0.85(m)        4.18          3
       (0.40)          9.44        (2.33)          101,481         0.85(m)        3.97          7
       (0.40)         10.06         3.05            93,801         0.85(m)        4.00          4

      $(0.31)        $10.20         3.00%         $  3,082         1.55%(m)       2.94%         8%
       (0.31)         10.21         4.18             4,991         1.55(c)(m)     3.03(c)       3
       (0.34)         10.11        11.08             8,294         1.55(m)        3.50          3
       (0.33)          9.43        (3.02)           16,192         1.55(m)        3.26          7
       (0.33)         10.05         2.34            29,436         1.55(m)        3.30          4

      $(0.31)        $10.20         2.99%         $ 41,520         1.55%(m)       2.96%         8%
       (0.31)         10.21         4.06            44,272         1.55(c)(m)     3.02(c)       3
       (0.34)         10.12        11.19            41,008         1.55(m)        3.48          3
       (0.33)          9.43        (3.11)           37,446         1.55(m)        3.27          7
       (0.33)         10.06         2.33            40,087         1.55(m)        3.31          4

      $(0.49)        $10.43         3.75%         $101,432         0.95%(n)       3.90%         6%
       (0.40)         10.55         6.67           104,928         0.95(c)(n)     3.88(c)      17
       (0.41)         10.28        10.00           103,024         0.95(n)        4.25          9
       (0.41)          9.75        (2.80)           93,096         0.95(n)        3.99          9
       (0.41)         10.44         2.60            92,626         0.95(n)        3.92          8

      $(0.42)        $10.43         3.03%         $  3,164         1.65%(n)       3.19%         6%
       (0.33)         10.55         5.93             4,642         1.65(c)(n)     3.18(c)      17
       (0.34)         10.28         9.24             7,135         1.65(n)        3.57          9
       (0.34)          9.75        (3.48)           11,245         1.65(n)        3.27          9
       (0.34)         10.44         1.89            21,329         1.65(n)        3.21          8

      $(0.42)        $10.44         3.13%         $ 25,694         1.65%(n)       3.19%         6%
       (0.33)         10.55         5.93            28,671         1.65(c)(n)     3.17(c)      17
       (0.34)         10.28         9.24            28,583         1.65(n)        3.55          9
       (0.34)          9.75        (3.48)           30,194         1.65(n)        3.29          9
       (0.34)         10.44         1.89            31,295         1.65(n)        3.22          8

      $(0.45)        $11.12         4.72%         $189,326         0.72%(o)       3.84%        24%
       (0.40)         11.07         6.00           204,517         0.72(c)(o)     3.64(c)       8
       (0.44)         10.84        13.03           178,412         0.72(o)        4.17          9
       (0.44)         10.01        (2.33)          141,216         0.72(o)        4.07         26
       (0.45)         10.68         2.72           119,858         0.72(o)        4.19         15

      $(0.37)        $11.10         4.01%         $  3,132         1.42%(o)       3.15%        24%
       (0.33)         11.05         5.29             4,752         1.42(c)(o)     2.96(c)       8
       (0.37)         10.82        12.27             6,578         1.42(o)        3.55          9
       (0.36)          9.99        (3.02)           11,582         1.42(o)        3.37         26
       (0.37)         10.66         2.01            23,486         1.42(o)        3.49         15

      $(0.37)        $11.09         4.01%         $ 61,044         1.42%(o)       3.14%        24%
       (0.33)         11.04         5.29            59,844         1.42(c)(o)     2.95(c)       8
       (0.37)         10.81        12.28            49,137         1.42(o)        3.48          9
       (0.36)          9.98        (3.11)           36,517         1.42(o)        3.38         26
       (0.37)         10.66         2.11            35,516         1.42(o)        3.50         15
-----------------------------------------------------------------------------------------------------

                                                                             95

                                                       INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                                                       ---------------------------------- -------------------------------
                                                                   NET GAINS
                                                                  OR LOSSES ON
                                             NET ASSET    NET     INVESTMENTS             DIVIDENDS
                                              VALUE,   INVESTMENT    (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR                               BEGINNING   INCOME   REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD                                       OF PERIOD (LOSS) (a) UNREALIZED)  OPERATIONS   INCOME           GAINS
--------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
CLASS A
Year ended 9/30/11                            $14.75     $0.41       $ (.01)     $0.40      $(0.42)         $(0.07)
Year ended 9/30/10                             14.54      0.41         0.24       0.65       (0.42)          (0.02)
Year ended 9/30/09                             13.81      0.44         0.74       1.18       (0.44)          (0.01)
Year ended 9/30/08                             14.01      0.44        (0.20)      0.24       (0.44)           0.00
Year ended 9/30/07                             14.03      0.42        (0.02)      0.40       (0.42)           0.00

CLASS B
Year ended 9/30/11                            $14.76     $0.30       $ (.02)     $0.28      $(0.31)         $(0.07)
Year ended 9/30/10                             14.54      0.31         0.24       0.55       (0.31)          (0.02)
Year ended 9/30/09                             13.82      0.34         0.73       1.07       (0.34)          (0.01)
Year ended 9/30/08                             14.01      0.34        (0.19)      0.15       (0.34)           0.00
Year ended 9/30/07                             14.03      0.32        (0.02)      0.30       (0.32)           0.00

CLASS C
Year ended 9/30/11                            $14.75     $0.31       $ (.02)     $0.29      $(0.31)         $(0.07)
Year ended 9/30/10                             14.54      0.31         0.24       0.55       (0.32)          (0.02)
Year ended 9/30/09                             13.81      0.34         0.74       1.08       (0.34)          (0.01)
Year ended 9/30/08                             14.01      0.34        (0.20)      0.14       (0.34)           0.00
Year ended 9/30/07                             14.03      0.32        (0.02)      0.30       (0.32)           0.00

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
CLASS A
Year ended 9/30/11                            $14.84     $0.42       $(0.07)     $0.35      $(0.42)         $(0.15)
Year ended 9/30/10                             14.55      0.43         0.33       0.76       (0.43)          (0.04)
Year ended 9/30/09                             13.96      0.44         0.63       1.07       (0.44)          (0.04)
Year ended 9/30/08                             14.18      0.44        (0.22)      0.22       (0.44)           0.00
Year ended 9/30/07                             14.20      0.42        (0.02)      0.40       (0.42)           0.00

CLASS B
Year ended 9/30/11                            $14.84     $0.32       $(0.07)     $0.25      $(0.32)         $(0.15)
Year ended 9/30/10                             14.55      0.32         0.34       0.66       (0.33)          (0.04)
Year ended 9/30/09                             13.97      0.34         0.62       0.96       (0.34)          (0.04)
Year ended 9/30/08                             14.18      0.34        (0.21)      0.13       (0.34)           0.00
Year ended 9/30/07                             14.21      0.32        (0.03)      0.29       (0.32)           0.00

CLASS C
Year ended 9/30/11                            $14.84     $0.32       $(0.07)     $0.25      $(0.32)         $(0.15)
Year ended 9/30/10                             14.55      0.33         0.33       0.66       (0.33)          (0.04)
Year ended 9/30/09                             13.96      0.34         0.63       0.97       (0.34)          (0.04)
Year ended 9/30/08                             14.18      0.34        (0.22)      0.12       (0.34)           0.00
Year ended 9/30/07                             14.20      0.32        (0.02)      0.30       (0.32)           0.00

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
CLASS A
Year ended 9/30/11                            $14.52     $0.41       $(0.06)     $0.35      $(0.41)         $(0.05)
Year ended 9/30/10                             14.35      0.40         0.20       0.60       (0.40)          (0.03)
Year ended 9/30/09                             13.60      0.42         0.79       1.21       (0.42)          (0.04)
Year ended 9/30/08                             13.83      0.43        (0.23)      0.20       (0.43)           0.00
Year ended 9/30/07                             13.85      0.43        (0.02)      0.41       (0.43)           0.00

CLASS B
Year ended 9/30/11                            $14.51     $0.30       $(0.06)     $0.24      $(0.30)         $(0.05)
Year ended 9/30/10                             14.35      0.30         0.19       0.49       (0.30)          (0.03)
Year ended 9/30/09                             13.60      0.33         0.79       1.12       (0.33)          (0.04)
Year ended 9/30/08                             13.82      0.33        (0.21)      0.12       (0.34)           0.00
Year ended 9/30/07                             13.85      0.34        (0.03)      0.31       (0.34)           0.00

CLASS C
Year ended 9/30/11                            $14.52     $0.31       $(0.06)     $0.25      $(0.31)         $(0.05)
Year ended 9/30/10                             14.35      0.30         0.20       0.50       (0.30)          (0.03)
Year ended 9/30/09                             13.60      0.32         0.80       1.12       (0.33)          (0.04)
Year ended 9/30/08                             13.83      0.33        (0.23)      0.10       (0.33)           0.00
Year ended 9/30/07                             13.85      0.33        (0.02)      0.31       (0.33)           0.00
--------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 98.

96

LESS DISTRIBUTIONS                                     RATIOS/SUPPLEMENTAL DATA
------------------                             -------------------------------------

                                                                RATIO OF   RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                     NET ASSETS,    EXPENSES   INCOME/(LOSS) PORTFOLIO
       AND         VALUE, END                   END OF PERIOD  TO AVERAGE   TO AVERAGE   TURNOVER
  DISTRIBUTIONS    OF PERIOD  TOTAL RETURN (b) (000'S OMITTED) NET ASSETS*  NET ASSETS     RATE
--------------------------------------------------------------------------------------------------
      $(0.49)        $14.66         2.79%         $535,805        0.79%        2.83%        18%
       (0.44)         14.75         4.55           346,040        0.79(c)      2.82(c)      21
       (0.45)         14.54         8.74           114,769        0.82         3.11         12
       (0.44)         13.81         1.70            46,537        0.82         3.13         28
       (0.42)         14.01         2.90            30,378        0.88(c)      3.02(c)      18

      $(0.38)        $14.66         1.97%         $    817        1.53%        2.12%        18%
       (0.33)         14.76         3.87             1,556        1.53(c)      2.14(c)      21
       (0.35)         14.54         7.91             3,333        1.56         2.43         12
       (0.34)         13.82         1.08            11,674        1.53         2.43         28
       (0.32)         14.01         2.19            23,751        1.58         2.32(c)      18

      $(0.38)        $14.66         2.07%         $111,400        1.49%        2.14%        18%
       (0.34)         14.75         3.82            96,996        1.50(c)      2.13(c)      21
       (0.35)         14.54         7.99            46,061        1.53         2.42         12
       (0.34)         13.81         1.00            32,593        1.53         2.43         28
       (0.32)         14.01         2.19            35,864        1.58(c)      2.32(c)      18

      $(0.57)        $14.62         2.50%         $ 59,978        0.88%        2.94%        14%
       (0.47)         14.84         5.36            49,944        0.87(c)      2.97(c)      33
       (0.48)         14.55         7.82            41,130        0.89         3.11         14
       (0.44)         13.96         1.55            29,827        0.90         3.10         26
       (0.42)         14.18         2.87            20,163        0.92(c)      2.98(c)      27

      $(0.47)        $14.62         1.79%         $    160        1.59%(c)     2.23%(c)     14%
       (0.37)         14.84         4.62               491        1.61         2.26         33
       (0.38)         14.55         7.00             1,873        1.61         2.42         14
       (0.34)         13.97         0.92             6,380        1.60         2.40         26
       (0.32)         14.18         2.08            10,293        1.62(c)      2.27(c)      27

      $(0.47)        $14.62         1.79%         $ 20,163        1.59%        2.23%        14%
       (0.37)         14.84         4.64            21,612        1.58(c)      2.28(c)      33
       (0.38)         14.55         7.08            18,717        1.60         2.42         14
       (0.34)         13.96         0.84            17,416        1.60         2.40         26
       (0.32)         14.18         2.15            17,202        1.62(c)      2.28(c)      27

      $(0.46)        $14.41         2.50%         $183,641        0.84%        2.86%        14%
       (0.43)         14.52         4.28           161,499        0.85(c)      2.78(c)      18
       (0.46)         14.35         9.15            67,472        0.87         3.05         19
       (0.43)         13.60         1.43            38,508        0.89         3.09         24
       (0.43)         13.83         3.03            26,914        0.90(c)      3.14(c)      24

      $(0.35)        $14.40         1.75%         $    754        1.58%        2.13%        14%
       (0.33)         14.51         3.47             1,118        1.59(c)      2.09(c)      18
       (0.37)         14.35         8.39             3,426        1.60         2.39         19
       (0.34)         13.60         0.80            11,912        1.60         2.40         24
       (0.34)         13.82         2.24            21,340        1.60(c)      2.44(c)      24

      $(0.36)        $14.41         1.78%         $ 64,599        1.54%(c)     2.16%(c)     14%
       (0.33)         14.52         3.55            63,112        1.55         2.08         18
       (0.37)         14.35         8.39            30,877        1.57         2.34         19
       (0.33)         13.60         0.72            17,618        1.60         2.40         24
       (0.33)         13.83         2.31            17,300        1.60(c)      2.44(c)      24
--------------------------------------------------------------------------------------------------

                                                                             97

*  Net of any waivers/reimbursements and interest expense.

** The Adviser agreed to voluntarily reimburse an additional .02%, .03% and
   .05% of the Portfolio's Class A, Class C, and Adviser Class expenses, respectively.

***Includes contribution from the Adviser in the amount of less than $.005.

+  Net of expenses assumed and/or waived by the Adviser for all fiscal periods.

++ Commencement of operations.

+++Annualized.

+  Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

++ Amount is less than .5%.

#  Amount is less than $.005.

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to the costs of proxy solicitation.

(d)If the National Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .88%, .87%, .89%, .91% and .92% for
   Class A shares, 1.60%, 1.60%, 1.61%, 1.63% and 1.63% for Class B shares,
   1.58%, 1.58%, 1.60%, 1.61% and 1.62% for Class C shares and .58%, .57%, .57%
   and .69% for Advisor Class shares.

(e)If the High Income Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.06% and 1.27% for Class A shares,
   1.76% and 2.00% for Class C shares, and 0.76% and 1.12% for Advisor Class shares.

(f)If the California Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .86%, .85%, .86%, .85% and .85% for
   Class A shares, 1.58%, 1.57%, 1.57%, 1.56% and 1.56% for Class B shares,
   1.56%, 1.55%, 1.56%, 1.55% and 1.55% for Class C shares, and .55%, .54%,
   .55% and .55% for Advisor Class shares.

(g)If the Arizona Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .95%, .94%, .93%, .93% and .96% for Class A shares, 1.67%, 1.65%,
   1.65%, 1.66% and 1.67% for Class B shares and 1.66%, 1.64%, 1.64%, 1.64% and
   1.66% for Class C shares.

(h)If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .89%, .93%, .95%, 1.01% and 1.06% for Class A shares, 1.61%,
   1.64%, 1.67%, 1.73% and 1.77% for Class B shares and 1.60%, 1.63%, 1.66%,
   1.72% and 1.76% for Class C shares.

(i)If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.09%, 1.06%, 1.07%, 1.06% and 1.10% for Class A shares, 1.80%, 1.78%,
   1.79%, 1.78% and 1.81% for Class B shares and 1.79%, 1.76%, 1.78%, 1.76% and
   1.81% for Class C shares.

(j)If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.02%, 1.02%, 1.07%, 1.10% and 1.16% for Class A shares, 1.90%, 1.76%,
   1.81%, 1.81% and 1.87% for Class B shares and 1.73%, 1.72%, 1.78%, 1.80% and
   1.86% for Class C shares.

(k)If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .97%, .97%, .99%, .99% and 1.10% for Class A shares, 1.68%, 1.68%,
   1.71%, 1.72% and 1.81% for Class B shares and 1.67%, 1.67%, 1.69%, 1.70% and
   1.80% for Class C shares.

(l)If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .87%, .86%, .88%, .88% and .90% for Class A shares, 1.59%, 1.58%,
   1.60%, 1.60% and 1.61% for Class B shares, 1.57%, 1.56%, 1.58%, 1.58% and
   1.60% for Class C shares and .57%, .55%, .58% and .49% for Advisor Class shares.

(m)If the Ohio Portfolio had borne all expenses, the respective expense ratios
   (beginning with those of the most recent fiscal period) would have been
   .96%, .99%, .99%, 1.00% and 1.01% for Class A shares, 1.68%, 1.71%, 1.71%,
   1.72% and 1.72% for Class B shares and 1.66%, 1.69%, 1.70%, 1.71% and 1.71%
   for Class C shares.

(n)If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.00%, 1.01%, 1.03%, 1.03% and 1.03% for Class A shares, 1.72%, 1.73%,
   1.75%, 1.75% and 1.74% for Class B shares and 1.71%, 1.71%, 1.73%, 1.74% and
   1.74% for Class C shares.

(o)If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been .91%, .92%, .94%, .96% and .99% for Class A shares, 1.63%, 1.64%,
   1.67%, 1.67% and 1.69% for Class B shares and 1.61%, 1.62%, 1.65%, 1.66% and
   1.69% for Class C shares.

98

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney
General requires the Portfolios to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus, about the effect of a Portfolio's expenses, including investment advisory fees and other
Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 3.00%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund Fees & Expenses Calculators" on
www.AllianceBernstein.com. Your actual expenses may be higher or lower.

NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  377.41    $10,107.59
   2             10,107.59      505.38    10,612.97      93.39     10,519.58
   3             10,519.58      525.98    11,045.56      97.20     10,948.36
   4             10,948.36      547.42    11,495.78     101.16     11,394.62
   5             11,394.62      569.73    11,964.35     105.29     11,859.06
   6             11,859.06      592.95    12,452.01     109.58     12,342.43
   7             12,342.43      617.12    12,959.55     114.04     12,845.51
   8             12,845.51      642.28    13,487.79     118.69     13,369.10
   9             13,369.10      668.46    14,037.56     123.53     13,914.03
   10            13,914.03      695.70    14,609.73     128.57     14,481.16
   --------------------------------------------------------------------------
   Cumulative                $5,850.02               $1,368.86

HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  485.00   $10,185.00  $  393.70    $10,091.30
     2        10,091.30      504.57    10,595.87     112.32     10,483.55
     3        10,483.55      524.18    11,007.73     116.68     10,891.05
     4        10,891.05      544.55    11,435.60     121.22     11,314.38
     5        11,314.38      565.72    11,880.10     125.93     11,754.17
     6        11,754.17      587.71    12,341.88     130.82     12,211.06
     7        12,211.06      610.55    12,821.61     135.91     12,685.70
     8        12,685.70      634.29    13,319.99     141.19     13,178.80
     9        13,178.80      658.94    13,837.74     146.68     13,691.06
     10       13,691.06      684.55    14,375.61     152.38     14,223.23
     ---------------------------------------------------------------------
     Total                $5,800.06               $1,576.83

CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  485.00   $10,185.00  $  377.41    $10,107.59
     2        10,107.59      505.38    10,612.97      91.27     10,521.70
     3        10,521.70      526.09    11,047.79      95.01     10,952.78
     4        10,952.78      547.64    11,500.42      98.90     11,401.52
     5        11,401.52      570.08    11,971.60     102.96     11,868.64
     6        11,868.64      593.43    12,462.07     107.17     12,354.90
     7        12,354.90      617.75    12,972.65     111.56     12,861.09
     8        12,861.09      643.05    13,504.14     116.14     13,388.00
     9        13,388.00      669.40    14,057.40     120.89     13,936.51
     10       13,936.51      696.83    14,633.34     125.85     14,507.49
     ---------------------------------------------------------------------
     Total                $5,854.65               $1,347.16

                                                                            A-1

ARIZONA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  379.44    $10,105.56
   2             10,105.56      505.28    10,610.84     100.80     10,510.04
   3             10,510.04      525.50    11,035.54     104.84     10,930.70
   4             10,930.70      546.54    11,477.24     109.03     11,368.21
   5             11,368.21      568.41    11,936.62     113.40     11,823.22
   6             11,823.22      591.16    12,414.38     117.94     12,296.44
   7             12,296.44      614.82    12,911.26     122.66     12,788.60
   8             12,786.60      639.43    13,428.03     127.57     13,300.46
   9             13,300.46      665.02    13,965.48     132.67     13,832.81
   10            13,832.81      691.64    14,525.45     137.98     14,386.47
   --------------------------------------------------------------------------
   Cumulative                $5,832.80               $1,446.33

MASSACHUSETTS PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  383.52    $10,101.48
   2             10,101.48      505.07    10,606.55      94.40     10,512.15
   3             10,512.15      525.61    11,037.76      98.24     10,939.52
   4             10,939.52      546.98    11,486.50     102.23     11,384.27
   5             11,384.27      569.21    11,953.48     106.39     11,847.09
   6             11,847.09      592.35    12,439.44     110.71     12,328.73
   7             12,328.73      616.44    12,945.17     115.21     12,829.96
   8             12,829.96      641.50    13,471.46     119.90     13,351.56
   9             13,351.56      667.58    14,019.14     124.77     13,894.37
   10            13,894.37      694.72    14,589.09     129.84     14,459.25
   --------------------------------------------------------------------------
   Cumulative                $5,844.46               $1,385.21

MICHIGAN PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  402.87    $10,082.13
   2             10,082.13      504.11    10,586.24     115.39     10,470.85
   3             10,470.85      523.54    10,994.39     119.84     10,874.55
   4             10,874.55      543.73    11,418.28     124.46     11,293.82
   5             11,293.82      564.69    11,858.51     129.26     11,729.25
   6             11,729.25      586.46    12,315.71     134.24     12,181.47
   7             12,181.47      609.07    12,790.54     139.42     12,651.12
   8             12,651.12      632.56    13,283.68     144.79     13,138.89
   9             13,138.89      656.94    13,795.83     150.37     13,645.46
   10            13,645.46      682.27    14,327.73     156.17     14,171.56
   --------------------------------------------------------------------------
   Cumulative                $5,788.37               $1,616.81

MINNESOTA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  391.67    $10,093.33
   2             10,093.33      504.67    10,598.00     108.10     10,489.90
   3             10,489.90      524.50    11,014.40     112.35     10,902.05
   4             10,902.05      545.10    11,447.15     116.76     11,330.39
   5             11,330.39      566.52    11,896.91     121.35     11,775.56
   6             11,775.56      588.78    12,364.34     126.12     12,238.22
   7             12,238.22      611.91    12,850.13     131.07     12,719.06
   8             12,719.06      635.95    13,355.01     136.22     13,218.79
   9             13,218.79      660.94    13,879.73     141.57     13,738.16
   10            13,738.16      686.91    14,425.07     147.14     14,277.93
   --------------------------------------------------------------------------
   Cumulative                $5,810.28               $1,532.35

A-2

NEW JERSEY PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  388.61    $10,096.39
   2             10,096.39      504.82    10,601.21     102.83     10,498.38
   3             10,498.38      524.92    11,023.30     106.93     10,916.37
   4             10,916.37      545.82    11,462.19     111.18     11,351.01
   5             11,351.01      567.55    11,918.56     115.61     11,802.95
   6             11,802.95      590.15    12,393.10     120.21     12,272.89
   7             12,272.89      613.64    12,886.53     125.00     12,761.53
   8             12,761.53      638.08    13,399.61     129.98     13,269.63
   9             13,269.63      663.48    13,933.11     135.15     13,797.96
   10            13,797.96      689.90    14,487.86     140.53     14,347.33
   --------------------------------------------------------------------------
   Cumulative                $5,823.36               $1,476.03

NEW YORK PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  376.39    $10,108.61
   2             10,108.61      505.43    10,614.04      92.34     10,521.70
   3             10,521.70      526.09    11,047.79      96.12     10,951.67
   4             10,951.67      547.58    11,499.25     100.04     11,399.21
   5             11,399.21      569.96    11,969.17     104.13     11,865.04
   6             11,865.04      593.25    12,458.29     108.39     12,349.90
   7             12,349.90      617.50    12,967.40     112.82     12,854.58
   8             12,854.58      642.73    13,497.31     117.43     13,379.88
   9             13,379.88      668.99    14,048.87     122.23     13,926.64
   10            13,926.64      696.33    14,622.97     127.22     14,495.75
   --------------------------------------------------------------------------
   Cumulative                $5,852.86               $1,357.11

OHIO PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  386.57    $10,098.43
   2             10,098.43      504.92    10,603.35     101.79     10,501.56
   3             10,501.56      525.08    11,026.64     105.86     10,920.78
   4             10,920.78      546.04    11,466.82     110.08     11,356.74
   5             11,356.74      567.84    11,924.58     114.48     11,810.10
   6             11,810.10      590.51    12,400.61     119.05     12,281.56
   7             12,281.56      614.08    12,895.64     123.80     12,771.84
   8             12,771.84      638.59    13,410.43     128.74     13,281.69
   9             13,281.69      664.08    13,945.77     133.88     13,811.89
   10            13,811.89      690.59    14,502.48     139.22     14,363.26
   --------------------------------------------------------------------------
   Cumulative                $5,826.73               $1,463.47

PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  396.76    $10,088.24
   2             10,088.24      504.41    10,592.65     105.93     10,486.72
   3             10,486.72      524.34    11,011.06     110.11     10,900.95
   4             10,900.95      545.05    11,446.00     114.46     11,331.54
   5             11,331.54      566.58    11,898.12     118.98     11,779.14
   6             11,779.14      588.96    12,368.10     123.68     12,244.42
   7             12,244.42      612.22    12,856.64     128.57     12,728.07
   8             12,728.07      636.40    13,364.47     133.64     13,230.83
   9             13,230.83      661.54    13,892.37     138.92     13,753.45
   10            13,753.45      687.67    14,441.12     144.41     14,296.71
   --------------------------------------------------------------------------
   Cumulative                $5,812.17               $1,515.46

                                                                            A-3

VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  373.33    $10,111.67
   2             10,111.67      505.58    10,617.25      96.62     10,520.63
   3             10,520.63      526.03    11,046.66     100.52     10,946.14
   4             10,946.14      547.31    11,493.45     104.59     11,388.86
   5             11,388.86      569.44    11,958.30     108.82     11,849.48
   6             11,849.48      592.47    12,441.95     113.22     12,328.73
   7             12,328.73      616.44    12,945.17     117.80     12,827.37
   8             12,827.37      641.37    13,468.74     122.57     13,346.17
   9             13,346.17      667.31    14,013.48     127.52     13,885.96
   10            13,885.96      694.30    14,580.26     132.68     14,447.58
   --------------------------------------------------------------------------
   Cumulative                $5,845.25               $1,397.67

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  380.46    $10,104.54
   2             10,104.54      505.23    10,609.77      83.82     10,525.95
   3             10,525.95      526.30    11,052.25      87.31     10,964.94
   4             10,964.94      548.25    11,513.19      90.95     11,422.24
   5             11,422.24      571.11    11,993.35      94.75     11,898.60
   6             11,898.60      594.93    12,493.53      98.70     12,394.83
   7             12,394.83      619.74    13,014.57     102.82     12,911.75
   8             12,911.75      645.59    13,557.34     107.10     13,450.24
   9             13,450.24      672.51    14,122.75     111.57     14,011.18
   10            14,011.18      700.56    14,711.74     116.22     14,595.52
   --------------------------------------------------------------------------
   Cumulative                $5,869.22               $1,273.70

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  389.63    $10,095.37
   2             10,095.37      504.77    10,600.14      93.28     10,506.86
   3             10,506.86      525.34    11,032.20      97.08     10,935.12
   4             10,935.12      546.76    11,481.88     101.04     11,380.84
   5             11,380.84      569.04    11,949.88     105.16     11,844.72
   6             11,844.72      592.24    12,436.96     109.45     12,327.51
   7             12,327.51      616.38    12,943.89     113.91     12,829.98
   8             12,829.98      641.50    13,471.48     118.55     13,352.93
   9             13,352.93      667.65    14,020.58     123.38     13,897.20
   10            13,897.20      694.86    14,592.06     128.41     14,463.65
   --------------------------------------------------------------------------
   Cumulative                $5,843.54               $1,379.89

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  385.55    $10,099.45
   2             10,099.45      504.97    10,604.42      89.08     10,515.34
   3             10,515.34      525.77    11,041.11      92.75     10,948.36
   4             10,948.36      547.42    11,495.78      96.56     11,399.22
   5             11,399.22      569.96    11,969.18     100.54     11,868.64
   6             11,868.64      593.43    12,462.07     104.68     12,357.39
   7             12,357.39      617.87    12,975.26     108.99     12,866.27
   8             12,866.27      643.31    13,509.58     113.48     13,396.10
   9             13,396.10      669.81    14,065.91     118.15     13,947.76
   10            13,947.76      697.39    14,645.15     123.02     14,522.13
   --------------------------------------------------------------------------
   Cumulative                $5,854.93               $1,332.80

*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

A-4

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have SAIs, which contain more detailed information about each
Portfolio, including its operations and investment policies. The Portfolios'
SAIs and independent registered public accounting firms' reports and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAIs, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: 800-221-5672
                  For Literature: 800-227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange
Commission (the "Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Portfolios are available on the
   EDGAR Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
   Public Reference Section, Washington, DC 20549-0102.

AllianceBernstein and the AB Logo are registered trademarks and service marks used by permission of the owner,
AllianceBernstein L.P.

FUND                                           SEC FILE NO.
-----------------------------------------------------------
AllianceBernstein Municipal Income Fund, Inc.   811-04791
AllianceBernstein Municipal Income Fund II      811-07618
Sanford C. Bernstein Fund, Inc.                 811-05555

                                                                  PRO-0116-0112

                                    [GRAPHIC]

BOND FUNDS -- (A, B, C AND ADVISOR CLASS SHARES)
PROSPECTUS  |  JANUARY 31, 2012

The AllianceBernstein Bond Funds

Stability                                                       High Income
(Shares Offered--Exchange Ticker Symbol)                        (Shares Offered--Exchange Ticker Symbol)

    AllianceBernstein Short Duration Portfolio                      AllianceBernstein High Income Fund
    (Class A-ADPAX; Class B-ADPBX; Class C-ADPCX)                   (Class A-AGDAX; Class B-AGDBX;Class C-AGDCX;
                                                                     Advisor Class-AGDYX)

Core
(Shares Offered--Exchange Ticker Symbol)

    AllianceBernstein Intermediate Bond Portfolio
    (Class A-ABQUX; Class B-ABQBX; Class C-ABQCX;
     Advisor Class-ABQYX)

    AllianceBernstein Global Bond Fund
    (Class A-ANAGX; Class B-ANABX; Class C-ANACX;
     Advisor Class-ANAYX)

Absolute Return
(Shares Offered--Exchange Ticker Symbol)

    AllianceBernstein Unconstrained Bond Fund
    (Class A-AGSAX; Class B-AGSBX; Class C-AGCCX;
     Advisor Class-AGSIX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

--------------------------------------------------------------------------------

                                                               Page
SUMMARY INFORMATION...........................................   4

STABILITY

  ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO..................   4

CORE

  ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO...............   8

  ALLIANCEBERNSTEIN GLOBAL BOND FUND..........................  12

ABSOLUTE RETURN

  ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND...................  16

HIGH INCOME

  ALLIANCEBERNSTEIN HIGH INCOME FUND..........................  20

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  25

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund seeks to provide safety of principal and a moderate rate of return that is subject to taxes.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 36 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 43 of the Fund's
Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                   SHARES    TO NEW INVESTORS)    SHARES
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.25%            None            None
-------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None           3.00%(a)        1.00%(b)
-------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Management Fees                            .45%     .45%    .45%
Distribution and/or Service (12b-1) Fees   .30%    1.00%   1.00%
Other Expenses:
  Transfer Agent                           .10%     .14%    .11%
  Other Expenses                           .07%     .07%    .07%
                                           ----    -----   -----
Total Other Expenses                       .17%     .21%    .18%
                                           ----    -----   -----
Total Annual Fund Operating Expenses       .92%    1.66%   1.63%
                                           ====    =====   =====
-----------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  515  $  469  $  266
After 3 Years   $  706  $  623  $  514
After 5 Years   $  913  $  902  $  887
After 10 Years  $1,508  $1,587  $1,933
---------------------------------------

4

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  515  $  169  $  166
After 3 Years   $  706  $  523  $  514
After 5 Years   $  913  $  902  $  887
After 10 Years  $1,508  $1,587  $1,933
---------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 99% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes.
The Fund may purchase many types of securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Fund also may invest up to 20% of its total assets in foreign fixed-income securities in developed or emerging market countries. The Fund may invest up to 20% of its fixed-income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as "junk bonds").

The Fund seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average time to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

In managing the Fund, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Fund may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund may also invest in derivatives, such as options, futures, forwards and swaps. The Fund also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies, and securities.

The Fund may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e. cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

                                                                             5

..  BELOW INVESTMENT GRADE SECURITIES: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, interest rate sensitivity, negative perception of the junk bond market generally and less secondary market liquidity.

..  RISKIER THAN A MONEY-MARKET FUND: This Fund is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Fund's assets is greater than for a money-market fund since the credit quality of the Fund's securities may be lower and the effective duration of the Fund will be longer.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

..  LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over the life of the
   Fund; and

..  how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

6

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  02     03     04      05      06      07       08       09       10       11
 ---    ---    -----   -----   -----   -----   ------    -----    -----    -----
 n/a    n/a    0.92%   1.02%   3.75%   3.50%   -4.18%    6.52%    2.90%    0.80%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 2.32% IN THE 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-1.79% IN THE 1ST QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                         SINCE
                                                                        1 YEAR 5 YEARS INCEPTION*
-------------------------------------------------------------------------------------------------
Class A**  Return Before Taxes                                          -3.50%  0.96%    1.31%
           --------------------------------------------------------------------------------------
           Return After Taxes on Distributions                          -3.77%  0.08%    0.35%
           --------------------------------------------------------------------------------------
           Return After Taxes on Distributions and Sale of Fund Shares  -2.28%  0.30%    0.55%
-------------------------------------------------------------------------------------------------
Class B    Return Before Taxes                                          -2.89%  1.14%    1.31%
-------------------------------------------------------------------------------------------------
Class C    Return Before Taxes                                          -0.78%  1.16%    1.12%
-------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Treasury Index
(reflects no deduction for fees, expenses, or taxes)                     1.55%  3.69%    2.98%
-------------------------------------------------------------------------------------------------

* Inception date for Class A, Class B and Class C shares: 5/21/03.

**After-tax returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Jon P. Denfeld         Since 2008      Vice President of the Adviser

Shawn E. Keegan        Since 2005      Vice President of the Adviser

Alison M. Martier      Since 2009      Senior Vice President of the Adviser

Douglas J. Peebles     Since 2009      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 24 in this Prospectus.

                                                                             7

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 36 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 106 of the
Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                              CLASS B SHARES
                                                                  CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                  SHARES    TO NEW INVESTORS)    SHARES       SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                      4.25%            None            None       None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)         None           3.00%(a)        1.00%(b)     None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                       None             None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                    CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .45%    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                              .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                      .14%    .20%    .15%       .14%
  Other Expenses                                                                      .11%    .10%    .11%       .11%
                                                                                    ------  ------  ------     ------
Total Other Expenses                                                                  .25%    .30%    .26%       .25%
                                                                                    ======  ======  ======     ======
Total Annual Fund Operating Expenses                                                 1.00%   1.75%   1.71%       .70%
                                                                                    ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)                                          (.15)%  (.20)%  (.16)%     (.15)%
                                                                                    ------  ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement    .85%   1.55%   1.55%       .55%
                                                                                    ======  ======  ======     ======
-------------------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares, the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursements will remain in effect until
   January 31, 2013 and will continue thereafter from year-to-year unless the
   Adviser provides notice of termination 60 days prior to the end of the
   Fund's fiscal year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  508  $  458  $  258      $ 56
After 3 Years   $  716  $  632  $  524      $209
After 5 Years   $  941  $  932  $  914      $375
After 10 Years  $1,586  $1,668  $2,009      $858
-----------------------------------------------------

8

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  508  $  158  $  158      $ 56
After 3 Years   $  716  $  532  $  524      $209
After 5 Years   $  941  $  932  $  914      $375
After 10 Years  $1,586  $1,668  $2,009      $858
-----------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital.
The Fund expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Fund may invest up to 25% of its net assets in below investment grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in
non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swaps.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

..  BELOW INVESTMENT GRADE SECURITIES: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

                                                                             9

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

..  LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effects of changes in interest rates and any increase or decrease in the value of the Fund's investments.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

 02      03      04      05      06      07       08        09      10      11
-----   -----   -----   -----   -----   -----   ------    ------   -----   -----
7.67%   3.69%   3.48%   1.94%   3.97%   5.68%   -8.26%    19.18%   9.20%   6.39%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 7.86% IN THE 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-4.57% IN THE 3RD QUARTER, 2008.

10

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          1.85%   5.15%   4.64%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          0.53%   3.59%   3.06%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  1.18%   3.46%   3.01%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          2.76%   5.35%   4.71%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          4.67%   5.34%   4.39%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          6.80%   6.40%   5.42%
---------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                        7.84%   6.50%   5.78%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

  -Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios.

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Adviser

Shawn E. Keegan        Since 2005      Vice President of the Adviser

Alison M. Martier      Since 2005      Senior Vice President of the Adviser

Douglas J. Peebles     Since 2007      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 24 in this Prospectus.

                                                                             11

ALLIANCEBERNSTEIN GLOBAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to generate current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 36 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 106 of the
Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                              CLASS B SHARES
                                                                  CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                  SHARES    TO NEW INVESTORS)    SHARES       SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                      4.25%            None            None       None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)         None           3.00%(a)        1.00%(b)     None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                       None             None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                            .49%     .49%    .49%      .49%
Distribution and/or Service (12b-1) Fees   .30%    1.00%   1.00%      None
Other Expenses:
  Transfer Agent                           .10%     .13%    .11%      .10%
  Interest Expense and Related Expenses    .01%     .01%    .01%      .01%
  Other Expenses                           .05%     .05%    .04%      .05%
                                           ----    -----   -----      ----
Total Other Expenses                       .16%     .19%    .16%      .16%
                                           ----    -----   -----      ----
Total Annual Fund Operating Expenses(c)    .95%    1.68%   1.65%      .65%
                                           ====    =====   =====      ====
-------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares, the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)If interest expenses were excluded, net expenses would be as follows:

                     CLASS A CLASS B CLASS C ADVISOR CLASS
                     -------------------------------------
                      .94%    1.67%   1.64%      .64%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  518  $  471  $  268      $ 66
After 3 Years   $  715  $  630  $  520      $208
After 5 Years   $  928  $  913  $  897      $362
After 10 Years  $1,542  $1,615  $1,955      $810
-----------------------------------------------------

12

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  518  $  171  $  168      $ 66
After 3 Years   $  715  $  530  $  520      $208
After 5 Years   $  928  $  913  $  897      $362
After 10 Years  $1,542  $1,615  $1,955      $810
-----------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The
Fund may invest across all fixed-income sectors, including U.S. and non-U.S.
Government and corporate debt securities. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The
Fund may use borrowings or other leverage for investment purposes.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Adviser will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities (commonly known as "junk bonds").

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swaps.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

..  BELOW INVESTMENT GRADE SECURITIES: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

                                                                             13

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

..  DIVERSIFICATION RISK: The Fund may have more risk because it is
   "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund's NAV.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                     [CHART]

  02      03      04     05      06      07       08        09      10      11
------  ------   -----  -----   -----   -----   -------   ------   -----   -----
10.68%  15.13%   6.87%  9.71%   6.57%   9.90%   -10.71%   23.96%   9.53%   4.44%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 11.30% IN THE 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN
-5.57% IN THE 4TH QUARTER, 2008.

14

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                              1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                           0.02%  5.92%   7.81%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                          -1.61%  4.04%   5.50%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Fund Shares   0.00%  3.93%   5.31%
-----------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                           0.73%  6.11%   7.82%
-----------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                           2.59%  6.07%   7.50%
-----------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                           4.75%  7.13%   8.59%
-----------------------------------------------------------------------------------------------------
Barclays Capital Global Aggregate Bond Index (U.S. hedged)
(reflects no deduction for fees, expenses, or taxes)                           5.40%  5.20%   5.03%
-----------------------------------------------------------------------------------------------------

* After-tax Returns:

  -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date of Advisor Class shares: 11/05/07. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of
  Advisor Class shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Paul J. DeNoon          Since 2002      Senior Vice President of the Adviser

Scott A. DiMaggio       Since 2005      Senior Vice President of the Adviser

Michael L. Mon          Since 2003      Vice President of the Adviser

Douglas J. Peebles      Since 1992      Senior Vice President of the Adviser

Matthew S. Sheridan     Since 2007      Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 24 in this Prospectus.

                                                                             15

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to generate current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 36 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 106 of the
Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                              CLASS B SHARES
                                                                  CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                  SHARES    TO NEW INVESTORS)    SHARES       SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                4.25%            None            None       None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds,
whichever is lower)                                                None           4.00%(a)        1.00%(b)     None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                       None             None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                    CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .50%    .50%    .50%       .50%
Distribution and/or Service (12b-1) Fees                                              .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                      .09%    .16%    .10%       .08%
  Other Expenses                                                                      .55%    .55%    .55%       .56%
                                                                                    ------  ------  ------     ------
Total Other Expenses                                                                  .64%    .71%    .65%       .64%
                                                                                    ======  ======  ======     ======
Total Annual Fund Operating Expenses                                                 1.44%   2.21%   2.15%      1.14%
                                                                                    ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)                                          (.54)%  (.61)%  (.55)%     (.54)%
                                                                                    ------  ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement    .90%   1.60%   1.60%       .60%
                                                                                    ======  ======  ======     ======
-------------------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursements will remain in effect until
   January 31, 2013 and will continue thereafter from year to year unless the
   Adviser provides notice of termination 60 days prior to the end of the
   Fund's fiscal year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  513  $  563  $  263     $   61
After 3 Years   $  810  $  833  $  620     $  309
After 5 Years   $1,129  $1,129  $1,104     $  575
After 10 Years  $2,031  $2,301  $2,439     $1,338
-----------------------------------------------------

16

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  513  $  163  $  163     $   61
After 3 Years   $  810  $  633  $  620     $  309
After 5 Years   $1,129  $1,129  $1,104     $  575
After 10 Years  $2,031  $2,301  $2,439     $1,338
-----------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 78% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The
Fund employs a dynamic risk allocation, meaning that the Fund's risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of U.S. and non-U.S.
companies and U.S. and non-U.S. Government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short-
to long-term. The Fund expects that its average portfolio duration will vary normally from negative 3 years to positive 7 years, depending upon the
Adviser's forecast of interest rates and assessment of market risks generally.
Duration is a measure of a fixed-income security's sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund typically maintains at least 50% of its net assets in investment grade securities. The Fund may invest up to 50% of its net assets in below investment grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize, without limit, derivatives, such as options, futures, forwards, or swaps, including those on fixed-income and equity securities and foreign currencies.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

..  BELOW INVESTMENT GRADE SECURITIES: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may

                                                                             17

  be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

..  PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

IN FEBRUARY 2011, THE FUND CHANGED ITS NAME FROM ALLIANCEBERNSTEIN DIVERSIFIED
YIELD FUND TO ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND AND ALSO CHANGED
CERTAIN OF ITS INVESTMENT POLICIES. AS A RESULT, THE PERFORMANCE SHOWN BELOW
FOR PERIODS PRIOR TO FEBRUARY 2011 MAY NOT BE REPRESENTATIVE OF THE FUND'S
PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.

18

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                     [CHART]

 02       03      04      05      06      07      08        09      10      11
-----   ------   -----   -----   -----   -----  -------   ------   -----   -----
5.04%   15.61%   6.13%   4.81%   4.46%   6.38%  -16.52%   19.20%   7.38%   2.07%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 8.57% IN THE 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN
-9.62% IN THE 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -2.30%  2.14%   4.60%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -3.40%  0.88%   2.94%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -1.50%  1.07%   2.94%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -2.59%  2.31%   4.62%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           0.38%  2.30%   4.31%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           2.38%  3.32%   5.37%
---------------------------------------------------------------------------------------------------
BofA Merrill Lynch 3-Month T-Bill Index                                      0.10%  1.48%   1.95%
---------------------------------------------------------------------------------------------------
Barclays Capital Global Aggregate Bond Index
(U.S. hedged) (reflects no deduction for fees, expenses, or taxes)           5.40%  5.20%   5.03%
---------------------------------------------------------------------------------------------------

* After-tax Returns:

  -Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios.

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Paul J. DeNoon          Since 2005      Senior Vice President of the Adviser

Joel J. McKoan          Since 2011      Senior Vice President of the Adviser

Michael L. Mon          Since 2011      Vice President of the Adviser

Douglas J. Peebles      Since 1996      Senior Vice President of the Adviser

Matthew S. Sheridan     Since 2006      Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 24 in this Prospectus.

                                                                             19

ALLIANCEBERNSTEIN HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek to maximize total returns from price appreciation and income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 36 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 106 of the
Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                               CLASS B SHARES
                                                                  CLASS A (NOT CURRENTLY OFFERED TO CLASS C   ADVISOR CLASS
                                                                  SHARES       NEW INVESTORS)       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                4.25%              None             None       None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds,
whichever is lower)                                                None             3.00%(a)         1.00%(b)     None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                       None               None             None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                           CLASS A CLASS B CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------
Management Fees                             .49%     .49%    .49%      .49%
Distribution and/or Service (12b-1) Fees    .30%    1.00%   1.00%      None
Other Expenses:
  Transfer Agent                            .10%     .14%    .11%      .10%
  Interest Expenses and Related Expenses    .07%     .06%    .06%      .07%
                                            ----    -----   -----      ----
Total Other Expenses                        .17%     .20%    .17%      .17%
                                            ----    -----   -----      ----
Total Annual Fund Operating Expenses        .96%    1.69%   1.66%      .66%
                                            ====    =====   =====      ====
--------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after six years. The
   CDSC decreases over time. For Class B shares, the CDSC decreases 1.00%
   annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  519  $  472  $  269      $ 67
After 3 Years   $  718  $  633  $  523      $211
After 5 Years   $  933  $  918  $  902      $368
After 10 Years  $1,553  $1,553  $1,965      $822
-----------------------------------------------------

20

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  519  $  172  $  169      $ 67
After 3 Years   $  718  $  533  $  523      $211
After 5 Years   $  933  $  918  $  902      $368
After 10 Years  $1,553  $1,626  $1,965      $822
-----------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund's investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. Dollar-denominated or non-U.S. Dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund may invest in debt securities with a range of maturities from short-
to long-term. Substantially all of the Fund's assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC+ or lower by S&P and Fitch) and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls.
The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

..  BELOW INVESTMENT GRADE SECURITIES: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions.

                                                                             21

  This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  the Fund's average annual returns for one, five and ten years.

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  02      03      04       05      06     07       08       09      10     11
------  ------  ------   ------  ------  -----   -------  ------  ------  -----
18.70%  38.42%  11.09%   10.19%  11.85%  7.29%   -26.52%  61.74%  16.80%  2.06%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 23.96% IN THE 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN
-17.75% IN THE 4TH QUARTER, 2008.

22

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                        1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------------
Class A*               Return Before Taxes                                              -2.25%  7.80%   12.60%
                       ----------------------------------------------------------------------------------------
                       Return After Taxes on Distributions                              -4.70%  4.61%    9.25%
                       ----------------------------------------------------------------------------------------
                       Return After Taxes on Distributions and Sale of Fund Shares      -1.46%  4.73%    8.97%
---------------------------------------------------------------------------------------------------------------
Class B                Return Before Taxes                                              -1.62%  7.86%   12.54%
---------------------------------------------------------------------------------------------------------------
Class C                Return Before Taxes                                               0.26%  7.85%   12.17%
---------------------------------------------------------------------------------------------------------------
Advisor Class**        Return Before Taxes                                               2.37%  9.08%   13.43%
---------------------------------------------------------------------------------------------------------------
JPMorgan Emerging Markets Bond Index Global ("EMBI Global") (U.S. Dollar-denominated)
(reflects no deduction for fees, expenses, or taxes)                                     8.46%  8.08%   11.04%
---------------------------------------------------------------------------------------------------------------
JPMorgan Government Bond Index-Emerging Markets ("GBI-EM") (local currency-denominated)
(reflects no deduction for fees, expenses, or taxes)                                    -6.35%  5.77%      N/A
---------------------------------------------------------------------------------------------------------------
Barclays Capital High Yield Index (2% Constrained) ("BC High Yield")
(reflects no deduction for fees, expenses, or taxes)                                     4.96%  7.74%    8.96%
---------------------------------------------------------------------------------------------------------------
Composite Benchmark (equal weighted blend of EMBI Global, GBI-EM and BC High Yield)      2.33%  7.43%      N/A
---------------------------------------------------------------------------------------------------------------

* After-tax Returns:

  -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 1/28/08. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of
  Advisor Class shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Paul J. DeNoon            Since 2002      Senior Vice President of the Adviser

Gershon M. Distenfeld     Since 2008      Senior Vice President of the Adviser

Douglas J. Peebles        Since 2002      Senior Vice President of the Adviser

Marco G. Santamaria       Since 2010      Vice President of the Adviser

Matthew S. Sheridan       Since 2005      Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 24 in this Prospectus.

                                                                             23

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND
FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                     INITIAL             SUBSEQUENT
---------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs     $2,500                 $50
(Class B shares are not currently offered to new shareholders)
---------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                  $50
                                                                              If initial minimum investment is
                                                                                less than $2,500, then $200
                                                                               monthly until account balance
                                                                                       reaches $2,500
---------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or         None                  None
through other limited arrangements)
---------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares through your financial intermediary or by mail
(AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX
78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

24

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds'
investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them.
This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAIs.

DERIVATIVES
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts.
Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

..  FORWARD CONTRACTS--A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The
   Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies as described below under "Other
   Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the
   U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

..  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

..  OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds'
   investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the
   U.S. Dollar value

                                                                             25

   of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A
   Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency
   Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

..  SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates
   (e.g. interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a
   Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the
   Consumer Price Index with respect to CPI swaps) over the term of the swap
   (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a
   Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit

26

   event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

 - Total Return Swaps. A Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

 - Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index.
   Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its
   "volatility") over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

..  OTHER DERIVATIVES AND STRATEGIES--

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the
   London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, a Fund may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a structured instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying
   Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument.
   Also, the prices of the structured instrument and the Benchmark or
   Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Fund will invest more than 20% of its total assets in these investments.

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The

                                                                             27

   Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued"
trade).

A Fund may invest significantly in TBA-mortgage-backed securities. A TBA, or
"To Be Announced", trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date;
however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA,
the Federal National Mortgage Association, or FNMA, or the Federal Home Loan
Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission ("Commission") guidelines, the
Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-PROTECTED SECURITIES
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-protected securities tends to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall.
In addition, the value of inflation-protected securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Funds (except for ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO) may invest in other investment companies as permitted by the Investment Company Act of 1940
(the "1940 Act") or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

28

LOAN PARTICIPATIONS
A Fund may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers.
Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
A Fund may invest in mortgage-related or other asset-backed securities.
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities.
During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates.
If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments
(including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

A Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations
("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants'
perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a
Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

                                                                             29

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for a Fund. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities.
A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop")
as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund (except for ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO) may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity.
However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or that pays a coupon that is high in relative and/or absolute terms, or that is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED SECURITIES AND BASKET SECURITIES
A Fund may invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this
Prospectus, such as mortgage-related and other asset-backed securities. A
Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations.
This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned

30

among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class.
Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Fund may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt securities market.

SOVEREIGN DEBT OBLIGATIONS
No established secondary markets may exist for many sovereign debt obligations.
Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations.
The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Funds' investment objectives.
The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations they hold. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a
"floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Funds involve the special risk considerations described below.

BORROWING AND LEVERAGE
The Funds may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. A Fund may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Fund uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of a Fund's shares and the relatively greater effect on the NAV of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of

                                                                             31

leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing its NAV.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of
U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S.
securities. Substantially less information is publicly available about certain
non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved.
In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as
Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the
Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Argentina                 Ghana                     Peru
 Belarus                   Hungary                   Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                Sri Lanka
 Croatia                   Lebanon                   Turkey
 Dominican Republic        Lithuania                 Ukraine
 Ecuador                   Malaysia                  Uruguay
 El Salvador               Mexico                    Venezuela
 Egypt                     Nigeria                   Vietnam
 Gabon                     Pakistan
 Georgia                   Panama

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience

32

significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar.
Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly known as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

UNRATED SECURITIES
A Fund may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities that are consistent with the
Fund's objective and policies.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the
Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
A Fund's Board of Directors (the "Board") may change the Fund's investment objective without shareholder approval. The Fund will provide shareholders with
60 days' prior written notice of any change to the Fund's investment objective.
Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Fund)
debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAIs.

                                                                             33

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered in this Prospectus.
ALLIANCEBERNSTEIN INTERMEDIATE BOND, ALLIANCEBERNSTEIN UNCONSTRAINED BOND,
ALLIANCEBERNSTEIN GLOBAL BOND and ALLIANCEBERNSTEIN HIGH INCOME offer four classes of shares and ALLIANCEBERNSTEIN SHORT DURATION offers three classes of shares through this Prospectus. Retirement shares of ALLIANCEBERNSTEIN
INTERMEDIATE BOND, ALLIANCEBERNSTEIN UNCONSTRAINED BOND, ALLIANCEBERNSTEIN
GLOBAL BOND and ALLIANCEBERNSTEIN HIGH INCOME are available through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and
'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY
DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction
Programs" below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW
INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING
CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B
SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE
DESCRIBED BELOW.

You may purchase a Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments,
Inc., or ABI.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment
 Program" and "Retirement Plans, Tax-Deferred Accounts and Employee Benefit
 Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00
p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding
$500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV.
Advisor Class shares may be purchased and held solely:

..  through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

..  through a defined contribution employee benefit plan (e.g., a 401(k) plan)
   that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

..  by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

The Funds' SAIs have more detailed information about who may purchase and hold
Advisor Class shares.

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

..  AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and
   100 employees; and

..  certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Group retirement plans that selected Class B shares as an investment alternative under their plans before September 2, 2003 may continue to purchase
Class B shares.

34

Class C shares are available to AllianceBernstein Link, AllianceBernstein
Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than
$250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

IRA custodians, plan sponsors, plan fiduciaries and other intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements.

REQUIRED INFORMATION
A Fund is required by law to obtain, verify, and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or
FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the
Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund
Application.

GENERAL
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in the Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES
Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1)
fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12B-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                    .30%
Class B                   1.00%
Class C                   1.00%
Advisor Class             None

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to
Class A shares (except for ALLIANCEBERNSTEIN UNCONSTRAINED BOND Class B shares, which convert to Class A shares after eight years). Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints or quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by
AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW
INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING
CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B
SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE
DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a CDSC if you redeem shares within three years (four years in the case of ALLIANCEBERNSTEIN UNCONSTRAINED BOND) of purchase.

                                                                             35

The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

ALLIANCEBERNSTEIN UNCONSTRAINED BOND:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                  4.0%
                          Second                 3.0%
                          Third                  2.0%
                          Fourth                 1.0%
                          Fifth and thereafter  None

ALL OTHER FUNDS:

                          YEAR SINCE PURCHASE    CDSC
                          ----------------------------
                          First                   3.0%
                          Second                  2.0%
                          Third                   1.0%
                          Fourth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein
Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The
CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of
ALLIANCEBERNSTEIN UNCONSTRAINED BOND, which automatically convert to Class A shares eight years after the end of the month of your purchase). If you purchase shares by exchange for the Class B shares of another AllianceBernstein
Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein
Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The
1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of
CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES - FEE-BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial advisor. Advisor
Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION
PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR
RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN
ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at
www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then
"Investment Insights--Investor Education" then "Sales Charge Reduction
Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the Funds' SAIs.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares.

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE FUNDS
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in
Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

36

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY
DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other
AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and
certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The
AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein
Mutual Fund, including AllianceBernstein Institutional Funds, by:

..  an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

..  a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

..  any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY
DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The
Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF
INTENT. If an investor fails to invest the total amount stated in the LETTER OF
INTENT, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current
NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein
Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;
   and

..  accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and
REINSTATEMENT PRIVILEGE as described below.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or
   100 employees;

..  persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by
   ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries;

..  plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment
   Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

..  certain other investors, such as investment management clients of the
   Adviser or its affiliates, including clients and prospective clients of the
   Adviser's AllianceBernstein Institutional Investment Management Division,
   employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser.

Please see the Funds' SAIs for more information about purchases of Class A shares without sales charges.

                                                                             37

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

..  if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

..  if the proceeds of the redemption are invested directly in a
   CollegeBoundfund account; or

..  if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend
Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein
Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein
Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account.
Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of
January 31, 2009, the Automatic Investment Program is available for purchase of
Class B shares only if a shareholder was enrolled in the Program prior to
January 31, 2009. Please see the Funds' SAIs for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of
Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class
C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class
B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within three years (four years for ALLIANCEBERNSTEIN UNCONSTRAINED
BOND) of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a
CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling
Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C, or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF
FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and

38

receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC, and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30%
of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Funds, ABI, and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the
AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual
Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the
AllianceBernstein Mutual Funds, or approximately $20 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $18.0 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a
"preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual
Fund shares. Please see "Management of the Funds--Transfer Agency and
Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating
Expenses" in the Summary Information at the beginning of this Prospectus.

                                                                             39

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS
  THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN
  INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR
  FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE
  FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO
  RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE
  ADVISER, ABI, AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND
  TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT
  THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  PrimeVest Financial Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of
AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other
AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined
NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the
New York Stock Exchange, or Exchange, is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to
15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m.,
Eastern time, and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
..  Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

..  For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
..  You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by 4:00 p.m.,
   Eastern time, for you to receive that day's NAV, less any applicable CDSC.

40

..  For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the
   Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank.
   Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

..  Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading activity or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each
Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the
Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a
Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time.
   Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be

                                                                             41

  evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current
   Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be
   "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions.
   If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S.
   Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange
(ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices.
The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation
Committee, which operates under the policies and procedures approved by the
Board, to value the Fund's assets on behalf of the Fund. The Valuation
Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAIs.

42

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New
York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2011, totaling approximately $402 billion (of which more than $78 billion represented assets of investment companies sponsored by the Adviser). As of September 30, 2011, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 27 of the nation's FORTUNE 100 companies), for public employee retirement funds in 34 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 33 registered investment companies managed by the
Adviser, comprising 120 separate investment portfolios, have approximately
3.0 million accounts.

The Adviser provides investment advisory services and order placement facilities for each of the Funds. For these advisory services, each Fund paid the Adviser during its most recent fiscal year a management fee as a percentage of average daily net assets as follows:

                                      FEE AS A PERCENTAGE OF
                                        AVERAGE DAILY NET    FISCAL YEAR
FUND                                          ASSETS            ENDED
------------------------------------------------------------------------
AllianceBernstein Short Duration               .45%            9/30/11
AllianceBernstein Intermediate Bond            .30%*          10/31/11
AllianceBernstein Global Bond                  .45%*           9/30/11
AllianceBernstein Unconstrained Bond           .00%*          10/31/11
AllianceBernstein High Income                  .49%*          10/31/11

*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's semi-annual reports to shareholders:

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Funds' portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each
Fund's investments.

The following table lists the Investment Policy Teams, the person within each
Investment Policy Team with the most significant responsibility for day-to-day management of each Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                                       PRINCIPAL OCCUPATION(S)
FUND AND RESPONSIBLE TEAM  EMPLOYEE; YEAR; TITLE                   DURING THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Short   Jon P. Denfeld; since     Vice President of the Adviser, with which he has been
Duration Portfolio        2008; Vice President of   associated in a substantially similar capacity to his current
U.S. Investment Grade:    the Adviser               position since May 2008. Prior thereto, he was a Senior
Liquid Markets/Structured                           U.S. Portfolio Manager for UBS Global Asset Management
Products Investment Team                            from 2006 to 2007. Prior thereto, he served as a Portfolio
                                                    Manager for Shay Asset Management since prior to 2007.

                          Shawn E. Keegan; since    Vice President of the Adviser, with which he has been
                          2005; Vice President of   associated in a substantially similar capacity to his current
                          the Adviser               position since prior to 2007.

                          Alison M. Martier; since  Senior Vice President of the Adviser, with which she has
                          2009; Senior Vice         been associated in a substantially similar capacity to her
                          President of the Adviser  current position since prior to 2007.
                          and Director of the
                          Fixed Income Senior
                          Portfolio Management Team

                          Douglas J. Peebles;       Senior Vice President of the Adviser, with which he has
                          since 2009; Senior Vice   been associated in a substantially similar capacity to his
                          President of the          current position since prior to 2007.
                          Adviser, and Chief
                          Investment Officer and
                          Head of Fixed Income

                          Greg J. Wilensky; since   Senior Vice President of the Adviser, with which he has
                          2009; Senior Vice         been associated in a substantially similar capacity to his
                          President of the Adviser  current position since prior to 2007.
                          and Director of Stable
                          Value Investments

                                                                             43

                                                                       PRINCIPAL OCCUPATION(S)
FUND AND RESPONSIBLE TEAM  EMPLOYEE; YEAR; TITLE                   DURING THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------------------------------------
AllianceBernstein         Paul J. DeNoon; since     Senior Vice President of the Adviser, with which he has
Intermediate Bond         2009; Senior Vice         been associated in a substantially similar capacity to his
Portfolio                 President of the Adviser  current position since prior to 2007.
U.S. Investment Grade     and Director of Emerging
Core Fixed Income Team    Market Debt

                          Shawn E. Keegan; since    (see above)
                          2005; (see above)

                          Alison M. Martier; since  (see above)
                          2005; (see above)

                          Douglas J. Peebles;       (see above)
                          since 2007; (see above)

                          Greg J. Wilensky; since   (see above)
                          2005; (see above)

AllianceBernstein Global  Paul J. DeNoon; since     (see above)
Bond Fund                 2002; (see above)
Global Fixed Income
Investment Team

                          Scott A. DiMaggio; since  Senior Vice President of the Adviser, with which he has
                          2005; Senior Vice         been associated in a substantially similar capacity to his
                          President of the Adviser  current position since prior to 2007.
                          and Director of Canada
                          Fixed Income

                          Michael L. Mon; since     Vice President of the Adviser, with which he has been
                          2003; Vice President of   associated in a substantially similar capacity to his current
                          the Adviser               position since prior to 2007.

                          Douglas J. Peebles;       (see above)
                          since 1992; (see above)

                          Matthew S. Sheridan;      Vice President of the Adviser, with which he has been
                          since 2007; Vice          associated in a substantially similar capacity to his current
                          President of the Adviser  position since prior to 2007.

AllianceBernstein         Paul J. DeNoon; since     (see above)
Unconstrained Bond Fund   2005; (see above)         Senior Vice President of the Adviser, with which he has
Global Fixed Income       Joel J. McKoan; since     been associated in a substantially similar capacity to his
Investment Team and       2011; Senior Vice         current position since prior to 2007.
Global Credit Investment  President of the Adviser
Team

                          Michael L. Mon; since     (see above)
                          2011; (see above)

                          Douglas J. Peebles;       (see above)
                          since 1996; (see above)

                          Matthew S. Sheridan;      (see above)
                          since 2006; (see above)

AllianceBernstein High    Paul J. DeNoon; since     (see above)
Income Fund               2002; (see above)
Global Fixed Income Team
and Global Credit
Investment Team

                          Gershon M. Distenfeld;    Senior Vice President of the Adviser, with which he has
                          since 2008; Senior Vice   been associated in a substantially similar capacity to his
                          President of the Adviser  current position since prior to 2007.

                          Douglas J. Peebles;       (see above)
                          since 2002; (see above)

                          Marco G. Santamaria;      Vice President of the Adviser, with which he has been
                          since 2010; Vice          associated in a substantially similar capacity to his current
                          President of the Adviser  position since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an
                                                    emerging-market-oriented fixed-income hedge fund since
                                                    prior to 2007.

                          Matthew S. Sheridan;      (see above)
                          since 2005; (see above)

Additional information about the portfolio managers may be found in the Funds'
SAIs.

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO
The investment teams employed by the Adviser to manage ALLIANCEBERNSTEIN HIGH
INCOME FUND and ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO have substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as the Funds. The Historical Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code (the "Code") to which the Funds, as registered investment companies, are subject and which, if applicable to the Historical
Accounts, may have adversely affected the performance of the Historical
Accounts. With respect to ALLIANCEBERNSTEIN HIGH INCOME FUND, the Historical
Accounts' performance information is representative solely of the performance of a pooled investment vehicle that is not offered for sale in the United
States.

Set forth below is performance data provided by the Adviser relating to the
Historical Accounts managed by the investment team that manages each Fund's assets. Performance data is shown for the period during which the investment teams of the Adviser managed the Historical Accounts through December 31, 2011.
The aggregate assets for the Historical Accounts managed by the High Income investment team and

44

the Intermediate Bond investment team as of September 30, 2011 were approximately $16,952,547,000 billion and $7,751,884,000 billion, respectively.
The investment teams' Historical Accounts have a nearly identical composition of representative investment holdings and related percentage weightings. The performance data is net of all fees (including any portfolio transaction costs)
charged to the Historical Accounts, calculated on a monthly basis. The highest fee payable for the Historical Accounts is 2.95% of assets for
ALLIANCEBERNSTEIN HIGH INCOME FUND and .50% of assets for ALLIANCEBERNSTEIN
INTERMEDIATE BOND PORTFOLIO, annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the
Funds, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Funds. Expenses associated with the distribution of Class A, Class B and Class C shares of the Funds in accordance with the plans adopted by the Boards of the Funds under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical
Accounts on a trade-date basis. Income has been accrued daily and cash flows weighted daily. Composite investment performance for the Funds has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

A composite benchmark, comprising the JPMorgan Emerging Markets Bond Index
Global ("EMBI Global"), the JPMorgan Government Bond Index-Emerging Markets
("GBI-EM") and the Barclays Capital High Yield Index (2% Constrained) ("BC High
Yield") on an equal weighted basis (the "High Income Composite Benchmark") is used by ALLIANCEBERNSTEIN HIGH INCOME FUND and its Historical Accounts, for
purposes of this example, as a benchmark to measure its relative performance.
EMBI Global tracks total returns for traded external debt instruments in the emerging markets, GBI-EM tracks total returns for local currency government bonds issued by emerging markets, and BC High Yield tracks the
U.S. Dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The Barclays Capital U.S. Aggregate Bond Index ("BC U.S. Aggregate Bond Index")
is used by ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO and its Historical
Accounts for purposes of this example as a benchmark to measure its relative performance and is composed of securities from Barclays Capital
Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the
Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

To the extent the investment teams utilize investment techniques such as swaps, futures or options, the performance of the High Income Composite Benchmark and the BC Aggregate Bond Index may not be substantially comparable to the performance of the investment teams' Historical Accounts. The High Income
Composite Benchmark and the BC Aggregate Bond Index do not reflect the deduction of any fees or expenses associated with the active management of a mutual fund.

The performance data below is provided solely to illustrate the investment teams' performance in managing the Historical Accounts as measured against a broad based market index. The performance of the Funds will be affected by the performance of the investment teams managing the Funds' assets. If the investment teams were to perform relatively poorly, the performance of the
Funds would suffer. Investors should not rely on the performance data of the
Historical Accounts as an indication of future performance of the Funds.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the
Funds' performance. The use of methodology different from that used to calculate performance could result in different performance data.

                                                                             45

SCHEDULE OF HISTORICAL PERFORMANCE - HISTORICAL ACCOUNTS*

                                                       HIGH INCOME     HIGH INCOME
                                                   HISTORICAL ACCOUNTS  COMPOSITE                           BC HIGH
                                                     TOTAL RETURN**     BENCHMARK  EMBI GLOBAL*** GBI-EM YIELD INDEX***
-----------------------------------------------------------------------------------------------------------------------
Year Ended December 31:
2011                                                       0.21%           2.33%        8.46%     -6.35%      4.96%
2010                                                      15.62%          14.01%       12.04%     13.08%     14.94%
2009                                                      60.62%          33.73%       28.18%     16.56%     58.76%
2008                                                     -32.27%         -14.79%      -10.91%     -6.93%    -25.88%
2007                                                       5.91%           8.19%        6.28%     16.28%      2.26%
2006                                                      12.56%          10.97%        9.88%     11.96%     10.76%
2005                                                       7.99%           5.46%       10.73%      2.87%      2.76%
2004                                                      11.11%          15.36%       11.73%     23.12%     11.14%
2003                                                      36.36%          24.06%       25.66%     17.79%     28.78%
2002                                                       5.26%          13.66%       13.11%     29.11%      -.24%
2001                                                     -10.44%             N/A        1.36%        N/A      5.46%
2000                                                      -4.25%             N/A       14.41%        N/A     -5.79%
1999                                                      18.76%             N/A       24.18%        N/A      2.39%
1998                                                     -15.60%             N/A      -11.54%        N/A      1.87%
Cumulative total return for the period September
 22, 1997 (inception of Historical Account) to
 December 31, 2011                                       122.20%             N/A      246.53%***     N/A    149.35%***

*  Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of all fees.

***Net inception cumulative index returns are from December 31, 1997.

                                                    INTERMEDIATE BOND   BC U.S.
                                                   HISTORICAL ACCOUNTS AGGREGATE
                                                     TOTAL RETURN**      INDEX
--------------------------------------------------------------------------------
Year Ended December 31:
2011                                                      7.09%          7.84%
2010                                                      9.45%          6.54%
2009                                                     18.77%          5.93%
2008                                                     -5.41%          5.24%
2007                                                      5.60%          6.97%
2006                                                      5.26%          4.33%
2005                                                      3.22%          2.43%
2004                                                      5.48%          4.34%
2003                                                      8.45%          4.10%
2002                                                      7.93%         10.26%
Cumulative total return for the period June 30,
 2001 (inception of Historical Accounts) to
 December 31, 2011                                       94.78%         83.52%

*  Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of all fees.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS 10 YEARS
-------------------------------------------------------------------------
High Income Historical Account    0.21% 23.00%   5.95%    9.97%   5.75%*
High Income Composite Benchmark   2.33% 15.79%   7.43%      N/A     N/A
   EMBI Global                    8.46% 15.92%   8.08%   11.04%   9.65%**
   GBI-EM                        -6.35%  7.27%   5.97%      N/A     N/A
   BC High Yield                  4.96% 24.19%   7.74%    8.96%   6.59%**

* Inception date of Historical Account is September 22, 1997.

**Since inception average annual total returns are from December 31, 1997.

                                                                SINCE
                                       1 YEAR 3 YEARS 5 YEARS INCEPTION
-----------------------------------------------------------------------
Intermediate Bond Historical Accounts  7.09%  11.66%   6.82%    6.56%*
BC U.S. Aggregate Bond Index           7.84%   6.77%   6.50%    5.95%*

* Inception date of Historical Accounts is June 30, 2001.

46

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance, and redemption of
Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the
AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the
beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

                                                                             47

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that
Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the
ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. For taxable years beginning on or before
December 31, 2012, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and
"qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or
December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the
Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to
"pass through" to the Fund's shareholders credits for foreign income taxes paid
(or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you will be taxed as a result of holding shares in the Funds.

48

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The
Funds reserve the right to close an account that has remained below $1,000 for
90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so.
Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number,
800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds.
In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all
AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

                                                                             49

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

FIXED-INCOME SECURITIES are investments, such as bonds, that pay a fixed rate of return.

NON-U.S. COMPANY or NON-U.S. ISSUER is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country,
(ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

SUPRANATIONAL ENTITIES are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the
Asian Development Bank, the African Development Bank, the International Finance
Corporation and the European Bank for Reconstruction and Development.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S.
Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of
Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

THE BOFA MERRILL LYNCH 3-MONTH T-BILL INDEX is an unmanaged index that measures returns of three-month Treasury Bills.

THE BOFA MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

THE BARCLAYS CAPITAL GLOBAL AGGREGATE BOND INDEX is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Barclays Capital, including the U.S. Aggregate Index, the
Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific
Aggregate Index, the Eurodollar Index and the U.S. Investment-Grade 144A Index.

THE BARCLAYS CAPITAL HIGH YIELD INDEX is an unmanaged index generally representative of corporate bonds rated below investment grade.

THE JPMORGAN EMERGING MARKETS BOND INDEX GLOBAL is a broad-based, unmanaged index which tracks total return for external currency denominated debt in emerging markets.

THE JPMORGAN GOVERNMENT BOND INDEX-EMERGING MARKETS is a definitive local emerging markets debt benchmark that tracks local currency government bonds issued by emerging markets.

50

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the
Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, the independent registered public accounting firm for all Funds, except ALLIANCEBERNSTEIN SHORT DURATION
PORTFOLIO, whose independent registered public accounting firm is
PricewaterhouseCoopers LLP. The independent public accounting firms' reports, along with each Fund's financial statements, are included in each Fund's Annual
Report, which is available upon request.

                                                                             51

                                    INCOME FROM INVESTMENT OPERATIONS          LESS: DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------     --------------------------------------
                                               NET REALIZED
                                              AND UNREALIZED  NET INCREASE
                     NET ASSET                GAIN (LOSS) ON   (DECREASE)   DIVIDENDS  DISTRIBUTIONS
                      VALUE,      NET        INVESTMENTS AND  IN NET ASSET   FROM NET     FROM NET     TOTAL DIVI-
FISCAL YEAR OR       BEGINNING INVESTMENT    FOREIGN CURRENCY  VALUE FROM   INVESTMENT REALIZED GAIN    DENDS AND
PERIOD               OF PERIOD INCOME (a)      TRANSACTIONS    OPERATIONS     INCOME   ON INVESTMENTS DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------
SHORT DURATION
CLASS A
Year ended 9/30/11    $11.92      $.08            $ (.01)        $  .07       $(.10)       $(0.00)        $(.10)
Year ended 9/30/10     11.65       .16               .30            .46        (.19)        (0.00)         (.19)
Year ended 9/30/09     11.46       .31               .21            .52        (.33)        (0.00)         (.33)
Year ended 9/30/08     12.24       .43              (.77)          (.34)       (.44)        (0.00)         (.44)
Year ended 9/30/07     12.31       .51              (.05)           .46        (.53)        (0.00)         (.53)

CLASS B
Year ended 9/30/11    $11.92      $.00(e)(f)      $ (.01)        $ (.01)      $(.02)       $(0.00)        $(.02)
Year ended 9/30/10     11.64       .08               .30            .38        (.10)        (0.00)         (.10)
Year ended 9/30/09     11.45       .23               .20            .43        (.24)        (0.00)         (.24)
Year ended 9/30/08     12.24       .34              (.77)          (.43)       (.36)        (0.00)         (.36)
Year ended 9/30/07     12.31       .43              (.06)           .37        (.44)        (0.00)         (.44)

CLASS C
Year ended 9/30/11    $11.92      $.00(e)(f)      $ (.00)(f)     $ (.00)(f)   $(.03)       $(0.00)        $(.03)
Year ended 9/30/10     11.64       .08               .30            .38        (.10)        (0.00)         (.10)
Year ended 9/30/09     11.45       .24               .20            .44        (.25)        (0.00)         (.25)
Year ended 9/30/08     12.23       .34              (.76)          (.42)       (.36)        (0.00)         (.36)
Year ended 9/30/07     12.30       .43              (.06)           .37        (.44)        (0.00)         (.44)

INTERMEDIATE BOND
CLASS A
Year ended 10/31/11   $10.98      $.37(g)         $  .07         $  .44       $(.38)       $(0.00)        $(.38)
Year ended 10/31/10    10.28       .42(g)            .70           1.12        (.42)        (0.00)         (.42)
Year ended 10/31/09     8.77       .44(g)           1.53           1.97        (.46)        (0.00)         (.46)
Year ended 10/31/08    10.24       .50(g)          (1.49)          (.99)(h)    (.48)        (0.00)         (.48)
Year ended 10/31/07    10.18       .42(g)            .06            .48        (.42)        (0.00)         (.42)

CLASS B
Year ended 10/31/11   $10.98      $.30(g)         $  .08         $  .38       $(.31)       $(0.00)        $(.31)
Year ended 10/31/10    10.28       .35(g)            .70           1.05        (.35)        (0.00)         (.35)
Year ended 10/31/09     8.77       .38(g)           1.52           1.90        (.39)        (0.00)         (.39)
Year ended 10/31/08    10.23       .42(g)          (1.47)         (1.05)(h)    (.41)        (0.00)         (.41)
Year ended 10/31/07    10.18       .35(g)            .05            .40        (.35)        (0.00)         (.35)

CLASS C
Year ended 10/31/11   $10.96      $.29(g)         $  .07         $  .36       $(.30)       $(0.00)        $(.30)
Year ended 10/31/10    10.26       .35(g)            .70           1.05        (.35)        (0.00)         (.35)
Year ended 10/31/09     8.75       .38(g)           1.52           1.90        (.39)        (0.00)         (.39)
Year ended 10/31/08    10.22       .43(g)          (1.49)         (1.06)(h)    (.41)        (0.00)         (.41)
Year ended 10/31/07    10.16       .35(g)            .06            .41        (.35)        (0.00)         (.35)

ADVISOR CLASS
Year ended 10/31/11   $10.99      $.40(g)         $  .07         $  .47       $(.41)       $(0.00)        $(.41)
Year ended 10/31/10    10.28       .44(g)            .73           1.17        (.46)        (0.00)         (.46)
Year ended 10/31/09     8.78       .47(g)           1.51           1.98        (.48)        (0.00)         (.48)
Year ended 10/31/08    10.24       .50(g)          (1.45)          (.95)(h)    (.51)        (0.00)         (.51)
Year ended 10/31/07    10.18       .45(g)            .06            .51        (.45)        (0.00)         (.45)
-------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on pages 58 through 59.

52

                                    RATIOS/SUPPLEMENTAL DATA
                         -----------------------------------------
              TOTAL                                       RATIO OF NET
            INVESTMENT                     RATIO OF        INVESTMENT
NET ASSET  RETURN BASED    NET ASSETS,     EXPENSES          INCOME      PORTFOLIO
VALUE, END ON NET ASSET   END OF PERIOD   TO AVERAGE       TO AVERAGE    TURNOVER
OF PERIOD   VALUE (b)    (000'S OMITTED)  NET ASSETS       NET ASSETS      RATE
----------------------------------------------------------------------------------
  $11.89         .63%       $ 67,806         .92%              .67%          99%
   11.92        3.95%(c)      65,233         .94(d)           1.35(d)       107
   11.65        4.61          53,643         .99              2.72          176
   11.46       (2.83)(c)      33,197         .96              3.60          116
   12.24        3.80          40,444         .98              4.21          127

  $11.89        (.05)%      $  4,559        1.60%             (.01)%(e)      99%
   11.92        3.27(c)        6,538        1.69(d)            .72(d)       107
   11.64        3.86           8,913        1.72              2.02          176
   11.45       (3.59)(c)       9,125        1.66              2.91          116
   12.24        3.09          10,791        1.68              3.48          127

  $11.89        (.02)%      $ 24,840        1.57%              .02%(e)       99%
   11.92        3.31(c)       27,105        1.65(d)            .66(d)       107
   11.64        3.88          25,193        1.70              2.04          176
   11.45       (3.52)(c)      16,176        1.66              2.89          116
   12.23        3.09          14,772        1.69              3.49          127

  $11.04        4.11%       $381,577         .85%(j)          3.42%(g)      115%
   10.98       11.17(c)      418,023         .91(d)(i)(j)     3.98(d)(g)     99
   10.28       23.01(c)      419,319         .89(i)(j)        4.71(g)        95
    8.77      (10.15)(c)     360,606         .85(j)           4.68(g)       184
   10.24        4.79(c)       41,696         .98(j)           4.13(g)       173

  $11.05        3.50%       $ 11,104        1.55%(j)          2.73%(g)      115%
   10.98       10.40(c)       16,048        1.62(d)(i)(j)     3.35(d)(g)     99
   10.28       22.17(c)       21,830        1.58(i)(j)        4.07(g)        95
    8.77      (10.69)(c)      31,207        1.55(j)           3.95(g)       184
   10.23        3.96(c)       20,157        1.66(j)           3.46(e)(g)    173

  $11.02        3.40%       $ 62,147        1.55%(j)          2.72%(g)      115%
   10.96       10.42(c)       66,568        1.61(d)(i)(j)     3.27(d)(g)     99
   10.26       22.22(c)       61,635        1.59(i)(j)        4.02(g)        95
    8.75      (10.80)(c)      51,708        1.55(j)           3.99(g)       184
   10.22        4.07(c)        9,404        1.68(j)           3.45(g)       173

  $11.05        4.43%       $ 88,402         .55%(j)          3.70%(g)      115%
   10.99       11.59(c)       89,981         .60(d)(i)(j)     4.19(d)(g)     99
   10.28       23.23(c)       62,369         .60(i)(j)        4.95(g)        95
    8.78       (9.78)(c)      33,139         .55(j)           4.98(g)       184
   10.24        5.11(c)       32,375         .68(j)           4.44(g)       173
----------------------------------------------------------------------------------

                                                                             53

                                   INCOME FROM INVESTMENT OPERATIONS            LESS: DIVIDENDS AND DISTRIBUTIONS
                               -------------------------------------     ----------------------------------------------
                                            NET REALIZED
                                           AND UNREALIZED  NET INCREASE
                     NET ASSET             GAIN (LOSS) ON   (DECREASE)   DIVIDENDS    TAX   DISTRIBUTIONS
                      VALUE,      NET     INVESTMENTS AND  IN NET ASSET   FROM NET  RETURN     FROM NET     TOTAL DIVI-
FISCAL YEAR OR       BEGINNING INVESTMENT FOREIGN CURRENCY  VALUE FROM   INVESTMENT   OF    REALIZED GAIN    DENDS AND
PERIOD               OF PERIOD INCOME (a)   TRANSACTIONS    OPERATIONS     INCOME   CAPITAL ON INVESTMENTS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND
CLASS A
Year ended 9/30/11     $8.50      $.32(g)      $ (.12)        $  .20       $(.32)    $(.00)     $(0.00)        $(.32)
Year ended 9/30/10      7.87       .32(g)         .63            .95        (.32)     (.00)      (0.00)         (.32)
Year ended 9/30/09      7.39       .40(g)         .60           1.00        (.40)     (.00)       (.12)         (.52)
Year ended 9/30/08      8.07       .42(g)        (.70)          (.28)       (.40)     (.00)      (0.00)         (.40)
Year ended 9/30/07      7.54       .40            .52            .92        (.39)     (.00)      (0.00)         (.39)

CLASS B
Year ended 9/30/11     $8.51      $.26(g)      $ (.13)        $  .13       $(.26)    $(.00)     $(0.00)        $(.26)
Year ended 9/30/10      7.88       .27(g)         .63            .90        (.27)     (.00)      (0.00)         (.27)
Year ended 9/30/09      7.39       .35(g)         .61            .96        (.35)     (.00)       (.12)         (.47)
Year ended 9/30/08      8.07       .36(g)        (.70)          (.34)       (.34)     (.00)      (0.00)         (.34)
Year ended 9/30/07      7.54       .34            .52            .86        (.33)     (.00)      (0.00)         (.33)

CLASS C
Year ended 9/30/11     $8.53      $.26(g)      $ (.13)        $  .13       $(.26)    $(.00)     $(0.00)        $(.26)
Year ended 9/30/10      7.90       .27(g)         .63            .90        (.27)     (.00)      (0.00)         (.27)
Year ended 9/30/09      7.41       .35(g)         .61            .96        (.35)     (.00)       (.12)         (.47)
Year ended 9/30/08      8.09       .36(g)        (.70)          (.34)       (.34)     (.00)      (0.00)         (.34)
Year ended 9/30/07      7.56       .34            .52            .86        (.33)     (.00)      (0.00)         (.33)

ADVISOR CLASS
Year ended 9/30/11     $8.50      $.34(g)      $ (.13)        $  .21       $(.34)    $(.00)     $(0.00)        $(.34)
Year ended 9/30/10      7.87       .34(g)         .64            .98        (.35)     (.00)      (0.00)         (.35)
Year ended 9/30/09      7.38       .41(g)         .62           1.03        (.42)     (.00)       (.12)         (.54)
11/5/07(k) to
 9/30/08                8.14       .41(g)        (.78)          (.37)       (.39)     (.00)      (0.00)         (.39)

UNCONSTRAINED BOND
CLASS A
Year ended 10/31/11    $8.50      $.25(g)      $ (.13)        $  .12       $(.29)    $(.00)     $(0.00)        $(.29)
Year ended 10/31/10     8.10       .24(g)         .39            .63        (.23)     (.00)      (0.00)         (.23)
Year ended 10/31/09     7.39       .32(g)         .71           1.03        (.28)     (.04)      (0.00)         (.32)
Year ended 10/31/08     9.02       .36(g)       (1.63)         (1.27)(h)    (.36)     (.00)      (0.00)         (.36)
Year ended 10/31/07     8.62       .34            .40            .74        (.34)     (.00)      (0.00)         (.34)

CLASS B
Year ended 10/31/11    $8.51      $.17(g)      $ (.11)        $  .06       $(.23)    $(.00)     $(0.00)        $(.23)
Year ended 10/31/10     8.11       .18(g)         .39            .57        (.17)     (.00)      (0.00)         (.17)
Year ended 10/31/09     7.40       .26(g)         .72            .98        (.23)     (.04)      (0.00)         (.27)
Year ended 10/31/08     9.03       .30(g)       (1.64)         (1.34)(h)    (.29)     (.00)      (0.00)         (.29)
Year ended 10/31/07     8.63       .26            .41            .67        (.27)     (.00)      (0.00)         (.27)

CLASS C
Year ended 10/31/11    $8.50      $.19(g)      $ (.13)        $  .06       $(.23)    $(.00)     $(0.00)        $(.23)
Year ended 10/31/10     8.10       .18(g)         .39            .57        (.17)     (.00)      (0.00)         (.17)
Year ended 10/31/09     7.40       .26(g)         .71            .97        (.23)     (.04)      (0.00)         (.27)
Year ended 10/31/08     9.02       .29(g)       (1.61)         (1.32)(h)    (.30)     (.00)      (0.00)         (.30)
Year ended 10/31/07     8.63       .27            .39            .66        (.27)     (.00)      (0.00)         (.27)

ADVISOR CLASS
Year ended 10/31/11    $8.49      $.32(g)      $ (.17)        $  .15       $(.31)    $(.00)     $(0.00)        $(.31)
Year ended 10/31/10     8.09       .26(g)         .39            .65        (.25)     (.00)      (0.00)         (.25)
Year ended 10/31/09     7.39       .32(g)         .72           1.04        (.30)     (.04)      (0.00)         (.34)
Year ended 10/31/08     9.02       .38(g)       (1.63)         (1.25)(h)    (.38)     (.00)      (0.00)         (.38)
Year ended 10/31/07     8.62       .37            .39            .76        (.36)     (.00)      (0.00)         (.36)
------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on pages 58 through 59.

54

                                    RATIOS/SUPPLEMENTAL DATA
                         -----------------------------------------
              TOTAL                                       RATIO OF NET
            INVESTMENT                     RATIO OF        INVESTMENT
NET ASSET  RETURN BASED    NET ASSETS,     EXPENSES          INCOME      PORTFOLIO
VALUE, END ON NET ASSET   END OF PERIOD   TO AVERAGE       TO AVERAGE    TURNOVER
OF PERIOD   VALUE (b)    (000'S OMITTED)  NET ASSETS       NET ASSETS      RATE
----------------------------------------------------------------------------------
  $8.38         2.37%      $1,624,399        .91%(i)(j)       3.80%(g)       65%
   8.50        12.38        1,744,323        .98(d)(i)(j)     3.98(d)(g)     69
   7.87        14.65        1,367,036        .93(i)(j)        5.65(g)        91
   7.39        (3.75)       1,425,649       1.04(i)(j)        5.19(g)       140
   8.07        12.47        1,071,398       1.80(i)           5.09          170

  $8.38         1.55%      $   54,784       1.61%(i)(j)       3.11%(g)       65%
   8.51        11.60           80,989       1.68(d)(i)(j)     3.34(d)(g)     69
   7.88        14.01           98,925       1.63(i)(j)        4.95(g)        91
   7.39        (4.44)         137,926       1.75(i)(j)        4.52(g)       140
   8.07        11.65          171,078       2.53(i)           4.36          170

  $8.40         1.53%      $  616,000       1.61%(i)(j)       3.09%(g)       65%
   8.53        11.55          684,415       1.67(d)(i)(j)     3.26(d)(g)     69
   7.90        13.95          526,963       1.63(i)(j)        4.92(g)        91
   7.41        (4.42)         492,541       1.75(i)(j)        4.46(g)       140
   8.09        11.65          307,616       2.50(i)           4.37          170

  $8.37         2.55%      $  651,336        .61%(i)(j)       4.08%(g)       65%
   8.50        12.71          457,794        .66(d)(i)(j)     4.21(d)(g)     69
   7.87        15.10          191,855        .64(i)(j)        5.88(g)        91
   7.38        (4.83)          89,152        .74(j)(l)        5.37(g)(l)    140

  $8.33         1.37%(c)   $   38,970        .90%(j)          2.98%(g)       78%
   8.50         7.88(c)        42,733        .90(d)(j)        2.83(d)(g)     54
   8.10        14.45(c)        46,138        .90(j)           4.24(g)        86
   7.39       (14.57)(c)       39,639        .90(j)           4.13(g)        81
   9.02         8.60(c)        48,542       1.47              3.81          134

  $8.34         0.66%(c)   $    2,515       1.60%(j)          2.06%(g)       78%
   8.51         7.13(c)         3,856       1.60(d)(j)        2.15(d)(g)     54
   8.11        13.65(c)         6,226       1.60(j)           3.66(g)        86
   7.40       (15.15)(c)       13,666       1.60(j)           3.43(g)        81
   9.03         7.77(c)        27,303       2.28              2.93          134

  $8.33         0.66%(c)   $   11,332       1.60%(j)          2.27%(g)       78%
   8.50         7.13(c)        13,236       1.60(d)(j)        2.13(d)(g)     54
   8.10        13.50(c)        14,376       1.60(j)           3.53(g)        86
   7.40       (15.05)(c)       11,245       1.60(j)           3.44(g)        81
   9.02         7.69(c)        15,208       2.20              3.03          134

  $8.33         1.79%(c)   $   46,740        .60%(j)          3.81%(g)       78%
   8.49         8.21(c)        12,660        .60(d)(j)        3.14(d)(g)     54
   8.09        14.64(c)        12,255        .60(j)           4.39(g)        86
   7.39       (14.31)(c)        3,756        .60(j)           4.42(g)        81
   9.02         8.89(c)         5,529       1.14              4.00          134
----------------------------------------------------------------------------------

                                                                             55

                               INCOME FROM INVESTMENT OPERATIONS               LESS: DIVIDENDS AND DISTRIBUTIONS
                               --------------------------------  ------------------------------------------------------------
                                               NET REALIZED
                                              AND UNREALIZED     NET INCREASE
                     NET ASSET                GAIN (LOSS) ON      (DECREASE)   DIVIDENDS    TAX   DISTRIBUTIONS
                      VALUE,      NET        INVESTMENTS AND     IN NET ASSET   FROM NET  RETURN     FROM NET     TOTAL DIVI-
FISCAL YEAR OR       BEGINNING INVESTMENT    FOREIGN CURRENCY     VALUE FROM   INVESTMENT   OF    REALIZED GAIN    DENDS AND
PERIOD               OF PERIOD INCOME (a)      TRANSACTIONS       OPERATIONS     INCOME   CAPITAL ON INVESTMENTS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
HIGH INCOME
CLASS A
Year ended 10/31/11    $9.19      $.64(g)         $ (.44)           $  .20(h)    $(.66)    $(.00)     $(0.00)        $(.66)
Year ended 10/31/10     8.24       .69(g)            .96              1.65(h)     (.70)     (.00)      (0.00)         (.70)
Year ended 10/31/09     5.85       .67(g)           2.44              3.11        (.69)     (.01)       (.02)         (.72)
Year ended 10/31/08     9.02       .61(g)          (2.87)            (2.26)(h)    (.68)     (.00)       (.23)         (.91)
Year ended 10/31/07     8.97       .56               .41               .97        (.57)     (.00)       (.35)         (.92)

CLASS B
Year ended 10/31/11    $9.26      $.57(g)         $ (.43)           $  .14(h)    $(.60)    $(.00)     $(0.00)        $(.60)
Year ended 10/31/10     8.31       .63(g)            .96              1.59(h)     (.64)     (.00)      (0.00)         (.64)
Year ended 10/31/09     5.90       .62(g)           2.46              3.08        (.64)     (.01)       (.02)         (.67)
Year ended 10/31/08     9.09       .55(g)          (2.89)            (2.34)(h)    (.62)     (.00)       (.23)         (.85)
Year ended 10/31/07     9.05       .49               .41               .90        (.51)     (.00)       (.35)         (.86)

CLASS C
Year ended 10/31/11    $9.29      $.57(g)         $ (.44)           $  .13(h)    $(.59)    $(.00)     $(0.00)        $(.59)
Year ended 10/31/10     8.33       .62(g)            .97              1.59(h)     (.63)     (.00)      (0.00)         (.63)
Year ended 10/31/09     5.92       .62(g)           2.46              3.08        (.64)     (.01)       (.02)         (.67)
Year ended 10/31/08     9.11       .55(g)          (2.89)            (2.34)(h)    (.62)     (.00)       (.23)         (.85)
Year ended 10/31/07     9.07       .49               .41               .90        (.51)     (.00)       (.35)         (.86)

ADVISOR CLASS
Year ended 10/31/11    $9.20      $.66(g)         $ (.43)           $  .23(h)    $(.69)    $(.00)     $(0.00)        $(.69)
Year ended 10/31/10     8.25       .71(g)            .97              1.68(h)     (.73)     (.00)      (0.00)         (.73)
Year ended 10/31/09     5.86       .72(g)           2.41              3.13        (.71)     (.01)       (.02)         (.74)
1/28/08(k) to
 10/31/08               8.52       .52(g)          (2.69)            (2.17)(h)    (.49)     (.00)      (0.00)         (.49)
------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on pages 58 through 59.

56

                                      RATIOS/SUPPLEMENTAL DATA
                         -----------------------------------------
              TOTAL                                        RATIO OF NET
            INVESTMENT                     RATIO OF         INVESTMENT
NET ASSET  RETURN BASED    NET ASSETS,     EXPENSES           INCOME        PORTFOLIO
VALUE, END ON NET ASSET   END OF PERIOD   TO AVERAGE        TO AVERAGE      TURNOVER
OF PERIOD   VALUE (b)    (000'S OMITTED)  NET ASSETS        NET ASSETS        RATE
-------------------------------------------------------------------------------------
  $8.73         2.48%(c)   $1,686,591        .95%(j)          7.05%(g)         29%
   9.19        20.85(c)     1,326,974        .99(d)(i)(j)     7.93(d)(g)       26
   8.24        57.11(c)       780,222        .99(i)(j)       10.13(g)          46
   5.85       (27.49)(c)      450,517       1.03(d)(i)(j)     7.65(d)(g)       74
   9.02        11.54          281,677       1.41(d)           6.24             67

  $8.80         1.75%(c)   $   26,192       1.65%(j)          6.28%(g)         29%
   9.26        19.86(c)        40,092       1.70(d)(i)(j)     7.25(d)(g)       26
   8.31        55.89(c)        52,041       1.68(i)(j)        9.46(g)          46
   5.90       (28.03)(c)       54,724       1.74(d)(i)(j)     6.83(d)(g)       74
   9.09        10.51           35,058       2.14(d)           5.45             67

  $8.83         1.73%(c)   $  760,234       1.65%(j)          6.25%(g)         29%
   9.29        19.88(c)       541,386       1.69(d)(i)(j)     7.08(d)(g)       26
   8.33        55.68(c)       222,632       1.69(i)(j)        9.27(g)          46
   5.92       (27.95)(c)      112,508       1.75(d)(i)(j)     6.82(d)(g)       74
   9.11        10.50           86,525       2.11(d)           5.47(d)          67

  $8.74         2.79%(c)   $  662,874        .65%(j)          7.34%            29%
   9.20        21.22(c)       385,380        .68(d)(i)(j)     8.12(d)(g)       26
   8.25        57.57(c)        76,843        .72(i)(j)       10.07(g)          46
   5.86       (26.77)(c)        6,095        .69(d)(l)        8.16(d)(g)(l)    74
-------------------------------------------------------------------------------------

                                                                             57

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at
   NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return.
   Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(c)Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the performance of each share class.

                                      FOR FISCAL YEAR ENDED
-----------------------------------------------------------------
ALLIANCEBERNSTEIN SHORT DURATION       September 30, 2010    .01%
                                       September 30, 2008    .05%

ALLIANCEBERNSTEIN INTERMEDIATE BOND    October 31, 2010      .01%
                                       October 31, 2009      .01%
                                       October 31, 2008      .21%
                                       October 31, 2007      .61%

ALLIANCEBERNSTEIN UNCONSTRAINED BOND   October 31, 2011      .08%
                                       October 31, 2010      .55%
                                       October 31, 2009      .57%
                                       October 31, 2008      .81%
                                       October 31, 2007     4.31%

ALLIANCEBERNSTEIN HIGH INCOME          October 31, 2011      .03%
                                       October 31, 2010      .15%
                                       October 31, 2009      .05%
                                       October 31, 2008      .41%

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Net of fees and expenses waived by the distributor.

(f)Amount is less than $ .005.

(g)Net of fees waived and expenses reimbursed by the Adviser.

(h)Amount includes contribution from Adviser of less than $.005.

(i)Includes interest expense. For the following Funds, the ratio of gross expenses to average net assets, excluding interest expense and TALF administration fee (and any related expenses), would have been as follows:

                                     2011    2010  2009   2008    2007
-----------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERMEDIATE BOND
Class A                                 --  1.05%* 1.07%    --      --
Class B                                 --  1.81%* 1.84%    --      --
Class C                                 --  1.77%* 1.78%    --      --
Advisor Class                           --   .75%*  .76%    --      --
ALLIANCEBERNSTEIN GLOBAL BOND
Class A                               .94%   .95%*  .97% 1.01%   1.05%
Class B                              1.67%  1.68%* 1.71% 1.73%   1.77%
Class C                              1.64%  1.65%* 1.67% 1.71%   1.75%
Advisor Class                         .64%   .65%*  .65%  .74%+
ALLIANCEBERNSTEIN HIGH INCOME
Class A                                 --  1.00%* 1.09% 1.07%*  1.14%*
Class B                                 --  1.73%* 1.85% 1.80%*  1.87%*
Class C                                 --  1.69%* 1.79% 1.77%*  1.85%*
Advisor Class                           --   .70%*  .76%  .76%*+
--------
   *The ratio includes expenses attributable to costs of proxy solicitation.
   +Annualized.

58

(j)Net of fees waived by the Adviser. If the following Funds had borne all expenses for the respective year ends, the expense ratios would have been as follows:

                                      2011    2010  2009   2008   2007
-----------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERMEDIATE BOND
Class A                               1.00%  1.11%* 1.11% 1.09%   1.54%
Class B                               1.75%  1.88%* 1.87% 1.83%   2.29%
Class C                               1.71%  1.83%* 1.82% 1.80%   2.27%
Advisor Class                          .70%   .80%*  .80%  .80%   1.25%
ALLIANCEBERNSTEIN GLOBAL BOND
Class A                                .95%  1.02%* 1.00% 1.15%      --
Class B                               1.68%  1.76%* 1.73% 1.88%      --
Class C                               1.65%  1.73%* 1.70% 1.86%      --
Advisor Class                          .65%   .72%*  .69%  .88%+     --
ALLIANCEBERNSTEIN UNCONSTRAINED BOND
Class A                               1.44%  1.55%* 1.69% 1.65%      --
Class B                               2.21%  2.30%* 2.49% 2.41%      --
Class C                               2.15%  2.26%* 2.39% 2.36%      --
Advisor Class                         1.14%  1.23%* 1.28% 1.33%      --
ALLIANCEBERNSTEIN HIGH INCOME
Class A                                .96%  1.04%* 1.13% 1.13%*     --
Class B                               1.69%  1.78%* 1.88% 1.86%*     --
Class C                               1.66%  1.73%* 1.83% 1.84%*     --
Advisor Class                          .66%   .73%*  .83%  .80%*+    --
--------
   *The ratio includes expenses attributable to costs of proxy solicitation.
   +Annualized.

(k)Commencement of distribution.

(l)Annualized.

                                                                             59

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations,
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in
   Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
However, it faces major ongoing

A-1

uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.

NR--Indicates that Fitch does not rate the specific issue.

DOMINION BOND RATING SERVICE LIMITED
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the
"middle" of the category. The AAA and D categories do not utilize "high",
"middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

                                                                            A-2

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While A is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the
BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B.
Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by
Dominion.

A-3

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney
General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and
Expenses of the Fund" in the Summary Information at the beginning of this
Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of each
Fund, please refer to the "Mutual Fund Fees & Expenses Calculators" on
www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT               HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
     ----------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75   $  517.49    $ 9,961.26
     2         9,961.26      498.06    10,459.32       96.23     10,363.09
     3        10,363.09      518.15    10,881.24      100.11     10,781.13
     4        10,781.13      539.06    11,320.19      104.15     11,216.04
     5        11,216.04      560.80    11,776.84      108.35     11,668.49
     6        11,668.49      583.42    12,251.91      112.72     12,139.19
     7        12,139.19      606.96    12,746.15      117.26     12,628.89
     8        12,628.89      631.44    13,260.33      122.00     13,138.33
     9        13,138.33      656.92    13,795.25      126.92     13,668.33
     10       13,668.33      683.42    14,351.75      132.04     14,219.71
     ----------------------------------------------------------------------
     Total                $5,756.98                $1,537.27

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT               HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
     ----------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75   $  510.46    $ 9,968.29
     2         9,968.29      498.41    10,466.70      104.67     10,362.03
     3        10,362.03      518.10    10,880.13      108.80     10,771.33
     4        10,771.33      538.57    11,309.90      113.10     11,196.80
     5        11,196.80      559.84    11,756.64      117.57     11,639.07
     6        11,639.07      581.95    12,221.02      122.21     12,098.81
     7        12,098.81      604.94    12,703.75      127.04     12,576.71
     8        12,576.71      628.84    13,205.55      132.06     13,073.49
     9        13,073.49      653.67    13,727.16      137.27     13,589.89
     10       13,589.89      679.49    14,269.38      142.69     14,126.69
     ----------------------------------------------------------------------
     Total                $5,742.56                $1,615.87

ALLIANCEBERNSTEIN GLOBAL BOND FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT               HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
     ----------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75   $  520.51    $ 9,958.24
     2         9,958.24      497.91    10,456.15       99.33     10,356.82
     3        10,356.82      517.84    10,874.66      103.31     10,771.35
     4        10,771.35      538.57    11,309.92      107.44     11,202.48
     5        11,202.48      560.12    11,762.60      111.74     11,650.86
     6        11,650.86      582.54    12,233.40      116.22     12,117.18
     7        12,117.18      605.86    12,723.04      120.87     12,602.17
     8        12,602.17      630.11    13,232.28      125.71     13,106.57
     9        13,106.57      655.33    13,761.90      130.74     13,631.16
     10       13,631.16      681.56    14,312.72      135.97     14,176.75
     ----------------------------------------------------------------------
     Total                $5,748.59                $1,571.84

                                                                            B-1

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT               HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
     ----------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75   $  515.48    $ 9,963.27
     2         9,963.27      498.16    10,461.43      150.64     10,310.79
     3        10,310.79      515.54    10,826.33      155.90     10,670.43
     4        10,670.43      533.52    11,203.95      161.34     11,042.61
     5        11,042.61      552.13    11,594.74      166.96     11,427.78
     6        11,427.78      571.39    11,999.17      172.79     11,826.38
     7        11,826.38      591.32    12,417.70      178.81     12,238.89
     8        12,238.89      611.94    12,850.83      185.05     12,665.78
     9        12,665.78      633.29    13,299.07      191.51     13,107.56
     10       13,107.56      655.38    13,762.94      198.19     13,564.75
     ----------------------------------------------------------------------
     Total                $5,641.42                $2,076.67

ALLIANCEBERNSTEIN HIGH INCOME FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT               HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
     ----------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75   $  521.52    $ 9,957.23
     2         9,957.23      497.86    10,455.09      100.37     10,354.72
     3        10,354.72      517.74    10,872.46      104.38     10,768.08
     4        10,768.08      538.40    11,306.48      108.54     11,197.94
     5        11,197.94      559.90    11,757.84      112.88     11,644.96
     6        11,644.96      582.25    12,227.21      117.38     12,109.83
     7        12,109.83      605.49    12,715.32      122.07     12,593.25
     8        12,593.25      629.66    13,222.91      126.94     13,095.97
     9        13,095.97      654.80    13,750.77      132.01     13,618.76
     10       13,618.76      680.94    14,299.70      137.28     14,162.42
     ----------------------------------------------------------------------
     Total                $5,745.79                $1,583.37

*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary
 Information at the beginning of this Prospectus.

B-2

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have SAIs, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAIs and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAIs, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange
Commission (the "Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
   Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND                SEC FILE NO.
--------------------------------
Short Duration       811-05555
Intermediate Bond    811-02383
Global Bond          811-06554
Unconstrained Bond   811-07391
High Income          811-08188
                                                                  PRO-0115-0112

                                    [GRAPHIC]

BLENDED STYLE FUNDS -- (A, B AND CLASS C CLASS SHARES)
PROSPECTUS  |  JANUARY 31, 2012

AllianceBernstein Blended Style Funds
(Classes Offered--Exchange Ticker Symbol)

 AllianceBernstein International Portfolio
 (Class A-AIZAX; Class B-AIZBX; Class C-AIZCX)

 AllianceBernstein Tax-Managed International Portfolio
 (Class A-ABXAX; Class B-ABXBX; Class C-ABXCX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS.  14

SUMMARY INFORMATION
--------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs on page 24 of this
Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page
44 of the Portfolio's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%           None            None
-----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           4.00%*          1.00%**
-----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None            None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Management Fees                            0.89%   0.89%   0.89%
Distribution and/or Service (12b-1) Fees   0.30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                           0.24%   0.32%   0.27%
  Other Expenses                           0.26%   0.25%   0.24%
                                           -----   -----   -----
Total Other Expenses                       0.50%   0.57%   0.51%
                                           -----   -----   -----
Total Portfolio Operating Expenses         1.69%   2.46%   2.40%
                                           =====   =====   =====
-----------------------------------------------------------------

* Class B shares automatically convert to Class A shares after eight years. The
  CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
  annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  589  $  649  $  343
After 3 Years   $  935  $  967  $  748
After 5 Years   $1,304  $1,311  $1,280
After 10 Years  $2,338  $2,606  $2,736
---------------------------------------

4

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  589  $  249  $  243
After 3 Years   $  935  $  767  $  748
After 5 Years   $1,304  $1,311  $1,280
After 10 Years  $2,338  $2,606  $2,736
---------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and
Canada. AllianceBernstein L.P., the Portfolio's investment adviser (the
"Adviser"), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the
MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Adviser also diversifies the Portfolio's investment portfolio between growth and value equity investment styles. The
Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Portfolio is managed without regard to tax considerations.

The Portfolio's international growth stocks are selected using the Adviser's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the Adviser's fundamental international value investment discipline. In selecting stocks for the Portfolio, the Adviser's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks.
The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the
Portfolio consisted of international value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary
Receipts ("GDRs"). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio's securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

                                                                             5

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the
   Portfolio had invested only pursuant to the equity style that performed better during that period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

6

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                             Calendar Year End (%)

  02    03    04      05       06      07       08        09      10       11
 ----  ----  ----   ------   ------   -----   -------   ------   -----   -------
  n/a   n/a   n/a   14.34%   23.80%   8.90%   -49.11%   25.69%   4.69%   -19.26%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 21.98%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN
-24.94%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS*
(For the periods ended December 31, 2011)

                                                                                                 SINCE
                                                                              1 YEAR  5 YEARS INCEPTION**
---------------------------------------------------------------------------------------------------------
Class A***  Return Before Taxes                                               -22.68% -10.83%   -0.83%
            ---------------------------------------------------------------------------------------------
            Return After Taxes on Distributions                               -23.15% -11.31%   -1.45%
            ---------------------------------------------------------------------------------------------
            Return After Taxes on Distributions and Sale of Portfolio Shares  -14.75%  -8.58%   -0.36%
---------------------------------------------------------------------------------------------------------
Class B     Return Before Taxes                                               -23.11% -10.74%   -1.03%
---------------------------------------------------------------------------------------------------------
Class C     Return Before Taxes                                               -20.65% -10.70%   -1.00%
---------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                          -12.14%  -4.72%    3.72%
---------------------------------------------------------------------------------------------------------

*  Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to
   Class A shares after the applicable period.

** Inception date for all Classes is 1/30/04.

***After-tax returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Laurent Saltiel      Since 2012       Senior Vice President of the Adviser

Patrick J. Rudden    Since 2009       Senior Vice President of the Adviser

Karen Sesin          Since 2011       Senior Vice President of the Adviser

Kevin F. Simms       Since 2012       Senior Vice President of the Adviser

                                                                             7

PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS

                                                                         INITIAL                SUBSEQUENT
---------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth               $2,500                    $50
IRAs (Class B shares are not currently offered to new shareholders)
---------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         Less than $2,500              $200
                                                                                       monthly until account balance
                                                                                              reaches $2,500
---------------------------------------------------------------------------------------------------------------------

*Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares through your financial intermediary or by mail
(AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX
78278-6003) or telephone (800-221-5672). Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form.

TAX INFORMATION
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

TAX-MANAGED INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs on page 24 of this
Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page
44 of the Portfolio's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                    CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED TO CLASS C
                                                                       SHARES       NEW INVESTORS)       SHARES
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases  (as a percentage of
offering price)                                                         4.25%             None             None
-----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)  (as a percentage of offering
price or redemption proceeds, whichever is lower)                       None             4.00%*           1.00%**
-----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None              None             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Management Fees                            0.86%   0.86%   0.86%
Distribution and/or Service (12b-1) Fees   0.30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                           0.45%   0.50%   0.45%
  Other Expenses                           0.41%   0.40%   0.38%
                                           -----   -----   -----
Total Other Expenses                       0.86%   0.90%   0.83%
                                           -----   -----   -----
Total Portfolio Operating Expenses         2.02%   2.76%   2.69%
                                           =====   =====   =====
-----------------------------------------------------------------

* Class B shares automatically convert to Class A shares after eight years. The
  CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
  annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  621  $  679  $  372
After 3 Years   $1,032  $1,056  $  835
After 5 Years   $1,467  $1,459  $1,425
After 10 Years  $2,673  $2,913  $3,022
---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  621  $  279  $  272
After 3 Years   $1,032  $  856  $  835
After 5 Years   $1,467  $1,459  $1,425
After 10 Years  $2,673  $2,913  $3,022
---------------------------------------

                                                                             9

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and
Canada. AllianceBernstein L.P., the Portfolio's investment adviser (the
"Adviser"), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the
MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Adviser also diversifies the Portfolio's investment portfolio between growth and value equity investment styles. The
Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.

The Portfolio's international growth stocks are selected using the Adviser's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the Adviser's fundamental international value investment discipline. In selecting stocks for the Portfolio, the Adviser's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks.
The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the
Portfolio consisted of international value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary
Receipts ("GDRs"). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio's securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Portfolio with the highest cost basis.
The Adviser may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

PRINCIPAL RISKS:

..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

10

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the
   Portfolio had invested only pursuant to the equity style that performed better during that period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

                                                                             11

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                             Calendar Year End (%)

  02     03     04      05       06      07       08       09      10      11
 ----   ----   ----   ------   ------   -----   -------  ------   -----  -------
  n/a    n/a    n/a   14.13%   24.62%   7.21%   -49.12%  26.56%   4.06%  -19.49%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 21.72%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN
-25.15%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS*
(For the periods ended December 31, 2011)

                                                                                                 SINCE
                                                                              1 YEAR  5 YEARS INCEPTION**
---------------------------------------------------------------------------------------------------------
Class A***  Return Before Taxes                                               -22.89% -11.15%   -1.09%
            ---------------------------------------------------------------------------------------------
            Return After Taxes on Distributions                               -23.33% -11.52%   -1.68%
            ---------------------------------------------------------------------------------------------
            Return After Taxes on Distributions and Sale of Portfolio Shares  -14.89%  -8.74%   -0.42%
---------------------------------------------------------------------------------------------------------
Class B     Return Before Taxes                                               -23.29% -11.06%   -1.27%
---------------------------------------------------------------------------------------------------------
Class C     Return Before Taxes                                               -20.83% -11.02%   -1.25%
---------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                          -12.14%  -4.72%    3.72%
---------------------------------------------------------------------------------------------------------

*  Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to
   Class A shares after the applicable period.

** Inception date for all Classes is 1/30/04.

***After-tax returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Laurent Saltiel      Since 2012       Senior Vice President of the Adviser

Patrick J. Rudden    Since 2009       Senior Vice President of the Adviser

Karen Sesin          Since 2011       Senior Vice President of the Adviser

Kevin F. Simms       Since 2012       Senior Vice President of the Adviser

12

PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS

                                                                         INITIAL                SUBSEQUENT
---------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth               $2,500                    $50
IRAs (Class B shares are not currently offered to new shareholders)
---------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         Less than $2,500              $200
                                                                                       monthly until account balance
                                                                                              reaches $2,500
---------------------------------------------------------------------------------------------------------------------

*Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares through your financial intermediary or by mail
(AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX
78278-6003) or telephone (800-221-5672). Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form.

TAX INFORMATION
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             13

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED
RISKS
--------------------------------------------------------------------------------

In addition to the principal investments previously described, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional information about each Portfolio's risks and investments can be found in the Portfolios'
SAI. This Prospectus refers to AllianceBernstein L.P. as the "Adviser,"
"AllianceBernstein" or "we" and shareholders of the Portfolios as "you."

FOREIGN (NON-U.S.) SECURITIES
The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities. The Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a
U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in
U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which a
Portfolio invests and adversely affect the value of the Portfolio's assets.
These risks are heightened with respect to investments in emerging market countries. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission
("SEC") or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Other foreign investment risks include:

..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

..  settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

..  the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

DERIVATIVES
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile or investment characteristics of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives

14

for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to
Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein's use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio's investment objective and policies.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:

..  OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

  The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

  The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the
  Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

  No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

  In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option.
  Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

  A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the
  Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

  The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

                                                                             15

  The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein. AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a
  Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

  A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the
  U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The
  International Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Foreign Currency Transactions."

..  FUTURES--A futures contract is a standardized exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

 - Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Each Portfolio may purchase or sell options on futures contracts for hedging, investment or other purposes. The
   Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Foreign
   Currency Transactions."

 - Regulatory changes could adversely affect the Portfolios by limiting their trading activities in futures and increasing Portfolio expenses. On
   February 11, 2011, the CFTC published a rule proposal that would limit a
   Portfolio's ability to use futures in reliance on certain CFTC exemptions.
   If the new rule is adopted as proposed, the amended CFTC exemption would limit a Portfolio's use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the
   Portfolio. If a Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the Portfolio would need to comply with all applicable regulations governing commodity pools. Other potentially adverse regulatory initiatives could develop.

..  FORWARDS--A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date.
   A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

..  SWAPS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The notional principal amount is used solely to calculate the payment stream, but is not exchanged (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios' investments in swap transactions include the following:

 - Interest Rate Transactions (Swaps, Caps and Floors). Each Portfolio may
   enter into interest rate swaps and purchase and sell interest rate caps and floors. Each Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the
   Portfolio anticipates purchasing at a later date, as a duration management technique or to attempt to exploit mispricings in the bond market.

   Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

   A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.

16

   Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal.
   Accordingly, unless there is a counterparty default, the risk of loss to a
   Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

 - Inflation (CPI) Swaps. Each Portfolio may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the
   Consumer Price Index with respect to CPI swaps) over the term of the swap
   (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a
   Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the
   Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.
   If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk.
   If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

   A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities)
   are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.

   A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's,
   Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the
   Portfolio to dispose of the swap.

 - Currency Swaps. The Portfolios may enter into currency swaps. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes or to attempt to exploit mispricings in the currency market. The Portfolios may invest in currency swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Foreign Currency Transactions."

   Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.
   Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or
"hybrid" investments. Examples of these securities are described below under
"Structured Instruments."

                                                                             17

FOREIGN CURRENCY TRANSACTIONS
Each Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options.
The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their portfolios to the consummation of these contracts.
The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.)
currency exchange rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a
Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the
U.S. Dollar). Currency markets generally are not as regulated as securities markets. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a
Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union ("EU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

ILLIQUID SECURITIES
Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule
144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A
Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

PREFERRED STOCK
Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

STRUCTURED INSTRUMENTS
As part of its investment program and to maintain greater flexibility, each
Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices
(collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the

18

structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

SYNTHETIC FOREIGN EQUITY SECURITIES
The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index.
International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset.
In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date.
In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

REAL ESTATE INVESTMENT TRUSTS
The Portfolios may invest in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity
REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the
REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a
REIT's investment in fixed-rate obligations can be expected to rise.
Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a
REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to

                                                                             19

fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

FORWARD COMMITMENTS
Each Portfolio may purchase or sell securities on a forward commitment basis.
Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued"
trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS
The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

SHORT SALES
Each Portfolio may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The
Portfolios may only make short sales "against the box." A short sale is
"against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A
Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

FUTURE DEVELOPMENTS
A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

PORTFOLIO HOLDINGS
Each Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios' portfolio holdings.

TEMPORARY DEFENSIVE POSITIONS
Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. When a Portfolio is

20

investing for temporary defensive purposes, it is not pursuing its investment goal.

CHANGING THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS; WHEN
SHAREHOLDER APPROVAL IS REQUIRED
A fundamental investment objective or policy cannot be changed without shareholder approval. Except as noted, all investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Under normal circumstances, shareholders will receive at least 60 days' prior written notice before any change to the investment objectives of any Portfolio is implemented.

INVESTMENT POLICIES AND LIMITATIONS APPLY AT TIME OF PURCHASE ONLY
Unless otherwise specified, the policies and limitations discussed in this
Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

PORTFOLIO TURNOVER
The portfolio turnover rate for each Portfolio is included in the Financial
Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a
Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders.

BORROWING AND LEVERAGE
The Portfolios may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio's assets.
Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The
Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the
Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a
Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a
Portfolio's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments thereby reducing the net asset value of a Portfolio's shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

                                                                             21

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus. The
Portfolios offer three classes of shares through this Prospectus. Different classes of fund shares are available to certain private clients and institutional clients of the Adviser and offered through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and
'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY
DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction
Programs" below.

HOW TO BUY SHARES
The purchase of a Portfolio's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE PORTFOLIOS TO NEW
INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING
CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B
SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE
DESCRIBED BELOW.

You may purchase a Portfolio's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter,
AllianceBernstein Investments, Inc. ("ABI").

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement
 Plans, Tax-Deferred Accounts and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00
p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc. ("ABIS"), must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

..  all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets of $1,000,000 or more;

..  AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and
   100 employees; and

..  certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.

Group retirement plans that selected Class B shares as an investment alternative under their plans before September 2, 2003 may continue to purchase
Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein
Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than
$250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

IRA custodians, plan sponsors, plan fiduciaries and other intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements.

REQUIRED INFORMATION
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf

22

in order to establish an account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A
Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account.
If a Portfolio is unable to verify your identity, or that of another person(s)
authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority
("FINRA") member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the
Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in each Portfolio's fee table included in the Summary
  Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES
Each Portfolio has adopted plans pursuant to Rule 12b-1 under the 1940 Act that allow the Portfolio to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is up to:

         DISTRIBUTION AND/OR SERVICE
           (RULE 12B-1) FEE (AS A
           PERCENTAGE OF AGGREGATE
          AVERAGE DAILY NET ASSETS)
------------------------------------
Class A             0.30%
Class B             1.00%
Class C             1.00%

Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio,
Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints or quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by
AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE PORTFOLIOS TO NEW
INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING
CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B
SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE
DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares.
The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                  4.0%
                          Second                 3.0%
                          Third                  2.0%
                          Fourth                 1.0%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein
Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The
CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

                                                                             23

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein
Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The
1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION
PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR
RECORDS YOU MAY NEED TO PROVIDE TO A PORTFOLIO OR YOUR FINANCIAL INTERMEDIARY
IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at
www.AllianceBernstein.com (click on "AllianceBernstein Mutual Funds
Investors--U.S." then "Investment Insights--Investor Education" then "Sales
Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in each Portfolio's SAI.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE PORTFOLIOS
The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in
Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY
DISCOUNT, a shareholder can combine the value of the new investment in a
Portfolio with the higher of cost or NAV of existing investments in the
Portfolio, any other AllianceBernstein Mutual Fund, AllianceBernstein
Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of
21 is the participant. The AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Portfolio into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other
AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

..  an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

..  a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

..  any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY
DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Portfolios offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at

24

least $100,000 in Class A shares of the Portfolio or any AllianceBernstein
Mutual Fund within 13 months. The Portfolio will then apply the QUANTITY
DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single
LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account.
A shareholder may have to provide information or records to his or her financial intermediary or a Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Portfolios or a financial intermediary; and

..  accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and
REINSTATEMENT PRIVILEGE AS DESCRIBED BELOW.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  all AllianceBernstein-sponsored group retirement plans;

..  group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or
   100 employees;

..  persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by
   ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

..  plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment
   Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

..  certain other investors, such as investment management clients of the
   Adviser or its affiliates, including clients and prospective clients of the
   Adviser's AllianceBernstein Institutional Investment Management Division,
   employees of selected dealers authorized to sell a Portfolio's shares, and employees of the Adviser.

Please see the Portfolios' SAI for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption

CDSC WAIVERS
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

..  if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

..  if the proceeds of the redemption are invested directly in a
   CollegeBoundfund account; or

..  if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio's Dividend Reinvestment Program. There is no
initial sales charge or CDSC imposed on shares issued pursuant to the Dividend
Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein
Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein
Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a
Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the

                                                                             25

Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Portfolios' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class
C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer sponsored, tax-qualified
401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a
Portfolio, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and the Portfolios' SAI.
Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and the Portfolios' SAI.
The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

CLASS A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link,
AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets in excess of
$1,000,000. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio as an investment option within one year, all investments in Class A shares of that Portfolio through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption.

CLASS C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein
Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than
$250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class
B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a
CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling
Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

CHOOSING A CLASS OF SHARES FOR GROUP RETIREMENT PLANS
Group retirement plans with plan assets in excess of $1 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the
1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF
PORTFOLIO SHARES.

26

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the
Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this Prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30%
of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the
AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual
Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the
AllianceBernstein Mutual Funds, or approximately $20 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a
"preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolios and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and
Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolio--Annual
Portfolio Operating Expenses" above.

                                                                             27

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS
  THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN
  INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR
  FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE
  FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO
  RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE PORTFOLIOS,
  THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY
  RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL
  ADVISOR AT THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  PrimeVest Financial Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors

Although the Portfolios may use brokers and dealers that sell shares of the
Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other
AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined
NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Portfolios may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the
Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m.,
Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the
Portfolio and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE PORTFOLIO
BY MAIL:
..  Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th Floor
          San Antonio, TX 78230

..  For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
..  You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by 4:00 p.m.,
   Eastern time, for you to receive that day's NAV, less any applicable CDSC.

28

..  For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the
   Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank.
   Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Portfolio account per day.

..  Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
Each Portfolio's Board of Directors (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of
Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the
Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Because the Portfolios may invest significantly in foreign securities, they may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the
Exchange (normally at 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the
Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Portfolios should be made for investment purposes only. The Portfolios will seek to prevent patterns of excessive purchases and sales of Portfolio shares to the extent they are detected by the procedures described below. The
Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might

                                                                             29

  constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s)
   will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the
   Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the
Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Portfolios expect to use fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at the close of regular trading on the Exchange (normally at 4:00 p.m., Eastern time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets.
To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a
Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The
Valuation Committee values Portfolio assets as described above. More information about the Portfolios' valuation procedures is available in the
Portfolios' SAI.

30

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Portfolio's Adviser is AllianceBernstein L.P., 1345 Avenue of the
Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2011 totaling approximately $402 billion (of which more than $78 billion represented assets of investment companies). As of September 30, 2011, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 27 of the nation's FORTUNE 100 companies), for public employee retirement funds in 34 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 33 registered investment companies managed by the Adviser, comprising approximately 120 separate investment portfolios, have approximately
3.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the
Portfolios paid the Adviser, during its most recent fiscal year, a percentage of net assets as follows:

                           FEE AS A PERCENTAGE OF FISCAL YEAR
PORTFOLIO                    AVERAGE NET ASSETS      ENDED
-------------------------------------------------------------
International                       0.89%           9/30/11
Tax-Managed International           0.86%           9/30/11

A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a
Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:
The day-to-day management of, and investment decisions for, the INTERNATIONAL
PORTFOLIO and TAX-MANAGED INTERNATIONAL PORTFOLIO are made by the Blend
Strategies Team, comprised of senior Blend portfolio managers. The Blend
Strategies Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the Blend Strategies Team with the most significant responsibility for the day-to-day management of the
Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Laurent Saltiel; since 2012; Senior Vice    Team Leader and Senior Portfolio
President of the Adviser                    Manager-Global/International Large
                                            Cap Growth Equities. Mr. Saltiel has
                                            been associated with the Adviser in
                                            similar capacities since June 2010. Prior
                                            thereto, he was associated with Janus
                                            Capital as a portfolio manager since
                                            prior to 2007.

Patrick J. Rudden; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            similar capacity to his current position
                                            since prior to 2007, and Head of Blend
                                            Strategies.

Karen Sesin; since 2011; Senior Vice        Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a similar capacity to her current
                                            position since prior to 2007.

Kevin F. Simms; since 2012; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2007 and
                                            Co-Chief Investment Officer of
                                            International Value Equities and Global
                                            Director of Value Research since prior
                                            to 2007.

The Portfolios' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolios.

PRIOR PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS
As described in this Prospectus, we diversify the investment portfolio of each of the Portfolios between the growth and value investment styles. Normally, approximately 50% of the value of each of the Portfolios will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the

                                                                             31

separate international growth and international value components of each of the
International Portfolio and the Tax-Managed International Portfolio are
managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Adviser in managing the
Portfolios have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the
"Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the Portfolios they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Portfolios, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the
Historical Accounts managed by investment teams that manage the Portfolios'
assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the
Historical Accounts through December 31, 2011. Each of an investment team's
Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions)
charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Portfolios, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Portfolios. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical
Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to
January 1, 2003 and on an asset weighted basis for periods subsequent thereto.
Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of the date of this prospectus, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New
Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United
Kingdom.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.
If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Portfolios managed by that investment team relative to the index would be reduced by the Portfolios' expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the
Portfolios' shareholders of sales charges and income taxes.

The performance of the Portfolios will be affected both by the performance of each investment team managing a portion of the Portfolios' assets and by the
Adviser's allocation of the Portfolios' portfolio between the two investment teams. If either or both of the investment teams employed by the Adviser in managing the Portfolios were to perform relatively poorly, and/or if the
Adviser were to allocate more of either of the Portfolios' portfolio to a relatively poorly performing investment team, the performance of that Portfolio would suffer. Investors should not rely on the performance data of the
Historical Accounts as an indication of future performance of all or any portion of the Portfolios.

32

Display 1 presents the historical performance for AllianceBernstein's international growth investment discipline ("Growth Composite"). THE
PERFORMANCE INFORMATION SET FORTH IN DISPLAY 1 DOES NOT REPRESENT THE
PERFORMANCE OF THE INTERNATIONAL PORTFOLIO OR TAX-MANAGED INTERNATIONAL
PORTFOLIO.

Display 1
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                      [CHART]

                                                             Premium/Discount to
                        Growth Composite    MSCI EAFE Index     MSCI EAFE Index
                        ----------------    ---------------  -------------------
  One Year                 -21.23%              -12.14%             -9.09%
  Three Years                3.32%                7.65%             -4.33%
  Five Years                -8.24%               -4.72%             -3.52%
  10 Years                   1.92%                4.67%             -2.75%
  Since Inception (12/90)    4.59%                4.91%             -0.32%

Periods ended December 31, 2011.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Display 2 presents the historical performance for AllianceBernstein's international value investment discipline ("Value Composite"). THE PERFORMANCE
INFORMATION SET FORTH IN DISPLAY 2 DOES NOT REPRESENT THE PERFORMANCE OF THE
INTERNATIONAL PORTFOLIO OR TAX-MANAGED INTERNATIONAL PORTFOLIO.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                      [CHART]

                                                            Premium/Discount
  to
                                           MSCI EAFE Index     MSCI EAFE Index
                        Value Composite      (GDP, HH)           (GDP, HH)
                        ---------------    ---------------
  -------------------
  One Year                 -19.76%              -13.71%             -6.05%
  Three Years                7.62%               10.70%             -3.09%
  Five Years                -7.67%               -2.92%             -4.75%
  10 Years                   7.02%                6.31%              0.71%
  Since Inception (06/92)    5.49%                3.79%             -1.70%

Periods ended December 31, 2011.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Until September 2, 2003, the International Portfolio and Tax-Managed
International Portfolio were managed using only the Adviser's international value discipline. Since September 2, 2003, the International Portfolio and
Tax-Managed International Portfolio have been managed using both the Adviser's international growth and international value investment disciplines.

THE ABOVE PERFORMANCE DATA IN DISPLAYS 1 AND 2 ARE PROVIDED SOLELY TO
ILLUSTRATE THE ADVISER'S EXPERIENCE IN MANAGING ACCOUNTS USING THE GROWTH AND
VALUE INVESTMENT DISCIPLINES. INVESTORS SHOULD NOT RELY ON THIS INFORMATION AS
AN INDICATION OF ACTUAL PERFORMANCE OF ANY ACCOUNT OR FUTURE PERFORMANCE OF THE
PORTFOLIOS. OTHER METHODS OF COMPUTING RETURNS MAY PRODUCE DIFFERENT RESULTS,
AND THE RESULTS FOR DIFFERENT PERIODS WILL VARY.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Portfolios, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolios, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolio." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan
"platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

                                                                             33

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Portfolio's income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Portfolio. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio's return of capital distributions for the period will be made after the end of each calendar year. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Portfolio, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Portfolio owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before
December 31, 2012, distributions of dividends to a Portfolio's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by a
Portfolio as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Portfolio.
"Qualified dividend income" generally is income derived from dividends from
U.S. corporations and "qualified foreign corporations." Other distributions by a Portfolio are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Portfolio will notify you as to how much of the Portfolio's distributions, if any, qualify for these reduced tax rates.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S.
individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Portfolio is liable for foreign income taxes withheld at the source, the Portfolio intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Portfolio's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Portfolio will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio. Each year shortly after December 31, each Portfolio will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
A 30% withholding tax will be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S.
account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with

34

the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S.
account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Portfolios' SAI for information on how you will be taxed as a result of holding shares in the Portfolios.

                                                                             35

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law.
The Portfolios reserve the right to close an account that has remained below
$500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so.
Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number,
800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same
Portfolios. In order to reduce the amount of duplicative mail that is sent to homes with more than one Portfolio account and to reduce expenses of the
Portfolios, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

36

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

TYPES OF SECURITIES
CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRs"), European
Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the
Securities Act.

RATING AGENCIES AND INDEXES
FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MSCI EAFE INDEX (EUROPE, AUSTRALASIA, FAR EAST) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of the date of this prospectus, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New
Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the
United Kingdom.

MOODY'S is Moody's Investors Service, Inc.

STANDARD & POOR'S is Standard & Poor's Ratings Services.

OTHER
1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NET ASSETS means the Portfolio's net assets plus any borrowings for investment purposes.

SECURITIES ACT is the Securities Act of 1933, as amended.

                                                                             37

                     (This page intentionally left blank.)

38

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each
Portfolio's financial performance for the past five years. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). This information has been audited by
PricewaterhouseCoopers LLP, the independent registered public accounting firm for each Portfolio, whose report, along with the Portfolio's financial statements, is included in the Portfolio's Annual Report, which is available upon request.

                                                                             39

                                       INCOME FROM INVESTMENT OPERATIONS           LESS: DIVIDENDS AND DISTRIBUTIONS
                               ------------------------------------------------  -------------------------------------
                                           NET REALIZED
                                          AND UNREALIZED                         DIVIDENDS  DISTRIBUTIONS
                                             GAIN ON                                FROM      FROM NET
                     NET ASSET              INVESTMENT                            TAXABLE     REALIZED
                      VALUE,   INVESTMENT  AND FOREIGN   CONTRIBUTION TOTAL FROM    NET        GAIN ON        TOTAL
FISCAL YEAR OR       BEGINNING  INCOME,      CURRENCY        FROM     INVESTMENT INVESTMENT  INVESTMENT   DIVIDENDS AND
PERIOD               OF PERIOD  NET (a)    TRANSACTIONS    ADVISER    OPERATIONS   INCOME   TRANSACTIONS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
CLASS A
10/1/10-9/30/11       $14.99     $ .14       $ (2.66)       $0.00       $(2.52)    $ (.19)     $ 0.00        $ (.19)
10/1/09-9/30/10        14.89       .16           .15         0.00          .31       (.21)       0.00          (.21)
10/1/08-9/30/09        16.37       .19         (1.28)        0.00        (1.09)      (.39)       0.00          (.39)
10/1/07-9/30/08        29.17       .46         (9.85)        0.00        (9.39)      (.37)      (3.04)        (3.41)
10/1/06-9/30/07        26.99       .40          5.60         0.00(c)      6.00       (.47)      (3.35)        (3.82)

CLASS B
10/1/10-9/30/11       $14.82     $ .03       $ (2.63)       $0.00       $(2.60)    $ (.08)     $ 0.00        $ (.08)
10/1/09-9/30/10        14.74       .05           .14         0.00          .19       (.11)       0.00          (.11)
10/1/08-9/30/09        16.12       .10         (1.25)        0.00        (1.15)      (.23)       0.00          (.23)
10/1/07-9/30/08        28.77       .26         (9.67)        0.00        (9.41)      (.20)      (3.04)        (3.24)
10/1/06-9/30/07        26.74       .21          5.52         0.00(c)      5.73       (.35)      (3.35)        (3.70)

CLASS C
10/1/10-9/30/11       $14.84     $ .02       $ (2.61)       $0.00       $(2.59)    $ (.08)     $ 0.00        $ (.08)
10/1/09-9/30/10        14.76       .06           .13         0.00          .19       (.11)       0.00          (.11)
10/1/08-9/30/09        16.13       .11         (1.25)        0.00        (1.14)      (.23)       0.00          (.23)
10/1/07-9/30/08        28.79       .28         (9.70)        0.00        (9.42)      (.20)      (3.04)        (3.24)
10/1/06-9/30/07        26.75       .24          5.50         0.00(c)      5.74       (.35)      (3.35)        (3.70)

ALLIANCEBERNSTEIN TAX-MANAGED INTERNATIONAL PORTFOLIO
CLASS A
10/1/10-9/30/11       $15.02     $0.10       $ (2.67)       $0.00       $(2.57)    $(0.16)     $ 0.00        $ (.16)
10/1/09-9/30/10        14.97       .12           .10         0.00(c)       .22       (.17)       0.00          (.17)
10/1/08-9/30/09        16.37       .17         (1.14)        0.00(c)      (.97)      (.43)       0.00          (.43)
10/1/07-9/30/08        29.45       .42(b)     (10.10)        0.00        (9.68)      (.40)      (3.00)        (3.40)
10/1/06-9/30/07        27.03       .47(b)       5.55         0.00(c)      6.02       (.43)      (3.17)        (3.60)

CLASS B
10/1/10-9/30/11       $14.82     $(.02)      $ (2.62)       $0.00       $ 2.64     $ (.06)     $ 0.00        $ (.06)
10/1/09-9/30/10        14.81       .02           .08         0.00(c)       .10       (.09)       0.00          (.09)
10/1/08-9/30/09        16.03       .07         (1.09)        0.00(c)     (1.02)      (.20)       0.00          (.20)
10/1/07-9/30/08        28.92       .29(b)      (9.95)        0.00        (9.66)      (.23)      (3.00)        (3.23)
10/1/06-9/30/07        26.73       .23(b)       5.51         0.00(c)      5.74       (.38)      (3.17)        (3.55)

CLASS C
10/1/10-9/30/11       $14.83     $(.03)      $ (2.61)       $0.00       $(2.64)    $(0.06)     $ 0.00        $ (.06)
10/1/09-9/30/10        14.82       .03           .07         0.00(c)       .10       (.09)       0.00          (.09)
10/1/08-9/30/09        16.02       .07         (1.07)        0.00(c)     (1.00)      (.20)       0.00          (.20)
10/1/07-9/30/08        28.90       .30(b)      (9.95)        0.00        (9.65)      (.23)      (3.00)        (3.23)
10/1/06-9/30/07        26.71       .26(b)       5.48         0.00(c)      5.74       (.38)      (3.17)        (3.55)
-----------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 41.

40

                                            RATIOS/SUPPLEMENTAL DATA
                      ------------------------------------------------------------------

                                                    RATIO OF      RATIO OF
                                                    EXPENSES      EXPENSES    RATIO OF NET
NET ASSET              NET ASSETS,     AVERAGE     TO AVERAGE    TO AVERAGE   INCOME (LOSS) PORTFOLIO
VALUE, END   TOTAL    END OF PERIOD  NET ASSETS    NET ASSETS,   NET ASSETS,   TO AVERAGE   TURNOVER
OF PERIOD  RETURN (d) (000 OMITTED) (000 OMITTED) NET OF WAIVER BEFORE WAIVER  NET ASSETS     RATE
-----------------------------------------------------------------------------------------------------
  $12.28     (17.04)%    $ 7,202       $ 9,982        1.69%         1.69%          .92%        62%
   14.99       2.10       11,455        15,764        1.53(e)       1.53(e)       1.13(e)      84
   14.89      (5.94)      19,875        20,274        1.60          1.60          1.61         91
   16.37     (36.24)      32,517        44,005        1.42          1.42          2.00         53
   29.17      24.25       49,745        40,926        1.42          1.42          1.47         59

  $12.14     (17.67)%    $   813       $ 1,309        2.46%         2.46%          .18%        62%
   14.82       1.28        1,572         1,722        2.30(e)       2.30(e)        .34(e)      84
   14.74      (6.72)       1,982         1,820        2.37          2.37           .84         91
   16.12     (36.65)       2,733         4,667        2.11          2.11          1.12         53
   28.77      23.32        5,831         5,562        2.12          2.12           .76         59

  $12.17     (17.58)%    $ 3,957       $ 6,362        2.40%         2.40%          .16%        62%
   14.84       1.28        8,254         9,147        2.24(e)       2.24(e)        .39(e)      84
   14.76      (6.65)      10,451        10,192        2.32          2.32           .89         91
   16.13     (36.66)      16,000        25,112        2.12          2.12          1.19         53
   28.79      23.35       29,367        22,751        2.12          2.12           .90         59

  $12.29     (17.30)%    $ 2,195       $ 3,133        2.02%         2.02%          .64%        61%
   15.02       1.47        3,321         3,530        1.78(e)       1.78(e)        .85(e)      85
   14.97      (5.15)       3,876         4,871        1.70          1.70          1.37         84
   16.37     (36.89)       9,101         6,673        1.38          1.43          1.90(b)      70
   29.45      24.11        7,325         4,865        1.28          1.44          1.69(b)      52

  $12.12     (17.90)%    $   139       $   201        2.76%         2.76%         (.16)%       61%
   14.82        .67          229           326        2.52(e)       2.52(e)        .16(e)      85
   14.81      (5.96)         368           302        2.53          2.53           .61         84
   16.03     (37.34)         380           587        2.03          2.09          1.27(b)      70
   28.92      23.23          647           613        2.00          2.16           .84(b)      52

  $12.13     (17.89)%    $   776       $ 1,233        2.69%         2.69%         (.18)%       61%
   14.83        .67        1,764         1,711        2.49(e)       2.49(e)        .19(e)      85
   14.82      (5.84)       1,736         1,631        2.46          2.46           .61         84
   16.02     (37.33)       2,612         4,080        2.03          2.09          1.31(b)      70
   28.90      23.24        4,773         3,687        1.99          2.15           .95(b)      52
-----------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of expenses waived by the Transfer Agent.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

                                                                             41

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the NYAG requires the
Portfolios to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the
Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the
Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in
Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the
10-year period. Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios." The current annual expense ratio for each Portfolio is the same as stated under "Financial
Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00    $ 478.75   $10,053.75   $ 594.91    $ 9,883.84
   2              9,883.84      494.19    10,378.03     175.39     10,202.64
   3             10,202.64      510.13    10,712.77     181.05     10,531.72
   4             10,531.72      526.59    11,058.31     186.89     10,871.42
   5             10,871.42      543.57    11,414.99     192.91     11,222.08
   6             11,222.08      561.10    11,783.18     199.14     11,584.04
   7             11,584.04      579.20    12,163.24     205.56     11,957.68
   8             11,957.68      597.88    12,555.56     212.19     12,343.37
   9             12,343.37      617.17    12,960.54     219.03     12,741.51
   10            12,741.51      637.08    13,378.59     226.10     13,152.49
   --------------------------------------------------------------------------
   Cumulative                 $5545.66                $2393.17

ALLIANCEBERNSTEIN TAX-MANAGED INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  628.09    $ 9,850.66
   2              9,850.66      492.53    10,343.19     208.93     10,134.26
   3             10,134.26      506.71    10,640.97     214.95     10,426.02
   4             10,426.02      521.30    10,947.32     221.14     10,726.18
   5             10,726.18      536.31    11,262.49     227.50     11,034.99
   6             11,034.99      551.75    11,586.74     234.05     11,352.69
   7             11,352.69      567.63    11,920.32     240.79     11,679.53
   8             11,679.53      583.98    12,263.51     247.72     12,015.79
   9             12,015.79      600.79    12,616.58     254.85     12,361.73
   10            12,361.73      618.09    12,979.82     262.19     12,717.63
   --------------------------------------------------------------------------
   Cumulative                $5,457.84               $2,740.21

A-1

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the
Portfolios, including their operations and investment policies. The Portfolios'
SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this
Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Commission:

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Portfolios are available on the
   EDGAR Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
   Public Reference Section, Washington DC 20549-1520.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                 FUND                             SEC FILE NO.
                 ---------------------------------------------
                 Sanford C. Bernstein Fund, Inc.   811-05555
                                                                [PRO-0109-0112]

                                    [GRAPHIC]

                        SANFORD C. BERNSTEIN FUND, INC.
                          1345 Avenue of the Americas
                           New York, New York 10105
                                (212) 756-4097

                      Statement of Additional Information
                               January 31, 2012

   This Statement of Additional Information ("SAI") relates to the following 12 series (each, a "Portfolio") and classes (each, a "Class") of shares of the
Sanford C. Bernstein Fund, Inc. (the "Fund"):

                                                               EXCHANGE TICKER
  PORTFOLIO AND CLASS (IF APPLICABLE)                              SYMBOL
  -----------------------------------                          ---------------
  NON-U.S. STOCK PORTFOLIOS
  International Portfolio International Class                       SIMTX
  Tax-Managed International Portfolio Tax-Managed
    International Class                                             SNIVX
  Emerging Markets Portfolio                                        SNEMX
  FIXED-INCOME PORTFOLIOS
  Short Duration New York Municipal Portfolio                       SDNYX
  Short Duration California Municipal Portfolio                     SDCMX
  Short Duration Diversified Municipal Portfolio                    SDDMX
  New York Municipal Portfolio New York Municipal Class             SNNYX
  California Municipal Portfolio California Municipal Class         SNCAX
  Diversified Municipal Portfolio Diversified Municipal Class       SNDPX
  U.S. Government Short Duration Portfolio                          SNGSX
  Short Duration Plus Portfolio Short Duration Plus Class           SNSDX
  Intermediate Duration Portfolio                                   SNIDX

   This SAI is not a prospectus, and should be read in conjunction with the
Fund's Prospectus, dated January 31, 2012, as it may be amended and/or supplemented from time to time.

   Certain financial statements from the Fund's annual report dated
September 30, 2011 are incorporated by reference into this SAI. Copies of the
Fund's Prospectus and annual report may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number or on the Internet at www.bernstein.com.

   Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                                                           PAGE
                                                                           ----

CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC

   AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

                                     - 2 -

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4,
1988 as an open-end management investment company.

   As of February 1, 2002, the names of each Portfolio were changed to delete
"Bernstein" from their names. As of the same date, "Bernstein Government Short
Duration Portfolio" changed its name to "U.S. Government Short Duration
Portfolio." To reflect a change in investment style from value to a blend of growth and value, as of September 2, 2003, the "Tax-Managed International Value
Portfolio" changed its name to "Tax-Managed International Portfolio," and the
"International Value Portfolio II" changed its name to "International
Portfolio." To reflect a change in investment style from value to a blend of growth and value, as of May 2, 2005, the "Emerging Markets Value Portfolio"
changed its name to "Emerging Markets Portfolio."

   Each Portfolio of the Fund is diversified except for the New York Municipal
Portfolio, Short Duration New York Municipal Portfolio, California Municipal
Portfolio and the Short Duration California Municipal Portfolio.

   The term "net assets," as used in this SAI, means net assets plus any borrowings.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see each Portfolio's sections of the Fund's
Prospectus entitled "Investment Objective," "Principal Strategies," "Principal
Risks," "Bar Chart and Performance Information" and "Fees and Expenses of the
Portfolio," as well as the section entitled "Additional Information About
Principal Investment Strategies and Risks." The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

FIXED-INCOME PORTFOLIOS
-----------------------

GENERAL INVESTMENT POLICIES -- ALL FIXED-INCOME PORTFOLIOS
----------------------------------------------------------

   Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Fixed-Income
Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

   Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors
(the "Board") without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

   To identify attractive bonds for the Fixed-Income Portfolios,
AllianceBernstein L.P. ("AllianceBernstein" or the "Manager") evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Manager may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.
Finally, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for each
Portfolio.

   None of the Fixed-Income Portfolios (other than Intermediate Duration
Portfolio) will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation
("Standard & Poor's" or "S&P"), Fitch Ratings, Inc. ("Fitch") or Moody's
Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or
MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of
securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by the Manager to be of comparable quality. In addition, none of the Fixed-Income Portfolios (other than
Intermediate Duration Portfolio) will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. Intermediate Duration Portfolio may invest in securities rated CCC by Standard & Poor's and Fitch, or Caa by Moody's. In the
event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below

                                     - 3 -

SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or
P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by
Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB, B or CCC by Standard & Poor's and Fitch, or Ba, B or Caa by
Moody's are considered to be speculative with regard to the payment of interest and principal.

   In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

   The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

   Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase.
Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

   The Portfolios may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally.
Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

   Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and
"overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

   In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label
MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

   If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios' securities. Therefore, if there are defaults on

                                     - 4 -

the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

   Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   The Portfolios may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

   The Portfolios may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities.
Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

   A Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a
Portfolio, or if the maturity of a security is extended after purchase by a
Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

SPECIFIC INVESTMENT POLICIES OF CERTAIN FIXED-INCOME PORTFOLIOS
---------------------------------------------------------------

FIXED-INCOME TAXABLE PORTFOLIOS
-------------------------------

THE U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------

   The U.S. Government Short Duration Portfolio invests, under normal circumstances, at least 80% of its net assets in marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives,
Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit
Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee
Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported

                                     - 5 -

by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. These include securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC")
under the Temporary Liquidity Guarantee Program ("TLGP"). As part of the Debt
Guarantee Program of the TLGP, the FDIC will guarantee payment of interest and principal on new senior unsecured debt issued by eligible financial institutions. The TLGP provides an explicit FDIC guarantee on debt issued by these financial institutions before June 30, 2009, provided the debt has a stated maturity of greater than 30 days. The FDIC guarantee expires on the earlier of the maturity of the debt securities or June 30, 2012.

   Shareholders' investments in this Portfolio are not insured by the U.S.
Government. To the extent that this Portfolio is invested in U.S. Government securities, as defined for tax purposes in a given state, its income is generally not subject to state and local income taxation. Most states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states' taxes. However, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

   The U.S. Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor's, Fitch or Moody's; commercial paper rated A-1 by Standard & Poor's, F-1 by Fitch or P-1 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.

THE MUNICIPAL PORTFOLIOS
------------------------

   As a fundamental policy, each of the six municipal Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities.
For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and
Guam and their various political subdivisions. The income from these securities is exempt from federal taxation but, in certain instances, may be includable in income subject to the alternative minimum tax ("AMT").

   In addition to Municipal Securities, each municipal Portfolio may invest in non-Municipal Securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the
Portfolio in accordance with the Portfolio's objectives.

   The New York Municipal, California Municipal and Diversified Municipal
Portfolios are referred to below as the "Fixed-Income Municipal Intermediate
Duration Portfolios."

   ALTERNATIVE MINIMUM TAX
   -----------------------

   Under current federal income tax law, (1) interest on tax-exempt Municipal
Securities issued after August 7, 1986 which are specified "private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and
(2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds
("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to
AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

THE NEW YORK MUNICIPAL PORTFOLIOS
---------------------------------

THE SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO AND THE NEW YORK MUNICIPAL
PORTFOLIO
--------------------------------------------------------------------------

   Each of the Short Duration New York Municipal Portfolio and the New York
Municipal Portfolio (the "New York Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for
New

                                     - 6 -

York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each New
York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal
Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax ("New York Municipal
Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   Each New York Municipal Portfolio is a non-diversified portfolio under the
Investment Company Act of 1940, as amended (the "1940 Act"). Nonetheless, the
Fund intends to continue to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such
Portfolio's total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If either New York Municipal
Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such
Portfolio.

   Because the New York Municipal Portfolios invest primarily in New York
Municipal Securities, the Portfolios' performance is closely tied to economic conditions within the State of New York and the financial condition of the
State and its agencies and municipalities.

   The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York State and local taxes as well as federal income tax, such
Portfolios may not be appropriate for taxable investors, such as non-New York
State residents, who are not subject to New York State income taxes.
Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

THE CALIFORNIA MUNICIPAL PORTFOLIOS
-----------------------------------

THE SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO AND THE CALIFORNIA MUNICIPAL
PORTFOLIO
------------------------------------------------------------------------------

   Each of the Short Duration California Municipal Portfolio and the California
Municipal Portfolio (the "California Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for
California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each
California Municipal Portfolio, under normal circumstances, invests at least
80% of its net assets, at the time of investment, in a portfolio of Municipal
Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax ("California Municipal
Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   Each California Municipal Portfolio is a non-diversified portfolio under the
1940 Act. Nonetheless, the Fund intends to continue to qualify each California
Municipal Portfolio as a "regulated investment company" for purposes of the
Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal Portfolio's total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than
5% of such Portfolio's total assets, and that each California Municipal
Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If either
California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

   Because the California Municipal Portfolios invest primarily in California
Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

   The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the
California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

                                     - 7 -

RISK OF CONCENTRATION IN A SINGLE STATE
---------------------------------------

(THE NEW YORK MUNICIPAL PORTFOLIOS AND THE CALIFORNIA MUNICIPAL PORTFOLIOS)
---------------------------------------------------------------------------

   The primary purpose of investing in a portfolio of a single state's
Municipal Securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal depends upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal Securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which
Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested.
However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under
"Fixed-Income Portfolios." See also Appendix A: "Description of Corporate and
Municipal Bond Ratings" for a description of ratings and rating criteria. Some
Municipal Securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement dated May 24, 2011, as updated on
November 22, 2011 with respect to New York and an Official Statement dated
October 2011 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information.
These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a
Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest.
Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio.
Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK
--------

   The following is based on information obtained from the Annual Information
Statement of the State of New York, dated May 24, 2011, and the Update to the
Annual Information Statement dated November 22, 2011.

Debt Reform Act of 2000
-----------------------

   The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New
York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income;
(b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

   The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and is fully phased in at 4% of personal income in 2010-11.
Similarly, the phased-in cap on new State-supported debt service costs began at
0.75% of total governmental funds receipts and is gradually increasing until it is fully phased in at 5% in 2013-14.

                                     - 8 -

   The Debt Reform Act requires the limitations on the issuance of
State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to
October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new
State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget ("DOB")
intends to manage subsequent capital plans and issuance schedules consistent with the limits.

   On November 31, 2010, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31,
2010 at 3.29% of personal income and debt service on such debt at 1.86% of total governmental receipts, compared to the caps of 3.98% for each.

   Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available cap room, in regards to debt outstanding, is expected to decline from 0.5% ($5.0 billion) in 2010-11 to 0.1% ($1.13 billion)
in 2012-13.

   New York is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. As of
March 31, 2011, total State-related debt outstanding was $56 billion and 5.9%
of personal income. New York ranks fifth in debt per capita, behind
Connecticut, Massachusetts, Hawaii and New Jersey.

   For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the
State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   As of March 31, 2011, the total amount of general obligation debt outstanding was $3.5 billion. The Enacted Budget Capital Plan projects that about $472 million in general obligation bonds will be issued in 2011-12.

   Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government
Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

   The State expects to continue to use lease-purchase and contractual-
obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax
("PIT") Revenue Bonds. Based on current assumptions, DOB anticipates that there will be $23.7 billion of State PIT Revenue Bonds outstanding during fiscal year
2011-12.

New York Local Government Assistance Corporation
------------------------------------------------

   In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a
public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with
LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

                                     - 9 -

   As of June 1995, LGAC had issued bonds and notes to provide net proceeds of
$4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities
-----------------

   The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or
State-related financing techniques. As of December 31, 2010, there were 17
Authorities that had aggregate outstanding debt of $161 billion, only a portion of which constitutes State-supported or State-related debt.

   Moral obligation financing generally involves the issuance of debt by an
Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the
State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs.
From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development
Corporation and other Authorities that had moral obligation debt outstanding.
The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2011-12 fiscal year.

   Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

   The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the
"TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road
Company, the Metro-North Commuter Railroad Company and the Metropolitan
Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating
Authority, an MTA subsidiary, operates a rapid transit line on Staten Island.
Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the
"TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

   Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the
MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

Current Fiscal Year
-------------------

   The State budget process begins with the Governor's submission of the
Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations,

                                    - 10 -

(ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the
Governor.

   In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. These additional items are then subject to line-item veto by the
Governor, which can be reconsidered by the Legislature. Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan.
Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or Legislature.

   The Governor submitted his Executive Budget proposed for FY 2012 on
February 1, 2011 and amendments on February 24 and March 1, 2011, as permitted by law. The Governor's Executive Budget proposed measures (the "gap-closing plan") to eliminate the projected General Fund budget gap of $10 billion in
2011-12, and to reduce the future projected budgets gaps to $2.2 billion in
2012-13, $2.5 billion in 2013-14, and $4.4 billion in 2014-15. The Executive
Budget proposed savings of approximately $2.85 billion each for School Aid and
Medicaid; $1.4 billion for State agency operations, including a 10%
year-to-year reduction in State Operations spending in the General Fund, and corresponding reductions in other funds, where appropriate; and $1.8 billion for a range of other programs and activities.

   The Governor and legislative leaders announced general agreement on the outlines of a budget for 2011-12 on March 27, 2011. The Legislature passed the appropriations and accompanying legislation needed to complete the budget on
March 31, 2011. Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment before the start of the fiscal year (on March 16, 2011). On April 11, 2011, the Governor completed his review of all budget bills, finalizing the enactment of the 2011-12 Budget.

   The gap-closing plan authorized in the Enacted Budget Financial Plan did not differ significantly from the Executive Budget proposal. DOB estimates that the gap-closing plan eliminates the General Fund budget gap of $10 billion in
2011-12 and reduces the budget gaps to $2.4 billion in 2012-13, $2.8 billion in
2013-14 and $6.4 billion in 2014-15.

   The gap-closing plan authorizes actions to lower General Fund spending by approximately $8.5 billion in 2011-12 compared to the current-services forecast. The Enacted Budget includes estimated savings of $2.8 billion for
School Aid and $2.7 billion for Medicaid (including a caseload reestimate);
$1.5 billion for State agency operations; and $1.5 billion for a range of other programs and activities.

   The gap-closing plan anticipates $324 million in additional revenues associated with specific statutory changes. These changes include modernizing the State's tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund.
The Legislature authorized certain tax modernization initiatives for two years
(scheduled to sunset on December 31, 2012).

   DOB estimates the State will end 2011-12 with a General Fund balance of $1.7 billion. An estimated closing balance of $275 million in the Rainy Day Reserve reflects a planned deposit of $100 million in 2011-12.

   The estimated closing balance also includes $346 million identified to cover the costs of potential retroactive labor settlements with unions that have not agreed to contracts through 2010-11. The amount is calculated based on the pattern settlement of fiscal years 2006-07 through 2010-11 agreed to by the
State's largest unions in that period. In prior years, this amount has been carried in the annual spending totals. If settlements are reached in 2011-12, the projected fund balance in the General Fund would decline by an amount equal to the cost of the settlements.

   2010-11 Fiscal Year
   -------------------

   Based on preliminary, unaudited results, the State ended 2010-11 in balance on a cash basis in the General Fund. Receipts, including transfers from other funds, totaled $54.4 billion, an increase of $343 million from the last public forecast. Tax receipts exceeded projections by approximately $150 million, with stronger than expected collections in personal income tax (PIT) and sales taxes, offset in part by lower collections for business taxes. All planned refunds were made according to schedule. Other sources of General Fund receipts
(including transfers of fund balances, miscellaneous receipts, and Federal grants) were approximately $195 million above planned levels. This was due almost exclusively to the transfer of excess balances from certain special revenue funds at the close of the fiscal year.

   General Fund disbursements, including transfers to other funds, totaled
$55.4 billion, an increase of $324 million form the last public forecast. The increase was due in part to the timing of payments that were due and budgeted for the first quarter of 2011-12 but that were made in the final quarter of
2010-11. These previously unanticipated payments included approximately $154 million for debt service expenses and $100 million for health care expenses.

                                    - 11 -

   The General Fund had a closing balance of $1.37 billion, consisting of $1.2 billion in the State's rainy day reserves ($1.0 billion in the Tax
Stabilization Reserve and $175 million in the Rainy Day Reserve), $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance in the General
Fund was $926 million lower than the closing balance for 2009-10. This reflects the planned use of an undesignated fund balance carried forward from 2009-10 into 2010-11.

2009-10 Fiscal Year
-------------------

   Receipts during the fiscal year fell substantially below projections.
General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for
2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections.
However, actual disbursements were affected by $2.1 billion in payment deferrals (described below) taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

   In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the
State's financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On
June 1, 2010, the State paid the $2.1 billion in school aid deferred from
2009-10.

   General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

   General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of Federal American Recovery and Reinvestment Act of 2009 ("ARRA") funds in place of General Fund spending.

   The General Fund closing balance consisted of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

Economic Overview
-----------------

   New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

   The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

   Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

   The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

                                    - 12 -

   New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

   Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

   Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

   The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

   In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved.
In 1999, for the first time in 13 years, the employment growth rate of the
State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole.

   Although the State unemployment rate was higher than the national rate from
1991 to 2000, the gap between them has narrowed in recent years. In 2010, the
State unemployment rate was 8.6%, compared to 9.6% for the nation as a whole.
State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because
New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2010, New York per capita personal income was
$48,821, compared to $40,584 for the nation as a whole.

Recent Developments
-------------------

   New York State's recovery continued to outpace that of the nation overall through the first half of 2011. The State has benefitted from Federal policies designed to keep interest rates low and strengthen the banking system. Strong finance and insurance sector profits resulted in solid growth in securities industry bonuses over the 2009-10 and 2010-11 two-year period. In addition, strong emerging market growth combined with a weak dollar appears to have spurred foreign demand for the State's exports, including New York City as a tourist and luxury-shopping destination. As a result, State private sector employment growth of 1.6% is estimated for 2011, accompanied by wage growth of
4.3%. These rates compare with growth of 1.5% and 3.9%, respectively, for the nation.

   However, domestic events and activity in Europe continue to roil global financial markets. The resulting equity market volatility, combined with the movement toward a more highly regulated environment, appears to be having a substantial downward impact on the finance industry's market capitalization and revenues. Returns from proprietary trading have been diminishing, while the dramatic decline in equity market prices during the third quarter has reduced the volume of revenue generating activity, such as IPOs and mergers and acquisitions. Many of the large financial institutions have announced layoffs, after a spurt of hiring in the first quarter. As a result, DOB now projects a substantial decline in finance and insurance sector bonuses for the 2011-12.

   Consistent with the substantial decline in bonuses, a private sector job growth is expected to decelerate to 1.1% in 2012. Total State employment is projected to grow 0.8% for 2012, following growth of 0.9% in 2011. Lower employment growth and the decline in bonuses are expected to be accompanied by lower wage growth of 3.1% for 2012. Total personal income is projected to grow
3.7% for 2012, following growth of 4.9% for 2011.

   All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, credit and equity market volatility pose a particularly large degree of uncertainty for New York. The full impact of the Federal financial reform package on the profitability of the State's finance industry is as yet unknown and consequently represents a major risk to
DOB's forecast for bonuses and income going forward. Lower bonuses than projected reduce a major segment of income subject to tax as well as cut the level of economic activity generated by the spending of those wages. Similarly, should equity markets fail to grow as anticipated, both financial sector income and taxable capital gains realizations could be negatively affected. These effects would ripple through the State economy, depressing both employment and wage growth. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

                                    - 13 -

New York City
-------------

   The fiscal demands on the State may be affected by the fiscal condition of
New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

   In response to New York City's fiscal crisis in 1975, the State took action to help New York City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York
("NYC MAC"), to provide New York City with financing assistance; the New York
State Financial Control Board ("FCB"), to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New
York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which
New York City was subject to certain statutorily prescribed fiscal controls.
The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
------------------

   Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during the 2009 and 2010 legislative sessions. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the
State's receipts and disbursements for the State's 2010-11 fiscal year, or thereafter.

   Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control.
Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary Federal stimulus funding in 2011 will particularly impact counties and school districts in New York State. The State's cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

   The State is a defendant in legal proceedings involving State finances,
State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2008-09 fiscal year or thereafter.

   Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced
2011-12 Enacted Budget Financial Plan. The State believes that the proposed
2011-12Enacted Budget Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2011-12 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2011-12 Enacted Budget
Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced
2011-12 Enacted Budget Financial Plan.

                                    - 14 -

CALIFORNIA
----------

   The following is based on information obtained from an Official Statement, dated October 19, 2011, relating to State of California $1,774,995,000
Tax-Exempt Various Purpose General Obligation Bonds and $205,000,000 Taxable
Various Purpose General Obligation Bonds and $205,000,000 Taxable Various
Purpose General Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

   Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

   Article XIII B. The State is subject to an annual appropriations limit (the
   --------------
"Appropriations Limit") imposed by Article XIII B to the State Constitution.

   Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend
"proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

   Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations
Limit may also be exceeded in cases of emergency.

   The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

   As of the enactment of the 2011 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $62.943 billion and $64.730 billion under the Appropriations Limit in fiscal years 2010-2011 and 2011-12, respectively.

   Proposition 98. On November 8, 1988, voters approved Proposition 98, a
   --------------
combined initiative constitutional amendment and statute called the "Classroom
Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues.
Under Proposition 98 (as modified by Proposition 111 which was enacted on
June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a
"credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8,
2005.

   The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

State Indebtedness
------------------

   The State Treasurer is responsible for the sale of debt obligations of the
State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

                                    - 15 -

   The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General
Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

   As of August 1, 2011, the State had outstanding $79,130,455,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $38,359,259,000 of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

   The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $4,501,310,000 of variable rate general obligation bonds, representing about 5.6% of the State's total outstanding general obligation bonds as of October 28, 2011.

   In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions.
These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the
State's lease obligation, which are marketed to investors. The State had
$9,426,325,000 General Fund-supported lease-purchase debt outstanding as of
October 1, 2011.

   As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 24 of the last 25fiscal years to partially fund timing differences between revenues and expenditures, as the majority of
General Fund revenues are received in the last part of the fiscal year. By law,
RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year.

Cash Management in Fiscal Year 2011-12
--------------------------------------

   As a result of expenditure reductions enacted in March 2011 and improved revenue results (despite the expiration of temporary tax surcharges), the State entered the 2011-12 fiscal year in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allows the State to carry out its normal cash flow borrowing (2011 RANs) early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in Congress disrupted the market for the 2011 RANs. These interim
RANs were prepaid on September 22, 2011 from Unapplied Moneys in the General
Fund. The 2011 RANs in the amount of $5.4 billion were issued on September 22,
2011.

   In addition to the 2011 RANs, intra-year cash payment deferrals similar to those described above for the 2010-11 fiscal year will be used, providing up to
$5.7 billion of cash flow relief in certain months. The State will also benefit from $1.7 billion of additional internal borrowable resources from the SAIF program. On September 26, 2011, the State received $1.7 billion of deposits into the SAIF as anticipated. The State's fiscal officers will continue to monitor the daily receipts and disbursements in fiscal year 2011-12 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

   Under California's continued intra-year payment deferral program, in the event there are sufficient funds available to the General Fund during the
2011-12 fiscal year, upon agreement among the State Controller, the State
Treasurer, and the Director of the Department of Finance, the State Controller
may release deferred funds earlier than scheduled in the Department of
Finance's cash flow projections for the 2011-12 fiscal year. These potential early payments could reduce unused cash borrowable resources in earlier months than anticipated in those projections, but would not affect the June 30, 2012 unused borrowable resources.

The Budget Process
------------------

   The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

   The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by

                                    - 16 -

the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year
2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

   Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the
Legislature.

State Financial Pressure
------------------------

   Since the beginning of 2010, the nation and California have been gradually recovering from the worst recession since the Great Depression. National economic output grew as did personal income in both the State and the nation, and job growth resumed. However, because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges.

   The State's revenue estimates utilized in connection with the 2011 Budget
Act assumed slow but positive economic growth, and the 2011 Budget Act projects that most of California's major revenue sources will grow in fiscal year
2011-12. The 2011 Budget Act also takes into account the end of federal stimulus funds (ARRA) which provided $4.2 billion to the State to offset
General Fund costs in fiscal year 2010-11, and the expiration on June 30, 2011 of temporary surcharges on personal income taxes, sales taxes and vehicle license fees which provided $7.1 billion in the last fiscal year. The 2011
Budget Act closed a projected $26.6 billion budget gap for the two fiscal years
2010-11 and 2011-12 and made substantial progress in addressing the State's long-term structural budget deficit described below.

   The economic downturn of the last few years adversely affected the State's budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize.

   Despite eliminating a significant portion of the structural deficit in the
2011 Budget Act, the State continues to face major long-term challenges and must address the remaining structural budget deficit and the consequences of budget-balancing actions taken in the past.

Current Fiscal Year Budget
--------------------------

   The 2011-12 Governor's Budget projected that the 2010-11 fiscal year would end with an $8.2 billion deficit, compared to the assumption of a $1.5 billion budget reserve balance in the 2010 Budget Act that was adopted in October 2010.
Among the reasons for this change were failure to obtain as much federal assistance as had been anticipated, and other budget solutions which failed to materialize. Subsequently, with improved revenues, the ending budget deficit at
June 30, 2011 was revised to about $2 billion. Looking toward the combined
2-year period of fiscal years 2010-11 and 2011-12, the 2011-12 Governor's
Budget projected a budget gap of about $25.4 billion which had to be addressed, and which would leave a budget reserve at June 30, 2012 of about $950 million.

   The 2011 Budget Act was the first budget to be enacted under Proposition 25, approved by the voters in November 2010, which lowered the required vote for budget actions to a majority from two-thirds. However, Proposition 25 did not lower the vote required to raise taxes, which remains at two-thirds in each house of the Legislature.

   In the 2011-12 May Revision, the Governor again focused on the need to enact permanent solutions, and to start to take actions to address the budgetary borrowing accumulated over prior years. In January 2011, the Governor had projected that, absent such solutions, budget gaps averaging more than $20 billion would continue for the next four years. By the time of the 2011-12 May
Revision, these projected deficits had been reduced to around $10 billion per year through fiscal year 2014-15, as a result of permanent expenditure reductions enacted in March 2011.

   Following release of the 2011-12 May Revision, the Legislature and Governor
continued to be unable to reach agreements which required a two-thirds vote, particularly any actions leading to extension of the tax surcharges. On
June 15, 2011 (the Constitutional deadline), the Legislature by majority vote adopted a budget bill, SB 69. The Governor vetoed this bill the next day indicating that the budget in SB 69 was not a balanced solution, that it continued large deficits for years to come and added billions of dollars of new debt and that it contained legally questionable maneuvers and unrealistic savings. The Governor believed that the State could not carry out its normal cash flow borrowing based on this budget, and the State therefore would not be able to meet all of its obligations as they came due.

                                    - 17 -

   By the end of June, preliminary cash results for the General Fund's main tax sources for May and part of June were ahead of the 2011-12 May Revision projections. The additional revenues for May and June were estimated at $1.2 billion. The Legislature and Department of Finance agreed that if the trend of better-than-projected revenues continued, about $4 billion of additional revenue could be received for the full year 2011-12. The combined $5.2 billion of additional revenues above the 2011-12 May Revision projection was enough to close the remaining budget gap. However, a "trigger mechanism" was included in the 2011 Budget Act to reduce spending automatically if an updated forecast of full-year revenues in mid-December 2011 showed that there would be at least a
$1 billion shortfall compared to the 2011 Budget Act estimate.

2011 Budget Act
---------------

   The 2011 Budget Act, enacted on June 30, 2011, projected that the State would end fiscal year 2011-12 with a $543 million General Fund reserve. General
Fund revenues and transfers for fiscal year 2011-12 were projected at $88.5 billion, a reduction of $6.3 billion compared with fiscal year 2010-11. General
Fund expenditures for fiscal year 2011-12 were projected at $85.9 billion - a reduction of $5.5 billion compared to the prior year. These amounts compare to the following figures proposed in the 2011-12 Governor's Budget: revenues and transfers of $89.7 billion, expenditures of $84.6 billion, and an ending reserve of $955 million. In approving the 2011 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about
$24 million, mostly in the Judicial Branch ($22.9 million related to parole revocation workload). The 2011 Budget Act also includes special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion.

   The estimated General Fund revenue reflects a combination of factors, including expiration of temporary taxes and surcharges (which totaled approximately $7.1 billion in fiscal year 2010-11) and transfer of about one percent of the State sales tax rate to local governments to fund the realignment described further below. Offsetting these reductions was improved revenue estimates for the remaining State tax sources. Expenditures reflected increases needed to offset the termination of federal stimulus funding (ARRA)
which supported about $4.2 billion of General Fund programs in fiscal year
2010-11.

2010 Budget Act
---------------

   The 2010 Budget Act enacted on October 8, 2010, projected to end fiscal year
2010-11 with a $1.3 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 are projected at $94.2 billion, an increase of $7.3 billion compared with fiscal year 2009-10. General Fund expenditures for fiscal year
2010-11 are projected at $86.6 billion--essentially flat compared to the prior year. These amounts compared to the following which were proposed in the
2010-11 Governor's Budget: revenues and transfers of $89.3 billion, expenditures of $82.9 billion, and an ending reserve of $1.0 billion. In approving the 2010 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $960 million, mostly in the areas of health care and social services. The 2010 Budget Act also included Special
Fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion.

   Prior to enactment of the 2010 Budget Act, the Administration had reported a budget gap of $19.3 billion, including a $1.3 billion reserve based on projected General Fund revenues and transfers in fiscal year 2010-11 compared against projected expenditures (assuming the workload budget from fiscal year
2009-10, adjusted for increases in costs and certain other developments but no changes in law). The 2010 Budget Act planned to close the estimated budget gap by a combination of expenditure reductions, federal funds, and other solutions.
The majority of these solutions were one-time or temporary in nature, so that budget gaps would recur in fiscal year 2011-12 and beyond. Furthermore, many of the assumed solutions did not come to fruition, and the 2010 Budget Act soon out of balance.

Fiscal Year 2009-10
-------------------

   The State's budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted up to that time, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which arc heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

   Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the
February 2009 Budget Package was enacted which included modifications to the
2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

                                    - 18 -

Initial 2009 Budget Act
-----------------------

   The Initial 2009 Budget Act was adopted by the Legislature on February 19,
2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009.
These measures were all rejected by the voters.

   On July 24, 2009, the Legislature approved amendments to the Initial 2009
Budget Act and the Governor signed the Amended 2009 Budget Act on July 28,
2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State's fiscal situation identified in the 2009-10 May Revision.

   Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenues enacted in February 2009. The
Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a
7.5% decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 General Fund balance of negative $4.5 billion.

   Events after adoption of the Amended 2009 Budget Act resulted in the State ending the 2009-10 fiscal year with $86.9 billion in General Fund revenues and transfers (compared to $89.5 billion projected in the Amended 2009 Budget Act)
and expenditures of $86.3 billion (compared to $84.6 ,billion projected). As a result, the State exhausted the projected General Fund reserve and ended the
2009-10 fiscal year with a negative General Fund balance of $6.3 billion.

Economic Overview
-----------------

   The State of California is by far the most populous state in the nation, 50%
larger than Texas, the second-ranked state, according to the 2010 U.S. Census.
The State's 2010 population of about 37.3 million represented over 12% of the total United States population.

   California's economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

   In 2010, per capita personal income in California averaged $43,104, compared to $40,584 for the nation. The unemployment rate in 2010 was 12.4%, compared to
9.6% for the nation. The trade, transportation and utilities sector represented the largest component (18.8%) of California's non-farm workforce, followed by federal, state and local government (17.4%), professional and business services
(14.9%), educational and health services (12.9%) and leisure and hospitality
(10.7%).

Litigation
----------

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may have a potentially significant fiscal impact upon the
State's expenditures or its revenues.

                                      ***

Insurance Feature
-----------------

   The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, only Assured Guaranty Municipal Corp. ("AGM") is writing policies on newly issued municipal bonds. AGM (formerly, Financial Security
Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd.
("Assured"). Prior to the recent financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. These insurers include National Public Finance Guarantee
Corporation ("National"), a wholly-owned subsidiary of MBIA Inc. ("MBIA");
Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation
("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA
Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly,
Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of
Radian Group, Inc.; Syncora Guarantee Inc. ("Syncora") (formerly XL Capital
Assurance, Inc.), a wholly-owned subsidiary of Syncora Holdings Ltd. (formerly
Security Capital Assurance Ltd.); CIFG Assurance North America, Inc. (formerly,
CDC IXIS Financial Guaranty North America, Inc.) ("CIFG NA"); and Berkshire
Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire
Hathaway Inc. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may

                                    - 19 -

be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

   It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

   The information relating to MBIA, FGIC, Ambac, AGM, ACA, Radian, Syncora,
CIFG NA and BHAC contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

   National. National is a wholly-owned subsidiary of MBIA. Neither MBIA nor its shareholders are obligated to pay the debts of or claims against National.
National was incorporated and is domiciled in the State of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the
Northern Mariana Islands, the U.S. Virgin Islands, Puerto Rico, the Kingdom of
Spain and the Republic of France. As of September 30, 2011, MBIA had total assets of $2.060 billion, and total liabilities of $5.738 billion. The address of National is 113 King Street, Armonk, New York 10504.

   FGIC. Until August of 2003, when it was purchased by an investor group, FGIC
   ----
was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of
September 30, 2011, FGIC had total assets of $2.060 billion and total liabilities of $5.738 billion. The address of FGIC is 125 Park Avenue, New
York, New York 10017.

   Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by
   -----
the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S.
Virgin Islands. As of September 30, 2011, Ambac Financial Group, Inc. and all
of its subsidiaries had total assets of $27.627 billion and total liabilities of $5.738 billion. The address of Ambac's administrative offices is One State
Street Plaza, 17th Floor, New York, New York 10004.

   AGM. AGM is domiciled in the State of New York, is subject to regulation by
   ---
the State of New York Insurance Department and is licensed to do business in all 50 states, the District of Columba, Guam, Puerto Rico and the U.S. Virgin
Islands. As of September 30, 2011, Assured and its subsidiaries had, on a consolidated basis, total assets of $18.405 billion and total liabilities of
$13.638 billion. The registered office of AGM is located at 31 West 52/nd/
Street, New York, New York 10019.

   ACA. ACA is a Maryland-domiciled insurance company regulated by the Maryland
   ---
Insurance Administration ("MIA") and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. Since
August 2008, when ACA underwent a restructuring, ACA has been operating as a run-off financial guaranty insurance company, meaning that it no longer issues any new insurance policies without the consent of the MIA, but it continues to guarantee timely payment of principal and interest when due on its remaining portfolio of insured municipal obligations. As of September 30, 2011, ACA had total assets of $.490 billion and total liabilities of $.453 billion. ACA's principal business office is located at 600 Fifth Avenue, New York, New York
10020.

   Radian. Radian is domiciled in the State of New York and is subject to
   ------
regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2011,
Radian Group, Inc. had total assets of $7.246 billion and total liabilities of
$5.958 billion. Radian's principal business office is located at 1601 Market
Street, Philadelphia, Pennsylvania 19103.

   Syncora. Syncora is domiciled in the State of New York and is subject to
   -------
   regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, Puerto Rico, the District of Columbia, the U.S.
Virgin Islands and Singapore. Syncora is a wholly-owned subsidiary of Syncora
Holdings Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30,
2011, Syncora had total assets of $.910 billion and total liabilities of $.832 billion. Syncora's principal business office is located at 825 Eighth Avenue,
New York, New York, 10019.

   CIFG NA. CIFG NA, a subsidiary of Groupe Caisse d'Epargne, a leading French
   -------
bank, is domiciled in the State of New York and is subject to regulation by the
State of New York Insurance Department. CIFG NA is licensed to transact financial guaranty insurance in 48 states, the District of Columbia and the
Commonwealth of Puerto Rico. As of September 30, 2011, CIFG NA had total

                                    - 20 -

assets of $.733 billion and total liabilities of $.733 billion. The address of
CIFG NA is 850 Third Avenue, New York, New York 10022.

   BHAC. BHAC, established in December 2007 as an indirect subsidiary of
   ----
Berkshire Hathaway Inc., is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of
September 30, 2011, Berkshire Hathaway Inc. and its subsidiaries had total assets of $385.194 billion and total liabilities of $221.613 billion. BHAC is currently licensed to transact financial guaranty business in 49 states. BHAC's office is located at the Marine Air Terminal, LaGuardia Airport, New York, New
York 11371.

THE DIVERSIFIED MUNICIPAL PORTFOLIOS
------------------------------------
THE SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO AND THE DIVERSIFIED
MUNICIPAL PORTFOLIO
----------------------------------------------------------------------

   Each of the Short Duration Diversified Municipal Portfolio and the
Diversified Municipal Portfolio (the "Diversified Municipal Portfolios") will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal
Securities of issuers located in any one state. Neither Diversified Municipal
Portfolio is appropriate for tax-exempt investors under normal market conditions.

THE NON-U.S. STOCK PORTFOLIOS
-----------------------------
THE TAX-MANAGED INTERNATIONAL PORTFOLIO, THE INTERNATIONAL PORTFOLIO AND THE
EMERGING MARKETS PORTFOLIO
----------------------------------------------------------------------------

   The Tax-Managed International Portfolio, the International Portfolio
(collectively referred to as the "International Portfolios") and the Emerging
Markets Portfolio seek long-term capital growth. The Emerging Markets Portfolio will invest primarily in equity securities of both large and small emerging market companies. The International Portfolios will and the Emerging Markets
Portfolio may invest in equity securities of issuers in countries that comprise the Morgan Stanley(R) Capital International Europe, Australasia, Far East (MSCI
EAFE) index. The International Portfolios will also invest in equity securities of companies in less developed or emerging market countries.

   As used in this statement of additional information, emerging market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance
Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market."

   EMERGING MARKETS PORTFOLIO: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts for the Emerging
Markets Portfolio. In managing the Emerging Markets Portfolio, the Manager diversifies the investment portfolios between growth and value equity investment styles. The Manager selects emerging markets growth and emerging markets value equity securities by drawing from its fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for the Emerging Markets Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of the Manager's global growth and value research teams.

   The Emerging Markets Portfolio's emerging markets growth stocks are selected using AllianceBernstein's research-driven emerging markets growth investment discipline. In selecting stocks, the emerging markets growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the
Manager's large emerging markets growth research staff, which follows over 300 companies. As one of the largest multinational investment firms,
AllianceBernstein has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

   The Manager's emerging markets growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth.
The emerging markets growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

   The Emerging Markets Portfolio's value stocks are selected using
AllianceBernstein's research-driven emerging markets value investment discipline. This discipline relies heavily upon fundamental analysis and research of the Manager's large emerging markets value research staff. The research staff identifies attractive opportunities among a broad universe of approximately 1,500 companies. In selecting stocks, the Manager's emerging markets value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

   The Emerging Markets Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio's investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate significant

                                    - 21 -

fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program.

   THE INTERNATIONAL PORTFOLIOS: The research analyses supporting buy and sell decisions for the International Portfolios are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the International Portfolios, the Manager diversifies the investment portfolios between growth and value equity investment styles.
The Manager selects international growth and international value equity securities by drawing from its fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for these
Portfolios is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

   The International Portfolios' international growth stocks are selected using
AllianceBernstein's research-driven international growth investment discipline.
In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, AllianceBernstein has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

   The Manager's international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth.
The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

   The International Portfolio's and the Tax-Managed International Portfolio's
international value stocks are selected using the Manager's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of the Manager's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the
Manager's international value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

   The Manager's international and emerging markets value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

   Under normal circumstances, each of the International Portfolios will invest in companies in at least three countries other than the United States. The
Emerging Markets Portfolio, under normal circumstances, invests at least 80% of its net assets in securities of emerging market companies. For purposes of the policy with respect to Emerging Markets Portfolio, net assets include any borrowings for investment purposes. Shareholders of the Emerging Markets
Portfolio will be notified at least 60 days prior to any change to the
Portfolio's 80% investment policy. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the
International Portfolios or the Emerging Markets Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

   The International Portfolios and the Emerging Markets Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

   With respect to the International Portfolios, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S.
Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2,
SP-2 or higher by S&P, BBB, F-2 or higher by Fitch, or Baa, P-2 or higher by
Moody's; or, if unrated, are in the Manager's opinion comparable in quality.
Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see Appendix A). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager's discretion, in the event of a rating reduction.

   With respect to the Emerging Markets Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S.
Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign

                                    - 22 -

issuers. Most fixed-income instruments of emerging market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor's, Fitch and Moody's. Securities that are rated BBB, A-2, or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's
are investment grade (for a description of these ratings categories, see the
Appendix). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium- to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.

   CURRENCY TRANSACTIONS. The International Portfolios and Emerging Markets
Portfolio may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate then prevailing in the currency exchange market for buying and selling currencies).
See below for a further discussion of the foreign currency transactions in which the Portfolios may engage.

CERTAIN INVESTMENT RISKS OF THE INTERNATIONAL PORTFOLIOS AND EMERGING MARKETS
PORTFOLIO
-----------------------------------------------------------------------------

   MARKET RISK
   -----------

   Since the International Portfolios and the Emerging Markets Portfolio invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk--the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

   The securities markets in many emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the Portfolios may invest in relatively small companies.
Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

   In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the International Portfolios and
Emerging Markets Portfolio. Moreover, some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value ("NAV"). As a result, the NAV of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

   CURRENCY RISK
   -------------

   See "Foreign Currency Transactions" below for a description of currency risk.

   OTHER RISKS
   -----------

   Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities;
less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S.
markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

                                    - 23 -

ADDITIONAL RISKS OF INVESTING IN EMERGING MARKETS
-------------------------------------------------

   Investing in securities of companies in emerging market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

  INVESTMENT RESTRICTIONS
  -----------------------

   Some emerging market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the International Portfolios and Emerging Markets
Portfolio. For example, certain emerging market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging market countries, as well as limitations on such investments, may have an adverse impact on the operations of a Portfolio.

   POSSIBILITY OF THEFT OR LOSS OF ASSETS
   --------------------------------------

   Security settlement and clearance procedures in some emerging market countries may not fully protect the International Portfolios and Emerging
Markets Portfolio against loss or theft of its assets. By way of example and without limitation, a Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging- market countries.

   SETTLEMENT AND BROKERAGE PRACTICES
   ----------------------------------

   Brokerage commissions, custodial services, and other costs relating to investment in emerging market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the
Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

   LESS SOPHISTICATED REGULATORY AND LEGAL FRAMEWORK
   -------------------------------------------------

   In emerging- market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which a Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Portfolio in particular securities.

   The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging- market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors'
rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts.
It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

   LESS ACCURATE INFORMATION ON COMPANIES AND MARKETS
   --------------------------------------------------

   Many of the foreign securities held by a Portfolio will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning
U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

                                    - 24 -

   BELOW INVESTMENT-GRADE BONDS
   ----------------------------

   Much emerging market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody's. Securities that are rated BBB,
A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix).
Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

   While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. A Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

   The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

   SOCIAL, POLITICAL AND ECONOMIC INSTABILITY
   ------------------------------------------

   Investments in emerging market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries;
(v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

   Certain emerging- market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions - for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes - could have a severe effect on security prices and impair the International Portfolios' or
Emerging Markets Portfolio's ability to repatriate capital or income. The possibility exists that economic development in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the
International Portfolios and Emerging Markets Portfolio invest and adversely affect the value of the Portfolios' assets.

   The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the International Portfolios and
Emerging Markets Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

                                    - 25 -

                            INVESTMENT RESTRICTIONS

   All of the Portfolios are subject to fundamental investment restrictions.
The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other
Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

INVESTMENT RESTRICTIONS OF THE SHORT DURATION MUNICIPAL PORTFOLIOS
------------------------------------------------------------------

   None of the Short Duration California Municipal Portfolio, the Short
Duration Diversified Municipal Portfolio or the Short Duration New York
Municipal Portfolio may, except as otherwise provided herein:

    1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

    3) Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes
       (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the
       Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
       The Portfolio may not enter into reverse repurchase agreements if the
       Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

    4) Issue senior securities, except as permitted under the 1940 Act;

    5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

    6) Purchase or sell real estate or interests in real estate, although the
       Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    7) Purchase oil, gas or other mineral interests;

    8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S.
       are not considered to be invested in any industry);

    11)Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the
       Short Duration California Municipal Portfolio and the Short Duration New
       York Municipal Portfolio;

    12)Make investments for the purpose of exercising control or management; or

    13)Invest, under normal circumstances, less than 80% of its net assets in
       Municipal Securities. The Short Duration California Municipal Portfolio
       and the Short Duration New York Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

                                    - 26 -

   The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios has or currently intends to:

    1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets;

    2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws
       (excluding restricted securities eligible for resale pursuant to Rule
       144A under the Securities Act of 1933, as amended ("144A securities")
       that have been determined to be liquid under procedures adopted by the
       Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

    3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

    4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; or

    5) Invest in a reverse repurchase agreement if the amount received by the
       Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

INVESTMENT RESTRICTIONS OF THE FIXED-INCOME PORTFOLIOS (OTHER THAN THE SHORT
DURATION MUNICIPAL PORTFOLIOS)
----------------------------------------------------------------------------

   None of the U.S. Government Short Duration Portfolio, the Short Duration
Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal
Portfolio, the California Municipal Portfolio, or the Intermediate Duration
Portfolio, will, except as otherwise provided herein:

    1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position;

    3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets.
       A Portfolio may not enter into reverse repurchase agreements if the
       Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

    4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

    5) Purchase or sell real estate or interests in real estate, although each
       Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    6) Purchase oil, gas or other mineral interests;

    7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

    8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

    11)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal

                                    - 27 -

       Portfolio, assets invested in obligations issued or guaranteed by the
       U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

    12)Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S.
       Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal
       Portfolio or the California Municipal Portfolio);

    13)Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

    14)Make investments for the purpose of exercising control or management;

    15)Invest in securities of other registered investment companies;

    16)Purchase warrants if as a result the Fund would then have more than 5%
       of its total assets (determined at the time of investment) invested in warrants; or

    17)With respect to the New York Municipal Portfolio, Diversified Municipal
       Portfolio and the California Municipal Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.
       The New York Municipal Portfolio and the California Municipal Portfolio
       may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Fixed-Income Portfolios has or currently intends to:

    1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws
       (excluding restricted securities eligible for resale pursuant to Rule
       144A under the Securities Act of 1933, as amended ("144A securities")
       that have been determined to be liquid under procedures adopted by the
       Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

    2) Invest in a reverse repurchase agreement if the amount received by the
       Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

INVESTMENT RESTRICTIONS OF THE TAX-MANAGED INTERNATIONAL PORTFOLIO AND THE
INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------

   Neither the Tax-Managed International Portfolio nor the International
Portfolio may, except as otherwise provided herein:

    1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

    3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed)
       less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays,
       Sundays and holidays) to the extent necessary to comply with the 33 1/3%
       limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

    4) Issue senior securities, except as permitted under the 1940 Act;

    5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

    6) Purchase or sell real estate or interests in real estate, although the
       Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    7) Purchase oil, gas or other mineral interests;

                                    - 28 -

    8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

    11)Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

    12)Make investments for the purpose of exercising control or management.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Tax-Managed International Portfolio and the International Portfolio has not and currently does not intend to:

    1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

    2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws
       (excluding restricted securities eligible for resale pursuant to Rule
       144A under the Securities Act of 1933, as amended ("144A Securities")
       that have been determined to be liquid under procedures adopted by the
       Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

    3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

    4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

INVESTMENT RESTRICTIONS OF THE EMERGING MARKETS PORTFOLIO
---------------------------------------------------------

    TheEmerging Markets Portfolio may not, except as otherwise provided herein:

    1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

    3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed)
       less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays,
       Sundays and holidays) to the extent necessary to comply with the 33 1/3%
       limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%;

    4) Issue senior securities, except as permitted under the 1940 Act;

    5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

                                    - 29 -

    6) Purchase or sell real estate or interests in real estate, although the
       Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    7) Purchase oil, gas or other mineral interests;

    8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

    11)Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

    12)Make investments for the purpose of exercising control or management.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Portfolio currently does not intend to:

    1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

    2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws
       (excluding restricted securities eligible for resale pursuant to Rule
       144A under the Securities Act of 1933, as amended ("144A Securities")
       that have been determined to be liquid under procedures adopted by the
       Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

    3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

    4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

                                    - 30 -

                                  INVESTMENTS

   Subject to each Fixed-Income Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to:
(i) obligations issued or guaranteed as to principal and interest by the U.S.
Government or the agencies or instrumentalities thereof; (ii) obligations of
Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations
(including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt;
(x) guaranteed investment contracts and bank investment contracts;
(xi) variable and floating rate securities; (xii) private placements;
(xiii) preferred stock; and (xiv) in the case of the Intermediate Duration and
Short Duration Plus Portfolios, foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The International Portfolios and the Emerging
Markets Portfolio will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

MORTGAGE-RELATED SECURITIES
---------------------------

   Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United
States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   One type of mortgage-related security is a Government National Mortgage
Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and
interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation
Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

   On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance
Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.

   The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

   The Portfolios may invest in Real Estate Mortgage Investment Conduits
("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

   Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

   Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and
CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The
Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs;
provided that in the case of the Fixed-Income Portfolios other than the Short
Duration Municipal Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.

                                    - 31 -

   Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

   A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The
Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the
Portfolios is, however, reflected in dividends to shareholders.

ASSET-BACKED SECURITIES
-----------------------

   The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS.
CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity.
Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

   In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest.
Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

MUNICIPAL SECURITIES
--------------------

   Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto
Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Portfolios may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto
Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios' assets that are invested in Municipal Securities. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

   Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

   The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Board, the Manager will be responsible for determining the credit quality of unrated municipal lease

                                    - 32 -

obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

   Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the
Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal
Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

   After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such
Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such
Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the
Portfolios would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

PRIVATE PLACEMENTS
------------------

   The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the
Securities Act of 1933, as amended (the "1933 Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

   Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the
Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

   The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios.
Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios'
limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the
Portfolios' securities could be adversely affected.

LOAN PARTICIPATIONS AND ASSIGNMENTS
-----------------------------------

   The Short Duration Plus Portfolio and the Intermediate Duration Portfolio
may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions
("Lenders"). Such loans are often referred to as bank loan debt. A Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in
Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender

                                    - 33 -

selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the
Participation impaired. The Portfolio will acquire Participations only if the
Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by
S&P or Fitch) or higher.

   When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or
Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for
Assignments and Participations also may make it more difficult for the
Portfolio to assign a value to these securities for purposes of valuing the
Portfolio's portfolio and calculating its asset value.

FOREIGN (NON-U.S.) SECURITIES
-----------------------------

   While the Short Duration Plus Portfolio and the Intermediate Duration
Portfolio generally invest in domestic securities, each of these Portfolios may also invest in foreign securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. Short
Duration Plus Portfolio may invest up to 20% of its total assets in foreign securities, which includes both U.S. Dollar denominated and non-U.S. Dollar denominated securities. Intermediate Duration Portfolio may invest up to 25% of its total assets in non-U.S. Dollar denominated securities and may invest without limit in U.S. Dollar denominated foreign securities. These Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described under the section "Certain
Investment Risks of the International and Emerging Markets Portfolios," above.

WARRANTS
--------

   The Portfolios may invest in warrants. Warrants are securities that give a
Portfolio the right to purchase securities from the issuer at a specific price
(the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANK OBLIGATIONS
----------------

   The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

                                    - 34 -

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation
("FDIC") or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S.
thrift institutions which are rated B or higher by Standard & Poor's, Fitch or
Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the
Intermediate Duration and Short Duration Plus Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality.
Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

CONVERTIBLE SECURITIES
----------------------

   The Portfolios may purchase convertible corporate bonds and preferred stock.
These securities may be converted at a stated price (the "conversion price")
into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock.
As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

EQUITY SECURITIES
-----------------

   The equity securities in which the International Portfolios and the Emerging
Markets Portfolio may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a
non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the
United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances -- e.g., when a direct investment in securities in a particular country cannot be made
-- the International Portfolios and the Emerging Markets Portfolio, in
compliance with provisions of the 1940 Act, may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of these Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

OTHER SECURITIES
----------------

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the
Portfolios, subject to Board guidelines.

DERIVATIVES
-----------

   A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. At times, a Portfolio's exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

   There are four principal types of derivatives, which include options, futures, forwards and swaps. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts.
Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

                                    - 35 -

   Risks of Derivatives. Investment techniques employing such derivatives
   --------------------
involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

   .   MARKET RISK. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

   .   MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

   .   CREDIT RISK. This is the risk that a loss may be sustained by a
       Portfolio as a result of the failure of another party to a derivative
       (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

   .   LIQUIDITY RISK. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

   .   LEVERAGE RISK. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

   .   RISK OF POTENTIAL GOVERNMENTAL REGULATION OF DERIVATIVES. Recent
       legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Portfolio's ability to use such instruments as a part of its investment strategy.

   .   OTHER RISKS. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track.
       Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

   The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S.
Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes. Futures contracts that the Portfolios may buy and sell include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

   The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the
Fixed-Income Municipal Intermediate Duration Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to

                                    - 36 -

manage the effective maturity or duration of fixed-income securities. Other
Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

   No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed
25% of its net assets, except for derivative transactions in respect of foreign currencies.

   If the Manager wishes to shorten the effective duration of a Fixed-Income
Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The
Portfolios' use of futures contracts will not result in leverage.

   The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract
(less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

   Futures contracts can be highly volatile and could reduce a Portfolio's total return. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a
Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

   FUTURES CONTRACTS
   -----------------

   U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission
("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the
National Futures Association, which regulate trading in the futures market.
Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios. On
February 11, 2011, the CFTC published a rule proposal that would limit a
Portfolio's ability to use futures in reliance on certain CFTC exemptions. If the new rule is adopted as proposed, the amended CFTC exemption would limit a
Portfolio's use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Portfolio. If a
Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the Portfolio would need to comply with all applicable regulations governing commodity pools.

   At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

   At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

   Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.
Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a
Portfolio will incur brokerage fees when it purchases or sells futures contracts.

                                    - 37 -

   INTEREST RATE FUTURES
   ---------------------

   The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio, such as the Fixed-Income Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the
Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the NAV of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

   Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

   In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the
Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

   OPTIONS ON FUTURES CONTRACTS
   ----------------------------

   A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call
(less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

   The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined

                                    - 38 -

in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   The Portfolios are not commodity pools and are managed by a Manager that has claimed an exclusion from the definition of the term "commodity pool operator"
under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a
Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives.
Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a
Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

   The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

   A Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the
Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

   FOREIGN CURRENCY FUTURES CONTRACTS
   ----------------------------------

   Foreign currency futures contracts involve obligations to purchase or sell a specific currency at a set price on a fixed date. The Short Duration Plus
Portfolio, Intermediate Duration Portfolio, Tax-Managed International
Portfolio, International Portfolio and Emerging Markets Portfolio may purchase and sell foreign currency futures contracts, including for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the U.S. Dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign currency-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A
Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the U.S. Dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign currency-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the U.S. Dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

   Conversely, the Portfolios could protect against a rise in the U.S. Dollar cost of foreign currency-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such

                                    - 39 -

securities resulting from a rise in the U.S. Dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in U.S. Dollars of securities to be acquired instead declines as a result of appreciation of the U.S. Dollar, the
Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

   The Portfolios may also engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the
U.S. Dollar or the currency in which the foreign security is denominated. Such
"cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

   The International and Tax-Managed International Portfolios may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a
Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Foreign Currency
Transactions" below and in the Prospectus.

   The costs to a Portfolio of engaging in a foreign currency futures contract can vary based on factors such as the currency involved, the length of the contract period and prevailing market conditions. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described below, including counterparty risk. A Portfolio engaging in a foreign currency futures contract relies upon its counterparty to take delivery of the underlying currency at the time of maturity of the contract or make a cash settlement prior to maturity, and a failure by the counterparty to do so may result in the loss of the expected benefit of the contract. A Portfolio may reduce its risk exposure by entering into offsetting closing transactions, as described below, by selling or repurchasing a contract identical to the contract purchased or sold.
However, since foreign currency futures contracts generally do not trade on a secondary market, closing transactions must generally be made by negotiating directly with the counterparty. In the event a counterparty becomes insolvent, the Portfolio may be unable to terminate a foreign currency futures contract prior to its maturity, and the Portfolio would continue to be subject to market risk with respect to its currency position.

OPTIONS
-------

   The Portfolios may each purchase put and call options on securities. A
Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities.
Options may also be purchased to alter the effective duration of the
Fixed-Income Portfolios.

   A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   Each Portfolio may write (i.e., sell) only covered put and call options
(except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the
Fixed-Income Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

   A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian)
upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is
"covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

                                    - 40 -

   OPTIONS ON SECURITIES INDEXES
   -----------------------------

   A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A
Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

   OPTIONS ON FOREIGN CURRENCIES
   -----------------------------

   In addition, a Portfolio permitted to invest in foreign securities may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of its portfolio securities and against increases in the U.S. Dollar cost of foreign securities to be acquired. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in U.S. Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

   Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

   A Portfolio may write options on foreign currencies, including for hedging purposes. For example, where a Portfolio anticipates a decline in the
U.S. Dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a
Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium.
Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   In addition to using options for the hedging purposes described above, the
International and Tax-Managed International Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. These Portfolios may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A
Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a
Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Foreign Currency Transactions" below and in the Prospectus.

   Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In

                                    - 41 -

such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

   COVERED STRADDLES
   -----------------

   The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   SPECIAL RISKS ASSOCIATED WITH OPTIONS IN GENERAL
   ------------------------------------------------

   The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional
Investment Information, Special Investment Techniques and Related Risks --
Illiquid Securities" in the Prospectus.

   In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

   The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

   ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND
OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by the
Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago
Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing
Corporation ("OCC"), thereby reducing the risk of counterparty default.
Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

                                    - 42 -

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.
For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

   In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges.
Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United
States of data on which to make trading decisions, (iii) delays in a
Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

   CLOSING TRANSACTIONS
   --------------------

   The writer of an option that wishes to terminate its obligation may effect a
"closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation.
However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National
Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a
National Exchange, (v) the facilities of a National Exchange or the Options
Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National
Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

SYNTHETIC FOREIGN EQUITY SECURITIES
-----------------------------------

   The Non-U.S. Stock Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants include equity warrants, index warrants, and interest rate warrants.
Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an

                                    - 43 -

issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

   A Portfolio may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants.
Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

STRUCTURED INSTRUMENTS
----------------------

   Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

   Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale)
value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the
CFTC, which generally regulates the trading of commodity futures by U.S.
persons, the SEC, which regulates the offer and sale of securities by and to
U.S. persons, or any other governmental regulatory authority.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS)
---------------------------------------------------

   Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

   A Fixed-Income Municipal Intermediate-Duration Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fixed-Income Municipal
Intermediate-Duration Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not
intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond markets. Interest rate swaps involve the exchange by a
Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

   Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the
Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the

                                    - 44 -

swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

   Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the
Portfolio is contractually obligated to make. To the extent a Portfolio sells
(i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the
Portfolio's obligations with respect to any caps or floors.

CURRENCY SWAPS
--------------

   The Short Duration Plus Portfolio, Intermediate Duration Portfolio,
Tax-Managed International Portfolio, International Portfolio and Emerging
Markets Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The International and Tax-Managed International Portfolios may also enter into currency swaps for non-hedging purposes as a means of making direct investment in foreign currencies, as described under "Foreign Currency
Transactions" below and in the Prospectus. Currency swaps involve the individually negotiated exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolios' obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If the creditworthiness of the Portfolio's counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

   The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act.

FORWARD CURRENCY EXCHANGE CONTRACTS
-----------------------------------

   A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

   The Short Duration Plus Portfolio, Intermediate Duration Portfolio,
Tax-Managed International Portfolio, International Portfolio and Emerging
Markets Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. The International and Tax-Managed International Portfolios
may also purchase or sell forward currency exchange contracts for non-hedging purposes as direct investments in foreign currencies, as described below under
"Foreign Currency Transactions" and in the Prospectus.

   Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the
U.S. Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship

                                    - 45 -

between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

   Under certain circumstances, each of the International Portfolios and the
Emerging Markets Portfolio may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

   If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

   The International and Tax-Managed International Portfolios may also use forward currency exchange contracts to seek to increase total return when the
Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a
Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. A Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract.
Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. A
Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

   The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.
The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio's obligations under any forward currency exchange contracts.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

   The Short Duration Plus Portfolio, Intermediate Duration Portfolio,
Tax-Managed International Portfolio, International Portfolio and Emerging
Markets Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios' revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and, in the case of the International and Tax-Managed
International Portfolios, non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The U.S. Dollar equivalent of the Portfolios' net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios' income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above.
While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

   Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate.
Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S.
or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

   The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the
U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

                                    - 46 -

   At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a
Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the
Portfolio is obligated to deliver.

   If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the
Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date.
Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

   There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
----------------------------------------------

   Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a
Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a
Portfolio, the portfolio securities themselves. If a

                                    - 47 -

Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued"
basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

   If a Portfolio is fully or almost fully invested with "when-issued" or
"forward commitment" transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio's NAV.

SPECIAL RISK CONSIDERATIONS FOR LOWER-RATED SECURITIES
------------------------------------------------------

   Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or
BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

   The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

   The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond
Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of Moody's, S&P and Fitch ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

   The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

   Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

   In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

LENDING PORTFOLIO SECURITIES
----------------------------

   Each Portfolio may lend Portfolio securities. Each of the Fixed-Income
Portfolios (other than the Short Duration Municipal Portfolios) may lend up to
30% of its total assets (including collateral for any security loaned); each of the Short Duration Municipal Portfolios may lend up to one-third of its total assets (including collateral for any security loaned). Each of the Non-U.S.
Stock Portfolios may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower,

                                    - 48 -

AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A
Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the
Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

                                    - 49 -

          DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                         NUMBER OF
                                                                         PORTFOLIOS              OTHER
                                                                        IN THE FUND         PUBLIC COMPANY
                                       PRINCIPAL OCCUPATION(S)            COMPLEX         DIRECTORSHIPS HELD
NAME, ADDRESS,* AGE, (YEAR          DURING THE PAST FIVE YEARS OR       OVERSEEN BY         BY THE DIRECTOR
ELECTED**)                                     LONGER                   THE DIRECTOR   DURING THE PAST FIVE YEARS
--------------------------     ---------------------------------------  ------------ -------------------------------
INTERESTED DIRECTOR***

Dianne F. Lob                  Senior Vice President of the Manager          18      None
c/o AllianceBernstein L.P.     with which she has been associated
1345 Avenue of the Americas    since prior to 2007; Chairman of
New York, NY 10105             Bernstein's Private Client Investment
57                             Policy Group since 2004; She joined the
(2010)                         firm in 1999 as a senior portfolio
                               manager; Previously, a managing
                               director and an investment banker at
                               J.P. Morgan from 1977 to 1999.

INDEPENDENT DIRECTORS

Chairman of the Board          President of Cedar Lawn Corporation           18      Cedar Lawn Corporation
Thomas B. Stiles II #^+        (cemetery); Formerly, Managing
71                             Director, Senior Portfolio Manager and
(2003)                         Director of Investment Strategy of
                               Smith Barney Asset Management from 1997
                               until his retirement in 1999; Prior
                               thereto, Chairman and Chief Executive
                               Officer of Greenwich Street Advisors
                               from 1988 to 1997; Executive Vice
                               President and Director of E.F. Hutton
                               Group from 1982 to 1987.

Bart Friedman #+               Senior Partner at Cahill Gordon &             18      The Brookings Institution;
67                             Reindel LLP (law firm) since prior to                 Lincoln Center for the
(2005)                         2007.                                                 Performing Arts; The
                                                                                     Mountain School of Milton
                                                                                     Academy; Allied World
                                                                                     Assurance Holdings

William Kristol #+             Editor, The Weekly Standard since prior       18      Manhattan Institute; John M.
59                             to 2007; He is also a Fox News                        Ashbrook Center for Public
(1994)                         Contributor.                                          Affairs at Ashland
                                                                                     University; The Salvatori
                                                                                     Center at Claremont
                                                                                     McKenna College; The
                                                                                     Shalem Foundation; The
                                                                                     Institute for the Study of War

                                    - 50 -

                                                                    NUMBER OF
                                                                    PORTFOLIOS            OTHER
                                                                   IN THE FUND       PUBLIC COMPANY
NAME, ADDRESS,* AGE,              PRINCIPAL OCCUPATION(S)            COMPLEX       DIRECTORSHIPS HELD
(YEAR                          DURING THE PAST FIVE YEARS OR       OVERSEEN BY       BY THE DIRECTOR
ELECTED**)                                LONGER                   THE DIRECTOR DURING THE PAST FIVE YEARS
--------------------      ---------------------------------------  ------------ --------------------------
Debra Perry #+            Formerly, Senior Managing Director of         18       Korn/Ferry
60                        Global Ratings and Research, Moody's                   International; Bank of
(2011)                    Investors Service, Inc. from 2001 to                   America Funds Series
                          2004; Chief Administrative Officer and                 Trust; CNO Financial
                          Chief Credit Officer, Moody's, from                    Group; MBIA Inc.
                          1999 to 2001; Group Managing Director
                          for the Finance, Securities and
                          Insurance Ratings Groups, Moody's
                          Corp., from 1996 to 1999; Earlier she
                          held executive positions with First
                          Boston Corporation and Chemical Bank.

Donald K. Peterson #+     Formerly, Chairman and Chief Executive        18       Worcester
62                        Officer, Avaya Inc. (communications)                   Polytechnic Institute;
(2007)                    from 2002 to 2006; President and Chief                 Overseers of the
                          Executive Officer, Avaya Inc. from 2000                Amos Tuck School of
                          to 2001; President, Enterprise Systems                 Business
                          Group in 2000; Chief Financial Officer,                Administration;
                          Lucent Technologies from 1996 to 2000;                 TIAA-CREF;
                          Chief Financial Officer, AT&T,                         Committee for
                          Communications Services Group from 1995                Economic
                          to 1996; President, Nortel                             Development
                          Communications Systems, Inc. from 1994
                          to 1995; Prior thereto he was at Nortel
                          from 1976 to 1995.

Rosalie J. Wolf #+        Managing Partner, Botanica Capital            18       TIAA-CREF; North
70                        Partners LLC since prior to 2007;                      European Oil Royalty
(2000)                    Member of Brock Capital Group LLC since                Trust
                          prior to 2007; Member of the Investment
                          Committee of the Board at the David and
                          Lucile Packard Foundation since prior
                          to 2007; Formerly, she was a Managing
                          Director at Offit Hall Capital
                          Management LLC from 2001 to 2003;
                          Treasurer and Chief Investment Officer
                          of The Rockefeller Foundation from 1994
                          to 2000; Earlier she held financial
                          executive positions with International
                          Paper Company, Bankers Trust, and Mobil
                          Oil Corporation.
--------
*  The address for each of the Fund's Independent Directors is c/o
   AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the
   Americas, New York, NY 10105.
** There is no stated term of office for the Fund's Directors.
***Ms. Lob is an "interested person," as defined in the 1940 Act, because of her affiliation with the Manager.
#  Member of the Fund's Audit Committee and Independent Directors Committee.

                                    - 51 -

^  Member of the Fund's Fair Value Pricing Committee.
+  Member of the Fund's Nominating, Governance and Compensation Committee.

   The management of the business affairs of the Fund are managed under the direction of the Board. Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors," and
Directors who are "interested persons" of the Fund are referred to as
"Interested Directors." Certain information concerning the Fund's governance structure and each Director is set forth below.

   Experience, Skills, Attributes, and Qualifications of the Fund's Directors.
   ---------------------------------------------------------------------------
The Nominating, Governance and Compensation Committee, which is composed of
Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current
Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a
Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the
Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating,
Governance and Compensation Committee's consideration of Directors appears in the description of the Committee below.

   The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the
Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

   In determining that a particular Director was qualified to serve as a
Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure
(including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that each Director should serve as a Director of the Fund, is provided in the table above and in the next paragraph.

   Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the
Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the
Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Ms. Lob has business, finance and investment management experience as chairman of the
Manager's Private Client Investment Policy Group and experience as a portfolio manager for the Manager. Further, in addition to his or her service as a
Director of the Fund: Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations;
Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations; Mr. Stiles has investment management experience as a portfolio manager and executive officer and experience as a board member; and Ms. Wolf has business, finance and investment management experience as a senior financial officer of public companies and as chief investment officer of a major foundation as well as experience as a board member of various organizations. The disclosure herein of a Director's experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the
Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

   Board Structure and Oversight Function. The Board is responsible for
   ---------------------------------------
oversight of the Fund. The Fund has engaged the Manager to manage the
Portfolios on a day-to-day basis. The Board is responsible for overseeing the
Manager and the Fund's other service providers in the operations of the
Portfolios in accordance with the Portfolios' investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the
Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The

                                    - 52 -

Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees--the Audit Committee, the Nominating, Governance and
Compensation Committee, the Fair Value Pricing Committee and the Independent
Directors Committee--and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.
Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

   An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between
Board meetings, and facilitating communication and coordination between the
Independent Directors and management. The Directors have determined that the
Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent
Director as Chairman pursuant to certain 2003 regulatory settlements involving the Manager.

   Risk Oversight. The Portfolios are subject to a number of risks, including
   ---------------
investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers
(depending on the nature of the risk), subject to supervision by the Manager.
The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and
(iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and
(ii) above.

   Risk oversight forms part of the Board's general oversight of each
Portfolio's investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio's investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund's Independent Compliance Officer, the
Fund's independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the
Portfolios and the Manager's risk management programs.

   Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the
Portfolios' ability to manage risk is subject to substantial limitations.

   The Board has four standing committees of the Board - an Audit Committee, a
Nominating, Governance and Compensation Committee, a Fair Value Pricing
Committee and an Independent Directors Committee. The members of the Audit
Committee, the Nominating, Governance and Compensation Committee, the Fair
Value Pricing Committee and the Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are
to nominate persons to fill any vacancies or newly created positions on the
Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The
Nominating, Governance and Compensation Committee met four times during the
Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee
will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the
submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to

                                    - 53 -

be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or
the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating,
Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund
(as defined in the 1940 Act) and, if believed not to be an "interested person,"
information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;
(iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated
Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and
Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and
Compensation Committee will not consider self-nominated candidates. The
Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair
Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors
Committee met five times during the Fund's most recently completed fiscal year.

                                    - 54 -

SHARE OWNERSHIP AND COMPENSATION

   The following tables set forth the dollar range of equity securities in each
Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 23, 2012.

                          DOLLAR RANGE OF EQUITY SECURITIES IN THE
             ------------------------------------------------------------------
                U.S.                SHORT     SHORT       SHORT
             GOVERNMENT   SHORT   DURATION   DURATION   DURATION
               SHORT    DURATION  NEW YORK  CALIFORNIA DIVERSIFIED INTERMEDIATE
              DURATION    PLUS    MUNICIPAL MUNICIPAL   MUNICIPAL    DURATION
NAME         PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO
----         ---------- --------- --------- ---------- ----------- ------------
INTERESTED
  DIRECTOR:
Dianne F.
  Lob.......     $0        $0        $0         $0      $      0        $0
INDEPENDENT
  DIRECTORS:
Bart
  Friedman..     $0        $0        $0         $0      $      0        $0
William                                                 $50,001-
  Kristol...     $0        $0        $0         $0      $100,000        $0
Debra Perry.                                            $10,001-
                 $0        $0        $0         $0      $ 50,000        $0
Donald K.
  Peterson..     $0        $0        $0         $0      $      0        $0
Thomas B.
  Stiles II.     $0        $0        $0         $0      $      0        $0
Rosalie J.
  Wolf......     $0        $0        $0         $0      $      0        $0

                                                                                               AGGREGATE DOLLAR
                                                                                                RANGE OF EQUITY
                                                                                               SECURITIES IN ALL
                                                                                                  REGISTERED
                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE                        INVESTMENT
              --------------------------------------------------------------------------------     COMPANIES
                                                          TAX                                     OVERSEEN BY
                NEW YORK    CALIFORNIA  DIVERSIFIED     MANAGED                    EMERGING     DIRECTOR IN THE
                MUNICIPAL   MUNICIPAL    MUNICIPAL   INTERNATIONAL INTERNATIONAL    MARKETS    ALLIANCEBERNSTEIN
NAME            PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     FUND COMPLEX
----          ------------- ---------- ------------- ------------- ------------- ------------- -----------------
INTERESTED
  DIRECTOR:
Dianne F.
  Lob........ Over $100,000     $0          $      0 Over $100,000 Over $100,000 Over $100,000   Over $100,000
INDEPENDENT
  DIRECTORS:
Bart
  Friedman...      $      0     $0          $      0 Over $100,000      $      0 Over $100,000   Over $100,000
William
  Kristol....      $      0     $0     Over $100,000      $      0      $      0      $      0   Over $100,000
Debara                                                                                                $10,001-
  Perry......      $      0     $0          $      0      $      0      $      0      $      0        $ 50,000
Donald K.
  Peterson...      $      0     $0          $      0      $      0 Over $100,000      $      0   Over $100,000
Thomas B.                                                 $10,001-                    $50,001-
  Stiles II..      $      0     $0          $      0      $ 50,000      $      0      $100,000   Over $100,000
Rosalie J.         $50,001-                               $50,001-                    $50,001-
  Wolf.......      $100,000     $0          $      0      $100,000      $      0      $100,000   Over $100,000

   As of January 6, 2012, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the
Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or
"under common control with" (within the meaning of the 1940 Act) the Manager or the Fund's distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2011 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below.
Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund
Complex.

                                    - 55 -

                                                  TOTAL             TOTAL
                                                NUMBER OF         NUMBER OF
                                               INVESTMENT        INVESTMENT
                                                COMPANIES        PORTFOLIOS
                                                 IN THE          WITHIN THE
                                            ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                                  FUND              FUND
                                TOTAL           COMPLEX,           COMPLEX
                            COMPENSATION        INCLUDING         INCLUDING
                              FROM THE          THE FUND,         THE FUND,
                          ALLIANCEBERNSTEIN    AS TO WHICH          AS TO
              AGGREGATE         FUND               THE            WHICH THE
             COMPENSATION     COMPLEX,         DIRECTOR IS       DIRECTOR IS
NAME OF        FROM THE     INCLUDING THE      A DIRECTOR        A DIRECTOR
DIRECTOR         FUND           FUND           OR TRUSTEE        OR TRUSTEE
--------     ------------ ----------------- ----------------- -----------------
INTERESTED
  DIRECTOR:
Dianne F.
  Lob.......   $      0       $      0              1                18
INDEPENDENT
  DIRECTORS:
Bart
  Friedman..   $185,000       $185,000              1                18
William
  Kristol...   $160,000       $160,000              1                18
Debra Perry*   $ 90,000       $ 90,000              1                18
Donald K.
  Peterson..   $185,000       $185,000              1                18
Thomas B.
  Stiles II.   $215,000       $215,000              1                18
Rosalie J.
  Wolf......   $170,000       $170,000              1                18

--------
*Ms.Perry was appointed as a Director of the Fund as of July 27, 2011.

   As of January 6, 2012, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Portfolios.

OFFICER INFORMATION
-------------------

   Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*                      POSITION(S) HELD                       PRINCIPAL OCCUPATION
AND AGE                                 WITH FUND                    DURING LAST FIVE YEARS OR LONGER
--------------            -------------------------------------- ------------------------------------------
Dianne F. Lob, 57........ President                              See biography above.

Philip L. Kirstein, 66    Senior Vice President and Independent  Senior Vice President and Independent
                          Compliance Officer                     Compliance Officer of the
                                                                 AllianceBernstein Funds, with which he
                                                                 has been associated since October 2004.
                                                                 Prior thereto, he was Of Counsel to
                                                                 Kirkpatrick & Lockhart, LLP (law firm)
                                                                 from October 2003 to October 2004, and
                                                                 General Counsel of Merrill Lynch
                                                                 Investment Managers, L.P. since prior to
                                                                 March 2003.

Emilie D. Wrapp, 56       Secretary                              Senior Vice President, Assistant General
                                                                 Counsel and Assistant Secretary of
                                                                 AllianceBernstein Investments, Inc.
                                                                 ("ABI"),** with which she has been
                                                                 associated since prior to 2007.

Joseph J. Mantineo, 52    Treasurer and Chief Financial Officer  Senior Vice President of
                                                                 AllianceBernstein Investor Services, Inc.
                                                                 ("ABIS"),** with which he has been
                                                                 associated since prior to 2007.

--------
*  The address for each of the Fund's officers is c/o AllianceBernstein L.P.,
   1345 Avenue of the Americas, New York, NY 10105.
** ABIS and ABI are affiliates of the Fund.

                                    - 56 -

                            MANAGEMENT OF THE FUND

   Manager. The Fund's investment manager is AllianceBernstein, a Delaware
   -------
limited partnership, with offices at 1345 Avenue of the Americas, New York, New
York 10105.

   The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2011, totaling approximately
$402 billion. The Manager provides management services for many of the largest
U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.
As one of the world's leading global investment management organizations, the
Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

   As of September 30, 2011, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

                     AXA and its subsidiaries.......  60.9%
                     AllianceBernstein Holding L.P..  37.5%
                     Unaffiliated holders...........   1.6%
                                                     -----
                                                     100.0%
                                                     =====

   AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies through certain of its subsidiaries ("AXA and its subsidiaries").
AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2011, AXA owned approximately 1.4%
of the issued and outstanding assignments of beneficial ownership of the
Holding Units.

   AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA)
is the general partner of both Holding and the Manager. AllianceBernstein
Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 63.1% economic interest in the Manager as of
September 30, 2011.

   AXA is a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and
South America. AXA has five operating business segments: life and savings;
property and casualty insurance; international insurance (including reinsurance); asset management and other financial services. AXA Financial,
Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life
Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of
AXA Financial.

   Subject to the general oversight of the Board, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio's assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund's investment management agreement, with respect to each Portfolio ("Management Agreement");
AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   Each Portfolio pays the Manager for the services performed on behalf of that
Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

PORTFOLIO      ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
---------      ---------------------------------------------------------------
Short               0.45% of the first $750 million; 0.40% of assets in
Duration            excess of $750 million
California
Municipal
Portfolio

Short               0.45% of the first $750 million; 0.40% of assets in
Duration            excess of $750 million
Diversified
Municipal
Portfolio

                                    - 57 -

PORTFOLIO      ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
---------      ---------------------------------------------------------------
Short              0.45% of the first $750 million; 0.40% of assets in
Duration New       excess of $750 million
York
Municipal
Portfolio

U.S.               0.45% of the first $750 million; 0.40% of assets in
Government         excess of $750 million
Short
Duration
Portfolio

Short              0.45% of the first $750 million; 0.40% of assets in
Duration Plus      excess of $750 million
Portfolio

New York           0.50% of the first $1 billion; 0.45% in excess of $1
Municipal          billion up to, but not exceeding $3 billion; 0.40% in
Portfolio          excess of $3 billion up to, but not exceeding $5
                   billion; 0.35% of assets in excess of $5 billion

California         0.50% of the first $1 billion; 0.45% in excess of $1
Municipal          billion up to, but not exceeding $3 billion; 0.40% in
Portfolio          excess of $3 billion up to, but not exceeding $5
                   billion; 0.35% of assets in excess of $5 billion

Diversified        0.50% of the first $1 billion; 0.45% in excess of $1
Municipal          billion up to, but not exceeding $3 billion; 0.40% in
Portfolio          excess of $3 billion up to, but not exceeding $5
                   billion; 0.35% of assets in excess of $5 billion, but
                   not exceeding $7 billion; 0.30% of assets in excess
                   of $ $7 billion

Intermediate       0.50% of the first $1 billion; 0.45% in excess of $1
Duration           billion up to, but not exceeding $3 billion; 0.40% in
Portfolio          excess of $3 billion up to, but not exceeding $5
                   billion; 0.35% in excess of $5 billion up to, but not
                   exceeding $7 billion ; 0.30% of assets in excess of
                   $7 billion

Tax-Managed        0.925% of the first $1 billion; 0.85% in excess of $1
International      billion up to, but not exceeding $4 billion; 0.80% in
Portfolio          excess of $4 billion up to, but not exceeding $6
                   billion; 0.75% in excess of $6 billion up to, but not
                   exceeding $8 billion; 0.65% in excess of $8 billion
                   up to, but not exceeding $10 billion; 0.60% of
                   assets in excess of $10 billion

International      0.925% of the first $1 billion; 0.85% in excess of $1
Portfolio          billion up to, but not exceeding $4 billion; 0.80% in
                   excess of $4 billion up to, but not exceeding $6
                   billion; 0.75% in excess of $6 billion up to, but not
                   exceeding $8 billion; 0.65% of assets in excess of
                   $8 billion

Emerging           1.175% of the first $1 billion; 1.05% in excess of $1
Markets            billion up to, but not exceeding $2 billion; 1.00% in
Portfolio          excess of $2 billion up to, but not exceeding $3
                   billion; 0.90% in excess of $3 billion up to, but not
                   exceeding $6 billion; 0.85% of assets in excess of
                   $6 billion

   The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30,
2009, September 30, 2010 and September 30, 2011:

                                             MANAGEMENT FEE FOR THE FISCAL YEARS
                                                   ENDED SEPTEMBER 30,
                                             -----------------------------------
  PORTFOLIO                                     2009        2010        2011
  ---------                                  ----------  ----------  ----------
  U.S. Government Short Duration Portfolio.. $  735,719  $  788,843  $  672,998
  Short Duration Plus Portfolio............. $2,011,659  $2,588,776  $3,238,322
  Short Duration New York Municipal
    Portfolio............................... $  837,560  $1,180,024  $  904,290
  Short Duration California Municipal
    Portfolio............................... $  537,470  $  575,417  $  572,966
  Short Duration Diversified Municipal
    Portfolio............................... $1,660,469  $2,505,683  $2,318,876

                                    - 58 -

                                            MANAGEMENT FEE FOR THE FISCAL YEARS
                                                    ENDED SEPTEMBER 30,
                                            -----------------------------------
 PORTFOLIO                                     2009        2010        2011
 ---------                                  ----------- ----------- -----------
 Intermediate Duration Portfolio........... $19,855,419 $23,069,775 $22,914,440
 New York Municipal Portfolio.............. $ 8,241,863 $ 9,099,731 $ 8,952,015
 California Municipal Portfolio............ $ 6,097,729 $ 6,025,615 $ 5,584,430
 Diversified Municipal Portfolio........... $21,341,732 $23,605,032 $23,667,497
 Tax-Managed International Portfolio....... $37,819,306 $42,832,384 $40,498,930
 International Portfolio................... $18,296,643 $19,671,435 $18,035,661
 Emerging Markets Portfolio................ $16,568,307 $21,499,473 $20,395,303

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   In addition to the Management Agreement, the Fund, on behalf of each of the
Portfolios, has entered into Shareholder Servicing Agreements with
AllianceBernstein. AllianceBernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of AllianceBernstein's duties in this regard may be delegated.
AllianceBernstein has delegated some of such duties to AllianceBernstein
Investor Services, Inc. ("ABIS") and to Sanford C. Bernstein & Co., LLC
("Bernstein LLC"), each a wholly-owned subsidiary of AllianceBernstein.
Pursuant to the Shareholder Servicing Agreements, the shareholder servicing that will be provided by AllianceBernstein and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing is 0.10% of each Portfolio's average daily net assets and the fee paid by the Tax-Managed International Portfolio, International Portfolio and
the Emerging Markets Portfolio for these services is 0.25% of that Portfolio's average daily net assets. The table below indicates the shareholder servicing fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2009, September 30, 2010 and September 30, 2011:

                                                    SHAREHOLDER SERVICING FEE FOR THE FISCAL YEARS
                                                            ENDED SEPTEMBER 30,
                                                    ----------------------------------------------
PORTFOLIO                                              2009            2010            2011
---------                                             -----------     -----------    -----------
U.S. Government Short Duration Portfolio.......     $   163,493     $   175,298     $   149,555
Short Duration Plus Portfolio..................     $   367,414     $   481,956     $   624,052
Short Duration New York Municipal Portfolio....     $   186,124     $   262,227     $   200,954
Short Duration California Municipal Portfolio..     $   119,437     $   127,870     $   127,326
Short Duration Diversified Municipal Portfolio.     $   368,993     $   556,819     $   515,306
Intermediate Duration Portfolio................     $ 4,463,855     $ 5,305,650     $ 5,261,269
New York Municipal Portfolio...................     $ 1,643,093     $ 1,752,608     $ 1,652,024
California Municipal Portfolio.................     $ 1,186,613     $ 1,163,905     $ 1,059,794
Diversified Municipal Portfolio................     $ 4,716,436     $ 5,176,769     $ 4,991,204
Tax-Managed International Portfolio............     $10,942,148     $12,511,828     $11,785,124
International Portfolio........................     $ 5,080,061     $ 5,498,544     $ 5,039,884
Emerging Markets Portfolio.....................     $ 3,647,216     $ 4,821,303     $ 4,558,406

   Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management
Agreement and the Shareholder Servicing Agreements; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Fund's custodian (the "Custodian"); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies;
(vii) the fees of any trade association of which the Fund is a member;
(viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers'
markups, and any issue or transfer taxes chargeable in connection with the
Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

                                    - 59 -

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the
Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board, including a majority of the Directors who are not parties to the Management
Agreement or interested persons of any such party, at a meeting held on
October 20, 2011.

   Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager's clients
(including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to
AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style
Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund,
Inc., AllianceBernstein Core Opportunities Fund, AllianceBernstein Corporate
Shares, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein
Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc.,
AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate
Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc.,
AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and
Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein
Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc.,
AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal
Income Fund, Inc., AllianceBernstein Municipal Income Fund II,
AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust,
AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable
Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C.
Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The
AllianceBernstein Portfolios, all registered open-end investment companies; and
to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income
Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance
California Municipal Income Fund, Inc., and Alliance New York Municipal Income
Fund, Inc., all registered closed-end investment companies.

   Distributor. Sanford C. Bernstein LLC, located at 1345 Avenue of the
   -----------
Americas, New York, New York 10105, acts as distributor (the "Distributor") of each Portfolio's shares pursuant to Distribution Agreements.

Additional Information Regarding Accounts Managed by Portfolio Managers
-----------------------------------------------------------------------

   As of September 30, 2011, AllianceBernstein employees had approximately
$184,499,991.77 invested in shares of all AllianceBernstein Mutual Funds
(excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

SANFORD C. BERNSTEIN FUND, INC.

   .   INTERNATIONAL PORTFOLIO

   .   TAX-MANAGED INTERNATIONAL PORTFOLIO

   .   EMERGING MARKETS PORTFOLIO

                                    - 60 -

   The management of and investment decisions for the International Portfolios'
portfolios are made by the International Team. The four investment professionals1 with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Patrick J. Rudden, Laurent
Saltiel,2 Karen Sesin and Kevin F. Simms./2/ For additional information about the portfolio management of the Portfolios, see "Management of the Portfolios"
in the Prospectus.

   The management of and investment decisions for the Emerging Markets
Portfolio are made by the Emerging Markets Team. The four investment professionals/1/ with the most significant responsibility for the day-to-day management of the Emerging Markets Portfolio are: Henry D'Auria,/3/ Patrick J.
Rudden, Laurent Saltiel/3/ and Karen Sesin. For additional information about the portfolio management of the Portfolios, see "Management of the Portfolios"
in the Prospectus.

   THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIOS'
SECURITIES AS OF SEPTEMBER 30, 2011.

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.

INTERNATIONAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                    NUMBER OF   TOTAL ASSETS OF
                                                    REGISTERED    REGISTERED
                                   TOTAL ASSETS OF  INVESTMENT    INVESTMENT
                     TOTAL NUMBER    REGISTERED     COMPANIES      COMPANIES
                     OF REGISTERED   INVESTMENT    MANAGED WITH  MANAGED WITH
                      INVESTMENT      COMPANIES    PERFORMANCE-  PERFORMANCE-
 PORTFOLIO             COMPANIES     MANAGED (IN      BASED     BASED FEES (IN
 MANAGER                MANAGED       MILLIONS)        FEES        MILLIONS)
 ---------           ------------- --------------- ------------ ---------------
 Patrick J. Rudden..       32          $ 8,404         None           None
 Laurent Saltiel/*/.       57          $ 3,131         None           None
 Karen Sesin........        8          $ 5,366         None           None
 Kevin F. Simms/*/..      213          $24,136            3         $5,159

*  Laurent Saltiel and Kevin F. Simms joined the Manager's International Team after the end of the Portfolios' fiscal year and, therefore, this information does not reflect assets of the International Team accounts they currently manage.

TAX-MANAGED INTERNATIONAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    TOTAL ASSETS OF
                                                      NUMBER OF       REGISTERED
                                  TOTAL ASSETS OF    REGISTERED       INVESTMENT
                    TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                    OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                     INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
PORTFOLIO             COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
MANAGER                MANAGED       MILLIONS)          FEES           MILLIONS)
---------           ------------- --------------- ----------------- ---------------
Patrick J. Rudden..       32          $ 8,107           None              None
Laurent Saltiel/*/.       57          $ 2,086           None              None
Karen Sesin........        8          $ 5,366           None              None
Kevin F. Simms/*/..      213          $23,090              3            $5,159

--------
    1  Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
    2  Effective as of the date of this Statement of Additional Information,
       Laurent Saltiel and Kevin F. Simms replaced Dokyoung Lee, Seth J.
       Masters and Joshua B. Lisser as two of the investment professionals with the most significant responsibility for the day-to-day management of the
       Portfolios' portfolios.
    3  Effective as of the date of this Statement of Additional Information,
       Henry D'Auria and Laurent Saltiel replaced Dokyoung Lee, Seth J. Masters and Joshua B. Lisser as two of the investment professionals with the most significant responsibility for the day-to-day management of the
       Portfolio's portfolio.

                                    - 61 -

EMERGING MARKETS PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                     TOTAL ASSETS OF
                                                       NUMBER OF       REGISTERED
                                   TOTAL ASSETS OF    REGISTERED       INVESTMENT
                     TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                     OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                      INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
PORTFOLIO              COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
MANAGER                 MANAGED       MILLIONS)          FEES           MILLIONS)
---------            ------------- --------------- ----------------- ---------------
Henry D'Auria/**/...      229          $34,156              4            $8,237
Patrick J. Rudden...       32          $ 9,275           None              None
Laurent Saltiel/**/.       57          $ 3,254           None              None
Karen Sesin.........        7          $ 4,741           None              None

INTERNATIONAL PORTFOLIO
TAX-MANAGED INTERNATIONAL PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                                 TOTAL ASSETS OF
                                                                     POOLED
                      TOTAL    TOTAL ASSETS OF                     INVESTMENT
                    NUMBER OF      POOLED      NUMBER OF POOLED     VEHICLES
                      POOLED     INVESTMENT       INVESTMENT      MANAGED WITH
                    INVESTMENT    VEHICLES     VEHICLES MANAGED   PERFORMANCE-
PORTFOLIO            VEHICLES    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
MANAGER              MANAGED      MILLIONS)       BASED FEES        MILLIONS)
---------           ---------- --------------- ----------------- ---------------
Patrick J. Rudden..    187        $ 12,264             10             $ 462
Laurent Saltiel/*/.     86        $    894           None              None
Karen Sesin........     12        $  4,416           None              None
Kevin F. Simms/*/..    343        $ 11,797             10             $ 908

/*/  Laurent Saltiel and Kevin F. Simms joined the Manager's International Team after the end of the Portfolios' fiscal year and, therefore, this information does not reflect assets of the International Team accounts they currently manage.
/**/ Henry D'Auria and Laurent Saltiel joined the Manager's Emerging Markets
     Team after the end of the Portfolio's fiscal year and, therefore, this information does not reflect the assets of the Emerging Markets Team accounts they currently manage.

Emerging Markets Portfolio

                       OTHER POOLED INVESTMENT VEHICLES

                                                                 TOTAL ASSETS OF
                                                                     POOLED
                      TOTAL    TOTAL ASSETS OF                     INVESTMENT
                    NUMBER OF      POOLED      NUMBER OF POOLED     VEHICLES
                      POOLED     INVESTMENT       INVESTMENT      MANAGED WITH
                    INVESTMENT    VEHICLES     VEHICLES MANAGED   PERFORMANCE-
PORTFOLIO            VEHICLES    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
MANAGER              MANAGED      MILLIONS)       BASED FEES        MILLIONS)
---------           ---------- --------------- ----------------- ---------------
Henry D'Auria/**/..    315         $11,789              4            $8,237
Patrick J. Rudden..     86         $   894           None              None
Laurent Saltiel....    187         $12,264           None              None
Kevin F. Simms/**/.     12         $ 4,416           None              None

                                    - 62 -

International Portfolio
Tax-Managed International Portfolio

                                OTHER ACCOUNTS

                                                                  TOTAL ASSETS OF
                        TOTAL                                     OTHER ACCOUNTS
                      NUMBER OF TOTAL ASSETS OF  NUMBER OF OTHER       WITH
                        OTHER   OTHER ACCOUNTS  ACCOUNTS MANAGED   PERFORMANCE-
PORTFOLIO             ACCOUNTS    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
MANAGER                MANAGED     MILLIONS)       BASED FEES        MILLIONS)
---------             --------- --------------- ----------------- ---------------
Patrick J. Rudden/*/.      75       $17,231              6            $2,233
Laurent Saltiel......      13       $   672           None              None
Karen Sesin..........    None          None           None              None
Kevin F. Simms/*/....  31,695       $46,975             35            $4,517

Emerging Markets Portfolio

                                OTHER ACCOUNTS

                                                                 TOTAL ASSETS OF
                       TOTAL                                     OTHER ACCOUNTS
                     NUMBER OF TOTAL ASSETS OF  NUMBER OF OTHER       WITH
                       OTHER   OTHER ACCOUNTS  ACCOUNTS MANAGED   PERFORMANCE-
PORTFOLIO            ACCOUNTS    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
MANAGER               MANAGED     MILLIONS)       BASED FEES        MILLIONS)
---------            --------- --------------- ----------------- ---------------
Henry D'Auria/**/...  63,088       $59,596             38            $4,597
Patrick J. Rudden...      75       $17,231              6            $2,233
Laurent Saltiel/**/.      13       $   672           None            $ None
Karen Sesin.........    None          None           None            $ None

/*/  Laurent Saltiel and Kevin F. Simms joined the Manager's International Team after the end of the Portfolios' fiscal year and, therefore, this information does not reflect assets of the International Team accounts they currently manage.
/**/ Henry D'Auria and Laurent Saltiel joined the Manager's Emerging Markets
     Team after the end of the Portfolio's fiscal year and, therefore, this information does not reflect the assets of the International Team accounts they currently manage.

SANFORD C. BERNSTEIN FUND, INC.

   .   SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

   .   SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

   .   SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

   .   NEW YORK MUNICIPAL PORTFOLIO

   .   CALIFORNIA MUNICIPAL PORTFOLIO

   .   DIVERSIFIED MUNICIPAL PORTFOLIO

   The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The five investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R.
B. Davidson III, Wayne Godlin and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the
Portfolios" in the Prospectus.

   EXCEPT AS SET FORTH BELOW, THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES
IN THE PORTFOLIOS' SECURITIES AS OF SEPTEMBER 30, 2011.

     SHORT DURATION
     NEW YORK MUNICIPAL
     PORTFOLIO           DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
     ------------------  --------------------------------------------------
     R. B. Davidson III.                    $1 - $10,000

                                    - 63 -

             NEW YORK MUNICIPAL           DOLLAR RANGE OF
             PORTFOLIO           EQUITY SECURITIES IN THE PORTFOLIO
             ------------------  ----------------------------------
             Michael Brooks.....          Over $1,000,000
             R. B. Davidson III.          Over $1,000,000
             Terrance T. Hults..          $10,001-$50,000

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    TOTAL ASSETS OF
                                                      NUMBER OF       REGISTERED
                                  TOTAL ASSETS OF    REGISTERED       INVESTMENT
                    TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                    OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                     INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
PORTFOLIO             COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
MANAGER                MANAGED       MILLIONS)          FEES           MILLIONS)
---------           ------------- --------------- ----------------- ---------------
Michael Brooks.....      27           $16,377           None             None
Fred S. Cohen......      27           $16,377           None             None
R. B. Davidson III.      27           $16,377           None             None
Wayne Godlin.......      27           $16,377           None             None
Terrance T. Hults..      27           $16,377           None             None

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                    NUMBER OF   TOTAL ASSETS OF
                                                    REGISTERED    REGISTERED
                         TOTAL     TOTAL ASSETS OF  INVESTMENT    INVESTMENT
                        NUMBER       REGISTERED     COMPANIES      COMPANIES
                     OF REGISTERED   INVESTMENT    MANAGED WITH  MANAGED WITH
                      INVESTMENT      COMPANIES    PERFORMANCE-  PERFORMANCE-
 PORTFOLIO             COMPANIES     MANAGED (IN      BASED     BASED FEES (IN
 MANAGER                MANAGED       MILLIONS)        FEES        MILLIONS)
 ---------           ------------- --------------- ------------ ---------------
 Michael Brooks.....      27           $16,416         None          None
 Fred S. Cohen......      27           $16,416         None          None
 R. B. Davidson III.      27           $16,416         None          None
 Wayne Godlin.......      27           $16,416         None          None
 Terrance T. Hults..      27           $16,416         None          None

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                    NUMBER OF   TOTAL ASSETS OF
                                                    REGISTERED    REGISTERED
                         TOTAL     TOTAL ASSETS OF  INVESTMENT    INVESTMENT
                        NUMBER       REGISTERED     COMPANIES      COMPANIES
                     OF REGISTERED   INVESTMENT    MANAGED WITH  MANAGED WITH
                      INVESTMENT      COMPANIES    PERFORMANCE-  PERFORMANCE-
 PORTFOLIO             COMPANIES     MANAGED (IN      BASED     BASED FEES (IN
 MANAGER                MANAGED       MILLIONS)        FEES        MILLIONS)
 ---------           ------------- --------------- ------------ ---------------
 Michael Brooks.....      27           $16,117         None          None
 Fred S. Cohen......      27           $16,117         None          None
 R. B. Davidson III.      27           $16,117         None          None
 Wayne Godlin.......      27           $16,117         None          None
 Terrance T. Hults..      27           $16,117         None          None

                                    - 64 -

NEW YORK MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                    NUMBER OF   TOTAL ASSETS OF
                                                    REGISTERED    REGISTERED
                         TOTAL     TOTAL ASSETS OF  INVESTMENT    INVESTMENT
                        NUMBER       REGISTERED     COMPANIES      COMPANIES
                     OF REGISTERED   INVESTMENT    MANAGED WITH  MANAGED WITH
                      INVESTMENT      COMPANIES    PERFORMANCE-  PERFORMANCE-
 PORTFOLIO             COMPANIES     MANAGED (IN      BASED     BASED FEES (IN
 MANAGER                MANAGED       MILLIONS)        FEES        MILLIONS)
 ---------           ------------- --------------- ------------ ---------------
 Michael Brooks.....      27           $14,953         None          None
 Fred S. Cohen......      27           $14,953         None          None
 R. B. Davidson III.      27           $14,953         None          None
 Wayne Godlin.......      27           $14,953         None          None
 Terrance T. Hults..      27           $14,953         None          None

CALIFORNIA MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                 TOTAL ASSETS
                                                     NUMBER OF   OF REGISTERED
                                                     REGISTERED   INVESTMENT
                          TOTAL     TOTAL ASSETS OF  INVESTMENT    COMPANIES
                         NUMBER       REGISTERED     COMPANIES      MANAGED
                      OF REGISTERED   INVESTMENT      MANAGED        WITH
                       INVESTMENT      COMPANIES        WITH     PERFORMANCE-
  PORTFOLIO             COMPANIES     MANAGED (IN   PERFORMANCE-  BASED FEES
  MANAGER                MANAGED       MILLIONS)     BASED FEES  (IN MILLIONS)
  ---------           ------------- --------------- ------------ -------------
  Michael Brooks.....      27           $15,502         None         None
  Fred S. Cohen......      27           $15,502         None         None
  R. B. Davidson III.      27           $15,502         None         None
  Wayne Godlin.......      27           $15,502         None         None
  Terrance T. Hults..      27           $15,502         None         None

DIVERSIFIED MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                    NUMBER OF   TOTAL ASSETS OF
                                                    REGISTERED    REGISTERED
                                   TOTAL ASSETS OF  INVESTMENT    INVESTMENT
                     TOTAL NUMBER    REGISTERED     COMPANIES      COMPANIES
                     OF REGISTERED   INVESTMENT    MANAGED WITH  MANAGED WITH
                      INVESTMENT      COMPANIES    PERFORMANCE-  PERFORMANCE-
 PORTFOLIO             COMPANIES     MANAGED (IN      BASED     BASED FEES (IN
 MANAGER                MANAGED       MILLIONS)        FEES        MILLIONS)
 ---------           ------------- --------------- ------------ ---------------
 Michael Brooks.....      27           $11,622         None          None
 Fred S. Cohen......      27           $11,622         None          None
 R. B. Davidson III.      27           $11,622         None          None
 Wayne Godlin.......      27           $11,622         None          None
 Terrance T. Hults..      27           $11,622         None          None

                                    - 65 -

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
NEW YORK MUNICIPAL PORTFOLIO
CALIFORNIA MUNICIPAL PORTFOLIO
DIVERSIFIED MUNICIPAL PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                  NUMBER OF   TOTAL ASSETS OF
                                                    POOLED        POOLED
                        TOTAL    TOTAL ASSETS OF  INVESTMENT    INVESTMENT
                      NUMBER OF      POOLED        VEHICLES      VEHICLES
                        POOLED     INVESTMENT      MANAGED     MANAGED WITH
                      INVESTMENT    VEHICLES         WITH      PERFORMANCE-
  PORTFOLIO            VEHICLES    MANAGED (IN   PERFORMANCE- BASED FEES (IN
  MANAGER              MANAGED      MILLIONS)     BASED FEES     MILLIONS)
  ---------           ---------- --------------- ------------ ---------------
  Michael Brooks.....     1            $14           None          None
  Fred S. Cohen......     1            $14           None          None
  R. B. Davidson III.     1            $14           None          None
  Wayne Godlin.......     1            $14           None          None
  Terrance T. Hults..     1            $14           None          None

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
NEW YORK MUNICIPAL PORTFOLIO
CALIFORNIA MUNICIPAL PORTFOLIO
DIVERSIFIED MUNICIPAL PORTFOLIO

                                OTHER ACCOUNTS

                                                  NUMBER OF
                                                    OTHER     TOTAL ASSETS OF
                         TOTAL                     ACCOUNTS   OTHER ACCOUNTS
                       NUMBER OF TOTAL ASSETS OF   MANAGED         WITH
                         OTHER   OTHER ACCOUNTS      WITH      PERFORMANCE-
   PORTFOLIO           ACCOUNTS    MANAGED (IN   PERFORMANCE- BASED FEES (IN
   MANAGER              MANAGED     MILLIONS)     BASED FEES     MILLIONS)
   ---------           --------- --------------- ------------ ---------------
   Michael Brooks.....   1,170       $13,249          2            $139
   Fred S. Cohen......   1,170       $13,249          2            $139
   R. B. Davidson III.   1,170       $13,249          2            $139
   Wayne Godlin.......   1,170       $13,249          2            $139
   Terrance T. Hults..   1,170       $13,249          2            $139

SANFORD C. BERNSTEIN FUND, INC.

   .   U.S. GOVERNMENT SHORT DURATION PORTFOLIO

   .   SHORT DURATION PLUS PORTFOLIO

   The management of and investment decisions for the Portfolios' portfolios are made by the U.S. Investment Grade: Liquid Markets Structured Products
Investment Team. The five investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are:
Jon P. Denfeld, Shawn E. Keegan, Alison M. Martier, Douglas J. Peebles and Greg
J. Wilensky. For additional information about the portfolio management of the
Portfolios, see "Management of the Portfolios" in the Prospectus.

   THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIOS'
SECURITIES AS OF SEPTEMBER 30, 2011.

                                    - 66 -

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                    NUMBER OF
                                                    REGISTERED  TOTAL ASSETS OF
                                                    INVESTMENT    REGISTERED
                         TOTAL     TOTAL ASSETS OF  COMPANIES     INVESTMENT
                        NUMBER       REGISTERED      MANAGED       COMPANIES
                     OF REGISTERED   INVESTMENT        WITH      MANAGED WITH
                      INVESTMENT      COMPANIES    PERFORMANCE-  PERFORMANCE-
 PORTFOLIO             COMPANIES     MANAGED (IN      BASED     BASED FEES (IN
 MANAGER                MANAGED       MILLIONS)        FEES        MILLIONS)
 ---------           ------------- --------------- ------------ ---------------
 Jon P. Denfeld.....       36          $ 1,689         None          None
 Shawn E. Keegan....       93          $12,595         None          None
 Alison M. Martier..       56          $11,984         None          None
 Douglas J. Peebles.      146          $19,604            1          None
 Greg J. Wilensky...      133          $14,646            1          None

SHORT DURATION PLUS PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                TOTAL ASSETS OF
                                                    NUMBER OF     REGISTERED
                         TOTAL     TOTAL ASSETS OF  REGISTERED    INVESTMENT
                        NUMBER       REGISTERED     INVESTMENT     COMPANIES
                     OF REGISTERED   INVESTMENT     COMPANIES    MANAGED WITH
                      INVESTMENT      COMPANIES    MANAGED WITH  PERFORMANCE-
 PORTFOLIO             COMPANIES     MANAGED (IN   PERFORMANCE- BASED FEES (IN
 MANAGER                MANAGED       MILLIONS)     BASED FEES     MILLIONS)
 ---------           ------------- --------------- ------------ ---------------
 Jon P. Denfeld.....       36          $ 1,189         None          None
 Shawn E. Keegan....       93          $12,096         None          None
 Alison M. Martier..       56          $11,984         None          None
 Douglas J. Peebles.      146          $19,104         None          None
 Greg J. Wilensky...      133          $14,146         None          None

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
SHORT DURATION PLUS PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                  NUMBER OF   TOTAL ASSETS OF
                                                    POOLED        POOLED
                        TOTAL    TOTAL ASSETS OF  INVESTMENT    INVESTMENT
                      NUMBER OF      POOLED        VEHICLES      VEHICLES
                        POOLED     INVESTMENT      MANAGED     MANAGED WITH
                      INVESTMENT    VEHICLES         WITH      PERFORMANCE-
  PORTFOLIO            VEHICLES    MANAGED (IN   PERFORMANCE- BASED FEES (IN
  MANAGER              MANAGED      MILLIONS)     BASED FEES     MILLIONS)
  ---------           ---------- --------------- ------------ ---------------
  Jon P. Denfeld.....     17         $   753            1          $ 106
  Shawn E. Keegan....     87         $14,863         None          $None
  Alison M. Martier..     44         $   678         None          $None
  Douglas J. Peebles.    147         $25,744            2          $ 230
  Greg J. Wilensky...     85         $ 2,556            2          $ 230

                                    - 67 -

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
SHORT DURATION PLUS PORTFOLIO

                                OTHER ACCOUNTS

                                                                TOTAL ASSETS OF
                      TOTAL                                     OTHER ACCOUNTS
                    NUMBER OF TOTAL ASSETS OF  NUMBER OF OTHER       WITH
                      OTHER   OTHER ACCOUNTS  ACCOUNTS MANAGED   PERFORMANCE-
PORTFOLIO           ACCOUNTS    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
MANAGER              MANAGED     MILLIONS)       BASED FEES        MILLIONS)
---------           --------- --------------- ----------------- ---------------
Jon P. Denfeld.....     88        $ 4,365             1             $  718
Shawn E. Keegan....    229        $59,951             4             $2,369
Alison M. Martier..    105        $11,059             1             $  136
Douglas J. Peebles.    420        $92,115            10             $5,496
Greg J. Wilensky...    200        $15,728             2             $  854

SANFORD C. BERNSTEIN FUND, INC.

   .   INTERMEDIATE DURATION PORTFOLIO

   The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. The five investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio are: Paul J. DeNoon, Shawn
E. Keegan, Alison M. Martier, Douglas J. Peebles, and Greg J. Wilensky. For
additional information about the portfolio management of the Portfolios, see
"Management of the Portfolios" in the Prospectus.

   THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIOS'
SECURITIES AS OF SEPTEMBER 30, 2011.

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.

INTERMEDIATE DURATION PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                TOTAL ASSETS OF
                                                    NUMBER OF     REGISTERED
                                   TOTAL ASSETS OF  REGISTERED    INVESTMENT
                     TOTAL NUMBER    REGISTERED     INVESTMENT     COMPANIES
                     OF REGISTERED   INVESTMENT     COMPANIES    MANAGED WITH
                      INVESTMENT      COMPANIES    MANAGED WITH  PERFORMANCE-
 PORTFOLIO             COMPANIES     MANAGED (IN   PERFORMANCE- BASED FEES (IN
 MANAGER                MANAGED       MILLIONS)     BASED FEES     MILLIONS)
 ---------           ------------- --------------- ------------ ---------------
 Paul J. DeNoon.....      102          $11,388            1          None
 Shawn E. Keegan....       93          $ 7,529         None          None
 Alison M. Martier..       55          $ 6,787         None          None
 Douglas J. Peebles.      146          $14,538            1          None
 Greg J. Wilensky...      133          $ 9,579            1          None

                                    - 68 -

INTERMEDIATE DURATION PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                  NUMBER OF   TOTAL ASSETS OF
                                                    POOLED        POOLED
                        TOTAL    TOTAL ASSETS OF  INVESTMENT    INVESTMENT
                        NUMBER       POOLED        VEHICLES      VEHICLES
                      OF POOLED    INVESTMENT      MANAGED     MANAGED WITH
                      INVESTMENT    VEHICLES         WITH      PERFORMANCE-
  PORTFOLIO            VEHICLES    MANAGED (IN   PERFORMANCE- BASED FEES (IN
  MANAGER              MANAGED      MILLIONS)     BASED FEES     MILLIONS)
  ---------           ---------- --------------- ------------ ---------------
  Paul J. DeNoon.....     97         $ 9,184            2          $ 230
  Shawn E. Keegan....     87         $14,863         None          $None
  Alison M. Martier..     44         $   678         None          $None
  Douglas J. Peebles.    147         $25,744            2          $ 230
  Greg J. Wilensky...     85         $ 2,556            2          $ 230

INTERMEDIATE DURATION PORTFOLIO

                                OTHER ACCOUNTS

                                                                TOTAL ASSETS OF
                      TOTAL                    NUMBER OF OTHER  OTHER ACCOUNTS
                    NUMBER OF TOTAL ASSETS OF     ACCOUNTS           WITH
                      OTHER   OTHER ACCOUNTS       MANAGED       PERFORMANCE-
PORTFOLIO           ACCOUNTS    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
MANAGER              MANAGED     MILLIONS)       BASED FEES        MILLIONS)
---------           --------- --------------- ----------------- ---------------
Paul J. DeNoon.....    219        $35,620             6             $2,948
Shawn E. Keegan....    229        $59,951             4             $2,369
Alison M. Martier..    105        $11,059             1             $  136
Douglas J. Peebles.    420        $92,115            10             $5,496
Greg J. Wilensky...    200        $15,728             2             $  854

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

   As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. The Manager has adopted a Code of Business
   -------------------------
   Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Manager own, buy or sell securities which may be owned by, or bought or sold for, clients.
Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Manager
permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Manager's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Manager. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

   Managing Multiple Accounts for Multiple Clients. The Manager has compliance
   -----------------------------------------------
   policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans,

                                    - 69 -

separate accounts, collective trusts and charitable foundations. Among other things, the Manager's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

   Allocating Investment Opportunities. The Manager has policies and procedures
   -----------------------------------
   intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Manager routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

   The Manager's procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Manager could share in investment gains.

   To address these conflicts of interest, the Manager's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts;
the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

   Portfolio Manager Compensation
   ------------------------------

   The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.
Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

   (i) Fixed base salary: The base salary is a fixed cash amount within a
       -----------------
similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

   (ii) Discretionary incentive compensation in the form of an annual cash
       -------------------------------------------------------------------
   bonus: The Manager's overall profitability determines the total amount of
   -----
incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance
(e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager's leadership criteria.

                                    - 70 -

   (iii) Discretionary incentive compensation in the form of awards under the
       ----------------------------------------------------------------------
   Manager's Partners Compensation Plan ("deferred awards"): The Manager's
   --------------------------------------------------------
overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Since 2009, deferred awards have been in the form of restricted grants of the Manager's Master Limited Partnership Units. In
2011, award recipients will have the ability to invest a portion of their awards (no more than half up to a certain cap) in deferred cash.

   (iv) Contributions under the Manager's Profit Sharing/401(k) Plan: The
       -------------------------------------------------------------
contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the
Manager.

   (v) Compensation under the Manager's Special Option Program: Under this
       -------------------------------------------------------
   Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special
Option Program is made at the sole discretion of the Manager.

                                NET ASSET VALUE

   The per share NAV of each Portfolio is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act.
A Portfolio's per share NAV is calculated by dividing the value of the
Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

   Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the
Fund's pricing policies and procedures established by and under the general supervision of the Board. The Board has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the
Pricing Policies.

   Whenever possible, securities are valued based on market information on the business day as of which the value being determined, as follows:

   (a) a security listed on the Exchange, or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ"))
is valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

   (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing
Price;

   (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Manager) on which the security is traded;

   (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item
(e)). If neither a current bid nor a current ask price is available the Manager will have discretion to determine the best valuation (e.g., last trade price)
and then bring the issue to the Boards' Valuation Committee the next day;

   (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

   (f) a right is valued at the last traded price provided by approved pricing services;

   (g) a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it will no longer be valued;

   (h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Manager determines that this method does not represent fair value);

                                    - 71 -

   (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Manager believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of particular markets.
The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Manager determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

   (j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Manager believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Manager has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

   (k) bank loans are valued on the basis of bid prices provided by a pricing service;

   (l) bridge loans are valued at par, unless it is determined by the Valuation
Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high yield market and/or a significant change in the state of any particular issuer or issuers or bridge loans;

   (m) residential and commercial mortgage whose loans and whose loan pools are fair market priced by a pricing service;

   (n) forward and spot currency pricing is provided by pricing services;

   (o) a swap is valued by the Manager utilizing various external sources to obtain inputs for variables in pricing models;

   (p) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service; and

   (q) open end mutual funds are valued at the closing NAV per share and closed end funds are valued at the closing market price per share.

   Each Portfolio values its securities at their current market value determined on the basis of market quotations set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets)
and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, a Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to its oversight, the Board has delegated responsibility for valuing the Portfolios' assets to the Manager. The Manager has established a Valuation
Committee, which operates under the policies and procedures approved by the
Board, to value the Portfolios' assets on behalf of the Portfolios. The
Valuation Committee values Portfolio assets as described above.

   Each Portfolio's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities

                                    - 72 -

owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

   The net asset value of each Portfolio is calculated by subtracting the liabilities allocated to the Portfolio from the value of the assets belonging to that Portfolio. The NAV of each class of shares of the Portfolio is determined separately by subtracting the liabilities attributable to that class from the assets attributable to that class, and then dividing the result by the number of outstanding shares of that class, all in accordance with a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general oversight of the Board, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for each of the Portfolios. In general, securities in which the
Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The International Portfolios and the Emerging Markets Portfolio generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and executions, the
Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the
Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

   Neither the Portfolios nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the
Manager to any material extent.

   The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the
Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

   The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolios;
but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolios.

   Each Portfolio may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. A
Portfolio may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolios will attempt to negotiate best execution.

   Investment decisions for the Fund are made independently from those of other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in the portfolio of the
Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same
Manager, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same

                                    - 73 -

security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

   Allocations are made by the officers of the Fund or of the Manager.
Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department of the Manager.

   Each Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the
Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and
Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   Information about the brokerage commissions paid by the Portfolios, including to Bernstein LLC, which is an affiliated broker of the Fund and
Bernstein Limited, which is also an affiliated broker of the Fund is set forth in the following table:

                                      AGGREGATE BROKERAGE BROKERAGE COMMISSIONS
                                          COMMISSIONS      PAID TO AFFILIATED
 PORTFOLIO                                   PAID                BROKERS
 ---------                            ------------------- ---------------------
 U.S. Government Short Duration
   Portfolio
    Fiscal Year Ended September 30,
      2009...........................       $     0                $0
    Fiscal Year Ended September 30,
      2010...........................       $     0                $0
    Fiscal Year Ended September 30,
      2011...........................       $   613                $0
 Short Duration Plus Portfolio
    Fiscal Year Ended September 30,
      2009...........................       $     0                $0
    Fiscal Year Ended September 30,
      2010...........................       $     0                $0
    Fiscal Year Ended September 30,
      2011...........................       $16,297                $0
 Short Duration New York Municipal
   Portfolio
    Fiscal Year Ended September 30,
      2009...........................       $     0                $0
    Fiscal Year Ended September 30,
      2010...........................       $     0                $0
    Fiscal Year Ended September 30,
      2011...........................       $     0                $0
 Short Duration California Municipal
   Portfolio
    Fiscal Year Ended September 30,
      2009...........................       $     0                $0
    Fiscal Year Ended September 30,
      2010...........................       $     0                $0
    Fiscal Year Ended September 30,
      2011...........................       $     0                $0
 Short Duration Diversified
   Municipal Portfolio
    Fiscal Year Ended September 30,
      2009...........................       $     0                $0
    Fiscal Year Ended September 30,
      2010...........................       $     0                $0
    Fiscal Year Ended September 30,
      2011...........................       $     0                $0
 Intermediate Duration Portfolio
    Fiscal Year Ended September 30,
      2009...........................       $     0                $0
    Fiscal Year Ended September 30,
      2010...........................       $     0                $0
    Fiscal Year Ended September 30,
      2011...........................       $16,956                $0
 New York Municipal Portfolio               $     0                $0
                                            $     0                $0
    Fiscal Year Ended September 30,
      2009...........................       $     0                $0
    Fiscal Year Ended September 30,
      2010...........................
    Fiscal Year Ended September 30,
      2010...........................
 California Municipal Portfolio
    Fiscal Year Ended September 30,
      2009...........................       $     0                $0
    Fiscal Year Ended September 30,
      2010...........................       $     0                $0
    Fiscal Year Ended September 30,
      2011...........................       $     0                $0
 Diversified Municipal Portfolio
    Fiscal Year Ended September 30,
      2009...........................       $     0                $0
    Fiscal Year Ended September 30,
      2010...........................       $     0                $0
    Fiscal Year Ended September 30,
      2011...........................       $     0                $0

                                    - 74 -

                                      AGGREGATE BROKERAGE BROKERAGE COMMISSIONS
                                          COMMISSIONS      PAID TO AFFILIATED
 PORTFOLIO                                   PAID                BROKERS
 ---------                            ------------------- ---------------------
 Tax-Managed International Portfolio
    Fiscal Year Ended September 30,
      2009...........................     $6,468,768               $0
    Fiscal Year Ended September 30,
      2010...........................     $7,770,375               $0
    Fiscal Year Ended September 30,
      2011...........................     $6,464,731               $0
 International Portfolio
    Fiscal Year Ended September 30,
      2009...........................     $3,303,472               $0
    Fiscal Year Ended September 30,
      2010...........................     $3,406,690               $0
    Fiscal Year Ended September 30,
      2011...........................     $2,863,921               $0
 Emerging Markets Portfolio
    Fiscal Year Ended September 30,
      2009...........................     $3,611,681               $0
    Fiscal Year Ended September 30,
      2010...........................     $4,174,603               $0
    Fiscal Year Ended September 30,
      2011...........................     $3,609,028               $0

   The following table relates to brokerage commissions paid by the Portfolios to Bernstein LLC for the fiscal year ended September 30, 2011:

                                                        % OF AGGREGATE DOLLAR
                                % OF PORTFOLIO'S       AMOUNT OF TRANSACTIONS
                                    AGGREGATE         INVOLVING THE PAYMENT OF
                              BROKERAGE COMMISSIONS     COMMISSIONS EFFECTED
PORTFOLIO                   PAID TO AFFILIATED BROKER THROUGH AFFILIATED BROKER
---------                   ------------------------- -------------------------
U.S. Government Short
  Duration Portfolio.......             0%                        0%
Short Duration Plus
  Portfolio................             0%                        0%
Short Duration New York
  Municipal Portfolio......             0%                        0%
Short Duration California
  Municipal Portfolio......             0%                        0%
Short Duration Diversified
  Municipal Portfolio......             0%                        0%
Intermediate Duration
  Portfolio................             0%                        0%
New York Municipal
  Portfolio................             0%                        0%
California Municipal
  Portfolio................             0%                        0%
Diversified Municipal
  Portfolio................             0%                        0%
Tax-Managed International
  Portfolio................             0%                        0%
International Portfolio....             0%                        0%
Emerging Markets Portfolio.             0%                        0%

   The following table relates to brokerage commissions paid by the Portfolios to Bernstein Limited for the fiscal year ended September 30, 2011:

                                                        % OF AGGREGATE DOLLAR
                                % OF PORTFOLIO'S       AMOUNT OF TRANSACTIONS
                                    AGGREGATE         INVOLVING THE PAYMENT OF
                              BROKERAGE COMMISSIONS     COMMISSIONS EFFECTED
PORTFOLIO                   PAID TO AFFILIATED BROKER THROUGH AFFILIATED BROKER
---------                   ------------------------- -------------------------
U.S. Government Short
  Duration Portfolio.......             0%                        0%
Short Duration Plus
  Portfolio................             0%                        0%
Short Duration New York
  Municipal Portfolio......             0%                        0%
Short Duration California
  Municipal Portfolio......             0%                        0%
Short Duration Diversified
  Municipal Portfolio......             0%                        0%
Intermediate Duration
  Portfolio................             0%                        0%
New York Municipal
  Portfolio................             0%                        0%
California Municipal
  Portfolio................             0%                        0%
Diversified Municipal
  Portfolio................             0%                        0%
Tax-Managed International
  Portfolio................             0%                        0%
International Portfolio....             0%                        0%
Emerging Markets Portfolio.             0%                        0%

                                    - 75 -

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

   The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   The Manager has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of a Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios'
shareholders without compromising the integrity or performance of the
Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

   Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager generally posts on the website a complete schedule of the Portfolios' securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the
Portfolio's assets represented by the Portfolios' holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Portfolios hold, a summary of the Portfolios' top ten holdings (including name and the percentage of each Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   The Manager may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the
Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Manager's Chief Compliance
Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

   The Manager has established procedures to ensure that each Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. the Manager's Chief Compliance
Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's Chief
Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Portfolio's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique
International and, from time to time, other financial printers, for the purpose of

                                    - 76 -

preparing the Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek.
Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a
Portfolio's portfolio holdings information unless specifically authorized.

TAX MANAGEMENT
--------------

   The Bernstein Global Wealth Management Unit of AllianceBernstein L.P.
("Bernstein") provides certain tax management services to private clients that invest in the Portfolios through investment programs administered by Bernstein.
As part of such services, Bernstein conducts year-end tax trading on behalf of these private clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Portfolios which could in turn result in a Portfolio experiencing temporary asset inflows or outflows at year end. Bernstein coordinates with the Manager to try to ensure that that the implementation of Bernstein's tax management strategies does not compromise the interests of any Portfolio or its investors. However, the implementation of Bernstein's tax management strategies may require a Portfolio to increase asset allocations to cash or cash equivalents in order to meet expected redemption requests. If a significant amount of a Portfolio's assets are allocated to cash or cash equivalents, it may be more difficult for the
Portfolio to achieve its investment objective.

                       PURCHASE AND REDEMPTION OF SHARES

   Shares of each Portfolio are sold at the NAV next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The
Fund may enter into arrangements with financial intermediaries permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders. The Emerging
Markets Portfolio assesses a portfolio transaction fee on purchases of
Portfolio shares equal to 1% of the dollar amount invested in the Portfolio
(including purchases made by exchanging shares of other Fund portfolios for shares of the Emerging Markets Portfolio) and a portfolio transaction fee on cash redemptions of 1% of the dollar amount redeemed from the Portfolio
(including redemptions made by exchanging shares of the Emerging Markets
Portfolio for shares of other Fund portfolios).

   The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under
"Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

   In order to open your account, the Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

   RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Board
   -----------------------------------------------------------------
has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder's financial intermediary.

   RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the
   ----------------------------------------------------------------
Fund and Bernstein LLC will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances.
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading.
For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a
Portfolio

                                    - 77 -

may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a
Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the
Portfolio calculates it own share price (referred to as "time zone arbitrage").
The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV.
While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

   POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of
   ------------------------------------
the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund, AllianceBernstein and
Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

   .   TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agent,
       Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund and Bernstein LLC may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

   .   ACCOUNT BLOCKING PROCEDURES. If the Fund or Bernstein LLC determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current
       Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the Fund or Bernstein LLC that the account holder did not or will not in the future engage in excessive or short duration trading.

   .   APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
       ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the
       Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the
       U.S. Postal Service (i.e., regular mail).

                                    - 78 -

   .   RISKS TO SHAREHOLDER RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN
       RESPONSE TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a
       Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile.
       To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

   LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES.
   ------------------------------------------------------------------------
Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and Bernstein LLC to detect excessive or short duration trading in fund shares, there is no guarantee that the Fund or Bernstein LLC will be able to identify these shareholders or curtail their trading practices. In particular, the Fund and Bernstein LLC may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in
Portfolio shares.

                  CODE OF ETHICS AND PROXY VOTING PROCEDURES

   The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The
Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                                     TAXES

   The Fund intends each Portfolio to continue to qualify as a "regulated investment company" under Subchapter M of the Code. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive
90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income
(the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the
"diversification requirements"). As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares. It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code.
In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the
Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be

                                    - 79 -

deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a
Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

   The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31.
For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the
4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. The policy for the International Portfolios and the
Emerging Markets Portfolio is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a
Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to U.S. federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains (currently at a maximum rate of 15% for non-corporate shareholders; for taxable years beginning on or after January 1, 2013, the long-term capital gains rate is scheduled to return to 20%), regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income. However, any dividends paid by the
Municipal Portfolios (as defined below) and properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax.

   Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2013 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets)
provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. Such rate would not apply to dividends received from Fixed-Income Municipal Portfolios (which generally will be exempt from U.S. federal income tax to the extent discussed below) and
Fixed-Income Taxable Portfolios. However, dividends received from Non-U.S.
Stock Portfolios may, to a certain extent, qualify for such rate.

   The Short Duration New York Municipal Portfolio and the New York Municipal
Portfolio provide income which is tax-free (except for alternative minimum tax)
for federal and New York state and local individual income tax purposes to the extent of income

                                    - 80 -

derived from New York Municipal Securities or securities issued by possessions of the United States. The Short Duration California Municipal Portfolio and the
California Municipal Portfolio provide income which is tax-free (except for alternative minimum tax) for U.S. federal and California state personal income tax purposes to the extent of income derived from California Municipal
Securities or securities issued by possessions of the United States. The Short
Duration Diversified Municipal Portfolio and the Diversified Municipal
Portfolio provide income which is tax-free for federal income tax purposes
(except for AMT) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts and options on futures contracts as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Short Duration New York Municipal Portfolio, the
New York Municipal Portfolio, the Short Duration California Municipal
Portfolio, the California Municipal Portfolio, the Short Duration Diversified
Municipal Portfolio and the Diversified Municipal Portfolio (the "Municipal
Portfolios") will expect to comply with the requirement of Code
Section 852(b)(5) that at on a quarterly basis least 50% of the value of each such Portfolio's total assets consists of Municipal Securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you, during the prior year.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the
Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock.
Accordingly, in order to satisfy its income distribution requirements, the
Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.
In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Portfolio that represents income derived from certain revenue or private activity bonds held by the Municipal Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a Municipal Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a Municipal Portfolio may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal
"excess net passive income" tax liability of a shareholder of an S corporation.
Shareholders should consult their own tax advisors as to whether they are
(i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

                                    - 81 -

   A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon.
Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the
Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the
Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

   A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

   Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a
Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the
Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60%
thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31)
generally are required to be treated for U.S. federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the
Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle.
Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

   The Portfolios may make one or more of the elections available under the
Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

   The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that otherwise constitute ordinary deductions and that are allocable under the Code to exempt-interest dividends would not be allowed as a deduction but will reduce net tax exempt income.

                                    - 82 -

   Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the
Portfolio's hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a
Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio for more than one year. In general, a
Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

   Provided the International Portfolios and the Emerging Markets Portfolio
each qualifies as a regulated investment company and more, as is expected, than
50% of the value of each such Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such
Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The
Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U.S. federal income tax deduction or as foreign tax credit against their U.S. federal income taxes.
Generally, a foreign tax credit is more advantageous than a deduction. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.
Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

   Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities generally will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is the "passive income" category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

   The International Portfolios and the Emerging Markets Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares.
Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund's taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. For this purpose all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as marketable stock.
PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

                                    - 83 -

   If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a
"qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above.
In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   A Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

   Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

   Certain types of income received by a Portfolio from Real Estate Investment
Trusts ("REITs"), REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may
(1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes;
(3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.
This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the
Internal Revenue Service (the "IRS"). Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions, passed-through foreign tax credits if applicable, and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of
U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

   If a shareholder recognizes a loss with respect to a Portfolio's shares of
$2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does

                                    - 84 -

not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from a
Portfolio. In order to obtain a reduced rate of withholding, a non-U.S.
shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S.
shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional
"branch profits tax" imposed at a rate of 30% (or lower treaty rate). A
non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   A 30% withholding tax will be imposed on dividends paid after December 31,
2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect
U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and TIN of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

   In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of shares of a Portfolio.

   Distributions that a Portfolio reports as "short-term capital gain dividends" or "long-term capital gain dividends" will not be treated as such to a recipient foreign shareholder if the distribution is attributable to a REIT's distributions to a Portfolio of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the
Portfolio's direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30%
withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Portfolio's direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio could be subject to the 35% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Portfolio's outstanding shares throughout either such person's holding period for the redeemed shares or, if shorter, the previous five years.

   The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a foreign shareholder's participation or a
Portfolio's participation in a wash sale transaction or the payment of a substitute dividend.

   Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

   Cost Basis Reporting. As part of the Energy Improvement and Extension
   --------------------
Act of 2008, mutual funds are required to report to the Internal Revenue
Service the "cost basis" of shares acquired by a shareholder on or after
January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Portfolios will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

                                    - 85 -

   Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO)
and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares.

   If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

   You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

       CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC
                   ACCOUNTING FIRM AND FINANCIAL STATEMENTS

   State Street Bank and Trust Company ("State Street"), One Lincoln Street,
Boston, Massachusetts 02111, is the Custodian and Accounting Agent for the
Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street retained for such purpose in accordance with the
1940 Act. State Street also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York,
New York 10019-6099, acts as counsel to the Fund.

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017,
has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Fund's September 30, 2011 audited financial statements included in its 2011 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 1345 Avenue of the Americas,
New York, New York 10105, (212) 756-4097.

                             DESCRIPTION OF SHARES

   The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the NAV of a shareholder's account is less than $1,000.

   Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors.
Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the
Fund does not intend to hold annual meetings of shareholders.

   To the knowledge of the Fund, the following persons or entities owned of record or beneficially 5% or more of the shares of any Portfolio or Class as of
January 6, 2012.

                                    - 86 -

                                                        NO. OF SHARES   % OF
 PORTFOLIO                  NAME AND ADDRESS              OF CLASS      CLASS
 ---------         ------------------------------------ -------------   -----
 U.S. Government   S.H.K. Foundation                    1,496,777.107   14.67%
 Short Duration    c/o Sanford C. Bernstein & Co., LLC
 Portfolio         1345 Avenue of the Americas
                   New York, New York 10105

 Short Duration    Arris Group Inc.                     2,046,938.323    5.52%
 Diversified       c/o Sanford C. Bernstein & Co., LLC
 Municipal         1345 Avenue of the Americas
 Portfolio         New York, New York 10105

 Short Duration    B.Z. Family Trust                      834,014.088    9.73%
 California        c/o Sanford C. Bernstein & Co., LLC
 Municipal         1345 Avenue of the Americas
 Portfolio         New York, New York 10105

                   Goldberg Family Trust UTD              456,561.599    5.32%
                   c/o Sanford C. Bernstein & Co., LLC
                   1345 Avenue of the Americas
                   New York, New York 10105

                                    - 87 -

                                  APPENDIX A

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS
---------------------------------------------------

   The following descriptions of Standard & Poor's Corporation ("Standard &
Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc.
("Moody's") corporate and municipal bond ratings have been published by
Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/1/
-----------------

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) or MINUS (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch/2/
-----

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information.
Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.
--------
/1/  Reprinted from Standard & Poor's Bond Guide.
/2/  As provided by Fitch Ratings, Inc.

                                      A-1

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD AND D Bonds represent the highest potential for default and the lowest potential for recovery.

PLUS(+) MINUS (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody's/3/
-------

AAA Bonds which are rated Aaa by Moody's are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS
---------------------------------------------------------------

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.
--------
/3/  Reprinted from Moody's Bond Record and Short Term Market Record.

                                      A-2

Standard & Poor's/4/
-----------------

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1"
for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment.
They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch/5/
-----

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/6/
-------

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

   .   Leading market positions in well-established industries.

   .   High rates of return on funds employed.

   .   Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   .   Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   .   Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios,

                                      A-3

while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
--------
/4/  Reprinted from Standard & Poor's Bond Guide.
/5/  As provided by Fitch Ratings, Inc.
/6/  Reprinted from Moody's Bond Record and Short Term Market Record.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS
-------------------------------------

   The following descriptions of municipal bond ratings have been published by
Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/10/
-----------------

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus
(+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/11/
-----

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.
--------
/7/  Reprinted from Standard & Poor's Bond Guide
/8/  As provided by Fitch Ratings, Inc.

                                      A-4

================================================================================

                                 APPENDIX B :

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

================================================================================

1. Introduction

   As a registered investment adviser, AllianceBernstein L.P.
   ("ALLIANCEBERNSTEIN", "WE" OR "US") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI
   Policy") is attached to this Statement as an Exhibit.

   We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

   This statement is intended to comply with Rule 206(4)-6 of the Investment
   Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940.
   This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2. Proxy Policies

   Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors

                                      B-1

   and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

   This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

   2.1.Corporate Governance

       We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

   2.2.Elections of Directors

       Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the

                                      B-2

       company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

   2.3.Appointment of Auditors

       AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

   2.4.Changes in Legal and Capital Structure

       Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy

                                      B-3

       statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

   2.5.Corporate Restructurings, Mergers and Acquisitions

       AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.
       Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

   2.6.Proposals Affecting Shareholder Rights

       AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.
       However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

   2.7.Anti-Takeover Measures

       AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans.
       Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

                                      B-4

   2.8.Executive Compensation

       AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report.
       Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission
       ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and
       February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock

                                      B-5

       options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

   2.9.ESG

       We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

       Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3. Proxy Voting Procedures

   3.1.Proxy Voting Committees

       Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for
       AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new

                                      B-6

       types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate
       Proxy Committee will evaluate the proposal. In addition, the Proxy
       Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and
       Compliance Department.

       Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy
       Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

       It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy
       Voting Manual no less frequently than annually. In addition, the Proxy
       Committees meet as necessary to address special situations.

   3.2.Engagement

       In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy
       Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

       Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

   3.3.Conflicts of Interest

       AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes
       AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a

                                      B-7

       business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly,
       AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy
       Committees taking reasonable steps to evaluate (A) the nature of
       AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy
       Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

       Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

   3.4.Proxies of Certain Non-U.S. Issuers

       Proxy voting in certain countries requires "share blocking."
       Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.
       During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote

                                      B-8

       is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

       AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example,
       AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

   3.5.Loaned Securities

       Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue.
       AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

   3.6.Proxy Voting Records

       Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President &
       Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the
       Americas, New York, NY 10105.

       [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
       June 30, without charge. Simply visit AllianceBernstein's web site at
       www.alliancebernstein.com, go to the Securities and Exchange
       Commission's web site at www.sec.gov or call AllianceBernstein at
       (800) 227-4618.

                                      B-9

                                                                        Exhibit

                         Statement of Policy Regarding
                            Responsible Investment
                    Principles for Responsible Investment,
                   ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients'
objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible
Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI")
incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the
Principles.

                                     B-10

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the
Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the
Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting
AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

                                     B-11

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by
John Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of
the Proxy Voting Committee for Bernstein.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Steve Cheetham: SVP-Value, London
James Crawford: SVP-Value, Australia
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
David Lesser: VP-Legal, New York
Jason Ley: SVP-Growth, Chicago
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
John Phillips: SVP-Value, New York
Guy Prochilo: SVP-Institutional Investments, New York
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                     B-12

                        SANFORD C. BERNSTEIN FUND, INC.
                          1345 Avenue of the Americas
                           New York, New York 10105
                                (212) 756-4097

                      Statement of Additional Information
                               January 31, 2012

   This Statement of Additional Information ("SAI") relates to the following six series of shares of the Sanford C. Bernstein Fund, Inc. (the "Fund"): the
Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio,
Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and the Tax-Aware
Overlay N Portfolio, that each offer Class 1 and Class 2 shares. Each series is referred to as a "Portfolio" in this SAI.

                              OVERLAY PORTFOLIOS

PORTFOLIO                                                EXCHANGE TICKER SYMBOL
---------                                                ----------------------
                                                         CLASS 1     CLASS 2
                                                         -------     -------
Overlay A Portfolio.....................................  SAOOX       SAOTX
Tax-Aware Overlay A Portfolio...........................  SATOX       SATTX
Overlay B Portfolio.....................................  SBOOX       SBOTX
Tax-Aware Overlay B Portfolio...........................  SBTOX       SBTTX
Tax-Aware Overlay C Portfolio...........................  SCTOX       SCTTX
Tax-Aware Overlay N Portfolio...........................  SNTOX       SNTTX

   The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the investor's complete investment program. The Portfolios are NOT designed to be used as stand-alone investments. The Portfolios should be considered for a portion of an overall investment program managed by Bernstein and not as a balanced investment program.

   This SAI is not a prospectus, and should be read in conjunction with the
Fund's Prospectus, dated January 31, 2012, as it may be amended and/or supplemented from time to time. Certain financial statements from the Fund's annual report dated September 30, 2011 are incorporated by reference into this
SAI. Copies of the Fund's Prospectus and annual report may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number or on the Internet at www.Bernstein.com.

   Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                                                           PAGE
                                                                           ----

CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

                                     - 2 -

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4,
1988 as an open-end management investment company.

   Each of the Portfolios is diversified. The term "net assets," as used in this SAI, means net assets plus any borrowings.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see each Portfolio's sections of the Prospectus entitled "Investment Objective," "Fees and Expenses of the Portfolio,"
"Principal Strategies," "Principal Risks," and "Bar Chart and Performance
Information," as well as the section entitled "Additional Information About
Principal Investment Strategies and Risks." The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

   Each Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this
SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

   Except for those policies of each Portfolio that are described in the
Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors (the "Board")
without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

GENERAL INVESTMENT POLICIES -- FIXED-INCOME INVESTMENTS
-------------------------------------------------------

   Each Portfolio may invest in securities rated CCC by Standard & Poor's
Corporation ("Standard & Poor's" or "S&P") and Fitch Ratings, Inc. ("Fitch"),
or Caa by Moody's Investors Service, Inc. ("Moody's"). Each of the Tax-Aware
Overlay B, Tax-Aware Overlay C or Tax-Aware Overlay N Portfolios, however, will generally invest in municipal securities rated A or better by S&P, Fitch or
Moody's (or, if unrated, determined by the AllianceBernstein L.P.
("AllianceBernstein" or the "Manager") to be of comparable quality), comparably rated municipal notes and derivatives. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or
A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by
Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard &
Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB, B or CCC by Standard & Poor's and Fitch, or Ba, B or Caa by Moody's
are considered to be speculative with regard to the payment of interest and principal.

   Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase.
Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

   The Overlay A, Tax-Aware A and Overlay B Portfolios may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

   Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class);

                                     - 3 -

creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

   In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label
MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

   If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios' securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

   Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   The Portfolios may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

                                     - 4 -

   The Portfolios may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities.
Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

   A Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a
Portfolio, or if the maturity of a security is extended after purchase by a
Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

SPECIFIC INVESTMENT POLICIES OF CERTAIN PORTFOLIOS
--------------------------------------------------

  THE TAX-AWARE OVERLAY B, C AND N PORTFOLIOS
  -------------------------------------------

   The Tax-Aware Overlay B, C and N Portfolios may invest significantly in
"municipal securities." "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the
Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax ("AMT").

   In addition to Municipal Securities, each Portfolio may invest in non-Municipal Securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the
Portfolio in accordance with the Portfolio's objectives.

  Alternative Minimum Tax
  -----------------------

   Under current federal income tax law, (1) interest on tax-exempt Municipal
Securities issued after August 7, 1986 which are specified "private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular
Federal income tax purposes such interest will remain fully tax-exempt, and
(2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds
("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to
AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

  THE TAX-AWARE OVERLAY B PORTFOLIO
  ---------------------------------

   The Tax-Aware Overlay B Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Portfolio is not appropriate for tax-exempt investors under normal market conditions.

  TAX-AWARE OVERLAY C PORTFOLIO
  -----------------------------

   To obtain direct fixed-income exposure, the Tax-Aware Overlay C Portfolio may invest in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. The investments include Municipal Securities issued by the State of California or its political subdivisions,

                                     - 5 -

or otherwise exempt from the California State income tax ("California Municipal
Securities"). The income from these securities is exempt from federal and
California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   Because the Portfolio focuses its direct investments in California Municipal
Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the
State and its agencies and municipalities.

   The Portfolio is not appropriate for tax-exempt investors under normal market conditions. Moreover, because the Portfolio seeks income exempt from
California personal income taxes as well as federal income tax, the Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

  TAX-AWARE OVERLAY N PORTFOLIO
  -----------------------------

   To obtain direct fixed-income exposure, the Tax-Aware Overlay N Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. The investments include Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from the New York State income tax ("New York
Municipal Securities"). The income from these securities is exempt from federal and New York personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   Because the Portfolio focuses its direct investments in New York Municipal
Securities, the Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

   The Portfolio is not appropriate for tax-exempt investors under normal market conditions. Moreover, because the Portfolio seeks income exempt from New
York State and local taxes as well as federal income tax, such Portfolio may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

RISK OF CONCENTRATION IN A SINGLE STATE
---------------------------------------

  (TAX-AWARE OVERLAY C AND N PORTFOLIOS)
  --------------------------------------

   The Tax-Aware C and N Portfolios may invest in the Municipal Securities of
California and New York, respectively. The primary purpose of investing in a portfolio of a single state's Municipal Securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal depends upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a
Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal Securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which
Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.
However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by a Portfolio, the minimum rating(s) described above under
"General Investment Policies--Fixed-Income Investments." See also Appendix A:
"Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a
"moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation"
contract in the event of such non-appropriation.

   The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement dated May 24, 2011, as updated on
November 22, 2011 with respect to New York and an Official Statement dated
October

                                     - 6 -

2011 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information.
These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a
Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest.
Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio.
Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK
--------

   The following is based on information obtained from the Annual Information
Statement of the State of New York, dated May 24, 2011, and the Update to the
Annual Information Statement dated November 22, 2011.

Debt Reform Act of 2000
-----------------------

   The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New
York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income;
(b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

   The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and is fully phased in at 4% of personal income in 2010-11.
Similarly, the phased-in cap on new State-supported debt service costs began at
0.75% of total governmental funds receipts and is gradually increasing until it is fully phased in at 5% in 2013-14.

   The Debt Reform Act requires the limitations on the issuance of
State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to
October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new
State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget ("DOB")
intends to manage subsequent capital plans and issuance schedules consistent with the limits.

   On November 31, 2010, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31,
2010 at 3.29% of personal income and debt service on such debt at 1.86% of total governmental receipts, compared to the caps of 3.98% for each.

   Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available cap room, in regards to debt outstanding, is expected to decline from 0.5% ($5.0 billion) in 2010-11 to 0.1% ($1.13 billion)
in 2012-13.

   New York is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. As of
March 31, 2011, total State-related debt outstanding was $56 billion and 5.9%
of personal income. New York ranks fifth in debt per capita, behind
Connecticut, Massachusetts, Hawaii and New Jersey.

   For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the
State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

                                     - 7 -

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   As of March 31, 2011, the total amount of general obligation debt outstanding was $3.5 billion. The Enacted Budget Capital Plan projects that about $472 million in general obligation bonds will be issued in 2011-12.

   Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government
Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

   The State expects to continue to use lease-purchase and contractual-
obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax
("PIT") Revenue Bonds. Based on current assumptions, DOB anticipates that there will be $23.7 billion of State PIT Revenue Bonds outstanding during fiscal year
2011-12.

New York Local Government Assistance Corporation
------------------------------------------------

   In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a
public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with
LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

   As of June 1995, LGAC had issued bonds and notes to provide net proceeds of
$4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities
-----------------

   The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or
State-related financing techniques. As of December 31, 2010, there were 17
Authorities that had aggregate outstanding debt of $161 billion, only a portion of which constitutes State-supported or State-related debt.

   Moral obligation financing generally involves the issuance of debt by an
Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the
State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs.
From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development
Corporation and other Authorities that had moral obligation debt outstanding.
The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2011-12 fiscal year.

   Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional

                                     - 8 -

assistance to localities whose local assistance payments have been paid to
Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some
Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

   The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the
"TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road
Company, the Metro-North Commuter Railroad Company and the Metropolitan
Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating
Authority, an MTA subsidiary, operates a rapid transit line on Staten Island.
Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the
"TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

   Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the
MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

Current Fiscal Year
-------------------

2010-11 Fiscal Year
-------------------

   The State budget process begins with the Governor's submission of the
Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

   In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. These additional items are then subject to line-item veto by the
Governor, which can be reconsidered by the Legislature. Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan.
Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or Legislature.

   The Governor submitted his Executive Budget proposed for FY 2012 on
February 1, 2011 and amendments on February 24 and March 1, 2011, as permitted by law. The Governor's Executive Budget proposed measures (the "gap-closing plan") to eliminate the projected General Fund budget gap of $10 billion in
2011-12, and to reduce the future projected budgets gaps to $2.2 billion in
2012-13, $2.5 billion in 2013-14, and $4.4 billion in 2014-15. The Executive
Budget proposed savings of approximately $2.85 billion each for School Aid and
Medicaid; $1.4 billion for State agency operations, including a 10%
year-to-year reduction in State Operations spending in the General Fund, and corresponding reductions in other funds, where appropriate; and $1.8 billion for a range of other programs and activities.

   The Governor and legislative leaders announced general agreement on the outlines of a budget for 2011-12 on March 27, 2011. The Legislature passed the appropriations and accompanying legislation needed to complete the budget on
March 31, 2011. Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment before the start of the fiscal year (on March 16, 2011). On April 11, 2011, the Governor completed his review of all budget bills, finalizing the enactment of the 2011-12 Budget.

   The gap-closing plan authorized in the Enacted Budget Financial Plan did not differ significantly from the Executive Budget proposal. DOB estimates that the gap-closing plan eliminates the General Fund budget gap of $10 billion in
2011-12 and reduces the budget gaps to $2.4 billion in 2012-13, $2.8 billion in
2013-14 and $6.4 billion in 2014-15.

                                     - 9 -

   The gap-closing plan authorizes actions to lower General Fund spending by approximately $8.5 billion in 2011-12 compared to the current-services forecast. The Enacted Budget includes estimated savings of $2.8 billion for
School Aid and $2.7 billion for Medicaid (including a caseload reestimate);
$1.5 billion for State agency operations; and $1.5 billion for a range of other programs and activities.

   The gap-closing plan anticipates $324 million in additional revenues associated with specific statutory changes. These changes include modernizing the State's tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund.
The Legislature authorized certain tax modernization initiatives for two years
(scheduled to sunset on December 31, 2012).

   DOB estimates the State will end 2011-12 with a General Fund balance of $1.7 billion. An estimated closing balance of $275 million in the Rainy Day Reserve reflects a planned deposit of $100 million in 2011-12.

   The estimated closing balance also includes $346 million identified to cover the costs of potential retroactive labor settlements with unions that have not agreed to contracts through 2010-11. The amount is calculated based on the pattern settlement of fiscal years 2006-07 through 2010-11 agreed to by the
State's largest unions in that period. In prior years, this amount has been carried in the annual spending totals. If settlements are reached in 2011-12, the projected fund balance in the General Fund would decline by an amount equal to the cost of the settlements.

2010-11 Fiscal Year
-------------------

   Based on preliminary, unaudited results, the State ended 2010-11 in balance on a cash basis in the General Fund. Receipts, including transfers from other funds, totaled $54.4 billion, an increase of $343 million from the last public forecast. Tax receipts exceeded projections by approximately $150 million, with stronger than expected collections in personal income tax (PIT) and sales taxes, offset in part by lower collections for business taxes. All planned refunds were made according to schedule. Other sources of General Fund receipts
(including transfers of fund balances, miscellaneous receipts, and Federal grants) were approximately $195 million above planned levels. This was due almost exclusively to the transfer of excess balances from certain special revenue funds at the close of the fiscal year.

   General Fund disbursements, including transfers to other funds, totaled
$55.4 billion, an increase of $324 million form the last public forecast. The increase was due in part to the timing of payments that were due and budgeted for the first quarter of 2011-12 but that were made in the final quarter of
2010-11. These previously unanticipated payments included approximately $154 million for debt service expenses and $100 million for health care expenses.

   The General Fund had a closing balance of $1.37 billion, consisting of $1.2 billion in the State's rainy day reserves ($1.0 billion in the Tax
Stabilization Reserve and $175 million in the Rainy Day Reserve), $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance in the General
Fund was $926 million lower than the closing balance for 2009-10. This reflects the planned use of an undesignated fund balance carried forward from 2009-10 into 2010-11.

2009-10 Fiscal Year
-------------------

   Receipts during the fiscal year fell substantially below projections.
General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for
2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections.
However, actual disbursements were affected by $2.1 billion in payment deferrals (described below) taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

   In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the
State's financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On
June 1, 2010, the State paid the $2.1 billion in school aid deferred from
2009-10.

                                    - 10 -

   General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

   General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of Federal American Recovery and Reinvestment Act of 2009 ("ARRA") funds in place of General Fund spending.

   The General Fund closing balance consisted of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

Economic Overview
-----------------

   New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

   The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

   Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

   The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

   New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

   Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

   Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

   The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

   In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved.
In 1999, for the first time in 13 years, the employment growth rate of the
State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole.

   Although the State unemployment rate was higher than the national rate from
1991 to 2000, the gap between them has narrowed in recent years. In 2010, the
State unemployment rate was 8.6%, compared to 9.6% for the nation as a whole.
State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because
New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates

                                    - 11 -

the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2010, New York per capita personal income was $48,821, compared to $40,584 for the nation as a whole.

Recent Developments
-------------------

   New York State's recovery continued to outpace that of the nation overall through the first half of 2011. The State has benefitted from Federal policies designed to keep interest rates low and strengthen the banking system. Strong finance and insurance sector profits resulted in solid growth in securities industry bonuses over the 2009-10 and 2010-11 two-year period. In addition, strong emerging market growth combined with a weak dollar appears to have spurred foreign demand for the State's exports, including New York City as a tourist and luxury-shopping destination. As a result, State private sector employment growth of 1.6% is estimated for 2011, accompanied by wage growth of
4.3%. These rates compare with growth of 1.5% and 3.9%, respectively, for the nation.

   However, domestic events and activity in Europe continue to roil global financial markets. The resulting equity market volatility, combined with the movement toward a more highly regulated environment, appears to be having a substantial downward impact on the finance industry's market capitalization and revenues. Returns from proprietary trading have been diminishing, while the dramatic decline in equity market prices during the third quarter has reduced the volume of revenue generating activity, such as IPOs and mergers and acquisitions. Many of the large financial institutions have announced layoffs, after a spurt of hiring in the first quarter. As a result, DOB now projects a substantial decline in finance and insurance sector bonuses for the 2011-12.

   Consistent with the substantial decline in bonuses, a private sector job growth is expected to decelerate to 1.1% in 2012. Total State employment is projected to grow 0.8% for 2012, following growth of 0.9% in 2011. Lower employment growth and the decline in bonuses are expected to be accompanied by lower wage growth of 3.1% for 2012. Total personal income is projected to grow
3.7% for 2012, following growth of 4.9% for 2011.

   All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, credit and equity market volatility pose a particularly large degree of uncertainty for New York. The full impact of the Federal financial reform package on the profitability of the State's finance industry is as yet unknown and consequently represents a major risk to
DOB's forecast for bonuses and income going forward. Lower bonuses than projected reduce a major segment of income subject to tax as well as cut the level of economic activity generated by the spending of those wages. Similarly, should equity markets fail to grow as anticipated, both financial sector income and taxable capital gains realizations could be negatively affected. These effects would ripple through the State economy, depressing both employment and wage growth. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

New York City
-------------

   The fiscal demands on the State may be affected by the fiscal condition of
New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

   In response to New York City's fiscal crisis in 1975, the State took action to help New York City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York
("NYC MAC"), to provide New York City with financing assistance; the New York
State Financial Control Board ("FCB"), to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New
York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which
New York City was subject to certain statutorily prescribed fiscal controls.
The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
----------------

   Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during the 2009 and 2010 legislative sessions. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the
State's receipts and disbursements for the State's 2010-11 fiscal year, or thereafter.

                                    - 12 -

   Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control.
Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary Federal stimulus funding in 2011 will particularly impact counties and school districts in New York State. The State's cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

   The State is a defendant in legal proceedings involving State finances,
State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2008-09 fiscal year or thereafter.

   Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced
2011-12 Enacted Budget Financial Plan. The State believes that the proposed
2011-12Enacted Budget Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2011-12 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2011-12 Enacted Budget
Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced
2011-12 Enacted Budget Financial Plan.

CALIFORNIA
----------

   The following is based on information obtained from an Official Statement, dated October 19, 2011, relating to State of California $1,774,995,000
Tax-Exempt Various Purpose General Obligation Bonds and $205,000,000 Taxable
Various Purpose General Obligation Bonds and $205,000,000 Taxable Various
Purpose General Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

   Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

   Article XIII B. The State is subject to an annual appropriations limit (the
   --------------
"Appropriations Limit") imposed by Article XIII B to the State Constitution.

   Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend
"proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

   Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations
Limit may also be exceeded in cases of emergency.

   The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

                                    - 13 -

   As of the enactment of the 2011 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $62.943 billion and $64.730 billion under the Appropriations Limit in fiscal years 2010-2011 and 2011-12, respectively.

   Proposition 98. On November 8, 1988, voters approved Proposition 98, a
   --------------
combined initiative constitutional amendment and statute called the "Classroom
Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues.
Under Proposition 98 (as modified by Proposition 111 which was enacted on
June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a
"credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8,
2005.

   The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

State Indebtedness
------------------

   The State Treasurer is responsible for the sale of debt obligations of the
State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

   The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General
Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

   As of August 1, 2011, the State had outstanding $79,130,455,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $38,359,259,000 of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

   The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $4,501,310,000 of variable rate general obligation bonds, representing about 5.6% of the State's total outstanding general obligation bonds as of October 28, 2011.

   In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions.
These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the
State's lease obligation, which are marketed to investors. The State had
$9,426,325,000 General Fund-supported lease-purchase debt outstanding as of
October 1, 2011.

   As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 24 of the last 25fiscal years to partially fund timing differences between revenues and expenditures, as the majority of
General Fund revenues are received in the last part of the fiscal year. By law,
RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year.

                                    - 14 -

Cash Management in Fiscal Year 2011-12
--------------------------------------

   As a result of expenditure reductions enacted in March 2011 and improved revenue results (despite the expiration of temporary tax surcharges), the State entered the 2011-12 fiscal year in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allows the State to carry out its normal cash flow borrowing (2011 RANs) early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in Congress disrupted the market for the 2011 RANs. These interim
RANs were prepaid on September 22, 2011 from Unapplied Moneys in the General
Fund. The 2011 RANs in the amount of $5.4 billion were issued on September 22,
2011.

   In addition to the 2011 RANs, intra-year cash payment deferrals similar to those described above for the 2010-11 fiscal year will be used, providing up to
$5.7 billion of cash flow relief in certain months. The State will also benefit from $1.7 billion of additional internal borrowable resources from the SAIF program. On September 26, 2011, the State received $1.7 billion of deposits into the SAIF as anticipated. The State's fiscal officers will continue to monitor the daily receipts and disbursements in fiscal year 2011-12 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

   Under California's continued intra-year payment deferral program, in the event there are sufficient funds available to the General Fund during the
2011-12 fiscal year, upon agreement among the State Controller, the State
Treasurer, and the Director of the Department of Finance, the State Controller
may release deferred funds earlier than scheduled in the Department of
Finance's cash flow projections for the 2011-12 fiscal year. These potential early payments could reduce unused cash borrowable resources in earlier months than anticipated in those projections, but would not affect the June 30, 2012 unused borrowable resources.

The Budget Process
------------------

   The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

   The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year
2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

   Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the
Legislature.

State Financial Pressure
------------------------

   Since the beginning of 2010, the nation and California have been gradually recovering from the worst recession since the Great Depression. National economic output grew as did personal income in both the State and the nation, and job growth resumed. However, because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges.

   The State's revenue estimates utilized in connection with the 2011 Budget
Act assumed slow but positive economic growth, and the 2011 Budget Act projects that most of California's major revenue sources will grow in fiscal year
2011-12. The 2011 Budget Act also takes into account the end of federal stimulus funds (ARRA) which provided $4.2 billion to the State to offset
General Fund costs in fiscal year 2010-11, and the expiration on June 30, 2011 of temporary surcharges on personal income taxes, sales taxes and vehicle license fees which provided $7.1 billion in the last fiscal year. The 2011
Budget Act closed a projected $26.6 billion budget gap for the two fiscal years
2010-11 and 2011-12 and made substantial progress in addressing the State's long-term structural budget deficit described below.

   The economic downturn of the last few years adversely affected the State's budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize.

                                    - 15 -

   Despite eliminating a significant portion of the structural deficit in the
2011 Budget Act, the State continues to face major long-term challenges and must address the remaining structural budget deficit and the consequences of budget-balancing actions taken in the past.

Current Fiscal Year Budget
--------------------------

   The 2011-12 Governor's Budget projected that the 2010-11 fiscal year would end with an $8.2 billion deficit, compared to the assumption of a $1.5 billion budget reserve balance in the 2010 Budget Act that was adopted in October 2010.
Among the reasons for this change were failure to obtain as much federal assistance as had been anticipated, and other budget solutions which failed to materialize. Subsequently, with improved revenues, the ending budget deficit at
June 30, 2011 was revised to about $2 billion. Looking toward the combined
2-year period of fiscal years 2010-11 and 2011-12, the 2011-12 Governor's
Budget projected a budget gap of about $25.4 billion which had to be addressed, and which would leave a budget reserve at June 30, 2012 of about $950 million.

   The 2011 Budget Act was the first budget to be enacted under Proposition 25, approved by the voters in November 2010, which lowered the required vote for budget actions to a majority from two-thirds. However, Proposition 25 did not lower the vote required to raise taxes, which remains at two-thirds in each house of the Legislature.

   In the 2011-12 May Revision, the Governor again focused on the need to enact permanent solutions, and to start to take actions to address the budgetary borrowing accumulated over prior years. In January 2011, the Governor had projected that, absent such solutions, budget gaps averaging more than $20 billion would continue for the next four years. By the time of the 2011-12 May
Revision, these projected deficits had been reduced to around $10 billion per year through fiscal year 2014-15, as a result of permanent expenditure reductions enacted in March 2011.

   Following release of the 2011-12 May Revision, the Legislature and Governor
continued to be unable to reach agreements which required a two-thirds vote, particularly any actions leading to extension of the tax surcharges. On
June 15, 2011 (the Constitutional deadline), the Legislature by majority vote adopted a budget bill, SB 69. The Governor vetoed this bill the next day indicating that the budget in SB 69 was not a balanced solution, that it continued large deficits for years to come and added billions of dollars of new debt and that it contained legally questionable maneuvers and unrealistic savings. The Governor believed that the State could not carry out its normal cash flow borrowing based on this budget, and the State therefore would not be able to meet all of its obligations as they came due.

   By the end of June, preliminary cash results for the General Fund's main tax sources for May and part of June were ahead of the 2011-12 May Revision projections. The additional revenues for May and June were estimated at $1.2 billion. The Legislature and Department of Finance agreed that if the trend of better-than-projected revenues continued, about $4 billion of additional revenue could be received for the full year 2011-12. The combined $5.2 billion of additional revenues above the 2011-12 May Revision projection was enough to close the remaining budget gap. However, a "trigger mechanism" was included in the 2011 Budget Act to reduce spending automatically if an updated forecast of full-year revenues in mid-December 2011 showed that there would be at least a
$1 billion shortfall compared to the 2011 Budget Act estimate.

2011 Budget Act
---------------

   The 2011 Budget Act, enacted on June 30, 2011, projected that the State would end fiscal year 2011-12 with a $543 million General Fund reserve. General
Fund revenues and transfers for fiscal year 2011-12 were projected at $88.5 billion, a reduction of $6.3 billion compared with fiscal year 2010-11. General
Fund expenditures for fiscal year 2011-12 were projected at $85.9 billion - a reduction of $5.5 billion compared to the prior year. These amounts compare to the following figures proposed in the 2011-12 Governor's Budget: revenues and transfers of $89.7 billion, expenditures of $84.6 billion, and an ending reserve of $955 million. In approving the 2011 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about
$24 million, mostly in the Judicial Branch ($22.9 million related to parole revocation workload). The 2011 Budget Act also includes special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion.

   The estimated General Fund revenue reflects a combination of factors, including expiration of temporary taxes and surcharges (which totaled approximately $7.1 billion in fiscal year 2010-11) and transfer of about one percent of the State sales tax rate to local governments to fund the realignment described further below. Offsetting these reductions was improved revenue estimates for the remaining State tax sources. Expenditures reflected increases needed to offset the termination of federal stimulus funding (ARRA)
which supported about $4.2 billion of General Fund programs in fiscal year
2010-11.

2010 Budget Act
---------------

   The 2010 Budget Act enacted on October 8, 2010, projected to end fiscal year
2010-11 with a $1.3 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 are projected at $94.2 billion, an increase of $7.3 billion compared with fiscal

                                    - 16 -

year 2009-10. General Fund expenditures for fiscal year 2010-11 are projected at $86.6 billion--essentially flat compared to the prior year. These amounts compared to the following which were proposed in the 2010-11 Governor's Budget:
revenues and transfers of $89.3 billion, expenditures of $82.9 billion, and an ending reserve of $1.0 billion. In approving the 2010 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about
$960 million, mostly in the areas of health care and social services. The 2010
Budget Act also included Special Fund expenditures of $30.9 billion and Bond
Fund expenditures of $7.9 billion.

   Prior to enactment of the 2010 Budget Act, the Administration had reported a budget gap of $19.3 billion, including a $1.3 billion reserve based on projected General Fund revenues and transfers in fiscal year 2010-11 compared against projected expenditures (assuming the workload budget from fiscal year
2009-10, adjusted for increases in costs and certain other developments but no changes in law). The 2010 Budget Act planned to close the estimated budget gap by a combination of expenditure reductions, federal funds, and other solutions.
The majority of these solutions were one-time or temporary in nature, so that budget gaps would recur in fiscal year 2011-12 and beyond. Furthermore, many of the assumed solutions did not come to fruition, and the 2010 Budget Act soon out of balance.

Fiscal Year 2009-10
-------------------

   The State's budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted up to that time, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which arc heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

   Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the
February 2009 Budget Package was enacted which included modifications to the
2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act
-----------------------

   The Initial 2009 Budget Act was adopted by the Legislature on February 19,
2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009.
These measures were all rejected by the voters.

   On July 24, 2009, the Legislature approved amendments to the Initial 2009
Budget Act and the Governor signed the Amended 2009 Budget Act on July 28,
2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State's fiscal situation identified in the 2009-10 May Revision.

   Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenues enacted in February 2009. The
Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a
7.5% decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 General Fund balance of negative $4.5 billion.

   Events after adoption of the Amended 2009 Budget Act resulted in the State ending the 2009-10 fiscal year with $86.9 billion in General Fund revenues and transfers (compared to $89.5 billion projected in the Amended 2009 Budget Act)
and expenditures of $86.3 billion (compared to $84.6 ,billion projected). As a result, the State exhausted the projected General Fund reserve and ended the
2009-10 fiscal year with a negative General Fund balance of $6.3 billion.

Economic Overview
-----------------

   The State of California is by far the most populous state in the nation, 50%
larger than Texas, the second-ranked state, according to the 2010 U.S. Census.
The State's 2010 population of about 37.3 million represented over 12% of the total United States population.

                                    - 17 -

   California's economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

   In 2010, per capita personal income in California averaged $43,104, compared to $40,584 for the nation. The unemployment rate in 2010 was 12.4%, compared to
9.6% for the nation. The trade, transportation and utilities sector represented the largest component (18.8%) of California's non-farm workforce, followed by federal, state and local government (17.4%), professional and business services
(14.9%), educational and health services (12.9%) and leisure and hospitality
(10.7%).

Litigation
----------

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may have a potentially significant fiscal impact upon the
State's expenditures or its revenues.

                                      ***

INSURANCE FEATURE
-----------------

   The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, only Assured Guaranty Municipal Corp. ("AGM") is writing policies on newly issued municipal bonds. AGM (formerly, Financial Security
Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd.
("Assured"). Prior to the recent financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. These insurers include National Public Finance Guarantee
Corporation ("National"), a wholly-owned subsidiary of MBIA Inc. ("MBIA");
Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation
("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA
Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly,
Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of
Radian Group, Inc.; Syncora Guarantee Inc. ("Syncora") (formerly XL Capital
Assurance, Inc.), a wholly-owned subsidiary of Syncora Holdings Ltd. (formerly
Security Capital Assurance Ltd.); CIFG Assurance North America, Inc. (formerly,
CDC IXIS Financial Guaranty North America, Inc.) ("CIFG NA"); and Berkshire
Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire
Hathaway Inc. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

   It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

   The information relating to MBIA, FGIC, Ambac, AGM, ACA, Radian, Syncora,
CIFG NA and BHAC contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

   National. National is a wholly-owned subsidiary of MBIA. Neither MBIA nor its shareholders are obligated to pay the debts of or claims against National.
National was incorporated and is domiciled in the State of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the
Northern Mariana Islands, the U.S. Virgin Islands, Puerto Rico, the Kingdom of
Spain and the Republic of France. As of September 30, 2011, MBIA had total assets of $2.060 billion, and total liabilities of $5.738 billion. The address of National is 113 King Street, Armonk, New York 10504.

   FGIC. Until August of 2003, when it was purchased by an investor group, FGIC
   ----
was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of
September 30, 2011, FGIC had total assets of $2.060 billion and total liabilities of $5.738 billion. The address of FGIC is 125 Park Avenue, New
York, New York 10017.

                                    - 18 -

   Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by
   -----
the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S.
Virgin Islands. As of September 30, 2011, Ambac Financial Group, Inc. and all
of its subsidiaries had total assets of $27.627 billion and total liabilities of $5.738 billion. The address of Ambac's administrative offices is One State
Street Plaza, 17th Floor, New York, New York 10004.

   AGM. AGM is domiciled in the State of New York, is subject to regulation by
   ---
the State of New York Insurance Department and is licensed to do business in all 50 states, the District of Columba, Guam, Puerto Rico and the U.S. Virgin
Islands. As of September 30, 2011, Assured and its subsidiaries had, on a consolidated basis, total assets of $18.405 billion and total liabilities of
$13.638 billion. The registered office of AGM is located at 31 West 52/nd/
Street, New York, New York 10019.

   ACA. ACA is a Maryland-domiciled insurance company regulated by the Maryland
   ---
Insurance Administration ("MIA") and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. Since
August 2008, when ACA underwent a restructuring, ACA has been operating as a run-off financial guaranty insurance company, meaning that it no longer issues any new insurance policies without the consent of the MIA, but it continues to guarantee timely payment of principal and interest when due on its remaining portfolio of insured municipal obligations. As of September 30, 2011, ACA had total assets of $.490 billion and total liabilities of $.453 billion. ACA's principal business office is located at 600 Fifth Avenue, New York, New York
10020.

   Radian. Radian is domiciled in the State of New York and is subject to
   ------
regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2011,
Radian Group, Inc. had total assets of $7.246 billion and total liabilities of
$5.958 billion. Radian's principal business office is located at 1601 Market
Street, Philadelphia, Pennsylvania 19103.

   Syncora. Syncora is domiciled in the State of New York and is subject to
   -------
regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, Puerto Rico, the District of Columbia, the U.S.
Virgin Islands and Singapore. Syncora is a wholly-owned subsidiary of Syncora
Holdings Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30,
2011, Syncora had total assets of $.910 billion and total liabilities of $.832 billion. Syncora's principal business office is located at 825 Eighth Avenue,
New York, New York, 10019.

   CIFG NA. CIFG NA, a subsidiary of Groupe Caisse d'Epargne, a leading French
   -------
bank, is domiciled in the State of New York and is subject to regulation by the
State of New York Insurance Department. CIFG NA is licensed to transact financial guaranty insurance in 48 states, the District of Columbia and the
Commonwealth of Puerto Rico. As of September 30, 2011, CIFG NA had total assets of $.733 billion and total liabilities of $.733 billion. The address of CIFG NA is 850 Third Avenue, New York, New York 10022.

   BHAC. BHAC, established in December 2007 as an indirect subsidiary of
   ----
Berkshire Hathaway Inc., is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of
September 30, 2011, Berkshire Hathaway Inc. and its subsidiaries had total assets of $385.194 billion and total liabilities of $221.613 billion. BHAC is currently licensed to transact financial guaranty business in 49 states. BHAC's office is located at the Marine Air Terminal, LaGuardia Airport, New York, New
York 11371.

  General Investment Policies--Equity Investments
  -----------------------------------------------

   The Portfolios may invest in equity securities of established domestic and foreign companies, including securities of both large and small emerging market companies. All Portfolios may obtain equity exposure either by investing directly in equity securities or through derivatives.

   ADDITIONAL RISKS OF INVESTING IN EMERGING MARKETS. As used in this statement of additional information, emerging-market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World
Bank, to have an "emerging stock market."

   GENERAL INVESTMENT POLICIES
   ---------------------------

   The securities markets in many emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices. Some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolios do not calculate net asset value ("NAV"). As a result, the NAV of the Portfolios may be significantly affected by trading on days when shareholders cannot make transactions.

                                    - 19 -

   Investing in securities of companies in emerging-market countries entails greater risks than investing in securities in developed markets. The risks include but are not limited to the following:

   INVESTMENT RESTRICTIONS
   -----------------------

   Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolios. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolios.

   POSSIBILITY OF THEFT OR LOSS OF ASSETS
   --------------------------------------

   Security settlement and clearance procedures in some emerging-market countries may not fully protect the Portfolios against loss or theft of its assets. By way of example and without limitation, the Portfolios could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

   SETTLEMENT AND BROKERAGE PRACTICES
   ----------------------------------

   Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolios are uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the
Portfolios due to subsequent declines in value of the Portfolios security or, if the Portfolios has entered into a contract to sell the security, could result in possible liability to the purchaser.

   LESS SOPHISTICATED REGULATORY AND LEGAL FRAMEWORK
   -------------------------------------------------

   In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolios may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolios in particular securities.

   The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors'
rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts.
It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

   LESS ACCURATE INFORMATION ON COMPANIES AND MARKETS
   --------------------------------------------------

   Some of the foreign securities held by the Portfolios will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, may generally be less publicly available information concerning foreign issuers of securities held by the Portfolios than will be available concerning U.S.
companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

   BELOW INVESTMENT-GRADE BONDS
   ----------------------------

   Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody's. Securities that are rated BBB,
A-2 or SP-2 by S&P,

                                    - 20 -

BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

   While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. A Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

   The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the
Portfolios could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolios' shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

   SOCIAL, POLITICAL AND ECONOMIC INSTABILITY
   ------------------------------------------

   Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries;
(v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

   Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios'
assets.

   The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that a Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

   CURRENCY TRANSACTIONS
   ---------------------

   The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security.
The Portfolios may also conduct currency exchange contracts on a spot basis
(i.e., for cash at the spot rate then prevailing in the currency exchange market for buying and selling currencies). See below for a further discussion of the foreign currency transactions in which the Portfolios may engage.

                                    - 21 -

                            INVESTMENT RESTRICTIONS

   All of the Portfolios are subject to fundamental investment restrictions.
The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other
Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

   As a matter of fundamental policy, each Portfolio may not:

      (a) concentrate investments in an industry, as concentration may be defined under the Investment Company Act of 1940 (the "1940 Act") or the
   rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

      (b) issue any senior security (as that term is defined in the 1940 Act)
   or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

      (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

      (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

      (e) purchase or sell commodities regulated by the Commodity Futures
   Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

      (f) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

   As a fundamental policy, the Portfolios are diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolios'
assets consist of:

   .   Cash or cash items;

   .   Government securities;

   .   Securities of other investment companies; and

   .   Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

                                  INVESTMENTS

   Each Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments ("Derivatives"), that provide investment exposure to a variety of asset classes. These asset classes may include: fixed income instruments and equity securities of issuers located within and outside the United States, high yield securities, currencies and commodities. By dynamically allocating investment exposure among various asset classes in the Portfolios, AllianceBernstein L.P. ("Manager") will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to municipal securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through Derivatives.

   Each Portfolio may invest in debt securities, including, but not limited to:
(i) obligations issued or guaranteed as to principal and interest by the U.S.
Government or the agencies or instrumentalities thereof; (ii) obligations of
Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations
(including certificates of

                                    - 22 -

deposit, time deposits and bankers' acceptances) of thrifts and banks;
(vii) mortgage-related securities; (viii) asset-backed securities;
(ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt;
(x) guaranteed investment contracts and bank investment contracts;
(xi) variable and floating rate securities; (xii) private placements;
(xiii) preferred stock; and (xiv) foreign securities . From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The Portfolios may obtain equity exposure by investing in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored
American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and
Derivatives. The extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. The following information about the Portfolios'
investment policies and practices supplements the information set forth in the
Prospectus.

MORTGAGE-RELATED SECURITIES
---------------------------

   Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United
States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   One type of mortgage-related security is a Government National Mortgage
Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and
interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation
Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

   On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance
Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.

   The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

   The Portfolios may invest in Real Estate Mortgage Investment Conduits
("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

   Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

   Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and
CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.

   Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

   A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The
Portfolios

                                    - 23 -

normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

ASSET-BACKED SECURITIES
-----------------------

   The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS.
CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity.
Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

   In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest.
Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

MUNICIPAL SECURITIES
--------------------

   Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto
Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Portfolio may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Portfolios' assets that are invested in
Municipal Securities. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

   Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

   The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled.
Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

                                    - 24 -

   Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the
Tax-Aware Overlay B, C and N Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the
Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

   After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such
Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such
Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the
Portfolio would be affected. Additionally, the Portfolio's investment objectives and policies would be reevaluated.

PRIVATE PLACEMENTS
------------------

   The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the
Securities Act of 1933, as amended (the "Securities Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the
Securities Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolios.

   Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the
Portfolios may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolios might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

   The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios.
Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios'
limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the
Portfolios' securities could be adversely affected.

LOAN PARTICIPATIONS AND ASSIGNMENTS
-----------------------------------

   The Portfolios may invest in fixed and floating rate loans ("Loans")
arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. A Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The
Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not directly benefit from any collateral supporting the
Loan in which it has purchased the Participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the

                                    - 25 -

Participation. In the event of the insolvency of the Lender selling a
Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.
Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the
Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch) or higher.

   When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or
Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for
Assignments and Participations also may make it more difficult for the
Portfolio to assign a value to these securities for purposes of valuing the
Portfolio's portfolio and calculating its asset value.

FOREIGN (NON-U.S.) FIXED-INCOME SECURITIES
------------------------------------------

   Each of these Portfolios may invest in foreign fixed-income securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign debt securities is believed by the
Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. These Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities.

WARRANTS
--------

   The Portfolios may invest in warrants. Warrants are securities that give a
Portfolio the right to purchase securities from the issuer at a specific price
(the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANK OBLIGATIONS
----------------

   The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation
("FDIC") or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S.
thrift institutions which are rated B or higher by Standard & Poor's, Fitch or
Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the
Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

                                    - 26 -

CONVERTIBLE SECURITIES
----------------------

   The Portfolios may purchase convertible corporate bonds and preferred stock.
These securities may be converted at a stated price (the "conversion price")
into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock.
As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

EQUITY SECURITIES
-----------------

   The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities of U.S. and foreign issuers. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global
Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances -- e.g., when a direct investment in securities in a particular country cannot be made -- the
Portfolios, in compliance with provisions of the 1940 Act, may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of these Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

OTHER SECURITIES
----------------

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the
Portfolios, subject to Board guidelines.

DERIVATIVES
-----------

   Each Portfolio intends to use derivatives to achieve its investment objective. At times, a Portfolio's exposure to derivatives may be significant.
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

   The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by a
Portfolio are described below. From the four principal types of derivative instruments, virtually any type of derivative transaction may be created.

      Forward Contracts. A forward contract is a customized, privately
      -----------------
   negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract.
   Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

      Futures Contracts and Options on Futures Contracts. A futures contract is
      --------------------------------------------------
   an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or

                                    - 27 -

   cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

      When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market daily) assets determined to be liquid that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.
   Alternatively, a Portfolio may "cover" it position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

      When a Portfolio sells a futures contract, the Portfolio will maintain with its custodian (and mark-to-market daily) assets determined to be liquid that are equal to the market value of the futures contract. Alternatively, a
   Portfolio may "cover" its position by owning the instruments underlying the futures contract or, in the case of an index futures contract, a portfolio with estimated volatility substantially similar to that of the index on which the futures contract is based. In addition, a Portfolio may hold a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio or at a higher price if an amount equal to the difference is earmarked or segregated with the custodian.

      For cash-settled futures contracts, a Portfolio may cover the open position by segregating or "earmarking" liquid assets in an amount equal to the Portfolio's daily mark-to-market (net) obligation (or the Portfolio's net liability), if any, rather than the market value of the futures contract. By doing so, a Portfolio will be able to use these contracts to a greater extent than if the Portfolio were required to segregate or "earmark"
   asset equal to the full market value of the futures contract.

      Options. An option, which may be standardized and exchange-traded, or
      -------
   customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase
   (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same
   (in the case of a put option). If a put or call option purchased by a
   Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

      If a Portfolio writes a call option on a security or index, it may
   "cover" its obligation under the call option by owning the security underlying the call option, by having an absolute and immediate right to acquire that security upon conversion or exchange of other securities held by the Portfolio, or by segregating or "earmarking" liquid assets in an amount equal to the market value of the security or index underlying the option. A call option written by a Portfolio is also covered if the
   Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in liquid segregated or "earmarked" assets. A put option on a security or index written by a Portfolio is covered if the Portfolio segregates or "earmarks"
   liquid assets equal to the exercise price. A written put option is also covered of the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written, provided the difference is maintained by the Portfolio in liquid segregated or "earmarked" assets.

      Swaps. A swap is a customized, privately negotiated agreement that
      -----
   obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount).
   The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. A Portfolio's current obligations under a swap agreement will be accrued daily and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or "earmarking" liquid assets equal to the Portfolio's obligations under the swap agreement.

      Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount. A Portfolio's obligations under a credit default swap will be accrued daily, offset by any amounts owing to the Portfolio. When a
   Portfolio is a buyer, the Portfolio will segregate or "earmark" liquid assets, or enter into offsetting positions with a value at least equal to, any accrued but unpaid net amounts owed by the Portfolio to a counterparty, marked to market daily. When a Portfolio is a seller, the Portfolio will segregate or "earmark" liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio).

                                    - 28 -

      Risks of Derivatives. Investment techniques employing such derivatives
      --------------------
   involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of a
   Portfolio's investment policies.

      .   MARKET RISK. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

      .   MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

      .   CREDIT RISK. This is the risk that a loss may be sustained by a
          Portfolio as a result of the failure of another party to a derivative
          (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system
          (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

      .   LIQUIDITY RISK. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

      .   LEVERAGE RISK. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

      .   RISK OF POTENTIAL GOVERNMENTAL REGULATION OF DERIVATIVES. Recent
          legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Portfolio's ability to use such instruments as a part of its investment strategy.

      .   OTHER RISKS. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track.
          Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

      Use of Options, Futures, Forwards and Swaps by a Portfolio.
      ----------------------------------------------------------

      --FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date.
   Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.
   NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

      A Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A
   Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions."

                                    - 29 -

      If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

      A Portfolio may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

      The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. A Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any forward currency exchange contracts.

      --OPTIONS ON SECURITIES. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid;
   otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call)
   by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

      A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A
   Portfolio may write covered options or uncovered options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written.
   Uncovered options or "naked options" are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

      A Portfolio may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options.
   Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

      A Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the
   Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

                                    - 30 -

      A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Manager, and the Manager has adopted procedures for monitoring the creditworthiness of such entities.

      --OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

      A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

      The purchase of call options on securities indices may be used by a
   Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment.
   When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a
   Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

      --OPTIONS ON FOREIGN CURRENCIES. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon.
   The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a
   Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the
   Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

      In addition to using options for the hedging purposes described above, a
   Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A
   Portfolio may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, the Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value

                                    - 31 -

   of a currency that the Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see
   "Currency Transactions" below.

      Special Risks Associated with Options on Currency. An exchange-traded
      -------------------------------------------------
   options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

      --FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S.
   Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

      Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities.
   For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

      A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant.
   A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign currency-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

      Conversely, a Portfolio could protect against a rise in the dollar cost of foreign currency-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the
   U.S. Dollar or the currency in which the foreign security is denominated.
   Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

      A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment

                                    - 32 -

   opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency
   Transactions" below.

      Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a
   Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

      Each Portfolio has claimed an exclusion from the definition of the term
   "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.
   On February 11, 2011, the CFTC published a rule proposal that would limit a
   Portfolio's ability to use futures in reliance on certain CFTC exemptions.
   If the new rule is adopted as proposed, the amended CFTC exemption would limit a Portfolio's use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the
   Portfolio. If a Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the Portfolio would need to comply with all applicable regulations governing commodity pools.

      Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio.
   If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the
   Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives.
   Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts.
   For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

      --CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.
   If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted
   above, if the Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

                                    - 33 -

      The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

      --CURRENCY SWAPS. A Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the
   U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under
   "Currency Transactions." Currency swaps involve the exchange by the
   Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value ("NAV") at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

      --TOTAL RETURN SWAPS. A Portfolio may enter into total return swaps in order take a "long" or "short" position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount.
   To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

      --EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

      --CURRENCY TRANSACTIONS. A Portfolio may invest in
   non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Manager may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities.
   Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling securities).

      --INTEREST RATE TRANSACTIONS. A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio also may invest in interest rate transaction futures. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties deemed creditworthy by the
   Manager.

      Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

      The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent)
   from any one nationally recognized statistical rating organization ("NRSRO")
   or counterparties with guarantors with debt securities having such a rating.

                                    - 34 -

      --SYNTHETIC FOREIGN EQUITY SECURITIES. A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

      Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S.
   Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

      The Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

      International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants).
   Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

      A Portfolio may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants.
   Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

  FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of

                                    - 35 -

   rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

      At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a
   Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.
   When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

      If a Portfolio is fully or almost fully invested with "when-issued" or
   "forward commitment" transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio's NAV.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

   Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

   Reverse repurchase agreements are considered to be a loan to a Portfolio by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Portfolio. By entering into reverse repurchase agreements, a Portfolio obtains additional cash to invest on other securities. A Portfolio may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Portfolio to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Portfolio's shareholders when the Portfolio achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Portfolio on the reverse repurchase transactions. Borrowings through reverse repurchase agreements are not subject to the requirement applicable to bank borrowings under
Section 18(f)(1) of the 1940 Act to maintain an asset coverage of at least 300%
but are subject to an equivalent requirement to maintain asset coverage by segregating assets in a segregated account equal in value to proceeds received in the reverse repurchase agreement.

   Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a
Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

FORWARD CURRENCY EXCHANGE CONTRACTS
-----------------------------------

   A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

   The Portfolios may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The
Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign

                                    - 36 -

currency futures contracts. The Portfolios may also purchase or sell forward currency exchange contracts for non-hedging purposes as direct investments in foreign currencies, as described below and in the Prospectus under "Foreign
Currency Transactions."

   Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the
U.S. Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the
U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

   Under certain circumstances, each of the Portfolios may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the
Portfolio and the flexibility of the Portfolio to purchase additional securities.

   If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

   The Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. A Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. A Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

   The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.
The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio's obligations under any forward currency exchange contracts.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

   The Portfolios may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios' revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The U.S. Dollar equivalent of the Portfolios'
net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios' income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

   Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate.
Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S.
or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

   The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the
U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company

                                    - 37 -

for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S.
Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S.
Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the
Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

   At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a
Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the
Portfolio is obligated to deliver.

   If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the
Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date.
Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

   There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
----------------------------------------------

   Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a
Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the

                                    - 38 -

Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will earmark or segregate, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a
Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as, and if issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

SPECIAL RISK CONSIDERATIONS FOR LOWER-RATED SECURITIES
------------------------------------------------------

   Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or
BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

   The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

   The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond
Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of Moody's, S&P and Fitch ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

   The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

   Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

   In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher- rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

                                    - 39 -

INVESTMENTS IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
-------------------------------------------------------------------

Each Portfolio may invest in securities of other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted under the
1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
Consistent with these requirements, each Portfolio may, under certain circumstances, invest without limit in securities of affiliated investment companies.

   As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including management fees. These expenses would be in addition to the management fees and other expenses that the Portfolio bears directly in connection with its own operations.

   Each Portfolio may invest to a significant extent in shares of ETFs, subject to the restrictions and limitations of the 1940 Act. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the
ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

LENDING PORTFOLIO SECURITIES
----------------------------

   Each Portfolio may lend Portfolio securities. Each of the Portfolios may lend up to 30% of its total assets (including collateral for any security loaned). Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the
Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower,
AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A
Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the
Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

                                    - 40 -

          DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                      NUMBER OF
                                                                      PORTFOLIOS
                                                                     IN THE FUND      OTHER PUBLIC COMPANY
                                    PRINCIPAL OCCUPATION(S)            COMPLEX         DIRECTORSHIPS HELD
NAME, ADDRESS,* AGE, (YEAR             DURING THE PAST               OVERSEEN BY         BY THE DIRECTOR
ELECTED**)                           FIVE YEARS OR LONGER            THE DIRECTOR   DURING THE PAST FIVE YEARS
--------------------------  ---------------------------------------- ------------ -------------------------------
INTERESTED DIRECTOR***

Dianne F. Lob               Senior Vice President of the Manager          18      None
c/o AllianceBernstein L.P.  with which she has been associated
1345 Avenue of the          since prior to 2007; Chairman of
Americas                    Bernstein's Private Client Investment
New York, NY 10105          Policy Group since 2004; She joined
57                          the firm in 1999 as a senior portfolio
(2010)                      manager; Previously, a managing
                            director and an investment banker at
                            J.P. Morgan from 1977 to 1999.

INDEPENDENT DIRECTORS

Chairman of the Board       President of Cedar Lawn Corporation           18      Cedar Lawn Corporation
Thomas B. Stiles II #^+     (cemetery); Formerly, Managing
71                          Director, Senior Portfolio Manager
(2003)                      and Director of Investment Strategy of
                            Smith Barney Asset Management
                            from 1997 until his retirement in 1999;
                            Prior thereto, Chairman and Chief
                            Executive Officer of Greenwich Street
                            Advisors from 1988 to 1997;
                            Executive Vice President and Director
                            of E.F. Hutton Group from 1982 to
                            1987.

Bart Friedman #+            Senior Partner at Cahill Gordon &             18      The Brookings Institution;
67                          Reindel LLP (law firm) since prior to                 Lincoln Center for the
(2005)                      2007.                                                 Performing Arts; The
                                                                                  Mountain School of Milton
                                                                                  Academy; Allied World
                                                                                  Assurance Holdings

William Kristol #+          Editor, The Weekly Standard since             18      Manhattan Institute; John M.
59                          prior to 2007; He is also a Fox News                  Ashbrook Center for Public
(1994)                      Contributor.                                          Affairs at Ashland University;
                                                                                  The Salvatori Center at
                                                                                  Claremont McKenna College;
                                                                                  The Shalem Foundation; The
                                                                                  Institute for the Study of War

                                                                     NUMBER OF
                                                                     PORTFOLIOS
                                                                    IN THE FUND     OTHER PUBLIC COMPANY
                                   PRINCIPAL OCCUPATION(S)            COMPLEX        DIRECTORSHIPS HELD
NAME, ADDRESS,* AGE, (YEAR             DURING THE PAST              OVERSEEN BY        BY THE DIRECTOR
ELECTED**)                           FIVE YEARS OR LONGER           THE DIRECTOR  DURING THE PAST FIVE YEARS
--------------------------  --------------------------------------- ------------ -----------------------------
Debra Perry #+              Formerly, Senior Managing Director           18      Korn/Ferry International;
60                          of Global Ratings and Research,                      Bank of America Funds Series
(2011)                      Moody's Investors Service, Inc. from                 Trust; CNO Financial Group;
                            2001 to 2004; Chief Administrative                   MBIA Inc.
                            Officer and Chief Credit Officer,
                            Moody's, from 1999 to 2001; Group
                            Managing Director for the Finance,
                            Securities and Insurance Ratings
                            Groups, Moody's Corp., from 1996 to
                            1999; Earlier she held executive
                            positions with First Boston
                            Corporation and Chemical Bank.

Donald K. Peterson #+       Formerly, Chairman and Chief                 18      Worcester Polytechnic
62                          Executive Officer, Avaya Inc.                        Institute; Overseers of the
(2007)                      (communications) from 2002 to 2006;                  Amos Tuck School of
                            President and Chief Executive Officer,               Business Administration;
                            Avaya Inc. from 2000 to 2001;                        TIAA-CREF; Committee for
                            President, Enterprise Systems Group                  Economic Development
                            in 2000; Chief Financial Officer,
                            Lucent Technologies from 1996 to
                            2000; Chief Financial Officer, AT&T,
                            Communications Services Group from
                            1995 to 1996; President, Nortel
                            Communications Systems, Inc. from
                            1994 to 1995; Prior thereto he was at
                            Nortel from 1976 to 1995.

Rosalie J. Wolf #+          Managing Partner, Botanica Capital           18      TIAA-CREF; North European
70                          Partners LLC since prior to 2007;                    Oil Royalty Trust
(2000)                      Member of Brock Capital Group LLC
                            since prior to 2007; Member of the
                            Investment Committee of the Board at
                            the David and Lucile Packard
                            Foundation since prior to 2007;
                            Formerly, she was a Managing
                            Director at Offit Hall Capital
                            Management LLC from 2001 to 2003;
                            Treasurer and Chief Investment
                            Officer of The Rockefeller Foundation
                            from 1994 to 2000; Earlier she held
                            financial executive positions with
                            International Paper Company, Bankers
                            Trust, and Mobil Oil Corporation.
--------
*  The address for each of the Fund's Independent Directors is c/o
   AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the
   Americas, New York, NY 10105.
** There is no stated term of office for the Fund's Directors.
***Ms. Lob is an "interested person," as defined in the 1940 Act, because of her affiliation with the Manager.

                                    - 42 -

#  Member of the Fund's Audit Committee and Independent Directors Committee.
^  Member of the Fund's Fair Value Pricing Committee.
+  Member of the Fund's Nominating, Governance and Compensation Committee.

   The management of the business affairs of the Fund are managed under the direction of the Board. Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors," and
Directors who are "interested persons" of the Fund are referred to as
"Interested Directors." Certain information concerning the Fund's governance structure and each Director is set forth below.

   Experience, Skills, Attributes, and Qualifications of the Fund's Directors.
   --------------------------------------------------------------------------
The Nominating, Governance and Compensation Committee, which is composed of
Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current
Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a
Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the
Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating,
Governance and Compensation Committee's consideration of Directors appears in the description of the Committee below.

   The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the
Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

   In determining that a particular Director was qualified to serve as a
Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure
(including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that each Director should serve as a Director of the Fund, is provided in the table above and in the next paragraph.

   Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the
Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the
Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Ms. Lob has business, finance and investment management experience as chairman of the
Manager's Private Client Investment Policy Group and experience as a portfolio manager for the Manager. Further, in addition to his or her service as a
Director of the Fund: Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations;
Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations; Mr. Stiles has investment management experience as a portfolio manager and executive officer and experience as a board member; and Ms. Wolf has business, finance and investment management experience as a senior financial officer of public companies and as chief investment officer of a major foundation as well as experience as a board member of various organizations. The disclosure herein of a Director's experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the
Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

   Board Structure and Oversight Function. The Board is responsible for
   --------------------------------------
oversight of the Fund. The Fund has engaged the Manager to manage the
Portfolios on a day-to-day basis. The Board is responsible for overseeing the
Manager and the Fund's other service providers in the operations of the
Portfolios in accordance with the Portfolios' investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the
Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees--the Audit Committee, the
Nominating, Governance and Compensation Committee, the Fair Value Pricing
Committee and the Independent Directors Committee--and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The

                                    - 43 -

Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

   An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between
Board meetings, and facilitating communication and coordination between the
Independent Directors and management. The Directors have determined that the
Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent
Director as Chairman pursuant to certain 2003 regulatory settlements involving the Manager.

   Risk Oversight. The Portfolios are subject to a number of risks, including
   --------------
investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers
(depending on the nature of the risk), subject to supervision by the Manager.
The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and
(iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and
(ii) above.

   Risk oversight forms part of the Board's general oversight of each
Portfolio's investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio's investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund's Independent Compliance Officer, the
Fund's independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the
Portfolios and the Manager's risk management programs.

   Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the
Portfolios' ability to manage risk is subject to substantial limitations.

   The Board has four standing committees of the Board - an Audit Committee, a
Nominating, Governance and Compensation Committee, a Fair Value Pricing
Committee and an Independent Directors Committee. The members of the Audit
Committee, the Nominating, Governance and Compensation Committee, the Fair
Value Pricing Committee and the Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are
to nominate persons to fill any vacancies or newly created positions on the
Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The
Nominating, Governance and Compensation Committee met four times during the
Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee
will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the
submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be

                                    - 44 -

delivered or mailed and received within a reasonable amount of time before the
Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating,
Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating,
Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund
(as defined in the 1940 Act) and, if believed not to be an "interested person,"
information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;
(iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated
Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and
Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and
Compensation Committee will not consider self-nominated candidates. The
Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair
Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors
Committee met five times during the Fund's most recently completed fiscal year.

SHARE OWNERSHIP AND COMPENSATION

   The following tables set forth the dollar range of equity securities in each
Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 23, 2012.

                                    - 45 -

                                                                                           AGGREGATE DOLLAR
                                                                                            RANGE OF EQUITY
                                                                                           SECURITIES IN ALL
                                                                                              REGISTERED
                                                                                              INVESTMENT
                                                                                               COMPANIES
                                                                                              OVERSEEN BY
                                                                                              DIRECTOR IN
                                                                                           ALLIANCEBERNSTEIN
                                                                                                 FUND
                               DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS              COMPLEX
                        ------------------------------------------------------------------ -----------------
                                                                                                 TAX-
                                                                                                 AWARE
                                 OVERLAY A    TAX-AWARE  OVERLAY B  TAX-AWARE   TAX-AWARE          N
NAME                             PORTFOLIO   A PORTFOLIO PORTFOLIO B PORTFOLIO C PORTFOLIO     PORTFOLIO
----                           ------------- ----------- --------- ----------- ----------- -----------------
INTERESTED DIRECTOR:
Dianne F. Lob.......... $    0 Over $100,000   $    0     $    0     $    0      $    0       Over $100,000
INDEPENDENT DIRECTORS:
Bart Friedman.......... $    0      $      0   $    0     $    0     $    0      $    0       Over $100,000
William Kristol........ $    0      $      0   $    0     $    0     $    0      $    0       Over $100,000
Debra Perry............ $    0      $      0   $    0     $    0     $    0      $    0     $10,001-$50,000
Donald K. Peterson..... $    0      $      0   $    0     $    0     $    0      $    0       Over $100,000
Thomas B. Stiles II.... $    0      $      0   $    0     $    0     $    0      $    0       Over $100,000
Rosalie J. Wolf........ $    0      $      0   $    0     $    0     $    0      $    0       Over $100,000

   As of January 6, 2012, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the
Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or
"under common control with" (within the meaning of the 1940 Act) the Manager or the Fund's distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2011 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below.
Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund
Complex.

                                                                    TOTAL             TOTAL
                                                                  NUMBER OF         NUMBER OF
                                                                 INVESTMENT        INVESTMENT
                                                                  COMPANIES        PORTFOLIOS
                                                                   IN THE          WITHIN THE
                                                              ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                                                    FUND              FUND
                                                  TOTAL           COMPLEX,           COMPLEX
                                              COMPENSATION        INCLUDING         INCLUDING
                                                FROM THE          THE FUND,         THE FUND,
                                            ALLIANCEBERNSTEIN    AS TO WHICH          AS TO
                                AGGREGATE         FUND               THE            WHICH THE
                               COMPENSATION     COMPLEX,         DIRECTOR IS       DIRECTOR IS
                                 FROM THE     INCLUDING THE      A DIRECTOR        A DIRECTOR
NAME OF DIRECTOR                   FUND           FUND           OR TRUSTEE        OR TRUSTEE
----------------               ------------ ----------------- ----------------- -----------------
INTERESTED DIRECTOR:
Dianne F. Lob.................   $      0       $      0              1                18
INDEPENDENT DIRECTORS:
Bart Friedman.................   $185,000       $185,000              1                18
William Kristol...............   $160,000       $160,000              1                18
Debra Perry*..................   $ 90,000       $ 90,000              1                18
Donald K. Peterson............   $185,000       $185,000              1                18
Thomas B. Stiles II...........   $215,000       $215,000              1                18
Rosalie J. Wolf...............   $170,000       $170,000              1                18
--------
* Ms. Perry was appointed as a Director of the Fund as of July 27, 2011.

   As of January 6, 2012, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Portfolios.

                                    - 46 -

  OFFICER INFORMATION
  -------------------

   Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*       POSITION(S) HELD             PRINCIPAL OCCUPATION
AND AGE                  WITH FUND          DURING LAST FIVE YEARS OR LONGER
--------------      -------------------  --------------------------------------
Dianne F. Lob, 57   President            See biography above.

Philip L.           Senior Vice          Senior Vice President and Independent
  Kirstein, 66      President and        Compliance Officer of the
                    Independent          AllianceBernstein Funds, with which
                    Compliance Officer   he has been associated since October
                                         2004. Prior thereto, he was Of Counsel
                                         to Kirkpatrick & Lockhart, LLP (law
                                         firm) from October 2003 to October
                                         2004, and General Counsel of Merrill
                                         Lynch Investment Managers, L.P. since
                                         prior to March 2003.

Emilie D. Wrapp, 56 Secretary            Senior Vice President, Assistant
                                         General Counsel and Assistant
                                         Secretary of AllianceBernstein
                                         Investments, Inc. ("ABI"),** with
                                         which she has been associated since
                                         prior to 2007.

Joseph J.           Treasurer and Chief  Senior Vice President of
Mantineo, 52        Financial Officer    AllianceBernstein Investor Services,
                                         Inc. ("ABIS"),** with which he has
                                         been associated since prior to 2007.
--------
*  The address for each of the Fund's officers is c/o AllianceBernstein L.P.,
   1345 Avenue of the Americas, New York, NY 10105.
** ABIS and ABI are affiliates of the Fund.

                            MANAGEMENT OF THE FUND

   Manager. The Fund's investment manager is AllianceBernstein, a Delaware
   -------
limited partnership, with offices at 1345 Avenue of the Americas, New York, New
York 10105.

   The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2011, totaling approximately
$402 billion. The Manager provides management services for many of the largest
U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.
As one of the world's leading global investment management organizations, the
Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

   As of September 30, 2011, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

                     AXA and its subsidiaries.......  60.9%
                     AllianceBernstein Holding L.P..  37.5%
                     Unaffiliated holders...........   1.6%
                                                     -----
                                                     100.0%
                                                     =====

   AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries").
AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2011, AXA owned approximately 1.4%
of the issued and outstanding assignments of beneficial ownership of the
Holding Units.

                                    - 47 -

   AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA)
is the general partner of both Holding and the Manager. AllianceBernstein
Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 63.1% economic interest in the Manager as of
September 30, 2011.

   AXA is a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and
South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial,
Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life
Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of
AXA Financial.

   Subject to the general oversight of the Board, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio's assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund's investment management agreement, with respect to each Portfolio ("Management Agreement");
AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   Each Portfolio pays the Manager for the services performed on behalf of that
Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

                                          ANNUAL PERCENTAGE
                                           OF AVERAGE DAILY
                                          NET ASSETS OF EACH
                   PORTFOLIO                  PORTFOLIO
                   ---------              ------------------
                   Overlay A Portfolio...        0.90%
                   Tax-Aware A Portfolio.        0.90%
                   Overlay B Portfolio...        0.65%
                   Tax-Aware B Portfolio.        0.65%
                   Tax-Aware C Portfolio.        0.65%
                   Tax-Aware N Portfolio.        0.65%

   The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the period indicated:

                                        MANAGEMENT FEE FOR THE FISCAL
                                                YEARS
                                         ENDED SEPTEMBER 30,
                                        -----------------------------
                 PORTFOLIO                2010*           2011
                 ---------                ----------    -----------
                 Overlay A Portfolio... $2,513,520     $10,780,466
                 Tax-Aware A Portfolio. $4,798,681     $21,784,320
                 Overlay B Portfolio... $1,343,711     $ 5,456,369
                 Tax-Aware B Portfolio. $1,957,371     $ 8,588,173
                 Tax-Aware C Portfolio. $  513,585     $ 2,080,847
                 Tax-Aware N Portfolio. $  459,701     $ 1,899,249
--------
* For the period February 8, 2010 to September 30, 2010.

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   In addition to the Management Agreement, the Fund, on behalf of each of the
Portfolios, has entered into Shareholder Servicing Agreements with
AllianceBernstein. AllianceBernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of AllianceBernstein's duties in this regard may be delegated.

                                    - 48 -

AllianceBernstein has delegated some of such duties to AllianceBernstein
Investor Services, Inc. ("ABIS") and to Sanford C. Bernstein & Co., LLC
("Bernstein LLC"), each a wholly-owned subsidiary of AllianceBernstein.
Pursuant to the Shareholder Servicing Agreements, the shareholder servicing that will be provided by AllianceBernstein and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. For these services, AllianceBernstein charges Class 1 shares of each
Portfolio an annual fee of 0.20% of each such Portfolio's average daily assets in Class 1 shares. The table below indicates the shareholder servicing fees accrued or paid by the Portfolios to AllianceBernstein for the period indicated:

                                       SHAREHOLDER SERVICING FEE FOR THE FISCAL
                                               YEARS ENDED SEPTEMBER 30,
                                       ----------------------------------------
PORTFOLIO                                2010*                 2011
---------                               --------             --------
Overlay A Portfolio................... $ 492,972            $2,058,920
Tax-Aware A Portfolio................. $ 860,935            $3,777,784
Overlay B Portfolio................... $ 268,056            $1,067,785
Tax-Aware B Portfolio................. $ 320,657            $1,317,311
Tax-Aware C Portfolio................. $  84,476            $  329,469
Tax-Aware N Portfolio................. $  89,804            $  376,132
--------
* For the period February 8, 2010 to September 30, 2010.

   Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management
Agreement and the Shareholder Servicing Agreements; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Fund's custodian (the "Custodian"); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies;
(vii) the fees of any trade association of which the Fund is a member;
(viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers'
markups, and any issue or transfer taxes chargeable in connection with the
Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the
Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board, including a majority of the Directors who are not parties to the Management
Agreement or interested persons of any such party, at a meeting held on
October 20, 2011.

   Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager's clients
(including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to
AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style
Series, Inc., AllianceBernstein

                                    - 49 -

Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core
Opportunities Fund, AllianceBernstein Corporate Shares, Inc., AllianceBernstein
Equity Income Fund, Inc., AllianceBernstein Exchange Reserves,
AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond
Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc.,
AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater
China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc.,
AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional
Funds, Inc., AllianceBernstein International Growth Fund, Inc.,
AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal
Income Fund, Inc., AllianceBernstein Municipal Income Fund II,
AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust,
AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable
Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C.
Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The
AllianceBernstein Portfolios, all registered open-end investment companies; and
to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income
Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance
California Municipal Income Fund, Inc., and Alliance New York Municipal Income
Fund, Inc., all registered closed-end investment companies.

   Distributor. Sanford C. Bernstein LLC, located at 1345 Avenue of the
   -----------
Americas, New York, New York 10105, acts as distributor (the "Distributor") of each Portfolio's shares.

ADDITIONAL INFORMATION REGARDING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
-----------------------------------------------------------------------

   As of September 30, 2011, AllianceBernstein employees had approximately
$184,499,991.77 invested in shares of all AllianceBernstein Mutual Funds
(excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

   The management of and investment decisions for the Portfolios are made by the Asset Allocation Team. The four investment professionals/1/ on the Asset
Allocation Team with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Andrew Y. Chin, Dianne F. Lob,
Daniel J. Loewy and Seth J. Masters. For additional information about the portfolio management of the Portfolios, see "Fund Management" in the
Portfolios' Prospectus.

   EXCEPT AS SET FORTH BELOW, THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES
IN THE PORTFOLIOS' SECURITIES BECAUSE THE PORTFOLIOS WERE NOT YET IN OPERATION
AS OF SEPTEMBER 30, 2011.

TAX-AWARE
OVERLAY A PORTFOLIO          DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
-------------------          --------------------------------------------------
Dianne F. Lob...............               $500,001 - $1,000,000
Daniel J. Loewy.............               $   50,001 - $100,000
Seth J. Masters.............               $  100,001 - $500,000

TAX-AWARE
OVERLAY N PORTFOLIO          DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
-------------------          --------------------------------------------------
Daniel J. Loewy.............                 $10,001 - $50,000

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.
--------
/1/  Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

                                    - 50 -

OVERLAY A PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (EXCLUDING THE PORTFOLIO)

                                                                TOTAL ASSETS OF
                                                    NUMBER OF     REGISTERED
                                   TOTAL ASSETS OF  REGISTERED    INVESTMENT
                     TOTAL NUMBER    REGISTERED     INVESTMENT     COMPANIES
                     OF REGISTERED   INVESTMENT     COMPANIES    MANAGED WITH
                      INVESTMENT      COMPANIES    MANAGED WITH  PERFORMANCE-
                       COMPANIES     MANAGED (IN   PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER       MANAGED       MILLIONS)     BASED FEES     MILLIONS)
-----------------    ------------- --------------- ------------ ---------------
Andrew Y. Chin......      84           $16,519            2         $2,082
Dianne F. Lob.......       5           $ 5,866         None           None
Daniel J. Loewy.....      30           $13,071         None           None
Seth J. Masters.....      46           $21,107         None           None
--------
/1/  Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

TAX-AWARE OVERLAY A PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (EXCLUDING THE PORTFOLIO)

                                                                TOTAL ASSETS OF
                                                    NUMBER OF     REGISTERED
                                   TOTAL ASSETS OF  REGISTERED    INVESTMENT
                     TOTAL NUMBER    REGISTERED     INVESTMENT     COMPANIES
                     OF REGISTERED   INVESTMENT     COMPANIES    MANAGED WITH
                      INVESTMENT      COMPANIES    MANAGED WITH  PERFORMANCE-
                       COMPANIES     MANAGED (IN   PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER       MANAGED       MILLIONS)     BASED FEES     MILLIONS)
-----------------    ------------- --------------- ------------ ---------------
Andrew Y. Chin......      84           $15,264            2         $2,082
Dianne F. Lob.......       5           $ 4,612         None           None
Daniel J. Loewy.....      30           $11,817         None           None
Seth J. Masters.....      46           $19,853         None           None

OVERLAY B PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (EXCLUDING THE PORTFOLIO)

                                                                TOTAL ASSETS OF
                                                    NUMBER OF     REGISTERED
                                   TOTAL ASSETS OF  REGISTERED    INVESTMENT
                     TOTAL NUMBER    REGISTERED     INVESTMENT     COMPANIES
                     OF REGISTERED   INVESTMENT     COMPANIES    MANAGED WITH
                      INVESTMENT      COMPANIES    MANAGED WITH  PERFORMANCE-
                       COMPANIES     MANAGED (IN   PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER       MANAGED       MILLIONS)     BASED FEES     MILLIONS)
-----------------    ------------- --------------- ------------ ---------------
Andrew Y. Chin......      84           $16,986            2         $2,082
Dianne F. Lob.......       5           $ 6,334         None           None
Daniel J. Loewy.....      30           $13,538         None           None
Seth J. Masters.....      46           $21,574         None           None

                                    - 51 -

TAX-AWARE OVERLAY B PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (EXCLUDING THE PORTFOLIO)

                                                               TOTAL ASSETS OF
                                                   NUMBER OF     REGISTERED
                                  TOTAL ASSETS OF  REGISTERED    INVESTMENT
                    TOTAL NUMBER    REGISTERED     INVESTMENT     COMPANIES
                    OF REGISTERED   INVESTMENT     COMPANIES    MANAGED WITH
                     INVESTMENT      COMPANIES    MANAGED WITH  PERFORMANCE-
                      COMPANIES     MANAGED (IN   PERFORMANCE- BASED FEES (IN
 PORTFOLIO MANAGER     MANAGED       MILLIONS)     BASED FEES     MILLIONS)
 -----------------  ------------- --------------- ------------ ---------------
 Andrew Y. Chin....      84           $16,350            2         $2,082
 Dianne F. Lob.....       5           $ 5,698         None           None
 Daniel J. Loewy...      30           $12,902         None           None
 Seth J. Masters...      46           $20,938         None           None

TAX-AWARE OVERLAY C PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (EXCLUDING THE PORTFOLIO)

                                                               TOTAL ASSETS OF
                                                   NUMBER OF     REGISTERED
                                  TOTAL ASSETS OF  REGISTERED    INVESTMENT
                    TOTAL NUMBER    REGISTERED     INVESTMENT     COMPANIES
                    OF REGISTERED   INVESTMENT     COMPANIES    MANAGED WITH
                     INVESTMENT      COMPANIES    MANAGED WITH  PERFORMANCE-
                      COMPANIES     MANAGED (IN   PERFORMANCE- BASED FEES (IN
 PORTFOLIO MANAGER     MANAGED       MILLIONS)     BASED FEES     MILLIONS)
 -----------------  ------------- --------------- ------------ ---------------
 Andrew Y. Chin....      84           $17,516            2         $2,082
 Dianne F. Lob.....       5           $ 6,864         None           None
 Daniel J. Loewy...      30           $14,068         None           None
 Seth J. Masters...      46           $22,104         None           None

TAX-AWARE OVERLAY N PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (EXCLUDING THE PORTFOLIO)

                                                               TOTAL ASSETS OF
                                                   NUMBER OF     REGISTERED
                                  TOTAL ASSETS OF  REGISTERED    INVESTMENT
                    TOTAL NUMBER    REGISTERED     INVESTMENT     COMPANIES
                    OF REGISTERED   INVESTMENT     COMPANIES    MANAGED WITH
                     INVESTMENT      COMPANIES    MANAGED WITH  PERFORMANCE-
                      COMPANIES     MANAGED (IN   PERFORMANCE- BASED FEES (IN
 PORTFOLIO MANAGER     MANAGED       MILLIONS)     BASED FEES     MILLIONS)
 -----------------  ------------- --------------- ------------ ---------------
 Andrew Y. Chin....      84           $17,573            2         $2,082
 Dianne F. Lob.....       5           $ 6,921         None           None
 Daniel J. Loewy...      30           $14,125         None           None
 Seth J. Masters...      46           $22,161         None           None

                                    - 52 -

OVERLAY A PORTFOLIO
TAX-AWARE OVERLAY A PORTFOLIO
OVERLAY B PORTFOLIO
TAX-AWARE OVERLAY B PORTFOLIO
TAX-AWARE OVERLAY C PORTFOLIO
TAX-AWARE OVERLAY N PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                                         TOTAL ASSETS OF
                                                                             POOLED
                                       TOTAL ASSETS OF                     INVESTMENT
                          TOTAL NUMBER     POOLED      NUMBER OF POOLED     VEHICLES
                           OF POOLED     INVESTMENT       INVESTMENT      MANAGED WITH
                           INVESTMENT     VEHICLES     VEHICLES MANAGED   PERFORMANCE-
                            VEHICLES     MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)       BASED FEES        MILLIONS)
-----------------         ------------ --------------- ----------------- ---------------
Andrew Y. Chin...........      165         $ 5,311              4             $ 295
Dianne F. Lob............     None            None           None              None
Daniel J. Loewy..........       13         $ 4,444           None              None
Seth J. Masters..........      200         $16,708             10             $ 462

OVERLAY A PORTFOLIO
TAX-AWARE OVERLAY A PORTFOLIO
OVERLAY B PORTFOLIO
TAX-AWARE OVERLAY B PORTFOLIO
TAX-AWARE OVERLAY C PORTFOLIO
TAX-AWARE OVERLAY N PORTFOLIO

                                OTHER ACCOUNTS

                                                                TOTAL ASSETS OF
                                                NUMBER OF OTHER OTHER ACCOUNTS
                   TOTAL NUMBER TOTAL ASSETS OF    ACCOUNTS          WITH
                     OF OTHER   OTHER ACCOUNTS   MANAGED WITH    PERFORMANCE-
                     ACCOUNTS     MANAGED (IN    PERFORMANCE-   BASED FEES (IN
PORTFOLIO MANAGER    MANAGED       MILLIONS)      BASED FEES       MILLIONS)
-----------------  ------------ --------------- --------------- ---------------
Andrew Y. Chin....      209         $22,665            18           $2,172
Dianne F. Lob.....     None            None          None             None
Daniel J. Loewy...       15         $ 8,583          None             None
Seth J. Masters...       79         $18,389             6           $2,233

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE
-------------------------------------------------------

   As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. The Manager has adopted a Code of Business
   -------------------------
Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Manager own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Manager
permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Manager's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Manager. The Code also requires preclearance of

                                    - 53 -

all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

   Managing Multiple Accounts for Multiple Clients. The Manager has compliance
   -----------------------------------------------
policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations.
Among other things, the Manager's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

       Allocating Investment Opportunities. The Manager has policies and
          -----------------------------------
procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Manager routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

       The Manager's procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Manager could share in investment gains.

       To address these conflicts of interest, the Manager's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts;
the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

   PORTFOLIO MANAGER COMPENSATION
   ------------------------------

   The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.
Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals annual compensation is comprised of the following:

   (i) Fixed base salary: The base salary is fixed cash amount within a similar
       -----------------
range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

   (ii) Discretionary incentive compensation in the form of an annual cash
        ------------------------------------------------------------------
bonus: The Manager's overall profitability determines the total amount of
-----
incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance
(e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified

                                    - 54 -

level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the
Manager's leadership criteria.

   (iii) Discretionary incentive compensation in the form of awards under the
         --------------------------------------------------------------------
Manager's Partners Compensation Plan ("deferred awards"): The Manager's
-------------------------------------------------------
overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Since 2009, deferred awards have been in the form of restricted grants of the Manager's Master Limited Partnership Units. In
2011, award recipients will have the ability to invest a portion of their awards (no more than half up to a certain cap) in deferred cash.

   (iv) Contributions under the Manager's Profit Sharing/401(k) Plan: The
        ------------------------------------------------------------
   contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

   (v) Compensation under the Manager's Special Option Program: Under this
       -------------------------------------------------------
   Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special
Option Program is made at the sole discretion of the Manager.

                                NET ASSET VALUE

   The per share NAV of each Portfolio is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act.
A Portfolio's per share NAV is calculated by dividing the value of the
Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

   Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the
Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the
Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

   Whenever possible, securities are valued based on market information on the business day as of which the value being determined, as follows:

   (a) a security listed on the Exchange, or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ"))
is valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

   (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing
Price;

   (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Manager) on which the security is traded;

   (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item
(e)). If neither a current bid nor a current ask price is available, the
Manager will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Boards' Valuation Committee the next day;

   (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

   (f) a right is valued at the last traded price provided by approved pricing services;

                                    - 55 -

   (g) a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it will no longer be valued;

   (h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Manager determines that this method does not represent fair value);

   (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Manager believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of particular markets.
The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Manager determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

   (j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Manager believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Manager has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

   (k) bank loans are valued on the basis of bid prices provided by a pricing service;

   (l) bridge loans are valued at par, unless it is determined by the Valuation
Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

   (m) residential and commercial mortgage whose loans and whose loan pools are fair market priced by a pricing service;

   (n) forward and spot currency pricing is provided by pricing services

   (o) a swap is valued by the Manager utilizing various external sources to obtain inputs for variables in pricing models;

   (p) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service; and

   (q) open end mutual funds are valued at the closing NAV per share and closed end funds are valued at the closing market price per share.

   Each Portfolio values its securities at their current market value determined on the basis of market quotations set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets)
and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, a Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

                                    - 56 -

   Subject to its oversight, the Board has delegated responsibility for valuing the Portfolios' assets to the Manager. The Manager has established a Valuation
Committee, which operates under the policies and procedures approved by the
Board, to value the Portfolios' assets on behalf of the Portfolios. The
Valuation Committee values Portfolio assets as described above.

   Each Portfolio's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

   The net asset value of each Portfolio is calculated by subtracting the liabilities allocated to the Portfolio from the value of the assets belonging to that Portfolio. The NAV of each class of shares of the Portfolio is determined separately by subtracting the liabilities attributable to that class from the assets attributable to that class, and then dividing the result by the number of outstanding shares of that class, all in accordance with a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general oversight of the Board, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for each of the Portfolios. In general, securities in which the
Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated
transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The Portfolios generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and executions, the
Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the
Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

   Neither the Portfolios nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the
Manager to any material extent.

   The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the
Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

   The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolios;
but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolios.

   Each Portfolio may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. A
Portfolio may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market,

                                    - 57 -

the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolios will attempt to negotiate best execution.

   Investment decisions for the Fund are made independently from those of other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in the portfolio of the
Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same
Manager, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

   Allocations are made by the officers of the Fund or of the Manager.
Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department of the Manager.

   Each Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the
Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and
Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   Information about the brokerage commissions paid by the Portfolios, including to Bernstein LLC, which is an affiliated broker of the Fund and
Bernstein Limited, which is also an affiliated broker of the Fund is set forth in the following table:

                                      AGGREGATE BROKERAGE BROKERAGE COMMISSIONS
                                          COMMISSIONS      PAID TO AFFILIATED
 PORTFOLIO                                   PAID                BROKERS
 ---------                            ------------------- ---------------------
 Overlay A Portfolio.................
    Fiscal Year Ended September 30,
      2011...........................     $1,401,652              $  0
    Fiscal Period Ended
      September 30, 2010*............     $  360,916              $138
 Tax-Aware Overlay A Portfolio
    Fiscal Year Ended September 30,
      2011...........................     $2,837,524              $  0
    Fiscal Period Ended
      September 30, 2010*............     $  775,580              $171
 Overlay B Portfolio
    Fiscal Year Ended September 30,
      2011...........................     $  156,419              $  0
    Fiscal Period Ended
      September 30, 2010*............     $  112,825              $  0
 Tax-Aware Overlay B Portfolio
    Fiscal Year Ended September 30,
      2011...........................     $  150,121              $  0
    Fiscal Period Ended
      September 30, 2010*............     $        0              $  0
 Tax-Aware Overlay C Portfolio
    Fiscal Year Ended September 30,
      2011...........................     $   37,980              $  0
    Fiscal Period Ended
      September 30, 2010*............     $        0              $  0
 Tax-Aware Overlay N Portfolio
    Fiscal Year Ended September 30,
      2011...........................     $   34,004              $  0
    Fiscal Period Ended
      September 30, 2010*............     $        0              $  0
--------
* For the period February 8, 2010 to September 30, 2010.

                                    - 58 -

   The following table relates to brokerage commissions paid by the Portfolios to Bernstein LLC is set forth in the following table:

                                                                      % OF
                                                                    AGGREGATE
                                                                     DOLLAR
                                                                    AMOUNT OF
                                                                  TRANSACTIONS
                                                                  INVOLVING THE
                                                                   PAYMENT OF
                                                                   COMMISSIONS
                                            % OF PORTFOLIO'S        EFFECTED
                                                AGGREGATE            THROUGH
                                          BROKERAGE COMMISSIONS    AFFILIATED
 PORTFOLIO                              PAID TO AFFILIATED BROKER    BROKER
 ---------                              ------------------------- -------------
 Overlay A Portfolio
    Fiscal Year Ended September 30,
      2011.............................              0%                  0%
    Fiscal Period Ended September 30,
      2010*............................           0.04%               0.06%
 Overlay B Portfolio
    Fiscal Year Ended September 30,
      2011.............................              0%                  0%
    Fiscal Period Ended September 30,
      2010*............................           0.02%               0.58%
 Tax-Aware Overlay B Portfolio
    Fiscal Year Ended September 30,
      2011.............................              0%                  0%
    Fiscal Period Ended September 30,
      2010*............................              0%                  0%
 Tax-Aware Overlay C Portfolio
    Fiscal Year Ended September 30,
      2011.............................              0%                  0%
    Fiscal Period Ended September 30,
      2010*............................              0%                  0%
 Tax-Aware Overlay N Portfolio
    Fiscal Year Ended September 30,
      2011.............................              0%                  0%
    Fiscal Period Ended September 30,
      2010*............................              0%                  0%
--------
    *  For the period February 8, 2010 to September 30, 2010.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

   The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   The Manager has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of a Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios'
shareholders without compromising the integrity or performance of the
Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

   Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager generally posts on the website a complete schedule of the Portfolios' portfolio securities, generally as of the last day of each calendar month, approximately
30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the
Portfolios, the market value of a Portfolio's holdings, and the percentage of the Portfolio's assets represented by the Portfolio's holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Portfolios hold, a summary of the Portfolios' top ten holdings (including name and the percentage of each Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   The Manager may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the
Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose

                                    - 59 -

information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Manager's Chief Compliance
Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

   The Manager has established procedures to ensure that each Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Manager's Chief Compliance
Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's Chief
Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Portfolio's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique
International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek.
Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a
Portfolio's portfolio holdings information unless specifically authorized.

                       PURCHASE AND REDEMPTION OF SHARES

   Shares of each Portfolio are sold at the NAV next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The
Fund may enter into arrangements with financial intermediaries permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders.

   The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under
"Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

   In order to open your account, the Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

   RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Board
   ----------------------------------------------------------------
has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder's financial intermediary.

                                    - 60 -

   RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the
   ---------------------------------------------------------------
Fund and Bernstein LLC will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances.
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading.
For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a
Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity.
All of these factors may adversely affect a Portfolio's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a
Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the
Portfolio calculates it own share price (referred to as "time zone arbitrage").
The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV.
While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

   POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of
   -----------------------------------
the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund, AllianceBernstein and
Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

    .  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agent,
       Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund and Bernstein LLC may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

    .  ACCOUNT BLOCKING PROCEDURES. If the Fund or Bernstein LLC determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current
       Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the Fund or Bernstein LLC that the account holder did not or will not in the future engage in excessive or short duration trading.

                                    - 61 -

    .  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
       ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the
       Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the
       U.S. Postal Service (i.e., regular mail).

    .  RISKS TO SHAREHOLDER RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN
       RESPONSE TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a
       Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile.
       To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

   LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES.
   ------------------------------------------------------------------------
Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and Bernstein LLC to detect excessive or short duration trading in fund shares, there is no guarantee that the Fund or Bernstein LLC will be able to identify these shareholders or curtail their trading practices. In particular, the Fund and Bernstein LLC may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in
Portfolio shares.

                  CODE OF ETHICS AND PROXY VOTING PROCEDURES

   The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The
Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                                     TAXES

   The Fund intends each Portfolio to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended
(the "Code"). Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in
"qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the
Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the
Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in (i) securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies,
(ii) securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or (iii) in the securities of one or more qualified publicly traded partnerships (the "diversification

                                    - 62 -

requirements"). As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares. It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the
Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

   The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31.
For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the
4% excise tax. The current policy of each Portfolio is to declare and pay investment income dividends and capital gains distributions at least annually.
In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a
Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash.
Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits
("regular dividends") are generally subject to tax

                                    - 63 -

as ordinary income. However, any dividends paid by the Portfolios (as defined below) and properly reported as exempt-interest dividends will not be subject to regular federal income tax.

   Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2013 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets)
provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. Such rate would not apply to dividends received from Portfolios (which generally will be exempt from federal income tax to the extent discussed below). For taxable years beginning on or after January 1, 2013, the long-term capital gain rate is scheduled to return to 20%.

   To a limited extent, the Tax-Aware Overlay N Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from
New York Municipal Securities or securities issued by possessions of the United
States. To a limited extent, the Tax-Aware Overlay C Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and
California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the
United States. Tax-Aware Overlay B Portfolio provides income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts and options on futures contracts as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the
Portfolios expect to comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of
Municipal Securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these
Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the
Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock.
Accordingly, in order to satisfy its income distribution requirements, the
Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments.

                                    - 64 -

Furthermore, a portion of any exempt-interest dividend paid by a Portfolio that represents income derived from certain revenue or private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a Portfolio may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users"
with respect to a facility or "related" to such users within the meaning of the
Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

   A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon.
Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the
Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the
Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

   A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

   Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a
Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the
Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60%
thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31)
generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the
Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle.
Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

   The Portfolios may make one or more of the elections available under the
Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

                                    - 65 -

   The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that otherwise constitute ordinary deductions and that are allocable under the Code to exempt-interest dividends would not be allowed as a deduction but will reduce net tax exempt income.

   Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the
Portfolio's hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a
Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio for more than one year. In general, a
Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

   Provided the Portfolios each qualifies as a regulated investment company and more than 50% of the value of each such Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The
Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U.S. federal income tax deduction or as foreign tax credit against their U.S. federal income taxes.
Generally, a foreign tax credit is more advantageous than a deduction. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.
Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

   Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities generally will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is the "passive income" category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

                                    - 66 -

   The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund's taxable year or at the close of a period ending on
October 31 for purposes of the excise tax minimum distribution requirements.
For this purpose all stock in a PFIC that is owned directly or indirectly by a
Portfolio is treated as marketable stock. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

   Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

   Certain types of income received by a Portfolio from Real Estate Investment
Trusts ("REITs"), REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may
(1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes;
(3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.
This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the
Internal Revenue Service (the "IRS"). Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S.
individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

   If a shareholder recognizes a loss with respect to a Portfolio's shares of
$2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct

                                    - 67 -

shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from a
Portfolio. In order to obtain a reduced rate of withholding, a non-U.S.
shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S.
shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional
"branch profits tax" imposed at a rate of 30% (or lower treaty rate). A
non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   A 30% withholding tax will be imposed on dividends paid after December 31,
2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect
U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and TIN of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

   In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio.

   Distributions that a Portfolio reports as "short-term capital gain dividends" or "long-term capital gain dividends" will not be treated as such to a recipient foreign shareholder if the distribution is attributable to a REIT's distribution to a Portfolio of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the
Portfolio's direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30%
withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Portfolio's direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio could be subject to the 35% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Portfolio's outstanding shares throughout either such person's holding period for the redeemed shares or, if shorter, the previous five years.

   The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a foreign shareholder's participation or a
Portfolio's participation in a wash sale transaction or the payment of a substitute dividend.

   Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

   Cost Basis Reporting. As part of the Energy Improvement and Extension Act of
   --------------------
2008, mutual funds are required to report to the Internal Revenue Service the
"cost basis" of shares acquired by a shareholder on or after January 1, 2012
("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares

                                    - 68 -

and their sale price. If you redeem covered shares during any year, then the
Portfolios will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

   Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO)
and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares.

   If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

   You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

       CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC
                   ACCOUNTING FIRM AND FINANCIAL STATEMENTS

   State Street Bank and Trust Company ("State Street"), One Lincoln Street,
Boston, Massachusetts 02111, is the Custodian and Accounting Agent for the
Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street retained for such purpose in accordance with the
1940 Act. State Street also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York,
New York 10019, acts as counsel to the Fund.

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017,
has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Fund's September 30, 2011 audited financial statements included in its 2011 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 1345 Avenue of the Americas,
New York, New York 10105, (212) 756-4097.

                             DESCRIPTION OF SHARES

   The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the NAV of a shareholder's account is less than $1,000.

   Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors.
Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the
Fund does not intend to hold annual meetings of shareholders.

                                    - 69 -

   To the knowledge of the Fund, the following persons or entities owned of record or beneficially 5% or more of the shares of any Portfolio or Class as of
January 6, 2012.

                                                                          NO. OF SHARES   % OF
PORTFOLIO                                    NAME AND ADDRESS               OF CLASS       CLASS
---------                           ----------------------------------- ---------------  -------
Overlay A Portfolio - Class 2

                                    S.G. & U.G. TIC                     1,426,381.637     5.62%
                                    c/o Sanford C. Bernstein & Co., LLC
                                    1345 Avenue of the Americas
                                    New York, NY 10105

Overlay B Portfolio - Class 2

                                    CH Foundation                       1,015,200.398     7.16%
                                    c/o Sanford C. Bernstein & Co., LLC
                                    1345 Avenue of the Americas
                                    New York, NY 10105

                                    Lakeside Foundation                 1,033,324.952     7.29%
                                    c/o Sanford C. Bernstein & Co., LLC
                                    1345 Avenue of the Americas
                                    New York, NY 10105

Tax-Aware Overlay C Portfolio -
Class 2
                                    J.B.D. Revocable Trust
                                    c/o Sanford C. Bernstein & Co., LLC
                                    1345 Avenue of the Americas
                                    New York, NY 10105                  2,699,166.137    17.93%

                                    The Hellman Family Trust            1,094,460.557     7.27%
                                    c/o Sanford C. Bernstein & Co., LLC
                                    1345 Avenue of the Americas
                                    New York, NY 10105

Tax-Aware Overlay N Portfolio -
Class 2

                                    H.G. Trust                            441,110.291     8.98%
                                    c/o Sanford C. Bernstein & Co., LLC
                                    1345 Avenue of the Americas
                                    New York, NY 10105

                                    SVYOY, LLC                            349,241.215     7.11%
                                    c/o Sanford C. Bernstein & Co., LLC
                                    1345 Avenue of the Americas
                                    New York, NY 10105

                                    J.C.F. Revocable Trust                251,640.770     5.12%
                                    c/o Sanford C. Bernstein & Co., LLC
                                    1345 Avenue of the Americas
                                    New York, NY 10105

                                    - 70 -

                                  APPENDIX A

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS
---------------------------------------------------

   The following descriptions of Standard & Poor's Corporation ("Standard &
Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc.
("Moody's") corporate and municipal bond ratings have been published by
Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/2/
--------------------

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) or MINUS (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch/3/
--------

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information.
Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

--------
/2/  Reprinted from Standard & Poor's Bond Guide.
/3/  As provided by Fitch Ratings, Inc.

                                      A-1

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD AND D Bonds represent the highest potential for default and the lowest potential for recovery.

PLUS(+) MINUS (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody's/4/
----------

AAA Bonds which are rated Aaa by Moody's are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS
---------------------------------------------------------------

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.
--------
/4/  Reprinted from Moody's Bond Record and Short Term Market Record.

                                      A-2

Standard & Poor's/5/
--------------------

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1"
for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment.
They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch/6/
--------

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/7/
----------

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    .  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    .  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    .  Well-established access to a range of financial markets and assured sources of alternate liquidity.

--------
/5/  Reprinted from Standard & Poor's Bond Guide.
/6/  As provided by Fitch Ratings, Inc.
/7/  Reprinted from Moody's Bond Record and Short Term Market Record.

                                      A-3

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS
-------------------------------------

   The following descriptions of municipal bond ratings have been published by
Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/8/
--------------------

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus
(+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/9/
--------

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

--------
/8/  Reprinted from Standard & Poor's Bond Guide
/9/  As provided by Fitch Ratings, Inc.

                                      A-4

================================================================================

                                 APPENDIX B :

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

================================================================================

1. INTRODUCTION

   As a registered investment adviser, AllianceBernstein L.P.
   ("ALLIANCEBERNSTEIN", "WE" OR "US") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI
   Policy") is attached to this Statement as an Exhibit.

   We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

   This statement is intended to comply with Rule 206(4)-6 of the Investment
   Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940.
   This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

                                      B-1

2. PROXY POLICIES

   Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that
   ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

   This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

   2.1.Corporate Governance

       We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have

                                      B-2

       written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

   2.2.Elections of Directors

       Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

                                      B-3

   2.3.Appointment of Auditors

       AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

   2.4.Changes in Legal and Capital Structure

       Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.
       We will support shareholder proposals that seek to eliminate dual class voting structures.

   2.5.Corporate Restructurings, Mergers and Acquisitions

       AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.
       Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that

                                      B-4

       cover the company and our investment professionals managing the portfolios in which the stock is held.

   2.6.Proposals Affecting Shareholder Rights

       AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.
       However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

   2.7.Anti-Takeover Measures

       AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans.
       Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

   2.8.Executive Compensation

       AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure

                                      B-5

       that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010.
       Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that

                                      B-6

       are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

   2.9.ESG

       We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

       Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more

                                      B-7

       shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3. PROXY VOTING PROCEDURES

   3.1.Proxy Voting Committees

       Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for
       AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate
       Proxy Committee will evaluate the proposal. In addition, the Proxy
       Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and
       Compliance Department.

       Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy
       Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

       It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy
       Voting Manual no less frequently than annually. In addition, the Proxy
       Committees meet as necessary to address special situations.

   3.2.ENGAGEMENT

       In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy
       Committees may consult chief

                                      B-8

       investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members.
       Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

       Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

   3.3.Conflicts of Interest

       AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes
       AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests.
       Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including:
       (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees'
       material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote;
       (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved

                                      B-9

       in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

       Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

   3.4.Proxies of Certain Non-U.S. Issuers

       Proxy voting in certain countries requires "share blocking."
       Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.
       During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

       AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example,
       AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another

                                     B-10

       example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing
       AllianceBernstein's voting instructions.

   3.5.Loaned Securities

       Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue.
       AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

   3.6.Proxy Voting Records

       Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President &
       Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the
       Americas, New York, NY 10105.

       [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
       June 30, without charge. Simply visit AllianceBernstein's web site at
       www.alliancebernstein.com, go to the Securities and Exchange
       Commission's web site at www.sec.gov or call AllianceBernstein at
       (800) 227-4618.

                                     B-11

                                                                        Exhibit

                         Statement of Policy Regarding
                            Responsible Investment
                    Principles for Responsible Investment,
                   ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients'
objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible
Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI")
incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

                                     B-12

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the
Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the
Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the
Principles.

                                     B-13

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting
AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by
John Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of
the Proxy Voting Committee for Bernstein.

If you have questions or desire additional information about this Policy, we encourage you to

contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a
Committee

member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Steve Cheetham: SVP-Value, London
James Crawford: SVP-Value, Australia
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
David Lesser: VP-Legal, New York
Jason Ley: SVP-Growth, Chicago
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
John Phillips: SVP-Value, New York
Guy Prochilo: SVP-Institutional Investments, New York
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                     B-14

[ALLIANCEBERNSTEIN LOGO]

                    ALLIANCEBERNSTEIN INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
                  ALLIANCEBERNSTEIN INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
                 ALLIANCEBERNSTEIN INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

                      STATEMENT OF ADDITIONAL INFORMATION
                               January 31, 2012

   This Statement of Additional Information ("SAI") relates to the following classes of the AllianceBernstein Intermediate New York Municipal Portfolio (the
"New York Municipal Portfolio"), the AllianceBernstein Intermediate California
Municipal Portfolio (the "California Municipal Portfolio") and the
AllianceBernstein Intermediate Diversified Municipal Portfolio (the
"Diversified Municipal Portfolio," together with the New York Municipal
Portfolio and the California Municipal Portfolio, the "Portfolios," and each a
"Portfolio") of the Sanford C. Bernstein Fund, Inc. (the "Fund").

PORTFOLIO AND CLASS                                             EXCHANGE TICKER SYMBOL
--------------------------------------------------------------- ----------------------
ALLIANCEBERNSTEIN INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
   Class A                                                              ANIAX
   Class B                                                              ANYBX
   Class C                                                              ANMCX
ALLIANCEBERNSTEIN INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
   Class A                                                              AICAX
   Class B                                                              ACLBX
   Class C                                                              ACMCX
ALLIANCEBERNSTEIN INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
   Class A                                                              AIDAX
   Class B                                                              AIDBX
   Class C                                                              AIMCX

   This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated January 31, 2012, as it may be amended and/or supplemented from time to time, for the Portfolios (the "Prospectus").
Copies of the Prospectus and the Portfolios' annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at
www.AllianceBernstein.com. Certain financial statements from the Fund's annual report dated September 30, 2011 are incorporated by reference into this SAI.
Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                                                                 PAGE
                                                                                 ----
FUND HISTORY                                                                       3
INVESTMENT STRATEGIES AND RELATED RISKS                                            3
INVESTMENT RESTRICTIONS                                                           21
INVESTMENTS                                                                       22
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES                        36
MANAGEMENT OF THE FUND                                                            43
EXPENSES OF THE FUND                                                              50
CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES                           55
PURCHASE OF SHARES                                                                56
REDEMPTION AND REPURCHASE OF SHARES                                               70
SHAREHOLDER SERVICES                                                              71
NET ASSET VALUE                                                                   73
DIVIDENDS, DISTRIBUTIONS AND TAXES                                                75
PORTFOLIO TRANSACTIONS AND BROKERAGE                                              80
CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
  STATEMENTS                                                                      82
GENERAL INFORMATION                                                               83
APPENDIX A                                                                       A-1
APPENDIX B                                                                       B-1

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

                                      2

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4,
1988 as an open-end management investment company.

   The New York Municipal Portfolio, doing business as AllianceBernstein
Intermediate New York Municipal Portfolio, commenced offering the New York
Municipal Class shares on January 9, 1989; the California Municipal Portfolio,
doing business as the AllianceBernstein Intermediate California Municipal
Portfolio, commenced offering the California Municipal Class shares on
August 6, 1990; and the Diversified Municipal Portfolio, doing business as the
AllianceBernstein Intermediate Diversified Municipal Portfolio, commenced offering the Diversified Municipal Class shares on January 9, 1989, pursuant to a separate Prospectus. On February 1, 2002, the New York Municipal Portfolio,
California Municipal Portfolio and the Diversified Municipal Portfolio
commenced offering Class A, Class B and Class C Shares.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   The New York Municipal Portfolio and the California Municipal Portfolio are
non-diversified. The Diversified Municipal Portfolio is diversified. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Portfolios'
Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment
Company Act of 1940, as amended ( "1940 Act"), and may be changed by the Board of Directors of the Fund (the "Board") with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the
Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

ALL PORTFOLIOS

   Each Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this
SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

   To identify attractive bonds for the Portfolios, the Manager evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Manager may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.
Finally, AllianceBernstein L.P. ("AllianceBernstein" or the "Manager") may use
interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for each Portfolio.

   None of the Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's
Corporation ("Standard & Poor's" or "S&P"), Fitch Ratings, Inc. ("Fitch") or
Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by
Fitch or MIG-1 or VMIG-1 by Moody's; A-1 by Standard & Poor's, or P-1 by
Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by the Manager to be of comparable quality. In addition, none of the Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or
Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG-2 or VMIG-2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or
Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below
MIG-1, VMIG-1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds.
Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB, B or CCC by Standard & Poor's and Fitch, or Ba, B or Caa by Moody's are considered to be speculative with regard to the payment of interest and principal.

   In addition to these policies, which govern all Portfolios, individual
Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in

                                      3

interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

   The maturity composition of each of the Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

   Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase.
Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

   As a fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes.
"Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the
United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation but, in certain instances, may be includable in income subject to the alternative minimum tax ("AMT").

   In addition to Municipal Securities, each Portfolio may invest in non
Municipal Securities when, in the opinion of the Manager, the inclusion of the non municipal security will enhance the expected after tax return of the
Portfolio in accordance with the Portfolio's objectives.

   The term "net assets," as used in this SAI, means net assets plus any borrowings.

   The Portfolios may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally.
Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

   Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and
"overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

   In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label
MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

                                      4

   If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios' securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

   Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   The Portfolios may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

   The Portfolios may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities.
Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

   A Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a
Portfolio, or if the maturity of a security is extended after purchase by a
Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

ALTERNATIVE MINIMUM TAX

   Under current federal income tax law, (1) interest on tax-exempt Municipal
Securities issued after August 7, 1986 which are specified "private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and
(2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds
("AMT-Subject bonds"), which include industrial development bonds and bonds issued to

                                      5

finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable
Municipal Securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to
AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

NEW YORK MUNICIPAL PORTFOLIO

   The New York Municipal Portfolio invests in those securities which the
Manager believes offer the highest after-tax returns for New York residents
(without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the New York Municipal
Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the
State of New York or its political subdivisions, or otherwise exempt from New
York State income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   The New York Municipal Portfolio is a non-diversified portfolio under the
1940 Act. Nonetheless, the Fund intends to continue to qualify the New York
Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the New York Municipal
Portfolio's total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the New
York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If the New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

   Because the New York Municipal Portfolio invests primarily in New York
Municipal Securities, the Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the
State and its agencies and municipalities.

   The New York Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, the
Portfolio may not be appropriate for taxable investors, such as non-New York
State residents, who are not subject to New York State income taxes.
Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

CALIFORNIA MUNICIPAL PORTFOLIO

   The California Municipal Portfolio invests in those securities which the
Manager believes offer the highest after tax returns for California residents
(without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the California Municipal
Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the
State of California or its political subdivisions, or otherwise exempt from
California State income tax ("California Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   The California Municipal Portfolio is a non-diversified portfolio under the
1940 Act. Nonetheless, the Fund intends to continue to qualify the California
Municipal Portfolio as a "regulated investment company" for purposes of the
Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the California Municipal Portfolio's total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than
5% of the Portfolio's total assets, and that the California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If the California Municipal
Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the
Portfolio.

                                      6

   Because the California Municipal Portfolio invests primarily in California
Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

   The California Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the
California Municipal Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

RISK OF CONCENTRATION IN A SINGLE STATE

(THE NEW YORK MUNICIPAL PORTFOLIO AND THE CALIFORNIA MUNICIPAL PORTFOLIO)
-------------------------------------------------------------------------

   The primary purpose of investing in a portfolio of a single state's
Municipal Securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal depends upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal Securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which
Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested.
However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "All
Portfolios." See also Appendix A: "Description of Corporate and Municipal Bond
Ratings" for a description of ratings and rating criteria. Some Municipal
Securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement dated May 24, 2011, as updated on
November 22, 2011 with respect to New York and an Official Statement dated
October 2011 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information.
These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a
Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest.
Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio.
Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

                                      7

NEW YORK
--------

   The following is based on information obtained from the Annual Information
Statement of the State of New York, dated May 24, 2011, and the Update to the
Annual Information Statement dated November 22, 2011.

Debt Reform Act of 2000
-----------------------

   The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New
York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income;
(b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

   The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and is fully phased in at 4% of personal income in 2010-11.
Similarly, the phased-in cap on new State-supported debt service costs began at
0.75% of total governmental funds receipts and is gradually increasing until it is fully phased in at 5% in 2013-14.

   The Debt Reform Act requires the limitations on the issuance of
State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to
October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new
State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget ("DOB")
intends to manage subsequent capital plans and issuance schedules consistent with the limits.

   On November 31, 2010, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31,
2010 at 3.29% of personal income and debt service on such debt at 1.86% of total governmental receipts, compared to the caps of 3.98% for each.

   Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available cap room, in regards to debt outstanding, is expected to decline from 0.5% ($5.0 billion) in 2010-11 to 0.1% ($1.13 billion)
in 2012-13.

   New York is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. As of
March 31, 2011, total State-related debt outstanding was $56 billion and 5.9%
of personal income. New York ranks fifth in debt per capita, behind
Connecticut, Massachusetts, Hawaii and New Jersey.

   For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the
State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   As of March 31, 2011, the total amount of general obligation debt outstanding was $3.5 billion. The Enacted Budget Capital Plan projects that about $472 million in general obligation bonds will be issued in 2011-12.

   Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government
Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

   The State expects to continue to use lease-purchase and contractual-
obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax
("PIT") Revenue Bonds. Based on

                                      8

current assumptions, DOB anticipates that there will be $23.7 billion of State
PIT Revenue Bonds outstanding during fiscal year 2011-12.

New York Local Government Assistance Corporation
------------------------------------------------

   In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a
public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with
LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

   As of June 1995, LGAC had issued bonds and notes to provide net proceeds of
$4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities
-----------------

   The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or
State-related financing techniques. As of December 31, 2010, there were 17
Authorities that had aggregate outstanding debt of $161 billion, only a portion of which constitutes State-supported or State-related debt.

   Moral obligation financing generally involves the issuance of debt by an
Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the
State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs.
From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development
Corporation and other Authorities that had moral obligation debt outstanding.
The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2011-12 fiscal year.

   Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

   The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the
"TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road
Company, the Metro-North Commuter Railroad Company and the Metropolitan
Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating
Authority, an MTA subsidiary, operates a rapid transit line on Staten Island.
Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the
"TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

                                      9

   Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the
MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

Current Fiscal Year
--------------------

   The State budget process begins with the Governor's submission of the
Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

   In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. These additional items are then subject to line-item veto by the
Governor, which can be reconsidered by the Legislature. Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan.
Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or Legislature.

   The Governor submitted his Executive Budget proposed for FY 2012 on
February 1, 2011 and amendments on February 24 and March 1, 2011, as permitted by law. The Governor's Executive Budget proposed measures (the "gap-closing plan") to eliminate the projected General Fund budget gap of $10 billion in
2011-12, and to reduce the future projected budgets gaps to $2.2 billion in
2012-13, $2.5 billion in 2013-14, and $4.4 billion in 2014-15. The Executive
Budget proposed savings of approximately $2.85 billion each for School Aid and
Medicaid; $1.4 billion for State agency operations, including a 10%
year-to-year reduction in State Operations spending in the General Fund, and corresponding reductions in other funds, where appropriate; and $1.8 billion for a range of other programs and activities.

   The Governor and legislative leaders announced general agreement on the outlines of a budget for 2011-12 on March 27, 2011. The Legislature passed the appropriations and accompanying legislation needed to complete the budget on
March 31, 2011. Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment before the start of the fiscal year (on March 16, 2011). On April 11, 2011, the Governor completed his review of all budget bills, finalizing the enactment of the 2011-12 Budget.

   The gap-closing plan authorized in the Enacted Budget Financial Plan did not differ significantly from the Executive Budget proposal. DOB estimates that the gap-closing plan eliminates the General Fund budget gap of $10 billion in
2011-12 and reduces the budget gaps to $2.4 billion in 2012-13, $2.8 billion in
2013-14 and $6.4 billion in 2014-15.

   The gap-closing plan authorizes actions to lower General Fund spending by approximately $8.5 billion in 2011-12 compared to the current-services forecast. The Enacted Budget includes estimated savings of $2.8 billion for
School Aid and $2.7 billion for Medicaid (including a caseload reestimate);
$1.5 billion for State agency operations; and $1.5 billion for a range of other programs and activities.

   The gap-closing plan anticipates $324 million in additional revenues associated with specific statutory changes. These changes include modernizing the State's tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund.
The Legislature authorized certain tax modernization initiatives for two years
(scheduled to sunset on December 31, 2012).

   DOB estimates the State will end 2011-12 with a General Fund balance of $1.7 billion. An estimated closing balance of $275 million in the Rainy Day Reserve reflects a planned deposit of $100 million in 2011-12.

   The estimated closing balance also includes $346 million identified to cover the costs of potential retroactive labor settlements with unions that have not agreed to contracts through 2010-11. The amount is calculated based on the pattern settlement of fiscal years 2006-07 through 2010-11 agreed to by the
State's largest unions in that period. In prior years, this amount has been carried in the annual spending totals. If settlements are reached in 2011-12, the projected fund balance in the General Fund would decline by an amount equal to the cost of the settlements.

                                      10

2010-11 Fiscal Year
-------------------

   Based on preliminary, unaudited results, the State ended 2010-11 in balance on a cash basis in the General Fund. Receipts, including transfers from other funds, totaled $54.4 billion, an increase of $343 million from the last public forecast. Tax receipts exceeded projections by approximately $150 million, with stronger than expected collections in personal income tax (PIT) and sales taxes, offset in part by lower collections for business taxes. All planned refunds were made according to schedule. Other sources of General Fund receipts
(including transfers of fund balances, miscellaneous receipts, and Federal grants) were approximately $195 million above planned levels. This was due almost exclusively to the transfer of excess balances from certain special revenue funds at the close of the fiscal year.

   General Fund disbursements, including transfers to other funds, totaled
$55.4 billion, an increase of $324 million form the last public forecast. The increase was due in part to the timing of payments that were due and budgeted for the first quarter of 2011-12 but that were made in the final quarter of
2010-11. These previously unanticipated payments included approximately $154 million for debt service expenses and $100 million for health care expenses.

   The General Fund had a closing balance of $1.37 billion, consisting of $1.2 billion in the State's rainy day reserves ($1.0 billion in the Tax
Stabilization Reserve and $175 million in the Rainy Day Reserve), $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance in the General
Fund was $926 million lower than the closing balance for 2009-10. This reflects the planned use of an undesignated fund balance carried forward from 2009-10 into 2010-11.

2009-10 Fiscal Year
-------------------

   Receipts during the fiscal year fell substantially below projections.
General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for
2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections.
However, actual disbursements were affected by $2.1 billion in payment deferrals (described below) taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

   In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the
State's financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On
June 1, 2010, the State paid the $2.1 billion in school aid deferred from
2009-10.

   General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

   General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of Federal American Recovery and Reinvestment Act of 2009 ("ARRA") funds in place of General Fund spending.

   The General Fund closing balance consisted of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

Economic Overview
-----------------

   New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

                                      11

   The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

   Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

   The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

   New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

   Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

   Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

   The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

   In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved.
In 1999, for the first time in 13 years, the employment growth rate of the
State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole.

   Although the State unemployment rate was higher than the national rate from
1991 to 2000, the gap between them has narrowed in recent years. In 2010, the
State unemployment rate was 8.6%, compared to 9.6% for the nation as a whole.
State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because
New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2010, New York per capita personal income was
$48,821, compared to $40,584 for the nation as a whole.

Recent Developments
-------------------

   New York State's recovery continued to outpace that of the nation overall through the first half of 2011. The State has benefitted from Federal policies designed to keep interest rates low and strengthen the banking system. Strong finance and insurance sector profits resulted in solid growth in securities industry bonuses over the 2009-10 and 2010-11 two-year period. In addition, strong emerging market growth combined with a weak dollar appears to have spurred foreign demand for the State's exports, including New York City as a tourist and luxury-shopping destination. As a result, State private sector employment growth of 1.6% is estimated for 2011, accompanied by wage growth of
4.3%. These rates compare with growth of 1.5% and 3.9%, respectively, for the nation.

   However, domestic events and activity in Europe continue to roil global financial markets. The resulting equity market volatility, combined with the movement toward a more highly regulated environment, appears to be having a substantial downward impact on the finance industry's market capitalization and revenues. Returns from proprietary trading have been diminishing, while the dramatic decline in equity market prices during the third quarter has reduced the volume of revenue generating activity, such as IPOs and mergers and acquisitions. Many of the large financial institutions have announced layoffs, after a spurt of hiring in the first quarter. As a result, DOB now projects a substantial decline in finance and insurance sector bonuses for the 2011-12.

   Consistent with the substantial decline in bonuses, a private sector job growth is expected to decelerate to 1.1% in 2012. Total State employment is projected to grow 0.8% for 2012, following growth of 0.9% in 2011. Lower employment growth and the

                                      12

decline in bonuses are expected to be accompanied by lower wage growth of 3.1%
for 2012. Total personal income is projected to grow 3.7% for 2012, following growth of 4.9% for 2011.

   All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, credit and equity market volatility pose a particularly large degree of uncertainty for New York. The full impact of the Federal financial reform package on the profitability of the State's finance industry is as yet unknown and consequently represents a major risk to
DOB's forecast for bonuses and income going forward. Lower bonuses than projected reduce a major segment of income subject to tax as well as cut the level of economic activity generated by the spending of those wages. Similarly, should equity markets fail to grow as anticipated, both financial sector income and taxable capital gains realizations could be negatively affected. These effects would ripple through the State economy, depressing both employment and wage growth. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

New York City
-------------

   The fiscal demands on the State may be affected by the fiscal condition of
New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

   In response to New York City's fiscal crisis in 1975, the State took action to help New York City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York
("NYC MAC"), to provide New York City with financing assistance; the New York
State Financial Control Board ("FCB"), to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New
York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which
New York City was subject to certain statutorily prescribed fiscal controls.
The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
----------------

   Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during the 2009 and 2010 legislative sessions. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the
State's receipts and disbursements for the State's 2010-11 fiscal year, or thereafter.

   Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control.
Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary Federal stimulus funding in 2011 will particularly impact counties and school districts in New York State. The State's cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

   The State is a defendant in legal proceedings involving State finances,
State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2008-09 fiscal year or thereafter.

                                      13

   Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced
2011-12 Enacted Budget Financial Plan. The State believes that the proposed
2011-12Enacted Budget Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2011-12 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2011-12 Enacted Budget
Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced
2011-12 Enacted Budget Financial Plan.

CALIFORNIA
----------

   The following is based on information obtained from an Official Statement, dated October 19, 2011, relating to State of California $1,774,995,000
Tax-Exempt Various Purpose General Obligation Bonds and $205,000,000 Taxable
Various Purpose General Obligation Bonds and $205,000,000 Taxable Various
Purpose General Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

   Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

   Article XIII B. The State is subject to an annual appropriations limit (the
"Appropriations Limit") imposed by Article XIII B to the State Constitution.

   Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend
"proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

   Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations
Limit may also be exceeded in cases of emergency.

   The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

   As of the enactment of the 2011 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $62.943 billion and $64.730 billion under the Appropriations Limit in fiscal years 2010-2011 and 2011-12, respectively.

   Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom
Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues.
Under Proposition 98 (as modified by Proposition 111 which was enacted on
June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a
"credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8,
2005.

   The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

                                      14

State Indebtedness
------------------

   The State Treasurer is responsible for the sale of debt obligations of the
State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

   The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General
Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

   As of August 1, 2011, the State had outstanding $79,130,455,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $38,359,259,000 of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

   The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $4,501,310,000 of variable rate general obligation bonds, representing about 5.6% of the State's total outstanding general obligation bonds as of October 28, 2011.

   In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions.
These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the
State's lease obligation, which are marketed to investors. The State had
$9,426,325,000 General Fund-supported lease-purchase debt outstanding as of
October 1, 2011.

   As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 24 of the last 25 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of
General Fund revenues are received in the last part of the fiscal year. By law,
RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year.

Cash Management in Fiscal Year 2011-12
--------------------------------------

       As a result of expenditure reductions enacted in March 2011 and improved revenue results (despite the expiration of temporary tax surcharges), the State entered the 2011-12 fiscal year in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allows the State to carry out its normal cash flow borrowing (2011 RANs) early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in Congress disrupted the market for the 2011 RANs. These interim
RANs were prepaid on September 22, 2011 from Unapplied Moneys in the General
Fund. The 2011 RANs in the amount of $5.4 billion were issued on September 22,
2011.

       In addition to the 2011 RANs, intra-year cash payment deferrals similar to those described above for the 2010-11 fiscal year will be used, providing up to $5.7 billion of cash flow relief in certain months. The State will also benefit from $1.7 billion of additional internal borrowable resources from the
SAIF program. On September 26, 2011, the State received $1.7 billion of deposits into the SAIF as anticipated. The State's fiscal officers will continue to monitor the daily receipts and disbursements in fiscal year 2011-12 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

       Under California's continued intra-year payment deferral program, in the event there are sufficient funds available to the General Fund during the
2011-12 fiscal year, upon agreement among the State Controller, the State
Treasurer, and the Director of the Department of Finance, the State Controller
may release deferred funds earlier than scheduled in the Department of
Finance's cash flow projections for the 2011-12 fiscal year. These potential early payments could reduce unused cash borrowable resources in earlier months than anticipated in those projections, but would not affect the June 30, 2012 unused borrowable resources.

                                      15

The Budget Process
------------------

   The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

   The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year
2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set
forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

   Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the
Legislature.

State Financial Pressure
------------------------

       Since the beginning of 2010, the nation and California have been gradually recovering from the worst recession since the Great Depression.
National economic output grew as did personal income in both the State and the nation, and job growth resumed. However, because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges.

       The State's revenue estimates utilized in connection with the 2011
Budget Act assumed slow but positive economic growth, and the 2011 Budget Act projects that most of California's major revenue sources will grow in fiscal year 2011-12. The 2011 Budget Act also takes into account the end of federal stimulus funds (ARRA) which provided $4.2 billion to the State to offset
General Fund costs in fiscal year 2010-11, and the expiration on June 30, 2011 of temporary surcharges on personal income taxes, sales taxes and vehicle license fees which provided $7.1 billion in the last fiscal year. The 2011
Budget Act closed a projected $26.6 billion budget gap for the two fiscal years
2010-11 and 2011-12 and made substantial progress in addressing the State's long-term structural budget deficit described below.

       The economic downturn of the last few years adversely affected the
State's budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize.

       Despite eliminating a significant portion of the structural deficit in the 2011 Budget Act, the State continues to face major long-term challenges and must address the remaining structural budget deficit and the consequences of budget-balancing actions taken in the past.

Current Fiscal Year Budget
--------------------------

       The 2011-12 Governor's Budget projected that the 2010-11 fiscal year would end with an $8.2 billion deficit, compared to the assumption of a $1.5 billion budget reserve balance in the 2010 Budget Act that was adopted in
October 2010. Among the reasons for this change were failure to obtain as much federal assistance as had been anticipated, and other budget solutions which failed to materialize. Subsequently, with improved revenues, the ending budget deficit at June 30, 2011 was revised to about $2 billion. Looking toward the combined 2-year period of fiscal years 2010-11 and 2011-12, the 2011-12
Governor's Budget projected a budget gap of about $25.4 billion which had to be addressed, and which would leave a budget reserve at June 30, 2012 of about
$950 million.

       The 2011 Budget Act was the first budget to be enacted under Proposition
25, approved by the voters in November 2010, which lowered the required vote for budget actions to a majority from two-thirds. However, Proposition 25 did not lower the vote required to raise taxes, which remains at two-thirds in each house of the Legislature.

       In the 2011-12 May Revision, the Governor again focused on the need to enact permanent solutions, and to start to take actions to address the budgetary borrowing accumulated over prior years. In January 2011, the Governor had projected that, absent such solutions, budget gaps averaging more than $20 billion would continue for the next four years. By the time of the 2011-12 May
Revision, these projected deficits had been reduced to around $10 billion per year through fiscal year 2014-15, as a result of permanent expenditure reductions enacted in March 2011.

                                      16

       Following release of the 2011-12 May Revision, the Legislature and
Governor continued to be unable to reach agreements which required a two-thirds vote, particularly any actions leading to extension of the tax surcharges. On
June 15, 2011 (the Constitutional deadline), the Legislature by majority vote adopted a budget bill, SB 69. The Governor vetoed this bill the next day indicating that the budget in SB 69 was not a balanced solution, that it continued large deficits for years to come and added billions of dollars of new debt and that it contained legally questionable maneuvers and unrealistic savings. The Governor believed that the State could not carry out its normal cash flow borrowing based on this budget, and the State therefore would not be able to meet all of its obligations as they came due.

       By the end of June, preliminary cash results for the General Fund's main tax sources for May and part of June were ahead of the 2011-12 May Revision projections. The additional revenues for May and June were estimated at $1.2 billion. The Legislature and Department of Finance agreed that if the trend of better-than-projected revenues continued, about $4 billion of additional revenue could be received for the full year 2011-12. The combined $5.2 billion of additional revenues above the 2011-12 May Revision projection was enough to close the remaining budget gap. However, a "trigger mechanism" was included in the 2011 Budget Act to reduce spending automatically if an updated forecast of full-year revenues in mid-December 2011 showed that there would be at least a
$1 billion shortfall compared to the 2011 Budget Act estimate.

2011 Budget Act
---------------

       The 2011 Budget Act, enacted on June 30, 2011, projected that the State would end fiscal year 2011-12 with a $543 million General Fund reserve. General
Fund revenues and transfers for fiscal year 2011-12 were projected at $88.5 billion, a reduction of $6.3 billion compared with fiscal year 2010-11. General
Fund expenditures for fiscal year 2011-12 were projected at $85.9 billion--a reduction of $5.5 billion compared to the prior year. These amounts compare to the following figures proposed in the 2011-12 Governor's Budget: revenues and transfers of $89.7 billion, expenditures of $84.6 billion, and an ending reserve of $955 million. In approving the 2011 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about
$24 million, mostly in the Judicial Branch ($22.9 million related to parole revocation workload). The 2011 Budget Act also includes special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion.

       The estimated General Fund revenue reflects a combination of factors, including expiration of temporary taxes and surcharges (which totaled approximately $7.1 billion in fiscal year 2010-11) and transfer of about one percent of the State sales tax rate to local governments to fund the realignment described further below. Offsetting these reductions was improved revenue estimates for the remaining State tax sources. Expenditures reflected increases needed to offset the termination of federal stimulus funding (ARRA)
which supported about $4.2 billion of General Fund programs in fiscal year
2010-11.

2010 Budget Act
---------------

   The 2010 Budget Act enacted on October 8, 2010, projected to end fiscal year
2010-11 with a $1.3 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 are projected at $94.2 billion, an increase of $7.3 billion compared with fiscal year 2009-10. General Fund expenditures for fiscal year
2010-11 are projected at $86.6 billion--essentially flat compared to the prior year. These amounts compared to the following which were proposed in the
2010-11 Governor's Budget: revenues and transfers of $89.3 billion, expenditures of $82.9 billion, and an ending reserve of $1.0 billion. In approving the 2010 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $960 million, mostly in the areas of health care and social services. The 2010 Budget Act also included Special
Fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion.

   Prior to enactment of the 2010 Budget Act, the Administration had reported a budget gap of $19.3 billion, including a $1.3 billion reserve based on projected General Fund revenues and transfers in fiscal year 2010-11 compared against projected expenditures (assuming the workload budget from fiscal year
2009-10, adjusted for increases in costs and certain other developments but no changes in law). The 2010 Budget Act planned to close the estimated budget gap by a combination of expenditure reductions, federal funds, and other solutions.
The majority of these solutions were one-time or temporary in nature, so that budget gaps would recur in fiscal year 2011-12 and beyond. Furthermore, many of the assumed solutions did not come to fruition, and the 2010 Budget Act soon out of balance.

Fiscal Year 2009-10
-------------------

   The State's budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted up to that time, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which arc heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

                                      17

   Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the
February 2009 Budget Package was enacted which included modifications to the
2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act
-----------------------

   The Initial 2009 Budget Act was adopted by the Legislature on February 19,
2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009.
These measures were all rejected by the voters.

   On July 24, 2009, the Legislature approved amendments to the Initial 2009
Budget Act and the Governor signed the Amended 2009 Budget Act on July 28,
2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State's fiscal situation identified in the 2009-10 May Revision.

   Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenues enacted in February 2009. The
Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a
7.5% decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 General Fund balance of negative $4.5 billion.

   Events after adoption of the Amended 2009 Budget Act resulted in the State ending the 2009-10 fiscal year with $86.9 billion in General Fund revenues and transfers (compared to $89.5 billion projected in the Amended 2009 Budget Act)
and expenditures of $86.3 billion (compared to $84.6 ,billion projected). As a result, the State exhausted the projected General Fund reserve and ended the
2009-10 fiscal year with a negative General Fund balance of $6.3 billion.

Economic Overview
-----------------

   The State of California is by far the most populous state in the nation, 50%
larger than Texas, the second-ranked state, according to the 2010 U.S. Census.
The State's 2010 population of about 37.3 million represented over 12% of the total United States population.

   California's economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

   In 2010, per capita personal income in California averaged $43,104, compared to $40,584 for the nation. The unemployment rate in 2010 was 12.4%, compared to
9.6% for the nation. The trade, transportation and utilities sector represented the largest component (18.8%) of California's non-farm workforce, followed by federal, state and local government (17.4%), professional and business services
(14.9%), educational and health services (12.9%) and leisure and hospitality
(10.7%).

Litigation
----------

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may have a potentially significant fiscal impact upon the
State's expenditures or its revenues.

                                      ***

Insurance Feature
-----------------

   The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, only Assured Guaranty Municipal Corp. ("AGM") is writing policies on newly issued municipal bonds. AGM (formerly, Financial Security
Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd.
("Assured"). Prior to the recent financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. These insurers include National Public Finance Guarantee
Corporation ("National"), a wholly-owned subsidiary of MBIA Inc. ("MBIA");
Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation
("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA
Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly,
Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of
Radian Group, Inc.; Syncora Guarantee Inc. ("Syncora") (formerly XL Capital
Assurance, Inc.), a wholly-owned subsidiary of

                                      18

Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.); CIFG
Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North
America, Inc.) ("CIFG NA"); and Berkshire Hathaway Assurance Corporation
("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

   It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

   The information relating to MBIA, FGIC, Ambac, AGM, ACA, Radian, Syncora,
CIFG NA and BHAC contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

   National. National is a wholly-owned subsidiary of MBIA. Neither MBIA nor its shareholders are obligated to pay the debts of or claims against National.
National was incorporated and is domiciled in the State of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the
Northern Mariana Islands, the U.S. Virgin Islands, Puerto Rico, the Kingdom of
Spain and the Republic of France. As of September 30, 2011, MBIA had total assets of $2.060 billion, and total liabilities of $5.738 billion. The address of National is 113 King Street, Armonk, New York 10504.

   FGIC. Until August of 2003, when it was purchased by an investor group, FGIC was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of
September 30, 2011, FGIC had total assets of $2.060 billion and total liabilities of $5.738 billion. The address of FGIC is 125 Park Avenue, New
York, New York 10017.

   Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S.
Virgin Islands. As of September 30, 2011, Ambac Financial Group, Inc. and all
of its subsidiaries had total assets of $27.627 billion and total liabilities of $5.738 billion. The address of Ambac's administrative offices is One State
Street Plaza, 17th Floor, New York, New York 10004.

   AGM. AGM is domiciled in the State of New York, is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, the District of Columba, Guam, Puerto Rico and the U.S. Virgin
Islands. As of September 30, 2011, Assured and its subsidiaries had, on a consolidated basis, total assets of $18.405 billion and total liabilities of
$13.638 billion. The registered office of AGM is located at 31 West 52/nd/
Street, New York, New York 10019.

   ACA. ACA is a Maryland-domiciled insurance company regulated by the Maryland
Insurance Administration ("MIA") and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. Since
August 2008, when ACA underwent a restructuring, ACA has been operating as a run-off financial guaranty insurance company, meaning that it no longer issues any new insurance policies without the consent of the MIA, but it continues to guarantee timely payment of principal and interest when due on its remaining portfolio of insured municipal obligations. As of September 30, 2011, ACA had total assets of $.490 billion and total liabilities of $.453 billion. ACA's principal business office is located at 600 Fifth Avenue, New York, New York
10020.

   Radian. Radian is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2011,
Radian Group, Inc. had total assets of $7.246 billion and total liabilities of
$5.958 billion. Radian's principal business office is located at 1601 Market
Street, Philadelphia, Pennsylvania 19103.

   Syncora. Syncora is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, Puerto Rico, the District of Columbia, the U.S.
Virgin Islands and Singapore. Syncora is a wholly-owned subsidiary of Syncora
Holdings Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30,
2011, Syncora had total assets of $.910 billion and total liabilities of $.832 billion. Syncora's principal business office is located at 825 Eighth Avenue,
New York, New York, 10019.

                                      19

   CIFG NA. CIFG NA, a subsidiary of Groupe Caisse d'Epargne, a leading French bank, is domiciled in the State of New York and is subject to regulation by the
State of New York Insurance Department. CIFG NA is licensed to transact financial guaranty insurance in 48 states, the District of Columbia and the
Commonwealth of Puerto Rico. As of September 30, 2011, CIFG NA had total assets of $.733 billion and total liabilities of $.733 billion. The address of CIFG NA is 850 Third Avenue, New York, New York 10022.

   BHAC. BHAC, established in December 2007 as an indirect subsidiary of
Berkshire Hathaway Inc., is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of
September 30, 2011, Berkshire Hathaway Inc. and its subsidiaries had total assets of $385.194 billion and total liabilities of $221.613 billion. BHAC is currently licensed to transact financial guaranty business in 49 states. BHAC's office is located at the Marine Air Terminal, LaGuardia Airport, New York, New
York 11371.

DIVERSIFIED MUNICIPAL PORTFOLIO

   The Diversified Municipal Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Diversified Municipal Portfolio is not appropriate for tax-exempt investors under normal market conditions.

                                      20

                            INVESTMENT RESTRICTIONS

   All of the Portfolios are subject to fundamental investment restrictions.
The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other
Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

   None of the New York Municipal Portfolio, California Municipal Portfolio or
the Diversified Municipal Portfolio will, except as otherwise provided herein:

    1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position;

    3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets.
       A Portfolio may not enter into reverse repurchase agreements if the
       Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

    4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

    5) Purchase or sell real estate or interests in real estate, although each
       Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    6) Purchase oil, gas or other mineral interests;

    7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

    8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

    11)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S.
       Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

    12)Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S.
       Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal
       Portfolio or the California Municipal Portfolio);

    13)Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

    14)Make investments for the purpose of exercising control or management;

                                      21

    15)Invest in securities of other registered investment companies;

    16)Purchase warrants if as a result the Fund would then have more than 5%
       of its total assets (determined at the time of investment) invested in warrants; or

    17)Invest, under normal circumstances, less than 80% of its net assets in
       Municipal Securities. The New York Municipal Portfolio and the
       California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of
       Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Portfolios has or currently intends to:

    1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws
       (excluding restricted securities eligible for resale pursuant to Rule
       144A under the Securities Act of 1933, as amended ("144A securities")
       that have been determined to be liquid under procedures adopted by the
       Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

    2) Invest in a reverse repurchase agreement if the amount received by the
       Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

   With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and
Exchange Commission ("SEC") interpretations issued from time to time.

                                  INVESTMENTS

   Subject to each Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to:
(i) obligations issued or guaranteed as to principal and interest by the U.S.
Government or the agencies or instrumentalities thereof; (ii) straight and convertible corporate bonds and notes; (iii) loan participations;
(iv) commercial paper; (v) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vi) mortgage related securities; (vii) asset-backed securities; (viii) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax exempt; (ix) guaranteed investment contracts and bank investment contracts; (x) variable and floating rate securities; and
(xi) private placements. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

MUNICIPAL SECURITIES
--------------------

   Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto
Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Portfolios may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto
Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios' assets that are invested in Municipal Securities.

   Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

   The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for,

                                      22

appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the
Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

   Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the
Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal
Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

   After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such
Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such
Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the
Portfolios would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

MORTGAGE-RELATED SECURITIES
---------------------------

   Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United
States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   One type of mortgage-related security is a Government National Mortgage
Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and
interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation
Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

   On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance
Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.

   The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by

                                      23

subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

   The Portfolios may invest in Real Estate Mortgage Investment Conduits
("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

   Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

   Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and
CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

   In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the
U.S. Government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Board; all other IOs and POs will be considered illiquid.

   Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

   A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The
Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the
Portfolios is, however, reflected in dividends to shareholders.

ASSET-BACKED SECURITIES
-----------------------

   The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS.
CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity.
Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

   In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest.
Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

                                      24

PRIVATE PLACEMENTS
------------------

   The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the
Securities Act of 1933, as amended (the "1933 Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolios.

   Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the
Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

   The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios.
Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios'
limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the
Portfolios' securities could be adversely affected.

PREFERRED STOCK
---------------

   The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met.
Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

WARRANTS
--------

   The Portfolios may invest in warrants. Warrants are securities that give a
Portfolio the right to purchase securities from the issuer at a specific price
(the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANK OBLIGATIONS
----------------

   The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation
("FDIC") or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S.
thrift institutions which are rated B or higher by Standard & Poor's, Fitch or
Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the
Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

                                      25

CONVERTIBLE SECURITIES
----------------------

   The Portfolios may purchase convertible corporate bonds and preferred stock.
These securities may be converted at a stated price (the "conversion price")
into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock.
As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

OTHER SECURITIES
----------------

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the
Portfolios, subject to Board guidelines.

DERIVATIVES
-----------

   A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. At times, a Portfolio's exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

   There are four principal types of derivatives, which include options, futures, forwards and swaps. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts.
Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

   Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

    .  MARKET RISK. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

    .  MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

    .  CREDIT RISK. This is the risk that a loss may be sustained by a
       Portfolio as a result of the failure of another party to a derivative
       (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    .  LIQUIDITY RISK. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    .  LEVERAGE RISK. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    .  RISK OF POTENTIAL GOVERNMENTAL REGULATION OF DERIVATIVES. Recent
       legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that

                                      26

       new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Portfolio's ability to use such instruments as a part of its investment strategy.

    .  OTHER RISKS. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track.
       Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

   The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S.
Dollars of a foreign currency.

   No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed
25% of its net assets. If the Manager wishes to shorten the effective duration of a Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The
Portfolios' use of futures contracts will not result in leverage.

   The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract
(less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

   Futures contracts can be highly volatile and could reduce a Portfolio's total return. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a
Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

   FUTURES CONTRACTS
   -----------------

   U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the
"CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the
National Futures Association, which regulate trading in the futures market.
Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios. On
February 11, 2011, the CFTC published a rule proposal that would limit a
Portfolio's ability to use futures in reliance on certain CFTC exemptions. If the new rule is adopted as proposed, the amended CFTC exemption would limit a
Portfolio's use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Portfolio. If a
Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the Portfolio would need to comply with all applicable regulations governing commodity pools.

   At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

                                      27

   At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

   Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.
Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a
Portfolio will incur brokerage fees when it purchases or sells futures contracts.

   INTEREST RATE FUTURES
   ---------------------

   The purpose of the acquisition or sale of a futures contract, in the case of the Portfolios, which hold or intend to acquire fixed-income securities, is to attempt to protect the Portfolios from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolios might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the
Portfolios. If interest rates did increase, the value of the debt securities in a Portfolio would decline, but the value of the futures contracts to the
Portfolio would increase at approximately the same rate, thereby keeping the net asset value ("NAV") of the Portfolio from declining as much as it otherwise would have. A Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a
Portfolio to maintain a defensive position without having to sell its portfolio securities.

   Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

   In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the
Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

   OPTIONS ON FUTURES CONTRACTS
   ----------------------------

   A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call
(less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the

                                      28

security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

   The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

   The Portfolios are not commodity pools and are managed by a Manager that has claimed an exclusion from the definition of the term "commodity pool operator"
under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a
Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives.
Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a
Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

   The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

   A Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the
Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

OPTIONS
-------

   The Portfolios may each purchase put and call options on securities. A
Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities.
Options may also be purchased to alter the effective duration of the Portfolios.

                                      29

   A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

   A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian)
upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is
"covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   OPTIONS ON SECURITIES INDEXES
   -----------------------------

   A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A
Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

   COVERED STRADDLES
   -----------------

   The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   SPECIAL RISKS ASSOCIATED WITH OPTIONS
   -------------------------------------

   The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special
Investment Techniques and Related Risks -- Illiquid Securities" in the
Prospectus.

   In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

   The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be

                                      30

exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

   Additional Risks of Options on Futures Contracts, Forward Contracts and
Options on Foreign Currencies. Unlike transactions entered into by the
Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago
Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing
Corporation ("OCC"), thereby reducing the risk of counterparty default.
Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.
For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

   In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges.
Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United
States of data on which to make trading decisions, (iii) delays in a
Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

   CLOSING TRANSACTIONS
   --------------------

   The writer of an option that wishes to terminate its obligation may effect a
"closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation.
However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from

                                      31

writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National
Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a
National Exchange, (v) the facilities of a National Exchange or the Options
Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National
Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

STRUCTURED INSTRUMENTS
----------------------

   Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

   Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale)
value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the
CFTC, which generally regulates the trading of commodity futures by U.S.
persons, the SEC, which regulates the offer and sale of securities by and to
U.S. persons, or any other governmental regulatory authority.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

SWAPS, CAPS AND FLOORS
----------------------

   This disclosure supplements the information in the Prospectus.

   Each Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an

                                      32

interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

   Each Portfolio will usually enter into interest rate swaps on a net basis,
i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian.
If a Portfolio enters into an interest rate swap on other than a net basis, the
Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap.
A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a
Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

CREDIT DEFAULT SWAP AGREEMENTS
------------------------------

   This disclosure supplements the information in the Prospectus.

   A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

   A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in Municipal Securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

REPURCHASE AGREEMENTS
---------------------

   This disclosure supplements the information in the Prospectus.

   Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty's bankruptcy, a
Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the
Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government
securities.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

   The Portfolios may enter into reverse repurchase agreements with banks and broker dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each
Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

DOLLAR ROLLS
------------

   The Portfolios may enter into dollar rolls. Dollar rolls involve sales by a
Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified

                                      33

future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolios may also enter into a type of dollar roll known as a "fee roll." In a fee roll, a Portfolio is compensated for entering into the fee roll by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

LEVERAGE RISK
-------------

   Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
----------------------------------------------

   Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a
Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a
Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

   If a Portfolio is fully or almost fully invested with "when-issued" or
"forward commitment" transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio's NAV.

SPECIAL RISK CONSIDERATIONS FOR LOWER-RATED SECURITIES
------------------------------------------------------

   Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or
BB and lower ("lower-rated securities"), are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

   The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

   The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond
Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The

                                      34

rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of Moody's, S&P and
Fitch ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

   The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

   Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

   In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

LENDING PORTFOLIO SECURITIES
----------------------------

   Each Portfolio may lend Portfolio securities. Each Portfolio may lend up to
30% of its total assets (including collateral for any security loaned). Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

                                      35

          DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                              IN THE FUND      OTHER PUBLIC COMPANY
                                                                                COMPLEX         DIRECTORSHIPS HELD
                                          PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY         BY THE DIRECTOR
NAME, ADDRESS,* AGE, (YEAR ELECTED**)      THE PAST FIVE YEARS OR LONGER      THE DIRECTOR   DURING THE PAST FIVE YEARS
-------------------------------------  -------------------------------------  ------------ -------------------------------
INTERESTED DIRECTOR***

Dianne F. Lob                          Senior Vice President of the Manager        18      None
c/o AllianceBernstein L.P.             with which she has been associated
1345 Avenue of the Americas            since prior to 2007; Chairman of
New York, NY 10105                     Bernstein's Private Client Investment
57                                     Policy Group since 2004; She joined
(2010)                                 the firm in 1999 as a senior
                                       portfolio manager; Previously, a
                                       managing director and an investment
                                       banker at J.P. Morgan from 1977 to
                                       1999.
INDEPENDENT DIRECTORS

Chairman of the Board                  President of Cedar Lawn Corporation         18      Cedar Lawn Corporation
Thomas B. Stiles II #^+                (cemetery); Formerly, Managing
71                                     Director, Senior Portfolio Manager
(2003)                                 and Director of Investment Strategy
                                       of Smith Barney Asset Management from
                                       1997 until his retirement in 1999;
                                       Prior thereto, Chairman and Chief
                                       Executive Officer of Greenwich Street
                                       Advisors from 1988 to 1997; Executive
                                       Vice President and Director of E.F.
                                       Hutton Group from 1982 to 1987.

Bart Friedman #+                       Senior Partner at Cahill Gordon &           18      The Brookings Institution;
67                                     Reindel LLP (law firm) since prior to               Lincoln Center for the
(2005)                                 2007.                                               Performing Arts; The Mountain
                                                                                           School of Milton Academy;
                                                                                           Allied World Assurance
                                                                                           Holdings

William Kristol #+                     Editor, The Weekly Standard since           18      Manhattan Institute; John M.
59                                     prior to 2007; He is also a Fox News                Ashbrook Center for Public
(1994)                                 Contributor.                                        Affairs at Ashland University;
                                                                                           The Salvatori Center at
                                                                                           Claremont McKenna College;
                                                                                           The Shalem Foundation; The
                                                                                           Institute for the Study of War

                                      36

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                              IN THE FUND          OTHER PUBLIC COMPANY
                                                                                COMPLEX             DIRECTORSHIPS HELD
                                          PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY             BY THE DIRECTOR
NAME, ADDRESS,* AGE, (YEAR ELECTED**)      THE PAST FIVE YEARS OR LONGER      THE DIRECTOR      DURING THE PAST FIVE YEARS
-------------------------------------  -------------------------------------  ------------ -------------------------------------
Debra Perry #+                         Formerly, Senior Managing Director of       18      Korn/Ferry International; Bank of
60                                     Global Ratings and Research, Moody's                America Funds Series Trust; CNO
(2011)                                 Investors Service, Inc. from 2001 to                Financial Group; MBIA Inc.
                                       2004; Chief Administrative Officer
                                       and Chief Credit Officer, Moody's,
                                       from 1999 to 2001; Group Managing
                                       Director for the Finance, Securities
                                       and Insurance Ratings Groups, Moody's
                                       Corp., from 1996 to 1999; Earlier she
                                       held executive positions with First
                                       Boston Corporation and Chemical Bank.

Donald K. Peterson #+                  Formerly, Chairman and Chief                18      Worcester Polytechnic Institute;
62                                     Executive Officer, Avaya Inc.                       Overseers of the Amos Tuck School of
(2007)                                 (communications) from 2002 to 2006;                 Business Administration; TIAA-CREF;
                                       President and Chief Executive                       Committee for Economic Development
                                       Officer, Avaya Inc. from 2000 to
                                       2001; President, Enterprise Systems
                                       Group in 2000; Chief Financial
                                       Officer, Lucent Technologies from
                                       1996 to 2000; Chief Financial
                                       Officer, AT&T, Communications
                                       Services Group from 1995 to 1996;
                                       President, Nortel Communications
                                       Systems, Inc. from 1994 to 1995;
                                       Prior thereto he was at Nortel from
                                       1976 to 1995.

Rosalie J. Wolf #+                     Managing Partner, Botanica Capital          18      TIAA-CREF; North European Oil Royalty
70                                     Partners LLC since prior to 2007;                   Trust
(2000)                                 Member of Brock Capital Group LLC
                                       since prior to 2007; Member of the
                                       Investment Committee of the Board at
                                       the David and Lucile Packard
                                       Foundation since prior to 2007;
                                       Formerly, she was a Managing Director
                                       at Offit Hall Capital Management LLC
                                       from 2001 to 2003; Treasurer and
                                       Chief Investment Officer of The
                                       Rockefeller Foundation from 1994 to
                                       2000; Earlier she held financial
                                       executive positions with
                                       International Paper Company, Bankers
                                       Trust, and Mobil Oil Corporation.
--------
*  The address for each of the Fund's Independent Directors is c/o
   AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the
   Americas, New York, NY 10105.
** There is no stated term of office for the Fund's Directors.
***Ms. Lob is an "interested person," as defined in the 1940 Act, because of her affiliation with the Manager.
#  Member of the Fund's Audit Committee and Independent Directors Committee.

                                      37

^  Member of the Fund's Fair Value Pricing Committee.
+  Member of the Fund's Nominating, Governance and Compensation Committee.

   The management of the business affairs of the Fund are managed under the direction of the Board. Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors," and
Directors who are "interested persons" of the Fund are referred to as
"Interested Directors." Certain information concerning the Fund's governance structure and each Director is set forth below.

   Experience, Skills, Attributes, and Qualifications of the Fund's Directors.
The Nominating, Governance and Compensation Committee, which is composed of
Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current
Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a
Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the
Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating,
Governance and Compensation Committee's consideration of Directors appears in the description of the Committee below.

   The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the
Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

   In determining that a particular Director was qualified to serve as a
Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure
(including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that each Director should serve as a Director of the Fund, is provided in the table above and in the next paragraph.

   Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the
Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the
Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Ms. Lob has business, finance and investment management experience as chairman of the
Manager's Private Client Investment Policy Group and experience as a portfolio manager for the Manager. Further, in addition to his or her service as a
Director of the Fund: Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations;
Ms. Perry has business and financial experience as a senior executive of various financial firms focusing on fixed income research and capital markets and experience as a board of various organizations; Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations; Mr. Stiles has investment management experience as a portfolio manager and executive officer and experience as a board member; and Ms. Wolf has business, finance and investment management experience as a senior financial officer of public companies and as chief investment officer of a major foundation as well as experience as a board member of various organizations. The disclosure herein of a Director's experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the
Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

   Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the
Portfolios on a day-to-day basis. The Board is responsible for overseeing the
Manager and the Fund's other service providers in the operations of the
Portfolios in accordance with the Portfolios' investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the
Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees--the Audit Committee, the
Nominating, Governance and Compensation Committee, the Fair Value Pricing
Committee and the Independent Directors Committee--and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The

                                      38

Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

   An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between
Board meetings, and facilitating communication and coordination between the
Independent Directors and management. The Directors have determined that the
Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent
Director as Chairman pursuant to certain 2003 regulatory settlements involving the Manager.

   Risk Oversight. The Portfolios are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers
(depending on the nature of the risk), subject to supervision by the Manager.
The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and
(iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and
(ii) above.

   Risk oversight forms part of the Board's general oversight of each
Portfolio's investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio's investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund's Independent Compliance Officer, the
Fund's independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the
Portfolios and the Manager's risk management programs.

   Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the
Portfolios' ability to manage risk is subject to substantial limitations.

   The Board has four standing committees of the Board - an Audit Committee, a
Nominating, Governance and Compensation Committee, a Fair Value Pricing
Committee and an Independent Directors Committee. The members of the Audit
Committee, the Nominating, Governance and Compensation Committee, the Fair
Value Pricing Committee and the Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are
to nominate persons to fill any vacancies or newly created positions on the
Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The
Nominating, Governance and Compensation Committee met four times during the
Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee
will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the
submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to

                                      39

be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or
the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating,
Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund
(as defined in the 1940 Act) and, if believed not to be an "interested person,"
information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;
(iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated
Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and
Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and
Compensation Committee will not consider self-nominated candidates. The
Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair
Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors
Committee met five times during the Fund's most recently completed fiscal year.

                                      40

SHARE OWNERSHIP AND COMPENSATION

   The following table sets forth the dollar range of equity securities in each
Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 23, 2012.

                                                                  AGGREGATE DOLLAR
                                                                   RANGE OF EQUITY
                                                                  SECURITIES IN ALL
                                                                     REGISTERED
                                                                     INVESTMENT
                        DOLLAR RANGE OF EQUITY SECURITIES IN THE      COMPANIES
                        ----------------------------------------     OVERSEEN BY
                          NEW YORK      CALIFORNIA  DIVERSIFIED    DIRECTOR IN THE
                          MUNICIPAL     MUNICIPAL    MUNICIPAL    ALLIANCEBERNSTEIN
NAME                      PORTFOLIO     PORTFOLIO    PORTFOLIO      FUND COMPLEX
----                     -------------  ----------  -----------  --------------------
INTERESTED DIRECTOR:
Dianne F. Lob           Over $100,000       $0       $      0    Over $       100,000
INDEPENDENT DIRECTORS:
Bart Friedman                $      0       $0       $      0    Over $       100,000
William Kristol                                      $50,001-
                             $      0       $0       $100,000    Over $       100,000
DEBRA PERRY                  $      0       $0       $      0         $10,001-$50,000
Donald K. Peterson           $      0       $0       $      0    Over $       100,000

Thomas B. Stiles II          $      0       $0       $      0    Over $       100,000
Rosalie J. Wolf              $50,001-
                             $100,000       $0       $      0    Over $       100,000

   As of January 6, 2012, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the
Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or
"under common control with" (within the meaning of the 1940 Act) the Manager or the Fund's distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2011 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below.
Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund
Complex.

                                                             TOTAL             TOTAL
                                                           NUMBER OF         NUMBER OF
                                                          INVESTMENT        INVESTMENT
                                                           COMPANIES        PORTFOLIOS
                                                            IN THE          WITHIN THE
                                                       ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                                             FUND              FUND
                                           TOTAL           COMPLEX,           COMPLEX
                                       COMPENSATION        INCLUDING         INCLUDING
                                         FROM THE          THE FUND,         THE FUND,
                                     ALLIANCEBERNSTEIN    AS TO WHICH          AS TO
                         AGGREGATE         FUND               THE            WHICH THE
                        COMPENSATION     COMPLEX,         DIRECTOR IS       DIRECTOR IS
                          FROM THE     INCLUDING THE      A DIRECTOR        A DIRECTOR
NAME OF DIRECTOR            FUND           FUND           OR TRUSTEE        OR TRUSTEE
----------------        ------------ ----------------- ----------------- -----------------
INTERESTED DIRECTOR:
Dianne F. Lob             $      0       $      0                 1             18
INDEPENDENT DIRECTORS:
Bart Friedman             $185,000       $185,000                 1             18

William Kristol           $160,000       $160,000          $160,000             18
Debra Perry*...........   $ 90,000       $ 90,000                 1             18
Donald K. Peterson        $185,000       $185,000                 1             18
Thomas B. Stiles II       $215,000       $215,000                 1             18
Rosalie J. Wolf           $170,000       $170,000                 1             18
--------
*  Ms. Perry was appointed as a Director of the Fund as of July 27, 2011.

                                      41

   As of January 6, 2012, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

OFFICER INFORMATION

   Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*                                   POSITION(S) HELD                      PRINCIPAL OCCUPATION
AND AGE                                              WITH FUND                   DURING LAST FIVE YEARS OR LONGER
-------------------------------------  -------------------------------------  --------------------------------------

Dianne F. Lob, 57                      President                              See biography above.

Philip L. Kirstein, 66                 Senior Vice President and Independent  Senior Vice President and Independent
                                       Compliance Officer                     Compliance Officer of the
                                                                              AllianceBernstein Funds, with which
                                                                              he has been associated since October
                                                                              2004. Prior thereto, he was Of Counsel
                                                                              to Kirkpatrick & Lockhart, LLP (law
                                                                              firm) from October 2003 to October
                                                                              2004, and General Counsel of Merrill
                                                                              Lynch Investment Managers, L.P. since
                                                                              prior to March 2003.

Emilie D. Wrapp, 56                    Secretary                              Senior Vice President, Assistant
                                                                              General Counsel and Assistant
                                                                              Secretary of AllianceBernstein
                                                                              Investments, Inc. ("ABI"),** with
                                                                              which she has been associated since
                                                                              prior to 2007.

Joseph J. Mantineo, 52                 Treasurer and Chief Financial Officer  Senior Vice President of
                                                                              AllianceBernstein Investor Services,
                                                                              Inc. ("ABIS"),** with which he has
                                                                              been associated since prior to 2007.

    ---------
    *  The address for each of the Fund's officers is c/o AllianceBernstein
       L.P., 1345 Avenue of the Americas, New York, NY 10105.
    ** ABIS and ABI are affiliates of the Fund.

                                      42

                            MANAGEMENT OF THE FUND

   Manager. The Fund's investment manager is AllianceBernstein, a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New
York 10105.

   The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2011, totaling approximately
$402 billion. The Manager provides management services for many of the largest
U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.
As one of the world's leading global investment management organizations, the
Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

   As of September 30, 2011, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

                     AXA and its subsidiaries         60.9%
                     AllianceBernstein Holding L.P.   37.5%
                     Unaffiliated holders              1.6%
                                                     -----
                                                     100.0%
                                                     =====

   AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries").
AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB." As of September 30, 2011, AXA owned approximately 1.4%
of the issued and outstanding assignments of beneficial ownership of the
Holding Units.

   AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA)
is the general partner of both Holding and the Manager. AllianceBernstein
Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 63.1% economic interest in the Manager as of
September 30, 2011.

   AXA is a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and
South America. AXA has five operating business segments: life and savings;
property and casualty insurance; international insurance (including reinsurance); asset management and other financial services. AXA Financial,
Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life
Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of
AXA Financial.

   Subject to the general oversight of the Board, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio's assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund's investment management agreement, with respect to each Portfolio ("Management Agreement");
AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

                                      43

   Each Portfolio pays the Manager for the services performed on behalf of that
Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

Portfolio                          Annual Percentage of Average Daily Net Assets of Each Portfolio
---------                        --------------------------------------------------------------------
New York Municipal Portfolio     0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio   0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio  0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion, but not exceeding $7 billion; 0.30% of assets in excess of $ $7 billion

   The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30,
2009, September 30, 2010 and September 30, 2011:

                                       Management Fee for the Fiscal Years Ended
                                                  September 30,
      Portfolio                           2009          2010          2011
      ---------                         -----------   -----------   -----------
      New York Municipal Portfolio     $ 8,241,863   $ 9,099,731   $ 8,952,015
      California Municipal Portfolio   $ 6,097,729   $ 6,025,615   $ 5,584,430
      Diversified Municipal Portfolio  $21,341,732   $23,605,032   $23,667,497

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management
Agreement; (ii) the fees and expenses of Directors who are not affiliated with
AllianceBernstein; (iii) the fees and expenses of the Fund's custodian (the
"Custodian"); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each
Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the
Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the
Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board, including a majority of

                                      44

the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 20, 2011.

   Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager's clients
(including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to
AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style
Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund,
Inc., AllianceBernstein Core Opportunities Fund, AllianceBernstein Corporate
Shares, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein
Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc.,
AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate
Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc.,
AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and
Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein
Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc.,
AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal
Income Fund, Inc., AllianceBernstein Municipal Income Fund II,
AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust,
AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable
Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C.
Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The
AllianceBernstein Portfolios, all registered open-end investment companies; and
to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income
Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance
California Municipal Income Fund, Inc., and Alliance New York Municipal Income
Fund, Inc., all registered closed-end investment companies.

Additional Information Regarding Accounts Managed by Portfolio Managers
-----------------------------------------------------------------------

   As of September 30, 2011, AllianceBernstein employees had approximately
$184,499,991.77 invested in shares of all AllianceBernstein Mutual Funds
(excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

   The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The five investment professionals(1) with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R.
B. Davidson III, Wayne Godlin and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the
Portfolios--Portfolio Managers" in the Prospectus.

   EXCEPT AS SET FORTH BELOW, THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES
IN THE PORTFOLIOS' SECURITIES AS OF SEPTEMBER 30, 2011.

--------
1  Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups
   (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

                                            DOLLAR RANGE OF EQUITY
                                                  SECURITIES
              NEW YORK MUNICIPAL PORTFOLIO     IN THE PORTFOLIO
              ----------------------------  ----------------------
                  Michael Brooks             Over $     1,000,000
                  R. B. Davidson III         Over $     1,000,000
                  Terrance T. Hults               $10,001-$50,000

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.

                                      45

NEW YORK MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    TOTAL ASSETS OF
                                                      NUMBER OF       REGISTERED
                                  TOTAL ASSETS OF    REGISTERED       INVESTMENT
                    TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                    OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                     INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
PORTFOLIO             COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
MANAGER                MANAGED       MILLIONS)          FEES           MILLIONS)
---------           ------------- --------------- ----------------- ---------------
Michael Brooks           27           $14,953           None             None
Fred S. Cohen            27           $14,953           None             None
R. B. Davidson III       27           $14,953           None             None
Wayne Godlin             27           $14,953           None             None
Terrance T. Hults        27           $14,953           None             None

CALIFORNIA MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                 TOTAL ASSETS
                                                     NUMBER OF   OF REGISTERED
                                                     REGISTERED   INVESTMENT
                          TOTAL     TOTAL ASSETS OF  INVESTMENT    COMPANIES
                         NUMBER       REGISTERED     COMPANIES      MANAGED
                      OF REGISTERED   INVESTMENT      MANAGED        WITH
                       INVESTMENT      COMPANIES        WITH     PERFORMANCE-
                        COMPANIES     MANAGED (IN   PERFORMANCE-  BASED FEES
  PORTFOLIO MANAGER      MANAGED       MILLIONS)     BASED FEES  (IN MILLIONS)
  -----------------   ------------- --------------- ------------ -------------
  Michael Brooks           27           $15,502         None         None
  Fred S. Cohen            27           $15,502         None         None
  R. B. Davidson III       27           $15,502         None         None
  Wayne Godlin             27           $15,502         None         None
  Terrance T. Hults        27           $15,502         None         None

DIVERSIFIED MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    TOTAL ASSETS OF
                                                      NUMBER OF       REGISTERED
                                  TOTAL ASSETS OF    REGISTERED       INVESTMENT
                    TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                    OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                     INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                      COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER      MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------   ------------- --------------- ----------------- ---------------
Michael Brooks           27           $11,622           None             None
Fred S. Cohen            27           $11,622           None             None
R. B. Davidson III       27           $11,622           None             None
Wayne Godlin             27           $11,622           None             None
Terrance T. Hults        27           $11,622           None             None

                                      46

NEW YORK MUNICIPAL PORTFOLIO

CALIFORNIA MUNICIPAL PORTFOLIO

DIVERSIFIED MUNICIPAL PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                  NUMBER OF   TOTAL ASSETS OF
                                                    POOLED        POOLED
                        TOTAL    TOTAL ASSETS OF  INVESTMENT    INVESTMENT
                      NUMBER OF      POOLED        VEHICLES      VEHICLES
                        POOLED     INVESTMENT      MANAGED     MANAGED WITH
                      INVESTMENT    VEHICLES         WITH      PERFORMANCE-
  PORTFOLIO            VEHICLES    MANAGED (IN   PERFORMANCE- BASED FEES (IN
  MANAGER              MANAGED      MILLIONS)     BASED FEES     MILLIONS)
  ---------           ---------- --------------- ------------ ---------------
  Michael Brooks          1            $14           None          None
  Fred S. Cohen           1            $14           None          None
  R. B. Davidson III      1            $14           None          None
  Wayne Godlin            1            $14           None          None
  Terrance T. Hults       1            $14           None          None

NEW YORK MUNICIPAL PORTFOLIO

CALIFORNIA MUNICIPAL PORTFOLIO

DIVERSIFIED MUNICIPAL PORTFOLIO

                                OTHER ACCOUNTS

                                                               TOTAL ASSETS OF
                       TOTAL                   NUMBER OF OTHER      OTHER
                       NUMBER  TOTAL ASSETS OF    ACCOUNTS        ACCOUNTS
                         OF         OTHER          MANAGED          WITH
                       OTHER      ACCOUNTS          WITH        PERFORMANCE-
  PORTFOLIO           ACCOUNTS   MANAGED (IN    PERFORMANCE-   BASED FEES (IN
  MANAGER             MANAGED     MILLIONS)      BASED FEES       MILLIONS)
  ---------           -------- --------------- --------------- ---------------
  Michael Brooks       1,170       $13,249            2             $139
  Fred S. Cohen        1,170       $13,249            2             $139
  R. B. Davidson III   1,170       $13,249            2             $139
  Wayne Godlin         1,170       $13,249            2             $139
  Terrance T. Hults    1,170       $13,249            2             $139

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

       As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. The Manager has adopted a Code of Business
Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser
permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

       Managing Multiple Accounts for Multiple Clients. The Manager has
compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.
Conflicts of interest may

                                      47

arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the
Manager's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts.
Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

       Allocating Investment Opportunities. The Manager has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Manager routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

       The Manager's procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Manager could share in investment gains.

       To address these conflicts of interest, the Manager's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts;
the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

   Portfolio Manager Compensation
   ------------------------------

          The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the
AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: The base salary is fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance
(e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager's leadership criteria.

                                      48

          (iii) Discretionary incentive compensation in the form of awards under the Manager's Partners Compensation Plan ("deferred awards"): The
Manager's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts.
Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the
Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual
Funds offered to mutual fund investors. Since 2009, deferred awards have been in the form of restricted grants of the Manager's Master Limited Partnership
Units. In 2011, award recipients will have the ability to invest a portion of their awards (no more than half up to a certain cap) in deferred cash.

          (iv) Contributions under the Manager's Profit Sharing/401(k) Plan:
The contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

          (v) Compensation under the Manager's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special
Option Program is made at the sole discretion of the Manager.

                                      49

                             EXPENSES OF THE FUND

Distribution Services Agreement
-------------------------------

   The Fund has entered into a Distribution Services Agreement (the
"Agreement") with ABI, the Fund's principal underwriter (the "Principal
Underwriter"), to permit the Principal Underwriter to distribute the
Portfolios' Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the
"Rule 12b-1 Plan").

   During the fiscal year ended September 30, 2011, the New York Municipal
Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio
paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $491,107, $149,684 and
$1,141,529, respectively, which constituted approximately 0.30%, 0.30% and
0.30% of each Portfolio's aggregate average daily net assets attributable to
Class A shares during the period. The Manager made payments from its own resources aggregating $730,747, $344,391 and $1,323,209, respectively.

   For the fiscal year ended September 30, 2011, expenses incurred by each
Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A shares were as follows:

                                    NEW YORK  CALIFORNIA DIVERSIFIED
                                    MUNICIPAL MUNICIPAL   MUNICIPAL
           CATEGORY OF EXPENSE      PORTFOLIO PORTFOLIO   PORTFOLIO
           -------------------      --------- ---------- -----------
           Advertising               $    0     $    0     $    0

           Printing and Mailing of
           Prospectuses to Persons
           Other than Current
           Shareholders              $1,467     $1,012     $1,431

                                      NEW YORK   CALIFORNIA DIVERSIFIED
                                      MUNICIPAL  MUNICIPAL   MUNICIPAL
        CATEGORY OF EXPENSE           PORTFOLIO  PORTFOLIO   PORTFOLIO
        -------------------           ---------- ---------- -----------

        Compensation to Broker-
        Dealers and Other Financial
        Intermediaries (excluding
        ABI)                          $  798,954  $197,550  $1,584,906

        Compensation to ABI           $  137,654  $118,221  $  205,180

        Compensation to Sales
        Personnel                     $  106,709  $ 25,583  $  407,502

        Interest, Carrying or Other
        Financing Charges             $        0  $      0  $        0

        Other (includes printing of
        sales literature, travel,
        entertainment, due diligence
        and other promotional
        expenses)                     $  177,070  $151,709  $  265,719

        Totals                        $1,221,854  $494,075  $2,464,738

   During the fiscal year ended September 30, 2011, the New York Municipal
Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio
paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $9,195, $3,047 and $10,318, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of each
Portfolio's the aggregate average daily net assets attributable to Class B shares during the period. For the New York Municipal Portfolio, California
Municipal Portfolio and Diversified Municipal Portfolio, $6,664, $2,356 and
$8,163, respectively, were used to offset the distribution services fees paid in prior years.

                                      50

   For the fiscal year ended September 30, 2011, expenses incurred by each
Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                                        NEW YORK  CALIFORNIA DIVERSIFIED
                                        MUNICIPAL MUNICIPAL   MUNICIPAL
        CATEGORY OF EXPENSE             PORTFOLIO PORTFOLIO   PORTFOLIO
        -------------------             --------- ---------- -----------
        Advertising                      $    0      $  0      $    0

        Printing and Mailing of
        Prospectuses to Persons
        Other than Current
        Shareholders                     $    0      $  0      $    0

        Compensation to Broker-
        Dealers and Other Financial
        Intermediaries (excluding ABI)   $2,487      $674      $2,132
        Compensation to ABI              $   18      $  9      $    8

        Compensation to Sales
        Personnel                        $    5      $  0      $    9

        Interest, Carrying or Other
        Financing Charges                $    0      $  0      $    0

        Other (includes printing of
        sales literature, travel,
        entertainment, due diligence
        and other promotional
        expenses)                        $   21      $  8      $    6

        Totals                           $2,531      $691      $2,155

   During the fiscal year ended September 30, 2011, the New York Municipal
Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio
paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $615,799, $198,800 and
$1,036,826, respectively, which constituted approximately 1.00%, 1.00% and
1.00% of each Portfolio's aggregate average daily net assets attributable to
Class C shares during the period. The Manager made payments from its own resources aggregating $52,010 and $40,128 for the New York Municipal Portfolio
and California Municipal Portfolio, respectively. For Diversified Municipal
Portfolio $7,403 was used to offset the distribution services fees paid in prior years.

                                      51

   For the fiscal year ended September 30, 2011, expenses incurred by each
Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class C shares were as follows:

                                       NEW YORK  CALIFORNIA DIVERSIFIED
                                       MUNICIPAL MUNICIPAL   MUNICIPAL
         CATEGORY OF EXPENSE           PORTFOLIO PORTFOLIO   PORTFOLIO
         -------------------           --------- ---------- -----------
         Advertising                   $      0   $      0  $        0

         Printing and Mailing of
         Prospectuses to Persons
         Other than Current
         Shareholders                  $    387   $    240  $      364

         Compensation to Broker-
         Dealers and Other Financial
         Intermediaries (excluding
         ABI)                          $560,165   $192,070  $  918,908

         Compensation to ABI           $ 36,477   $ 18,539  $   30,573

         Compensation to Sales
         Personnel                     $ 23,506   $  3,758  $   40,476

         Interest, Carrying or Other
         Financing Charges             $      0   $      0  $        0

         Other (includes printing of
         sales literature, travel,
         entertainment, due diligence
         and other promotional
         expenses)                     $ 47,274   $ 24,321  $   39,102

         Totals                        $667,809   $238,928  $1,029,423

   Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolios as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers or other financial intermediaries without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC")
and distribution services fee on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the
Portfolios' shares.

   With respect to Class A shares of the Portfolios, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1
Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1
Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1
Plan is in effect.

                                      52

   Unreimbursed distribution expenses incurred as of September 30, 2011, and carried over for reimbursement in future years in respect of the Class B and
Class C shares for the Fund were, as of that time, as follows:

   Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class's net assets)

                                            CLASS B           CLASS C
                                       --------          ----------
      New York Municipal Portfolio     $753,661(99.99%)  $1,824,389(2.82%)
      California Municipal Portfolio   $508,291(317.81%) $1,120,006(5.55%)
      Diversified Municipal Portfolio  $466,548(57.12%)  $2,269,324(2.04%)

   The Rule 12b-1 Plan is in compliance with rules of the Financial Industry
Regulatory Authority ("FINRA"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

   In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the
Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

   The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

   The Rule 12b-1 Plan continues in effect from year to year with respect to each class of shares of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the
Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at a meeting held on October 20, 2011.

   In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Principal Underwriter with respect to that class and (ii) the Portfolios would not be obligated to pay the
Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

   ABIS, an indirect wholly-owned subsidiary of the Manager located at 8000 IH
10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares and Class C shares of each of the Portfolios, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended September 30, 2011, the New York Municipal Portfolio, the California
Municipal Portfolio and the Diversified Municipal Portfolio paid ABIS $24,769,
$18,000 and $46,423, respectively, pursuant to the Transfer Agency Agreement.

   ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

   Many Portfolio shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or AllianceBernstein pay to these financial intermediaries, including those that sell shares of the AllianceBernstein
Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the
Prospectus in the Portfolio expense tables under "Fees and Expenses of the
Portfolio." In addition, financial intermediaries may be affiliates of entities that receive compensation from AllianceBernstein or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

   Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

                                      53

            CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

   The Fund, the Manager and ABI have each adopted codes of ethics pursuant to
Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The
Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                                      54

                              PURCHASE OF SHARES

   The following information supplements that set forth in the Portfolios'
Prospectus under the heading "Investing in the Portfolios."

General
-------

   Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC
("Class C shares"), in each case as described below. All of the classes of shares of each Portfolio are subject to Rule 12b-1 asset-based sales charges.
Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the FINRA and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the
Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

   Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The
Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Portfolios' shares may receive differing compensation for selling different classes of shares.

   In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes.
This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders
----------------------------------------------------------------

   The Directors of the AllianceBernstein Mutual Funds have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The
AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated with Excessive or Short-Term Trading Generally
---------------------------------------------------------------

   While the AllianceBernstein Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a
Portfolio's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a
Portfolio calculates its NAV at the close of regular trading on the Exchange
(normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The

                                      55

AllianceBernstein Mutual Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a
Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading
-----------------------------------

   Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The
AllianceBernstein Mutual Funds, AllianceBernstein, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

    .  Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds,
       through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary  thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any
       90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the AllianceBernstein Mutual
       Funds, ABI and ABIS may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S.
       Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

    .  Account Blocking Procedures. If the AllianceBernstein Mutual Funds, ABI
       or ABIS determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately
       "blocked" and no future purchase or exchange activity will be permitted.
       However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the
       Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the
       AllianceBernstein Mutual Funds, ABI or ABIS that the account holder did not or will not in the future engage in excessive or short duration trading.

    .  Applications of Surveillance Procedures and Restrictions to Omnibus
       Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the
       Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the
       U.S. Postal Service (i.e., regular mail).

                                      56

    .  Risks to Shareholder Resulting from Imposition of Account Blocks in
       Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an
       AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in
       Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices
------------------------------------------------------------------------

   Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABI and ABIS to detect excessive or short duration trading in fund shares, there is no guarantee that the
AllianceBernstein Mutual Funds, ABI and ABIS will be able to identify these shareholders or curtail their trading practices. In particular, the
AllianceBernstein Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

   The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire those shares, including through an exchange.

   The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

   The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and
Class C shares will generally be slightly lower than the NAVs of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

   The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the
ABI prior to the close of regular trading on the Exchange on each day the
Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

   The Fund may, at its sole option, accept securities as payment for shares of a Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

   Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an
"Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the
National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following
Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

                                      57

   Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

   Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares,
(iii) Class B and Class C shares bear higher transfer agency costs than do
Class A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of
Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the
Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

   The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

   Class A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements--Group Retirement
Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio.
These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard,
ABI will reject any order (except orders from certain group retirement plans)
for more than $100,000 for Class B shares (see "Alternative Purchase
Arrangements--Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

   Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares.
Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

   Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

   Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which
Class B shares are subject to a CDSC may find it more advantageous to purchase
Class C shares.

                                      58

   For the fiscal years ended September 30, 2011, September 30, 2010 and
September 30, 2009, the aggregate amount of underwriting commission payable with respect to shares of the New York Municipal Portfolio was $783,557,
$1,123,448 and $241,727, respectively; the California Municipal Portfolio was
$111,174, $231,674 and $90,898, respectively; and the Diversified Municipal
Portfolio was $1,126,490, $2,028,319 and $437,560, respectively; of that amount, ABI received $619, $327 and $13,951, respectively, for the New York
Municipal Portfolio, $79, $29 and $3,123, respectively, for the California
Municipal Portfolio, and $409, $3,208 and $22,581, respectively, for the
Diversified Municipal Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009, ABI
received in contingent deferred sales charges with respect to Class A redemptions $37,258, $2,888 and $9,858, respectively, for the New York
Municipal Portfolio, $13,678, $15,000 and $772, respectively, for the
California Municipal Portfolio, and $118,828, $26,799 and $817, respectively, for the Diversified Municipal Portfolio. During the fiscal years ended
September 30, 2011, September 30, 2010 and September 30, 2009, ABI received in contingent deferred sales charges with respect to Class B redemptions $382,
$2,143 and $2,515, respectively, for the New York Municipal Portfolio, $262,
$1,284 and $4,582, respectively, for the California Municipal Portfolio, and
$1,217, $712 and $3,337, respectively, for the Diversified Municipal Portfolio.
During the fiscal years ended September 30, 2011, September 30, 2010 and
September 30, 2009, ABI received in contingent deferred sales charges with respect to Class C redemptions $26,359, $18,929 and $5,166, respectively, for the New York Municipal Portfolio, $4,478, $2,927 and $1,226, respectively, for the California Municipal Portfolio, and $31,778, $14,658 and $1,197,
respectively, for the Diversified Municipal Portfolio.

Class A Shares
--------------

   The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                 Sales Charge
                                 ------------

                                                        DISCOUNT OR
                                                         COMMISSION
                                               AS % OF   TO DEALERS
                                      AS % OF    THE    OR AGENTS OF
                                        NET     PUBLIC   UP TO % OF
                                       AMOUNT  OFFERING   OFFERING
            AMOUNT OF PURCHASE        INVESTED  PRICE      PRICE
            ------------------        -------- -------- ------------
            Up to $100,000...........   3.09%    3.00%      3.00%
            $100,000 up to $250,000..   2.04%    2.00%      2.00%
            $250,000 up to $500,000*.   1.01%    1.00%      1.00%
--------
* There is no initial sales charge on transactions of $500,000 or more.

   All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The
CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge." ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission
"re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with
ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

   No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds"
(as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature."

   Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of
$500,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

   In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

                                      59

   Class A Shares--Sales at NAV. Each Portfolio may sell its Class A shares at
NAV (i.e., without any initial sales charge) to certain categories of investors including:

    (i)  investment management clients of the Manager or its affiliates, including clients and prospective clients of the Manager's
         AllianceBernstein Institutional Investment Management division;

   (ii)  officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

  (iii)  (a) persons participating in a fee-based program, sponsored and maintained by a broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or (b) clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries;

(iv)certain retirement plan accounts as described under "Alternative Purchase
    Arrangements--Group Retirement Plans;" and

(v)current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an
   SEC enforcement action against the Manager and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein
   Mutual Funds who, in each case, purchase shares of an AllianceBernstein mutual fund from ABI through deposit with ABI of the Distribution check.

Class B Shares
--------------

   Investors may purchase Class B shares of a Portfolio at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

   Effective January 31, 2009, sales of Class B shares of each Portfolio to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through a Portfolio's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of
January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

   Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

   For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.

   The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

   Investors may purchase Class C shares of a Portfolio at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell
Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year

                                      60

or more. Class C shares do not convert to any other class of shares of the
Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

   Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1% as are
Class A share purchases by certain retirement plans (see "Alternative Purchase
Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their
NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional
Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.
Therefore, $400 of the $600 redemption proceeds will be charged at a rate of
2.0% (the applicable rate in the second year after purchase as set forth below).

   For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                          CONTINGENT DEFERRED
                                          SALES CHARGE AS A %
                                           OF DOLLAR AMOUNT
                   YEAR SINCE PURCHASE     SUBJECT TO CHARGE
                   -------------------    -------------------
                   First                         3.00%
                   Second                        2.00%
                   Third                         1.00%
                   Fourth and thereafter         None

   In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

   Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of its Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

   The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as
amended, (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of
70 1/2, (iii) that had been purchased by present or former Directors of the
Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge
Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, and (vi) that had been purchased with proceeds from a
Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of
Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or
(iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single

                                      61

account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

   The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

   Class A Shares. Class A shares of a Portfolio are available at NAV to all
AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and
100 or more employees. For the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.
Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies.
However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule
12b-1 Plan.

   Class B Shares. Class B shares of the Portfolios may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

   Class C Shares. Class C shares of the Portfolios are available to
AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

   Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC for Class A shares may be waived. As described above, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

                                      62

Sales Charge Reduction Programs
-------------------------------

   The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in
CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

   Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio (and any other
AllianceBernstein Mutual Fund) into a single "purchase." The term "purchase"
means a single or concurrent purchase of shares of a Portfolio or any other
AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of a
Portfolio for his, her or their own account(s), including certain
CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

   Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

    .  AllianceBernstein 2000 Retirement Strategy

    .  AllianceBernstein 2005 Retirement Strategy

    .  AllianceBernstein 2010 Retirement Strategy

    .  AllianceBernstein 2015 Retirement Strategy

    .  AllianceBernstein 2020 Retirement Strategy

    .  AllianceBernstein 2025 Retirement Strategy

    .  AllianceBernstein 2030 Retirement Strategy

    .  AllianceBernstein 2035 Retirement Strategy

    .  AllianceBernstein 2040 Retirement Strategy

    .  AllianceBernstein 2045 Retirement Strategy

    .  AllianceBernstein 2050 Retirement Strategy

    .  AllianceBernstein 2055 Retirement Strategy

AllianceBernstein Bond Fund, Inc.

    .  AllianceBernstein Bond Inflation Strategy

    .  AllianceBernstein Intermediate Bond Portfolio

    .  AllianceBernstein Limited Duration High Income Portfolio

    .  AllianceBernstein Municipal Bond Inflation Strategy

    .  AllianceBernstein Real Asset Strategy

AllianceBernstein Cap Fund, Inc.

    .  AllianceBernstein Dynamic All Market Fund

    .  AllianceBernstein Dynamic All Market Plus Fund

    .  AllianceBernstein Emerging Markets Multi-Asset Portfolio

    .  AllianceBernstein International Discovery Equity Portfolio

    .  AllianceBernstein International Focus 40 Portfolio

                                      63

    .  AllianceBernstein Market Neutral Strategy - U.S.

    .  AllianceBernstein Market Neutral Strategy - Global

    .  AllianceBernstein Select US Equity Portfolio

    .  AllianceBernstein Small Cap Growth Portfolio

    .  AllianceBernstein U.S. Strategic Research Portfolio

AllianceBernstein Core Opportunities Fund, Inc.

AllianceBernstein Equity Income Fund, Inc.

AllianceBernstein Exchange Reserves

AllianceBernstein Global Bond Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Thematic Growth Fund, Inc.

AllianceBernstein Greater China '97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Income Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Municipal Income Fund, Inc.

    .  AllianceBernstein High Income Municipal Portfolio

    .  California Portfolio

    .  National Portfolio

    .  New York Portfolio

AllianceBernstein Municipal Income Fund II

    .  Arizona Portfolio

    .  Massachusetts Portfolio

    .  Michigan Portfolio

    .  Minnesota Portfolio

    .  New Jersey Portfolio

    .  Ohio Portfolio

    .  Pennsylvania Portfolio

    .  Virginia Portfolio

AllianceBernstein Small/Mid Cap Growth Fund, Inc.

AllianceBernstein Trust

    .  AllianceBernstein Global Value Fund

    .  AllianceBernstein International Value Fund

    .  AllianceBernstein Small/Mid Cap Value Fund

    .  AllianceBernstein Value Fund

AllianceBernstein Unconstrained Bond, Inc.

                                      64

The AllianceBernstein Portfolios

    .  AllianceBernstein Balanced Wealth Strategy

    .  AllianceBernstein Conservative Wealth Strategy

    .  AllianceBernstein Growth Fund

    .  AllianceBernstein Tax-Managed Balanced Wealth Strategy

    .  AllianceBernstein Tax-Managed Conservative Wealth Strategy

    .  AllianceBernstein Tax-Managed Wealth Appreciation Strategy

    .  AllianceBernstein Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

    .  AllianceBernstein Intermediate California Municipal Portfolio

    .  AllianceBernstein Intermediate Diversified Municipal Portfolio

    .  AllianceBernstein Intermediate New York Municipal Portfolio

    .  AllianceBernstein International Portfolio

    .  AllianceBernstein Short Duration Portfolio

    .  AllianceBernstein Tax-Managed International Portfolio

   Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

   Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase
Arrangements -- Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

    (i)  the investor's current purchase;

   (ii)  the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund, including
         AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

  (iii)  the higher of cost or NAV of all shares described in paragraph
         (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

   The initial charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AllianceBernstein
Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or
(b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

   For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current
NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2% rate applicable to a single $300,000 purchase of shares of the
Portfolio, rather than the 3% rate.

   Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements -- Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any
AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a
Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein
Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the
Letter of Intent is in effect will begin on the date of that earliest purchase.
However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

   Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of
Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of a Portfolio worth
$20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the

                                      65

Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

   The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a
Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

   Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

   Reinstatement Privilege . A shareholder who has redeemed any or all of his or her Class A shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual
Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a
Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

   Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Fund's
Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend
Reinvestment Program should complete the appropriate section of the Mutual Fund
Application found in your Prospectus. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

   In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the amount has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

   Dividend Direction Plan. A shareholder who already maintains an account in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s).
Further information can be obtained by contacting ABIS at the address or the
"For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund
Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

   General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated
amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

   Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the
Portfolio.

   Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a

                                      66

Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of
Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or
$5,000, whichever is less.

   Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

   CDSC Waiver for Class A, Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

   Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

   With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

   The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

   Payments to Financial Advisors and Their Firms
   ----------------------------------------------

   Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

   In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

   In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

   In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class
C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

   Your financial advisor's firm receives compensation from the Fund, ABI and/or AllianceBernstein in several ways from various sources, which include some or all of the following:

    .  upfront sales commissions

    .  Rule 12b-1 fees

    .  additional distribution support

    .  defrayal of costs for educational seminars and training

    .  payments related to providing shareholder recordkeeping and/or transfer agency services

   Please read the Prospectus carefully for information on this compensation.

   Other Payments for Distribution Services and Educational Support
   ----------------------------------------------------------------

   In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Investing in the Portfolios--The
Different Share Class Expenses--Asset-Based Sales Charges or Distribution
and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor),
ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the

                                      67

individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the
AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25%
of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

   For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the
AllianceBernstein Mutual Funds or approximately $20 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

   A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a
"preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

   The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual
Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement"
above. These expenses paid by the Fund are included in "Other Expenses" under
"Fees and Expenses of the Portfolio - Annual Portfolio Operating Expenses" in
the Prospectus.

   If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

   Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund,
AllianceBernstein, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

   ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

   Advisor Group, Inc.
   Ameriprise Financial Services
   AXA Advisors
   Cadaret, Grant & Co.
   CCO Investment Services Corp.
   Chase Investment Services
   Commonwealth Financial Network
   Donegal Securities
   Financial Network Investment Company
   LPL Financial Corporation
   Merrill Lynch
   Morgan Stanley Smith Barney
   Multi-Financial Securities Corporation
   Northwestern Mutual Investment Services
   PrimeVest Financial Services
   Raymond James
   RBC Wealth Management
   Robert W. Baird
   UBS Financial Services
   Wells Fargo Advisors

   Although the Fund may use brokers and dealers who sell shares of the
Portfolios to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

                                      68

                      REDEMPTION AND REPURCHASE OF SHARES

   The following information supplements that set forth in the Portfolios'
Prospectus under the heading "Investing in the Funds." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.
Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

   Subject only to the limitations described below, the Fund's Articles of
Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

   The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency
(as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

   Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio' portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class
B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

   To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

   To redeem shares of a Portfolio represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Portfolio. The signature or signatures on the assignment form must be guaranteed in the manner described above.

   Telephone Redemption by Electronic Funds Transfer. Each Portfolio
shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at
(800) 221-5672 if the shareholder has completed the appropriate portion of the
Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

   Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record.
A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

   Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares

                                      69

(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS
will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

   The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the
Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the
Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's
NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary.
Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a
Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

   The Fund reserves the right to close out an account that has remained below
$500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to
15 calendar days following the purchase date.

                             SHAREHOLDER SERVICES

   The following information supplements that set forth in the Portfolios'
Prospectus under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all classes of shares of each
Portfolio unless otherwise indicated.

Automatic Investment Program
----------------------------

   Investors may purchase shares of a Portfolio through an automatic investment program utilizing "electronic funds transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount
(at least $50) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact
ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

   Shareholders committed to monthly investments of $25 or more through the
Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum. As of January 31, 2009, the Automatic
Investment Program will be available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009.

Exchange Privilege
------------------

   You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange
Reserves, a money market fund managed by the Manager) if the other
AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

                                      70

   Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the
AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

   Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

   All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein
Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

   Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund
Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

   Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above.
Telephone requests for exchange received before 4:00 p.m., Eastern time, on a
Fund business day will be processed as of the close of business on that day.
During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

   A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.
Auto Exchange transactions normally occur on the 12th day of each month, or the
Fund business day prior thereto.

   None of the AllianceBernstein Mutual Funds, the Manager, the Principal
Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The
Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

   The exchange privilege is available only in states where shares of the
AllianceBernstein Mutual Fund being acquired may legally be sold. Each
AllianceBernstein Mutual Fund reserves the right, at any time on 60 days'
notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

   Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
------------------------------------------------------------------------

   Checkwriting . A new Class A or Class C investor may fill out the Signature
Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank")
to draw against

                                      71

Class A or Class C shares of a Portfolio redeemed from the investor's account.
Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the
Bank's customary rules and regulations governing checking accounts, and the
Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

   When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked
"insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

                                NET ASSET VALUE

   The per share NAV of each Portfolio is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act.
A Portfolio's per share NAV is calculated by dividing the value of the
Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

   Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the
Funds' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the
Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

   Whenever possible, securities are valued based on market information on the business day as of which the value being determined, as follows:

   (a) a security listed on the Exchange, or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ"))
is valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

   (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing
Price;

   (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Manager) on which the security is traded;

   (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item
(e)). If neither a current bid nor a current ask price is available, the
Manager will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

   (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

   (f) a right is valued at the last traded price provided by approved pricing services;

   (g) a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it will no longer be valued;

   (h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Manager determines that this method does not represent fair value);

                                      72

   (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Manager believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of particular markets.
The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Manager determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized wherever two or more quoted mid prices are obtained;

   (j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Manager believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Manager has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

   (k) bank loans are valued on the basis of bid prices provided by a pricing service;

   (l) bridge loans are valued at par, unless it is determined by the Valuation
Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

   (m) residential and commercial mortgage whose loans and whose loan pools are fair market priced by a pricing service;

   (n) forward and spot currency pricing is provided by pricing services;

   (o) a swap is valued by the Manager utilizing various external sources to obtain inputs for variables in pricing models;

   (p) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service; and

   (q) open end mutual funds are valued at the closing NAV per share and closed end funds are valued at the closing market price per share.

   Each Portfolio values its securities at their current market value determined on the basis of market quotations set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets)
and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, a Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to its oversight, the Board has delegated responsibility for valuing the Portfolios' assets to the Manager. The Manager has established a Valuation
Committee, which operates under the policies and procedures approved by the
Board, to value the Portfolios' assets on behalf of the Portfolios. The
Valuation Committee values Portfolio assets as described above.

   A Portfolio's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities

                                      73

owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

   The net asset value of each Portfolio is calculated by subtracting the liabilities allocated to the Portfolio from the value of the assets belonging to that Portfolio. The NAV of each class of shares of the Portfolio is determined separately by subtracting the liabilities attributable to that class from the assets attributable to that class, and then dividing the result by the number of outstanding shares of that class, all in accordance with a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends each Portfolio to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a
Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and
(ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

   The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31.
For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the
4% excise tax. The current policy of each Portfolio is to declare ordinary income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends paid by a Portfolio, if any, with respect to Class A, Class B and
Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

   The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive
90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income
(the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the
"diversification requirements"). It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

                                      74

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the
Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

   Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a
Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash.
Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits
("regular dividends") are generally subject to tax as ordinary income. However, any dividends paid by the Portfolios (as defined below) and properly reported as exempt-interest dividends will not be subject to regular federal income tax.

   The New York Municipal Portfolio provides income which is (in large part)
tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from
New York Municipal Securities or securities issued by possessions of the United
States. The California Municipal Portfolio provides in large part income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from
California Municipal Securities or securities issued by possessions of the
United States. The Diversified Municipal Portfolio provides in large part income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains of income on transactions in swap contracts, options, futures contracts and options on futures contracts as well as gains on the sale of
Municipal Securities are not tax-exempt. Accordingly, the Portfolios will expect to comply with the requirement of Code Section 852(b)(5) that on a quarterly basis at least 50% of the value of each such Portfolio's total assets consists of Municipal Securities. This requirement may limit these Portfolios'
ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of the Diversified Municipal Portfolio may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the
Portfolios in their individual states or localities.

   As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a
Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax exempt income.

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

                                      75

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the
Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock.
Accordingly, in order to satisfy its income distribution requirements, the
Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Portfolio that represents income derived from certain revenue or private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a
"substantial user" of a facility financed by such bonds, or a "related person"
thereof. Moreover, some or all of the exempt-interest dividends distributed by a Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a Portfolio may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or
(ii) subject to a federal alternative minimum tax, the federal "branch profits"
tax, or the federal "excess net passive income" tax.

   A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon.
Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the
Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

   A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

   Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a
Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the
Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or

                                      76

other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the
Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle.
Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios. The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s)
made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

   The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second

                                      77

acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the
Internal Revenue Service (the "IRS").

   Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to a Portfolio's shares of
$2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of
U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S.
shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S.
shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional
"branch profits tax" imposed at a rate of 30% (or lower treaty rate). A
non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   A 30% withholding tax will be imposed on dividends paid after December 31,
2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect
U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and TIN of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

   In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

   Distributions that a Portfolio reports as "short-term capital gain dividends" or "long-term capital gain dividends" will not be treated as such to a recipient foreign shareholder if the distribution is attributable to a REIT's distribution to a Portfolio of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the
Portfolio's direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30%
withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign

                                      78

shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35%
withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Portfolio's direct or indirect interests in
U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio could be subject to the 35%
withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Portfolio's outstanding shares throughout either such person's holding period for the redeemed shares or, if shorter, the previous five years.

   The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a foreign shareholder's participation or a
Portfolio's participation in a wash sale transaction or the payment of a substitute dividend.

   Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

   Cost Basis Reporting. As part of the Energy Improvement and Extension Act of
2008, mutual funds are required to report to the Internal Revenue Service the
"cost basis" of shares acquired by a shareholder on or after January 1, 2012
("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

   Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO)
and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Portfolio's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

   If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

   You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general oversight of the Board, the Manager is responsible for the investment decisions and of placing of orders for portfolio securities for each of the Portfolios. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction
(generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolios or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   Most transactions for the Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Manager maintains regular contact. Most transactions made by the Portfolios will be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Manager believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

   The Portfolios have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolios to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Manager may, in its discretion, purchase and sell

                                      79

securities through brokers and dealers who provide research, statistical and other information to the Manager. Such services may be used by the Manager for all of its investment advisory accounts and, accordingly, not all such services may be used by the Manager in connection with the Portfolios. The supplemental information received from a dealer is in addition to the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such information.

   The Portfolios may from time to time place orders for the purchase or sale of securities with SCB & Co., an affiliate of the Manager. In such instances the placement of orders with such broker would be consistent with the
Portfolios' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and
Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   The Portfolios did not pay any brokerage commissions for the past three fiscal years.

Disclosure of Portfolio Holdings
--------------------------------

   The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolios and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   The Manager has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of a Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios'
shareholders without compromising the integrity or performance of the
Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

   Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager generally posts on the website a complete schedule of the Portfolios' portfolio securities, generally as of the last day of each calendar month, approximately
30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the
Portfolio's assets represented by the Portfolio's holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios' top ten holdings (including name and the percentage of the Portfolios' assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   The Manager may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the
Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Manager's Chief Compliance
Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolios' shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolios or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

                                      80

   The Manager has established procedures to ensure that each Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Manager's Chief Compliance
Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's
Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief Compliance Officer (or his designee)
or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique
International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of a Portfolio's assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios'
portfolio holdings information unless specifically authorized.

         CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                         FIRM AND FINANCIAL STATEMENTS

Custodian and Accounting Agent
------------------------------

   State Street Bank and Trust Company, One Lincoln Street, Boston,
Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

   ABI, an indirect wholly owned subsidiary of AllianceBernstein, located at
1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal
Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel
-------

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York,
New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm
---------------------------------------------

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017,
has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of the Portfolios.

Additional Information
----------------------

   Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act.
Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in
Washington, D.C.

   The Report of the Independent Registered Public Accounting Firm and
financial statements of the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the
1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30,
2011 and was filed on December 6, 2011. It is available without charge upon request by calling ABIS at (800) 227-4618.

                                      81

                              GENERAL INFORMATION

   The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001. Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the
Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors.
Such removal can be effected upon the action of two thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the
Fund does not intend to hold annual meetings of shareholders.

   A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the
Portfolio represented by the redeemed shares less any applicable CDSC.
Generally, shares of each Portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner. Each class of shares of the
Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

   As of January 6, 2012, to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the New York Municipal
Portfolio, California Municipal Portfolio or Diversified Municipal Portfolio or
any class of the Portfolios:

                                      82

                                                 NO. OF SHARES % OF
NAME AND ADDRESS                                   OF CLASS    CLASS
------------------------------------------------ ------------- -----
NEW YORK MUNICIPAL PORTFOLIO

CLASS A SHARES:

CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                      3,732,809.563 27.95%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                        3,082,371.935 23.08%

MLPF&S FOR THE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 322466484                        1,136,090.756  8.51%

NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503                             987,835.589  7.40%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5/TH/ FLOOR
WEEHAWKEN NJ 07086-6761                            906,108.822  6.78%

CLASS B SHARES:

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                           15,898.858 32.35%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                           5,550.165 11.29%

NATIONAL FINANCIAL SERVICES LLC

FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL
FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY
10281-5503                                           5,233.092 10.65%

LPL FINANCIAL
9785 TOWNE CENTRE DR
SAN DIEGO CA 921211968                               3,934.704  8.01%

CITIGROUP GLOBAL MARKETS
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34/TH/ ST FL 3
NEW YORK NY 10001-2402                               3,706.374  7.54%

                                      83

                                                   NO. OF SHARES % OF
NAME AND ADDRESS                                     OF CLASS    CLASS
-------------------------------------------------- ------------- -----

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968                                3,695.422  7.52%

CLASS C SHARES:

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                          1,298,547.199 27.75%

CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                          887,826.616 18.98%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                           629,311.110 13.45%

NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL
FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503                               360,253.974  7.70%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5/TH/ FLOOR
WEEHAWKEN NJ 07086-6761                              271,144.597  5.80%

CALIFORNIA MUNICIPAL PORTFOLIO
------------------------------

CLASS A SHARES:

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                          1,507,903.327 30.37%

FIRST CLEARING, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                            650,812.259 13.11%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5(TH) FLOOR
WEEHAWKEN NJ 07086-6761                              576,153.608 11.60%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                           573,515.996 11.55%

                                      84

                                                   NO. OF SHARES % OF
NAME AND ADDRESS                                     OF CLASS    CLASS
-------------------------------------------------- ------------- -----
MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER
PLAZA II 3/RD/ FLOOR
JERSEY CITY, NJ 07311                               506,621.082  10.20%

CLASS B SHARES:
--------------

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                            4,735.992  48.40%

FIRST CLEARING, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                             3,308.994  33.82%

JEANNE VILLEGAS & SAUL
VILLEGAS JTWROS TOD/DE
1135 SEVILLE DR
PACIFICA CA 94044-3553                                1,155.329  11.81%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                               583.391   5.96%

CLASS C SHARES:

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                          387,980.960  26.90%

FIRST CLEARING, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                           232,318.237  16.11%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5/TH/ FLOOR
WEEHAWKEN NJ 07086-6761                             131,302.654   9.10%

CITIGROUP GLOBAL MARKETS
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34/TH/ ST FL 3
NEW YORK NY 10001-2402                              103,905.416   7.20%

MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER
PLAZA II 3/RD/ FLOOR
JERSEY CITY, NJ 07311                                92,581.574   6.46%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                            75,995.738   5.27%

                                      85

                                                   NO. OF SHARES % OF
NAME AND ADDRESS                                     OF CLASS    CLASS
-------------------------------------------------- ------------- -----
CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                           73,398.540  5.09%

DIVERSIFIED MUNICIPAL PORTFOLIO

CLASS A SHARES:

CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                        8,620,247.181 22.12%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                         4,553,409.276 11.68%

FIRST CLEARING, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                          4,308,787.394 11.06%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5/TH/ FLOOR
WEEHAWKEN NJ 07086-6761                            3,866,473.685  9.92%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                          2,506,236.196  6.43%

NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503                             2,389,915.894  6.13%

CLASS B SHARES:
--------------

FIRST CLEARING, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                             16,259.813 31.23%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                              4,529.362  8.70%

CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                            4,529.504  8.70%

                                      86

                                                   NO. OF SHARES % OF
NAME AND ADDRESS                                     OF CLASS    CLASS
-------------------------------------------------- ------------- -----
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                             4,100.524  7.88%

CITIGROUP GLOBAL MARKETS
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34/TH/ ST FL 3
NEW YORK NY 10001-2402                                 3,711.317  7.13%

NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503                                 2,642.756  5.08%

CLASS C SHARES:

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                         1,434,387.532 17.64%

FIRST CLEARI NG, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                          1,040,074.792 12.79%

NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503                               803,159.601  9.88%

RAYMOND JAMES
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM
ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33716-1102                          707,163.993  8.70%

CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                          681,380.833  8.38%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                            533,291.872  6.56%

                                      87

                              NO. OF SHARES % OF
NAME AND ADDRESS                OF CLASS    CLASS
----------------------------- ------------- -----

MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER
PLAZA II 3/RD/ FLOOR
JERSEY CITY, NJ 07311          495,164.408  6.09%

CITIGROUP GLOBAL MARKETS
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34/TH/ ST FL 3
NEW YORK NY 10001-2402         484,858.014  5.96%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5/TH/ FLOOR
WEEHAWKEN NJ 07086-6761        477,230.410  5.87%

                                      88

                                  APPENDIX A:

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS
---------------------------------------------------

   The following descriptions of Standard & Poor's Corporation ("Standard &
Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc.
("Moody's") corporate and municipal bond ratings have been published by
Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/2/

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) or MINUS (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch(3)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information.
Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.
--------
(2)  Reprinted from Standard & Poor's Bond Guide.
(3)  As provided by Fitch Ratings, Inc.

                                      A-1

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD AND D Bonds represent the highest potential for default and the lowest potential for recovery.

PLUS(+) MINUS (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody's(4)

AAA Bonds which are rated Aaa by Moody's are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS
---------------------------------------------------------------

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

                                      A-2

Standard & Poor's(5)

--------
(4)  Reprinted from Moody's Bond Record and Short Term Market Record.
(5)  Reprinted from Standard & Poor's Bond Guide.

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1"
for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment.
They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch(6)
-------

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's(7)
---------

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    .  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    .  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    .  Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios,

                                      A-3

while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

--------
(6)  As provided by Fitch Ratings, Inc.
(7)  Reprinted from Moody's Bond Record and Short Term Market Record.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS
-------------------------------------

   The following descriptions of municipal bond ratings have been published by
Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(8)
-----------------

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus
(+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(9)
-----

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

--------
(8)  Reprinted from Standard & Poor's Bond Guide
(9)  As provided by Fitch Ratings, Inc.

                                      A-4

                                 APPENDIX B :

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

    1. Introduction

       As a registered investment adviser, AllianceBernstein L.P.
       ("ALLIANCEBERNSTEIN", "WE" OR "US") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value.
       Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding
       Responsible Investment ("RI Policy") is attached to this Statement as an
       Exhibit.

       We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

       This statement is intended to comply with Rule 206(4)-6 of the
       Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment
       Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and
       non-U.S. securities.

                                      B-1

2. Proxy Policies

       Our proxy voting policies are principle-based rather than rules-based.
       We adhere to a core set of principles that are described in this
       Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value.
       We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

       This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders.
          We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place.
          Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have

                                      B-2

          written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors
          (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

                                      B-3

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals.
          However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.
          Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that

                                      B-4

          cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.
          However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

  2.8. Executive Compensation

       AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure

                                      B-5

       that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010.
       Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that

                                      B-6

       are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

  2.9. ESG

       We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

       Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more

                                      B-7

       shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3. Proxy Voting Procedures

  3.1. Proxy Voting Committees

       Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for
       AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate
       Proxy Committee will evaluate the proposal. In addition, the Proxy
       Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and
       Compliance Department.

       Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy
       Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

       It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy
       Voting Manual no less frequently than annually. In addition, the Proxy
       Committees meet as necessary to address special situations.

  3.2. ENGAGEMENT

       In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy
       Committees may consult chief

                                      B-8

       investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members.
       Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

       Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

  3.3. Conflicts of Interest

       AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes
       AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests.
       Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including:
       (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees'
       material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote;
       (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved

                                      B-9

       in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

       Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

  3.4. Proxies of Certain Non-U.S. Issuers

       Proxy voting in certain countries requires "share blocking."
       Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.
       During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

       AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example,
       AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another

                                     B-10

       example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing
       AllianceBernstein's voting instructions.

                                     B-11

  3.5. Loaned Securities

       Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue.
       AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

  3.6. Proxy Voting Records

       Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President &
       Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the
       Americas, New York, NY 10105.

       [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
       June 30, without charge. Simply visit AllianceBernstein's web site at
       www.alliancebernstein.com, go to the Securities and Exchange
       Commission's web site at www.sec.gov or call AllianceBernstein at
       (800) 227-4618.

                                     B-12

                                                                        Exhibit

                         Statement of Policy Regarding
                            Responsible Investment
                    Principles for Responsible Investment,
                   ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients'
objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible
Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI")
incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

                                     B-13

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the
Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the
Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the
Principles.

                                     B-14

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting
AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by
John Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of
the Proxy Voting Committee for Bernstein.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee

member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Steve Cheetham: SVP-Value, London
James Crawford: SVP-Value, Australia
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
David Lesser: VP-Legal, New York
Jason Ley: SVP-Growth, Chicago
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
John Phillips: SVP-Value, New York
Guy Prochilo: SVP-Institutional Investments, New York
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                     B-15

[LOGO OF ALLIANCEBERNSTEIN]

                                      ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO
                                                       CLASS A, CLASS B, CLASS C
--------------------------------------------------------------------------------

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                January 31, 2012

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") relates to the following classes of the AllianceBernstein Short Duration Plus Portfolio (the "Portfolio")
of the Sanford C. Bernstein Fund, Inc. (the "Fund").

CLASS     EXCHANGE TICKER SYMBOL
-------   ----------------------
Class A           ADPAX
Class B           ADPBX
Class C           ADPCX

     This SAI is not a prospectus but supplements and should be read in conjunction with the prospectus, dated January 31, 2012, as it may be amended and/or supplemented from time to time, for the Portfolio's Class A, Class B and
Class C shares (the "Prospectus"). Copies of the Prospectus and the Portfolio's
annual report may be obtained by contacting AllianceBernstein Investor Services,
Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com. Certain financial statements from the Fund's annual report dated September 30, 2011 are incorporated by reference into this SAI. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                                                            PAGE
                                                                            ----

CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

                                        1

                                  FUND HISTORY

     The Fund was incorporated under the laws of the State of Maryland on May 4,
1988 as an open-end management investment company. The Portfolio is diversified.

     The Short Duration Plus Portfolio, doing business as AllianceBernstein
Short Duration Portfolio, commenced offering the Short Duration Plus Class shares on December 12, 1988, pursuant to a separate Prospectus. On May 21, 2003, the Portfolio commenced offering Class A shares, Class B shares, and Class C shares.

                     INVESTMENT STRATEGIES AND RELATED RISKS

     The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objective, policies and restrictions of the Portfolio set forth in the Portfolio's
Prospectus. Except as otherwise noted, the Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment
Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund (the "Board") with respect to the Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the
Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that the Portfolio will achieve its investment objective.

     The Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, the Portfolio may invest in any of the securities described in the Prospectus and this SAI. In addition, the
Portfolio may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

     To identify attractive bonds for the Portfolio, AllianceBernstein L.P.
("AllianceBernstein" or the "Manager") evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Manager may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for the Portfolio.

     The Portfolio will not purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's
Corporation ("Standard & Poor's" or "S&P"), Fitch Ratings, Inc. ("Fitch") or
Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by
Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by
Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by the to be of comparable quality. In addition, the Portfolio will not purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2,
MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the
Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or
A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by
Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard &
Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are
considered to be speculative with regard to the payment of interest and principal.

     In addition to these policies, the Portfolio has policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of the Portfolio may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

     The maturity composition of the Portfolio may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

                                        2

     Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase.
Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of the Portfolio's shares fluctuates with the value of its investments.

     The term "net assets," as used in this SAI, means net assets plus any borrowings.

     The Portfolio may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally.
Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

     Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and
"overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

     In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label
MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

     The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans.
Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

     If the Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolio's securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

     Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

     The Portfolio may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

     The Portfolio may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large

                                        3

numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to the Portfolio if invested in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

     Some ABCP programs provide for an extension of the maturity date of the
ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. In purchasing these subordinated notes, the Portfolio will therefore have a higher likelihood of loss than investors in the senior notes.

     The Portfolio may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities.
Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

     The Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the
Portfolio, or if the maturity of a security is extended after purchase by the
Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

                             INVESTMENT RESTRICTIONS

     The Portfolio is subject to fundamental investment restrictions. The fundamental restrictions applicable to the Portfolio may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of the Portfolio means the lesser of (i)
67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

     The Portfolio will not, except as otherwise provided herein:

     1)   Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2)   Make short sales of securities or maintain a short position;

     3)   Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that the
          Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans)
          exceed 5% of its total assets. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

     4)   Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

     5)   Purchase or sell real estate or interests in real estate, although the
          Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

                                        4

     6)   Purchase oil, gas or other mineral interests;

     7)   Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

     8)   Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

     9)   Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10)  Invest in any securities of any issuer if, to the knowledge of the
          Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than
          5% of the outstanding securities of such issuer;

     11)  Purchase any security if, as a result, more than 25% of the
          Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry.);

     12)  Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S.
          Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment;

     13)  Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

     14)  Make investments for the purpose of exercising control or management;

     15)  Invest in securities of other registered investment companies; or

     16)  Purchase warrants if as a result the Fund would then have more than 5%
          of its total assets (determined at the time of investment) invested in warrants.

     The following investment limitations are not fundamental, and may be changed without shareholder approval. The Portfolio has not and does not currently intend to:

     1)   Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws
          (excluding restricted securities eligible for resale pursuant to Rule
          144A under the Securities Act of 1933, as amended ("144A securities")
          that have been determined to be liquid under procedures adopted by the
          Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

     2)   Invest in a reverse repurchase agreement if the amount received by the
          Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

     With respect to the Portfolio, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and Exchange
Commission ("SEC") interpretations issued from time to time.

                                   INVESTMENTS

     Subject to the Portfolio's investment policies, the Portfolio will primarily be invested in debt securities, including, but not limited to: (i)
obligations issued or guaranteed as to principal and interest by the U.S.
Government or the agencies or instrumentalities thereof; (ii) obligations of
Supranational Agencies, (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations
(including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x)
guaranteed investment contracts and bank investment contracts; (xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and
(xiv) foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolio. Of course, the extent to which the Portfolio emphasizes each of the categories of investment described depends upon the investment objective and restrictions of the Portfolio. Some information regarding some of these types of investments is provided below.

                                        5

MORTGAGE-RELATED SECURITIES
---------------------------

     Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United
States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

     One type of mortgage-related security is a Government National Mortgage
Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and
interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which the Portfolio might invest is a Federal Home
Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a
FNMA security, it is not backed by the full faith and credit of the U.S.
Government.

     On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance
Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the
U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.

     The Portfolio may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolio will take such insurance into account in determining whether to invest in such pools.

     The Portfolio may invest in Real Estate Mortgage Investment Conduits
("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

     Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

     Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and
CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolio may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

     In another version of mortgage related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the
U.S. Government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Board; all other IOs and POs will be considered illiquid.

     Payments to the Portfolio from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolio generally receives prepayments of principal in addition to the principal that is part of the regular monthly payments.

     A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolio normally does not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it invests such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolio is, however, reflected in dividends to shareholders.

                                        6

ASSET-BACKED SECURITIES
-----------------------

     The Portfolio may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards.
Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool.
CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolio.

     In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest.
Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

MUNICIPAL SECURITIES
--------------------

     Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto
Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax.

     Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

     The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

     Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the
Portfolio's investment objective depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal
Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

     After purchase by the Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the
Portfolio. Neither event requires sales of such security by the Portfolio, but the Manager will consider such event in its determination of whether the
Portfolio should continue to hold the security. To the extent that the ratings given by

                                        7

Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the
Prospectus for the Portfolio.

     Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by
Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Portfolio and the value of the
Portfolio would be affected. Additionally, the Manager would reevaluate the
Portfolio's investment objective and policies.

PRIVATE PLACEMENTS
------------------

     The Portfolio may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities
Act of 1933, as amended (the "1933 Act"), so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of
Rule 144A securities in the Portfolio.

     Where registration of restricted securities is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the
Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

     The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the
Portfolio. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the
Portfolio's limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio's securities could be adversely affected.

LOAN PARTICIPATIONS AND ASSIGNMENTS
-----------------------------------

     The Portfolio may invest in fixed and floating rate loans ("Loans")
arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The
Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the
Participation. In the event of the insolvency of the Lender selling a
Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.
Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by
Moody's or BBB- or higher by S&P or Fitch) or higher.

     When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a
Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to
a

                                        8

limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

PREFERRED STOCK
---------------

     The Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

FOREIGN (NON-U.S.) SECURITIES
-----------------------------

     While the Portfolio generally invests in domestic securities, the Portfolio may also invest in foreign securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objective of the Portfolio.
The Portfolio may invest up to 20% of its total assets in foreign securities, which includes both U.S. Dollar denominated and non-U.S. Dollar denominated securities. The Portfolio may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities.
These risks include:

     FOREIGN CURRENCY RISK
     ---------------------

     To the extent that the Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies, it will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly.
They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene)
by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which involve certain special risks.

     OTHER RISKS
     -----------

     Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities;
less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and
possible political instability in some countries, which could affect U.S.
investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange;
payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

WARRANTS
--------

     The Portfolio may invest in warrants. Warrants are securities that give the
Portfolio the right to purchase securities from the issuer at a specific price
(the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANK OBLIGATIONS
----------------

     The Portfolio may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

     Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

                                       9

     Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

     A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

     The Portfolio expects to invest no more than 5% of the Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The
Portfolio limits its purchases to fixed-income obligations issued by insured
U.S. banks and U.S. thrift institutions which are rated B or higher by Standard
& Poor's, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolio limits its purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or
Moody's or of securities which are not rated but which are determined by the
Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolio are not insured.

CONVERTIBLE SECURITIES
----------------------

     The Portfolio may purchase convertible corporate bonds and preferred stock.
These securities may be converted at a stated price (the "conversion price")
into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

     The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock.
As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

OTHER SECURITIES
----------------

     It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the
Portfolio, subject to Board guidelines.

DERIVATIVES
-----------

     The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. At times, the
Portfolio's exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

     There are four principal types of derivatives, which include options, futures, forwards and swaps. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts.
Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

     Risks of Derivatives. Investment techniques employing such derivatives
     ---------------------
involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

     .    MARKET RISK. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

     .    MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

     .    CREDIT RISK. This is the risk that a loss may be sustained by the
          Portfolio as a result of the failure of another party to a derivative
          (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for

                                       10

          exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee.
          Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

     .    LIQUIDITY RISK. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

     .    LEVERAGE RISK. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     .    RISK OF POTENTIAL GOVERNMENTAL REGULATION OF DERIVATIVES. Recent
          legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Portfolio's ability to use such instruments as a part of its investment strategy.

     .    OTHER RISKS. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track.
          Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     The Portfolio may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S.
Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes. The Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities
(through index futures or options) or currencies.

     The Portfolio may purchase or sell options on futures contracts for hedging or other purposes. The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

     If the Manager wishes to shorten the effective duration of the Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of the Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolio's use of futures contracts will not result in leverage.

     The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment.
In connection with its purchase of index futures the Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the
Manager were to forecast incorrectly, the Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. The Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

     The Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

                                       11

     FUTURES CONTRACTS
     -----------------

     U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the
"CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures
Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolio. On February 11, 2011, the CFTC published a rule proposal that would limit a Portfolio's ability to use futures in reliance on certain CFTC exemptions. If the new rule is adopted as proposed, the amended CFTC exemption would limit the Portfolio's use of futures to (i)
bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Portfolio. If a Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the
Portfolio would need to comply with all applicable regulations governing commodity pools.

     At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of
"variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying
(or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

     INTEREST RATE FUTURES
     ---------------------

     The purpose of the acquisition or sale of a futures contract, in the case of the Portfolio, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the
Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the
Portfolio would increase at approximately the same rate, thereby keeping the net asset value ("NAV") of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the
Portfolio to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the
Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market.
Therefore,

                                       12

increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the
Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS
     ----------------------------

     The Portfolio may write (i.e., sell) only covered put and call options on futures contracts. The Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. The Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

     The Portfolio may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. The Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

     The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the
Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option the Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

                                       13

     The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively. In addition, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S.
federal income tax purposes.

OPTIONS
-------

     The Portfolio may purchase put and call options on securities. The
Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities.
Options may also be purchased to alter the effective duration of the Portfolio.

     A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

     The Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolio. When the Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction
(less any transaction costs).

     A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian)
upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the
Fund's custodian. A put option written by the Portfolio is "covered" if the
Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     OPTIONS ON SECURITIES INDEXES

     The Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. The Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

     OPTIONS ON CURRENCY

     In addition, to the extent that the Portfolio invests in foreign securities, the Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. Dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio will be traded on U.S. and foreign exchanges or over-the-counter.

                                       14

     Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

     COVERED STRADDLES

     The Portfolio may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     SPECIAL RISKS ASSOCIATED WITH OPTIONS IN GENERAL

     The Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Information About the Funds' Risks and Investments -- Illiquid Securities" in the Prospectus.

     In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

     The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by the Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

     Additional Risks of Options on Futures Contracts, Forward Contracts and
Options on Foreign Currencies. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options
Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.
Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a

                                       15

liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.
For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges.
Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United
States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

     CLOSING TRANSACTIONS

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation.
However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National
Exchange") on opening transactions or closing transactions or both, (iii)
trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National
Exchange, (v) the facilities of a National Exchange or the Options Clearing
Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options
(or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that
National Exchange would continue to be exercisable in accordance with their terms.

                                       16

STRUCTURED INSTRUMENTS
----------------------

     The Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

     Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale)
value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the
CFTC, which generally regulates the trading of commodity futures by U.S.
persons, the SEC, which regulates the offer and sale of securities by and to
U.S. persons, or any other governmental regulatory authority.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS)
---------------------------------------------------

     The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

     The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond market.

     The Portfolio will usually enter into interest rate swaps on a net basis,
i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If the
Portfolio enters into an interest rate swap on other than a net basis, the
Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap.
The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities)
are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolio would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

     Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the
Portfolio is contractually obligated to make. To the extent the Portfolio sells
(i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the
Portfolio's obligations with respect to any caps or floors.

                                       17

CURRENCY SWAPS
--------------

     The Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. Currency swaps involve the individually negotiated exchange by the
Portfolio with another party of a series of payments in specified currencies.
Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian.
The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

CREDIT DEFAULT SWAP AGREEMENTS
------------------------------

     This disclosure supplements the information in the prospectus.

     The Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for the Portfolio.

     The Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's.
A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

REPURCHASE AGREEMENTS
---------------------

     The Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. The Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty's bankruptcy, the
Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the
Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government
securities.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

     The Portfolio may enter into reverse repurchase agreements with banks and broker-dealers from time to time. The Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, the
Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolio's borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act.

DOLLAR ROLLS
------------

     This disclosure supplements the information in the prospectus.

     The Portfolio may enter into a type of dollar roll known as a "fee roll."
In a fee roll, the Portfolio is compensated for entering into the fee roll by
"fee income," which is received when the Portfolio enters into the commitment.
Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period.

     Dollar rolls may be considered to be borrowings by the Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

FORWARD CURRENCY EXCHANGE CONTRACTS
-----------------------------------

     The Portfolio may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolio will generally not enter into a forward contract with a term greater than one
year.These contracts are principally traded in the interbank market conducted directly between currency

                                       18

traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

     The Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when the Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S.
Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the
Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

     At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, the
Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     The Portfolio does not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. The Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty the Portfolio will succeed in pursuing contractual remedies.
The Portfolio assumes the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

     The Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenue will be received in such currencies. In addition, the Portfolio may conduct foreign currency transactions for hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The
U.S. Dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolio has this ability, there is no certainty as to whether and to what extent the
Portfolio will engage in these practices.

                                       19

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Portfolio's NAV to fluctuate.
Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

     The Portfolio will incur costs in connection with conversions between various currencies. The Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S.
Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks.

     At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, the
Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the
Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolio is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     The Portfolio does not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. The Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty the Portfolio will succeed in pursuing contractual remedies.
The Portfolio assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the contractual agreements entered into in connection with a forward contract.

                                       20

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
----------------------------------------------

     The Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the
Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction.
The use of when-issued transactions and forward commitments enables the
Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the
Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security held by the
Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

     At the time the Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the
Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

     If the Portfolio is fully or almost fully invested with "when-issued" or
"forward commitment" transactions, the transactions may result in a form of leveraging. Leveraging the Portfolio in this manner may increase the volatility of the Portfolio's NAV.

SPECIAL RISK CONSIDERATIONS FOR LOWER-RATED SECURITIES
------------------------------------------------------

     Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

     The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

     The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion
Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of
Moody's, S&P and Fitch ratings.

     Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

     The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

                                       21

     Non-rated fixed-income securities will also be considered for investment by the Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

     In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

LENDING PORTFOLIO SECURITIES
----------------------------

     The Portfolio may lend Portfolio securities. The Portfolio may lend up to
30% of its total assets (including collateral for any security loaned). Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

                                       22

           DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

     The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                      NUMBER OF
                                                                      PORTFOLIOS
                                                                     IN THE FUND           OTHER PUBLIC COMPANY
                                                                       COMPLEX               DIRECTORSHIPS HELD
NAME, ADDRESS,* AGE,             PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY              BY THE DIRECTOR
(YEAR ELECTED**)                  THE PAST FIVE YEARS OR LONGER      THE DIRECTOR       DURING THE PAST FIVE YEARS
---------------------------   ------------------------------------   ------------   ------------------------------------
INTERESTED DIRECTOR***

Dianne F. Lob                 Senior Vice President of the               18         None
c/o AllianceBernstein L.P.    Manager with which she has been
1345 Avenue of the Americas   associated since prior to 2007;
New York, NY 10105            Chairman of Bernstein's Private
57                            Client Investment Policy Group
(2010)                        since 2004; She joined the firm in
                              1999 as a senior portfolio
                              manager; Previously, a managing
                              director and an investment banker
                              at J.P. Morgan from 1977 to 1999.

INDEPENDENT DIRECTORS

Chairman of the Board         President of Cedar Lawn                    18         Cedar Lawn Corporation
Thomas B. Stiles II #^+       Corporation (cemetery); Formerly,
71                            Managing Director, Senior
(2003)                        Portfolio Manager and Director of
                              Investment Strategy of Smith
                              Barney Asset Management from 1997
                              until his retirement in 1999;
                              Prior thereto, Chairman and Chief
                              Executive Officer of Greenwich
                              Street Advisors from 1988 to 1997;
                              Executive Vice President and
                              Director of E.F. Hutton Group from
                              1982 to 1987.

Bart Friedman #+              Senior Partner at Cahill Gordon &          18         The Brookings Institution; Lincoln
67                            Reindel LLP (law firm) since prior                    Center for the Performing Arts; The
(2005)                        to 2007.                                              Mountain School of Milton Academy;
                                                                                    Allied World Assurance Holdings

William Kristol #+            Editor, The Weekly Standard since          18         Manhattan Institute; John M.
59                            prior to 2007; He is also a Fox                       Ashbrook Center for Public Affairs
(1994)                        News Contributor.                                     at Ashland University; The
                                                                                    Salvatori Center at Claremont
                                                                                    McKenna College; The Shalem
                                                                                    Foundation; The Institute for the
                                                                                    Study of War

                                       23

                                                                      NUMBER OF
                                                                      PORTFOLIOS
                                                                     IN THE FUND           OTHER PUBLIC COMPANY
                                                                       COMPLEX               DIRECTORSHIPS HELD
NAME, ADDRESS,* AGE, (YEAR       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY              BY THE DIRECTOR
(YEAR ELECTED**)                  THE PAST FIVE YEARS OR LONGER      THE DIRECTOR       DURING THE PAST FIVE YEARS
---------------------------   ------------------------------------   ------------   ------------------------------------
Debra Perry #+                Formerly, Senior Managing Director         18         Korn/Ferry International; Bank of
60                            of Global Ratings and Research,                       America Funds Series Trust; CNO
(2011)                        Moody's Investors Service, Inc. from                  Financial Group; MBIA Inc.
                              2001 to 2004; Chief Administrative
                              Officer and Chief Credit Officer,
                              Moody's, from 1999 to 2001; Group
                              Managing Director for the Finance,
                              Securities and Insurance Ratings
                              Groups, Moody's Corp., from 1996 to
                              1999; Earlier she held executive
                              positions with First Boston
                              Corporation and Chemical Bank.

Donald K. Peterson #+         Formerly, Chairman and Chief               18         Worcester Polytechnic Institute;
62                            Executive Officer, Avaya Inc.                         Overseers of the Amos Tuck School
(2007)                        (communications) from 2002 to 2006;                   of Business Administration;
                              President and Chief Executive                         TIAA-CREF; Committee for Economic
                              Officer, Avaya Inc. from 2000 to                      Development
                              2001; President, Enterprise Systems
                              Group in 2000; Chief Financial
                              Officer, Lucent Technologies from
                              1996 to 2000; Chief Financial
                              Officer, AT&T, Communications
                              Services Group from 1995 to 1996;
                              President, Nortel Communications
                              Systems, Inc. from 1994 to 1995;
                              Prior thereto he was at Nortel from
                              1976 to 1995.

Rosalie J. Wolf #+            Managing Partner, Botanica Capital         18         TIAA-CREF; North European Oil
70                            Partners LLC since prior to 2007;                     Royalty Trust
(2000)                        Member of Brock Capital Group LLC
                              since prior to 2007; Member of the
                              Investment Committee of the Board
                              at the David and Lucile Packard
                              Foundation since prior to 2007;
                              Formerly, she was a Managing
                              Director at Offit Hall Capital
                              Management LLC from 2001 to 2003;
                              Treasurer and Chief Investment
                              Officer of The Rockefeller
                              Foundation from 1994 to 2000;
                              Earlier she held financial
                              executive positions with
                              International Paper Company,
                              Bankers Trust, and Mobil Oil
                              Corporation.

----------
*      The address for each of the Fund's Independent Directors is c/o
       AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the
       Americas, New York, NY 10105.
**     There is no stated term of office for the Fund's Directors.
***    Ms. Lob is an "interested person," as defined in the 1940 Act, because of her affiliation with the Manager.
#      Member of the Fund's Audit Committee and Independent Directors Committee.

                                       24

^      Member of the Fund's Fair Value Pricing Committee.
+      Member of the Fund's Nominating, Governance and Compensation Committee.

     The management of the business affairs of the Fund are managed under the direction of the Board. Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors," and
Directors who are "interested persons" of the Fund are referred to as
"Interested Directors." Certain information concerning the Fund's governance structure and each Director is set forth below.

     Experience, Skills, Attributes, and Qualifications of the Fund's Directors.
     ---------------------------------------------------------------------------
The Nominating, Governance and Compensation Committee, which is composed of
Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current
Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a
Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the
Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating,
Governance and Compensation Committee's consideration of Directors appears in the description of the Committee below.

     The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the
Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

     In determining that a particular Director was qualified to serve as a
Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure
(including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that each
Director should serve as a Director of the Fund, is provided in the table above and in the next paragraph.

     Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the
Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Ms. Lob has business, finance and investment management experience as chairman of the Manager's
Private Client Investment Policy Group and experience as a portfolio manager for the Manager. Further, in addition to his or her service as a Director of the
Fund: Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations; Mr. Stiles has investment management experience as a portfolio manager and executive officer and experience as a board member; and Ms. Wolf has business, finance and investment management experience as a senior financial officer of public companies and as chief investment officer of a major foundation as well as experience as a board member of various organizations. The disclosure herein of a Director's experience, qualifications, attributes and skills does not impose on such
Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

     Board Structure and Oversight Function. The Board is responsible for
     ---------------------------------------
oversight of the Fund. The Fund has engaged the Manager to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing the Manager and the Fund's other service providers in the operations of the Portfolios in accordance with the Portfolios' investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The
Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees--the Audit Committee, the Nominating, Governance and
Compensation Committee, the Fair Value Pricing Committee and the Independent
Directors Committee--and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.
Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

                                       25

     An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between
Board meetings, and facilitating communication and coordination between the
Independent Directors and management. The Directors have determined that the
Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the
Manager and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the
Manager.

     Risk Oversight. The Portfolios are subject to a number of risks, including
     ---------------
investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers
(depending on the nature of the risk), subject to supervision by the Manager.
The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

     Risk oversight forms part of the Board's general oversight of each
Portfolio's investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio's investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and
Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund's Independent Compliance Officer, the Fund's
independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the Portfolios and the
Manager's risk management programs.

     Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Portfolios'
ability to manage risk is subject to substantial limitations.

     The Board has four standing committees of the Board - an Audit Committee, a
Nominating, Governance and Compensation Committee, a Fair Value Pricing
Committee and an Independent Directors Committee. The members of the Audit
Committee, the Nominating, Governance and Compensation Committee, the Fair Value
Pricing Committee and the Independent Directors Committee are identified above.

     The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

     The functions of the Nominating, Governance and Compensation Committee are
to nominate persons to fill any vacancies or newly created positions on the
Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating,
Governance and Compensation Committee met four times during the Fund's most recently completed fiscal year.

     The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee
will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the
submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or
the Board to be reasonably calculated to inform shareholders.

                                       26

     Shareholders submitting a candidate for consideration by the Nominating,
Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii)
the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the
Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi)
of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation
Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the
Committee.

     The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and
Compensation Committee will not consider self-nominated candidates. The
Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

     The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair
Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

     The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors
Committee met five times during the Fund's most recently completed fiscal year.

SHARE OWNERSHIP AND COMPENSATION

     The following table sets forth the dollar range of equity securities in the
Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 23, 2012.

                                       27

                                                            AGGREGATE DOLLAR
                                                            RANGE OF EQUITY
                                                            SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                                          COMPANIES OVERSEEN
                                    DOLLAR RANGE OF        BY DIRECTOR IN THE
                                 EQUITY SECURITIES IN      ALLIANCEBERNSTEIN
NAME                                THE PORTFOLIO            FUND COMPLEX
------------------------------   --------------------   -----------------------
INTERESTED DIRECTOR:
Dianne F. Lob ................            $0                Over $100,000
INDEPENDENT DIRECTORS:
Bart Friedman ................            $0                Over $100,000
William Kristol ..............            $0                Over $100,000
Debra Perry ..................            $0              $10,001-$50,000
Donald K. Peterson ...........            $0                Over $100,000
Thomas B. Stiles II ..........            $0                Over $100,000
Rosalie J. Wolf ..............            $0                Over $100,000

     As of January 6, 2012, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the
Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or
"under common control with" (within the meaning of the 1940 Act) the Manager or the Fund's distributor.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2011 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the
Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund
Complex.

                                                                       TOTAL             TOTAL
                                                                    NUMBER OF          NUMBER OF
                                                                   INVESTMENT          INVESTMENT
                                                                    COMPANIES          PORTFOLIOS
                                                                     IN THE            WITHIN THE
                                                                ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                                                      FUND                FUND
                                                   TOTAL             COMPLEX,            COMPLEX
                                               COMPENSATION         INCLUDING           INCLUDING
                                                FROM THE             THE FUND,          THE FUND,
                                            ALLIANCEBERNSTEIN      AS TO WHICH            AS TO
                               AGGREGATE          FUND                 THE              WHICH THE
                             COMPENSATION        COMPLEX,          DIRECTOR IS         DIRECTOR IS
                               FROM THE       INCLUDING THE         A DIRECTOR         A DIRECTOR
NAME OF DIRECTOR                 FUND             FUND              OR TRUSTEE         OR TRUSTEE
--------------------------   ------------   -----------------   -----------------   -----------------
INTERESTED DIRECTOR:
Dianne F. Lob ............     $      0          $      0              1                   18
INDEPENDENT DIRECTORS:
Bart Friedman ............     $185,000          $185,000              1                   18
William Kristol ..........     $160,000          $160,000              1                   18
Debra Perry* .............     $ 90,000          $ 90,000              1                   18
Donald K. Peterson .......     $185,000          $185,000              1                   18
Thomas B. Stiles II ......     $215,000          $215,000              1                   18
Rosalie J. Wolf ..........     $170,000          $170,000              1                   18
 ----------

*    Ms. Perry was appointed as a Director of the Fund as of July 27, 2011.

     As of January 6, 2012, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolio.

                                       28

OFFICER INFORMATION

     Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*                           POSITION(S) HELD                           PRINCIPAL OCCUPATION
AND AGE                                     WITH FUND                          DURING LAST FIVE YEARS OR LONGER
--------------------------   -------------------------------------   ---------------------------------------------------
Dianne F. Lob, 57            President                               See biography above.

Philip L. Kirstein, 66       Senior Vice President and Independent   Senior Vice President and Independent Compliance
                             Compliance Officer                      Officer of the AllianceBernstein Funds, with which
                                                                     he has been associated since October 2004. Prior
                                                                     thereto, he was Of Counsel to Kirkpatrick &
                                                                     Lockhart, LLP (law firm) from October 2003 to
                                                                     October 2004, and General Counsel of Merrill Lynch
                                                                     Investment Managers, L.P. since prior to March
                                                                     2003.

Emilie D. Wrapp, 56          Secretary                               Senior Vice President, Assistant General Counsel
                                                                     and Assistant Secretary of AllianceBernstein
                                                                     Investments, Inc. ("ABI"),** with which she has
                                                                     been associated since prior to 2007.

Joseph J. Mantineo, 52       Treasurer and Chief Financial Officer   Senior Vice President of AllianceBernstein Investor
                                                                     Services, Inc. ("ABIS"),** with which he has been
                                                                     associated since prior to 2007.

----------
*    The address for each of the Fund's officers is c/o AllianceBernstein L.P.,
     1345 Avenue of the Americas, New York, NY 10105.
**   ABIS and ABI are affiliates of the Fund.

                             MANAGEMENT OF THE FUND

MANAGER

     The Fund's investment manager is AllianceBernstein, a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New York
10105.

     The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2011, totaling approximately
$402 billion. The Manager provides management services for many of the largest
U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.
As one of the world's leading global investment management organizations, the
Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     As of September 30, 2011, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries ..........    60.9%
AllianceBernstein Holding L.P. ....    37.5%
Unaffiliated holders ..............     1.6%
                                      -----
                                      100.0%
                                      =====

     AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries").
AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2011, AXA owned approximately 1.4%
of the issued and outstanding assignments of beneficial ownership of the Holding
Units.

                                       29

     AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA)
is the general partner of both Holding and the Manager. AllianceBernstein
Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 63.1% economic interest in the Manager as of
September 30, 2011.

     AXA is a worldwide leader in financial protection and wealth management.
AXA operates primarily in Western Europe, North America and the Asia/Pacific
region and, to a lesser extent, in other regions including the Middle East,
Africa and South America. AXA has five operating business segments: life and savings; property and casualty insurance; international insurance (including reinsurance); asset management and other financial services. AXA Financial, Inc.
("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life
Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of
AXA Financial.

     Subject to the general oversight of the Board, and in conformity with the stated policies of the Portfolio, AllianceBernstein manages the investment of the Portfolio's assets. AllianceBernstein makes investment decisions for the
Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund's investment management agreement, with respect to the Portfolio ("Management Agreement"); AllianceBernstein is
free to render similar services to others.

     AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

     The Portfolio pays the Manager for the services performed on behalf of the
Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at an annual rate of 0.45% of the Portfolio's average daily net assets up to, but not exceeding $750 million and at an annual rate of 0.40% of the Portfolio's average daily net assets in excess of $750 million. The table below indicates the investment management fees accrued or paid by the Portfolio to AllianceBernstein for the fiscal years ended
September 30, 2009, September 30, 2010 and September 30, 2011:

Management Fee for the Fiscal Years Ended September 30,
-------------------------------------------------------

   2009         2010          2011
----------   ----------   -----------
$2,011,659   $2,588,776   $3,238,322

     The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolio for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolio except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

     Except as indicated above, the Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management
Agreement; (ii) the fees and expenses of Directors who are not affiliated with
AllianceBernstein; (iii) the fees and expenses of the Fund's custodian (the
"Custodian"); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of the Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolio's shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolio under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolio's securities transactions; (xi) the cost of stock certificates representing shares of the Portfolio; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

     The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to the Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

     The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting

                                       30

separately from any other Portfolio of the Fund) on not
less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 20, 2011.

     Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolio. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolio. When two or more of the Manager's clients (including the Portfolio) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to
AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series,
Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc.,
AllianceBernstein Core Opportunities Fund, AllianceBernstein Corporate Shares,
Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange
Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global
Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc.,
AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater
China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc.,
AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds,
Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large
Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc.,
AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap
Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Unconstrained Bond
Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C.
Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein
Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc.,
AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income
Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New
York Municipal Income Fund, Inc., all registered closed-end investment companies.

Additional Information Regarding Accounts Managed by Portfolio Managers
-----------------------------------------------------------------------

     As of September 30, 2011, AllianceBernstein employees had approximately
$1,977,505.05 invested in shares of the Fund and approximately $184,499,991.77 invested in shares of all AllianceBernstein Mutual Funds (excluding
AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

     The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products
Investment Team. The five investment professionals/1/ with the most significant responsibility for the day-to-day management of the Portfolio's portfolio are:
Jon P. Denfeld, Shawn E. Keegan, Alison M. Martier, Douglas J. Peebles and Greg
J. Wilensky. For additional information about the portfolio management of the
Portfolio, see "Management of the Funds" in the Portfolio's Prospectus.

     THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIO'S
SECURITIES AS OF SEPTEMBER 30, 2011.

     The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.

                                       31

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                               TOTAL ASSETS OF
                                                               NUMBER OF          REGISTERED
                                         TOTAL ASSETS OF       REGISTERED         INVESTMENT
                         TOTAL NUMBER       REGISTERED         INVESTMENT         COMPANIES
                         OF REGISTERED      INVESTMENT         COMPANIES         MANAGED WITH
                          INVESTMENT        COMPANIES         MANAGED WITH       PERFORMANCE-
                           COMPANIES         MANAGED       PERFORMANCE-BASED      BASED FEES
PORTFOLIO MANAGER           MANAGED       (IN MILLIONS)           FEES          (IN MILLIONS)
----------------------   -------------   ---------------   -----------------   ---------------
Jon P. Denfeld .......         36            $ 1,189               None              None
Shawn E. Keegan ......         93            $12,096               None              None
Alison M. Martier ....         56            $11,984               None              None
Douglas J. Peebles ...        146            $19,104               None              None
Greg J. Wilensky .....        133            $14,146               None              None

----------
/1/  Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

                        OTHER POOLED INVESTMENT VEHICLES

                                                                            TOTAL ASSETS OF
                                                                                POOLED
                            TOTAL     TOTAL ASSETS OF                         INVESTMENT
                          NUMBER OF       POOLED        NUMBER OF POOLED       VEHICLES
                           POOLED       INVESTMENT         INVESTMENT        MANAGED WITH
                         INVESTMENT      VEHICLES       VEHICLES MANAGED     PERFORMANCE-
                          VEHICLES        MANAGED       WITH PERFORMANCE-     BASED FEES
PORTFOLIO MANAGER          MANAGED     (IN MILLIONS)        BASED FEES       (IN MILLIONS)
----------------------   ----------   ---------------   -----------------   ---------------
Jon P. Denfeld .......        17          $   753                 1              $ 106
Shawn E. Keegan ......        87          $14,863              None              $None
Alison M. Martier ....        44          $   678              None              $None
Douglas J. Peebles ...       147          $25,744                 2              $ 230
Greg J. Wilensky .....        85          $ 2,556                 2              $ 230

                                 OTHER ACCOUNTS

                                                                           TOTAL ASSETS OF
                           TOTAL                                           OTHER ACCOUNTS
                         NUMBER OF   TOTAL ASSETS OF    NUMBER OF OTHER         WITH
                           OTHER     OTHER ACCOUNTS     ACCOUNTS MANAGED    PERFORMANCE-
                          ACCOUNTS       MANAGED       WITH PERFORMANCE-     BASED FEES
PORTFOLIO MANAGER         MANAGED     (IN MILLIONS)        BASED FEES       (IN MILLIONS)
----------------------   ---------   ---------------   -----------------   ---------------
Jon P. Denfeld .......       88          $ 4,365                1              $  718
Shawn E. Keegan ......      229          $59,951                4              $2,369
Alison M. Martier ....      105          $11,059                1              $  136
Douglas J. Peebles ...      420          $92,115               10              $5,496
Greg J. Wilensky .....      200          $15,728                2              $  854

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

     As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. The Manager has adopted a Code of Business
     -------------------------
Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Manager own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive

                                       32

compensation awards. The Manager's Code of Business Conduct and Ethics requires disclosure ofall personal accounts and maintenance of brokerage accounts with designatedbroker-dealers approved by the Manager. The Code also requires preclearance ofall securities transactions (except transactions in open-end mutual funds) andimposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. The Manager has compliance
     -----------------------------------------------
policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations.
Among other things, the Manager's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts.Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is itdirectly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Manager has policies and
          -----------------------------------
     procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Manager routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Manager's procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Manager could share in investment gains.

          To address these conflicts of interest, the Manager's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders;
     objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts;
     and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

     The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.
Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: The base salary is fixed cash amount within a
         -----------------
similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash
          ------------------------------------------------------------------
bonus: The Manager's overall profitability determines the total amount of
-----
incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance
(e.g., by comparison to competitor or peer group funds or similar styles of investments, and

                                       33

appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under the
           --------------------------------------------------------------------
Manager's Partners Compensation Plan ("deferred awards"): The Manager's overall
--------------------------------------------------------
profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Since 2009, deferred awards have been in the form of restricted grants of the Manager's Master Limited Partnership Units. In
2011, award recipients will have the ability to invest a portion of their awards
(no more than half up to a certain cap) in deferred cash.

     (iv) Contributions under the Manager's Profit Sharing/401(k) Plan: The
          ------------------------------------------------------------
contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the
Manager.

     (v) Compensation under the Manager's Special Option Program: Under this
         -------------------------------------------------------
Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option
Program is made at the sole discretion of the Manager.

                              EXPENSES OF THE FUND

Distribution Services Agreement
-------------------------------

      The Fund has entered into a Distribution Services Agreement (the
"Agreement") with ABI, the Fund's principal underwriter (the "Principal
Underwriter"), to permit the Principal Underwriter to distribute the Portfolio's
Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the
Portfolio's Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1
Plan").

      For the fiscal year ended September 30, 2011, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to
Class A shares, in amounts aggregating $194,375, which constituted approximately
0.30% of the Portfolio's aggregate average daily net assets attributable to
Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $281,586. Of the $475,961 paid by the
Fund and the Manager with respect to the Class A shares under the Agreement, $0 was spent on advertising, $6,088 on the printing and mailing of prospectuses for persons other than current shareholders, $298,176 for compensation to broker-dealers and other financial intermediaries (including, $128,361 to the
Fund's Principal Underwriter), $6,800 for compensation to sales personnel and
$164,897 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

      For the fiscal year ended September 30, 2011, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to
Class B shares, in amounts aggregating $51,080 (net of $3,353, which was waived by the distributor), which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $0. Of the $14,595 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $0 was spent on advertising, $1 on the printing and mailing of prospectuses for persons other than current shareholders, $13,745 for compensation to broker-dealers and other financial intermediaries (including, $612 to the Fund's Principal Underwriter), $48 for
compensation to sales personnel, $801 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class B shares financing. $36,485 may be used to offset the distribution service fees paid in future years.

     For the fiscal year ended September 30, 2011, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to
Class C shares, in amounts aggregating $236,998 (net of $16,404, which was waived by the distributor), which constituted approximately 1.00% of the
Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $40,324. Of the $277,322 paid by the Fund and the
Manager with respect to the Class C shares under the Agreement, $0 was spent on advertising, $65 on the printing and mailing of prospectuses for persons other than current shareholders, $258,253 for compensation to broker-dealers and other financial

                                       34

intermediaries (including, $13,977 to the Fund's Principal Underwriter), $887
for compensation to sales personnel, and $18,117 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

      Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal
Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B and
Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

     With respect to Class A shares of the Portfolio, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the
Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

     Unreimbursed distribution expenses incurred as of September 30, 2011, and carried over for reimbursement in future years in respect of the Class B and
Class C shares for the Fund were, as of that time, as follows:

            Amount of Unreimbursed Distribution Expenses Carried Over
                   (as a percentage of the Class's net assets)

    CLASS B              CLASS C
---------------     ----------------
$38,621   (0.85%)   $851,896   (3.43%)

     The Rule 12b-1 Plan is in compliance with rules of the Financial Industry
Regulatory Authority ("FINRA"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

     In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the
Portfolio and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     The Rule 12b-1 Plan continues in effect from year to year with respect to each class of shares of the Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund)
and who have no direct or indirect financial interest in the operation of the
Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at a meeting held on October 20, 2011.

     In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid)
would be owed by the Portfolio to the Principal Underwriter with respect to that class and (ii) the Portfolio would not be obligated to pay the Principal
Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

     Transfer Agency Agreement. ABIS, an indirect wholly owned subsidiary of the
     -------------------------
Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and
Class C shares of the Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended September 30, 2011, ABIS was entitled to receive $40,107 under the Transfer Agency Agreement.

                                       35

     ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Portfolio shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or AllianceBernstein pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual
Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to
$19 per customer fund account per annum. Retirement plans may also hold
Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Portfolio's Prospectus in the Fund expense tables under "Fees and Expenses of the Portfolio." In addition, financial intermediaries may be affiliates of entities that receive compensation from AllianceBernstein or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

             CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

     The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

     The Fund has adopted the Manager's proxy voting policies and procedures.
The Manager's proxy voting policies and procedures are attached as Appendix B.

     Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1)
without charge, upon request, by calling (800) 227-4618; or on or through the
Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                               PURCHASE OF SHARES

     The following information supplements that set forth in the Portfolio's
Prospectus under the heading "Investing in the Portfolios."

General
-------

     Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC
("Class C shares"), in each case as described below. All of the classes of shares of the Portfolio are subject to Rule 12b-1 asset-based sales charges.
Shares of the Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the FINRA and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the
Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

      Investors may purchase shares of the Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Portfolio's shares may receive differing compensation for selling different classes of shares.

      In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes.
This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial

                                       36

intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders
----------------------------------------------------------------

     The Directors of the AllianceBernstein Mutual Funds have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The
AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated with Excessive or Short-Term Trading Generally
---------------------------------------------------------------

     While AllianceBernstein Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances.
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the
Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive or short-term trading.
For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the
Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity.
All of these factors may adversely affect the Portfolio's performance.

     Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at the close of regular trading on the Exchange (normally
4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The AllianceBernstein Mutual
Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV.
While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

     Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading
-----------------------------------

     Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The
AllianceBernstein Mutual Funds, AllianceBernstein, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     .    Transaction Surveillance Procedures. The AllianceBernstein Mutual
          -----------------------------------
          Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in shares of the
          Portfolio. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures.
          For purposes of these transaction surveillance procedures, the
          AllianceBernstein Mutual Funds, ABI and ABIS may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance

                                       37

          procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S.
          Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     .    Account Blocking Procedures. If the AllianceBernstein Mutual Funds,
          ---------------------------
          ABI or ABIS determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately
          "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABI or ABIS that the account holder did not or will not in the future engage in excessive or short duration trading.

     .    Applications of Surveillance Procedures and Restrictions to Omnibus
          -------------------------------------------------------------------
          Accounts. Omnibus account arrangements are common forms of holding
          --------
          shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares.
          For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant
          participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

     .    Risks to Shareholder Resulting from Imposition of Account Blocks in
          -------------------------------------------------------------------
          Response to Excessive Short-Term Trading Activity. A shareholder
          -------------------------------------------------
          identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of
          Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices
------------------------------------------------------------------------

     Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABI and ABIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABI and ABIS will be able to identify these shareholders or curtail their trading practices. In particular, the
AllianceBernstein Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

     The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire those shares, including through an exchange.

     The public offering price of shares of the Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of
Portfolio shares, the per share NAV is computed as of the next close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the
Exchange is open for trading.

     The respective NAVs of the various classes of shares of the Portfolio are expected to be substantially the same. However, the NAVs of the Class B and
Class C shares will generally be slightly lower than the NAV of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

                                       38

     The Fund will accept unconditional orders for shares of the Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the
Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class
A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     The Fund may, at its sole option, accept securities as payment for shares of the Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the
Portfolio. This is a taxable transaction to the shareholder.

     Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy"
application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National
Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after
4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Portfolio, stock certificates representing shares of the
Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

     Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, (iii)
Class B and Class C shares bear higher transfer agency costs than do Class A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A,
Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the
Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

     The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

     Class A, B and C Shares. Class A, Class B and Class C shares have the
     -----------------------
following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement
Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.
Investors should consider whether during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and

                                       39

accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal
Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase
Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than
$1,000,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares.
Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

     For the fiscal years ended September 30, 2011, September 30, 2010 and
September 30, 2009, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio was $62,578, $159,947 and $173,759, respectively. Of that amount, the Principal Underwriters received the amounts of
$3,509, $8,219 and $10,182, respectively, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not reallowed selected dealers (and was, accordingly, retained by the Principal
Underwriters). During the fiscal years end September 30, 2011, September 30,
2010 and September 30, 2009, the Principal Underwriter received CDSCs of
$14,142, $12,125 and $412, respectively, on Class A shares, $3,503, $9,265 and
$22,486, respectively, on Class B shares and $1,509, $3,015 and $4,627, respectively, on Class C shares.

Class A Shares
--------------

     The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

Sales Charge
------------

                                                              DISCOUNT OR
                                                              COMMISSION
                                                              TO DEALERS
                                               AS % OF THE     OR AGENTS
                                 AS % OF NET     PUBLIC      OF UP TO % OF
                                    AMOUNT      OFFERING       OFFERING
AMOUNT OF PURCHASE                 INVESTED       PRICE          PRICE
------------------------------   -----------   -----------   -------------
Up to $100,000 ...............      4.44%         4.25%          4.00%
$100,000 up to $250,000 ......      3.36%         3.25%          3.00%
$250,000 up to $500,000 ......      2.30%         2.25%          2.00%
$500,000 up to $1,000,000* ...      1.78%         1.75%          1.50%

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

     All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The
CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge." ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission "re-allowed"
to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected

                                       40

dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

     No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds"
(as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for
Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares -- Conversion Feature."

     Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of
$500,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

     In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

     Class A Shares - Sales at NAV. The Portfolio may sell its Class A shares at
     -----------------------------
NAV (i.e., without any initial sales charge) to certain categories of investors including:

     (i)   investment management clients of the Manager or its affiliates, including clients and prospective clients of the Manager's
           AllianceBernstein Institutional Investment Management division;

     (ii)  officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

     (iii) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

     (iv)  certain retirement plan accounts as described under "Alternative
           Purchase Arrangements--Group Retirement Plans;" and

     (v)   current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution")
           resulting from an SEC enforcement action against the Manager and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein mutual fund from ABI through deposit with ABI of the Distribution check.

Class B Shares
--------------

     Investors may purchase Class B shares of the Portfolio at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The
Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio's Automatic Investment
Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of
January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

     Conversion Feature. Six years after the end of the calendar month in which
     ------------------
the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge.
The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the
Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

     For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account.
Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the
Class B shares in the sub-account will also convert to Class A shares.

                                       41

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

     Investors may purchase Class C shares of the Portfolio at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class
C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares.
The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

     Contingent Deferred Sales Charge. Class B shares that are redeemed within
     --------------------------------
three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1% as are
Class A share purchases by certain retirement plans (see "Alternative Purchase
Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional
Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.
Therefore, $400 of the $600 redemption proceeds will be charged at a rate of
3.0% (the applicable rate in the second year after purchase as set forth below).

     For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                             CONTINGENT DEFERRED
                            SALES CHARGE AS A % OF
                                DOLLAR AMOUNT
YEAR SINCE PURCHASE           SUBJECT TO CHARGE
-------------------------   ----------------------
First ...................           3.00%
Second ..................           2.00%
Third ...................           1.00%
Fourth and thereafter ...           None

     In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund.
The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

     Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the
CDSC and the distribution services fee enables the Fund to sell shares the Class
C shares without a sales charge being deducted at the time of purchase.

     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as
amended, (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum

                                       42

required distribution from an individual retirement account
or other retirement plan to a shareholder that has attained the age of 70 1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs -
Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, and
(vi) that had been purchased with proceeds from a Distribution resulting from any Commission enforcement action related to trading in shares of
AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii)
holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

     The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

     Class A Shares. Class A shares of the Portfolio are available at NAV to all
     --------------
AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 or more employees. For the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year
CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.

     Class B Shares. Class B shares of the Portfolio may continue to be
     --------------
purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

     Class C Shares. Class C shares of the Portfolio are available to
     --------------
AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

     Choosing a Class of Shares for Group Retirement Plans. As noted, plan
     -----------------------------------------------------
sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio's share class eligibility criteria before determining whether to invest. For example, the Portfolio makes its Class
A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the
1%, 1-year CDSC for Class A shares may be waived. As described above, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to
September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that
Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

     The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in
CDSC through participation in such programs. In order for shareholders to take advantage of the reductions

                                       43

available through the combined purchase privilege,
rights of accumulation and letters of intent, the Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

     Combined Purchase Privilege. Shareholders may qualify for the sales charge
     ---------------------------
reductions by combining purchases of shares of the Portfolio (and any other
AllianceBernstein Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares." A
"purchase" means a single or concurrent purchase of shares of the Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein
Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of the Portfolio for his, her or their own account(s), including certain
CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

     .    AllianceBernstein 2000 Retirement Strategy

     .    AllianceBernstein 2005 Retirement Strategy

     .    AllianceBernstein 2010 Retirement Strategy

     .    AllianceBernstein 2015 Retirement Strategy

     .    AllianceBernstein 2020 Retirement Strategy

     .    AllianceBernstein 2025 Retirement Strategy

     .    AllianceBernstein 2030 Retirement Strategy

     .    AllianceBernstein 2035 Retirement Strategy

     .    AllianceBernstein 2040 Retirement Strategy

     .    AllianceBernstein 2045 Retirement Strategy

     .    AllianceBernstein 2050 Retirement Strategy

     .    AllianceBernstein 2055 Retirement Strategy

  AllianceBernstein Bond Fund, Inc.

     .    AllianceBernstein Bond Inflation Strategy

     .    AllianceBernstein Intermediate Bond Portfolio

     .    AllianceBernstein Limited Duration High Income Portfolio

     .    AllianceBernstein Municipal Bond Inflation Strategy

     .    AllianceBernstein Real Asset Strategy

AllianceBernstein Cap Fund, Inc.

     .    AllianceBernstein Dynamic All Market Fund

     .    AllianceBernstein Dynamic All Market Plus Fund

     .    AllianceBernstein Emerging Markets Multi-Asset Portfolio

     .    AllianceBernstein International Discovery Equity Portfolio

     .    AllianceBernstein International Focus 40 Portfolio

     .    AllianceBernstein Market Neutral Strategy - U.S.

     .    AllianceBernstein Market Neutral Strategy - Global

                                       44

     .    AllianceBernstein Select US Equity Portfolio

     .    AllianceBernstein Small Cap Growth Portfolio

     .    AllianceBernstein U.S. Strategic Research Portfolio

AllianceBernstein Core Opportunities Fund, Inc.

AllianceBernstein Equity Income Fund, Inc.

AllianceBernstein Exchange Reserves

AllianceBernstein Global Bond Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Thematic Growth Fund, Inc.

AllianceBernstein Greater China '97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Income Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Municipal Income Fund, Inc.

     .    AllianceBernstein High Income Municipal Portfolio

     .    California Portfolio

     .    National Portfolio

     .    New York Portfolio

AllianceBernstein Municipal Income Fund II

     .    Arizona Portfolio

     .    Massachusetts Portfolio

     .    Michigan Portfolio

     .    Minnesota Portfolio

     .    New Jersey Portfolio

     .    Ohio Portfolio

     .    Pennsylvania Portfolio

     .    Virginia Portfolio

AllianceBernstein Small/Mid Cap Growth Fund, Inc.

AllianceBernstein Trust

     .    AllianceBernstein Global Value Fund

     .    AllianceBernstein International Value Fund

     .    AllianceBernstein Small/Mid Cap Value Fund

     .    AllianceBernstein Value Fund

AllianceBernstein Unconstrained Bond, Inc.

The AllianceBernstein Portfolios

     .    AllianceBernstein Balanced Wealth Strategy

     .    AllianceBernstein Conservative Wealth Strategy

                                       45

     .    AllianceBernstein Growth Fund

     .    AllianceBernstein Tax-Managed Balanced Wealth Strategy

     .    AllianceBernstein Tax-Managed Conservative Wealth Strategy

     .    AllianceBernstein Tax-Managed Wealth Appreciation Strategy

     .    AllianceBernstein Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

     .    AllianceBernstein Intermediate California Municipal Portfolio

     .    AllianceBernstein Intermediate Diversified Municipal Portfolio

     .    AllianceBernstein Intermediate New York Municipal Portfolio

     .    AllianceBernstein International Portfolio

     .    AllianceBernstein Short Duration Portfolio

     .    AllianceBernstein Tax-Managed International Portfolio

     Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature"
telephone number shown on the front cover of this SAI.

     Cumulative Quantity Discount (Right of Accumulation). An investor's
     ----------------------------------------------------
purchase of additional Class A shares of the Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative
Purchase Arrangements--Class A Shares." In such cases, the applicable sales charge will be based on the total of:

     (i)   the investor's current purchase;

     (ii)  the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b)
           all shares of any other AllianceBernstein Mutual Fund, including
           AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

     (iii) the higher of cost or NAV of all shares described in paragraph (ii)
           owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     The initial charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of
AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

     For example, if an investor owned shares of an AllianceBernstein Mutual
Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2% rate applicable to a single $300,000 purchase of shares of the
Portfolio, rather than the 3% rate.

     Letter of Intent. Class A investors may also obtain the quantity discounts
     ----------------
described under "Alternative Purchase Arrangements--Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares the Portfolio or any AllianceBernstein
Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the
Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of
Intent is signed.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

                                       46

     The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a
Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

     Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Portfolio can obtain a form of
Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

     Reinstatement Privilege. A shareholder who has redeemed any or all of his
     -----------------------
or her Class A shares of the Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual
Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above.
A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the
Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

     Dividend Reinvestment Program. Shareholders may elect to have all income
     -----------------------------
and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Fund's
Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment
Program should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the amount has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

     Dividend Direction Plan. A shareholder who already maintains accounts in
     -----------------------
more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s).
Further information can be obtained by contacting ABIS at the address or the
"For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund
Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

     General. Any shareholder who owns or purchases shares of the Portfolio
     -------
having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated
amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of such Portfolio.

     Shares of the Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

     Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and
Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of
Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or
$5,000, whichever is less.

                                       47

     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

     CDSC Waiver for Class A, Class B and Class C Shares. Under a systematic
     ---------------------------------------------------
withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

     Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

     With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

     The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

     Payments to Financial Advisors and Their Firms
     ----------------------------------------------

     Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     Your financial advisor's firm receives compensation from the Fund, ABI and/or AllianceBernstein in several ways from various sources, which include some or all of the following:

     .    upfront sales commissions

     .    Rule 12b-1 fees

     .    additional distribution support

     .    defrayal of costs for educational seminars and training

     .    payments related to providing shareholder recordkeeping and/or transfer agency services

     Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

     In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor),
ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual
Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

     For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the
Alliancebernstein mutual funds or approximately $20 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual
Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual
Fund shares. Please see "Expenses of the Fund--Transfer Agency Agreement" above.
These expenses paid by the Fund are included in "Other Expenses" under "Fees and
Expenses of the Portfolio--Annual Portfolio Operating Expenses" in the
Prospectus.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund,
AllianceBernstein, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

     ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     Advisor Group, Inc.
     Ameriprise Financial Services
     AXA Advisors

     Cadaret, Grant & Co.
     CCO Investment Services Corp.
     Chase Investment Services
     Commonwealth Financial Network
     Donegal Securities

     Financial Network Investment Company

     LPL Financial Corporation
     Merrill Lynch

     Morgan Stanley Smith Barney

     Multi-Financial Securities Corporation
     Northwestern Mutual Investment Services
     PrimeVest Financial Services
     Raymond James

     RBC Wealth Management
     Robert W. Baird
     UBS Financial Services

     Wells Fargo Advisors

     Although the Fund may use brokers and dealers who sell shares of the
Portfolio to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

                                       48

                       REDEMPTION AND REPURCHASE OF SHARES

     The following information supplements that set forth in the Portfolio's
Prospectus under the heading "Investing in the Portfolios." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

     Subject only to the limitations described below, the Fund's Articles of
Incorporation require that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form.
Except for any CDSC that may be applicable to Class A shares, Class B shares or
Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency
(as determined by the SEC) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

     Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

     To redeem shares of the Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

     To redeem shares of the Portfolio represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or,where tender is made by mail, separately mailed to the Portfolio. The signature or signatures on the assignment form must be guaranteed in the manner described above.

     Telephone Redemption by Electronic Funds Transfer. Each Portfolio
     -------------------------------------------------
shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800)
221-5672 if the shareholder has completed the appropriate portion of the Mutual
Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

     Telephone Redemption by Check. The Portfolio shareholder is eligible to
     -----------------------------
request redemption by check of Portfolio shares for which no share certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise  eligible for telephone redemption by check may cancel the privilege by  written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

     Telephone Redemptions-General. During periods of drastic economic, market
     -----------------------------
or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares

                                       49

(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS
will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

     Repurchase. The Fund may repurchase shares through the Principal
Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the
CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the
Principal Underwriter prior to its close of business on that day (normally 5:00
p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the
CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the
Fund may suspend or terminate this practice at any time.

     General. The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the
Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

                              SHAREHOLDER SERVICES

     The following information supplements that set forth in the Portfolio's
Prospectus under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all classes of shares of the
Portfolio unless otherwise indicated.

     Automatic Investment Program. Investors may purchase shares of the
     ----------------------------
Portfolio through an automatic investment program utilizing "electronic funds transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund
Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

     Shareholders committed to monthly investments of $25 or more through the
Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum. As of January 31, 2009, the Automatic
Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009.

     Exchange Privilege. You may exchange your investment in the Portfolio for
     ------------------
shares of the same class of other AllianceBernstein Mutual Funds (including ABI
Exchange Reserves, a money market fund managed by the Manager) if the other
AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written
request.To receive a day's NAV, ABIS must receive and confirm a telephone exchangerequest by 4:00 p.m., Eastern time, on that day.

     Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your
Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the
AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

                                       50

     Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
800-221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes.
The exchange service may be modified, restricted, or terminated on 60 days'
written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein
Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAV as next determined following receipt by the
AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein
Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

     Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application.
Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above.
Telephone requests for exchange received before 4:00 p.m., Eastern time, on a
Fund business day will be processed as of the close of business on that day.
During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to
ABIS at the address shown on the cover of this SAI.

     A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.
Auto Exchange transactions normally occur on the 12th day of each month, or the
Fund business day prior thereto.

     None of the AllianceBernstein Mutual Funds, the Manager, the Principal
Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

     The exchange privilege is available only in states where shares of the
AllianceBernstein Mutual Fund being acquired may legally be sold. Each
AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

     Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
------------------------------------------------------------------------

     Checkwriting. A new Class A or Class C investor may fill out the
     ------------
Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company
(the "Bank") to draw against Class A or Class C shares of the Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her
Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations

                                       51

governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

     When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked
"insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

                                 NET ASSET VALUE

     The per share NAV of each Portfolio is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act.
The Portfolio's per share NAV is calculated by dividing the value of the
Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

     Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the
Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

     Whenever possible, securities are valued based on market information on the business day as of which the value being determined, as follows:

     (a) a security listed on the Exchange, or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ"))
is valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

     (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing
Price;

     (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Manager) on which the security is traded;

     (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item
(e)). If neither a current bid or a current ask price is available, the Manager will have discretion to determine the best valuation (e.g., last trade price)
and then bring the issue to the Board's Valuation Committee the next day;

     (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

     (f) a right is valued at the last traded price provided by approved pricing services;

     (g) a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it will no longer be valued;

     (h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Manager determines that this method does not represent fair value);

     (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Manager believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between the bid and offer. Fixed income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of particular markets. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If

                                       52

the Manager determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security.
The second highest price will be utilized whenever two or more quoted bid prices are obtained If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

     (j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Manager believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Manager has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

     (k) bank loans are valued on the basis of bid prices provided by a pricing service;

     (l) bridge loans are valued at par, unless it is determined by the
Valuation Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans.

     (m) residential and commercial mortgage whose loans and whose loan pools are fair market priced by a pricing service;

     (n) forward and spot currency pricing is provided by pricing services;

     (o) a swap is valued by the Manager utilizing various external sources to obtain inputs for variables in pricing models;

     (p) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service; and

     (q) open end mutual funds are valued at the closing NAV per share and closed end funds are valued at the closing market price per share.

     The Portfolio values its securities at their current market value determined on the basis of market quotations set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets)
and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to its oversight, the Board has delegated responsibility for valuing the Portfolio's assets to the Manager. The Manager has established a
Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The
Valuation Committee values Portfolio assets as described above.

     The Portfolio's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     The net asset value of the Portfolio is calculated by subtracting the liabilities allocated to the Portfolio from the value of the assets belonging to that Portfolio. The NAV of each class of shares of the Portfolio is determined separately by subtracting the liabilities attributable to that class from the assets attributable to that class, and then dividing the result by the number of outstanding shares of that class, all in accordance with a plan adopted by the
Fund in accordance with Rule 18f-3 under the 1940 Act.

                                       53

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends the Portfolio to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the
Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii)
90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

     The Portfolio intends to distribute to the registered holders of its shares all of its net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies
(such as the Portfolio) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of the Portfolio is to declare ordinary income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

     Gains or losses on sales of securities by the Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

     Dividends paid by the Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

     The Portfolio intends to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, the Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive
90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income
(the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities, or the securities of other regulated investment companies or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the
"diversification requirements"). It is possible that certain partnerships in which the Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which the Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

     If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the
Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and
(ii) for the dividends received deduction in the case of corporate shareholders.
Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio

                                       54

may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

     In certain situations, the Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

     Dividends and other distributions by the Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the
Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

     Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash.
Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.
All other dividends paid by the Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

     Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2013 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets)
provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. However, such rate generally will not apply to dividends received from the Portfolio.

     We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

     If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

     Distributions in excess of the Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the
Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Dividends paid by the Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the
Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of
(a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     The Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by the Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Portfolio in a taxable year may not be

                                       55

represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

     The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

     As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the
Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, the Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

     Gain or loss realized by the Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by the Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

     The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolio may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by the Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though the Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

     Certain Section 1256 contracts and certain other transactions undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the
Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolio are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolio.

     The Portfolio may make one or more of the elections available under the
Code which are applicable to straddles. If the Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by the Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

     The diversification requirements applicable to the Portfolio's assets and other restrictions imposed on the Portfolio by the Code may limit the extent to which the Portfolio will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

     Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and options contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, the Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency

                                       56

attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the
Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the
Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, the
Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

     Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

     Certain types of income received by the Portfolio from real estate investment trusts ("REITs"), REMICs, taxable mortgage pools or other investments may cause the Portfolio to report some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may
(1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3)
not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.
Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

     Under Treasury Regulations, the Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S.
shareholders provide their correct taxpayer identification number ("TIN")
and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the Internal Revenue Service (the
"IRS"). Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

     If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a
"qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90%
and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

     The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

     Shareholders will receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

                                       57

     Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of
U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

     If a shareholder recognizes a loss with respect to the Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from the Portfolio. In order to obtain a reduced rate of withholding, a non-U.S.
shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S.
shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional
"branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S.
shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

    A 30% withholding tax will be imposed on dividends paid after December 31,
2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect
U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the
IRS information including the name, address and TIN of direct and indirect
U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

     In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio.

     Shares of the Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

     The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolio. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolio upon their individual tax situations.

     Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the
"cost basis" of shares acquired by a shareholder on or after January 1, 2012
("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the
IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

     Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO)
and Specific Share Identification. You may elect which method you want to use by notifying the Portfolio. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Portfolio's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

                                       58

     If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

     You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general oversight of the Board, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for the Portfolio. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction
(generally defined as "best execution"). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

     When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the
Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

     Neither the Portfolio nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolio, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the
Manager to any material extent.

     The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

     The Portfolio may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The
Portfolio may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

     The extent to which commissions that will be charged by broker-dealers selected by the Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolio; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolio.

     The Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the
Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and
Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     The Portfolio did not pay any brokerage commissions for the past three fiscal years.

     Disclosure of Portfolio Holdings
     --------------------------------

     The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for

                                       59

stock picking. However, the Fund also believes that knowledge of the Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

     The Manager has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions
(designed to protect the Portfolio and its shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolio's portfolio holdings on a selective basis.

     The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager's website
(www.AllianceBernstein.com). The Manager generally posts on the website a complete schedule of the Portfolio's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the
Portfolio's holdings, and the percentage of the Portfolio's assets represented by the Portfolio's holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed,
e-mailed or otherwise transmitted to any person.

     The Manager may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the
Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the
Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

     Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, the Manager's Chief Compliance Officer
(or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

     The Manager has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Portfolio's shareholders. The Manager's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief
Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique
International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Portfolio's assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's portfolio holdings information unless specifically authorized.

                                       60

          CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                          FIRM AND FINANCIAL STATEMENTS

Custodian and Accounting Agent
------------------------------

     State Street Bank and Trust Company, One Lincoln Street, Boston,
Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

     ABI, an indirect wholly owned subsidiary of AllianceBernstein, located at
1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolio. Under the Distribution Services Agreement between the Fund and the Principal
Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel
-------

     The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York,
New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm
---------------------------------------------

     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017,
has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of the Portfolio.

Additional Information
----------------------

     Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act.
Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in
Washington, D.C.

The Report of the Independent Registered Public Accounting Firm and financial statements of the Portfolio are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and
Rule 30b2-1 thereunder. The annual report is dated September 30, 2011 and was filed on December 6, 2011. It is available without charge upon request by calling ABIS at (800) 227-4618.

                               GENERAL INFORMATION

     The shares of the Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001.

     Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of Portfolio or series of shares (the proceeds of which may be invested in separate, independently managed portfolios)
with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors.
Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of the Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects the Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the
Fund does not intend to hold annual meetings of shareholders.

     A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the
Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC.
Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the
Portfolio has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate

                                       61

class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Portfolio, are entitled to receive the net assets of the
Portfolio.

     As of January 6, 2012, to the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of the Portfolio, or any class of the Portfolio.

                                                                    NO. OF SHARES
NAME AND ADDRESS                                                      OF CLASS      % OF CLASS
-----------------------------------------------------------------   -------------   ----------
CLASS A SHARES:
---------------

FIRST CLEARING, LLC                                                  551,321.323      11.15%
A/C
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                         448,430.846      9.07%
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

UBS WM USA                                                           437,755.131      8.85%
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FLOOR
WEEHAWKEN NJ 07086-6761

CHARLES SCHWAB & CO.                                                 406,816.172      8.23%
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

SEI PRIVATE TRUST COMPANY                                            373,540.268      7.55%
FBO NJ ST FIREMENS ASSO
C/O UNION BANK ID 797
1 FREEDOM VALLEY DR
OAKS PA 19456-9989

CHARLES SCHWAB & CO.                                                 294,127.221      5.95%
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

PERSHING LLC                                                         290,672.136      5.88%
PO BOX 2052
JERSEY CITY NJ 07303-2052

CLASS B SHARES:
---------------

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                         65,318.998       19.49%
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC                                                         38,056.224       11.35%
PO BOX 2052
JERSEY CITY NJ 07303-2052

                                       62

                                                                    NO. OF SHARES
NAME AND ADDRESS                                                      OF CLASS      % OF CLASS
-----------------------------------------------------------------   -------------   ----------

CHARLES SCHWAB & CO.                                                  24,548.44       7.32%
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94101-4151

FIRST CLEARING, LLC                                                  24,537.506       7.32%
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

NATIONAL FINANCIAL SERVICES LLC                                      18,016.431       5.38%
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT
200 LIBERTY ST 5TH FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503

CLASS C SHARES:
---------------

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                         543,415.323      26.57%
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

UBS WM USA                                                           434,783.995      21.26%
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FLOOR
WEEHAWKEN NJ 07086-6761

PERSHING LLC                                                         156,143.162      7.63%
PO BOX 2052
JERSEY CITY NJ 07303-2052

FIRST CLEARING, LLC                                                  145,459.872      7.11%
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

CITIGROUP GLOBAL MARKETS                                             106,566.757      5.21%
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 2 34TH ST FL 3
NEW YORK NY 10001-2402

                                       63

                                   APPENDIX A

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS
---------------------------------------------------

     The following descriptions of Standard & Poor's Corporation ("Standard &
Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc.
("Moody's") corporate and municipal bond ratings have been published by Standard
& Poor's, Fitch and Moody's, respectively.

Standard & Poor's/2/
--------------------

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) or MINUS (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch/3/
--------

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information.
Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

----------
/2/  Reprinted from Standard & Poor's Bond Guide.
/3/  As provided by Fitch Ratings, Inc.

                                       A-1

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD AND D Bonds represent the highest potential for default and the lowest potential for recovery.

PLUS(+) MINUS (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody's/4/
----------

AAA Bonds which are rated Aaa by Moody's are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS
---------------------------------------------------------------

     The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

----------
/4/  Reprinted from Moody's Bond Record and Short Term Market Record.

                                      A-2

Standard & Poor's/5/
--------------------

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

----------
/5/  Reprinted from Standard & Poor's Bond Guide.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory.
However, the relative degree of safety is not as high as for issues designated
"A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment.
They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch/6/
--------

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/7/
----------

     Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     .    Leading market positions in well-established industries.

     .    High rates of return on funds employed.

     .    Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     .    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     .    Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                       A-3

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

----------
/6/  As provided by Fitch Ratings, Inc.
/7/  Reprinted from Moody's Bond Record and Short Term Market Record.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS
-------------------------------------

     The following descriptions of municipal bond ratings have been published by
Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/8/
--------------------

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus
(+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/9/
--------

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

----------
/8/  Reprinted from Standard & Poor's Bond Guide
/9/  As provided by Fitch Ratings, Inc.

                                       A-4

================================================================================

                                  APPENDIX B :

                            STATEMENT OF POLICIES AND
                           PROCEDURES FOR PROXY VOTING

================================================================================

1.   INTRODUCTION

     As a registered investment adviser, AllianceBernstein L.P.
     ("ALLIANCEBERNSTEIN", "WE" OR "US") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI
     Policy") is attached to this Statement as an Exhibit.

     We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

     This statement is intended to comply with Rule 206(4)-6 of the Investment
     Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940.
     This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.   PROXY POLICIES

     Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors

                                       B-1

     and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients'
     best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders.
          We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place.
          Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.
          Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the

                                       B-2

          company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals.
          However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy

                                       B-3

          statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.
          Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.
          However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.
          We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

                                      B-4

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report.
          Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S.
          Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010.
          Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based
          compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock

                                       B-5

          options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

     2.9. ESG

          We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

          Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including
          ESG issues) in the course of our extensive fundamental, company-
          specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.   PROXY VOTING PROCEDURES

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new

                                       B-6

          types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the
          Proxy Committees include senior investment personnel and
          representatives of the Legal and Compliance Department.

          Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the
          Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

          It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

     3.2. Engagement

          In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy
          Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the
          Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

          Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

     3.3. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes
          AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a

                                       B-7

          business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy.
          Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate
          (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and
          (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii)
          prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and
          (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

     3.4. Proxies of Certain Non-U.S. Issuers

          Proxy voting in certain countries requires "share blocking."
          Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.
          During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote

                                       B-8

          is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

          AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example,
          AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that

                                       B-9

          local agents must have from our clients prior to implementing
          AllianceBernstein's voting instructions.

     3.5. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue.
          AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.6. Proxy Voting Records

          Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President &
          Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the
          Americas, New York, NY 10105.

          [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and
          Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.

                                      B-10

                                                                         Exhibit

                          Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients'
objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible
Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI")
incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the
Principles.

                                      B-11

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued
and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the
Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the
Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting
AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

                                      B-12

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by John
Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of the
Proxy Voting Committee for Bernstein.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Steve Cheetham: SVP-Value, London
James Crawford: SVP-Value, Australia
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
David Lesser: VP-Legal, New York
Jason Ley: SVP-Growth, Chicago
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
John Phillips: SVP-Value, New York
Guy Prochilo: SVP-Institutional Investments, New York
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                      B-13

[LOGO OF ALLIANCEBERNSTEIN]

                           ALLIANCEBERNSTEIN TAX-MANAGED INTERNATIONAL PORTFOLIO
                                       ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                January 31, 2012

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") relates to the following classes of the AllianceBernstein International Portfolio (the "International
Portfolio") and the AllianceBernstein Tax-Managed International Portfolio (the
"Tax-Managed International Portfolio," together with the Tax-Managed
International Portfolio, the "Portfolios," and each a "Portfolio") of the
Sanford C. Bernstein Fund, Inc. (the "Fund").

PORTFOLIO AND CLASS                                     EXCHANGE TICKER SYMBOL
-------------------                                     ----------------------
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
Class A                                                          AIZAX
Class B                                                          AIZBX
Class C                                                          AIZCX
ALLIANCEBERNSTEIN TAX-MANAGED INTERNATIONAL PORTFOLIO
Class A                                                          ABXAX
Class B                                                          ABXBX
Class C                                                          ABXCX

     This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated January 31, 2012, as it may be amended and/or supplemented from time to time, for the Tax-Managed International
Portfolio's Class A, Class B and Class C shares and the International
Portfolio's Class A, Class B and Class C shares (the "Prospectus"). Copies of the Prospectus and the Portfolios' annual report may be obtained by contacting
AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For
Literature" telephone number shown above or on the Internet at
www.AllianceBernstein.com. Certain financial statements from the Fund's annual report dated September 30, 2011 are incorporated by reference into this SAI.
Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                                                            PAGE
                                                                            ----

CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

                                        2

                                  FUND HISTORY

     The Fund was incorporated under the laws of the State of Maryland on May 4,
1988 as an open-end management investment company. Each Portfolio is diversified.

     The Tax-Managed International Portfolio, doing business as
AllianceBernstein Tax-Managed International Portfolio, commenced offering the
Tax-Managed International Class shares on June 22, 1992 and the International
Portfolio, doing business as AllianceBernstein International Portfolio, commenced offering the International Class shares on April 30, 1999, pursuant to a separate Prospectus. On December 30, 2003, the Tax-Managed International
Portfolio commenced offering Class A shares, Class B shares and Class C shares and the International Portfolio commenced offering Class A shares, Class B shares and Class C shares.

     To reflect a change in investment style from value to a blend of growth and value, as of September 2, 2003, the "Tax-Managed International Value Portfolio"
changed its name to "Tax-Managed International Portfolio," and the
"International Value Portfolio II" changed its name to "International
Portfolio."

                     INVESTMENT STRATEGIES AND RELATED RISKS

     For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see the Portfolios' Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

GENERAL INVESTMENT POLICIES

     The Tax-Managed International Portfolio and the International Portfolio
seek long-term capital growth. The Portfolios will invest in equity securities of issuers in countries that comprise the Morgan Stanley(R) Capital
International Europe, Australasia, Far East (MSCI EAFE) index. The Portfolios will also invest in equity securities of companies in less developed or emerging market countries.

     As used in this SAI, emerging-market countries are those countries that, in the opinion of AllianceBernstein L.P. ("AllianceBernstein" or the "Manager"),
are considered to be developing countries by the international financial community, and will include those countries considered by the International
Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an
"emerging stock market."

     The research analyses supporting buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the Portfolios, the Manager diversifies the investment portfolios between growth and value equity investment styles. The Manager selects international growth and international value equity securities by drawing from its fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for the Portfolios is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

     The Portfolios' international growth stocks are selected using
AllianceBernstein's research-driven international growth investment discipline.
In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, AllianceBernstein has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

     The Manager's international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth.
The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

     Each Portfolio's international value stocks are selected using the
Manager's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of the Manager's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Manager's international value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and
high dividend yields.

     The Manager's international and emerging markets value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

                                        3

     Under normal circumstances, each of the Portfolios will invest in companies in at least three countries other than the United States. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, the Portfolios may temporarily, for defensive purposes, invest part or all of their portfolios in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. The Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

     The Portfolios may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

     Fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by Standard & Poor's Corporation
("S&P"), BBB, F-2 or higher by Fitch Ratings, Inc. ("Fitch") or Baa, P-2 or higher by Moody's Investors Service, Inc. ("Moody's"); or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see Appendix A). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager's discretion, in the event of a rating reduction.

     The term "net assets," as used in this SAI, means net assets plus any borrowings.

     CURRENCY TRANSACTIONS. The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate then prevailing in the currency exchange market for buying and selling currencies). See below for a further discussion of the foreign currency transactions in which the Portfolios may engage.

INVESTMENT RISKS
----------------

     MARKET RISK
     -----------

     Since the Portfolios invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk - the possibility that stock prices in general will decline over short or even extended periods.
Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

     The securities markets in many emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the Portfolios may invest in relatively small companies.
Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

     In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of a Portfolio. Moreover, some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays)
when the Portfolio does not calculate net asset value ("NAV"). As a result, the
NAV of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

     CURRENCY RISK
     -------------

     See "Foreign Currency Transactions" below for a description of currency risk.

                                        4

     OTHER RISKS
     -----------

     Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities;
less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and
possible political instability in some countries, which could affect U.S.
investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange;
payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

ADDITIONAL RISKS OF INVESTING IN EMERGING MARKETS
-------------------------------------------------

     Investing in securities of companies in emerging-market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

     INVESTMENT RESTRICTIONS
     -----------------------

     Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolios. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of a Portfolio.

     POSSIBILITY OF THEFT OR LOSS OF ASSETS
     --------------------------------------

     Security settlement and clearance procedures in some emerging-market countries may not fully protect a Portfolio against loss or theft of its assets.
By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

     SETTLEMENT AND BROKERAGE PRACTICES
     ----------------------------------

     Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the
United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

     LESS SOPHISTICATED REGULATORY AND LEGAL FRAMEWORK
     -------------------------------------------------

     In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which a Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

     The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-
market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors' rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome

                                        5

of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

     LESS ACCURATE INFORMATION ON COMPANIES AND MARKETS
     --------------------------------------------------

     Many of the foreign securities held by a Portfolio will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S.
companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     BELOW INVESTMENT-GRADE BONDS
     ----------------------------

     Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody's. Securities that are rated BBB,
A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix).
Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

     While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

     The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

     SOCIAL, POLITICAL AND ECONOMIC INSTABILITY
     ------------------------------------------

     Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii)
internal insurgencies; (iv) hostile relations with neighboring countries; (v)
ethnic, religious and racial disaffection; and (vi) changes in trading status.

     Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions - for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes - could have a severe effect on security prices and impair the Portfolios' ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios'
assets.

     The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolios may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

                                        6

                             INVESTMENT RESTRICTIONS

     Each of the Portfolios is subject to fundamental investment restrictions.
The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of one Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other
Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

     Neither Portfolio may, except as otherwise provided herein:

     1)   Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2)   Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

     3)   Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

     4)   Issue senior securities, except as permitted under the Investment
          Company Act of 1940, as amended (the "1940 Act");

     5)   Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

     6)   Purchase or sell real estate or interests in real estate, although the
          Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     7)   Purchase oil, gas or other mineral interests;

     8)   Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the
          Portfolio's total assets will be lent to other parties;

     9)   Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10)  Purchase any security if, as a result, more than 25% of the
          Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

     11)  Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

     12)  Make investments for the purpose of exercising control or management.

     The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Portfolios has not and currently does not intend to:

     1)   Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the
          Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

                                        7

     2)   Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws
          (excluding restricted securities eligible for resale pursuant to Rule
          144A under the Securities Act of 1933, as amended ("144A securities")
          that have been determined to be liquid under procedures adopted by the
          Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

     3)   Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

     4)   Invest in any securities of any issuer if, to the knowledge of the
          Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than
          5% of the outstanding securities of such issuer.

                                   INVESTMENTS

     The Portfolios will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which the Portfolios emphasize each of the categories of investment described depends upon the investment objectives and restrictions of the
Portfolios. Some information regarding some of these types of investments is provided below.

EQUITY SECURITIES
-----------------

     The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities. The Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored
American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances -- e.g., when a direct investment in securities in a particular country cannot be made -- the Portfolios, in compliance with provisions of the
Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of the Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase
"Savings Shares," which are equity securities which have priority rights
(compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

PRIVATE PLACEMENTS
------------------

     The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities
Act of 1933, as amended (the "1933 Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund (the "Board"), are
considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the
Portfolios.

     Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the
Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

     The Securities and Exchange Commission ("SEC") has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

                                        8

WARRANTS
--------

     The Portfolios may invest in warrants. Warrants are securities that give a
Portfolio the right to purchase securities from the issuer at a specific price
(the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

SHORT SALES
-----------

     The Portfolios may participate in short sales. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The
Portfolios may only make short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

      A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative and/or absolute terms, or which is denominated in a currency other than the U.S.
Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

BANK OBLIGATIONS
----------------

     The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

     Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

     Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

     A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

     The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation
("FDIC") or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by S&P, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality.
Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

CONVERTIBLE SECURITIES
----------------------

     The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

     The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock.
As the market price of the underlying stock falls below the conversion price, the convertible security tends to

                                        9

trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

OTHER SECURITIES
----------------

     It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the
Portfolios, subject to Board guidelines.

DERIVATIVES
-----------

     A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. At times, a
Portfolio's exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

     There are four principal types of derivatives, which include options, futures, forwards and swaps. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts.
Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

     Risks of Derivatives. Investment techniques employing such derivatives
     --------------------
involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

     .    MARKET RISK. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

     .    MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

     .    CREDIT RISK. This is the risk that a loss may be sustained by a
          Portfolio as a result of the failure of another party to a derivative
          (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system
          (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the
          Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

     .    LIQUIDITY RISK. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

     .    LEVERAGE RISK. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     .    RISK OF POTENTIAL GOVERNMENTAL REGULATION OF DERIVATIVES. Recent
          legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Portfolio's ability to use such instruments as a part of its investment strategy.

     .    OTHER RISKS. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track.
          Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

                                       10

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S.
Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes. Futures contracts that the Portfolios may buy and sell include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

     The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract
("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. The
Portfolios may each purchase or sell options on futures contracts for hedging or for other purposes.

     No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets, except for derivative transactions in respect of foreign currencies.

     The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment.
In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the
Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

     Futures contracts can be highly volatile and could reduce a Portfolio's total return. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a
Portfolio is unable to close out its positions due to disruptions in the market or lack of liquidity.

     FUTURES CONTRACTS
     -----------------

     U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission
("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures
Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios. On February 11, 2011, the CFTC published a rule proposal that would limit a Portfolio's ability to use futures in reliance on certain CFTC exemptions. If the new rule is adopted as proposed, the amended CFTC exemption would limit a Portfolio's use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Portfolio. If a Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the
Portfolio would need to comply with all applicable regulations governing commodity pools.

     At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of
"variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

                                       11

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying
(or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

     OPTIONS ON FUTURES CONTRACTS
     ----------------------------

     A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put
(less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

     The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A
Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a
Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a
Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

                                       12

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     A Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S.
federal income tax purposes.

     FOREIGN CURRENCY FUTURES CONTRACTS
     ----------------------------------

     Foreign currency futures contracts involve obligations to purchase or sell a specific currency at a set price on a fixed date. The Portfolios may purchase and sell foreign currency futures contracts, including for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the U.S. Dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign currency-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A
Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the U.S. Dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign currency-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the U.S. Dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, the Portfolios could protect against a rise in the U.S. Dollar cost of foreign currency-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the U.S.
Dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in U.S. Dollars of securities to be acquired instead declines as a result of appreciation of the
U.S. Dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The Portfolios may also engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S.
Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

     The Portfolios may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Foreign
Currency Transactions" below and in the Prospectus.

     The costs to a Portfolio of engaging in a foreign currency futures contract can vary based on factors such as the currency involved, the length of the contract period and prevailing market conditions. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described below, including counterparty risk. A Portfolio engaging in a foreign currency futures contract relies upon its counterparty to take delivery of the underlying currency at the time of maturity of the contract or make a cash settlement prior to maturity, and a failure by the counterparty to do so may result in the loss of the expected benefit of the contract. A Portfolio may reduce its risk exposure by entering into offsetting closing transactions, as described below, by selling or repurchasing a contract identical to the contract purchased or sold. However, since foreign currency futures contracts generally do not trade on a secondary market, closing transactions must generally be made by negotiating directly with the counterparty. In the event a counterparty becomes insolvent, the Portfolio may be unable to terminate a foreign currency futures contract prior to its maturity, and the Portfolio would continue to be subject to market risk with respect to its currency position.

                                       13

OPTIONS
-------

     The Portfolios may each purchase put and call options on securities. A
Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities.

     A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

     Each Portfolio may write (i.e., sell) only covered put and call options
(except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

     A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian)
upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the
Fund's custodian. A put option written by a Portfolio is "covered" if the
Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     OPTIONS ON SECURITIES INDEXES
     -----------------------------

     A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the
Portfolio's investments generally cannot match the composition of an index.

     OPTIONS ON FOREIGN CURRENCIES
     -----------------------------

     In addition, a Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S.
Dollar value of its portfolio securities and against increases in the U.S.
Dollar cost of foreign securities to be acquired. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a
Portfolio will have the right to sell such currency for a fixed amount in U.S.
Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

     A Portfolio may write options on foreign currencies, including for hedging purposes. For example, where a Portfolio anticipates a decline in the U.S.
Dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

                                       14

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a
Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium.
Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     In addition to using options for the hedging purposes described above, the
Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. The
Portfolios may use options on currency to seek to increase total return when the
Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a
Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Foreign Currency
Transactions" below and in the Prospectus.

     Special Risks Associated with Options on Currency. An exchange traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

     COVERED STRADDLES
     -----------------

     The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     SPECIAL RISKS ASSOCIATED WITH OPTIONS IN GENERAL
     ------------------------------------------------

     The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional
Investment Information, Special Investment Techniques and Related Risks --
Illiquid Securities" in the Prospectus.

     In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

     The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be

                                       15

exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

     ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND
OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by the
Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options
Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.
Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the
Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.
For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges.
Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United
States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

     CLOSING TRANSACTIONS
     --------------------

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation.
However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities.

Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other
Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a

                                       16

Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a
Portfolio.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National
Exchange") on opening transactions or closing transactions or both, (iii)
trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National
Exchange, (v) the facilities of a National Exchange or the Options Clearing
Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options
(or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that
National Exchange would continue to be exercisable in accordance with their terms.

STRUCTURED INSTRUMENTS
----------------------

     Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

     Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale)
value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the
CFTC, which generally regulates the trading of commodity futures by U.S.
persons, the SEC, which regulates the offer and sale of securities by and to
U.S. persons, or any other governmental regulatory authority.

SYNTHETIC FOREIGN EQUITY SECURITIES
-----------------------------------

     Each Portfolio may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock
(domestic warrants), but also may be traded in different currency (euro-
warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

                                       17

     The Portfolios may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants.
Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS)
---------------------------------------------------

     Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

     The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond market. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

     Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the
Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a
Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate
NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the
Manager's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

     Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the
Portfolio is contractually obligated to make. To the extent a Portfolio sells
(i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the
Portfolio's obligations with respect to any caps or floors.

CURRENCY SWAPS
--------------

     The Portfolios may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The Portfolios may also enter into currency swaps for non-
hedging purposes as a means of making direct investments in foreign currencies, as described under "Foreign Currency Transactions" below and in the Prospectus.
Currency swaps involve the individually negotiated exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolios' obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian.
The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If the creditworthiness of the Portfolio's counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

                                       18

REVERSE REPURCHASE AGREEMENTS
-----------------------------

     The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act.

FORWARD CURRENCY EXCHANGE CONTRACTS
-----------------------------------

     A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.
NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

     The Portfolios may enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. The Portfolios may also purchase or sell forward currency exchange contracts for non-hedging purposes as direct investments in foreign currencies, as described below and in the Prospectus under "Foreign
Currency Transactions".

     Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S.
Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the
Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

     Under certain circumstances, each of the Portfolios may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the
Portfolio and the flexibility of the Portfolio to purchase additional securities.

     If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

     The Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. A Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. A Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

     The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.
The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio's obligations under any forward currency exchange contracts.

ADDITIONAL RISKS - FOREIGN CURRENCY TRANSACTIONS
------------------------------------------------

     The Portfolios may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios' revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Portfolios' net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios' income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

                                       19

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a
Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

     The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a
Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in
U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

     At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a
Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the
Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date.
Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies.
The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

                                       20

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
----------------------------------------------

     Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction.
The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

     At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a
Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

     If a Portfolio is fully or almost fully invested with "when-issued" or
"forward commitment" transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio's NAV.

LENDING PORTFOLIO SECURITIES
----------------------------

     Each Portfolio may lend Portfolio securities. Each Portfolio may lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower,
AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

SECURITIES RATINGS
------------------

     The ratings of fixed-income securities by nationally recognized statistical rating organizations including S&P, Moody's, Fitch, Dominion Bond Rating Service
Ltd. and A.M. Best Company are a generally accepted barometer of credit risk.
They are, however, subject to certain limitations from an investor's standpoint.
The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A for a description of S&P, Moody's and Fitch ratings.

     Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

                                       21

                           DIRECTORS AND OFFICERS AND
                         PRINCIPAL HOLDERS OF SECURITIES

     The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                        NUMBER OF
                                                                       PORTFOLIOS
                                                                       IN THE FUND      OTHER PUBLIC COMPANY
                                                                         COMPLEX         DIRECTORSHIPS HELD
NAME, ADDRESS,* AGE, (YEAR       PRINCIPAL OCCUPATION(S) DURING        OVERSEEN BY         BY THE DIRECTOR
ELECTED**)                        THE PAST FIVE YEARS OR LONGER       THE DIRECTOR   DURING THE PAST FIVE YEARS
---------------------------   -------------------------------------   ------------   --------------------------
INTERESTED DIRECTOR***

Dianne F. Lob                 Senior Vice President of the                 18        None
c/o AllianceBernstein L.P.    Manager with which she has been
1345 Avenue of the Americas   associated since prior to 2007;
New York, NY 10105            Chairman of Bernstein's Private
57                            Client Investment Policy Group
(2010)                        since 2004; She joined the firm in
                              1999 as a senior portfolio
                              manager; Previously, a managing
                              director and an investment banker
                              at J.P. Morgan from 1977 to 1999.

INDEPENDENT DIRECTORS

Chairman of the Board         President of Cedar Lawn                      18        Cedar Lawn Corporation
Thomas B. Stiles II #^+       Corporation (cemetery); Formerly,
71                            Managing Director, Senior Portfolio
(2003)                        Manager and Director of Investment
                              Strategy of Smith Barney Asset
                              Management from 1997 until his
                              retirement in 1999; Prior thereto,
                              Chairman and Chief Executive
                              Officer of Greenwich Street Advisors
                              from 1988 to 1997; Executive Vice
                              President and Director of E.F. Hutton
                              Group from 1982 to 1987.

Bart Friedman #+              Senior Partner at Cahill Gordon &            18        The Brookings Institution; Lincoln
67                            Reindel LLP (law firm) since prior                     Center for the Performing Arts; The
(2005)                        to 2007.                                               Mountain School of Milton Academy;
                                                                                     Allied World Assurance Holdings

William Kristol #+            Editor, The Weekly Standard since            18        Manhattan Institute; John M.
59                            prior to 2007; He is also a Fox                        Ashbrook Center for Public Affairs
(1994)                        News Contributor.                                      at Ashland University; The
                                                                                     Salvatori Center at Claremont
                                                                                     McKenna College; The Shalem
                                                                                     Foundation; The Institute for the
                                                                                     Study of War

                                       22

                                                                        NUMBER OF
                                                                       PORTFOLIOS
                                                                       IN THE FUND      OTHER PUBLIC COMPANY
                                                                         COMPLEX         DIRECTORSHIPS HELD
NAME, ADDRESS,* AGE, (YEAR       PRINCIPAL OCCUPATION(S) DURING        OVERSEEN BY         BY THE DIRECTOR
ELECTED**)                        THE PAST FIVE YEARS OR LONGER       THE DIRECTOR   DURING THE PAST FIVE YEARS
---------------------------   -------------------------------------   ------------   --------------------------
Debra Perry #+                Formerly, Senior Managing Director           18        Korn/Ferry International; Bank of
60                            of Global Ratings and Research,                        America Funds Series Trust; CNO
(2011)                        Moody's Investors Service, Inc. from                   Financial Group; MBIA Inc.
                              2001 to 2004; Chief Administrative
                              Officer and Chief Credit Officer,
                              Moody's, from 1999 to 2001; Group
                              Managing Director for the Finance,
                              Securities and Insurance Ratings
                              Groups, Moody's Corp., from 1996 to
                              1999; Earlier she held executive
                              positions with First Boston
                              Corporation and Chemical Bank.

Donald K. Peterson #+         Formerly, Chairman and Chief                 18        Worcester Polytechnic Institute;
62                            Executive Officer, Avaya Inc.                          Overseers of the Amos Tuck School
(2007)                        (communications) from 2002 to 2006;                    of Business Administration;
                              President and Chief Executive                          TIAA-CREF; Committee for Economic
                              Officer, Avaya Inc. from 2000 to                       Development
                              2001; President, Enterprise Systems
                              Group in 2000; Chief Financial
                              Officer, Lucent Technologies from
                              1996 to 2000; Chief Financial
                              Officer, AT&T, Communications
                              Services Group from 1995 to 1996;
                              President, Nortel Communications
                              Systems, Inc. from 1994 to 1995;
                              Prior thereto he was at Nortel from
                              1976 to 1995.

Rosalie J. Wolf #+            Managing Partner, Botanica Capital           18        TIAA-CREF; North European Oil
70                            Partners LLC since prior to 2007;                      Royalty Trust
(2000)                        Member of Brock Capital Group LLC
                              since prior to 2007; Member of the
                              Investment Committee of the Board at
                              the David and Lucile Packard
                              Foundation since prior to 2007;
                              Formerly, she was a Managing Director
                              at Offit Hall Capital Management LLC
                              from 2001 to 2003; Treasurer and
                              Chief Investment Officer of The
                              Rockefeller Foundation from 1994 to
                              2000; Earlier she held financial
                              executive positions with
                              International Paper Company, Bankers
                              Trust, and Mobil Oil Corporation.

----------
*    The address for each of the Fund's Independent Directors is c/o
     AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the
     Americas, New York, NY 10105.
**   There is no stated term of office for the Fund's Directors.
***  Ms. Lob is an "interested person," as defined in the 1940 Act, because of her affiliation with the Manager.
#    Member of the Fund's Audit Committee and Independent Directors Committee.
^    Member of the Fund's Fair Value Pricing Committee.
+    Member of the Fund's Nominating, Governance and Compensation Committee.

                                       23

     The management of the business affairs of the Fund are managed under the direction of the Board. Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors," and
Directors who are "interested persons" of the Fund are referred to as
"Interested Directors." Certain information concerning the Fund's governance structure and each Director is set forth below.

     Experience, Skills, Attributes, and Qualifications of the Fund's Directors.
     --------------------------------------------------------------------------
The Nominating, Governance and Compensation Committee, which is composed of
Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current
Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a
Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the
Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating,
Governance and Compensation Committee's consideration of Directors appears in the description of the Committee below.

     The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the
Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

     In determining that a particular Director was qualified to serve as a
Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure
(including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that each
Director should serve as a Director of the Fund, is provided in the table above and in the next paragraph.

     Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the
Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Ms. Lob has business, finance and investment management experience as chairman of the Manager's
Private Client Investment Policy Group and experience as a portfolio manager for the Manager. Further, in addition to his or her service as a Director of the
Fund: Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations; Mr. Stiles has investment management experience as a portfolio manager and executive officer and experience as a board member; and Ms. Wolf has business, finance and investment management experience as a senior financial officer of public companies and as chief investment officer of a major foundation as well as experience as a board member of various organizations. The disclosure herein of a Director's experience, qualifications, attributes and skills does not impose on such
Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

     Board Structure and Oversight Function. The Board is responsible for
     --------------------------------------
oversight of the Fund. The Fund has engaged the Manager to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing the Manager and the Fund's other service providers in the operations of the Portfolios in accordance with the Portfolios' investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The
Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees--the Audit Committee, the Nominating, Governance and
Compensation Committee, the Fair Value Pricing Committee and the Independent
Directors Committee--and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.
Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The

                                       24

Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

     An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between
Board meetings, and facilitating communication and coordination between the
Independent Directors and management. The Directors have determined that the
Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the
Manager and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the
Manager.

     Risk Oversight. The Portfolios are subject to a number of risks, including
     --------------
investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers
(depending on the nature of the risk), subject to supervision by the Manager.
The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

     Risk oversight forms part of the Board's general oversight of each
Portfolio's investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio's investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and
Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund's Independent Compliance Officer, the Fund's
independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the Portfolios and the
Manager's risk management programs.

     Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Portfolios'
ability to manage risk is subject to substantial limitations.

     The Board has four standing committees of the Board - an Audit Committee, a
Nominating, Governance and Compensation Committee, a Fair Value Pricing
Committee and an Independent Directors Committee. The members of the Audit
Committee, the Nominating, Governance and Compensation Committee, the Fair Value
Pricing Committee and the Independent Directors Committee are identified above.

     The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

     The functions of the Nominating, Governance and Compensation Committee are
to nominate persons to fill any vacancies or newly created positions on the
Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating,
Governance and Compensation Committee met four times during the Fund's most recently completed fiscal year.

     The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee
will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the
submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to

                                       25

be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or
the Board to be reasonably calculated to inform shareholders.

     Shareholders submitting a candidate for consideration by the Nominating,
Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii)
the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the
Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi)
of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation
Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the
Committee.

     The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and
Compensation Committee will not consider self-nominated candidates. The
Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

     The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair
Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

     The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors
Committee met five times during the Fund's most recently completed fiscal year.

SHARE OWNERSHIP AND COMPENSATION

     The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 23, 2012.

                                       26

                                                                     AGGREGATE DOLLAR
                                                                     RANGE OF EQUITY
                                                                    SECURITIES IN ALL
                                                                        REGISTERED
                         DOLLAR RANGE OF EQUITY SECURITIES IN THE       INVESTMENT
                         ----------------------------------------       COMPANIES
                         ALLIANCEBERNSTEIN                             OVERSEEN BY
                            TAX MANAGED        ALLIANCEBERNSTEIN     DIRECTOR IN THE
                           INTERNATIONAL         INTERNATIONAL      ALLIANCEBERNSTEIN
NAME                         PORTFOLIO             PORTFOLIO           FUND COMPLEX
----------------------   -----------------   --------------------   -----------------
INTERESTED DIRECTOR:
Dianne F. Lob.........    Over $100,000          Over $100,000       Over $100,000
INDEPENDENT DIRECTORS:
Bart Friedman.........    Over $100,000                $0            Over $100,000
William Kristol.......          $0                     $0            Over $100,000
Debra Perry...........          $0                     $0          $10,001-$50,000
Donald K. Peterson....          $0               Over $100,000       Over $100,000
Thomas B. Stiles II...   $10,001-$50,000               $0            Over $100,000
Rosalie J. Wolf.......   $50,001-$100,000              $0            Over $100,000

     As of January 6, 2012, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the
Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or
"under common control with" (within the meaning of the 1940 Act) the Manager or the Fund's distributor.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2011 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the
Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund
Complex.

                                                                  TOTAL               TOTAL
                                                                NUMBER OF           NUMBER OF
                                                               INVESTMENT           INVESTMENT
                                                                COMPANIES           PORTFOLIOS
                                                                 IN THE             WITHIN THE
                                                            ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                                                  FUND                 FUND
                                              TOTAL             COMPLEX,              COMPLEX
                                           COMPENSATION         INCLUDING           INCLUDING
                                             FROM THE           THE FUND,           THE FUND,
                                        ALLIANCEBERNSTEIN      AS TO WHICH             AS TO
                           AGGREGATE           FUND                THE              WHICH THE
                         COMPENSATION        COMPLEX,          DIRECTOR IS         DIRECTOR IS
                           FROM THE       INCLUDING THE         A DIRECTOR          A DIRECTOR
NAME OF DIRECTOR             FUND              FUND             OR TRUSTEE          OR TRUSTEE
----------------------   ------------   -----------------   -----------------   -----------------
INTERESTED DIRECTOR:
Dianne F. Lob ........     $      0          $      0               1                   18
INDEPENDENT DIRECTORS:
Bart Friedman ........     $185,000          $185,000               1                   18
William Kristol ......     $160,000          $160,000               1                   18
Debra Perry* .........     $ 90,000          $ 90,000               1                   18
Donald K. Peterson ...     $185,000          $185,000               1                   18
Thomas B. Stiles II ..     $215,000          $215,000               1                   18
Rosalie J. Wolf ......     $170,000          $170,000               1                   18

----------
*    Ms. Perry was appointed as a Director of the Fund as of July 27, 2011.

     As of January 6, 2012, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

                                       27

OFFICER INFORMATION
-------------------

     Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*                      POSITION(S) HELD                         PRINCIPAL OCCUPATION
AND AGE                                WITH FUND                       DURING LAST FIVE YEARS OR LONGER
----------------------   -------------------------------------   -------------------------------------------
Dianne F. Lob, 57        President                               See biography above.

Philip L. Kirstein, 66   Senior Vice President and               Senior Vice President and Independent
                         Independent Compliance Officer          Compliance Officer of the AllianceBernstein
                                                                 Funds, with which he has been associated
                                                                 since October 2004. Prior thereto, he was
                                                                 Of Counsel to Kirkpatrick & Lockhart, LLP
                                                                 (law firm) from October 2003 to October
                                                                 2004, and General Counsel of Merrill Lynch
                                                                 Investment Managers, L.P. since prior to
                                                                 March 2003.

Emilie D. Wrapp, 56      Secretary                               Senior Vice President, Assistant General
                                                                 Counsel and Assistant Secretary of
                                                                 AllianceBernstein Investments, Inc.
                                                                 ("ABI"),** with which she has been
                                                                 associated since prior to 2007.

Joseph J. Mantineo, 52   Treasurer and Chief Financial Officer   Senior Vice President of AllianceBernstein
                                                                 Investor Services, Inc. ("ABIS"),** with
                                                                 which he has been associated since prior to
                                                                 2007.

-----------
*    The address for each of the Fund's officers is c/o AllianceBernstein L.P.,
     1345 Avenue of the Americas, New York, NY 10105.
**   ABIS and ABI are affiliates of the Fund.

                             MANAGEMENT OF THE FUND

     Manager. The Fund's investment manager is AllianceBernstein, a Delaware
     -------
limited partnership, with offices at 1345 Avenue of the Americas, New York, New
York 10105.

     The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2011, totaling approximately
$402 billion. The Manager provides management services for many of the largest
U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.
As one of the world's leading global investment management organizations, the
Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     As of September 30, 2011, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries .........    60.9%
AllianceBernstein Holding L.P. ...    37.5
Unaffiliated holders .............     1.6
                                     -----
                                     100.0%
                                     =====

     AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries").
AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2011, AXA owned approximately 1.4%
of the issued and outstanding assignments of beneficial ownership of the Holding
Units.

                                       28

     AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA)
is the general partner of both Holding and the Manager. AllianceBernstein
Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 63.1% economic interest in the Manager as of
September 30, 2011.

     AXA is a worldwide leader in financial protection and wealth management.
AXA operates primarily in Western Europe, North America and the Asia/Pacific
region and, to a lesser extent, in other regions including the Middle East,
Africa and South America. AXA has five operating business segments: life and savings; property and casualty insurance; international insurance (including reinsurance); asset management and other financial services. AXA Financial, Inc.
("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life
Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of
AXA Financial.

     Subject to the general oversight of the Board, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio's assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund's investment management agreement, with respect to each Portfolio ("Management Agreement");
AllianceBernstein is free to render similar services to others.

     AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

     Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

                                                                  ANNUAL PERCENTAGE OF AVERAGE
PORTFOLIO                                                      DAILY NET ASSETS OF EACH PORTFOLIO
-------------------------   -----------------------------------------------------------------------------------------------------
Tax-Managed International   0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion;
   Portfolio                0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion;
                            0.60% of assets in excess of $10 billion

International Portfolio     0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion;
                            0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

     The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30,
2009, September 30, 2010 and September 30, 2011:

                                           MANAGEMENT FEE FOR THE FISCAL YEARS
                                                   ENDED SEPTEMBER 30,
                                         ---------------------------------------
PORTFOLIO                                    2009          2010          2011
--------------------------------------   -----------   -----------   -----------
Tax-Managed International Portfolio...   $37,819,306   $42,832,384   $40,498,930
International Portfolio...............   $18,296,643   $19,671,435   $18,035,661

      The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

      Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management
Agreement; (ii) the fees and expenses of Directors who are not affiliated with
AllianceBernstein; (iii) the fees and expenses of the Fund's custodian (the
"Custodian"); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the

                                       29

Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

     The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

     The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 20, 2011.

     Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager's clients (including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

     The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to
AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series,
Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc.,
AllianceBernstein Core Opportunities Fund, AllianceBernstein Corporate Shares,
Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange
Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global
Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc.,
AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater
China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc.,
AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds,
Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large
Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc.,
AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap
Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Unconstrained Bond
Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C.
Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein
Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc.,
AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income
Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New
York Municipal Income Fund, Inc., all registered closed-end investment companies.

Additional Information Regarding Accounts Managed by Portfolio Managers
-----------------------------------------------------------------------

     As of September 30, 2011, AllianceBernstein employees had approximately
$997,340.56 invested in shares of the International Portfolio and approximately
$184,499,991.77 invested in shares of all AllianceBernstein Mutual Funds
(excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

     The management of and investment decisions for the Portfolios' portfolios are made by the International Team. The four investment professionals/1/ with the most significant responsibility for the day-to-day management of the
Portfolios' portfolios are: Patrick J. Rudden, Laurent Saltiel/2/, Karen Sesin
and Kevin F. Simms/2/. For additional information about the portfolio management of the Portfolios, see "Management of the Portfolios - Portfolio Managers" in
the Prospectus.

----------

/1/  Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
/2/  Effective as of the date of this Statement of Additional Information,
     Laurent Saltiel and Kevin F. Simms replaced Dokyoung Lee, Seth J. Masters and Joshua Lisser as two of the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios'
     portfolios.

                                       30

     THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIOS'
SECURITIES AS OF SEPTEMBER 30, 2011.

     The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.

INTERNATIONAL PORTFOLIO

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                          TOTAL ASSETS OF
                                                                               POOLED
                          TOTAL     TOTAL ASSETS OF                          INVESTMENT
                        NUMBER OF        POOLED        NUMBER OF POOLED       VEHICLES
                         POOLED       INVESTMENT          INVESTMENT        MANAGED WITH
                       INVESTMENT       VEHICLES       VEHICLES MANAGED    PERFORMANCE-
                        VEHICLES      MANAGED (IN     WITH PERFORMANCE-      BASED FEES
PORTFOLIO MANAGER        MANAGED       MILLIONS)          BASED FEES       (IN MILLIONS)
--------------------   ----------   ---------------   -----------------   ---------------
Patrick J. Rudden...        32          $ 8,404              None                None
Laurent Saltiel*....        57          $ 3,131              None                None
Karen Sesin.........         8          $ 5,366              None                None
Kevin F. Simms*.....       213          $24,136                 3              $5,159

TAX-MANAGED INTERNATIONAL PORTFOLIO

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                             TOTAL ASSETS OF
                                                             NUMBER OF          REGISTERED
                                       TOTAL ASSETS OF       REGISTERED         INVESTMENT
                        TOTAL NUMBER      REGISTERED         INVESTMENT         COMPANIES
                       OF REGISTERED      INVESTMENT         COMPANIES         MANAGED WITH
                         INVESTMENT       COMPANIES         MANAGED WITH       PERFORMANCE-
                         COMPANIES       MANAGED (IN     PERFORMANCE-BASED     BASED FEES
PORTFOLIO MANAGER         MANAGED         MILLIONS)             FEES          (IN MILLIONS)
--------------------   -------------   ---------------   -----------------   ---------------
Patrick J. Rudden...         32            $ 8,107              None                None
Laurent Saltiel*....         57            $ 2,086              None                None
Karen Sesin.........          8            $ 5,366              None                None
Kevin F. Simms*.....        213            $23,090                 3              $5,159

* Lawent Saltiel and Kevin F.Simms joined the Manager's International Team after the end of the Portfolios' fiscal year and, therefore, this information does not reflect assets of the International Team accounts they currently manage.

INTERNATIONAL PORTFOLIO
TAX-MANAGED INTERNATIONAL PORTFOLIO

                        OTHER POOLED INVESTMENT VEHICLES

                                                                          TOTAL ASSETS OF
                                                                               POOLED
                          TOTAL     TOTAL ASSETS OF                          INVESTMENT
                        NUMBER OF        POOLED        NUMBER OF POOLED       VEHICLES
                         POOLED        INVESTMENT         INVESTMENT        MANAGED WITH
                       INVESTMENT       VEHICLES       VEHICLES MANAGED     PERFORMANCE-
                        VEHICLES      MANAGED (IN     WITH PERFORMANCE-      BASED FEES
PORTFOLIO MANAGER        MANAGED       MILLIONS)          BASED FEES       (IN MILLIONS)
--------------------   ----------   ---------------   -----------------   ---------------
Patrick J. Rudden...       187          $12,264                10              $ 462
Laurent Saltiel* ...        86          $   894              None               None
Karen Sesin.........        12          $ 4,416              None               None
Kevin F. Simms*.....       343          $11,797                10              $ 908

                                       31

INTERNATIONAL PORTFOLIO
TAX-MANAGED INTERNATIONAL PORTFOLIO

                                 OTHER ACCOUNTS

                                                                         TOTAL ASSETS OF
                         TOTAL                                            OTHER ACCOUNTS
                       NUMBER OF   TOTAL ASSETS OF    NUMBER OF OTHER          WITH
                         OTHER      OTHER ACCOUNTS    ACCOUNTS MANAGED     PERFORMANCE-
                        ACCOUNTS     MANAGED (IN     WITH PERFORMANCE-      BASED FEES
PORTFOLIO MANAGER       MANAGED       MILLIONS)          BASED FEES       (IN MILLIONS)
--------------------   ---------   ---------------   -----------------   ---------------
Patrick J. Rudden...         75        $17,231                 6              $2,233
Laurent Saltiel*....         13        $   672              None                None
Karen Sesin.........       None           None              None                None
Kevin F. Simms*.....     31,695        $46,975                35              $4,517

* Lawent Saltiel and Kevin F.Simms joined the Manager's International Team after the end of the Portfolios' fiscal year and, therefore, this information does not reflect assets of the International Team accounts they currently manage.

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

     As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty  of loyalty. We recognize  that conflicts of interest are inherent in our business and accordingly have  developed policies and  procedures  (including  oversight  monitoring) reasonably designed  to detect,  manage  and mitigate  the  effects  of  actual or potential  conflicts of  interest  in  the  area  of  employee personal trading,  managing  multiple accounts  for  multiple clients,  including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment  professionals,  including portfolio  managers  and research analysts,  are subject  to the  above-
mentioned policies  and oversight monitoring to ensure  that all clients  are treated equitably.  We place the interests of our  clients first and expect  all of our employees  to meet their fiduciary duties.

     Employee Personal Trading. The Manager has adopted a Code of Business
     -------------------------
Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Manager own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Manager's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Manager. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. The Manager has compliance
     -----------------------------------------------
policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations.
Among other things, the Manager's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. The Manager has policies and
     -----------------------------------
procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the
Manager routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar

                                       32

across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

     The Manager's procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account.
An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the
Manager could share in investment gains.

     To address these conflicts of interest, the Manager's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts;
the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

     Portfolio Manager Compensation
     ------------------------------

     The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.
Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: The base salary is fixed cash amount within a
         -----------------
similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash
          ------------------------------------------------------------------
bonus: The Manager's overall profitability determines the total amount of
-----
incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance
(e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under the
           --------------------------------------------------------------------
Manager's Partners Compensation Plan ("deferred awards"): The Manager's overall
--------------------------------------------------------
profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Since 2009, deferred awards have been in the form of restricted grants of the Manager's Master Limited Partnership Units. In
2011, award recipients will have the ability to invest a portion of their awards
(no more than half up to a certain cap) in deferred cash.

     (iv) Contributions under the Manager's Profit Sharing/401(k) Plan: The
          ------------------------------------------------------------
contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the
Manager.

     (v) Compensation under the Manager's Special Option Program: Under this
         -------------------------------------------------------
Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option
Program is made at the sole discretion of the Manager.

                                       33

                              EXPENSES OF THE FUND

Distribution Services Agreement

     The Fund has entered into a Distribution Services Agreement (the
"Agreement") with ABI, the Fund's principal underwriter (the "Principal
Underwriter"), to permit the Principal Underwriter to distribute the Portfolios'
Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the
Portfolios' Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1
Plan").

     During the fiscal year ended September 30, 2011, the Tax-Managed
International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $9,398, which constituted approximately 0.30% of the Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $175,923. Of the $185,321 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $0 was spent on advertising, $668 on the printing and mailing of prospectuses for persons other than current shareholders, $84,198 for compensation to broker-dealers and other financial intermediaries (including,
$76,927 to the Fund's Principal Underwriter), $138 for compensation to sales personnel, and $100,317 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     During the fiscal year ended September 30, 2011, the International
Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $29,946, which constituted approximately 0.30% of the Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $192,648. Of the
$222,594 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $0 was spent on advertising, $1,343 on the printing and mailing of prospectuses for persons other than current shareholders, $112,885 for compensation to broker-dealers and other financial intermediaries
(including, $82,826 to the Fund's Principal Underwriter), $1,112 for
compensation to sales personnel, and $107,254 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     During the fiscal year ended September 30, 2011, the Tax-Managed
International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $2,009, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $0. Of the
$341 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $341 for compensation to broker-dealers and other financial intermediaries (including, $0 to the
Fund's Principal Underwriter), $0 for compensation to sales personnel, $0 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class B shares financing, and $1,668 was used to offset the distribution services fees paid in prior years.

     During the fiscal year ended September 30, 2011, the International
Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $13,092, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $0. Of the
$10,773 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $0 was spent on advertising, $25 on the printing and mailing of prospectuses for persons other than current shareholders, $7,066 for compensation to broker-dealers and other financial intermediaries (including,
$2,858 to the Fund's Principal Underwriter), $33 for compensation to sales personnel, $3,649 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class B shares financing and $2,319 was used to offset the distribution service fees paid in prior years.

     During the fiscal year ended September 30, 2011, the Tax-Managed
International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $12,331, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $100,421. Of the $112,752 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $0 was spent on advertising, $383 on the printing and mailing of prospectuses for persons other than current shareholders, $56,849 for compensation to broker-dealers and other financial intermediaries (including,
$44,209 to the Fund's Principal Underwriter), $88 for compensation to sales personnel, $55,432 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class C shares financing.

     During the fiscal year ended September 30, 2011, the International
Portfolio paid distribution services fees for expenditures under the
Agreement, with respect to Class C shares, in amounts aggregating $63,621, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the
Manager made payments from its own resources as described above aggregating
$89,964. Of the $153,585 paid by the Fund and the Manager with respect to the

                                       34

Class C shares under the Agreement, $0 was spent on advertising, $211 on the printing and mailing of prospectuses for persons other than current shareholders, $104,021 for compensation to broker-dealers and other financial intermediaries (including, $38,604 to the Fund's Principal
Underwriter), $465 for compensation to sales personnel, $48,888 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class C shares financing.

     Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolios as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers or other financial intermediaries without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the
Portfolios' shares.

     With respect to Class A shares of the Portfolios, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

     Unreimbursed distribution expenses incurred as of September 30, 2011, and carried over for reimbursement in future years in respect of the Class B and
Class C shares for the Fund were, as of that time, as follows:

            AMOUNT OF UNREIMBURSED DISTRIBUTION EXPENSES CARRIED OVER
                   (AS A PERCENTAGE OF THE CLASS'S NET ASSETS)

                                      CLASS B                 CLASS C
                                ------------------    --------------------
Tax-Managed International ...   $227,387   (163.80%)  $1,233,173   (158.90%)
International ...............   $197,676    (24.33%)  $1,363,636    (34.46%)

     The Rule 12b-1 Plan is in compliance with rules of the Financial Industry
Regulatory Authority ("FINRA"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

     In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the
Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     The Rule 12b-1 Plan continues in effect from year to year with respect to each class of shares of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund)
and who have no direct or indirect financial interest in the operation of the
Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at a meeting held on October 20, 2011.

     In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by any of the Portfolios to the Principal Underwriter with respect to that class, and (ii) neither Portfolio would be obligated to pay the Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

                                       35

Transfer Agency Agreement
-------------------------

     ABIS, an indirect wholly-owned subsidiary of the Manager located at 8000 IH
10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares and Class C shares of each of the Portfolios, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended September 30, 2011, the Tax-Managed International Portfolio and the
International Portfolio paid ABIS $17,982 and $21,151, respectively, pursuant to the Transfer Agency Agreement.

     ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

     Many Portfolio shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or AllianceBernstein pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual
Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to
$19 per customer fund account per annum. Retirement plans may also hold
Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Prospectus in the Portfolio expense tables under "Fees and Expenses of the Portfolio." In addition, financial intermediaries may be affiliates of entities that receive compensation from
AllianceBernstein or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

             CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

     The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

     The Fund has adopted the Manager's proxy voting policies and procedures.
The Manager's proxy voting policies and procedures are attached as Appendix B.

     Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1)
without charge, upon request, by calling (800) 227-4618; or on or through the
Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                               PURCHASE OF SHARES

     The following information supplements that set forth in the Portfolios'
Prospectus under the heading "Investing in the Portfolios."

General
-------

     Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC
("Class C shares"), in each case as described below. All of the classes of shares of each Portfolio are subject to Rule 12b-1 asset-based sales charges.
Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the FINRA and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the
Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

     Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the

                                       36

Portfolios, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Portfolios' shares may receive differing compensation for selling different classes of shares.

     In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes.
This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders
----------------------------------------------------------------

     The Directors of the AllianceBernstein Mutual Funds have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The
AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated with Excessive or Short-Term Trading Generally
---------------------------------------------------------------

     While the AllianceBernstein Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

     Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally
4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The AllianceBernstein Mutual
Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV.
While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

     Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading
-----------------------------------

     Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The
AllianceBernstein Mutual Funds, AllianceBernstein, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     .    Transaction Surveillance Procedures. The AllianceBernstein Mutual
          -----------------------------------
          Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in shares of the
          Portfolios. This surveillance process

                                       37

          involves several factors, which include scrutinizing transactions in
          Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the AllianceBernstein Mutual Funds, ABI and
          ABIS may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     .    Account Blocking Procedures. If the AllianceBernstein Mutual Funds,
          ---------------------------
          ABI or ABIS determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately
          "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABI or ABIS that the account holder did not or will not in the future engage in excessive or short duration trading.

     .    Applications of Surveillance Procedures and Restrictions to Omnibus
          -------------------------------------------------------------------
          Accounts. Omnibus account arrangements are common forms of holding
          --------
          shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares.
          For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant
          participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

     .    Risks to Shareholder Resulting from Imposition of Account Blocks in
          -------------------------------------------------------------------
          Response to Excessive Short-Term Trading Activity. A shareholder
          -------------------------------------------------
          identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of
          Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices
------------------------------------------------------------------------

     Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABI and ABIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABI or ABIS will be able to identify these shareholders or curtail their trading practices. In particular,
AllianceBernstein Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

     The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of shares of a Portfolio, shareholders will not be able to acquire those shares, including through an exchange.

     The public offering price of shares of the Portfolios is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolios invest might materially affect the value of Portfolio shares, the per share NAV is computed as of the next close of regular

                                       38

trading on the Exchange (normally 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the
Exchange is open for trading.

     The respective NAVs of the various classes of shares of the Portfolios are expected to be substantially the same. However, the NAVs of the Class B and
Class C shares will generally be slightly lower than the NAV of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

     The Fund will accept unconditional orders for shares of the Portfolios to be executed at the public offering price equal to their NAV next determined
(plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable
Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy"
application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National
Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after
4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Portfolios, stock certificates representing shares of the
Portfolios are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

     Each class of shares of each of the Portfolios represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares,
(iii) Class B and Class C shares bear higher transfer agency costs than do Class
A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A,
Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Portfolio submits to a vote of the
Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders, because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

     The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

     Class A, B and C Shares. Class A, Class B and Class C shares have the
     -----------------------
following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement
Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase,

                                       39

the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and
CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal
Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase
Arrangements-Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than
$1,000,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares.
Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

     During the fiscal years ended September 30, 2011, September 30, 2010 and
September 30, 2009, the aggregate amount of underwriting commission payable with respect to shares of the Tax-Managed International Portfolio was $3,474,
$5,116 and $8,827, respectively, and with respect to the International Portfolio was $6,734, $11,335 and $15,447, respectively. Of those amounts, during the fiscal years ended September 30, 2011, September 30, 2010 and September 30,
2009, the Principal Underwriters received the amounts of $331, $348 and $505, respectively, for the Tax-Managed International Portfolio and $208, $665 and
$788, respectively, for the International Portfolio, representing that portion of the sales charges paid on shares of the Portfolio sold during the periods that was not reallowed selected dealers (and was, accordingly, retained by the
Principal Underwriter). During the fiscal years ended September 30, 2011,
September 30, 2010 and September 30, 2009, the Principal Underwriter received
CDSCs with respect to Class A redemptions of $0, $0 and $0, respectively, for the Tax-Managed International Portfolio, and $223, $67 and $167, respectively, for the International Portfolio. During the fiscal years ended September 30,
2011, September 30, 2010 and September 30, 2009, the Principal Underwriter
received CDSCs with respect to Class B redemptions of $262, $102 and $266, respectively, for the Tax-Managed International Portfolio, and $444, $1,152 and
$2,097, respectively, for the International Portfolio. During the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009, the
Principal Underwriter received CDSCs with respect to Class C redemptions of $25,
$0 and $164, respectively, for the Tax-Managed International Portfolio, and
$342, $129 and $1,532, respectively, for the International Portfolio.

     The public offering price of Class A shares of the Portfolios is the NAV plus a sales charge, as set forth below.

                                                      SALES CHARGE
                                -------------------------------------------------------
                                                  AS % OF THE         DISCOUNT OR
                                                     PUBLIC      COMMISSION TO DEALERS
                                  AS % OF NET       OFFERING    OR AGENTS OF UP TO % OF
AMOUNT OF PURCHASE              AMOUNT INVESTED      PRICE           OFFERING PRICE
------------------              ---------------   -----------   -----------------------
Up to $100,000...............        4.44%           4.25%               4.00%
$100,000 up to $250,000......        3.36%           3.25%               3.00%
$250,000 up to $500,000......        2.30%           2.25%               2.00%
$500,000 up to $1,000,000*...        1.78%           1.75%               1.50%

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

                                       40

     All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The
CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge."

     No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds"
(as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for
Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares - Conversion Feature."

     Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of
$500,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

     In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

     Class A Shares - Sales at NAV. The Portfolios may sell their Class A shares
     -----------------------------
at NAV (i.e., without any initial sales charge) to certain categories of investors including:

     (i)  investment management clients of the Manager or its affiliates, including clients and prospective clients of the Manager's
          AllianceBernstein Institutional Investment Management division;

     (ii) officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

     (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

     (v)  certain retirement plan accounts as described under "Alternative
          Purchase Arrangements-Group Retirement Plans;" and

     (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution")
          resulting from an SEC enforcement action against the Manager and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein mutual fund from
          ABI through deposit with ABI of the Distribution check.

Class B Shares

     Investors may purchase Class B shares of a Portfolio at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Effective January 31, 2009, sales of Class B shares of each Portfolio to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through a Portfolio's Automatic
Investment Program for accounts that established the Program prior to January
31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic
Investment Program for accounts containing Class B shares was suspended as of
January 31, 2009.

     Conversion Feature. Eight years after the end of the calendar month in
     ------------------
which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

     For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account.
Each time any Class B

                                       41

shares in the shareholder's account (other than those in the sub-account)
convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

     Investors may purchase Class C shares of a Portfolio at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolios will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares.
The Class C distribution services fee enables the Portfolios to sell their Class
C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolios and incur higher distribution services fees than
Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

     Contingent Deferred Sales Charge. Class B shares that are redeemed within
     --------------------------------
four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1% as are
Class A share purchases by certain retirement plans (see "Alternative Purchase
Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional
Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.
Therefore, $400 of the $600 redemption proceeds will be charged at a rate of
3.0% (the applicable rate in the second year after purchase as set forth below).

     For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                          CONTINGENT DEFERRED SALES
                           CHARGE AS A % OF DOLLAR
YEAR SINCE PURCHASE        AMOUNT SUBJECT TO CHARGE
-----------------------   -------------------------
First..................              4.00%
Second.................              3.00%
Third..................              2.00%
Fourth.................              1.00%
Fifth and thereafter...              None

     In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund.
The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

     Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolios in connection with the sale of their Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the

                                       42

CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as
amended, (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs -
Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, and
(vi) that had been purchased with proceeds from a Distribution resulting from any Commission enforcement action related to trading in shares of
AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii)
holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

     The Portfolios offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolios, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolios. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

     Class A Shares. Class A shares of the Portfolios are available at NAV to
     --------------
all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 or more employees. For the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at
NAV to group retirement plans with plan assets in excess of $1 million. The 1%,
1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a
1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.

     Class B Shares. Class B shares of the Portfolios may continue to be
     --------------
purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

     Class C Shares. Class C shares of the Portfolios are available to
     --------------
AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

     Choosing a Class of Shares for Group Retirement Plans. As noted, plan
     -----------------------------------------------------
sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolios, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolios' share class eligibility criteria before determining whether to invest. For example, the Portfolios make their
Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the
1%, 1-year CDSC for Class A shares may be waived. As described above, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to
September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that
Class A shares have lower expenses, and therefore higher returns, than Class B shares before determining which class to make available to its plan participants.

                                       43

Sales Charge Reduction Programs
-------------------------------

     The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in
CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

     Combined Purchase Privilege. Shareholders may qualify for the sales charge
     ---------------------------
reductions by combining purchases of shares of a Portfolio (and any other
AllianceBernstein Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares." A "purchase"
means a single or concurrent purchase of shares of a Portfolio or any other
AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by: (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term
"purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

     .    AllianceBernstein 2000 Retirement Strategy

     .    AllianceBernstein 2005 Retirement Strategy

     .    AllianceBernstein 2010 Retirement Strategy

     .    AllianceBernstein 2015 Retirement Strategy

     .    AllianceBernstein 2020 Retirement Strategy

     .    AllianceBernstein 2025 Retirement Strategy

     .    AllianceBernstein 2030 Retirement Strategy

     .    AllianceBernstein 2035 Retirement Strategy

     .    AllianceBernstein 2040 Retirement Strategy

     .    AllianceBernstein 2045 Retirement Strategy

     .    AllianceBernstein 2050 Retirement Strategy

     .    AllianceBernstein 2055 Retirement Strategy

AllianceBernstein Bond Fund, Inc.

     .    AllianceBernstein Bond Inflation Strategy

     .    AllianceBernstein Intermediate Bond Portfolio

     .    AllianceBernstein Limited Duration High Income Portfolio

     .    AllianceBernstein Municipal Bond Inflation Strategy

     .    AllianceBernstein Real Asset Strategy

AllianceBernstein Cap Fund, Inc.

     .    AllianceBernstein Dynamic All Market Fund

     .    AllianceBernstein Dynamic All Market Plus Fund

     .    AllianceBernstein Emerging Markets Multi-Asset Portfolio

     .    AllianceBernstein International Discovery Equity Portfolio

     .    AllianceBernstein International Focus 40 Portfolio

                                       44

     .    AllianceBernstein Market Neutral Strategy - U.S.

     .    AllianceBernstein Market Neutral Strategy - Global

     .    AllianceBernstein Select US Equity Portfolio

     .    AllianceBernstein Small Cap Growth Portfolio

     .    AllianceBernstein U.S. Strategic Research Portfolio

AllianceBernstein Core Opportunities Fund, Inc.

AllianceBernstein Equity Income Fund, Inc.

AllianceBernstein Exchange Reserves

AllianceBernstein Global Bond Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Thematic Growth Fund, Inc.

AllianceBernstein Greater China '97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Income Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Municipal Income Fund, Inc.

     .    AllianceBernstein High Income Municipal Portfolio

     .    California Portfolio

     .    National Portfolio

     .    New York Portfolio

AllianceBernstein Municipal Income Fund II

     .    Arizona Portfolio

     .    Massachusetts Portfolio

     .    Michigan Portfolio

     .    Minnesota Portfolio

     .    New Jersey Portfolio

     .    Ohio Portfolio

     .    Pennsylvania Portfolio

     .    Virginia Portfolio

AllianceBernstein Small/Mid Cap Growth Fund, Inc.

AllianceBernstein Trust

     .    AllianceBernstein Global Value Fund

     .    AllianceBernstein International Value Fund

     .    AllianceBernstein Small/Mid Cap Value Fund

     .    AllianceBernstein Value Fund

AllianceBernstein Unconstrained Bond, Inc.

                                       45

The AllianceBernstein Portfolios

     .    AllianceBernstein Balanced Wealth Strategy

     .    AllianceBernstein Conservative Wealth Strategy

     .    AllianceBernstein Growth Fund

     .    AllianceBernstein Tax-Managed Balanced Wealth Strategy

     .    AllianceBernstein Tax-Managed Conservative Wealth Strategy

     .    AllianceBernstein Tax-Managed Wealth Appreciation Strategy

     .    AllianceBernstein Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

     .    AllianceBernstein Intermediate California Municipal Portfolio

     .    AllianceBernstein Intermediate Diversified Municipal Portfolio

     .    AllianceBernstein Intermediate New York Municipal Portfolio

     .    AllianceBernstein International Portfolio

     .    AllianceBernstein Short Duration Portfolio

     .    AllianceBernstein Tax-Managed International Portfolio

     Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

     Cumulative Quantity Discount (Right of Accumulation). An investor's
     ----------------------------------------------------
purchase of additional Class A shares of any of the Portfolios may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under
"Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

     (i)  the investor's current purchase;

     (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b)
          all shares of any other AllianceBernstein Mutual Fund, including
          AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

     (iii) the higher of cost or NAV of all shares described in paragraph (ii)
          owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     The initial charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of
AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

     For example, if an investor owned shares of an AllianceBernstein Mutual
Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2% rate applicable to a single $300,000 purchase of shares of the
Portfolio, rather than the 3% rate.

     Letter of Intent. Class A investors may also obtain the quantity discounts
     ----------------
described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein
Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the
Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of
Intent, in which case, the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of
Intent is signed.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth

                                       46

$20,000 (for a total of $40,000), it will only be necessary to invest a total of
$60,000 during the following 13 months in shares of the Portfolio or any other
AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of
$100,000).

     The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a
Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

     Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of
Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

     Reinstatement Privilege. A shareholder who has redeemed any or all of his
     -----------------------
or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

     Dividend Reinvestment Program. Shareholders may elect to have all income
     -----------------------------
and capital gains distributions from their account be paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Fund's
Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment
Program should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the amount has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

     Dividend Direction Plan. A shareholder who already maintains accounts in
     -----------------------
more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s).
Further information can be obtained by contacting ABIS at the address or the
"For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should
complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

     General. Any shareholder who owns or purchases shares of a Portfolio having
     -------
a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated
amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of that Portfolio.

     Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable
CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

     Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the

                                       47

Fund's involuntary redemption provisions. See "Redemption and Repurchase of
Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made.
While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

     CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under
the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

     Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

     With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

     The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

     Payments to Financial Advisors and Their Firms
     ----------------------------------------------

     Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

     In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     Your financial advisor's firm receives compensation from the Fund, ABI and/or AllianceBernstein in several ways from various sources, which include some or all of the following:

     .    upfront sales commissions

     .    Rule 12b-1 fees

     .    additional distribution support

     .    defrayal of costs for educational seminars and training

     .    payments related to providing shareholder recordkeeping and/or transfer agency services

     Please read the Prospectus carefully for information on this compensation.

     Other Payments for Distribution Services and Educational Support
     ----------------------------------------------------------------

     In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Investing in the Portfolios--The Different
Share Class Expenses--Asset-Based Sales Charges or Distribution and/or Service
(Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the
AllianceBernstein Mutual Funds. Although the

                                       48

individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the
AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the
AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of
"ticket" or other transactional charges.

     For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the
AllianceBernstein Mutual Funds or approximately $20 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual
Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual
Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement"
above. These expenses paid by the Fund are included in "Other Expenses" under
"Fees and Expenses of the Portfolio - Annual Portfolio Operating Expenses" in
the Prospectus.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund,
AllianceBernstein, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

     ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     Advisor Group, Inc.
     Ameriprise Financial Services
     AXA Advisors

     Cadaret, Grant & Co.
     CCO Investment Services Corp.
     Chase Investment Services
     Commonwealth Financial Network
     Donegal Securities

     Financial Network Investment Company

     LPL Financial Corporation
     Merrill Lynch

     Morgan Stanley Smith Barney

     Multi-Financial Securities Corporation
     Northwestern Mutual Investment Services
     PrimeVest Financial Services
     Raymond James

     RBC Wealth Management

     Robert W. Baird
     UBS Financial Services
     Wells Fargo Advisors

     Although the Fund may use brokers and dealers who sell shares of the
Portfolios to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

                                       49

                       REDEMPTION AND REPURCHASE OF SHARES

     The following information supplements that set forth in the Portfolios'
Prospectus under the heading "Investing in the Funds." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.
Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

     Subject only to the limitations described below, the Fund's Articles of
Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form.
Except for any CDSC that may be applicable to Class A shares, Class B shares or
Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency
(as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

     Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio' portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

     To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

     To redeem shares of a Portfolio represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Portfolio. The signature or signatures on the assignment form must be guaranteed in the manner described above.

     Telephone Redemption by Electronic Funds Transfer. Each Portfolio
     -------------------------------------------------
shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800)
221-5672 if the shareholder has completed the appropriate portion of the Mutual
Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

     Telephone Redemption by Check. Each Portfolio shareholder is eligible to
     -----------------------------
request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

     Telephone Redemptions - General. During periods of drastic economic, market
     -------------------------------
or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares

                                       50

(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS
will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

     The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the
Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the
Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's
NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary.
Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a
Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

     The Fund reserves the right to close out an account that has remained below
$500 for 90 days. No CDSC will be deducted from the proceeds of this redemption.
In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the
Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

                              SHAREHOLDER SERVICES

     The following information supplements that set forth in the Portfolios'
Prospectus under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all shares of each of the Portfolios unless otherwise indicated.

Automatic Investment Program
----------------------------

     Investors may purchase shares of the Portfolios through an automatic investment program utilizing "electronic funds transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

     Shareholders committed to monthly investments of $25 or more through the
Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum. As of January 31, 2009, the Automatic
Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009.

Exchange Privilege
------------------

     You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein
Exchange Reserves, a money market fund managed by the Manager) if the other
AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request.
In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

                                       51

     Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your
Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the
AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

     Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800)
221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes.
The exchange service may be modified, restricted or terminated on 60 days'
written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein
Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the
AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein
Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

     Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application.
Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above.
Telephone requests for exchange received before 4:00 p.m., Eastern time, on a
Fund business day will be processed as of the close of business on that day.
During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to
ABIS at the address shown on the cover of this SAI.

     A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.
Auto Exchange transactions normally occur on the 12th day of each month, or the
Fund business day prior thereto.

     None of the AllianceBernstein Mutual Funds, the Manager, the Principal
Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

     The exchange privilege is available only in states where shares of the
AllianceBernstein Mutual Fund being acquired may legally be sold. Each
AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

     Each shareholder of the Portfolios receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

                                       52

                                 NET ASSET VALUE

     The per share NAV of each Portfolio is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act.
A Portfolio's per share NAV is calculated by dividing the value of the
Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

     Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Funds'
pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the
Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

     Whenever possible, securities are valued based on market information on the business day as of which the value being determined, as follows:

     (a) a security listed on the Exchange, or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ"))
is valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

     (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing
Price;

     (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Manager) on which the security is traded;

     (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item
(e)). If neither a current bid or a current ask price is available, the Manager will have discretion to determine the best valuation (e.g., last trade price)
and then bring the issue to the Board's Valuation Committee the next day;

     (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

     (f) a right is valued at the last traded price provided by approved pricing services;

     (g) a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it will no longer be valued;

     (h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the
61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Manager determines that this method does not represent fair value);

     (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Manager believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of particular markets. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Manager determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

     (j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Manager believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Manager has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

                                       53

     (k) bank loans are valued on the basis of bid prices provided by a pricing service;

     (l) bridge loans are valued at par, unless it is determined by the
Valuation Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

     (m) residential and commercial mortgage whose loans and whose loan pools are fair market priced by a pricing service;

     (n) forward and spot currency pricing is provided by pricing services;

     (o) a swap is valued by the Manager utilizing various external sources to obtain inputs for variables in pricing models;

     (p) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service; and

     (q) open end mutual funds are valued at the closing NAV per share and closed end funds are valued at the closing market price per share.

     Each Portfolio values its securities at their current market value determined on the basis of market quotations set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S.
sector or broader stock market indices. The prices of securities used by a
Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00
p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, a Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to its oversight, the Board has delegated responsibility for valuing the Portfolios' assets to the Manager. The Manager has established a
Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The
Valuation Committee values Portfolio assets as described above.

     A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     The net asset value of each Portfolio is calculated by subtracting the liabilities allocated to the Portfolio from the value of the assets belonging to that Portfolio. The NAV of each class of shares of the Portfolio is determined separately by subtracting the liabilities attributable to that class from the assets attributable to that class, and then dividing the result by the number of outstanding shares of that class, all in accordance with a plan adopted by the
Fund in accordance with Rule 18f-3 under the 1940 Act.

                                       54

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends each Portfolio to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a
Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii)
90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

     The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies
(such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of the Portfolios is to declare and pay ordinary income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

     Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

     Dividends paid by a Portfolio, if any, with respect to Class A, Class B and
Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

     The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive
90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income
(the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the
"diversification requirements"). It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

     If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the
Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and
(ii) for the dividends received deduction in the case of corporate shareholders.
Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be

                                       55

required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

     Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a
Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

     In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

     Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash.
Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

     Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2013 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets). A distribution from a Portfolio generally is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Portfolio from taxable domestic corporations and certain qualified foreign corporations, and provided that the Portfolio meets certain holding period and other requirements with respect to the underlying security. In addition, a non-corporate shareholder (including individuals, trusts and estates) must meet certain holding period requirements with respect to the shares of the Portfolio in order to take advantage of the 15% tax rate. Dividends treated as qualified dividend income are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. To the extent distributions from a Portfolio are attributable to other sources, such as taxable interest, most distributions from Real Estate Investment Trusts ("REITs"), or short-term capital gains, the distributions will not be eligible for such rate. Each
Portfolio will notify you as to how much of such Portfolio's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements. For taxable years beginning on or after January 1,
2013, the long-term capital gain rate is scheduled to return to 20%.

     We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

     If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

     Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the
Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Dividends paid by a Portfolio that are attributable to dividends received by the
Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a
Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of
(a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to

                                       56

satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon.
Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the
Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the
Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

     A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

     As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a
Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

     Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

     The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

     Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the
Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

     The Portfolios may make one or more of the elections available under the
Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

                                       57

     The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

     Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss.
Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.
Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

     In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the
Portfolio's hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Portfolio.
Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the
45th day after the short sale is entered into.

     Provided each Portfolio qualifies as a regulated investment company and, as is expected, more than 50% of the value of each Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, the Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U.S. federal income tax deduction or as foreign tax credit against their U.S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i)
the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

     Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such
Portfolios in respect of foreign securities will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is the "passive income" category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

     The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. However, under the PFIC rules, the Portfolios may elect to mark shares of a PFIC to market at the close of the Fund's taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the

                                       58

ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

     Distributions that a Portfolio reports as "short-term capital gain dividends" or "long-term capital gain dividends" will not be treated as such to a recipient foreign shareholder if the distribution is attributable to a REIT's distribution to a Portfolio of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Portfolio's direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to
U.S. filing requirements. Additionally, if a Portfolio's direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio could be subject to the 35% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Portfolio's outstanding shares throughout either such person's holding period for the redeemed shares or, if shorter, the previous five years.

     The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a foreign shareholder's particiaption or a Portfolio's participation in a wash sale transaction or the payment of a substitute dividend.

     Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

     Certain types of income received by a Portfolio from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may
(1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3)
not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-
term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.
In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a
Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

     Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S.
shareholders provide their correct taxpayer identification number ("TIN")
and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the Internal Revenue Service ("IRS").
Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

     Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions, passed through foreign tax credits if applicable, and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

                                       59

     Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of
U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

     If a shareholder recognizes a loss with respect to a Portfolio's shares of
$2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S.
shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S.
shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional
"branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S.
shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

     A 30% withholding tax will be imposed on dividends paid after December 31,
2014 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect
U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the
IRS information including the name, address and TIN of direct and indirect
U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

     In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

     Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

     The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

     Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the
"cost basis" of shares acquired by a shareholder on or after January 1, 2012
("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the
Internal Revenue Service (the "IRS") and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

     Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO)
and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Portfolio's default cost basis calculation method, which is currently the Average Cost

                                       60

method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

     If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

     You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general oversight of the Board, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for the Portfolios. The Portfolios generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions.
In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. The
Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission
(for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

     When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the
Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

     Neither the Portfolios nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the
Manager to any material extent.

     The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

     The Portfolios may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The
Portfolios may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolios will attempt to negotiate best execution.

     The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolios place portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolios.

     The Portfolios may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the
Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and
Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment

                                       61

company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     Information about the brokerage commissions paid by the Tax-Managed
International Portfolio and the International Portfolio, including to Bernstein
LLC, which is an affiliated broker of the Fund, and its predecessor, and to
Bernstein Limited, which is also an affiliated broker of the Fund, is set forth in the following table:

                                                                  BROKERAGE
                                                    AGGREGATE    COMMISSIONS
                                                    BROKERAGE      PAID TO
                                                   COMMISSIONS    AFFILIATED
PORTFOLIO                                             PAID          BROKER
------------------------------------------------   -----------   -----------
Tax-Managed International Portfolio
   Fiscal Year Ended September 30, 2009 ........   $6,468,768        $0
   Fiscal Year Ended September 30, 2010 ........   $7,700,375        $0
   Fiscal Year Ended September 30, 2011 ........   $6,464,731        $0
International Portfolio
   Fiscal Year Ended September 30, 2009 ........   $3,303,472        $0
   Fiscal Year Ended September 30, 2010 ........   $3,406,690        $0
   Fiscal Year Ended September 30, 2011 ........   $2,863,921        $0

     Disclosure of Portfolio Holdings
     --------------------------------

     The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolios and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

     The Manager has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of a Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Fund does not provide or permit others to provide information about a
Portfolio's portfolio holdings on a selective basis.

     Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager generally posts on the website a complete schedule of the Portfolios' portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolios, the market value of the Portfolios' holdings, and the percentage of the Portfolios'
assets represented by the Portfolios' holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios' top ten holdings
(including name and the percentage of the Portfolios' assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

     The Manager may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

     Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Manager's Chief Compliance Officer
(or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolios' shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the

                                       62

information to form a specific recommendation about whether to invest in the
Portfolios or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

     The Manager has established procedures to ensure that each Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of the Portfolios and is in the best interest of a Portfolio's shareholders. The Manager's Chief Compliance Officer
(or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolios and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief
Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios'
portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial,
Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii)
the Fund's custodian in connection with its custody of a Portfolio's assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

 Tax Management
 --------------

     The Bernstein Global Wealth Management Unit of AllianceBernstein L.P.
("Bernstein") provides certain tax management services to private clients that invest in the Portfolios through investment programs administered by Bernstein.
As part of such services, Bernstein conducts year-end tax trading on behalf of these private clients to offset capital gains taxes where  possible, which may result in buying and selling shares in one or more of the Portfolios which could in turn result in a Portfolio experiencing temporary asset inflows or outflows at year end. Bernstein coordinates with the Manager to try to ensure that the implementation of Bernstein's tax management strategies does not compromise the interests of any Portfolio or its investors.  However, the implementation of
Bernstein's tax management strategies may require a Portfolio to increase asset allocations to cash or cash equivalents in order to meet expected redemption requests.  If a significant amount of a Portfolio's assets are allocated to cash or cash equivalents, it may be more difficult for the Portfolio to achieve its investment objective.

 CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
                                   STATEMENTS

Custodian and Accounting Agent
------------------------------

     State Street Bank and Trust Company, One Lincoln Street, Boston,
Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

     ABI, an indirect wholly owned subsidiary of AllianceBernstein, located at
1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal
Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel
-------

     The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York,
New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm
---------------------------------------------

     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017,
has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of the Portfolios.

                                       63

Additional Information
----------------------

     Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act.
Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in
Washington, D.C.

     The Report of the Independent Registered Public Accounting Firm and
financial statements of the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940
Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2011 and was filed on December 6, 2011. It is available without charge upon request by calling ABIS at (800) 227-4618.

                               GENERAL INFORMATION

     The shares of each Portfolio have no preemptive or conversion rights.
Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001.

     Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios)
with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors.
Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

     A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the
Portfolio represented by the redeemed shares less any applicable CDSC.
Generally, shares of each Portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner. Each class of shares of the
Portfolio has the same rights and is identical in all respects except that each class bears its own transfer agency expenses, each of Class A, Class B and Class
C shares of a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Portfolios votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

     As of January 6, 2012, to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the Tax-Managed
International Portfolio or the International Portfolio or any class of the
Portfolios:

                                                                       NO. OF
                                                                       SHARES      % OF
NAME AND ADDRESS                                                      OF CLASS     CLASS
-----------------------------------------------------------------   -----------   -------
TAX-MANAGED INTERNATIONAL PORTFOLIO
-----------------------------------

CLASS A SHARES:
--------------
BROWTN BROTHERS HARRIMAN & CO                                        54,206.663    31.19%
525 WASHINGTON BLVD
JERSEY CITY
NJ 07310-1606

PERSHING LLC                                                         21,660.861    12.46%
PO BOX 2052
JERSEY CITY NJ 07303-2052

                                       64

                                                                       NO. OF
                                                                       SHARES      % OF
NAME AND ADDRESS                                                      OF CLASS     CLASS
-----------------------------------------------------------------   -----------   -------
LPL FINANCIAL                                                        21,585.554    12.42%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

NATIONAL FINANCIAL SERVICES LLC                                      12,571.538     7.23%
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT
200 LIBERTY ST 5TH FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503

CLASS B SHARES:
--------------
PERSHING LLC                                                         6,960.467     60.54%
PO BOX 2052
JERSEY CITY NJ 07303-2052

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                         2,360.176     20.53%
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT
200 LIBERTY ST 5TH FLOOR                                             1,654,043     14.39%
ONE WORLD FIN CTR
NEW YORK NY 10281-5503

CLASS C SHARES:
--------------
CITIGROUP GLOBAL MARKETS                                             16,711.838    26.29%
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST FL 3
NEW YORK NY 10001-2402

PERSHING LLC                                                         8,578.361     13.49%
PO BOX 2052
JERSEY CITY NJ 07303-2052

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER                                             9,474.712     14.90%
1000 HARBOR BLVD, 5TH FLOOR
WEEHAWKEN NJ 07086-6761

ROBERT W BAIRD & CO INC                                              8,927.685     14.04%
777 E WISCONSIN AVE
MILWAUKEE WI 53202-5300
ROBERT W BAIRD & CO INC
777 E WISCONSIN AVE
MILWAUKEE WI 53202-5300                                              6,983,249     10.98%

                                       65

                                                                       NO. OF
                                                                       SHARES      % OF
NAME AND ADDRESS                                                      OF CLASS     CLASS
-----------------------------------------------------------------   -----------   -------
MLPF&S FOR THE SOLE BENEFIT OF THE CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2                                             5,855.572      9.21%
JACKSONVILLE FL 32246-6484

INTERNATIONAL PORTFOLIO
-----------------------

CLASS A SHARES:
--------------
UBM WM USA                                                          121,024.109    21.45%
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD, 5TH FLOOR
WEEHAWKEN NJ 07086-6761

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                         73,159.307    12.97%
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

RBC CAPITAL MARKETS LLC                                              39,033.032     6.92%
MUTUAL FUND OMNIBUS PROCESSING
OMNIBUS
ATTN MUTUAL FUND OPS MANAGER
510 MARQUETTE AVE S
MINNEAPOLIS MN 55402-1110

PERSHING LLC                                                         35,509.566     6.29%
PO BOX 2052
JERSEY CITY
NJ 07303-2052

NATIONAL FINANCIAL SERVICES                                          34,067.675     6.04%
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT
200 LIBERTY ST 5TH FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503

CLASS B SHARES:
--------------
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                         13,482.334    24.27%
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 3224606484

PERSHING LLC                                                          8,323.204    14.99%
PO BOX 2052
JERSEY CITY
NJ 07303-2052

FIRST CLEARING, LLC                                                   7,007.100    12.62%
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

                                       66

                                                                       NO. OF
                                                                       SHARES      % OF
NAME AND ADDRESS                                                      OF CLASS     CLASS
-----------------------------------------------------------------   -----------   -------
CHARLES SCHWAB & CO. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS           3,522.122     6.34%
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

CLASS C SHARES:
--------------
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                         68,901.746    23.73%
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 3224606484

UBM WM USA                                                           49,282.309    16.97%
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD, 5TH FLOOR
WEEHAWKEN NJ 07086-6761

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS                               21,602.595     7.44%
HOUSE ACCT FIRM
ATTN: COURTNEY WALLER
880 CARILLON PARKWAY
ST. PETERSBURG FL 33716-1102

FIRST CLEARING, LLC                                                  19,758.591     6.80%
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MORGAN STANLEY SMITH BARNEY                                          15,317.566     5.28%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311

Additional Information
----------------------

     Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the
Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                                       67

                                   APPENDIX A

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS
---------------------------------------------------

     The following descriptions of Standard & Poor's Corporation ("Standard &
Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc.
("Moody's") corporate and municipal bond ratings have been published by Standard
& Poor's, Fitch and Moody's, respectively.

Standard & Poor's/3/
--------------------

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) or MINUS (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch/4/
--------

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information.
Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

----------
/3/  Reprinted from Standard & Poor's Bond Guide.
/4/  As provided by Fitch Ratings, Inc.

                                       A-1

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD AND D Bonds represent the highest potential for default and the lowest potential for recovery.

PLUS(+) MINUS (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

 Moody's/5/
-----------

AAA Bonds which are rated Aaa by Moody's are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS
---------------------------------------------------------------

     The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

----------
/5/  Reprinted from Moody's Bond Record and Short Term Market Record.

                                       A-2

Standard & Poor's/6/
--------------------

----------
/6/  Reprinted from Standard & Poor's Bond Guide.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory.
However, the relative degree of safety is not as high as for issues designated
"A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment.
They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch/7/
--------

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/8/
----------

     Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     .    Leading market positions in well-established industries.

     .    High rates of return on funds employed.

     .    Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     .    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     .    Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios,

                                       A-3

while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

----------
/7/  As provided by Fitch Ratings, Inc.
/8/  Reprinted from Moody's Bond Record and Short Term Market Record.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS
-------------------------------------

     The following descriptions of municipal bond ratings have been published by
Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/9/
--------------------

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus
(+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/10/
---------

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

----------
/9/  Reprinted from Standard & Poor's Bond Guide
/10/ As provided by Fitch Ratings, Inc.

                                       A-4

================================================================================

                                  APPENDIX B :

                            STATEMENT OF POLICIES AND
                           PROCEDURES FOR PROXY VOTING

================================================================================

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P.
     ("ALLIANCEBERNSTEIN", "WE" OR "US") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI
     Policy") is attached to this Statement as an Exhibit.

     We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

     This statement is intended to comply with Rule 206(4)-6 of the Investment
     Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the

                                       B-1

     Investment Company Act of 1940. This statement applies to
     AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.   Proxy Policies

     Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients'
     best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders.
          We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing

                                       B-2

          governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.
          Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as

                                       B-3

          A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals.
          However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

                                       B-4

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.
          Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.
          However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.
          We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

                                       B-5

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report.
          Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S.
          Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete

                                       B-6

          and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

     2.9. ESG

          We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

          Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company.

                                       B-7

          And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including
          ESG issues) in the course of our extensive fundamental,
          company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated
          policy, the appropriate Proxy Committee

                                       B-8

          will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

          Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the
          Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

          It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

     3.2. Engagement

          In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy
          Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the
          Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

                                       B-9

          Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

     3.3. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes
          AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests.
          Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i)
          on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees'
          material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

                                      B-10

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

     3.4. Proxies of Certain Non-U.S. Issuers

          Proxy voting in certain countries requires "share blocking."
          Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.
          During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting
          (i.e., not being able to sell the shares during this period).
          Accordingly, if share blocking is required we generally choose not to vote those shares.

          AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example,
          AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

                                      B-11

     3.5. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue.
          AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.6. Proxy Voting Records

          Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President &
          Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the
          Americas, New York, NY 10105.

          [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and
          Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.

                                      B-12

                                                                         Exhibit

                          Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients'
objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible
Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI")
incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

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After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the
Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued
and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the
Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective

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businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the
Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting
AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by John
Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of the
Proxy Voting Committee for Bernstein.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Steve Cheetham: SVP-Value, London
James Crawford: SVP-Value, Australia
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
David Lesser: VP-Legal, New York
Jason Ley: SVP-Growth, Chicago
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
John Phillips: SVP-Value, New York
Guy Prochilo: SVP-Institutional Investments, New York
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

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